UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22555

FlexShares Trust

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

Diana E. McCarthy, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

with a copy to:

Ann Marie Halter

Craig R. Carberry, Esq.

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 855-353-9383

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

FlexShares® Trust

Annual Report

October 31, 2017

FlexShares® Morningstar US Market Factor Tilt Index Fund

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

FlexShares® US Quality Large Cap Index Fund

FlexShares® STOXX® US ESG Impact Index Fund

FlexShares® STOXX® Global ESG Impact Index Fund

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

FlexShares® STOXX® Global Broad Infrastructure Index Fund

FlexShares® Global Quality Real Estate Index Fund

FlexShares® Real Assets Allocation Index Fund

FlexShares® Quality Dividend Index Fund

FlexShares® Quality Dividend Defensive Index Fund

FlexShares® Quality Dividend Dynamic Index Fund

FlexShares® International Quality Dividend Index Fund

FlexShares® International Quality Dividend Defensive Index Fund

FlexShares® International Quality Dividend Dynamic Index Fund

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

FlexShares® Disciplined Duration MBS Index Fund

FlexShares® Credit-Scored US Corporate Bond Index Fund

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

FlexShares® Ready Access Variable Income Fund

FlexShares® Core Select Bond Fund

Letter to Shareholders

Dear Shareholder:

We are pleased to present the FlexShares annual report for the fiscal year ending October 31, 2017. Included herein are performance results, fund summaries and an investment commentary. Six years ago FlexShares entered the ETF business by listing four funds on the New York Stock Exchange. In subsequent years, the investment industry has been buffeted by many headwinds but FlexShares’ footprint has steadily expanded. During the fiscal year we achieved two significant milestones: the number of FlexShares products grew to twenty-five and our assets exceeded $15 billion—an increase of fifty percent from one year ago. Of course, these markers of success have been driven by you, our valued shareholders. We very much appreciate the trust you continue to place in FlexShares.

At FlexShares we seek to address the investment needs of investors. The key to making this a reality is our product development process. First and foremost, it is collaborative. Anchored in observation and insight, we survey the economic, financial, market and regulatory landscapes to spot changes that could alter opportunities for investors. At the same time, we maintain close dialogues with investors in order to understand first-hand their reactions to what we uncover. Next, we draw on the expertise of portfolio managers, fundamental and quantitative researchers, data analysts and index designers. Following an iterative process, we integrate these inputs as we advance from research and analysis to testing, design and implementation. The overall process combines informed insights, practitioner perspectives and contemporary techniques, all aiming to build investment products that are practical, useful and efficient.

Our series of ETFs is not easily labeled. Existing FlexShares products employ different strategy implementations including utilization of alternatively-weighted indexes, actively managed and ETF of ETFs. A focus on solving investor problems, whether old or new, is the common thread running through our product lineup.

FlexShares ETFs serve four investor objectives: Capital Appreciation, Risk Management, Income Generation and Liquidity Management. Over the past year, FlexShares launched one new actively-managed ETF:

FlexShares ETFs	Ticker	Investment Objective

Core Select Bond Fund	BNDC	Income

Financial Market Highlights – Year Ending October 31, 2017

Many investors use consensus expectations as the starting point for determining macro outlooks which then are used to inform their portfolio construction decisions. Among other things, the past twelve months provided a tutorial on the perils of over reliance on the consensus view.

The US election extended a cycle of unexpected events for investors that began with Brexit. Since the election, the rally in equities has been strong, consistent and global. For example, even as domestic stocks hit new record highs during the 12-month period, international investing, led by emerging market equities, outperformed US equities. During the same time period, performance of US value stocks, however, lagged the market while growth and momentum styles flourished. The overall performance of US equities was mostly tied to the US dollar, which rose after the election but then weakened, especially versus the euro which benefited from surprisingly strong European Union (EU) growth. For the one-year time frame, as of October 31, 2017, returns for both US and developed economy (excluding the US) equity indexes were over 23%, while emerging markets gained over 26%.1

Expectations for global economic growth traveled a similar path. Negotiations between the EU and United Kingdom (UK) regarding Brexit’s timing and terms occurred alongside Continental elections. While Brexit and the elections were perceived hurdles to better economic growth, the opposite occurred when strong growth was reported in Japan, the EU, China and the US. The synchronized global expansion ended up being an important fundamental underpinning for both equity market valuations and US corporate profits. US corporate profits, led by consumption and business investment, consistently beat expectations. Rising consumer and business confidence flowed through to better-than-anticipated US Gross Domestic Product (GDP), which experienced its first back-to-back 3% GDP quarters since 2014.

[1]

Source: Bloomberg. US returns as measured by the S&P 500 Index were 23.6%; Developed Economy Ex-Us returns as measured by MSCI EAFE Index were 23.4% and Emerging Market returns as measured by the MSCI EM Index were 26.5%.

2	FLEXSHARES ANNUAL REPORT

Letter to Shareholders (cont.)

Debates about global central bank monetary policies and the normalization of low global interest rates continued apace. The US labor market improved steadily, moving past what was thought to be the “full employment” threshold. Despite the tightening jobs situation, growth in wages stayed modest and central bankers remain stumped by the combination of robust growth and below-target inflation. Importantly, global monetary stimulus continued to be highly supportive and the Federal Reserve’s tightening campaign kept on a gradual and cautious pace. For the period, domestic interest rates rose modestly across the Treasury curve, with shorter rates moving up more than long maturities. At the same time, except for high yield bonds, most fixed income returns were flat to modestly positive.

The period’s backdrop of turbulent events caused some consternation for investors. We believe a large portion of investors, however, appeared to stay focused on what mattered including earnings, global growth, low interest rates and potential regulation rollbacks. The surprising, non-consensus result was that US stocks experienced one of their calmest 12-month periods ever, as measured by the Chicago Board Options Exchange Volatility Index (VIX) which shows the overall market’s expectations of 30-day volatility, achieving an all-time low in September 2017.2

One consensus expectation that did come true during the period had to do with ETF asset flows. Continuing the trend of recent years, net ETF industry flows remained strongly positive and again hit record levels.3 The continued overall market performance generated robust investor demand across asset classes. Fixed Income ETF flows remained steady and strong while commodity ETF flows were variable. ETF asset flows overall continued to benefit from the broadening footprint of multi-asset investment solutions products. Lastly, and also mirroring the trend of recent years, the largest providers and biggest funds again garnered the lions’ share of new ETF flows.

Investment Themes

After eight years of central bank engagement due to the 2008 financial crisis, the US election shifted investor focus. One year later steady job growth and improving measures of confidence, along with solid corporate profits, underpin the constructive outlook. A nagging question for investors is how much of today’s risk asset valuations are a function of the still generous global monetary policies. The idea that quantitative easing distorted all asset values has not been displaced by the improving fundamentals. When and how the global monetary elixir is removed remains a primary consideration for future asset returns and investor flows.

The lower for longer interest rate construct continues to reverberate across the investment landscape. Ultra-low rate levels have now been in place for so long that they have firmly worked their way into the arithmetic of the capital market assumption exercises performed by many actuaries and asset managers. As these forecasted returns grind painfully lower, the impact fees have on the returns of modeled portfolio outcomes has come under closer scrutiny. The surge of assets into ETFs is a first order response to this squeeze on financial asset returns. It is highly likely that this trend will continue. We believe that investors will always be open to product innovations that are designed to deliver a clear value-proposition at a cost-effective price point.

Global business leaders and investors have embraced the incorporation of environmental, social and governance (ESG) considerations into their firms’ policies in recent years and ESG investing continues to evolve. The explosion of multiple data sources combined with new quantitative tools and analytical techniques continues to transform how ESG considerations are incorporated into investment products. We believe that investment products will continue to feature ESG elements in a variety of ways that will be designed to compete on both a risk adjusted and investment performance basis.

Evaluating the investment horizon is an important aspect of a successful investment process. Good judgement and the right products play a role in successful investment decision-making. We believe our suite of purposeful investment strategies are well suited for the challenges of today’s investing environment.

Please review our entire Annual Report to learn more about FlexShares ETFs, and visit our website at www.flexshares.com for additional information regarding portfolio characteristics, pricing and performance.

[2]	Bloomberg, 10/31/2017.
[3]	Morningstar, 10/31/2017.

FLEXSHARES ANNUAL REPORT	3

Letter to Shareholders (cont.)

We look forward to continuing to serve you and thank you for your interest in FlexShares – Built by Investors for Investors.

Sincerely,

Shundrawn A. Thomas

President, Northern Trust Asset Management

The views in this letter were as of October 31, 2017 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Funds’ investment methodology and do not constitute investment advice.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

An investment in the Funds’ is subject to numerous risks, including possible loss of principal. Fund returns may not match the return of the respective indexes. Some of the risks include, but are not limited to, the following: asset class; commodity; concentration; counterparty; currency; derivatives; dividend; emerging markets; equity securities; fluctuation of yield; foreign securities; geographic; income; industry concentration; inflation-protected securities; infrastructure-related companies; interest rate / maturity risk; issuer; large cap; management; market; market trading; mid cap stock; MLP; momentum; natural resources; new funds; non-diversification; passive investment; privatization; small cap stock; tracking error; value investing; and volatility risk. A full description of risks is in each Fund’s prospectus.

Foreside Fund Services, LLC, distributor.

4	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund Ticker:   TILT

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	5 Year	Fund Inception 9/16/2011

FlexShares Morningstar US Market Factor TILT Index Fund (Based on Net Asset Value)	23.77%	9.85%	14.73%	14.88%

FlexShares Morningstar US Market Factor TILT Index Fund (Based on Market Price)	23.72%	9.86%	14.09%	14.89%

Morningstar® US Market Factor Tilt IndexSM	23.82%	9.98%	14.93%	15.08%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assumes that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® US Market Factor Tilt IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of U.S. equity securities that is designed to provide a broad exposure to the overall U.S. equities market, with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2017, there were 2,496 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on domestic risk assets generally traded higher. Through Q4 of 2016, U.S. equity markets moved higher following the surprise results of the presidential election. Small cap equities led markets as investors anticipated fiscally expansive policies to drive growth. U.S. markets continued higher in Q1 of 2017 on supportive fundamental data and post-election growth optimism. Quarter-end, however, was marked by Congress’ failed attempt to overhaul the Affordable Care Act, dampening expectations around the timing and likelihood of anticipated tax reform and fiscal spending initiatives. U.S. equities were up in Q2 and Q3, but trailed international equity markets as investors adjusted expectations from the U.S. economy driving growth to improving global growth prospects. In particular, a concentration of large cap technology and retail companies contributed an outsized portion of the aggregate equity market’s performance. Markets were supported by strong corporate earnings as weakness in the U.S. dollar over the first nine months of 2017 provided a tailwind for businesses with a global footprint. U.S. equity markets moved higher in October 2017 on positive macroeconomic data and strong reported Q3 corporate earnings aided by foreign sales. The Federal Reserve was consistent in its messaging surrounding planned rate hikes and the handling of its balance

FLEXSHARES ANNUAL REPORT	5

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Market Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

sheet through the 12-month period and did not surprise investors with any unexpected monetary changes.

Size exposure was a positive driver of performance for the 12 months ending October 31, 2017 as the surge in small cap equities post-election was strong enough to overcome the outperformance of large caps during the first ten months of 2017. Value exposure was also volatile during the time period, as attractively priced equities underperformed growth stocks. Overall, the positive performance of the size exposure was not enough to offset the headwinds from the value exposure and the Underlying Index underperformed the Russell 3000 Index by 16 basis points (bps)1. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -5 bps, which is reflective of the management fee (-25 bps), stock selection/futures (+12 bps) and securities lending (+8 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

6	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund Ticker:   TLTD

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	5 Year	Fund Inception 9/25/2012

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Net Asset Value)	24.58%	7.22%	9.01%	8.53%

FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund (Based on Market Price)	25.38%	7.27%	4.26%	8.66%

Morningstar® Developed Markets ex-US Factor Tilt IndexSM	24.73%	7.36%	9.19%	8.70%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.40% and the net expense ratio is 0.39%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Developed Markets ex-U.S. Factor Tilt IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide a broad exposure to the global developed equities market excluding the U.S., with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2017, there were 3,258 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on developed international risk assets generally traded higher. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the devaluing of the USD. Through Q4 of 2016, developed international equity markets moved higher in local terms on the prospect of improving global growth, but returns to U.S. investors were negatively impacted by a sharp rise in the U.S. dollar. Developed markets continued to advance in Q1 of 2017 as both the European Central Bank and the Bank of England upgraded their Gross Domestic Product (GDP) projections for their respective markets. Global markets moved higher in Q2 as investors pivoted from a U.S.-led growth outlook to global, durable growth prospects. Additionally, risk of a European Union breakup diminished following the French elections. Developed equities advanced in Q3 on strengthening economic data; for U.S. investors positive returns were amplified as the Canadian Dollar and most Developed European currencies strengthened versus the USD. Markets moved higher in October 2017 on positive Japanese election results and generally positive economic data from the Eurozone.

FLEXSHARES ANNUAL REPORT	7

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Developed Markets ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Driven by accommodative monetary policies and increased appetite for risk, small cap stocks outperformed large cap stocks over the course of the 12 months ending October 31, 2017. In addition, value exposure was a positive driver of Underlying Index and Fund performance over the 12 months ending October 31, 2017 as value stocks in developed markets outperformed growth stocks. Overall, the positive performance derived from the size and value exposures were the primary drivers of Underlying Index outperformance against the MSCI World ex-USA IMI Index of 1.54%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve-month period was -15 basis points (bps)1, which is reflective of the Fund’s management fee (-39 bps), stock selection/futures (-3 bps), securities lending (+11 bps), dividend tax differential (+18 bps) and performance calculation differences between the Underlying Index and the Fund (-2 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

8	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund Ticker:   TLTE

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	5 Year	Fund Inception 9/25/2012

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Net Asset Value)	23.56%	5.56%	4.78%	4.52%

FlexShares Morningstar Emerging Markets Factor Tilt Index Fund (Based on Market Price)	23.47%	5.75%	0.40%	4.64%

Morningstar® Emerging Markets Factor Tilt IndexSM	24.40%	6.17%	5.47%	5.28%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.60% and the net expense ratio is 0.59%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Emerging Markets Factor Tilt IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide a broad exposure to the global emerging equities markets with increased exposure (or a “tilt”) to small-capitalization stocks and value stocks. As of October 31, 2017, there were 2,653 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on emerging market equities generally traded higher. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the devaluing of the USD. Through Q4 of 2016, emerging markets moved lower on uncertainty over U.S. trade and foreign policies as well as the impact of a strengthening USD and the Federal Reserve’s rate increase. Markets rebounded strongly over the first half of 2017 as developing equity markets reacted favorably to improved global growth prospects, firming economic data out of China and India and weakness in the USD. Emerging markets continued to advance in Q3 as rising commodity prices, continued weakness in the USD and investors’ positive outlook for China’s economy all supported risk assets. In particular, emerging market technology companies drove markets higher in Q2 and Q3. Emerging markets equities finished higher in October 2017, led by strength out of the Asia Pacific region.

Increased market volatility dampened investor appetites for small cap stocks in emerging economies, which helped cause them to underperform large cap stocks during the year ending October 31, 2017. In

FLEXSHARES ANNUAL REPORT	9

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Emerging Markets Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

addition, value exposure was a negative driver of performance over the twelve months as value stocks in emerging economies underperformed growth stocks. Overall, the negative performance derived from the size and value exposures were the primary drivers of Underlying Index’s underperformance to the MSCI EM IMI Net Index by 1.28%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -84 basis points (bps)1, which is reflective of the Fund’s management fee (-59 bps), stock selection/futures (-16 bps), securities lending (+3 bps), dividend tax differential (+1 bps) and performance calculation differences between the Underlying Index and the Fund (-13 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

10	FLEXSHARES ANNUAL REPORT

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar DM ex-US Factor Tilt Index Fund Ticker:   TLDH

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	Fund Inception 11/9/2015

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (Based on Net Asset Value)	24.75%	12.16%

FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (Based on Market Price)	24.84%	12.41%

Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM	24.42%	11.94%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.94% and the net expense ratio is 0.44%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Developed Markets ex-U.S. Factor Tilt Hedged IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide a broad exposure to the global developed equities market excluding the U.S., with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Index hedged against the U.S. dollar on a monthly basis. As of October 31, 2017, there were 3,258 issues in the Underlying Index. Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (an “Underlying Fund”). In order to replicate the “hedging” component of the Underlying Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on developed international risk assets generally traded higher. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the devaluing of the dollar. Through Q4 of 2016, developed international equity markets moved higher in local terms on the prospect of improving global growth, but returns to U.S. investors were negatively impacted by a sharp rise in the U.S. dollar. Developed markets continued to advance in Q1 of 2017 as both the European Central Bank and the Bank of England upgraded their Gross Domestic Product (GDP) projections for their respective markets. Global markets moved higher in Q2 as investors pivoted from a U.S.-led growth

FLEXSHARES ANNUAL REPORT	11

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

outlook to global, durable growth prospects. Additionally, risk of a European Union breakup diminished following the French elections. Developed equities advanced in Q3 on strengthening economic data; for U.S. investors positive returns were amplified as the Canadian Dollar and most Developed European currencies strengthened versus the USD. Markets moved higher in October 2017 on positive Japanese election results and generally positive economic data from the Eurozone.

Driven by accommodative monetary policies and increased appetite for risk, small cap stocks outperformed large cap stocks over the course of the 12 months ending October 31, 2017. In addition, value exposure was a positive driver of Underlying Index and Fund performance over the 12 months as value stocks in developed markets outperformed growth stocks. Hedging the underlying foreign currency exposure was a negative driver of the Fund’s performance. Overall, the positive performance derived from the size and value exposures offset the negative impact of the currency hedge and the Underlying Index outperformed the MSCI World ex-USA IMI Index of 1.23%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was +33 basis points1 (bps), which is reflective of the Fund’s management fee (-44 bps), implementation of the currency hedge (-13 bps), tracking error of the Underlying Fund against its underlying index (+30 bps) and performance calculation differences between the Underlying Index and the Fund (+60 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

12	FLEXSHARES ANNUAL REPORT

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar EM Factor Tilt Index Fund Ticker:   TLEH

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	Fund Inception 11/9/2015

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (Based on Net Asset Value)	21.16%	14.05%

FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (Based on Market Price)	20.75%	13.89%

Morningstar® Emerging Markets Factor Tilt Hedged IndexSM	22.35%	14.55%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.32% and the net expense ratio is 0.64%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Morningstar® Emerging Markets Factor Tilt Hedged IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities designed to provide a broad exposure to the global emerging equities markets, with (i) increased exposure (or a “tilt”) to small-capitalization stocks and value stocks and (ii) currency risk of the securities included in the Index hedged against the U.S. dollar on a monthly basis. As of October 31, 2017, there were 2,653 issues in the Underlying Index. Currently, the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in the FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (an “Underlying Fund”). In order to replicate the “hedging” component of the Underlying Index, the Fund intends to enter into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on emerging market equities generally traded higher. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the devaluing of the dollar. Through Q4 of 2016, emerging markets moved lower on uncertainty over U.S. trade and foreign policies as well as the impact of a strengthening USD and the Federal Reserve’s rate increase. Markets rebounded strongly over the first half of 2017 as developing equity markets reacted favorably to improved global growth prospects, firming economic data out of China and India and weakness in the USD. Emerging markets continued to advance in Q3 as rising commodity prices, continued weakness in the USD and investors’ positive

FLEXSHARES ANNUAL REPORT	13

FlexShares® Currency	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Hedged Morningstar EM Factor Tilt Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

outlook for China’s economy all supported risk assets. In particular, emerging market technology companies drove markets higher in Q2 and Q3. Emerging markets equities finished higher in October 2017, led by strength out of the Asia Pacific region.

Increased market volatility dampened investor appetites for small cap stocks in emerging economies, which caused them to underperform large cap stocks during the year ending October 31, 2017. In addition, value exposure was a negative driver of performance over the twelve months ended October 31, 2017 as value stocks in emerging economies underperformed growth stocks. Hedging the underlying foreign currency exposure was a negative driver of the Fund’s performance. Overall, the negative performance derived from the size and value exposures, as well as the negative impact of the currency hedge, were the primary drivers of Underlying Index’s underperformance to the MSCI EM IMI Net Index by 3.33%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve-month period was -1.19%, which is reflective of the Fund’s management fee of -64 basis points (bps)1, implementation of the currency hedge (-44 bps), tracking error of the unhedged constituent fund to the unhedged index (-18 bps) and performance calculation differences between the Underlying Index and the Fund (+7 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

14	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund Ticker:   QLC

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	Fund Inception 9/23/2015

FlexShares US Quality Large Cap Index Fund (Based on Net Asset Value)	23.65%	14.03%

FlexShares US Quality Large Cap Index Fund (Based on Market Price)	24.08%	14.22%

Northern Trust Quality Large Cap IndexSM	24.16%	14.46%

S&P 500 Index	23.63%	16.84%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Large Cap IndexSM (the “Underlying Index”). The Underlying Index is designed to measure the performance of companies that exhibit certain quality, valuation and momentum characteristics, within a universe of publicly-traded U.S. large capitalization equity securities. As of October 31, 2017, there were 132 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on domestic risk assets generally traded higher. Through Q4 of 2016, U.S. equity markets moved higher following the surprise results of the presidential election. Small cap equities led markets as investors anticipated fiscally expansive policies to drive growth. U.S. markets continued higher in Q1 of 2017 on supportive fundamental data and post-election growth optimism. U.S. markets continued higher in Q1 on supportive fundamental data and post-election growth optimism. The end of Q1, however, was marked by Congress’ failed attempt to overhaul the Affordable Care Act, dampening expectations around the timing and likelihood of anticipated tax reform and fiscal spending initiatives. U.S. equities were up in Q2 and Q3, but trailed international equity markets as investors adjusted expectations from the U.S. economy driving growth to improving global growth prospects. In particular, a concentration of large cap technology and retail companies contributed an outsized portion of the aggregate equity market’s performance. Markets were supported by strong corporate earnings as weakness in the U.S. dollar over the first nine months of 2017 provided a tailwind for businesses with a global footprint. U.S. equity markets moved higher in October 2017 on positive macroeconomic data and strong reported Q3 corporate earnings aided by

FLEXSHARES ANNUAL REPORT	15

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Quality Large Cap Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

foreign sales. The Federal Reserve was consistent in its messaging surrounding planned rate hikes and the handling of its balance sheet through the 12-month period and did not surprise investors with any unexpected monetary changes.

The momentum exposure of the Underlying Index was a positive driver of performance while both the quality and value exposures were detractors. Overall, the positive performance derived from the momentum exposure offset the negative impact of the quality and momentum exposures and the Underlying Index outperformed the S&P 500 Index by 53 basis points (bps)1. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -51 bps, which is reflective of the management fee (-32 bps) and stock selection/futures (-19 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

16	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US ESG Impact Index Fund Ticker:   ESG

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	Fund Inception 7/13/2016

FlexShares STOXX® US ESG Impact Index Fund (Based on Net Asset Value)	23.19%	17.60%
FlexShares STOXX® US ESG Impact Index Fund (Based on Market Price)	23.30%	17.72%
STOXX® USA ESG Impact IndexSM	22.54%	17.06%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.37% and the net expense ratio is 0.32%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® USA ESG Impact IndexSM (Underlying Index). The Underlying Index is an optimized index designed to provide broad market exposure that is tilted toward U.S. companies that score better with respect to a small set of environmental, social and governance (ESG) characteristics and to provide the potential for attractive risk-adjusted performance relative to the STOXX® USA 900 Index, as determined by STOXX Ltd., the index provider, in accordance with its methodology and analytical findings. As of October 31, 2017, there were 260 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on domestic risk assets generally traded higher. Through Q4 of 2016, U.S. equity markets moved higher following the results of the presidential election. Small cap equities led markets as investors anticipated fiscally expansive policies to drive growth. U.S. markets continued higher in Q1 of 2017 on supportive fundamental data and post-election growth optimism. Quarter-end, however, was marked by Congress’ failed attempt to overhaul the Affordable Care Act, dampening expectations around the timing and likelihood of anticipated tax reform and fiscal spending initiatives. U.S. equities were up in Q2 and Q3, but trailed international equity markets as investors adjusted expectations concerning the U.S. economy’s ability to drive growth that could improve overall global growth prospects. In particular, a concentration of large cap technology and retail companies contributed an outsized portion of the aggregate equity market’s performance. Markets have been supported by strong corporate earnings, but weakness in the U.S. dollar over the first nine months of 2017 provided a tailwind for businesses that had a global reach. U.S. equity markets moved higher in October 2017 on positive

FLEXSHARES ANNUAL REPORT	17

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US ESG Impact Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

macroeconomic data and strong reported Q3 corporate earnings aided by foreign sales. The Federal Reserve was consistent in its messaging surrounding planned rate hikes and the handling of its balance sheet through the 12-month period and did not surprise investors with any unexpected monetary changes.

The Underlying Index had a positive total return during the 12 months ending October 31, 2017. The Index underperformed the STOXX® USA 900 Net Total Return Index, by -0.45%. Its ESG tilted approach resulted in a slightly greater allocation to information technology but led to an underweight allocation to both industrials and health care as compared to the STOXX® USA 900 Net Total Return Index. Most sectors were positive contributors to overall Fund performance except for telecommunication services and energy.

The tracking difference of the Fund’s NAV and the Underlying Index for the period was +65 basis points (bps),1 which is reflective of the Fund’s management fee (-32 bps), transaction costs (-1 bps), positive contributions from security selection (+35 bps) and dividend tax differential (+63 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

18	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global ESG Impact Index Fund Ticker:   ESGG

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	Fund Inception 7/13/2016

FlexShares STOXX® Global ESG Impact Index Fund (Based on Net Asset Value)	24.37%	19.15%
FlexShares STOXX® Global ESG Impact Index Fund (Based on Market Price)	24.55%	19.31%
STOXX® Global ESG Impact IndexSM	24.12%	19.00%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.45% and the net expense ratio is 0.42%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the STOXX® Global ESG Impact IndexSM (Underlying Index). The Underlying Index is an optimized index designed to provide broad market exposure that is tilted toward global companies that score better with respect to a small set of environmental, social and governance (ESG) characteristics and to provide the potential for attractive risk-adjusted performance relative to the STOXX® Global 1800 Index, as determined by STOXX Ltd., the index provider, in accordance with its methodology and analytical findings. As of October 31, 2017, there were 753 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on international risk assets generally traded higher. Over the course of the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted returns for U.S. investors with international investments as returns in local currencies generally were enhanced by the devaluing of the dollar. Through Q4 of 2016 international equity markets were relatively flat as positive performance in developed markets was offset by weakness in emerging market equities due to uncertainty over U.S. trade and foreign policies, a strengthening USD and the possibilities for the Federal Reserve to increase rates. International markets moved higher over the first half of 2017 as investors pivoted from a U.S.-led growth outlook to focus on the potential for higher global growth prospects. International equity markets continued to advance in Q3 as rising commodity prices, continued weakness in the USD and investors’ positive outlook for China’s economy, all supported equity market prices. Markets moved higher in October, 2017 led by strength from the Asia Pacific region.

FLEXSHARES ANNUAL REPORT	19

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global ESG Impact Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The Underlying Index had a positive total return during the 12 months ending October 31, 2017. The Underlying Index outperformed the global equity markets, as defined by the STOXX® 1800 Global Net Total Return Index, by +1.15%. Its ESG tilted approach resulted in a slightly greater allocation to information technology but led to an underweight allocation to both industrials and health care as compared to the broader index. In comparison to the STOXX® 1800 Global Net Total Return Index, the portfolio’s sector overweight in information technology provided a boost to Fund performance while the underweight in industrials and financials detracted from performance. The bias to U.S. equities contributed positively to performance during the 12 months ending October 31, 2017.

The tracking difference of the Fund NAV and the Underlying Index for the period was +25 basis points (bps),1 which is reflective of the Fund’s management fee (-42 bps), transaction costs (-2 bps), positive contributions from security selection (+28 bps) and dividend tax differential (+41 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

20	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund Ticker:   GUNR

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	5 Year	Fund Inception 9/16/2011

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Net Asset Value)	17.81%	1.96%	0.60%	0.62%

FlexShares Morningstar Global Upstream Natural Resources Index Fund (Based on Market Price)	17.97%	2.03%	0.59%	0.67%

Morningstar® Global Upstream Natural Resources IndexSM	18.19%	2.41%	0.99%	0.94%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.47% and the net expense ratio is 0.46%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Morningstar® Global Upstream Natural Resources IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets, including the U.S., as determined by Morningstar, Inc., (the “Index Provider”) pursuant to its index methodology. The companies included in the Underlying Index have significant business operations in the ownership, management and/or production of natural resources in energy, agriculture, precious or industrial metals, timber and water resources sectors, as determined by the Index Provider pursuant to its index methodology. As of October 31, 2017, there were 119 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective and a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, higher commodity and natural resources prices in many sectors were driven by improving global economic growth, a weaker U.S. dollar (USD), increased demand from emerging markets and disciplined supply metrics. Positive price momentum in energy and industrial metals continued from the recovery that began in February 2016. Production cutbacks by the Organization of the Petroleum Exporting Countries (OPEC) producers aided in reducing excess global inventories of crude oil while demand increased on sustained higher economic growth in developed economies, China and other emerging markets. Emerging market economies stimulated demand for industrial metals leading to robust price gains in copper, aluminum, zinc and nickel. Following price gains in 2016, iron ore prices were weaker on excess supply and reduced demand, mostly from China. Precious metals prices were mixed as gold and silver prices were lower for the fiscal year as higher

FLEXSHARES ANNUAL REPORT	21

FlexShares® Morningstar	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Upstream Natural Resources Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

interest rates reduced precious metals usage as stores of value while industrial applications (automotive) for palladium drove prices higher. Grains remained weak as excess supplies, along with expectations for solid 2017 harvests weighed on prices. Protein prices (cattle and hogs) were positive for the fiscal year on increased global demand and restricted supplies. U.S. lumber prices posted strong price gains on housing demand and supply restrictions due to an ongoing Canada/U.S. trade dispute and an active 2017 forest fire season. During the fiscal year, the U.S. Dollar (DXY Index) fell 5.8% through August, then recovered to be down 3.9% at fiscal year-end on expectations for a December 2017 Federal Reserve overnight rate increase and the positive outlook for U.S. tax reform. A lower USD is typically a positive for natural resource prices.

During the 12 months ending October 31, 2017, the Underlying Index underperformed the global natural resource equity markets, as defined by the S&P Global Natural Resources Index (“Market Benchmark”), 18.19% versus 23.05%, respectively. Due to the Underlying Index’s focus on the upstream section of the natural resource supply chain, there was limited to no exposure to outperforming downstream natural resource sectors such as, but not limited to, oil refining, steel/metal fabrication and packaging. The Underlying Index’s higher equity U.S. exposure versus the Market Benchmark contributed to trailing performance as the lower USD aided international equity returns for U.S. investors. All five natural resource sectors (energy, metals, agriculture, timber and water) generated positive returns for the fiscal year with allocations to the metals and energy sectors the key contributors to positive performance. Tracking difference for the period between the Fund’s NAV and the Underlying Index was -38 basis points (bps)1, which is reflective of the Fund’s management fee (-46 bps), stock selection/futures (-1 bps), foreign dividend tax differential treatment (+8 bps), securities lending (+4bps) and other factors (-3 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

22	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund Ticker:   NFRA

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	Fund Inception 10/8/2013

FlexShares STOXX Global Broad Infrastructure Index Fund (Based on Net Asset Value)	13.44%	4.15%	7.24%

FlexShares STOXX Global Broad Infrastructure Index Fund (Based on Market Price)	13.23%	3.92%	7.24%

STOXX® Global Broad Infrastructure Index	13.27%	4.01%	7.18%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the STOXX® Global Broad Infrastructure Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of equity securities of infrastructure-related companies that are domiciled or traded in developed and emerging markets around the world (including the U.S.). The companies included in the Underlying Index derive at least 50% of their revenues from the ownership, development, construction, financing or operation of infrastructure assets, as determined by STOXX, the index provider, pursuant to its index methodology. As of October 31, 2017, there were 150 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on global risk assets generally traded higher. Through Q4 of 2016, global equity markets moved higher following the surprise results of the U.S. presidential election. Investors weighed the anticipated fiscally expansive policies to drive growth in the U.S. against the uncertainty U.S. trade and foreign policies, a strengthening U.S. Dollar (USD) and the Federal Reserve increasing rates would have internationally. Global markets continued to push higher over the first half of 2017 as investors pivoted from a U.S.-led growth outlook to global, durable growth prospects. Global equity markets advanced in Q3 of 2017 as rising commodity prices, continued weakness in the USD and investors’ positive outlook for China’s economy all supported risk assets. Global risk assets moved higher in October on positive macroeconomic data.

The global infrastructure asset class, as referenced by the S&P Global Infrastructure Index, underperformed the broad global equity market, as defined by the MSCI ACWI Index, during the 12 months ending

FLEXSHARES ANNUAL REPORT	23

FlexShares® STOXX®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Broad Infrastructure Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

October 31, 2017 by 7.39%. The broader definition of infrastructure incorporated in the Fund’s Underlying Index as compared to the S&P Global Infrastructure Index negatively impacted the Underlying Index’s performance as it underperformed the S&P Global Infrastructure Index by 3.24%. The Underlying Index’s exposures to the energy sector positively impacted its performance while exposures to communications, social, transportation and utilities infrastructure detracted from Underlying Index performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was +17 basis points (bps)1, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+14 bps), securities lending (+4 bps) and dividend tax differential (+46 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

24	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund Ticker:   GQRE

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	Fund Inception 11/5/2013

FlexShares Global Quality Real Estate Index Fund (Based on Net Asset Value)	11.71%	6.79%	8.29%
FlexShares Global Quality Real Estate Index Fund (Based on Market Price)	11.71%	6.63%	8.34%
Northern Trust Global Quality Real Estate IndexSM	11.63%	6.66%	8.21%
FTSE EPRA/NAREIT Developed IndexSM	6.12%	3.46%	5.24%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.46% and the net expense ratio is 0.45%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Global Quality Real Estate IndexSM (the “Underlying Index”). The Underlying Index is designed to measure the performance of companies that exhibit certain quality, valuation and momentum characteristics within a universe of publicly-traded equity securities of U.S. and non-U.S. real estate investment trusts (REITs) and real estate companies. As of October 31, 2017, there were 167 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on global risk assets generally traded higher. Through Q4 of 2016 global equity markets moved higher following the surprise results of the U.S. presidential election. Investors weighed the anticipated fiscally expansive policies to drive growth in the U.S. against the uncertainty U.S. trade and foreign policies, a strengthening U.S. dollar (USD) and the Federal Reserve increasing rates would have internationally. Global markets continued to push higher over the first half of 2017 as investors pivoted from a U.S.-led growth outlook to global, durable growth prospects. Global equity markets advanced in Q3 of 2017 as rising commodity prices, continued weakness in the USD and investors’ positive outlook for China’s economy all supported risk assets. Global risk assets moved higher in October 2017 on positive macroeconomic data.

The global real estate asset class, as measured by the FTSE EPRA/NAREIT Developed Index, underperformed the broad global equity market, as measured by the MSCI ACWI Index, during the 12 months ending October 31, 2017 by 17.78%. The quality, value and momentum exposures of the Underlying Index were positive drivers of performance. Overall, the positive performance derived from the quality, value and

FLEXSHARES ANNUAL REPORT	25

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Global Quality Real Estate Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

momentum exposures were the primary drivers of the Underlying Index’s outperformance against the FTSE EPRA/NAREIT Developed Index by 5.51%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was +8 basis point (bps)1, which is reflective of the Fund’s management fee (-45 bps), stock selection/futures (+22 bps), securities lending (+2 bps), dividend tax differential (+29 bps) and performance calculation differences between the Underlying Index and the Fund (-1 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

26	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund Ticker:   ASET

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	Fund Inception 11/23/2015

FlexShares Real Assets Allocation Index Fund (Based on Net Asset Value)	12.73%	9.38%

FlexShares Real Assets Allocation Index Fund (Based on Market Price)	13.05%	9.56%

Northern Trust Real Assets Allocation IndexSM	12.86%	9.50%

MSCI ACWI Index	23.20%	12.75%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 1.19% and the net expense ratio is 0.57%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Northern Trust Real Assets Allocation IndexSM (the “Underlying Index”). The Underlying Index measures the performance of an optimized allocation to other FlexShares ETFs (“Underlying Funds”) that is intended to provide exposures to certain real assets and minimize overall volatility of investment in the Underlying Funds. The Underlying Funds invest primarily in separate sets of securities representing or providing exposures to global “real assets.” Examples of real assets include but are not limited to commodities, precious metals, oil, and real estate. As of October 31, 2017, there were three Underlying Funds in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective and to manage the Fund.

During the 12 months ending October 31, 2017, real assets as an asset class exhibited subdued positive returns. Global equities continued to exhibit growth, however, due to favorable gains in Europe as a result of improving political and economic conditions. Asia and the U.S. also continued to show signs of economic expansion and equities overall continued to benefit from historically low interest rates. While the Federal Reserve raised short-term interest rates during the period in response to an improving economy, investors continued to invest in infrastructure-related equities as they continue to experience low bond yields and the potential likelihood for an increase in global infrastructure spending in the near future. Through Q4 of 2016 international equity markets were relatively flat as positive performance in developed markets was offset by weakness in emerging market equities due to uncertainty over U.S. trade and foreign policies, a strengthening U.S. dollar (USD) and the possibilities for the Federal Reserve to increase rates. International markets moved higher over the first half of 2017 as investors pivoted from a U.S.-led growth outlook to focus on the potential for higher global growth prospects. International equity markets continued to advance in Q3 of 2017 as

FLEXSHARES ANNUAL REPORT	27

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Real Assets Allocation Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

rising commodity prices, continued weakness in the USD and investors’ positive outlook for China’s economy, all supported equity market prices. Markets moved higher in October 2017 led by strength from the Asia Pacific region.

The Underlying Index had a positive total return during the 12 months ending October 31, 2017. The Fund, however, underperformed the global equity markets, as defined by the MSCI All Country World Index (ACWI), by -11.02%. The fund’s approach to allocating among three real assets sectors: Natural Resources, Infrastructure and Real Estate was impacted by the sharp rise of the U.S. dollar, subdued real assets returns, Asia and the U.S. showing signs of economic expansion and investors continuing to invest in infrastructure-related equities due to the potential likelihood for an increase in global infrastructure spending in the near future. These factors resulted in a greater allocation to real estate and infrastructure relative to its natural resource allocation.

The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -13 basis points (bps)1, which is reflective of the Fund’s management fee (-57 bps), transaction expenses (-3 bps) and reimbursed amounts equal to the acquired fund fees and expenses attributable to the Fund’s investments in the Underlying Funds (+47 bps).

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

28	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund Ticker:   QDF

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Index Fund (Based on Net Asset Value)	18.10%	9.13%	14.62%

FlexShares Quality Dividend Index Fund (Based on Market Price)	18.03%	9.15%	14.63%

Northern Trust Quality Dividend IndexSM	18.89%	9.66%	15.14%

Russell 1000® Index	23.67%	10.57%	15.39%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Dividend IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility similar to that of the Northern Trust 1250 IndexSM (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 similar to the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2017, there were 150 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on domestic risk assets generally traded higher. Through Q4 of 2016, U.S. equity markets moved higher following the surprise results of the presidential election.

[1]	Northern Trust 1250 IndexSM is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	29

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Small cap equities led markets as investors anticipated fiscally expansive policies to drive growth. U.S. markets continued higher in Q1 of 2017 on supportive fundamental data and post-election growth optimism. The end of Q1, however, was marked by Congress’ failed attempt to overhaul the Affordable Care Act, dampening expectations around the timing and likelihood of anticipated tax reform and fiscal spending initiatives. U.S. equities were up in Q2 and Q3, but trailed international equity markets as investors adjusted expectations from the U.S. economy driving growth to improving global growth prospects. In particular, a concentration of large cap technology and retail companies contributed an outsized portion of the aggregate equity market’s performance. Markets were supported by strong corporate earnings as weakness in the U.S. dollar over the first nine months of 2017 provided a tailwind for businesses with a global footprint. U.S. equity markets moved higher in October on positive macroeconomic data and strong reported Q3 corporate earnings aided by foreign sales. The Federal Reserve was consistent in its messaging surrounding planned rate hikes and the handling of its balance sheet through the 12-month period and did not surprise investors with any unexpected monetary changes.

The quality focus of the Fund’s Underlying Index was a negative driver of performance during the 12 months ending October 31, 2017. The companies deemed higher quality underperformed those domestic companies deemed to be lower quality. The yield exposure of the Underlying Index was a negative driver compared to the broad large cap universe as the top dividend yielding stocks underperformed non-dividend paying stocks for the 12-month period. Overall, the negative performance derived from the quality and yield exposures were the primary drivers of the Underlying Index’s underperformance to the Russell 1000 Index by 4.78%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -79 basis points (bps)3, which is reflective of the management fee (-37 bps), stock selection/futures (-46 bps) and securities lending (+4 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

30	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund Ticker:   QDEF

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Defensive Index Fund (Based on Net Asset Value)	17.44%	9.34%	14.23%

FlexShares Quality Dividend Defensive Index Fund (Based on Market Price)	17.41%	9.36%	14.22%

Northern Trust Quality Dividend Defensive IndexSM	18.13%	9.89%	14.74%

Russell 1000® Index	23.67%	10.57%	15.39%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Dividend Defensive IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility that is lower than that of the Northern Trust 1250 IndexSM (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 0.5 and 1.0 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2017, there were 178 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on domestic risk assets generally traded higher. Through Q4 of 2016 U.S. equity markets moved higher following the surprise results of the presidential election. Small cap equities led markets as investors anticipated fiscally expansive policies to drive

[1]	Northern Trust 1250 IndexSM is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	31

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

growth. U.S. markets continued higher in Q1 of 2017 on supportive fundamental data and post-election growth optimism. Quarter-end, however, was marked by Congress’ failed attempt to overhaul the Affordable Care Act, dampening expectations around the timing and likelihood of anticipated tax reform and fiscal spending initiatives. U.S. equities were up in Q2 and Q3, but trailed international equity markets as investors adjusted expectations from the U.S. economy driving growth to improving global growth prospects. In particular, a concentration of large cap technology and retail companies contributed an outsized portion of the aggregate equity market’s performance. Markets were supported by strong corporate earnings as weakness in the U.S. dollar over the first nine months of 2017 provided a tailwind for businesses with a global footprint. U.S. equity markets moved higher in October on positive macroeconomic data and strong reported Q3 corporate earnings aided by foreign sales. The Federal Reserve was consistent in its messaging surrounding planned rate hikes and the handling of its balance sheet through the 12-month period and did not surprise investors with any unexpected monetary changes.

The quality focus of the Fund’s Underlying Index was a negative driver of performance during the 12 months ending October 31, 2017. The companies deemed higher quality underperformed those domestic companies deemed to be lower quality. The yield exposure of the Underlying Index was a negative driver compared to the broad large cap universe as the top dividend yielding stocks underperformed non-dividend paying stocks for the 12-month period. The Underlying Index’s lower beta exposure was a negative driver as lower volatility stocks underperformed stocks with market-like volatility. Overall, the negative performance derived from the quality and yield exposures were the primary drivers of the Underlying Index’s underperformance to the Russell 1000 Index by 5.54%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -69 basis points (bps)3, which is reflective of the management fee (-37 bps), stock selection/futures (-37 bps) and securities lending (+4 bps) and performance calculation differences between the Underlying Index and the Fund (+1 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

32	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund Ticker:   QDYN

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	Fund Inception 12/14/2012

FlexShares Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	21.81%	8.58%	14.31%

FlexShares Quality Dividend Dynamic Index Fund (Based on Market Price)	21.59%	8.57%	14.29%

Northern Trust Quality Dividend Dynamic IndexSM	22.22%	8.93%	14.71%

Russell 1000® Index	23.67%	10.57%	15.39%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.38% and the net expense ratio is 0.37%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust Quality Dividend Dynamic IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of U.S. equity securities, with an emphasis on long-term capital growth and a targeted overall volatility that is greater than that of the Northern Trust 1250 IndexSM (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 1.0 and 1.5 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2017, there were 156 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on domestic risk assets generally traded higher. Through Q4 of 2016, U.S. equity markets moved higher following the surprise results of the presidential election. Small cap equities led markets as investors anticipated fiscally expansive policies to drive growth. U.S. markets continued higher in Q1

[1]	Northern Trust 1250 IndexSM is a float-adjusted market-capitalization weighted index comprised of the 1250 largest U.S. domiciled companies by market capitalization.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	33

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

of 2017 on supportive fundamental data and post-election growth optimism. The end of Q1, however, was marked by Congress’ failed attempt to overhaul the Affordable Care Act, dampening expectations around the timing and likelihood of anticipated tax reform and fiscal spending initiatives. U.S. equities were up in Q2 and Q3, but trailed international equity markets as investors adjusted expectations from the U.S. economy driving growth to improving global growth prospects. In particular, a concentration of large cap technology and retail companies contributed an outsized portion of the aggregate equity market’s performance. Markets were supported by strong corporate earnings as weakness in the U.S. dollar over the first nine months of 2017 provided a tailwind for businesses with a global footprint. U.S. equity markets moved higher in October on positive macroeconomic data and strong reported Q3 corporate earnings aided by foreign sales. The Federal Reserve was consistent in its messaging surrounding planned rate hikes and the handling of its balance sheet through the 12-month period and did not surprise investors with any unexpected monetary changes.

The quality focus of the Fund’s Underlying Index was a negative driver of performance during the 12 months ending October 31, 2017. The companies deemed higher quality underperformed those domestic companies deemed to be lower quality. The yield exposure of the Underlying Index was a negative driver compared to the broad large cap universe as the top dividend yielding stocks underperformed non-dividend paying stocks for the 12-month period. The Underlying Index’s higher beta exposure was a positive driver as lower volatility stocks underperformed higher volatility stocks. Overall, the positive exposure to higher beta was not enough to offset the headwinds from the negative performance derived from the quality and yield exposures as the Underlying Index underperformed to the Russell 1000 Index by 1.45%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -41 basis points (bps)3, which is reflective of the management fee (-37 bps), stock selection/futures (-5 bps) and securities lending (+3 bps) and performance calculation differences between the Underlying Index and the Fund (-2 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

34	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund Ticker:   IQDF

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Index Fund (Based on Net Asset Value)	21.50%	4.01%	4.75%

FlexShares International Quality Dividend Index Fund (Based on Market Price)	21.80%	3.83%	4.84%

Northern Trust International Quality Dividend IndexSM	21.91%	4.69%	5.28%

MSCI ACWI ex USA Index	23.64%	5.70%	5.76%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust International Quality Dividend IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility similar to that of the Northern Trust International Large Cap IndexSM (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 similar to the Parent Index, dividend yield, quality factors and lower total risk.

As of October 31, 2017, there were 197 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

[1]

The Northern Trust International Large Cap IndexSM is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	35

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

During the 12 months ending October 31, 2017, prices on international risk assets generally traded higher. During the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the devaluing of the USD. Through Q4 of 2016, international equity markets were relatively flat as positive performance in developed markets was offset by weakness in emerging equities due to uncertainty over U.S. trade and foreign policies, a strengthening USD and the Federal Reserve increasing rates. International markets moved higher over the first half of 2017 as investors pivoted from a U.S.-led growth outlook to global, durable growth prospects. International equity markets continued to advance in Q3 as rising commodity prices, continued weakness in the USD and investors’ positive outlook for China’s economy all supported risk assets. Markets moved higher in October 2017 led by strength out of the Asia Pacific region.

The focus on dividend paying stocks was a negative driver of performance during the 12 months ending October 31, 2017 as non-dividend paying stocks outperformed high yielding equities. The impact of quality exposure on international equity markets was volatile during the time period as quality was a positive driver of performance during the first half of 2017, but negative throughout the rest of the fiscal year. In total, quality did not materially add to or detract from the Underlying Index’s performance over the time period. Overall, the negative performance derived from the yield exposure was the primary driver of the Underlying Index’s underperformance to the MSCI ACWI ex USA Index by 1.73%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -41 basis points (bps)3, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+2 bps), securities lending (+7 bps), dividend tax differential (-1 bps) and performance calculation differences between the Underlying Index and the Fund (-2 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

36	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Defensive Index Fund Ticker:   IQDE

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Defensive Index Fund (Based on Net Asset Value)	17.45%	3.24%	3.79%

FlexShares International Quality Dividend Defensive Index Fund (Based on Market Price)	17.69%	3.15%	3.91%

Northern Trust International Quality Dividend Defensive IndexSM	17.66%	3.99%	4.51%

MSCI ACWI ex USA Index	23.64%	5.70%	5.76%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.48% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust International Quality Dividend Defensive IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility that is lower than that of the Northern Trust International Large Cap IndexSM (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index, and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology.1

The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 0.5 and 1.0 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2017, there were 207 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on international risk assets

[1]

The Northern Trust International Large Cap IndexSM is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	37

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Defensive Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

generally traded higher. During the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the devaluing of the USD. Through Q4 of 2016, international equity markets were relatively flat as positive performance in developed markets was offset by weakness in emerging equities due to uncertainty over U.S. trade and foreign policies, a strengthening USD and the Federal Reserve increasing rates. International markets moved higher over the first half of 2017 as investors pivoted from a U.S.-led growth outlook to global, durable growth prospects. International equity markets continued to advance in Q3 as rising commodity prices, continued weakness in the USD and investors’ positive outlook for China’s economy all supported risk assets. Markets moved higher in October 2017 led by strength out of the Asia Pacific region.

The focus on dividend paying stocks was a negative driver of performance during the 12 months ending October 31, 2017 as non-dividend paying stocks outperformed high yielding equities. The impact of quality exposure on international equity markets was volatile during the time period as quality was a positive driver of performance during the first half of 2017, but negative throughout the rest of the fiscal year. In total, quality did not materially add to or detract from the Underlying Index’s performance over the time period. The Underlying Index’s lower beta exposure was a negative driver as lower volatility stocks underperformed stocks with market-like volatility. Overall, the negative performance derived from the yield and low beta exposures were the primary drivers of the Underlying Index’s underperformance to the MSCI ACWI ex USA Index by 5.98%. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -21 basis points (bps)3, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (+20 bps), securities lending (+7 bps), dividend tax differential (-2 bps) and performance calculation differences between the Underlying Index and the Fund (+1 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

38	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Dynamic Index Fund Ticker:   IQDY

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	Fund Inception 4/12/2013

FlexShares International Quality Dividend Dynamic Index Fund (Based on Net Asset Value)	22.37%	5.77%	6.25%

FlexShares International Quality Dividend Dynamic Index Fund (Based on Market Price)	22.91%	5.54%	6.34%

Northern Trust International Quality Dividend Dynamic IndexSM	22.82%	6.44%	6.84%

MSCI ACWI ex USA Index	23.64%	5.70%	5.76%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.49% and the net expense ratio is 0.47%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Northern Trust International Quality Dividend Dynamic IndexSM (the “Underlying Index”). The Underlying Index is designed to provide exposure to a high-quality, income-oriented portfolio of international equity securities issued by non-U.S.-based companies, with an emphasis on long-term capital growth and a targeted overall volatility that is greater than that of the Northern Trust International Large Cap IndexSM (the “Parent Index”)1. Companies included in the Underlying Index are a subset of the Parent Index and are selected based on expected dividend payments and fundamental factors such as profitability, management expertise and cash flow, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as the index provider (the “Index Provider”) pursuant to its index methodology. The Underlying Index begins with the Parent Index, and then follows a rules-based methodology to calculate optimal weights for securities in the Underlying Index based upon a targeted overall beta2 generally between 1.0 and 1.5 times that of the Parent Index, dividend yield, quality factors and lower total risk. As of October 31, 2017, there were 188 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling methodology to manage the Fund. This means the Fund may not hold all of the issues that are included in the Underlying Index.

During the 12 months ending October 31, 2017, prices on international risk assets

[1]

The Northern Trust International Large Cap IndexSM is a float-adjusted market capitalization weighted index comprised of eligible large capitalization securities of developed or emerging market countries as determined by the Index Provider.

[2]

A statistical measure of the volatility, or sensitivity, of rates of return on a portfolio or security compared to a market index. The beta for an ETF measures the expected change in return of the ETF relative to the return of a designated index. By definition, the beta of the Standard & Poor’s (S&P) 500 Index is 1.00. Accordingly, a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 Index in rising markets and 10% worse in falling markets.

FLEXSHARES ANNUAL REPORT	39

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

International Quality Dividend Dynamic Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

generally traded higher. During the 12-month period, the U.S. dollar (USD) was volatile, but ultimately weakened and positively impacted U.S. investors as returns in local currencies generally were enhanced by the devaluing of the USD. Through Q4 of 2016, international equity markets were relatively flat as positive performance in developed markets was offset by weakness in emerging equities due to uncertainty over U.S. trade and foreign policies, a strengthening USD and the Federal Reserve increasing rates. International markets moved higher over the first half of 2017 as investors pivoted from a U.S.-led growth outlook to global, durable growth prospects. International equity markets continued to advance in Q3 as rising commodity prices, continued weakness in the USD and investors’ positive outlook for China’s economy all supported risk assets. Markets moved higher in October 2017 led by strength out of the Asia Pacific region.

The focus on dividend paying stocks was a negative driver of performance during the 12 months ending October 31, 2017 as non-dividend paying stocks outperformed high yielding equities. The impact of quality exposure on international equity markets was volatile during the time period as quality was a positive driver of performance during the first half of 2017, but negative throughout the rest of the fiscal year. In total, quality did not materially add to or detract from the Underlying Index’s performance over the time period. The Underlying Index’s higher beta exposure was a positive driver as higher volatility stocks outperformed lower volatility stocks. Overall, the positive performance derived from the higher beta exposure was not enough to offset the headwinds from the negative performance derived from the yield exposure and the Underlying Index underperformed the MSCI ACWI ex USA Index by 82 basis points (bps)3. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -45 bps, which is reflective of the Fund’s management fee (-47 bps), stock selection/futures (-5 bps), securities lending (+6 bps), dividend tax differential (-1 bps) and performance calculation differences between the Underlying Index and the Fund (+2 bps).

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

40	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund Ticker:   TDTT

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	0.42%	0.53%	(0.01)%	0.44%

FlexShares iBoxx 3-Year Target Duration TIPS Index Fund (Based on Market Price)	0.46%	0.51%	(0.01)%	0.45%

iBoxx 3-Year Target Duration TIPS Index	0.62%	0.67%	0.17%	0.59%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.21% and the net expense ratio is 0.20%. As of November 1, 2017 the gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the iBoxx 3-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration1 of approximately three years. The Underlying Index includes publicly issued TIPS having maturity dates of at least one year but not more than ten years from an index rebalancing date. Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. As of October 31, 2017, there were 13 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses replication to manage the Fund, but may use representative sampling in certain circumstances. This means the Fund may not hold all of the issues that are included in the Underlying Index.

U.S. interest rates rose in November 2016 as the intermediate and long-term yields moved higher in response to investors’ anticipation for higher economic growth and increased inflation driven by fiscal stimulus and regulatory reform promises from the newly elected President. Short-term interest rates moved higher as well during the fiscal year ending October 31, 2017 as the U.S. Federal Reserve (“Fed”) raised the Federal Funds Rate three times (December, March and June) by 25 basis points (“bps”)². The upward momentum on interest rates was interrupted in mid-year as Congress’ inability to pass legislation caused investors to recalibrate expectations for meaningful tax and regulatory reform. Combined with lowering inflation expectations, interest rates generally retreated from post-election elevated levels beginning in March through August of 2017. For the balance of the fiscal year, positive economic growth (3.0% Gross Domestic

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the Market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	41

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

3-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

Product by 3Q17), revival of inflationary pressures and the Fed’s rate actions supported higher rates and resulted in the U.S. yields ending the fiscal year higher by 30bps on the 30-year Treasury versus roughly 80bps in short-term Treasury maturities.

For the fiscal year ended October 31, 2017, higher commodity prices, especially in energy, higher transportation services prices, continued upward pressure in owner’s equivalent rent and actual rents along with moderate food inflation drove annual Consumer Price Index (“CPI”) higher to 2.0% from 1.5% in fiscal year 2016. Inflation expectations, as represented by TIPS breakeven spreads, were higher. Short-term inflation expectations increased relatively more than long-term inflation expectations due to the recovery in energy price while longer term inflation breakeven spreads trended higher on commodity price recovery and higher sustained global economic growth.

During the fiscal year ending October 31, 2017, real yields³ were higher with the raise in nominal Treasury yields offsetting higher TIPS breakeven spreads. One-year real yields increased +53 bps while five-, ten- and thirty-year real yields were +49bps, +40bps, +23bps higher, respectively. As of October 31, 2017, real yields were negative out to 3-year maturities versus out to 8-year maturities at October 31, 2016.

Despite the rise in real interest rates, the combination of the Fund’s short duration positioning, higher annual inflation and improved inflation expectations produced positive total return performance in both the Fund and the Underlying Index. Higher interest rates during the fiscal year resulted in negative price impact on securities within the Fund. For the twelve month period ending October 31, 2017, the Underlying Index outperformed the Bloomberg Barclays U.S. TIPS 1-10 Year Index by 0.47%, due mostly to lower duration positioning against the backdrop of higher real interest rates and greater exposure to short-term TIPS breakeven spreads. Tracking difference between the Fund’s NAV and the Underlying Index for the twelve month period was -20bps3, reflective of the Fund’s management fee (-20bps), intra-day trading and fees (-7bps), pricing differences (+6bps) and other factors (+1bps).

[3]	Nominal yield adjusted for the effects of expected inflation.

42	FLEXSHARES ANNUAL REPORT

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund Ticker:   TDTF

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	5 Year	Fund Inception 9/19/2011

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Net Asset Value)	0.08%	1.26%	0.01%	1.02%

FlexShares iBoxx 5-Year Target Duration TIPS Index Fund (Based on Market Price)	0.08%	1.20%	(0.01)%	1.02%

iBoxx 5-Year Target Duration TIPS Index	0.22%	1.30%	0.15%	1.14%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.21% and the net expense ratio is 0.20%. As of November 1, 2017 the gross expense ratio of the Fund is 0.19% and the net expense ratio is 0.18%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the iBoxx 5-Year Target Duration TIPS Index (the “Underlying Index”). The Underlying Index reflects the performance of a selection of inflation protected public obligations of the U.S. Treasury, commonly known as “TIPS,” with a targeted average modified adjusted duration1 of approximately five years. The Underlying Index includes publicly issued TIPS having maturity dates of at least three years but not more than twenty years from an index rebalancing date. The Fund will generally invest at least 80% of its total assets (exclusive of collateral held for securities lending) in the securities of the Underlying Index. As of October 31, 2017, there were 17 issues in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses replication to manage the Fund, but may use representative sampling in certain circumstances. This means the Fund may not hold all of the issues that are included in the Underlying Index.

U.S. interest rates rose in November 2016 as the intermediate and long-term yields moved higher in response to investors’ anticipation for higher economic growth and increased inflation driven by fiscal stimulus and regulatory reform promises from the newly elected President. Short-term interest rates moved higher as well during the fiscal year ended October 31, 2017 as the U.S. Federal Reserve (“Fed”) raised the Federal Funds Rate three times (December, March and June) by 25 basis points (bps)². The upward momentum on interest rates was interrupted in mid-year as Congress’ inability to pass legislation caused investors to recalibrate expectations for meaningful tax and regulatory reform. Combined with lowering inflation expectations, interest rates generally retreated from post-election elevated levels beginning in March through August of 2017.

[1]

The duration calculated from the real modified duration of a TIPS security, adjusted for the Market’s estimated beta for a TIPS security versus a nominal Treasury security due to the actual and expected changes in inflation.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	43

FlexShares® iBoxx	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

5-Year Target Duration TIPS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

For the balance of the fiscal year, positive economic growth (3.0% Gross Domestic Product by 3Q17), revival of inflationary pressures and the Fed’s rate actions supported higher rates and resulted in the U.S. yields ending the fiscal year higher by 30bps on the 30-year Treasury versus roughly 80bps in short-term Treasury maturities.

For the fiscal year ended October 31, 2017, higher commodity prices, especially in energy, higher transportation services prices, continued upward pressure in owner’s equivalent rent and actual rents along with moderate food inflation drove annual Consumer Price Index (“CPI”) higher to 2.0% from 1.5% in fiscal year 2016. Inflation expectations, as represented by TIPS breakeven spreads, ended the fiscal year higher. Short-term inflation expectations increased relatively more than long-term inflation expectations due to the recovery in energy price while longer term inflation breakeven spreads trended higher on commodity price recovery and higher sustained global economic growth.

During the fiscal year, real yields³ declined on lower nominal Treasury yields and higher TIPS breakeven spreads. Three-year real yields rose +52bps while five-, ten- and thirty-year real yields were +49bps, +40bps, +23bps higher, respectively. As of October 31, 2017, real yields were negative out to 3-year maturities versus out to 8-year maturities at October 31, 2016.

The negative impact of higher real interest rates offset an increase in annual inflation and improved inflation expectations to produce slightly positive total return performance for both the Fund and the Underlying Index. Higher interest rates during the fiscal year resulted in negative price impact on securities within the Fund. For the twelve month period ending October 31, 2017, the Underlying Index outperformed the Bloomberg Barclays U.S. TIPS Index by 0.34%, due mostly to lower duration exposure and higher breakeven spreads in shorter maturity TIPS. Tracking difference between the Fund’s NAV and the Underlying Index for the twelve month period was -14bps, reflective of the Fund’s management fee (-20bps), intra-day trading and fees (-3bps), pricing differences (+10bps) and other factors (-1bps).

[3]	Nominal yield adjusted for the effects of inflation.

44	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund Ticker:  MBSD

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	Fund Inception 9/3/2014

FlexShares Disciplined Duration MBS Index Fund (Based on Net Asset Value)	(0.44)%	1.43%	1.59%

FlexShares Disciplined Duration MBS Index Fund (Based on Market Price)	(0.53)%	1.39%	1.56%

The ICE BofA Merrill Lynch® Constrained Duration US Mortgage Backed Securities IndexSM	0.21%	1.83%	1.98%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.21% and the net expense ratio is 0.20%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the ICE BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities IndexSM (the “Underlying Index”) (formerly known as the BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities IndexSM). The Underlying Index reflects the performance of a selection of investment-grade US agency residential mortgage-backed pass-through securities (“MBS”). Pursuant to the Underlying Index’s methodology, the average effective duration of the portfolio of MBS represented in the Underlying Index generally will range between 3.25 and 4.25 years. As of October 31, 2017, there were 174 securities in the Underlying Index. Northern Trust Investments, Inc. (“NTI”) uses a passive approach to try to achieve the Fund’s investment objective. NTI uses a representative sampling strategy to manage the Fund; this means the Fund may not hold all of the issues that are included in the Underlying Index.

U.S. interest rates rose in November 2016 as the intermediate and long-term yields moved higher in response to investors’ anticipation for higher economic growth and increased inflation driven by fiscal stimulus and regulatory reform promises from the newly elected President. Short-term interest rates moved higher as well during the fiscal year ending October 31, 2017 as the U.S. Federal Reserve (“Fed”) raised the Federal Funds Rate three times (December, March and June) by 25 basis points (bps)1. The upward momentum on interest rates was interrupted in mid-year as Congress’ inability to pass legislation caused investors to recalibrate expectations for meaningful tax and regulatory reform. Combined with lowering inflation expectations, interest rates generally retreated from post-election elevated levels beginning in March through August of 2017. For the balance of the fiscal year, positive economic growth (3.0% Gross Domestic Product by 3Q17), revival of inflationary pressures (Consumer Price Index 2.0%) and the Fed’s rate actions supported higher rates

FLEXSHARES ANNUAL REPORT	45
[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Disciplined Duration MBS Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

and resulted in the U.S. yields ending the fiscal year higher by 30bps on the 30-year Treasury versus roughly 80bps in short-term Treasury maturities. Yield differential between 1-Year and 10-year Treasury yields fell 22 bps during the fiscal year. Despite U.S. mortgage rates rising during the time period, the U.S. housing market showed continued improvement. Housing starts and home sales (both new and existing) were higher year-over-year, but higher rates moderated refinancing activity as overall mortgage application activity was down slightly.

The Fund’s performance during the fiscal year ending October 31, 2017 was the product of positive income from portfolio yield offset by higher Treasury yields and widening mortgage credit spreads. For the twelve month period ending October 31, 2017, the Underlying Index underperformed the market-weighted MBS market, as defined by the Bloomberg Barclays Capital U.S. MBS Index, by 0.32% due primarily to higher interest rates, curve positioning as the yield curve flattened and mortgage prepayment losses. Tracking difference between the Fund’s NAV and the Underlying Index’s total return for the twelve month period was -65bps, reflective of the Fund’s management fee (-20 bps), trading costs and fees (-33 bps), pricing differences (-15 bps), and yield curve (+3 bps).

46	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund Ticker:   SKOR

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	Fund Inception 11/12/2014

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Net Asset Value)	1.85%	3.09%

FlexShares Credit-Scored US Corporate Bond Index Fund (Based on Market Price)	1.99%	3.19%

Northern Trust Credit-Scored US Corporate Bond IndexSM	2.18%	3.40%

Bloomberg Barclays Intermediate U.S. Corporate Bond Index	2.35%	3.15%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.24% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Corporate Bond IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of U.S. dollar denominated bonds of companies that are considered by the index provider1 to have higher credit quality, lower risk of default and potential for higher yield, price appreciation and liquidity relative to the universe of securities comprising the Northern Trust US Investment-Grade Corporate Bond IndexSM (the “Parent Index”)2. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as index provider (the “Index Provider”). As of October 31, 2017, there were 1,366 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. The Fund uses representative sampling to attempt to meet its investment objectives; this means the Fund may not hold all of the issues that are included in the Underlying Index.

U.S. interest rates rose in November 2016 as the intermediate and long-term yields moved higher in response to investors’ anticipation for higher economic growth and increased inflation driven by fiscal stimulus and regulatory reform promises from the newly elected President. Short-term interest rates moved higher as well during the fiscal year ending October 31, 2017 as the U.S. Federal Reserve (“Fed”) raised the Federal Funds Rate three times (December, March and June) by 25 basis points (bps)3. The upward momentum on interest rates was interrupted in mid-year as Congress’ inability to

[1]	Index provider—Northern Trust Investments, Inc.

[2]

The Northern Trust US Investment-Grade Corporate Bond Index is designed to measure the performance of a diversified universe of intermediate maturity, U.S.-dollar denominated bonds of companies with investment grade-like characteristics, and enhanced short-term and long term solvency.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	47

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

pass legislation caused investors to recalibrate expectations for meaningful tax and regulatory reform. Combined with lowering inflation expectations, interest rates generally retreated from post-election elevated levels beginning in March through August of 2017. For the balance of the fiscal year ending October 31, 2017, positive economic growth (3.0% Gross Domestic Product by 3Q17), revival of inflationary pressures (Consumer Price Index 2.0%) and the Fed’s rate actions supported higher rates and resulted in the U.S. yields ending the fiscal year higher by 30bps on the 30-year Treasury versus roughly 80bps in short-term Treasury maturities. Yield differential between 1-Year and 10-year Treasury yields declined 22bps during the fiscal year. U.S. intermediate credit spreads tightened significantly during the fiscal year as investor demand for income resulted in higher yields on intermediate-term fixed income bonds. Improving economic growth, higher corporate earnings and expectations for fiscal and regulatory reforms stoked investor interest in risk assets including corporate securities. Short-term credit spreads tightened more on a relative basis versus long-term spreads in response to the flatter U.S. yield curve. Investors were agnostic with regards to credit quality issues as there was little differentiation in the spread performance between high and low quality within investment grade credits.

The Underlying Index underperformed the Bloomberg Barclays Intermediate U.S. Corporate Bond Index by 0.17%, due to the Underlying Index’s longer duration4 positioning offset by positive sector allocations. The Index’s longer duration resulted in greater negative price performance contribution with the backup in interest rates while overweight allocations to the financial sector benefited performance. Relative underweights and security selection in the energy sector detracted from performance. The tracking difference between the Fund’s NAV and the Underlying Index’s total return for the period was -33 bps, which is reflective of the Fund’s management fee (-22 bps), trading costs and fees (-17 bps), pricing differences (+6 bps), sector and security selection (-2 bps) and other factors (+2 bps).

[4]	Duration is how sensitive a fixed income investment is to a change in interest rates and is expressed as a number of years—the higher the number the more volatile would be the expected change.

48	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund Ticker:   LKOR

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	Fund Inception 9/23/2015

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Net Asset Value)	5.58%	8.42%

FlexShares Credit-Scored US Long Corp Bond Index Fund (Based on Market Price)	4.25%	8.58%

Northern Trust Credit-Scored US Long Corporate Bond IndexSM	6.20%	8.89%

Bloomberg Barclays Long U.S. Corporate Bond Index	5.95%	8.93%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.25% and the net expense ratio is 0.22%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Credit-Scored US Long Corporate Bond IndexSM (the “Underlying Index”). The Underlying Index reflects the performance of a broad universe of U.S. dollar denominated bonds of companies that are considered by the index provider1 to have higher credit quality, lower risk of default and potential for higher yield, price appreciation and liquidity relative to the universe of securities comprising the Northern Trust Investment-Grade US Long Corporate Bond IndexSM (the “Parent Index”)2. The Underlying Index begins with the Parent Index and then follows a rules-based methodology to select and calculate optimal weights for securities in the Underlying Index based on liquidity and security issuers’ fundamental factors, as determined by Northern Trust Investments, Inc. (“NTI”) in its capacity as index provider (the “Index Provider”). As of October 31, 2017, there were 789 issues in the Underlying Index. NTI uses a passive approach to try to achieve the Fund’s investment objective. The Fund uses representative sampling to attempt to meet its investment objectives; this means the Fund may not hold all of the issues that are included in the Underlying Index.

U.S. interest rates rose in November 2016 as the intermediate and long-term yields moved higher in response to investors’ anticipation for higher economic growth and increased inflation driven by fiscal stimulus and regulatory reform promises from the newly elected President. Short-term interest rates moved higher as well during the fiscal year ended October 31, 2017 as the U.S. Federal Reserve (“Fed”) raised the Federal Funds Rate three times (December, March and June) by 25 basis points (bps)3. The upward

[1]	Index provider—Northern Trust Investments, Inc.

[2]

The Northern Trust Investment-Grade US Long Corporate Bond IndexSM is designed to measure the performance of a diversified universe of intermediate maturity, U.S.-dollar denominated bonds of companies with investment grade-like characteristics, and enhanced short-term and long-term solvency.

[3]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	49

FlexShares® Credit-Scored	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

US Long Corporate Bond Index Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

momentum on interest rates was interrupted in mid-year as Congress’ inability to pass legislation caused investors to recalibrate expectations for meaningful tax and regulatory reform. Combined with lowering inflation expectations, interest rates generally retreated from post-election elevated levels beginning in March through August of 2017. For the balance of the fiscal year, positive economic growth (3.0% Gross Domestic Product by 3Q17), revival of inflationary pressures (Consumer Price Index 2.0%) and the Fed’s rate actions supported higher rates and resulted in the U.S. yields ending the fiscal year higher by 30bps on the 30-year Treasury versus roughly 80bps in short-term Treasury maturities. Yield differential between 10-Year and 30-year Treasury yields declined 26bps during the fiscal year. Despite the higher and flatter U.S. yield curve, coupled with expectations for higher interest rates, investor demand for income drove demand for longer-term securities. U.S. long-term credit spreads tightened meaningfully during the fiscal year as the rise in long-term Treasury yields along with promising economic growth and improving corporate earnings combined to prompt investors to move into long-term corporate securities. Investors were agnostic with regards to credit quality issues as both low and high quality investment grade corporate credit spreads rallied on a relative equal basis.

The Underlying Index outperformed the Bloomberg Barclays Long U.S. Corporate Bond Index by 0.25%, reflecting the Underlying Index’s positive sector allocations along with positive contributions from security selection in the technology, financial, and consumer sectors offset by lower allocations and security selection within the energy and utility sectors. Performance, however, was negatively impacted by U.S. interest rates of both intermediate and long-term yields moving higher in response to investors’ anticipation for increasing economic growth and a potential increase in inflation. The tracking difference between the Fund’s NAV and the Underlying Index for the period for the period was -62bps, which is reflective of the Fund’s management fee (-22bps), trading costs and fees (-3bps), sector and security selection (-39bps) and other factors (+2 bps).

50	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund Ticker:   RAVI

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

	1 Year	3 Year	5 Year	Fund Inception 10/9/2012

FlexShares Ready Access Variable Income Fund (Based on Net Asset Value)	1.18%	0.91%	0.90%	0.88%

FlexShares Ready Access Variable Income Fund (Based on Market Price)	1.06%	0.84%	1.69%	0.86%

Bloomberg Barclays US Short Treasury Index	0.69%	0.31%	0.20%	0.20%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset values (NAV) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.26% and the net expense ratio is 0.25%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PORTFOLIO ANALYSIS

The Fund seeks maximum current income consistent with the preservation of capital and liquidity. The Fund attempts to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a non-diversified portfolio of fixed-income instruments, including bonds, debt securities and other similar instruments issued by U.S. and non-U.S. public and private sector entities. Such issuers include, without limitation, U.S. and non-U.S. governments and their agencies, instrumentalities or sponsored enterprises, U.S. state and local governments and U.S. and non-U.S. private-sector entities, such as corporations and banks. The average portfolio duration1 of the Fund will vary based on The Northern Trust Company Investment Policy Committee’s forecast for interest rates and will normally not exceed one year. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed two years.

U.S. Treasury yields were higher during the 12 months ending October 31, 2017 driven by expectations for tax and regulatory reform in the U.S. following November 2016 election results, improving U.S. and global economic growth and monetary tightening by the U.S. Federal Reserve (“Fed”). U.S. Intermediate and Long-Term yields moved higher in November 2016 following the presidential election results as investors priced in expectations for tax and regulatory reforms. While many Global Central Banks (“GCBs”) continued with accommodative monetary policies, the Fed moved more aggressively towards normalizing monetary policy by raising the Federal Funds Rate three times (December, March and June) by 25 basis points (bps)2. U.S. Treasury short-term yields moved higher in concert with the higher Federal Funds Rate. By fiscal-year end, the U.S. yield curve was higher and flatter as 1-5 year Treasury yields were higher by 70-80bps while 7-year and longer yields were higher by 30-60bps. The Federal Funds Rate increased 75bps to 1.16%.

FLEXSHARES ANNUAL REPORT	51
[1]	Duration is how sensitive a fixed income investment is to a change in interest rates and is expressed as a number of years—the higher the number the more volatile would be the expected change.

[2]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Ready Access Variable Income Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

The three-month London Interbank Offer Rate (“LIBOR”) moved steadily higher ending the fiscal year +50bps at 1.38%.

GCBs in developed market economies outside the U.S. maintained fairly accommodative monetary policies, yet developed market sovereign term yields were higher during the fiscal year. United Kingdom intermediate yields were 10-20bps higher despite the slow pace of Brexit negotiations while the German sovereign yield curve was steeper as yields out to 5-year maturities were virtually unchanged while longer yields were 20-40bps higher. Japan’s sovereign curve was also steeper by fiscal year-end as the economy showed signs of sustained expansion. Global investors flocked to the higher yields available in fixed income securities, especially in the U.S. markets. U.S. corporate credit spreads tightened during the fiscal year to levels not seen in ten years as expectations for improving economic growth and corporate earnings drove investor demand.

The Fund’s NAV outperformed its market benchmark, the Bloomberg Barclays US Short Treasury Index, due to higher short-term yields, declining U.S. corporate credit spreads and positive contributions from duration positioning and credit allocation decisions. The Fund’s effective duration was generally managed between a third and half a year in anticipation of higher interest rates balanced against attractive opportunities in short-term corporate securities. The Fund’s positioning in floating rate corporate securities benefitted performance as coupons reset on higher LIBOR rates while term fixed-rate credit option adjusted spreads (ex: 1-5 Year maturities) tightened, partially offsetting the rise in Treasury yields. Performance of the Fund, however, was negatively impacted by investors’ move into long-term securities prompted by investors’ anticipation for increasing economic growth and a potential increase in inflation.

52	FLEXSHARES ANNUAL REPORT

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund Ticker:  BNDC

CUMULATIVE PERFORMANCE

Through October 31, 2017

AVERAGE ANNUAL TOTAL RETURN

For the period ended October 31, 2017

Fund Inception 11/18/2016

FlexShares Core Select Bond Fund (Based on Net Asset Value)	2.86%

FlexShares Core Select Bond Fund (Based on Market Price)	3.19%

Bloomberg Barclays U.S. Aggregate Bond Index	3.31%

All data as of 10/31/17. Total returns based on market price do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, these returns would be lower. Total returns based on market price and net asset value (“NAV”) assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively. NAV is a fund’s net asset value per share, which is calculated by dividing the total value of all the securities in the fund’s portfolio plus cash, interest and receivables less any liabilities by the number of fund shares outstanding. Market price is determined by the midpoint of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market price returns may vary from net asset value returns.

Performance quoted represents past performance and does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unlike the Index, the Fund’s total returns are reduced by operating expenses, such as transaction costs and management fees. An investor cannot invest directly in an index.

Performance reflects contractual reimbursements in effect until March 1, 2018. In the absence of such reimbursements, performance would be reduced. The gross expense ratio of the Fund is 0.55% and the net expense ratio is 0.35%. The gross and net expense ratios disclosed are as reported in the Fund’s prospectus, which may differ from the gross and net expense ratios presented in the Fund’s financial reports. Current performance may be higher or lower than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed or sold in the market.

FlexShares ETFs’ performance data current to the most recent month-end is available at www.flexshares.com.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through exchange-traded funds (“ETFs”) and other registered investment companies (together with ETFs, “Underlying Funds”). The Fund primarily invests in fixed-rate securities of varying maturities, including bonds, debt securities and other similar instruments issued by U.S. public and U.S and non-U.S. private sector entities. Such issuers include, without limitation, U.S. governments and their agencies, instrumentalities or sponsored enterprises, and U.S. and non-U.S. private-sector entities, such as corporations and banks. The Fund may invest in fixed income securities of any maturity.

The Fund seeks to provide attractive risk-adjusted performance by investing in a portfolio of fixed-income securities that is designed to achieve optimal potential for total return after taking into account various sources of investment risk. The Fund adjusts its allocations to securities based on Northern Trust Investments, Inc.’s assessment of potential changes in interest rate levels, the shape of the yield curve and credit spread relationships. The Fund also seeks to balance the potential for return and risk while emphasizing liquidity and diversification across a spectrum of U.S. dollar-denominated investment-grade fixed income securities.

PORTFOLIO ANALYSIS

U.S. interest rates rose in November 2016 as the intermediate and long-term yields moved higher in response to investors’ anticipation for higher economic growth and increased inflation driven by fiscal stimulus and regulatory reform promises from the newly elected President. Short-term interest rates moved higher as well during the fiscal year ending October 31, 2017 as the U.S. Federal Reserve (“Fed”) raised the Federal Funds Rate three times (December, March and June) by 25 basis points (bps)1. The upward

[1]	A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

FLEXSHARES ANNUAL REPORT	53

FlexShares®	MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Core Select Bond Fund (cont.)

PORTFOLIO ANALYSIS (cont.)

momentum on interest rates was interrupted in mid-year as Congress’ inability to pass legislation caused investors to recalibrate expectations for meaningful tax and regulatory reform. Combined with lowering inflation expectations, interest rates generally retreated from post-election elevated levels beginning in March through August of 2017. For the balance of the fiscal year ending October 31, 2017, positive economic growth (3.0% Gross Domestic Product by 3Q17), revival of inflationary pressures (Consumer Price Index 2.0%, Personal Consumption Expenditures 1.6%) and the Fed’s rate actions supported higher rates and resulted in the U.S. yields ending the fiscal year higher by 30bps on the 30-year Treasury versus roughly 80bps in short-term Treasury maturities.

During the fiscal year ended October 31, 2017, the Fund was positioned with an overweight in corporate credit on expectations for improving economic growth and corporate earnings. Allocations to MBS varied during the year based on valuations and interest rate expectations. Allocations to Treasury Inflation Protected Securities (“TIPS”) were utilized in place of nominal Treasuries during periods of higher inflation expectations. Duration2 positioning was generally short during the fiscal year, with the exception of a few periods when duration was neutralized when investor sentiment weakened and Treasury yields rallied on geopolitical and domestic reform concerns. U.S. investment grade-corporate credit spreads tightened by 37bps, to the lowest levels in ten years, while MBS spreads widened 8bps from October 2016 levels, the lowest in the last six years.

Since inception on November 18, 2016 through fiscal year-end, the Fund’s NAV underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index by -0.45%. Active sector selection and duration positioning contributed positively to performance while security selection and the fund’s management fee detracted from performance.

[2]	Duration is how sensitive a fixed income investment is to a change in interest rates and is expressed as a number of years—the higher the number the more volatile would be the expected change.

54	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Assets and Liabilities October 31, 2017

	FlexShares® Morningstar US Market Factor Tilt Index Fund	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

ASSETS
Securities, at cost	$773,385,126	$820,441,202	$464,635,350	$—
Affiliate securities, at cost	451,179	—	—	16,289,069
Repurchase Agreements, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	104,190,937	12,584,519	1,104,432	—

Securities, at value	1,139,497,027	971,168,227	564,259,377	—
Affiliate securities, at value	686,811	—	—	18,799,687
Repurchase Agreements, at value	—	—	—	—
Securities Lending Reinvestments, at value	104,194,416	12,584,519	1,104,432	—
Cash	8,884,650	5,749,972	8,896,118	2,038
Cash segregated at broker*	135,947	902,748	149,326	—
Foreign cash†	—	4,216,973	4,676,452	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	1,769,161	—
Due from Custodian	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	19,868	62,712	159,658
Receivables:	—	—	—	—
Dividends and interest	817,200	3,307,277	339,944	—
Securities lending income	66,563	91,200	9,163	—
Capital shares issued	—	—	—	—
Investment adviser	62,135	45,147	23,020	1,147
Securities sold	—	21,568	—	—
Variation margin on futures contracts	351,182	726,835	81,997	—

Total Assets	1,254,695,931	998,834,334	581,371,702	18,962,530

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	201,060	50,413	19,508
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	104,184,770	12,584,519	1,104,432	—
Deferred compensation (Note 7)	53,303	37,470	18,081	318
Investment advisory fees (Note 4)	242,468	324,484	278,456	712
Trustee fees (Note 7)	8,832	7,677	4,939	829
Securities purchased	—	11,577	11,397,157	—
Deferred non-US capital gains taxes	—	—	297,634	—
Due to Authorized Participant	—	—	—	—
Other	7,500	60,000	150,000	—

Total Liabilities	104,496,873	13,226,787	13,301,112	21,367

Net Assets	$1,150,199,058	$985,607,547	$568,070,590	$18,941,163

NET ASSETS CONSIST OF:
Paid-in capital	$801,768,963	$880,876,019	$496,329,502	$17,350,681
Undistributed (accumulated) net investment income (loss)	2,245,513	2,070,859	466,682	124,187
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(20,560,463)	(48,636,397)	(28,131,234)	(1,184,473)
Net unrealized appreciation (depreciation) on:
Investments	366,347,533	150,727,025	99,326,393	2,510,618
Securities lending	3,479	—	—	—
Futures contracts	394,033	753,827	114,847	—
Forward foreign currency contracts and foreign currency translations	—	(183,786)	(35,600)	140,150

Net Assets	$1,150,199,058	$985,607,547	$568,070,590	$18,941,163

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	10,700,001	14,600,001	9,900,001	650,001
Net Asset Value	$107.50	$67.51	$57.38	$29.14

† Cost of foreign cash	$—	$4,210,532	$4,715,641	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	55

Statements of Assets and Liabilities (cont.)

	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Impact Index Fund	FlexShares® STOXX® Global ESG Impact Index Fund

ASSETS
Securities, at cost	$—	$24,483,051	$11,972,930	$29,591,786
Affiliate securities, at cost	31,941,481	—	—	—
Repurchase Agreements, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value	—	26,947,860	13,493,841	31,793,225
Affiliate securities, at value	41,185,996	—	—	—
Repurchase Agreements, at value	—	—	—	—
Securities Lending Reinvestments, at value	—	—	—	—
Cash	2,540	94,803	98,728	284,294
Cash segregated at broker*	—	—	5,002	42,409
Foreign cash†	604	—	—	119,323
Restricted cash**	—	4	—	2,714,688
Due from Authorized Participant	—	—	—	377,910
Due from Custodian	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	213,966	—	—	—
Receivables:
Dividends and interest	—	20,318	16,111	26,784
Securities lending income	—	—	—	—
Capital shares issued	—	—	—	—
Investment adviser	1,974	1,265	951	932
Securities sold	—	—	—	7,987
Variation margin on futures contracts	—	—	648	8,671

Total Assets	41,405,080	27,064,250	13,615,281	35,376,223

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	117,042	—	—	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	971	379	157	216
Investment advisory fees (Note 4)	1,289	7,280	3,664	9,867
Trustee fees (Note 7)	1,003	886	794	716
Securities purchased	—	—	—	447,031
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	2,714,688
Other	—	500	1,100	15,000

Total Liabilities	120,305	9,045	5,715	3,187,518

Net Assets	$41,284,775	$27,055,205	$13,609,566	$32,188,705

NET ASSETS CONSIST OF:
Paid-in capital	$34,665,401	$24,822,606	$12,085,915	$29,990,474
Undistributed (accumulated) net investment income (loss)	7,681	36,229	25,960	35,924
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(2,729,738)	(268,439)	(23,865)	(46,597)
Net unrealized appreciation (depreciation) on:
Investments	9,244,515	2,464,809	1,520,911	2,201,439
Securities lending	—	—	—	—
Futures contracts	—	—	645	8,665
Forward foreign currency contracts and foreign currency translations	96,916	—	—	(1,200)

Net Assets	$41,284,775	$27,055,205	$13,609,566	$32,188,705

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,350,001	850,001	225,001	350,001
Net Asset Value	$30.58	$31.83	$60.49	$91.97

† Cost of foreign cash	$612	$—	$—	$119,147

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

56	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund	FlexShares® STOXX® Global Broad Infrastructure Index Fund	FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund

ASSETS
Securities, at cost	$4,374,520,170	$783,995,599	$211,066,920	$—
Affiliate securities, at cost	—	—	—	6,026,403
Repurchase Agreements, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	112,942,513	26,150,657	8,653,463	—

Securities, at value	4,724,350,371	870,568,266	238,470,975	—
Affiliate securities, at value	—	—	—	6,318,374
Repurchase Agreements, at value	—	—	—	—
Securities Lending Reinvestments, at value	112,945,306	26,151,098	8,653,463	—
Cash	22,840,487	1,450,495	3,655,854	393
Cash segregated at broker*	591,720	225,031	479,065	—
Foreign cash†	11,022,829	1,412,144	2,023,162	—
Restricted cash**	8,430	—	—	—
Due from Authorized Participant	7,345,515	—	—	—
Due from Custodian	116,360	—	—	—
Unrealized appreciation on forward foreign currency contracts	579,395	171,499	2,960	—
Receivables:	—	—	—	—
Dividends and interest	3,842,634	2,116,069	333,337	—
Securities lending income	63,333	32,173	3,312	—
Capital shares issued	—	—	—	—
Investment adviser	239,683	35,629	10,188	805
Securities sold	—	824	7,794,943	—
Variation margin on futures contracts	1,576,520	222,853	238,481	—

Total Assets	4,885,522,583	902,386,081	261,665,740	6,319,572

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	620,808	205,047	46	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	112,937,857	26,150,148	8,653,463	—
Deferred compensation (Note 7)	205,641	28,345	7,718	69
Investment advisory fees (Note 4)	1,847,833	350,812	94,090	483
Trustee fees (Note 7)	34,042	7,284	2,470	736
Securities purchased	9,024,217	—	7,934,211	—
Deferred non-US capital gains taxes	412,574	—	—	—
Due to Authorized Participant	8,430	—	—	—
Other	34,500	16,000	4,000	—

Total Liabilities	125,125,902	26,757,636	16,695,998	1,288

Net Assets	$4,760,396,681	$875,628,445	$244,969,742	$6,318,284

NET ASSETS CONSIST OF:
Paid-in capital	$4,936,810,991	$814,832,031	$219,420,250	$6,026,235
Undistributed (accumulated) net investment income (loss)	(2,774,385)	3,015,777	122,968	—
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(524,552,117)	(29,051,399)	(2,194,773)	78
Net unrealized appreciation (depreciation) on:
Investments	349,417,627	86,572,667	27,404,055	291,971
Securities lending	2,793	441	—	—
Futures contracts	1,697,229	298,675	239,744	—
Forward foreign currency contracts and foreign currency translations	(205,457)	(39,747)	(22,502)	—

Net Assets	$4,760,396,681	$875,628,445	$244,969,742	$6,318,284

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	150,700,001	18,300,001	3,950,001	225,001
Net Asset Value	$31.59	$47.85	$62.02	$28.08

† Cost of foreign cash	$11,080,249	$1,419,459	$2,048,990	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	57

Statements of Assets and Liabilities (cont.)

	FlexShares® Quality Dividend Index Fund	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund

ASSETS
Securities, at cost	$1,491,219,462	$261,008,470	$49,844,062	$888,836,677
Affiliate securities, at cost	—	—	—	—
Repurchase Agreements, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	71,939,301	16,823,637	3,471,425	6,806,822

Securities, at value	1,791,569,592	310,920,818	58,042,618	970,074,970
Affiliate securities, at value	—	—	—	—
Repurchase Agreements, at value	—	—	—	—
Securities Lending Reinvestments, at value	71,942,808	16,823,790	3,471,425	6,806,879
Cash	22,028,756	1,862,722	431,877	3,993,583
Cash segregated at broker*	219,015	108,415	21,628	709,069
Foreign cash†	—	—	—	4,851,054
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	8,149,823
Due from Custodian	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	81,523
Receivables:	—	—	—	—
Dividends and interest	1,763,269	315,894	76,374	2,209,568
Securities lending income	27,478	5,712	798	36,029
Capital shares issued	—	—	—	—
Investment adviser	74,083	14,539	5,312	31,987
Securities sold	119,844,420	5,543	3,546	—
Variation margin on futures contracts	856,819	51,817	16,090	349,886

Total Assets	2,008,326,240	330,109,250	62,069,668	997,294,371

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	84,744
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	71,930,953	16,823,637	3,471,425	6,806,822
Deferred compensation (Note 7)	60,306	11,307	3,873	24,471
Investment advisory fees (Note 4)	573,279	99,541	19,269	384,743
Trustee fees (Note 7)	13,777	3,232	1,439	7,516
Securities purchased	120,067,589	—	—	10,215,003
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Other	15,750	4,500	3,000	70,000

Total Liabilities	192,661,654	16,942,217	3,499,006	17,593,299

Net Assets	$1,815,664,586	$313,167,033	$58,570,662	$979,701,072

NET ASSETS CONSIST OF:
Paid-in capital	$1,519,071,166	$264,049,927	$51,541,635	$940,726,932
Undistributed (accumulated) net investment income (loss)	5,100,255	975,534	220,847	3,523,168
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(9,797,490)	(1,833,968)	(1,408,402)	(46,138,481)
Net unrealized appreciation (depreciation) on:
Investments	300,350,130	49,912,348	8,198,556	81,238,293
Securities lending	3,507	153	—	57
Futures contracts	937,018	63,039	18,026	360,270
Forward foreign currency contracts and foreign currency translations	—	—	—	(9,167)

Net Assets	$1,815,664,586	$313,167,033	$58,570,662	$979,701,072

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	42,650,001	7,450,001	1,400,001	37,300,001
Net Asset Value	$42.57	$42.04	$41.84	$26.27

† Cost of foreign cash	$—	$—	$—	$4,873,061

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

58	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund	FlexShares® International Quality Dividend Dynamic Index Fund	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

ASSETS
Securities, at cost	$86,881,134	$83,783,378	$2,111,753,391	$818,528,772
Affiliate securities, at cost	—	—	—	—
Repurchase Agreements, at cost	—	—	—	—
Securities Lending Reinvestments, at cost	316,357	—	—	—

Securities, at value	93,843,183	90,892,424	2,109,272,600	817,596,119
Affiliate securities, at value	—	—	—	—
Repurchase Agreements, at value	—	—	—	—
Securities Lending Reinvestments, at value	316,357	—	—	—
Cash	392,763	528,245	845,728	338,896
Cash segregated at broker*	102,480	36,458	—	—
Foreign cash†	601,263	169,145	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Due from Custodian	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	4,523	—	—	—
Receivables:	—	—	—	—
Dividends and interest	289,682	196,049	3,156,333	1,431,810
Securities lending income	3,421	2,130	—	—
Capital shares issued	—	—	—	—
Investment adviser	5,472	3,611	163,104	52,133
Securities sold	—	—	328,617,106	63,508,869
Variation margin on futures contracts	28,102	17,460	—	—

Total Assets	95,587,246	91,845,522	2,442,054,871	882,927,827

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	362	—	—	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	316,357	—	—	—
Deferred compensation (Note 7)	4,118	2,232	147,282	45,374
Investment advisory fees (Note 4)	37,907	36,327	357,699	138,425
Trustee fees (Note 7)	1,354	1,379	15,822	6,759
Securities purchased	—	—	328,403,885	63,365,249
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Other	10,000	10,000	—	—

Total Liabilities	370,098	49,938	328,924,688	63,555,807

Net Assets	$95,217,148	$91,795,584	$2,113,130,183	$819,372,020

NET ASSETS CONSIST OF:
Paid-in capital	$101,113,145	$90,977,132	$2,153,752,836	$826,787,704
Undistributed (accumulated) net investment income (loss)	733,112	277,672	3,734,274	1,882,167
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(13,637,112)	(6,588,196)	(41,876,136)	(8,365,198)
Net unrealized appreciation (depreciation) on:
Investments	6,962,049	7,109,046	(2,480,791)	(932,653)
Securities lending	—	—	—	—
Futures contracts	33,948	22,563	—	—
Forward foreign currency contracts and foreign currency translations	12,006	(2,633)	—	—

Net Assets	$95,217,148	$91,795,584	$2,113,130,183	$819,372,020

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	3,800,001	3,300,001	85,904,000	32,700,001
Net Asset Value	$25.06	$27.82	$24.60	$25.06

† Cost of foreign cash	$592,396	$171,201	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	59

Statements of Assets and Liabilities (cont.)

	FlexShares® Disciplined Duration MBS Index Fund	FlexShares® Credit-Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® Ready Access Variable Income Fund

ASSETS
Securities, at cost	$38,049,848	$50,218,656	$18,098,195	$155,719,385
Affiliate securities, at cost	—	—	—	—
Repurchase Agreements, at cost	—	—	—	5,000,000
Securities Lending Reinvestments, at cost	—	—	—	—

Securities, at value	37,636,228	50,461,551	18,619,767	156,016,042
Affiliate securities, at value	—	—	—	—
Repurchase Agreements, at value	—	—	—	5,000,000
Securities Lending Reinvestments, at value	—	—	—	—
Cash	1,337,407	291,492	162,010	1,137,629
Cash segregated at broker*	—	—	—	—
Foreign cash†	—	—	—	—
Restricted cash**	—	—	—	—
Due from Authorized Participant	—	—	—	—
Due from Custodian	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:	—	—	—	—
Dividends and interest	120,281	414,187	233,825	437,961
Securities lending income	—	—	—	—
Capital shares issued	—	—	—	—
Investment adviser	2,242	2,195	1,199	8,419
Securities sold	—	3,327,794	1,232,079	—
Variation margin on futures contracts	—	—	—	—

Total Assets	39,096,158	54,497,219	20,248,880	162,600,051

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Due to brokers	—	—	—	—
Payables:
Cash collateral received from securities loaned	—	—	—	—
Deferred compensation (Note 7)	1,283	1,179	396	6,271
Investment advisory fees (Note 4)	6,488	9,292	3,513	34,499
Trustee fees (Note 7)	959	1,016	803	2,148
Securities purchased	903,256	3,502,393	1,384,814	—
Deferred non-US capital gains taxes	—	—	—	—
Due to Authorized Participant	—	—	—	—
Other	1,200	1,500	1,000	—

Total Liabilities	913,186	3,515,380	1,390,526	42,918

Net Assets	$38,182,972	$50,981,839	$18,858,354	$162,557,133

NET ASSETS CONSIST OF:
Paid-in capital	$39,921,731	$50,654,554	$18,320,636	$162,064,837
Undistributed (accumulated) net investment income (loss)	105,130	108,616	61,335	197,903
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(1,430,269)	(24,226)	(45,189)	(2,264)
Net unrealized appreciation (depreciation) on:
Investments	(413,620)	242,895	521,572	296,657
Securities lending	—	—	—	—
Futures contracts	—	—	—	—
Forward foreign currency contracts and foreign currency translations	—	—	—	—

Net Assets	$38,182,972	$50,981,839	$18,858,354	$162,557,133

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	1,600,001	1,000,001	350,001	2,150,001
Net Asset Value	$23.86	$50.98	$53.88	$75.61

† Cost of foreign cash	$—	$—	$—	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

60	FLEXSHARES ANNUAL REPORT

Statements of Assets and Liabilities (cont.)

FlexShares® Core Select Bond Fund

ASSETS
Securities, at cost	$390,078
Affiliate securities, at cost	3,347,496
Repurchase Agreements, at cost	—
Securities Lending Reinvestments, at cost	—

Securities, at value	391,083
Affiliate securities, at value	3,362,408
Repurchase Agreements, at value	—
Securities Lending Reinvestments, at value	—
Cash	82,845
Cash segregated at broker*	—
Foreign cash†	—
Restricted cash**	—
Due from Authorized Participant	—
Due from Custodian	—
Unrealized appreciation on forward foreign currency contracts	—
Receivables:	—
Dividends and interest	—
Securities lending income	—
Capital shares issued	—
Investment adviser	771
Securities sold	—
Variation margin on futures contracts	305

Total Assets	3,837,412

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	—
Due to brokers	170
Payables:
Cash collateral received from securities loaned	—
Deferred compensation (Note 7)	47
Investment advisory fees (Note 4)	407
Trustee fees (Note 7)	724
Securities purchased	73,676
Deferred non-US capital gains taxes	—
Due to Authorized Participant	—
Other	—

Total Liabilities	75,024

Net Assets	$3,762,388

NET ASSETS CONSIST OF:
Paid-in capital	$3,757,541
Undistributed (accumulated) net investment income (loss)	—
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(15,641)
Net unrealized appreciation (depreciation) on:
Investments	15,917
Securities lending	—
Futures contracts	4,571
Forward foreign currency contracts and foreign currency translations	—

Net Assets	$3,762,388

Shares Outstanding (unlimited number of shares authorized $ 0.0001 par value)	150,001
Net Asset Value	$25.08

† Cost of foreign cash	$—

*	Includes cash pledged by the Fund to cover margin requirements for open futures contracts as of 10/31.

**	Includes cash pledged by an Authorized Participant for missing deposit securities required to secure Creation Units.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	61

FlexShares® Trust

Statements of Operations

For the year or period ended October 31, 2017

	FlexShares® Morningstar US Market Factor Tilt Index Fund	FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund	FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

INVESTMENT INCOME
Dividend income	$19,502,637	$25,518,429	$13,200,055	$—
Income from non-cash dividends	—	—	1,000,920	—
Dividend income received from affiliate	11,050	—	—	394,558
Interest income	228	—	778	—
Securities lending income (net of fees) (Note 2)	810,644	888,328	110,053	—
Foreign withholding tax on dividends	(4,275)	(2,657,998)	(1,350,529)	—
Foreign withholding tax on interest	—	—	(13)	—

Total Investment Income	20,320,284	23,748,759	12,961,264	394,558

EXPENSES
Deferred compensation (Note 7)	5,716	4,416	2,350	108
Investment advisory fees	2,556,469	3,125,302	2,516,735	77,667
Trustee fees (Note 7)	51,245	41,138	23,703	2,971

Total Gross Expenses Before Fees Reimbursed	2,613,430	3,170,856	2,542,788	80,746

Less:
Deferred compensation reimbursed (Note 7)	(5,716)	(4,416)	(2,350)	(108)
Investment advisory fees reimbursed (Note 4)	—	—	—	(68,779)
Trustee fees reimbursed (Note 7)	(51,245)	(41,138)	(23,703)	(2,971)

Total Net Expenses	2,556,469	3,125,302	2,516,735	8,888

Net Investment Income (Loss)	17,763,815	20,623,457	10,444,529	385,670

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	66,687
Transactions in investment securities	(2,996,601)	(6,421,121)	1,677,210 (1)	—
In-kind redemptions on investments in affiliated securities	3,259	—	—	1,257,519
In-kind redemptions on investments in securities	4,650,707	—	—	—
Expiration or closing of futures contracts	2,341,254	929,413	1,180,297	—
Settlement of forward foreign currency contracts	—	361,295	26,659	(1,399,417)
Foreign currency transactions	—	(52,170)	(198,729)	286,181

Net Realized Gain (Loss)	3,998,619	(5,182,583)	2,685,437	210,970

NET INCREASE FROM PAYMENTS BY AFFILIATES (NOTE 4)	—	10,248	—	—

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	186,100,803 (2)	161,679,435	79,652,048 (3)	2,532,829 (4)
Securities lending	1,927	—	—	—
Futures contracts	633,750	598,570	125,816	—
Forward foreign currency contracts	—	(228,883)	16,544	133,842
Translation of other assets and liabilities denominated in foreign currencies	—	197,088	(49,427)	—

Net Change in Unrealized Appreciation (Depreciation)	186,736,480	162,246,210	79,744,981	2,666,671

Net Realized and Unrealized Gain (Loss) including Net increase from payments by affiliates	190,735,099	157,073,875	82,430,418	2,877,641

Net Increase (Decrease) in Net Assets Resulting from Operations	$208,498,914	$177,697,332	$92,874,947	$3,263,311

(1)	Net of non-US capital gains tax of $444,390.

(2)	Includes $140,786 change in unrealized appreciation on investments in affiliates.

(3)	Net of deferred non-US capital gains tax of $24,655.

(4)	Includes $2,532,829 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

62	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund	FlexShares® US Quality Large Cap Index Fund	FlexShares® STOXX® US ESG Impact Index Fund	FlexShares® STOXX® Global ESG Impact Index Fund

INVESTMENT INCOME
Dividend income	$—	$366,139	$190,774	$239,013
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	906,671	—	—	—
Interest income	—	—	—	—
Securities lending income (net of fees) (Note 2)	—	—	—	—
Foreign withholding tax on dividends	—	—	—	(12,254)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	906,671	366,139	190,774	226,759

EXPENSES
Deferred compensation (Note 7)	215	95	48	58
Investment advisory fees	250,394	58,995	28,091	42,300
Trustee fees (Note 7)	3,952	3,045	2,531	2,489

Total Gross Expenses Before Fees Reimbursed	254,561	62,135	30,670	44,847

Less:
Deferred compensation reimbursed (Note 7)	(215)	(95)	(48)	(58)
Investment advisory fees reimbursed (Note 4)	(230,933)	—	—	—
Trustee fees reimbursed (Note 7)	(3,952)	(3,045)	(2,531)	(2,489)

Total Net Expenses	19,461	58,995	28,091	42,300

Net Investment Income (Loss)	887,210	307,144	162,683	184,459

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	405	—	—	—
Transactions in investment securities	—	(246,490)	3,601	4,354
In-kind redemptions on investments in affiliated securities	3,479,024	—	—	—
In-kind redemptions on investments in securities	—	661,718	—	—
Expiration or closing of futures contracts	(308)	2,652	1,285	12,386
Settlement of forward foreign currency contracts	(1,447,209)	—	—	—
Foreign currency transactions	420,196	—	—	2,740

Net Realized Gain (Loss)	2,452,108	417,880	4,886	19,480

NET INCREASE FROM PAYMENTS BY AFFILIATES (NOTE 4)	—	—	—	69

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	4,117,816 (1)	2,368,515	1,507,193	2,112,119
Securities lending	—	—	—	—
Futures contracts	—	—	645	8,634
Forward foreign currency contracts	186,367	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	(8)	—	—	(526)

Net Change in Unrealized Appreciation (Depreciation)	4,304,175	2,368,515	1,507,838	2,120,227

Net Realized and Unrealized Gain (Loss) including Net increase from payments by affiliates	6,756,283	2,786,395	1,512,724	2,139,776

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,643,493	$3,093,539	$1,675,407	$2,324,235

(1)	Includes $4,117,816 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	63

Statements of Operations (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund		FlexShares® STOXX® Global Broad Infrastructure Index Fund		FlexShares® Global Quality Real Estate Index Fund	FlexShares® Real Assets Allocation Index Fund

INVESTMENT INCOME
Dividend income	$122,234,902		$29,391,696		$4,806,580	$—
Income from non-cash dividends	—		—		—	—
Dividend income received from affiliate	—		—		—	74,270
Interest income	—		—		—	—
Securities lending income (net of fees) (Note 2)	1,590,088		343,081		47,696	—
Foreign withholding tax on dividends	(7,609,934)		(1,419,587)		(348,468)	—
Foreign withholding tax on interest	—		—		—	—

Total Investment Income	116,215,056		28,315,190		4,505,808	74,270

EXPENSES
Deferred compensation (Note 7)	23,231		4,518		1,159	16
Investment advisory fees	18,946,757		3,862,256		955,626	16,741
Trustee fees (Note 7)	201,065		41,304		12,210	2,242

Total Gross Expenses Before Fees Reimbursed	19,171,053		3,908,078		968,995	18,999

Less:
Deferred compensation reimbursed (Note 7)	(23,231)		(4,518)		(1,159)	(16)
Investment advisory fees reimbursed (Note 4)	—		—		—	(13,459)
Trustee fees reimbursed (Note 7)	(201,065)		(41,304)		(12,210)	(2,242)

Total Net Expenses	18,946,757		3,862,256		955,626	3,282

Net Investment Income (Loss)	97,268,299		24,452,934		3,550,182	70,988

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—		—		—	846
Transactions in investment securities	(193,872,629	)(1)	(14,125,796	)(2)	(507,666)	—
In-kind redemptions on investments in affiliated securities	—		—		—	—
In-kind redemptions on investments in securities	37,133,201		20,809,686		—	—
Expiration or closing of futures contracts	2,150,684		1,036,178		358,422	—
Settlement of forward foreign currency contracts	(354,246)		197,434		33,739	—
Foreign currency transactions	973,861		143,610		29,305	—

Net Realized Gain (Loss)	(153,969,129)		8,061,112		(86,200)	846

NET INCREASE FROM PAYMENTS BY AFFILIATES (NOTE 4)	2,597,250		—		—	—

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	686,748,934	(3)	71,848,655		19,761,684	266,100 (4)
Securities lending	674		(56)		—	—
Futures contracts	1,550,560		270,006		242,851	—
Forward foreign currency contracts	31,529		(29,750)		(8,021)	—
Translation of other assets and liabilities denominated in foreign currencies	83,483		11,990		(10,028)	—

Net Change in Unrealized Appreciation (Depreciation)	688,415,180		72,100,845		19,986,486	266,100

Net Realized and Unrealized Gain (Loss) including Net increase from payments by affiliates	537,043,301		80,161,957		19,900,286	266,946

Net Increase (Decrease) in Net Assets Resulting from Operations	$634,311,600		$104,614,891		$23,450,468	$337,934

(1)	Net of non-US capital gains tax of $89,350.

(2)	Net of non-US capital gains tax of $17,493.

(3)	Net of deferred non-US capital gains tax of $53,664.

(4)	Includes $266,100 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

64	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Quality Dividend Index Fund	FlexShares® Quality Dividend Defensive Index Fund	FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® International Quality Dividend Index Fund

INVESTMENT INCOME
Dividend income	$56,204,187	$9,756,759	$2,156,091	$37,254,676
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	—	—	—	—
Securities lending income (net of fees) (Note 2)	768,120	131,170	17,456	498,923
Foreign withholding tax on dividends	—	—	—	(3,706,263)
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	56,972,307	9,887,929	2,173,547	34,047,336

EXPENSES
Deferred compensation (Note 7)	9,446	1,658	366	3,941
Investment advisory fees	6,247,478	1,103,099	238,542	3,370,865
Trustee fees (Note 7)	82,583	17,066	6,040	37,194

Total Gross Expenses Before Fees Reimbursed	6,339,507	1,121,823	244,948	3,412,000

Less:
Deferred compensation reimbursed (Note 7)	(9,446)	(1,658)	(366)	(3,941)
Investment advisory fees reimbursed (Note 4)	—	—	—	—
Trustee fees reimbursed (Note 7)	(82,583)	(17,066)	(6,040)	(37,194)

Total Net Expenses	6,247,478	1,103,099	238,542	3,370,865

Net Investment Income (Loss)	50,724,829	8,784,830	1,935,005	30,676,471

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	189,152	339,765	2,371,073	20,494,649 (1)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	42,235,581	4,309,348	2,850,420	—
Expiration or closing of futures contracts	2,148,683	509,619	135,347	1,049,206
Settlement of forward foreign currency contracts	—	—	—	(68,491)
Foreign currency transactions	—	—	—	185,246

Net Realized Gain (Loss)	44,573,416	5,158,732	5,356,840	21,660,610

NET INCREASE FROM PAYMENTS BY AFFILIATES (NOTE 4)	—	—	—	—

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	173,544,793	32,622,165	5,046,609	83,160,128 (2)
Securities lending	2,328	70	—	57
Futures contracts	964,404	81,362	19,261	273,365
Forward foreign currency contracts	—	—	—	9,893
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	31,632

Net Change in Unrealized Appreciation (Depreciation)	174,511,525	32,703,597	5,065,870	83,475,075

Net Realized and Unrealized Gain (Loss) including Net increase from payments by affiliates	219,084,941	37,862,329	10,422,710	105,135,685

Net Increase (Decrease) in Net Assets Resulting from Operations	$269,809,770	$46,647,159	$12,357,715	$135,812,156

(1)	Net of non-US capital gains tax of $27,869.

(2)	Net of deferred non-US capital gains tax of $358,343.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	65

Statements of Operations (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund	FlexShares® International Quality Dividend Dynamic Index Fund	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund	FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

INVESTMENT INCOME
Dividend income	$4,175,789	$2,971,157	$—	$—
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	—	—	33,887,207	15,468,795
Securities lending income (net of fees) (Note 2)	60,602	35,525	—	—
Foreign withholding tax on dividends	(427,620)	(283,388)	—	—
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	3,808,771	2,723,294	33,887,207	15,468,795

EXPENSES
Deferred compensation (Note 7)	444	321	10,981	4,153
Investment advisory fees	384,100	273,462	3,988,820	1,497,416
Trustee fees (Note 7)	5,890	5,075	96,197	38,349

Total Gross Expenses Before Fees Reimbursed	390,434	278,858	4,095,998	1,539,918

Less:
Deferred compensation reimbursed (Note 7)	(444)	(321)	(10,981)	(4,153)
Investment advisory fees reimbursed (Note 4)	—	—	—	—
Trustee fees reimbursed (Note 7)	(5,890)	(5,075)	(96,197)	(38,349)

Total Net Expenses	384,100	273,462	3,988,820	1,497,416

Net Investment Income (Loss)	3,424,671	2,449,832	29,898,387	13,971,379

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	949,997 (1)	1,364,108 (2)	(7,549,607)	(269,142)
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	304,892	—	180,916	117,864
Expiration or closing of futures contracts	204,346	128,537	—	—
Settlement of forward foreign currency contracts	(5,576)	—	—	—
Foreign currency transactions	(27,322)	(16,040)	—	—

Net Realized Gain (Loss)	1,426,337	1,476,605	(7,368,691)	(151,278)

NET INCREASE FROM PAYMENTS BY AFFILIATES (NOTE 4)	—	—	—	—

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	7,982,782 (3)	7,333,857 (4)	(14,275,862)	(12,381,777)
Securities lending	—	—	—	—
Futures contracts	62,606	27,321	—	—
Forward foreign currency contracts	(11,415)	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	18,085	1,416	—	—

Net Change in Unrealized Appreciation (Depreciation)	8,052,058	7,362,594	(14,275,862)	(12,381,777)

Net Realized and Unrealized Gain (Loss) including Net increase from payments by affiliates	9,478,395	8,839,199	(21,644,553)	(12,533,055)

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,903,066	$11,289,031	$8,253,834	$1,438,324

(1)	Net of non-US capital gains tax of $17,164.

(2)	Net of non-US capital gains tax of $5,016.

(3)	Net of deferred non-US capital gains tax of $80,120.

(4)	Net of deferred non-US capital gains tax of $18,662.

See Accompanying Notes to the Financial Statements.

66	FLEXSHARES ANNUAL REPORT

Statements of Operations (cont.)

	FlexShares® Disciplined Duration MBS Index Fund	FlexShares® Credit-Scored US Corporate Bond Index Fund	FlexShares® Credit-Scored US Long Corporate Bond Index Fund	FlexShares® Ready Access Variable Income Fund

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—
Income from non-cash dividends	—	—	—	—
Dividend income received from affiliate	—	—	—	—
Interest income	660,374	1,119,707	568,204	2,219,695
Securities lending income (net of fees) (Note 2)	—	—	—	—
Foreign withholding tax on dividends	—	—	—	—
Foreign withholding tax on interest	—	—	—	—

Total Investment Income	660,374	1,119,707	568,204	2,219,695

EXPENSES
Deferred compensation (Note 7)	194	228	74	886
Investment advisory fees	72,406	91,043	30,029	388,998
Trustee fees (Note 7)	3,762	4,023	2,740	10,393

Total Gross Expenses Before Fees Reimbursed	76,362	95,294	32,843	400,277

Less:
Deferred compensation reimbursed (Note 7)	(194)	(228)	(74)	(886)
Investment advisory fees reimbursed (Note 4)	—	—	—	—
Trustee fees reimbursed (Note 7)	(3,762)	(4,023)	(2,740)	(10,393)

Total Net Expenses	72,406	91,043	30,029	388,998

Net Investment Income (Loss)	587,968	1,028,664	538,175	1,830,697

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	—	—	—	—
Transactions in investment securities	(204,134)	(24,129)	(44,026)	12,572
In-kind redemptions on investments in affiliated securities	—	—	—	—
In-kind redemptions on investments in securities	—	—	—	17,908
Expiration or closing of futures contracts	—	—	—	—
Settlement of forward foreign currency contracts	—	—	—	—
Foreign currency transactions	—	—	—	5,615

Net Realized Gain (Loss)	(204,134)	(24,129)	(44,026)	36,095

NET INCREASE FROM PAYMENTS BY AFFILIATES (NOTE 4)	—	—	—	—

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(635,676)	(169,676)	196,617	76,962
Securities lending	—	—	—	—
Futures contracts	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation)	(635,676)	(169,676)	196,617	76,962

Net Realized and Unrealized Gain (Loss) including Net increase from payments by affiliates	(839,810)	(193,805)	152,591	113,057

Net Increase (Decrease) in Net Assets Resulting from Operations	$(251,842)	$834,859	$690,766	$1,943,754

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	67

Statements of Operations (cont.)

FlexShares® Core Select Bond Fund
November 18, 2016* through October 31, 2017

INVESTMENT INCOME
Dividend income	$5,595
Income from non-cash dividends	—
Dividend income received from affiliate	62,510
Interest income	206
Securities lending income (net of fees) (Note 2)	—
Foreign withholding tax on dividends	—
Foreign withholding tax on interest	—

Total Investment Income	68,311

EXPENSES
Deferred compensation (Note 7)	18
Investment advisory fees	9,536
Trustee fees (Note 7)	2,131

Total Gross Expenses Before Fees Reimbursed	11,685

Less:
Deferred compensation reimbursed (Note 7)	(18)
Investment advisory fees reimbursed (Note 4)	(5,223)
Trustee fees reimbursed (Note 7)	(2,131)

Total Net Expenses	4,313

Net Investment Income (Loss)	63,998

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities of affiliated issuers	(11,466)
Transactions in investment securities	11,010
In-kind redemptions on investments in affiliated securities	844
In-kind redemptions on investments in securities	530
Expiration or closing of futures contracts	(7,126)
Settlement of forward foreign currency contracts	—
Foreign currency transactions	—

Net Realized Gain (Loss)	(6,208)

NET INCREASE FROM PAYMENTS BY AFFILIATES (NOTE 4)	—

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	15,917 (1)
Securities lending	—
Futures contracts	4,571
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currencies	—

Net Change in Unrealized Appreciation (Depreciation)	20,488

Net Realized and Unrealized Gain (Loss) including Net increase from payments by affiliates	14,280

Net Increase (Decrease) in Net Assets Resulting from Operations	$78,278

*	Commencement of investment operations.

(1)	Includes $14,912 change in unrealized appreciation on investments in affiliates.

See Accompanying Notes to the Financial Statements.

68	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

Statements of Changes in Net Assets

	FlexShares® Morningstar US Market Factor Tilt Index Fund		FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

OPERATIONS
Net investment income (loss)	$17,763,815	$14,675,449	$20,623,457	$16,831,830
Net realized gain (loss)	3,998,619	2,099,141	(5,182,583)	(25,219,251)
Net increase from payments by affiliates	—	—	10,248	—
Net change in unrealized appreciation (depreciation)	186,736,480	17,449,410	162,246,210	12,138,170

Net Increase (Decrease) in Net Assets
Resulting from Operations	208,498,914	34,224,000	177,697,332	3,750,749

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(17,203,496)	(23,680,309)	(20,692,030)	(26,820,980)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	—

Total distributions	(17,203,496)	(23,680,309)	(20,692,030)	(26,820,980)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	138,394,830	71,388,673	205,703,755	75,780,815
Cost of shares redeemed	(9,743,868)	(13,137,147)	—	—

Net Increase (Decrease) from Capital Transactions	128,650,962	58,251,526	205,703,755	75,780,815

Total Increase (Decrease) in Net Assets	319,946,380	68,795,217	362,709,057	52,710,584

NET ASSETS
Beginning of Period	$830,252,678	$761,457,461	$622,898,490	$570,187,906

End of Period	$1,150,199,058	$830,252,678	$985,607,547	$622,898,490

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$2,245,513	$1,798,626	$2,070,859	$1,820,860

SHARE TRANSACTIONS
Beginning of period	9,400,001	8,750,001	11,200,001	9,800,001
Shares issued	—	—	—	—
Shares issued in-kind	1,400,000	800,000	3,400,000	1,400,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(100,000)	(150,000)	—	—

Shares Outstanding, End of Period	10,700,001	9,400,001	14,600,001	11,200,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	69

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund		FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	November 9, 2015* through October 31, 2016

OPERATIONS
Net investment income (loss)	$10,444,529	$5,588,955	$385,670	$123,620
Net realized gain (loss)	2,685,437	(11,637,175)	210,970	(39,805)
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	79,744,981	38,215,837	2,666,671	(15,903)

Net Increase (Decrease) in Net Assets
Resulting from Operations	92,874,947	32,167,617	3,263,311	67,912

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(10,564,341)	(8,605,953)	(386,878)	(108,151)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	(15,681)

Total distributions	(10,564,341)	(8,605,953)	(386,878)	(123,832)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	186,409,055	77,716,540	26,565,920	1,150,789
Cost of shares redeemed	—	—	(14,096,084)	—

Net Increase (Decrease) from Capital Transactions	186,409,055	77,716,540	12,469,836	1,150,789

Total Increase (Decrease) in Net Assets	268,719,661	101,278,204	15,346,269	1,094,869

NET ASSETS
Beginning of Period	$299,350,929	$198,072,725	$3,594,894	$2,500,025 (2)

End of Period	$568,070,590	$299,350,929	$18,941,163	$3,594,894

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$466,682	$64,760	$124,187	$—

SHARE TRANSACTIONS
Beginning of period	6,300,001	4,400,001	150,001	100,001 (2)
Shares issued	—	—	—	—
Shares issued in-kind	3,600,000	1,900,000	1,025,000	50,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	—	(525,000)	—

Shares Outstanding, End of Period	9,900,001	6,300,001	650,001	150,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

70	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund		FlexShares® US Quality Large Cap Index Fund
	Year Ended October 31, 2017	November 9, 2015* through October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

OPERATIONS
Net investment income (loss)	$887,210	$524,446	$307,144	$75,245
Net realized gain (loss)	2,452,108	(1,370,683)	417,880	(23,697)
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	4,304,175	5,037,256	2,368,515	(64,809)

Net Increase (Decrease) in Net Assets
Resulting from Operations	7,643,493	4,191,019	3,093,539	(13,261)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(889,287)	(526,177)	(281,734)	(66,564)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	—

Total distributions	(889,287)	(526,177)	(281,734)	(66,564)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	11,741,649	28,704,696	23,378,847	3,955,342
Cost of shares redeemed	(10,778,254)	(1,302,389)	(5,673,272)	—

Net Increase (Decrease) from Capital Transactions	963,395	27,402,307	17,705,575	3,955,342

Total Increase (Decrease) in Net Assets	7,717,601	31,067,149	20,517,380	3,875,517

NET ASSETS
Beginning of Period	$33,567,174	$2,500,025 (2)	$6,537,825	$2,662,308

End of Period	$41,284,775	$33,567,174	$27,055,205	$6,537,825

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$7,681	$—	$36,229	$11,780

SHARE TRANSACTIONS
Beginning of period	1,300,001	100,001 (2)	250,001	100,001
Shares issued	—	—	—	—
Shares issued in-kind	425,000	1,250,000	800,000	150,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(375,000)	(50,000)	(200,000)	—

Shares Outstanding, End of Period	1,350,001	1,300,001	850,001	250,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	71

Statements of Changes in Net Assets (cont.)

	FlexShares® STOXX® US ESG Impact Index Fund		FlexShares® STOXX® Global ESG Impact Index Fund
	Year Ended October 31, 2017	July 13, 2016* through October 31, 2016	Year Ended October 31, 2017	July 13, 2016* through October 31, 2016

OPERATIONS
Net investment income (loss)	$162,683	$27,398	$184,459	$40,729
Net realized gain (loss)	4,886	(28,751)	19,480	(54,431)
Net increase from payments by affiliates	—	—	69	—
Net change in unrealized appreciation (depreciation)	1,507,838	13,718	2,120,227	88,677

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,675,407	12,365	2,324,235	74,975

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(147,860)	(16,261)	(177,721)	(23,258)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	—

Total distributions	(147,860)	(16,261)	(177,721)	(23,258)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	7,085,865	—	22,490,287	—
Cost of shares redeemed	—	—	—	—

Net Increase (Decrease) from Capital Transactions	7,085,865	—	22,490,287	—

Total Increase (Decrease) in Net Assets	8,613,412	(3,896)	24,636,801	51,717

NET ASSETS
Beginning of Period	$4,996,154	$5,000,050 (2)	$7,551,904	$7,500,187 (2)

End of Period	$13,609,566	$4,996,154	$32,188,705	$7,551,904

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$25,960	$11,137	$35,924	$16,654

SHARE TRANSACTIONS
Beginning of period	100,001	100,001 (2)	100,001	100,001 (2)
Shares issued	—	—	—	—
Shares issued in-kind	125,000	—	250,000	—
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	—	—	—

Shares Outstanding, End of Period	225,001	100,001	350,001	100,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

72	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Morningstar Global Upstream Natural Resources Index Fund		FlexShares® STOXX® Global Broad Infrastructure Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

OPERATIONS
Net investment income (loss)	$97,268,299	$45,169,139	$24,452,934	$18,287,364
Net realized gain (loss)	(153,969,129)	(208,836,420)	8,061,112	(10,070,968)
Net increase from payments by affiliates	2,597,250	—	—	—
Net change in unrealized appreciation (depreciation)	688,415,180	433,140,156	72,100,845	14,845,917

Net Increase (Decrease) in Net Assets
Resulting from Operations	634,311,600	269,472,875	104,614,891	23,062,313

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(91,591,308)	(106,484,737)	(25,424,557)	(15,592,983)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	—

Total distributions	(91,591,308)	(106,484,737)	(25,424,557)	(15,592,983)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	1,612,772,251	1,137,205,075	212,697,031	194,525,272
Cost of shares redeemed	(217,108,283)	(482,415,109)	(85,934,569)	—

Net Increase (Decrease) from Capital Transactions	1,395,663,968	654,789,966	126,762,462	194,525,272

Total Increase (Decrease) in Net Assets	1,938,384,260	817,778,104	205,952,796	201,994,602

NET ASSETS
Beginning of Period	$2,822,012,421	$2,004,234,317	$669,675,649	$467,681,047

End of Period	$4,760,396,681	$2,822,012,421	$875,628,445	$669,675,649

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$(2,774,385)	$1,014,782	$3,015,777	$3,709,225

SHARE TRANSACTIONS
Beginning of period	103,000,001	78,550,001	15,400,001	10,800,001
Shares issued	—	—	—	—
Shares issued in-kind	55,300,000	44,400,000	4,700,000	4,600,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(7,600,000)	(19,950,000)	(1,800,000)	—

Shares Outstanding, End of Period	150,700,001	103,000,001	18,300,001	15,400,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	73

Statements of Changes in Net Assets (cont.)

	FlexShares® Global Quality Real Estate Index Fund		FlexShares® Real Assets Allocation Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	November 23, 2015* through October 31, 2016

OPERATIONS
Net investment income (loss)	$3,550,182	$5,940,691	$70,988	$50,484
Net realized gain (loss)	(86,200)	(246,154)	846	(129,703)
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	19,986,486	79,891	266,100	25,871

Net Increase (Decrease) in Net Assets
Resulting from Operations	23,450,468	5,774,428	337,934	(53,348)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(5,694,447)	(5,281,042)	(71,705)	(50,647)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	—

Total distributions	(5,694,447)	(5,281,042)	(71,705)	(50,647)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	30,164,949	64,371,563	4,770,437	—
Cost of shares redeemed	—	—	—	(1,114,412)

Net Increase (Decrease) from Capital Transactions	30,164,949	64,371,563	4,770,437	(1,114,412)

Total Increase (Decrease) in Net Assets	47,920,970	64,864,949	5,036,666	(1,218,407)

NET ASSETS
Beginning of Period	$197,048,772	$132,183,823	$1,281,618	$2,500,025 (2)

End of Period	$244,969,742	$197,048,772	$6,318,284	$1,281,618

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$122,968	$1,364,657	$—	$—

SHARE TRANSACTIONS
Beginning of period	3,450,001	2,300,001	50,001	100,001 (2)
Shares issued	—	—	—	—
Shares issued in-kind	500,000	1,150,000	175,000	—
Shares redeemed	—	—	—	—
Shares redeemed in-kind	—	—	—	(50,000)

Shares Outstanding, End of Period	3,950,001	3,450,001	225,001	50,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

74	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Index Fund		FlexShares® Quality Dividend Defensive Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

OPERATIONS
Net investment income (loss)	$50,724,829	$38,657,601	$8,784,830	$6,553,115
Net realized gain (loss)	44,573,416	(2,805,032)	5,158,732	2,140,437
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	174,511,525	75,490,272	32,703,597	3,599,717

Net Increase (Decrease) in Net Assets
Resulting from Operations	269,809,770	111,342,841	46,647,159	12,293,269

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(49,628,114)	(36,033,305)	(8,458,570)	(6,358,981)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	—

Total distributions	(49,628,114)	(36,033,305)	(8,458,570)	(6,358,981)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	343,462,008	689,638,031	41,242,639	75,521,223
Cost of shares redeemed	(186,128,276)	(30,413,433)	(18,487,149)	(20,838,065)

Net Increase (Decrease) from Capital Transactions	157,333,732	659,224,598	22,755,490	54,683,158

Total Increase (Decrease) in Net Assets	377,515,388	734,534,134	60,944,079	60,617,446

NET ASSETS
Beginning of Period	$1,438,149,198	$703,615,064	$252,222,954	$191,605,508

End of Period	$1,815,664,586	$1,438,149,198	$313,167,033	$252,222,954

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$5,100,255	$4,459,027	$975,534	$655,417

SHARE TRANSACTIONS
Beginning of period	38,750,001	19,550,001	6,850,001	5,350,001
Shares issued	—	—	—	—
Shares issued in-kind	8,500,000	20,100,000	1,050,000	2,100,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(4,600,000)	(900,000)	(450,000)	(600,000)

Shares Outstanding, End of Period	42,650,001	38,750,001	7,450,001	6,850,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	75

Statements of Changes in Net Assets (cont.)

	FlexShares® Quality Dividend Dynamic Index Fund		FlexShares® International Quality Dividend Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

OPERATIONS
Net investment income (loss)	$1,935,005	$1,795,912	$30,676,471	$16,844,948
Net realized gain (loss)	5,356,840	(222,435)	21,660,610	(39,391,040)
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	5,065,870	(477,041)	83,475,075	25,023,193

Net Increase (Decrease) in Net Assets
Resulting from Operations	12,357,715	1,096,436	135,812,156	2,477,101

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(1,825,259)	(2,065,822)	(28,328,453)	(15,734,887)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	—

Total distributions	(1,825,259)	(2,065,822)	(28,328,453)	(15,734,887)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	9,329,699	3,533,491	376,167,377	151,444,186
Cost of shares redeemed	(14,270,382)	(23,389,058)	—	(72,726,279)

Net Increase (Decrease) from Capital Transactions	(4,940,683)	(19,855,567)	376,167,377	78,717,907

Total Increase (Decrease) in Net Assets	5,591,773	(20,824,953)	483,651,080	65,460,121

NET ASSETS
Beginning of Period	$52,978,889	$73,803,842	$496,049,992	$430,589,871

End of Period	$58,570,662	$52,978,889	$979,701,072	$496,049,992

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$220,847	$137,957	$3,523,168	$1,411,945

SHARE TRANSACTIONS
Beginning of period	1,500,001	2,100,001	22,100,001	18,700,001
Shares issued	—	—	—	—
Shares issued in-kind	250,000	100,000	15,200,000	6,800,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(350,000)	(700,000)	—	(3,400,000)

Shares Outstanding, End of Period	1,400,001	1,500,001	37,300,001	22,100,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

76	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® International Quality Dividend Defensive Index Fund		FlexShares® International Quality Dividend Dynamic Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

OPERATIONS
Net investment income (loss)	$3,424,671	$2,462,908	$2,449,832	$940,321
Net realized gain (loss)	1,426,337	(8,231,025)	1,476,605	(4,835,920)
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	8,052,058	5,079,946	7,362,594	2,867,619

Net Increase (Decrease) in Net Assets
Resulting from Operations	12,903,066	(688,171)	11,289,031	(1,027,980)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(3,119,837)	(2,582,926)	(2,117,337)	(959,493)
Net realized gain	—	—	—	—
Tax return of capital	—	—	—	(81,967)

Total distributions	(3,119,837)	(2,582,926)	(2,117,337)	(1,041,460)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	14,435,332	22,603,616	63,846,996	15,259,505
Cost of shares redeemed	(6,562,120)	(29,664,790)	—	(30,139,006)

Net Increase (Decrease) from Capital Transactions	7,873,212	(7,061,174)	63,846,996	(14,879,501)

Total Increase (Decrease) in Net Assets	17,656,441	(10,332,271)	73,018,690	(16,948,941)

NET ASSETS
Beginning of Period	$77,560,707	$87,892,978	$18,776,894	$35,725,835

End of Period	$95,217,148	$77,560,707	$91,795,584	$18,776,894

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$733,112	$75,855	$277,672	$—

SHARE TRANSACTIONS
Beginning of period	3,500,001	3,900,001	800,001	1,500,001
Shares issued	—	—	—	—
Shares issued in-kind	600,000	1,000,000	2,500,000	700,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(300,000)	(1,400,000)	—	(1,400,000)

Shares Outstanding, End of Period	3,800,001	3,500,001	3,300,001	800,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	77

Statements of Changes in Net Assets (cont.)

	FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund		FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

OPERATIONS
Net investment income (loss)	$29,898,387	$11,547,752	$13,971,379	$6,381,170
Net realized gain (loss)	(7,368,691)	5,046,030	(151,278)	2,388,690
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	(14,275,862)	29,202,337	(12,381,777)	16,001,717

Net Increase (Decrease) in Net Assets
Resulting from Operations	8,253,834	45,796,119	1,438,324	24,771,577

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(26,104,812)	(11,547,752)	(12,089,212)	(6,381,170)
Net realized gain	—	—	—	—
Tax return of capital	—	(1,766,610)	—	(419,775)

Total distributions	(26,104,812)	(13,314,362)	(12,089,212)	(6,800,945)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	305,158,033	92,730,639	189,689,043	256,619,497
Cost of shares redeemed	(16,078,914)	(261,621,410)	(11,271,501)	(55,195,042)

Net Increase (Decrease) from Capital Transactions	289,079,119	(168,890,771)	178,417,542	201,424,455

Total Increase (Decrease) in Net Assets	271,228,141	(136,409,014)	167,766,654	219,395,087

NET ASSETS
Beginning of Period	$1,841,902,042	$1,978,311,056	$651,605,366	$432,210,279

End of Period	$2,113,130,183	$1,841,902,042	$819,372,020	$651,605,366

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$3,734,274	$—	$1,882,167	$—

SHARE TRANSACTIONS
Beginning of period	74,204,000	81,154,000	25,600,001	17,600,001
Shares issued	—	—	—	—
Shares issued in-kind	12,350,000	3,750,000	7,550,000	10,250,000
Shares redeemed	—	—	—	—
Shares redeemed in-kind	(650,000)	(10,700,000)	(450,000)	(2,250,000)

Shares Outstanding, End of Period	85,904,000	74,204,000	32,700,001	25,600,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

78	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

	FlexShares® Disciplined Duration MBS Index Fund		FlexShares® Credit-Scored US Corporate Bond Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

OPERATIONS
Net investment income (loss)	$587,968	$599,584	$1,028,664	$619,619
Net realized gain (loss)	(204,134)	32,724	(24,129)	143,864
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	(635,676)	258,325	(169,676)	391,732

Net Increase (Decrease) in Net Assets
Resulting from Operations	(251,842)	890,633	834,859	1,155,215

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(1,159,790)	(1,091,693)	(991,097)	(575,443)
Net realized gain	—	—	(138,136)	—
Tax return of capital	—	—	—	—

Total distributions	(1,159,790)	(1,091,693)	(1,129,233)	(575,443)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	7,207,654	18,637,435	15,235,609	22,880,229
Cost of shares redeemed	(9,676,454)	—	—	—

Net Increase (Decrease) from Capital Transactions	(2,468,800)	18,637,435	15,235,609	22,880,229

Total Increase (Decrease) in Net Assets	(3,880,432)	18,436,375	14,941,235	23,460,001

NET ASSETS
Beginning of Period	$42,063,404	$23,627,029	$36,040,604	$12,580,603

End of Period	$38,182,972	$42,063,404	$50,981,839	$36,040,604

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$105,130	$95,407	$108,616	$71,050

SHARE TRANSACTIONS
Beginning of period	1,700,001	950,001	700,001	250,001
Shares issued	300,000	750,000	300,000	450,000
Shares issued in-kind	—	—	—	—
Shares redeemed	(400,000)	—	—	—
Shares redeemed in-kind	—	—	—	—

Shares Outstanding, End of Period	1,600,001	1,700,001	1,000,001	700,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	79

Statements of Changes in Net Assets (cont.)

	FlexShares® Credit-Scored US Long Corporate Bond Index Fund		FlexShares® Ready Access Variable Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

OPERATIONS
Net investment income (loss)	$538,175	$380,890	$1,830,697	$852,326
Net realized gain (loss)	(44,026)	169,457	36,095	(11,269)
Net increase from payments by affiliates	—	—	—	—
Net change in unrealized appreciation (depreciation)	196,617	319,585	76,962	316,293

Net Increase (Decrease) in Net Assets
Resulting from Operations	690,766	869,932	1,943,754	1,157,350

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(520,832)	(360,107)	(1,720,304)	(816,654)
Net realized gain	(170,620)	—	—	(64,745)
Tax return of capital	—	—	—	—

Total distributions	(691,452)	(360,107)	(1,720,304)	(881,399)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	7,948,258	7,918,639	64,102,037	22,630,718
Cost of shares redeemed	(2,546,276)	—	(11,331,858)	(11,305,012)

Net Increase (Decrease) from Capital Transactions	5,401,982	7,918,639	52,770,179	11,325,706

Total Increase (Decrease) in Net Assets	5,401,296	8,428,464	52,993,629	11,601,657

NET ASSETS
Beginning of Period	$13,457,058	$5,028,594	$109,563,504	$97,961,847

End of Period	$18,858,354	$13,457,058	$162,557,133	$109,563,504

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$61,335	$43,992	$197,903	$87,488

SHARE TRANSACTIONS
Beginning of period	250,001	100,001	1,450,001	1,300,001
Shares issued	100,000	150,000	850,000	300,000
Shares issued in-kind	50,000	—	—	—
Shares redeemed	(50,000)	—	—	(50,000)
Shares redeemed in-kind	—	—	(150,000)	(100,000)

Shares Outstanding, End of Period	350,001	250,001	2,150,001	1,450,001

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

See Accompanying Notes to the Financial Statements.

80	FLEXSHARES ANNUAL REPORT

Statements of Changes in Net Assets (cont.)

FlexShares® Core Select Bond Fund
November 18, 2016* through October 31, 2017

OPERATIONS
Net investment income (loss)	$63,998
Net realized gain (loss)	(6,208)
Net increase from payments by affiliates	—
Net change in unrealized appreciation (depreciation)	20,488

Net Increase (Decrease) in Net Assets
Resulting from Operations	78,278

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(72,451)
Net realized gain	—
Tax return of capital	—

Total distributions	(72,451)

CAPITAL TRANSACTIONS(1)
Proceeds from shares issued	1,876,187
Cost of shares redeemed	(619,651)

Net Increase (Decrease) from Capital Transactions	1,256,536

Total Increase (Decrease) in Net Assets	1,262,363

NET ASSETS
Beginning of Period	$2,500,025 (2)

End of Period	$3,762,388

Undistributed (accumulated) net investment income (loss) included in end of period net assets	$—

Beginning of period	100,001 (2)
Shares issued	—
Shares issued in-kind	75,000
Shares redeemed	—
Shares redeemed in-kind	(25,000)

Shares Outstanding, End of Period	150,001

*	Commencement of investment operations.

(1)	Capital transactions may include transaction fees associated with creation and redemption transactions which occurred during the period. See Note 9 to the Financial Statements.

(2)	Amount includes the initial subscription.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	81

FlexShares® Trust

Financial Highlights

		PER SHARE
		Investment Operations				Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Morningstar US Market Factor Tilt Index Fund
Year ended October 31, 2017	$88.32	$1.74	(a)	$19.13	$20.87	$(1.69)	$—	$—	$(1.69)
Year ended October 31, 2016	87.02	1.65	(a)	2.33	3.98	(2.68)	—	—	(2.68)
Year ended October 31, 2015	86.19	1.58	(a)	0.42	2.00	(1.17)	—	—	(1.17)
Year ended October 31, 2014	76.56	1.16	(a)	9.26	10.42	(0.79)	—	—	(0.79)
Year ended October 31, 2013	58.70	1.09	(a)	17.43	18.52	(0.66)	—	—	(0.66)

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
Year ended October 31, 2017	55.62	1.58	(a)	11.91 (k)	13.49	(1.60)	—	—	(1.60)
Year ended October 31, 2016	58.18	1.59	(a)	(1.55)	0.04	(2.60)	—	—	(2.60)
Year ended October 31, 2015	60.74	1.51	(a)	(2.27)	(0.76)	(1.80)	—	—	(1.80)
Year ended October 31, 2014	61.95	1.80	(a)	(2.29)	(0.49)	(0.72)	—	—	(0.72)
Year ended October 31, 2013	49.31	1.35	(a)	11.40	12.75	(0.11)	—	—	(0.11)

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
Year ended October 31, 2017	47.52	1.28	(a)	9.80	11.08	(1.22)	—	—	(1.22)
Year ended October 31, 2016	45.02	0.97	(a)	3.10	4.07	(1.57)	—	—	(1.57)
Year ended October 31, 2015	52.75	0.92	(a)	(7.65)	(6.73)	(1.00)	—	—	(1.00)
Year ended October 31, 2014	52.92	1.03	(a)	(0.77)	0.26	(0.43)	—	—	(0.43)
Year ended October 31, 2013	49.60	1.03	(a)	2.34	3.37	(0.05)	—	—	(0.05)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)	Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

82	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$107.50	23.77%	23.72%	0.26%	0.25%	1.73%	1.74%	22%	$1,150,199
88.32	4.70	4.77	0.28	0.27	1.92	1.93	26	830,253
87.02	2.30	2.30	0.28	0.27	1.81	1.81	51	761,457
86.19	13.69	13.54	0.28	0.27	1.41	1.41	25	741,260
76.56	31.88	28.39	0.27	0.27	1.59	1.59	20	447,893

67.51	24.58	25.38	0.40	0.39	2.57	2.57	22	985,608
55.62	0.20	0.80	0.43	0.42	2.91	2.92	35	622,898
58.18	(1.26)	(2.34)	0.43	0.42	2.52	2.53	26	570,188
60.74	(0.81)	(0.80)	0.43	0.42	2.84	2.85	16	643,893
61.95	25.93	0.62	0.43	0.42	2.37	2.38	7	309,745

57.38	23.56	23.47	0.60	0.59	2.44	2.44	34	568,071
47.52	9.41	10.65	0.66	0.65	2.23	2.23	34	299,351
45.02	(12.91)	(13.43)	0.66	0.65	1.86	1.87	30	198,073
52.75	0.52	0.52	0.66	0.65	1.96	1.97	19	258,481
52.92	6.80	(14.20)	0.65	0.65	2.01	2.01	20	158,759

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	83

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
Year ended October 31, 2017	$23.97	$0.59	(a)	$5.27	$5.86	$(0.69)	$—	$—	$(0.69)
For the period 11/09/15* through 10/31/16	25.00	1.04	(a)	(0.96)	0.08	(0.98)	—	(0.13)	(1.11)

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund
Year ended October 31, 2017	25.82	0.63	(a)	4.77	5.40	(0.64)	—	—	(0.64)
For the period 11/09/15* through 10/31/16	25.00	0.59	(a)	1.10	1.69	(0.87)	—	—	(0.87)

FlexShares® US Quality Large Cap Index Fund
Year ended October 31, 2017	26.15	0.49	(a)	5.65	6.14	(0.46)	—	—	(0.46)
Year ended October 31, 2016	26.62	0.50	(a)	(0.47)	0.03	(0.50)	—	—	(0.50)
For the period 09/23/15* through 10/31/15	25.00	0.03	(a)	1.59	1.62	—	—	—	—

FlexShares® STOXX® US ESG Impact Index Fund
Year ended October 31, 2017	49.96	1.05	(a)	10.45	11.50	(0.97)	—	—	(0.97)
For the period 07/13/16* through 10/31/16	50.00	0.27	(a)	(0.15)	0.12	(0.16)	—	—	(0.16)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)	Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

84	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$29.14	24.75%	24.84%	0.46	%(i)	0.05	%(i)	1.78%	2.18%	6%	$18,941
23.97	0.59	0.97	0.55	(i)	0.05	(i)	4.12	4.62	11	3,595

30.58	21.16	20.75	0.65	(i)	0.05	(i)	1.67	2.27	4	41,285
25.82	7.04	7.12	0.72	(i)	0.05	(i)	1.81	2.47	4	33,567

31.83	23.65	24.08	0.34		0.32		1.65	1.67	64	27,055
26.15	0.12	0.12	0.38		0.32		1.87	1.93	59	6,538
26.62	6.48	6.48	0.42		0.32		1.10	1.20	3	2,662

60.49	23.19	23.30	0.35		0.32		1.82	1.85	67	13,610
49.96	0.24	0.28	0.37		0.32		1.75	1.80	20	4,996

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	85

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)		Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® STOXX® Global ESG Impact Index Fund
Year ended October 31, 2017	$75.52	$1.56	(a)	$16.67	(k)	$18.23	$(1.78)	$—	$—	$(1.78)
For the period 07/13/16* through 10/31/16	75.00	0.41	(a)	0.34		0.75	(0.23)	—	—	(0.23)

FlexShares® Morningstar Global Upstream Natural Resources Index Fund
Year ended October 31, 2017	27.40	0.70	(a)	4.13	(k)	4.83	(0.64)	—	—	(0.64)
Year ended October 31, 2016	25.52	0.55	(a)	2.73		3.28	(1.40)	—	—	(1.40)
Year ended October 31, 2015	33.18	0.94	(a)	(7.74)		(6.80)	(0.86)	—	—	(0.86)
Year ended October 31, 2014	34.71	0.80	(a)	(1.63)		(0.83)	(0.70)	—	—	(0.70)
Year ended October 31, 2013	35.19	0.87	(a)	(0.98)		(0.11)	(0.37)	—	—	(0.37)

FlexShares® STOXX® Global Broad Infrastructure Index Fund
Year ended October 31, 2017	43.49	1.37	(a)	4.40		5.77	(1.41)	—	—	(1.41)
Year ended October 31, 2016	43.30	1.34	(a)	(0.02	)(g)	1.32	(1.13)	—	—	(1.13)
Year ended October 31, 2015	45.84	1.13	(a)	(2.67)		(1.54)	(1.00)	—	—	(1.00)
Year ended October 31, 2014	41.62	1.73	(a)	3.65		5.38	(1.16)	—	—	(1.16)
For the period 10/08/13* through 10/31/13	40.00	0.01	(a)	1.61		1.62	—	—	—	—

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)	Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

86	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$91.97	24.37%	24.55%	0.45%	0.42%	1.81%	1.83%	64%	$32,189
75.52	1.00	1.03	0.45	0.42	1.74	1.77	22	7,552

31.59	17.81	17.97	0.47	0.46	2.36	2.36	18	4,760,397
27.40	13.84	14.05	0.49	0.48	2.20	2.20	18	2,822,012
25.52	(20.97)	(21.05)	0.49	0.48	3.17	3.17	13	2,004,234
33.18	(2.44)	(2.44)	0.49	0.48	2.27	2.27	11	2,874,838
34.71	(0.33)	(0.61)	0.48	0.48	2.56	2.56	8	2,764,535

47.85	13.44	13.23	0.48	0.47	2.97	2.98	12	875,628
43.49	3.09	3.26	0.48	0.47	3.09	3.10	14	669,676
43.30	(3.40)	(4.03)	0.48	0.47	2.52	2.53	15	467,681
45.84	13.02	13.62	0.48	0.47	3.87	3.88	17	240,664
41.62	4.05	4.20	0.52	0.47	0.32	0.37	1	4,163

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	87

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)		Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Global Quality Real Estate Index Fund
Year ended October 31, 2017	$57.12	$0.99	(a)	$5.54		$6.53	$(1.63)	$—	$—	$(1.63)
Year ended October 31, 2016	57.47	1.90	(a)	(0.58)		1.32	(1.67)	—	—	(1.67)
Year ended October 31, 2015	55.24	1.36	(a)	2.25		3.61	(1.38)	—	—	(1.38)
For the period 11/05/13* through 10/31/14	50.00	1.65	(a)	4.67		6.32	(1.08)	—	—	(1.08)

FlexShares® Real Assets Allocation Index Fund
Year ended October 31, 2017	25.63	0.66	(a)	2.54		3.20	(0.75)	—	—	(0.75)
For the period 11/23/15* through 10/31/16	25.00	0.86	(a)	0.51	(g)	1.37	(0.74)	—	—	(0.74)

FlexShares® Quality Dividend Index Fund
Year ended October 31, 2017	37.11	1.23	(a)	5.43		6.66	(1.20)	—	—	(1.20)
Year ended October 31, 2016	35.99	1.23	(a)	1.03		2.26	(1.14)	—	—	(1.14)
Year ended October 31, 2015	35.77	1.08	(a)	0.14		1.22	(1.00)	—	—	(1.00)
Year ended October 31, 2014	32.15	1.02	(a)	3.62		4.64	(1.02)	—	—	(1.02)
For the period 12/14/12* through 10/31/13	25.00	0.83	(a)	6.78		7.61	(0.46)	—	—	(0.46)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)	Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

88	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$62.02	11.71%	11.71%	0.46%		0.45%		1.67%	1.67%	64%	$244,970
57.12	2.28	2.44	0.46		0.45		3.26	3.27	57	197,049
57.47	6.60	5.93	0.46		0.45		2.39	2.40	81	132,184
55.24	12.79	13.51	0.47		0.45		3.16	3.18	44	58,003

28.08	12.73	13.05	0.65	(i)	0.11	(i)	1.88	2.42	11	6,318
25.63	5.56	5.60	0.72	(i)	0.11	(i)	3.03	3.64	11	1,282

42.57	18.10	18.03	0.38		0.37		3.00	3.00	89	1,815,665
37.11	6.41	6.43	0.38		0.37		3.38	3.38	85	1,438,149
35.99	3.43	3.52	0.38		0.37		2.99	2.99	86	703,615
35.77	14.61	14.47	0.38		0.37		2.99	3.00	67	586,667
32.15	30.67	30.79	0.38		0.37		3.16	3.17	54	282,930

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	89

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Quality Dividend Defensive Index Fund
Year ended October 31, 2017	$36.82	$1.18	(a)	$5.18	$6.36	$(1.14)	$—	$—	$(1.14)
Year ended October 31, 2016	35.81	1.11	(a)	0.99	2.10	(1.09)	—	—	(1.09)
Year ended October 31, 2015	34.99	1.03	(a)	0.72	1.75	(0.93)	—	—	(0.93)
Year ended October 31, 2014	31.42	0.96	(a)	3.62	4.58	(1.01)	—	—	(1.01)
For the period 12/14/12* through 10/31/13	25.00	0.79	(a)	6.05	6.84	(0.42)	—	—	(0.42)

FlexShares® Quality Dividend Dynamic Index Fund
Year ended October 31, 2017	35.32	1.19	(a)	6.45	7.64	(1.12)	—	—	(1.12)
Year ended October 31, 2016	35.14	1.11	(a)	0.31 (g)	1.42	(1.24)	—	—	(1.24)
Year ended October 31, 2015	35.83	1.14	(a)	(0.82)	0.32	(1.01)	—	—	(1.01)
Year ended October 31, 2014	32.06	0.98	(a)	3.72	4.70	(0.93)	—	—	(0.93)
For the period 12/14/12* through 10/31/13	25.00	0.84	(a)	6.77	7.61	(0.55)	—	—	(0.55)

FlexShares® International Quality Dividend Index Fund
Year ended October 31, 2017	22.45	1.06	(a)	3.69	4.75	(0.93)	—	—	(0.93)
Year ended October 31, 2016	23.03	0.92	(a)	(0.68)	0.24	(0.82)	—	—	(0.82)
Year ended October 31, 2015	26.15	1.01	(a)	(3.18)	(2.17)	(0.95)	—	—	(0.95)
Year ended October 31, 2014	27.00	1.25	(a)	(1.06)	0.19	(1.04)	—	—	(1.04)
For the period 04/12/13* through 10/31/13	25.00	0.46	(a)	1.82	2.28	(0.28)	—	—	(0.28)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)	Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

90	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$42.04	17.44%	17.41%	0.38%	0.37%	2.94%	2.95%	74%	$313,167
36.82	5.96	5.96	0.38	0.37	3.09	3.10	72	252,223
35.81	5.04	5.13	0.38	0.37	2.87	2.88	92	191,606
34.99	14.79	14.47	0.38	0.37	2.88	2.89	73	122,462
31.42	27.54	27.79	0.38	0.37	3.02	3.03	54	43,983

41.84	21.81	21.59	0.38	0.37	2.99	3.00	63	58,571
35.32	4.16	4.43	0.38	0.37	3.23	3.25	69	52,979
35.14	0.89	0.78	0.38	0.37	3.15	3.16	87	73,804
35.83	14.78	14.68	0.38	0.37	2.82	2.84	75	93,151
32.06	30.69	30.74	0.38	0.37	3.22	3.23	67	12,825

26.27	21.50	21.80	0.48	0.47	4.27	4.28	69	979,701
22.45	1.16	2.05	0.48	0.47	4.17	4.18	68	496,050
23.03	(8.45)	(9.95)	0.48	0.47	4.08	4.09	77	430,590
26.15	0.53	1.11	0.48	0.47	4.56	4.57	61	329,485
27.00	9.22	9.58	0.48	0.47	3.24	3.25	26	75,610

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	91

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® International Quality Dividend Defensive Index Fund
Year ended October 31, 2017	$22.16	$0.99	(a)	$2.81	$3.80	$(0.90)	$—	$—	$(0.90)
Year ended October 31, 2016	22.54	0.83	(a)	(0.35)	0.48	(0.86)	—	—	(0.86)
Year ended October 31, 2015	25.55	0.94	(a)	(3.04)	(2.10)	(0.91)	—	—	(0.91)
Year ended October 31, 2014	26.66	1.23	(a)	(1.32)	(0.09)	(1.02)	—	—	(1.02)
For the period 04/12/13* through 10/31/13	25.00	0.44	(a)	1.58	2.02	(0.36)	—	—	(0.36)

FlexShares® International Quality Dividend Dynamic Index Fund
Year ended October 31, 2017	23.47	1.11	(a)	4.08	5.19	(0.84)	—	—	(0.84)
Year ended October 31, 2016	23.82	0.83	(a)	(0.13)	0.70	(0.98)	—	(0.07)	(1.05)
Year ended October 31, 2015	26.50	0.88	(a)	(2.50)	(1.62)	(1.06)	—	—	(1.06)
Year ended October 31, 2014	27.34	0.99	(a)	(1.00)	(0.01)	(0.83)	—	—	(0.83)
For the period 04/12/13* through 10/31/13	25.00	0.50	(a)	2.35	2.85	(0.51)	—	—	(0.51)

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
Year ended October 31, 2017	24.82	0.37	(a)	(0.27)	0.10	(0.32)	—	—	(0.32)
Year ended October 31, 2016	24.38	0.15	(a)	0.47	0.62	(0.16)	—	(0.02)	(0.18)
Year ended October 31, 2015	24.73	(0.10	)(a)	(0.23)	(0.33)	—	—	(0.02)	(0.02)
Year ended October 31, 2014	24.97	0.10	(a)	(0.15)	(0.05)	(0.10)	—	(0.09)	(0.19)
Year ended October 31, 2013	25.43	0.03	(a)	(0.38)	(0.35)	(0.05)	(0.01)	(0.05)	(0.11)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)	Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

92	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)				Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements	Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$25.06	17.45%	17.69%	0.48%	0.47%	4.18%	4.19%	72%	$95,217
22.16	2.24	3.39	0.48	0.47	3.78	3.79	73	77,561
22.54	(8.37)	(9.81)	0.48	0.47	3.86	3.87	77	87,893
25.55	(0.51)	(0.33)	0.48	0.47	4.58	4.59	69	66,441
26.66	8.20	8.85	0.49	0.47	3.16	3.18	27	15,999

27.82	22.37	22.91	0.48	0.47	4.19	4.20	76	91,796
23.47	3.17	3.96	0.49	0.47	3.70	3.72	75	18,777
23.82	(6.28)	(8.00)	0.48	0.47	3.43	3.43	89	35,726
26.50	(0.18)	0.80	0.49	0.47	3.55	3.58	45	113,945
27.34	11.59	11.64	0.48	0.47	3.54	3.55	31	8,203

24.60	0.42	0.46	0.21	0.20	1.49	1.50	134	2,113,130
24.82	2.55	2.55	0.21	0.20	0.62	0.63	105	1,841,902
24.38	(1.34)	(1.46)	0.21	0.20	(0.40)	(0.39)	83	1,978,311
24.73	(0.22)	(0.10)	0.21	0.20	0.40	0.41	179	2,246,873
24.97	(1.41)	(1.45)	0.20	0.20	0.11	0.11	125	1,975,018

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	93

Financial Highlights (cont.)

		PER SHARE
		Investment Operations				Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)	Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
Year ended October 31, 2017	$25.45	$0.47	(a)	$(0.45)	$0.02	$(0.41)	$—	$—	$(0.41)
Year ended October 31, 2016	24.56	0.30	(a)	0.88	1.18	(0.27)	—	(0.02)	(0.29)
Year ended October 31, 2015	24.87	0.05	(a)	(0.30)	(0.25)	(0.05)	—	(0.01)	(0.06)
Year ended October 31, 2014	25.29	0.21	(a)	(0.32)	(0.11)	(0.24)	—	(0.07)	(0.31)
Year ended October 31, 2013	26.30	0.08	(a)	(0.91)	(0.83)	(0.08)	(0.10)	—	(0.18)

FlexShares® Disciplined Duration MBS Index Fund
Year ended October 31, 2017	24.74	0.39	(a)	(0.50)	(0.11)	(0.77)	—	—	(0.77)
Year ended October 31, 2016	24.87	0.45	(a)	0.29	0.74	(0.87)	—	—	(0.87)
Year ended October 31, 2015	25.12	0.37	(a)	0.06 (g)	0.43	(0.68)	0.00 (h)	—	(0.68)
For the period 09/03/14* through 10/31/14	25.00	0.09	(a)	0.09	0.18	(0.06)	—	—	(0.06)

FlexShares® Credit-Scored US Corporate Bond Index Fund
Year ended October 31, 2017	51.49	1.26	(a)	(0.34)	0.92	(1.23)	(0.20)	—	(1.43)
Year ended October 31, 2016	50.32	1.21	(a)	1.13	2.34	(1.17)	—	—	(1.17)
For the period 11/12/14* through 10/31/15	50.00	1.12	(a)	0.18	1.30	(0.98)	—	—	(0.98)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)	Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

94	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses	Expenses net of reimbursements		Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements		Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$25.06	0.08%	0.08%	0.21%	0.20%		1.86%	1.87%		87%	$819,372
25.45	4.81	4.64	0.21	0.20		1.18	1.19		72	651,605
24.56	(1.00)	(1.04)	0.21	0.20		0.19	0.20		113	432,210
24.87	(0.49)	(0.25)	0.21	0.20		0.82	0.83		150	308,335
25.29	(3.17)	(3.32)	0.20	0.20		0.30	0.30		151	389,483

23.86	(0.44)	(0.53)	0.21	0.20		1.61	1.62		61	38,183
24.74	3.02	2.69	0.21	—	(j)	1.62	1.83	(j)	89	42,063
24.87	1.74	2.02	0.22	0.20		1.44	1.46		179	23,627
25.12	0.72	0.76	0.27	0.20		2.18	2.26		23	5,025

50.98	1.85	1.99	0.23	0.22		2.48	2.49		65	50,982
51.49	4.71	4.70	0.24	0.22		2.34	2.36		59	36,041
50.32	2.61	2.78	0.26	0.22		2.26	2.30		69	12,581

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	95

Financial Highlights (cont.)

		PER SHARE
		Investment Operations					Distributions
	Net Asset Value, beginning of period	Net Investment Income (loss)		Net Realized and Unrealized Gain (Loss)		Total from Operations	Net Investment Income	From Net Realized Gains	Tax return of capital	Total

FlexShares® Credit-Scored US Long Corporate Bond Index Fund
Year ended October 31, 2017	$53.83	$2.06	(a)	$0.74		$2.80	$(2.07)	$(0.68)	$—	$(2.75)
Year ended October 31, 2016	50.29	2.14	(a)	3.56		5.70	(2.16)	—	—	(2.16)
For the period 09/23/15* through 10/31/15	50.00	0.23	(a)	0.06		0.29	—	—	—	—

FlexShares® Ready Access Variable Income Fund
Year ended October 31, 2017	75.56	0.89	(a)	0.00	(h)	0.89	(0.84)	—	—	(0.84)
Year ended October 31, 2016	75.36	0.65	(a)	0.23		0.88	(0.63)	(0.05)	—	(0.68)
Year ended October 31, 2015	75.61	0.43	(a)	(0.15)		0.28	(0.42)	(0.11)	—	(0.53)
Year ended October 31, 2014	75.32	0.39	(a)	0.29		0.68	(0.39)	—	—	(0.39)
Year ended October 31, 2013	74.97	0.36	(a)	0.27		0.63	(0.28)	—	—	(0.28)

FlexShares® Core Select Bond Fund
For the period 11/18/16* through 10/31/17	25.00	0.55	(a)	0.15		0.70	(0.62)	—	—	(0.62)

*	Commencement of investment operations.

(a)	Net investment income per share is based on average shares outstanding.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at adjusted net asset value.

(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. Market value is determined by the mid point of the bid/ask spread at 4:00 p.m. Eastern Time from the primary listing exchange. Market value returns may vary from net asset value returns.

(f)	In-kind transactions are not included in portfolio turnover calculations.

(g)	The amount shown for a share outstanding throughout the period is directionally inconsistent with aggregate net realized and unrealized for the period as presented in the financial statements.

(h)	Per share amount is less than $0.005.

(i)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund(s) in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(j)	The Expenses net of reimbursements and Net investment Income (Loss) net of reimbursement ratios include a voluntary reimbursement of advisory fees made by JPMorgan Chase Bank, N.A. Absent this additional reimbursement, Expenses net of reimbursements would have increased by 0.20% and the Net investment Income (Loss) net of reimbursement would have decreased by 0.20%.

(k)	Northern Trust Investments, Inc. reimbursed the Funds for losses incurred related to an error. The impact was an increase of $0.02 to the net realized and unrealized gain (loss) on investments per share and an increase of 0.06% to the total return of the FlexShares Morningstar Global Upstream Natural Resources Index Fund. For the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund and FlexShares STOXX Global ESG Impact Index Fund, the impact to the net realized and unrealized gain (loss) on investments per share amount is less than $0.005 and the total returns are less than 0.005%. Had these reimbursements not been made, the total returns would have been lower.

See Accompanying Notes to the Financial Statements.

96	FLEXSHARES ANNUAL REPORT

			RATIOS/SUPPLEMENTAL DATA
	Total Return(b)		Ratios to Average Net Assets(c)						Supplemental Data
Net Asset Value, end of period	Net Asset Value(d)	Market Value (Unaudited)(e)	Expenses		Expenses net of reimbursements		Net Investment Income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Portfolio Turnover Rate(b)(f)	Net Assets, end of period (thousands)

$53.88	5.58%	4.25%	0.24%		0.22%		3.92%	3.94%	91%	$18,858
53.83	11.60	12.75	0.25		0.22		4.01	4.04	80	13,457
50.29	0.56	1.16	0.27		0.22		4.38	4.43	—	5,029

75.61	1.18	1.06	0.26		0.25		1.17	1.18	71	162,557
75.56	1.19	1.18	0.26		0.25		0.86	0.87	59	109,564
75.36	0.36	0.28	0.26		0.25		0.56	0.57	38	97,962
75.61	0.90	1.04	0.26		0.25		0.51	0.52	135	75,611
75.32	0.84	4.97	0.26		0.25		0.47	0.47	76	41,423

25.08	2.86	3.19	0.43	(i)	0.16	(i)	2.08	2.35	99	3,762

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	97

Schedule of Investments

FlexShares® Morningstar US Market Factor Tilt Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 99.1%
Aerospace & Defense – 1.9%
AAR Corp.	6,848	$266,319
Aerojet Rocketdyne Holdings, Inc.*	10,914	344,664
Aerovironment, Inc.*	1,498	76,638
Arconic, Inc.	5,350	134,392
Astronics Corp.*	856	29,446
Axon Enterprise, Inc.* (a)	4,494	103,227
Boeing Co. (The)	15,194	3,919,748
BWX Technologies, Inc.	1,712	102,583
Curtiss-Wright Corp.	2,782	328,971
Esterline Technologies Corp.* (a)	7,918	751,022
General Dynamics Corp.	6,634	1,346,569
HEICO Corp.(a)	4,494	407,516
Hexcel Corp.	5,992	363,654
Huntington Ingalls Industries, Inc.	2,782	647,733
KLX, Inc.* (a)	14,338	786,583
Kratos Defense & Security Solutions, Inc.*	10,914	131,405
L3 Technologies, Inc.	2,782	520,735
Lockheed Martin Corp.	6,848	2,110,280
Mercury Systems, Inc.*	3,210	162,009
Moog, Inc., Class A*	9,202	807,568
National Presto Industries, Inc.(a)	428	50,033
Northrop Grumman Corp.	4,922	1,454,599
Orbital ATK, Inc.	4,066	540,493
Raytheon Co.	8,988	1,619,638
Rockwell Collins, Inc.	3,210	435,276
Spirit AeroSystems Holdings, Inc., Class A	7,918	634,232
Teledyne Technologies, Inc.* (a)	2,354	400,086
Textron, Inc.	10,058	530,459
TransDigm Group, Inc.	856	237,540
Triumph Group, Inc.(a)	16,050	498,352
United Technologies Corp.	21,828	2,614,121
		22,355,891

Investments	Shares	Value
Air Freight & Logistics – 0.6%
Air Transport Services Group, Inc.*	15,408	$372,874
Atlas Air Worldwide Holdings, Inc.*	10,700	656,445
CH Robinson Worldwide, Inc.(a)	3,638	285,692
Echo Global Logistics, Inc.*	1,070	25,733
Expeditors International of Washington, Inc.	4,066	237,373
FedEx Corp.	7,704	1,739,640
Forward Air Corp.	2,782	159,798
Hub Group, Inc., Class A*	2,140	92,662
Park-Ohio Holdings Corp.	1,070	50,451
United Parcel Service, Inc., Class B	17,762	2,087,568
XPO Logistics, Inc.* (a)	9,844	682,681
		6,390,917
Airlines – 0.7%
Alaska Air Group, Inc.	5,778	381,521
Allegiant Travel Co.(a)	1,498	204,327
American Airlines Group, Inc.	26,750	1,252,435
Delta Air Lines, Inc.	35,738	1,787,972
Hawaiian Holdings, Inc.*	13,482	451,647
JetBlue Airways Corp.* (a)	20,758	397,516
SkyWest, Inc.	19,902	937,384
Southwest Airlines Co.	25,466	1,371,599
Spirit Airlines, Inc.* (a)	13,482	500,047
United Continental Holdings, Inc.*	15,622	913,575
		8,198,023
Auto Components – 0.8%
American Axle & Manufacturing Holdings, Inc.* (a)	20,116	357,864
Autoliv, Inc.(a)	4,280	534,401
BorgWarner, Inc.	12,626	665,643
Cooper Tire & Rubber Co.(a)	15,836	519,421
Cooper-Standard Holdings, Inc.*	4,280	477,134
Dana, Inc.(a)	54,142	1,650,789

See Accompanying Notes to the Financial Statements.

98	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Auto Components – (continued)
Delphi Automotive plc	11,984	$1,190,970
Dorman Products, Inc.* (a)	1,712	118,316
Gentex Corp.(a)	8,560	166,150
Gentherm, Inc.*	6,634	222,239
Goodyear Tire & Rubber Co. (The)	16,264	497,516
LCI Industries	1,498	185,452
Lear Corp.(a)	2,140	375,763
Modine Manufacturing Co.*	11,342	238,749
Motorcar Parts of America, Inc.* (a)	2,996	86,614
Standard Motor Products, Inc.	3,210	140,181
Superior Industries International, Inc.(a)	5,724	89,008
Tenneco, Inc.	17,120	994,843
Visteon Corp.*	3,852	485,506
		8,996,559
Automobiles – 0.6%
Ford Motor Co.	205,868	2,526,000
General Motors Co.	56,924	2,446,594
Harley-Davidson, Inc.	8,560	405,230
Tesla, Inc.* (a)	3,210	1,064,211
Thor Industries, Inc.	5,136	699,626
Winnebago Industries, Inc.	1,498	73,627
		7,215,288
Banks – 8.5%
1st Source Corp.(a)	3,424	175,685
Ameris Bancorp	4,280	205,012
Associated Banc-Corp.(a)	44,298	1,120,739
Banc of California, Inc.(a)	10,700	225,235
BancFirst Corp.	2,996	163,731
BancorpSouth, Inc.	7,704	243,446
Bank of America Corp.	458,816	12,566,970
Bank of Hawaii Corp.(a)	2,996	244,504
Bank of the Ozarks, Inc.	5,136	239,440
BankUnited, Inc.	45,154	1,573,617
Banner Corp.	3,210	183,997
BB&T Corp.	37,236	1,833,501
Berkshire Hills Bancorp, Inc.	4,922	188,513

Investments	Shares	Value
Banks – (continued)
BOK Financial Corp.	214	$18,505
Boston Private Financial Holdings, Inc.	5,992	95,273
Brookline Bancorp, Inc.(a)	11,984	184,554
Bryn Mawr Bank Corp.(a)	2,140	93,839
Capital Bank Financial Corp., Class A	4,494	182,456
Cathay General Bancorp(a)	24,182	1,010,808
Central Pacific Financial Corp.	3,424	106,555
Chemical Financial Corp.	26,108	1,375,631
CIT Group, Inc.	12,840	598,601
Citigroup, Inc.	128,400	9,437,400
Citizens Financial Group, Inc.	26,536	1,008,633
City Holding Co.(a)	2,568	181,018
Columbia Banking System, Inc.(a)	7,490	325,890
Comerica, Inc.	4,708	369,908
Commerce Bancshares, Inc.(a)	1,498	87,124
Community Bank System, Inc.(a)	4,708	260,305
Community Trust Bancorp, Inc.	1,926	93,026
Cullen/Frost Bankers, Inc.(a)	428	42,158
Customers Bancorp, Inc.*	2,782	76,060
CVB Financial Corp.(a)	12,840	306,362
Eagle Bancorp, Inc.*	2,354	156,894
East West Bancorp, Inc.	2,782	166,475
Fifth Third Bancorp	36,166	1,045,197
First Bancorp*	32,742	168,621
First Citizens BancShares, Inc., Class A	856	346,680
First Commonwealth Financial Corp.	11,770	171,371
First Financial Bancorp(a)	12,198	333,005
First Financial Bankshares, Inc.(a)	3,638	166,075
First Horizon National Corp.(a)	15,194	285,191
First Interstate BancSystem, Inc., Class A	3,852	151,384
First Merchants Corp.(a)	7,490	322,070
First Midwest Bancorp, Inc.	7,276	168,003

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	99

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
First Republic Bank	3,424	$333,498
Flushing Financial Corp.	6,206	186,056
FNB Corp.	40,446	545,617
Fulton Financial Corp.(a)	16,692	303,794
Glacier Bancorp, Inc.(a)	5,564	211,209
Great Western Bancorp, Inc.(a)	1,070	43,431
Hancock Holding Co.	21,400	1,043,250
Hanmi Financial Corp.	3,210	98,708
Heartland Financial USA, Inc.	1,070	52,698
Hilltop Holdings, Inc.	24,182	569,728
Home BancShares, Inc.(a)	8,774	197,240
Hope Bancorp, Inc.	31,886	588,297
Huntington Bancshares, Inc.	71,048	980,462
IBERIABANK Corp.	17,120	1,262,600
Independent Bank Corp.(a)	4,708	339,447
International Bancshares Corp.	10,914	443,108
Investors Bancorp, Inc.	13,482	185,378
JPMorgan Chase & Co.	162,854	16,384,741
KeyCorp	67,838	1,238,044
Lakeland Financial Corp.	5,136	247,966
LegacyTexas Financial Group, Inc.	10,272	409,750
M&T Bank Corp.	6,420	1,070,663
MB Financial, Inc.	5,778	265,441
NBT Bancorp, Inc.(a)	6,634	253,021
OFG Bancorp	26,108	232,361
Old National Bancorp(a)	30,388	553,062
PacWest Bancorp	5,350	258,512
Park National Corp.	2,354	258,446
Peoples Bancorp, Inc.	1,070	35,438
People’s United Financial, Inc.(a)	6,848	127,784
Pinnacle Financial Partners, Inc.	3,424	226,669
PNC Financial Services Group, Inc. (The)	21,828	2,985,852
Popular, Inc.	28,462	1,043,986
Prosperity Bancshares, Inc.(a)	8,560	563,077
Regions Financial Corp.	42,158	652,606

Investments	Shares	Value
Banks – (continued)
Renasant Corp.	4,708	$194,911
S&T Bancorp, Inc.	6,848	280,015
Sandy Spring Bancorp, Inc.(a)	4,922	198,898
Signature Bank*	1,712	222,577
Simmons First National Corp., Class A(a)	2,427	140,038
South State Corp.(a)	2,354	211,978
Southside Bancshares, Inc.(a)	3,852	136,399
State Bank Financial Corp.	3,210	92,801
Sterling Bancorp	23,271	582,939
Stock Yards Bancorp, Inc.(a)	3,852	145,413
SunTrust Banks, Inc.(a)	18,618	1,120,990
SVB Financial Group*	1,926	422,333
Synovus Financial Corp.	9,202	431,114
TCF Financial Corp.	41,302	752,522
Texas Capital Bancshares, Inc.*	2,782	239,391
Tompkins Financial Corp.(a)	2,568	223,724
TriCo Bancshares	1,498	62,047
Trustmark Corp.	14,552	479,343
UMB Financial Corp.(a)	2,782	204,560
Umpqua Holdings Corp.	62,916	1,287,261
Union Bankshares Corp.(a)	8,774	302,791
United Bankshares, Inc.(a)	10,486	376,972
United Community Banks, Inc.	4,494	123,225
US Bancorp	70,834	3,851,953
Valley National Bancorp(a)	69,336	797,364
Washington Trust Bancorp, Inc.(a)	3,210	178,155
Webster Financial Corp.	6,206	341,268
Wells Fargo & Co.	196,238	11,016,801
WesBanco, Inc.(a)	6,848	276,659
Westamerica Bancorporation	214	12,461
Western Alliance Bancorp*	6,848	382,118
Wintrust Financial Corp.	4,494	365,317
Zions Bancorporation	4,708	218,734
		98,164,474
Beverages – 1.2%
Boston Beer Co., Inc. (The), Class A* (a)	428	76,205

See Accompanying Notes to the Financial Statements.

100	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Beverages – (continued)
Brown-Forman Corp., Class A	2,782	$159,492
Brown-Forman Corp., Class B	7,704	439,282
Coca-Cola Bottling Co. Consolidated	642	144,810
Coca-Cola Co. (The)	121,552	5,588,961
Constellation Brands, Inc., Class A	5,136	1,125,246
Dr Pepper Snapple Group, Inc.	6,634	568,269
Molson Coors Brewing Co., Class B	8,560	692,247
Monster Beverage Corp.*	11,128	644,645
PepsiCo, Inc.	41,944	4,623,487
		14,062,644
Biotechnology – 2.7%
AbbVie, Inc.	75,756	6,836,979
ACADIA Pharmaceuticals, Inc.*	4,922	171,433
Achillion Pharmaceuticals, Inc.*	14,552	58,499
Acorda Therapeutics, Inc.* (a)	15,622	415,155
Agios Pharmaceuticals, Inc.* (a)	1,284	82,523
Alexion Pharmaceuticals, Inc.*	7,490	896,253
Alnylam Pharmaceuticals, Inc.* (a)	2,782	338,959
AMAG Pharmaceuticals, Inc.* (a)	8,988	141,112
Amgen, Inc.	33,598	5,887,042
Amicus Therapeutics, Inc.* (a)	11,984	170,652
Arena Pharmaceuticals, Inc.*	2,140	59,984
Atara Biotherapeutics, Inc.* (a)	7,276	103,319
Avexis, Inc.*	642	67,095
Bellicum Pharmaceuticals, Inc.* (a)	3,424	32,254
Biogen, Inc.*	6,206	1,934,162

Investments	Shares	Value
Biotechnology – (continued)
BioMarin Pharmaceutical, Inc.*	4,922	$404,047
Bioverativ, Inc.*	1,284	72,546
Bluebird Bio, Inc.* (a)	856	119,070
Celgene Corp.*	23,326	2,355,226
Celldex Therapeutics, Inc.* (a)	23,326	56,916
Clovis Oncology, Inc.*	428	32,258
Coherus Biosciences, Inc.* (a)	428	4,815
Concert Pharmaceuticals, Inc.*	2,354	40,136
Eagle Pharmaceuticals, Inc.* (a)	428	23,005
Emergent BioSolutions, Inc.* (a)	2,140	87,719
Epizyme, Inc.* (a)	2,568	42,886
Esperion Therapeutics, Inc.* (a)	4,922	225,132
Exact Sciences Corp.* (a)	2,568	141,214
Five Prime Therapeutics, Inc.* (a)	214	9,600
Geron Corp.* (a)	214	482
Gilead Sciences, Inc.	63,130	4,732,225
Halozyme Therapeutics, Inc.* (a)	3,852	68,296
Heron Therapeutics, Inc.* (a)	214	3,285
Ignyta, Inc.*	5,778	88,981
ImmunoGen, Inc.* (a)	7,276	42,201
Incyte Corp.*	5,564	630,123
Inovio Pharmaceuticals, Inc.* (a)	5,778	33,686
Insys Therapeutics, Inc.* (a)	5,778	29,757
Intercept Pharmaceuticals, Inc.* (a)	856	52,755
Intrexon Corp.* (a)	2,354	38,488
Ionis Pharmaceuticals, Inc.* (a)	4,494	256,652
Iovance Biotherapeutics, Inc.*	15,836	123,125
Ironwood Pharmaceuticals, Inc.* (a)	1,070	16,457
Juno Therapeutics, Inc.* (a)	2,140	96,107

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	101

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Biotechnology – (continued)
La Jolla Pharmaceutical Co.* (a)	1,926	$66,177
Ligand Pharmaceuticals, Inc.* (a)	1,712	248,839
MacroGenics, Inc.* (a)	1,498	29,645
MiMedx Group, Inc.* (a)	428	5,427
Momenta Pharmaceuticals, Inc.*	2,568	36,209
Myriad Genetics, Inc.*	1,712	58,687
Neurocrine Biosciences, Inc.* (a)	4,066	252,539
OPKO Health, Inc.* (a)	16,906	113,777
PDL BioPharma, Inc.* (a)	62,488	184,965
Progenics Pharmaceuticals, Inc.*	2,354	14,571
Puma Biotechnology, Inc.* (a)	1,070	136,211
Radius Health, Inc.* (a)	1,284	41,229
Regeneron Pharmaceuticals, Inc.*	2,140	861,607
Repligen Corp.*	1,926	71,647
Retrophin, Inc.* (a)	2,782	69,188
Rigel Pharmaceuticals, Inc.*	214	803
Sangamo Therapeutics, Inc.*	14,552	180,445
Sarepta Therapeutics, Inc.* (a)	4,066	200,495
Seattle Genetics, Inc.*	3,210	196,805
TESARO, Inc.* (a)	856	99,099
TG Therapeutics, Inc.* (a)	2,354	19,185
United Therapeutics Corp.*	1,926	228,404
Vertex Pharmaceuticals, Inc.*	7,704	1,126,556
ZIOPHARM Oncology, Inc.* (a)	9,202	42,881
		31,308,002
Building Products – 0.5%
AAON, Inc.(a)	4,280	149,800
American Woodmark Corp.*	1,284	124,034
AO Smith Corp.	8,560	506,752
Apogee Enterprises, Inc.(a)	2,354	112,356
Armstrong Flooring, Inc.*	2,782	41,174

Investments	Shares	Value
Building Products – (continued)
Armstrong World Industries, Inc.*	214	$10,935
Builders FirstSource, Inc.*	20,116	362,490
Fortune Brands Home & Security, Inc.	2,782	183,779
Gibraltar Industries, Inc.* (a)	2,140	71,155
Griffon Corp.	6,206	139,945
Insteel Industries, Inc.	642	16,403
Johnson Controls International plc	34,026	1,408,336
Lennox International, Inc.	2,354	449,920
Masco Corp.	5,136	204,516
NCI Building Systems, Inc.*	642	10,240
Owens Corning	4,708	389,305
Patrick Industries, Inc.* (a)	3,210	298,530
Ply Gem Holdings, Inc.*	4,280	72,332
Quanex Building Products Corp.	428	9,395
Simpson Manufacturing Co., Inc.(a)	1,712	95,427
Trex Co., Inc.* (a)	2,568	281,068
Universal Forest Products, Inc.	1,498	169,124
USG Corp.* (a)	11,770	404,064
		5,511,080
Capital Markets – 2.9%
Actua Corp.*	214	3,306
Affiliated Managers Group, Inc.	1,498	279,377
Ameriprise Financial, Inc.	5,136	803,989
Artisan Partners Asset Management, Inc., Class A(a)	4,708	161,955
Bank of New York Mellon Corp. (The)	40,446	2,080,947
BGC Partners, Inc., Class A	53,500	811,595
BlackRock, Inc.	3,638	1,712,880
Cboe Global Markets, Inc.	4,494	508,092
Charles Schwab Corp. (The)	29,318	1,314,619
CME Group, Inc.	8,774	1,203,530
Cohen & Steers, Inc.	856	37,227
Cowen, Inc.* (a)	17,976	269,640
Donnelley Financial Solutions, Inc.*	7,276	156,434

See Accompanying Notes to the Financial Statements.

102	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
E*TRADE Financial Corp.*	14,124	$615,665
Eaton Vance Corp.	1,070	54,003
Evercore, Inc., Class A	2,140	171,414
FactSet Research Systems, Inc.(a)	642	121,897
Federated Investors, Inc., Class B(a)	21,186	658,249
Financial Engines, Inc.	1,498	54,078
Franklin Resources, Inc.	10,914	459,807
Goldman Sachs Group, Inc. (The)	16,906	4,099,367
Interactive Brokers Group, Inc., Class A(a)	6,206	335,248
Intercontinental Exchange, Inc.	14,980	990,210
INTL. FCStone, Inc.*	8,346	346,442
Invesco Ltd.	21,828	781,224
Investment Technology Group, Inc.	5,992	140,632
Janus Henderson Group plc	68,908	2,394,553
Legg Mason, Inc.	11,770	449,379
LPL Financial Holdings, Inc.	23,968	1,189,052
MarketAxess Holdings, Inc.(a)	2,354	409,596
Moody’s Corp.	4,494	639,991
Morgan Stanley	70,406	3,520,300
Morningstar, Inc.	214	18,235
MSCI, Inc.	2,568	301,380
Nasdaq, Inc.	1,926	139,924
Northern Trust Corp.(b)	7,344	686,811
Piper Jaffray Cos.	2,996	219,008
Raymond James Financial, Inc.	2,140	181,429
S&P Global, Inc.	5,778	904,084
SEI Investments Co.	3,852	248,492
State Street Corp.	14,552	1,338,784
Stifel Financial Corp.(a)	25,466	1,350,463
T. Rowe Price Group, Inc.	8,560	795,224
TD Ameritrade Holding Corp.	4,066	203,259
Virtu Financial, Inc., Class A(a)	19,474	275,557

Investments	Shares	Value
Capital Markets – (continued)
Waddell & Reed Financial, Inc., Class A(a)	24,182	$451,962
		33,889,310
Chemicals – 2.4%
A Schulman, Inc.	7,918	311,177
AdvanSix, Inc.*	6,206	287,152
Air Products & Chemicals, Inc.	4,922	784,715
Albemarle Corp.	5,136	723,611
American Vanguard Corp.	214	4,815
Ashland Global Holdings, Inc.	2,140	145,477
Balchem Corp.(a)	2,354	198,419
Cabot Corp.	8,346	508,772
Calgon Carbon Corp.(a)	642	13,931
Celanese Corp., Series A	5,136	535,736
CF Industries Holdings, Inc.(a)	3,638	138,171
Chemours Co. (The)	12,198	690,529
DowDuPont, Inc.	101,008	7,303,889
Eastman Chemical Co.	7,490	680,167
Ecolab, Inc.	6,420	838,837
Ferro Corp.*	12,198	290,556
Flotek Industries, Inc.*	642	3,159
FMC Corp.(a)	7,704	715,393
FutureFuel Corp.	214	3,249
GCP Applied Technologies, Inc.*	13,482	394,349
HB Fuller Co.(a)	2,354	133,872
Huntsman Corp.	21,614	692,080
Innophos Holdings, Inc.	4,708	230,362
Innospec, Inc.	4,066	251,482
International Flavors & Fragrances, Inc.	2,140	315,479
Koppers Holdings, Inc.*	856	41,559
Kraton Corp.*	7,704	377,727
Kronos Worldwide, Inc.	12,198	320,929
LSB Industries, Inc.* (a)	6,848	51,702
LyondellBasell Industries NV, Class A	11,128	1,152,082
Minerals Technologies, Inc.	6,206	446,211
Monsanto Co.	11,984	1,451,262

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	103

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
NewMarket Corp.(a)	214	$85,684
Olin Corp.(a)	11,770	429,958
OMNOVA Solutions, Inc.*	1,498	16,553
Platform Specialty Products Corp.* (a)	69,122	739,605
PolyOne Corp.	11,556	532,385
PPG Industries, Inc.	5,564	646,759
Praxair, Inc.	6,206	906,821
Quaker Chemical Corp.	1,926	299,146
Rayonier Advanced Materials, Inc.(a)	11,342	162,985
RPM International, Inc.	2,568	136,951
Scotts Miracle-Gro Co. (The)(a)	2,782	277,143
Sensient Technologies Corp.	3,424	260,395
Sherwin-Williams Co. (The)	2,140	845,621
Stepan Co.	4,708	375,981
Tredegar Corp.	642	12,423
Trinseo SA	18,404	1,306,684
Tronox Ltd., Class A	16,478	436,173
Valvoline, Inc.	4,280	102,806
Westlake Chemical Corp.(a)	428	36,342
WR Grace & Co.	856	65,475
		27,712,741
Commercial Services & Supplies – 0.8%
ABM Industries, Inc.	5,564	233,521
ACCO Brands Corp.*	20,544	268,099
Brady Corp., Class A	5,564	211,710
Brink’s Co. (The)	5,778	439,706
CECO Environmental Corp.	5,564	48,796
Cintas Corp.	2,782	414,629
Copart, Inc.*	2,996	108,725
Covanta Holding Corp.(a)	41,516	668,408
Deluxe Corp.(a)	13,482	939,021
Ennis, Inc.	7,276	146,612
Essendant, Inc.	4,494	43,502
Healthcare Services Group, Inc.(a)	6,420	339,554
Herman Miller, Inc.(a)	10,272	345,139
HNI Corp.	7,062	241,662
Interface, Inc.	2,568	58,550

Investments	Shares	Value
Commercial Services & Supplies – (continued)
KAR Auction Services, Inc.	6,634	$313,987
Kimball International, Inc., Class B	7,704	147,686
Knoll, Inc.	4,066	86,281
LSC Communications, Inc.	214	3,463
Matthews International Corp., Class A	3,852	242,098
McGrath RentCorp	642	28,698
Mobile Mini, Inc.(a)	2,354	77,917
MSA Safety, Inc.	1,498	119,091
Multi-Color Corp.(a)	2,354	194,676
Pitney Bowes, Inc.	37,664	517,503
Quad/Graphics, Inc.	16,692	380,411
Republic Services, Inc.	7,918	515,224
Rollins, Inc.(a)	2,996	131,554
RR Donnelley & Sons Co.(a)	214	1,969
SP Plus Corp.*	428	16,585
Steelcase, Inc., Class A	14,124	205,504
Tetra Tech, Inc.	6,848	337,264
UniFirst Corp.	1,712	269,640
US Ecology, Inc.(a)	2,140	101,757
Viad Corp.	1,284	74,536
Waste Management, Inc.	11,984	984,725
		9,258,203
Communications Equipment – 1.3%
Acacia Communications, Inc.* (a)	4,494	190,141
ADTRAN, Inc.(a)	214	4,515
Arista Networks, Inc.*	1,284	256,659
ARRIS International plc*	6,206	176,871
Brocade Communications Systems, Inc.	30,388	354,020
CalAmp Corp.* (a)	1,070	24,321
Calix, Inc.*	428	2,354
Ciena Corp.* (a)	35,524	755,596
Cisco Systems, Inc.	237,112	8,097,375
CommScope Holding Co., Inc.*	3,424	110,047
EchoStar Corp., Class A* (a)	2,140	119,733
Extreme Networks, Inc.*	6,848	82,176
F5 Networks, Inc.*	1,284	155,711
Finisar Corp.*	22,684	533,981

See Accompanying Notes to the Financial Statements.

104	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Communications Equipment – (continued)
Harmonic, Inc.* (a)	9,844	$36,423
Harris Corp.	3,638	506,846
Infinera Corp.* (a)	6,848	57,318
InterDigital, Inc.	3,210	235,454
Juniper Networks, Inc.	11,770	292,249
Lumentum Holdings, Inc.* (a)	428	27,028
Motorola Solutions, Inc.	3,424	310,009
NETGEAR, Inc.*	4,280	199,662
NetScout Systems, Inc.* (a)	29,104	826,554
Oclaro, Inc.* (a)	38,520	318,560
Palo Alto Networks, Inc.* (a)	2,568	378,010
Plantronics, Inc.	2,140	97,070
Ubiquiti Networks, Inc.* (a)	856	53,226
ViaSat, Inc.* (a)	2,140	139,314
Viavi Solutions, Inc.*	40,232	373,353
		14,714,576
Construction & Engineering – 0.4%
AECOM* (a)	7,704	270,102
Aegion Corp.*	5,136	119,617
Argan, Inc.	2,354	161,837
Chicago Bridge & Iron Co. NV(a)	41,088	572,767
Comfort Systems USA, Inc.	4,066	180,124
Dycom Industries, Inc.* (a)	5,136	451,095
EMCOR Group, Inc.	4,066	327,354
Fluor Corp.	6,634	285,859
Granite Construction, Inc.(a)	1,926	122,667
Jacobs Engineering Group, Inc.	1,070	62,285
KBR, Inc.(a)	34,882	684,734
MasTec, Inc.*	10,058	438,026
MYR Group, Inc.*	642	20,473
Primoris Services Corp.	2,996	84,697
Tutor Perini Corp.*	8,988	253,462
Valmont Industries, Inc.	428	68,009
		4,103,108
Construction Materials – 0.2%
Eagle Materials, Inc.	1,926	203,328
Martin Marietta Materials, Inc.	1,926	417,653

Investments	Shares	Value
Construction Materials – (continued)
Summit Materials, Inc., Class A* (a)	32,742	$1,028,099
US Concrete, Inc.* (a)	1,070	83,674
Vulcan Materials Co.	3,424	416,872
		2,149,626
Consumer Finance – 1.1%
Ally Financial, Inc.	22,470	587,141
American Express Co.	32,314	3,086,633
Capital One Financial Corp.	21,186	1,952,925
Credit Acceptance Corp.* (a)	3,852	1,104,484
Discover Financial Services	17,976	1,195,943
Encore Capital Group, Inc.* (a)	10,272	477,134
Enova International, Inc.*	8,988	133,472
EZCORP, Inc., Class A*	13,910	142,577
FirstCash, Inc.	5,136	327,934
Green Dot Corp., Class A* (a)	2,996	169,634
LendingClub Corp.*	10,058	57,230
Navient Corp.	25,038	311,973
Nelnet, Inc., Class A	8,346	488,575
OneMain Holdings, Inc.*	7,276	231,159
PRA Group, Inc.* (a)	3,852	107,471
Santander Consumer USA Holdings, Inc.* (a)	12,198	202,975
SLM Corp.*	50,076	530,305
Synchrony Financial	39,376	1,284,445
World Acceptance Corp.*	1,070	93,625
		12,485,635
Containers & Packaging – 0.5%
AptarGroup, Inc.	1,070	93,165
Avery Dennison Corp.	1,926	204,484
Ball Corp.	10,914	468,538
Bemis Co., Inc.	4,066	183,051
Berry Global Group, Inc.*	10,058	597,948
Crown Holdings, Inc.*	4,066	244,651
Graphic Packaging Holding Co.	20,972	324,856
International Paper Co.	20,330	1,164,299
Myers Industries, Inc.(a)	428	9,245

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	105

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Containers & Packaging – (continued)
Owens-Illinois, Inc.* (a)	51,360	$1,226,991
Packaging Corp. of America	1,712	199,054
Sealed Air Corp.	7,062	312,352
Silgan Holdings, Inc.	4,708	137,709
Sonoco Products Co.	1,926	99,748
WestRock Co.	12,840	787,477
		6,053,568
Distributors – 0.1%
Core-Mark Holding Co., Inc.(a)	5,136	174,932
Genuine Parts Co.(a)	2,354	207,693
LKQ Corp.*	8,988	338,758
Pool Corp.	2,782	336,010
		1,057,393
Diversified Consumer Services – 0.3%
Adtalem Global Education, Inc.(a)	17,976	664,213
Bright Horizons Family Solutions, Inc.*	3,210	277,023
Capella Education Co.	1,712	139,442
Career Education Corp.*	16,050	171,414
Carriage Services, Inc.(a)	3,424	88,682
Graham Holdings Co., Class B	428	238,161
Grand Canyon Education, Inc.*	4,280	383,103
H&R Block, Inc.	5,778	142,948
Houghton Mifflin Harcourt Co.* (a)	4,280	42,372
Service Corp. International(a)	10,272	364,245
Strayer Education, Inc.(a)	1,712	160,466
Weight Watchers International, Inc.*	9,844	442,192
		3,114,261
Diversified Financial Services – 1.5%
Berkshire Hathaway, Inc., Class B*	88,596	16,562,136
FNFV Group*	1,498	25,841
Leucadia National Corp.	20,116	508,940

Investments	Shares	Value
Diversified Financial Services – (continued)
Voya Financial, Inc.	13,696	$550,031
		17,646,948
Diversified Telecommunication Services – 1.8%
AT&T, Inc.	282,694	9,512,653
ATN International, Inc.(a)	1,712	92,945
CenturyLink, Inc.(a)	32,576	618,618
Cincinnati Bell, Inc.* (a)	13,696	261,594
Cogent Communications Holdings, Inc.	3,210	173,019
Consolidated Communications Holdings, Inc.(a)	2,354	45,126
Frontier Communications Corp.(a)	2,140	25,915
General Communication, Inc., Class A*	4,280	175,009
Globalstar, Inc.* (a)	12,626	20,328
IDT Corp., Class B(a)	2,568	33,846
Iridium Communications, Inc.* (a)	26,536	318,432
Level 3 Communications, Inc.*	8,056	432,043
Lumos Networks Corp.*	1,926	34,591
ORBCOMM, Inc.*	2,568	29,044
Straight Path Communications, Inc., Class B* (a)	214	38,843
Verizon Communications, Inc.	183,612	8,789,506
Vonage Holdings Corp.* (a)	28,676	233,136
Windstream Holdings, Inc.(a)	1,070	2,012
Zayo Group Holdings, Inc.*	5,992	216,072
		21,052,732
Electric Utilities – 1.9%
ALLETE, Inc.	5,992	469,473
Alliant Energy Corp.	4,280	185,153
American Electric Power Co., Inc.	17,762	1,321,670
Duke Energy Corp.	35,524	3,137,125
Edison International	10,700	855,465
El Paso Electric Co.	5,350	307,625
Entergy Corp.	11,556	996,821

See Accompanying Notes to the Financial Statements.

106	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electric Utilities – (continued)
Eversource Energy	12,198	$764,083
Exelon Corp.	42,372	1,703,778
FirstEnergy Corp.	20,116	662,822
Great Plains Energy, Inc.	19,046	625,280
Hawaiian Electric Industries, Inc.	26,322	959,700
IDACORP, Inc.	3,424	315,111
MGE Energy, Inc.	2,354	155,482
NextEra Energy, Inc.	11,770	1,825,174
OGE Energy Corp.	2,568	94,605
Otter Tail Corp.	1,498	68,833
PG&E Corp.	22,256	1,285,729
Pinnacle West Capital Corp.	2,996	262,779
PNM Resources, Inc.(a)	8,560	371,504
Portland General Electric Co.	10,058	480,169
PPL Corp.	30,602	1,149,411
Southern Co. (The)	38,734	2,021,915
Westar Energy, Inc.	1,284	68,668
Xcel Energy, Inc.	23,968	1,186,895
		21,275,270
Electrical Equipment – 0.6%
Acuity Brands, Inc.(a)	1,498	250,466
AMETEK, Inc.	3,638	245,529
AZZ, Inc.(a)	1,284	61,375
Babcock & Wilcox Enterprises, Inc.* (a)	6,420	28,119
Eaton Corp. plc	23,540	1,883,671
Emerson Electric Co.	20,758	1,338,061
Encore Wire Corp.	1,284	57,972
EnerSys	3,210	222,678
Generac Holdings, Inc.*	12,840	668,836
General Cable Corp.	4,922	103,116
Hubbell, Inc.	642	80,776
Plug Power, Inc.* (a)	17,762	50,622
Regal Beloit Corp.	15,408	1,250,359
Rockwell Automation, Inc.(a)	2,140	429,755
Sensata Technologies Holding NV* (a)	1,712	83,734
Sunrun, Inc.* (a)	18,618	106,867
Vivint Solar, Inc.* (a)	856	3,210
		6,865,146

Investments	Shares	Value
Electronic Equipment, Instruments & Components – 1.6%
Amphenol Corp., Class A	7,918	$688,866
Anixter International, Inc.*	5,778	396,949
Arrow Electronics, Inc.*	2,140	178,883
Avnet, Inc.	2,140	85,172
AVX Corp.	7,490	141,112
Badger Meter, Inc.(a)	2,568	112,478
Belden, Inc.(a)	12,412	991,843
Benchmark Electronics, Inc.*	10,058	311,295
CDW Corp.	2,996	209,720
Cognex Corp.	5,350	658,852
Coherent, Inc.* (a)	1,284	337,320
Corning, Inc.	52,216	1,634,883
CTS Corp.	6,634	180,445
Dolby Laboratories, Inc., Class A	856	49,597
ePlus, Inc.*	4,280	409,168
Fabrinet* (a)	11,128	413,739
Fitbit, Inc., Class A* (a)	104,860	643,840
Flex Ltd.*	8,774	156,177
FLIR Systems, Inc.	3,424	160,312
II-VI, Inc.* (a)	1,070	48,364
Insight Enterprises, Inc.*	11,342	510,957
IPG Photonics Corp.* (a)	2,996	637,878
Jabil, Inc.	18,832	532,569
Keysight Technologies, Inc.*	1,498	66,916
Knowles Corp.*	22,256	368,559
Littelfuse, Inc.	1,926	402,534
Mesa Laboratories, Inc.	214	34,122
Methode Electronics, Inc.	3,210	150,549
National Instruments Corp.(a)	214	9,630
Novanta, Inc.*	3,210	151,833
PC Connection, Inc.(a)	3,852	104,004
Plexus Corp.* (a)	6,634	407,527
Rogers Corp.*	1,284	195,271
Sanmina Corp.*	24,182	791,356
ScanSource, Inc.*	4,922	211,400
SYNNEX Corp.(a)	4,280	577,286
TE Connectivity Ltd.	7,062	642,430
Tech Data Corp.* (a)	12,198	1,131,608
Trimble, Inc.*	5,136	209,960
TTM Technologies, Inc.* (a)	21,400	337,692
Universal Display Corp.(a)	1,284	188,106

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	107

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electronic Equipment, Instruments & Components – (continued)
VeriFone Systems, Inc.* (a)	52,644	$1,004,448
Vishay Intertechnology, Inc.(a)	54,784	1,218,944
Zebra Technologies Corp., Class A*	5,564	645,368
		18,339,962
Energy Equipment & Services – 0.9%
Archrock, Inc.	34,240	410,880
Baker Hughes a GE Co.	3,638	114,342
Core Laboratories NV	856	85,514
Diamond Offshore Drilling, Inc.* (a)	45,582	762,587
Ensco plc, Class A	35,479	191,232
Exterran Corp.*	14,338	462,687
Halliburton Co.	26,322	1,125,002
Helix Energy Solutions Group, Inc.*	30,174	205,787
Helmerich & Payne, Inc.(a)	6,420	348,670
Matrix Service Co.*	10,914	153,887
McDermott International, Inc.*	62,274	412,254
Nabors Industries Ltd.	1,070	6,024
National Oilwell Varco, Inc.(a)	21,186	724,349
Natural Gas Services Group, Inc.*	856	23,797
Newpark Resources, Inc.* (a)	4,922	43,068
Noble Corp. plc*	166,064	690,826
Oceaneering International, Inc.(a)	32,528	657,716
Patterson-UTI Energy, Inc.	18,618	368,264
RPC, Inc.(a)	5,992	145,666
Schlumberger Ltd.	36,594	2,342,016
SEACOR Holdings, Inc.*	3,424	161,613
TETRA Technologies, Inc.*	1,284	3,647
Transocean Ltd.* (a)	40,446	424,683
Unit Corp.*	21,614	404,614
US Silica Holdings, Inc.(a)	2,782	84,879
Weatherford International plc* (a)	214	743
		10,354,747

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – 3.5%
Acadia Realty Trust	5,350	$150,603
Agree Realty Corp.	1,070	50,600
Alexander’s, Inc.	214	87,954
Alexandria Real Estate Equities, Inc.	2,782	344,857
Altisource Residential Corp.	8,988	95,902
American Assets Trust, Inc.	2,782	107,914
American Campus Communities, Inc.(a)	3,210	133,472
American Homes 4 Rent, Class A	214	4,554
American Tower Corp.	12,198	1,752,487
Apartment Investment & Management Co., Class A	4,280	188,234
Ashford Hospitality Prime, Inc.	15,622	151,846
Ashford Hospitality Trust, Inc.	22,042	154,955
AvalonBay Communities, Inc.	4,066	737,288
Boston Properties, Inc.	4,066	492,718
Brandywine Realty Trust	13,054	228,314
Brixmor Property Group, Inc.	214	3,739
Camden Property Trust	2,354	214,779
CBL & Associates Properties, Inc.(a)	95,872	751,637
Cedar Realty Trust, Inc.	5,992	32,596
Chatham Lodging Trust	1,070	23,273
Chesapeake Lodging Trust(a)	7,062	197,030
Colony NorthStar, Inc., Class A	50,718	622,817
CoreCivic, Inc.	16,692	411,625
CorEnergy Infrastructure Trust, Inc.(a)	1,070	38,606
CoreSite Realty Corp.	2,568	284,406
Corporate Office Properties Trust	8,988	286,987
Cousins Properties, Inc.(a)	8,988	81,072
Crown Castle International Corp.	11,770	1,260,332
CubeSmart	12,412	337,855
CyrusOne, Inc.	2,782	170,787
DCT Industrial Trust, Inc.	5,564	322,823
DDR Corp.	214	1,641
DiamondRock Hospitality Co.	37,022	402,059

See Accompanying Notes to the Financial Statements.

108	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Digital Realty Trust, Inc.	6,848	$811,077
Douglas Emmett, Inc.	2,354	93,666
Duke Realty Corp.	10,914	310,831
EastGroup Properties, Inc.	1,070	96,931
Education Realty Trust, Inc.(a)	4,066	141,903
Empire State Realty Trust, Inc., Class A	6,848	137,302
EPR Properties	4,708	325,699
Equinix, Inc.	1,926	892,701
Equity Commonwealth*	30,174	906,729
Equity LifeStyle Properties, Inc.	1,498	132,543
Equity Residential	10,272	690,895
Essex Property Trust, Inc.	1,926	505,440
Extra Space Storage, Inc.(a)	4,922	401,586
Federal Realty Investment Trust	3,852	464,243
First Industrial Realty Trust, Inc.	9,202	284,158
Forest City Realty Trust, Inc., Class A	6,848	168,666
Gaming and Leisure Properties, Inc.	3,852	140,752
GEO Group, Inc. (The)	16,692	433,157
Getty Realty Corp.	856	24,319
GGP, Inc.	10,914	212,386
Global Net Lease, Inc.	214	4,622
Government Properties Income Trust(a)	10,700	194,419
Gramercy Property Trust	2,568	76,270
HCP, Inc.	13,268	342,845
Healthcare Realty Trust, Inc.	5,564	179,383
Healthcare Trust of America, Inc., Class A	4,922	147,906
Hersha Hospitality Trust	6,206	109,784
Highwoods Properties, Inc.	5,350	273,118
Hospitality Properties Trust	642	18,348
Host Hotels & Resorts, Inc.	24,824	485,557
Hudson Pacific Properties, Inc.	5,564	188,175
InfraREIT, Inc.	5,778	129,427
Iron Mountain, Inc.	10,914	436,560

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
iStar, Inc.* (a)	26,322	$307,967
Kilroy Realty Corp.	1,498	106,703
Kimco Realty Corp.	1,498	27,204
Kite Realty Group Trust(a)	26,108	487,959
Lamar Advertising Co., Class A(a)	1,712	120,593
LaSalle Hotel Properties(a)	33,812	953,837
Lexington Realty Trust	1,926	19,491
Liberty Property Trust	428	18,353
Life Storage, Inc.	4,494	363,205
LTC Properties, Inc.(a)	2,996	139,344
Macerich Co. (The)	214	11,684
Medical Properties Trust, Inc.	41,730	552,088
Mid-America Apartment Communities, Inc.	4,708	481,864
National Health Investors, Inc.(a)	2,568	195,656
National Retail Properties, Inc.(a)	11,556	464,320
New Senior Investment Group, Inc.	214	1,913
NorthStar Realty Europe Corp.	11,128	149,894
Omega Healthcare Investors, Inc.(a)	11,984	345,858
Park Hotels & Resorts, Inc.	1,712	49,289
Pebblebrook Hotel Trust(a)	2,354	83,944
Pennsylvania REIT(a)	428	4,160
Piedmont Office Realty Trust, Inc., Class A	5,778	111,747
Preferred Apartment Communities, Inc., Class A	7,704	152,924
Prologis, Inc.	13,268	856,847
PS Business Parks, Inc.	856	113,274
Public Storage	5,136	1,064,436
QTS Realty Trust, Inc., Class A	1,070	61,900
RAIT Financial Trust(a)	11,556	6,182
Ramco-Gershenson Properties Trust	642	8,108
Rayonier, Inc.	4,280	128,314
Realty Income Corp.(a)	12,626	677,645
Regency Centers Corp.	7,490	461,010

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	109

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Retail Opportunity Investments Corp.	5,136	$92,345
Retail Properties of America, Inc., Class A	17,120	209,206
RLJ Lodging Trust	64,414	1,395,207
Ryman Hospitality Properties, Inc.	5,350	353,796
Sabra Health Care REIT, Inc.	13,482	268,561
Saul Centers, Inc.	642	39,239
SBA Communications Corp.*	2,568	403,638
Select Income REIT	9,630	232,661
Senior Housing Properties Trust	10,486	192,942
Simon Property Group, Inc.	11,128	1,728,512
SL Green Realty Corp.	1,284	122,853
Spirit Realty Capital, Inc.	214	1,778
STAG Industrial, Inc.	3,424	93,475
Starwood Waypoint Homes*	7,918	287,503
STORE Capital Corp.	11,128	274,750
Summit Hotel Properties, Inc.	26,322	416,151
Sun Communities, Inc.	3,852	347,682
Sunstone Hotel Investors, Inc.	7,490	122,237
Tanger Factory Outlet Centers, Inc.(a)	9,630	219,083
Terreno Realty Corp.	214	7,858
UDR, Inc.	7,276	282,236
Uniti Group, Inc.(a)	1,070	18,725
Universal Health Realty Income Trust(a)	2,568	188,003
Urban Edge Properties(a)	1,070	25,102
Urstadt Biddle Properties, Inc., Class A	214	4,650
Ventas, Inc.(a)	11,556	725,139
VEREIT, Inc.	33,384	263,400
Vornado Realty Trust	3,210	240,301
Washington Prime Group, Inc.(a)	66,768	522,793
Washington REIT	3,638	117,107
Weingarten Realty Investors	6,420	195,489
Welltower, Inc.	11,342	759,460
Weyerhaeuser Co.	24,824	891,430

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Xenia Hotels & Resorts, Inc.	19,902	$433,068
		39,891,253
Food & Staples Retailing – 1.6%
Andersons, Inc. (The)(a)	7,918	296,529
Casey’s General Stores, Inc.(a)	1,926	220,662
Costco Wholesale Corp.	15,194	2,447,449
CVS Health Corp.	49,434	3,387,712
Ingles Markets, Inc., Class A	1,926	44,876
Kroger Co. (The)	46,866	970,126
Performance Food Group Co.*	24,824	702,519
PriceSmart, Inc.(a)	642	53,800
Rite Aid Corp.* (a)	43,228	71,326
SpartanNash Co.	7,918	194,387
SUPERVALU, Inc.* (a)	1,498	24,402
Sysco Corp.(a)	13,268	737,966
United Natural Foods, Inc.* (a)	25,680	995,614
Walgreens Boots Alliance, Inc.	26,322	1,744,359
Wal-Mart Stores, Inc.	70,620	6,165,832
Weis Markets, Inc.(a)	4,066	157,883
		18,215,442
Food Products – 1.1%
Archer-Daniels-Midland Co.	24,610	1,005,811
B&G Foods, Inc.(a)	1,284	40,831
Blue Buffalo Pet Products, Inc.* (a)	2,996	86,674
Bob Evans Farms, Inc.	1,498	115,631
Bunge Ltd.	6,206	426,849
Calavo Growers, Inc.(a)	1,284	94,631
Cal-Maine Foods, Inc.* (a)	8,132	365,940
Campbell Soup Co.(a)	3,424	162,195
Conagra Brands, Inc.	12,412	423,994
Darling Ingredients, Inc.*	52,430	956,848
Dean Foods Co.	1,712	16,692
Flowers Foods, Inc.	856	16,290
Fresh Del Monte Produce, Inc.(a)	9,202	409,581
Freshpet, Inc.*	856	13,311

See Accompanying Notes to the Financial Statements.

110	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
General Mills, Inc.(a)	22,042	$1,144,421
Hain Celestial Group, Inc. (The)* (a)	4,494	161,874
Hershey Co. (The)	3,852	409,005
Hormel Foods Corp.(a)	6,206	193,379
Ingredion, Inc.	2,140	268,249
J&J Snack Foods Corp.	1,498	199,489
JM Smucker Co. (The)	2,140	226,947
Kellogg Co.(a)	7,276	454,968
Kraft Heinz Co. (The)	13,696	1,059,112
Lancaster Colony Corp.(a)	1,284	160,782
Landec Corp.*	1,284	17,013
McCormick & Co., Inc. (Non-Voting)	2,782	276,892
Mondelez International, Inc., Class A	37,022	1,533,821
Omega Protein Corp.	3,210	70,299
Pilgrim’s Pride Corp.*	4,922	156,421
Pinnacle Foods, Inc.	5,350	291,147
Post Holdings, Inc.*	4,494	372,687
Sanderson Farms, Inc.	5,564	832,207
Seaboard Corp.(a)	24	105,603
Snyder’s-Lance, Inc.(a)	5,778	217,426
Tootsie Roll Industries, Inc.(a)	1,926	68,566
TreeHouse Foods, Inc.* (a)	2,140	142,053
Tyson Foods, Inc., Class A	8,988	655,315
		13,152,954
Gas Utilities – 0.2%
Atmos Energy Corp.	1,498	130,685
Chesapeake Utilities Corp.	2,996	241,328
New Jersey Resources Corp.(a)	8,132	361,467
Northwest Natural Gas Co.(a)	214	14,199
ONE Gas, Inc.	4,066	313,001
South Jersey Industries, Inc.	8,346	283,514
Southwest Gas Holdings, Inc.	3,210	264,472
Spire, Inc.(a)	3,852	304,115
UGI Corp.	3,852	184,357
WGL Holdings, Inc.(a)	4,494	385,136
		2,482,274

Investments	Shares	Value
Health Care Equipment & Supplies – 2.2%
Abaxis, Inc.	1,070	$51,788
Abbott Laboratories	58,208	3,156,620
ABIOMED, Inc.*	2,782	536,703
Align Technology, Inc.*	3,852	920,551
Analogic Corp.	428	34,368
AngioDynamics, Inc.*	1,498	25,421
Anika Therapeutics, Inc.* (a)	1,070	58,454
AtriCure, Inc.*	1,070	22,941
Baxter International, Inc.	20,116	1,296,878
Becton Dickinson and Co.	5,992	1,250,351
Boston Scientific Corp.*	50,718	1,427,204
Cantel Medical Corp.	2,782	272,859
Cardiovascular Systems, Inc.*	856	20,604
Cerus Corp.* (a)	2,782	7,984
CONMED Corp.	5,136	268,202
Cooper Cos., Inc. (The)	856	205,663
CR Bard, Inc.	2,140	699,930
Danaher Corp.	16,692	1,540,171
DENTSPLY SIRONA, Inc.	4,708	287,518
DexCom, Inc.* (a)	3,852	173,224
Edwards Lifesciences Corp.*	5,564	568,808
Globus Medical, Inc., Class A* (a)	5,564	177,325
Halyard Health, Inc.* (a)	8,560	360,804
Hill-Rom Holdings, Inc.	4,280	345,439
Hologic, Inc.*	7,704	291,596
ICU Medical, Inc.* (a)	1,070	204,477
IDEXX Laboratories, Inc.*	2,568	426,725
Insulet Corp.* (a)	2,140	125,853
Integer Holdings Corp.* (a)	10,486	509,620
Integra LifeSciences Holdings Corp.* (a)	5,564	260,284
Intuitive Surgical, Inc.*	2,568	963,924
Invacare Corp.(a)	6,848	106,144
Lantheus Holdings, Inc.*	5,350	106,465
Masimo Corp.*	4,708	413,174
Medtronic plc	36,380	2,929,318
Merit Medical Systems, Inc.*	4,494	170,997
Natus Medical, Inc.*	2,782	117,957
Neogen Corp.*	2,782	223,116
Nevro Corp.*	1,284	112,453
NuVasive, Inc.*	3,852	218,524

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	111

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Equipment & Supplies – (continued)
NxStage Medical, Inc.* (a)	3,210	$86,509
OraSure Technologies, Inc.*	856	16,906
Orthofix International NV*	4,708	252,961
Quidel Corp.*	214	8,763
ResMed, Inc.	2,782	234,189
Stryker Corp.	11,984	1,855,962
Surmodics, Inc.*	428	12,733
Teleflex, Inc.	2,354	557,851
Varian Medical Systems, Inc.*	1,498	156,077
West Pharmaceutical Services, Inc.	4,708	477,391
Wright Medical Group NV* (a)	2,354	61,698
Zimmer Biomet Holdings, Inc.	3,638	442,454
		25,053,931
Health Care Providers & Services – 2.9%
Acadia Healthcare Co., Inc.* (a)	29,532	926,124
Aceto Corp.	4,280	43,100
Aetna, Inc.	16,264	2,765,368
Almost Family, Inc.* (a)	1,926	85,226
Amedisys, Inc.* (a)	4,708	226,502
American Renal Associates Holdings, Inc.*	2,782	33,746
AmerisourceBergen Corp.	7,918	609,290
AMN Healthcare Services, Inc.* (a)	24,396	1,070,984
Anthem, Inc.	11,770	2,462,402
BioTelemetry, Inc.*	214	6,217
Brookdale Senior Living, Inc.*	50,718	508,702
Capital Senior Living Corp.* (a)	856	11,385
Cardinal Health, Inc.	9,630	596,097
Centene Corp.*	9,202	861,951
Chemed Corp.	1,712	382,512
Cigna Corp.	6,420	1,266,152
Community Health Systems, Inc.* (a)	14,124	83,332
CorVel Corp.*	642	38,520

Investments	Shares	Value
Health Care Providers & Services – (continued)
DaVita, Inc.*	2,568	$155,980
Diplomat Pharmacy, Inc.* (a)	13,268	279,291
Ensign Group, Inc. (The)(a)	12,840	296,347
Envision Healthcare Corp.* (a)	4,922	209,677
Express Scripts Holding Co.*	31,458	1,928,061
HCA Healthcare, Inc.*	13,054	987,535
HealthSouth Corp.	26,750	1,234,245
Henry Schein, Inc.* (a)	3,852	302,767
Humana, Inc.	4,066	1,038,253
Kindred Healthcare, Inc.(a)	1,498	9,063
Laboratory Corp. of America Holdings*	4,708	723,667
LHC Group, Inc.*	2,354	157,271
LifePoint Health, Inc.* (a)	14,552	700,679
Magellan Health, Inc.*	5,778	492,863
McKesson Corp.	11,556	1,593,341
MEDNAX, Inc.* (a)	856	37,484
Molina Healthcare, Inc.*	14,338	972,547
Owens & Minor, Inc.(a)	8,560	210,319
Patterson Cos., Inc.(a)	2,568	95,016
PharMerica Corp.*	6,848	200,646
Premier, Inc., Class A*	1,284	41,948
Providence Service Corp. (The)*	2,354	130,882
Quest Diagnostics, Inc.	4,494	421,447
Select Medical Holdings Corp.*	34,668	663,892
Surgery Partners, Inc.* (a)	2,140	19,795
Tenet Healthcare Corp.* (a)	6,206	88,622
Tivity Health, Inc.* (a)	2,568	118,770
Triple-S Management Corp., Class B*	6,206	149,006
UnitedHealth Group, Inc.	30,388	6,388,165
Universal Health Services, Inc., Class B	5,564	571,423
US Physical Therapy, Inc.	1,284	87,248
WellCare Health Plans, Inc.*	3,852	761,695
		33,045,555
Health Care Technology – 0.2%
Allscripts Healthcare Solutions, Inc.*	60,990	822,145

See Accompanying Notes to the Financial Statements.

112	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Technology – (continued)
athenahealth, Inc.* (a)	1,070	$136,832
Cerner Corp.*	7,918	534,623
Computer Programs & Systems, Inc.(a)	2,568	77,425
HealthStream, Inc.*	428	10,469
Medidata Solutions, Inc.* (a)	3,424	257,587
Omnicell, Inc.*	3,424	170,515
Vocera Communications, Inc.*	4,066	114,743
		2,124,339
Hotels, Restaurants & Leisure – 1.9%
Aramark	2,140	93,497
Belmond Ltd., Class A* (a)	2,140	28,141
BJ’s Restaurants, Inc.* (a)	1,926	61,054
Bloomin’ Brands, Inc.(a)	35,310	627,812
Boyd Gaming Corp.	15,408	450,376
Brinker International, Inc.(a)	5,992	184,074
Buffalo Wild Wings, Inc.* (a)	1,284	151,769
Caesars Entertainment Corp.*	49,434	640,170
Carnival Corp.	23,112	1,534,406
Cheesecake Factory, Inc. (The)(a)	2,996	134,041
Chipotle Mexican Grill, Inc.* (a)	214	58,187
Choice Hotels International, Inc.	1,926	134,338
Churchill Downs, Inc.	1,070	223,148
Cracker Barrel Old Country Store, Inc.(a)	1,712	267,295
Darden Restaurants, Inc.	3,852	316,904
Denny’s Corp.*	12,198	159,428
DineEquity, Inc.(a)	214	10,189
Domino’s Pizza, Inc.	2,782	509,106
Dunkin’ Brands Group, Inc.	1,926	113,769
Eldorado Resorts, Inc.* (a)	2,782	71,497
Hilton Worldwide Holdings, Inc.	3,852	278,423
Hyatt Hotels Corp., Class A*	2,996	187,729
ILG, Inc.(a)	16,050	476,203

Investments	Shares	Value
Hotels, Restaurants & Leisure – (continued)
International Speedway Corp., Class A	1,712	$66,511
Jack in the Box, Inc.(a)	2,568	265,814
Las Vegas Sands Corp.	7,490	474,716
Marcus Corp. (The)	4,066	110,392
Marriott International, Inc., Class A	8,774	1,048,317
Marriott Vacations Worldwide Corp.(a)	3,638	478,834
McDonald’s Corp.	26,322	4,393,405
MGM Resorts International	10,700	335,445
Norwegian Cruise Line Holdings Ltd.* (a)	6,634	369,845
Papa John’s International, Inc.(a)	2,996	203,878
Penn National Gaming, Inc.*	23,112	602,992
Pinnacle Entertainment, Inc.* (a)	15,408	398,605
Red Robin Gourmet Burgers, Inc.* (a)	2,996	204,926
Red Rock Resorts, Inc., Class A	4,922	121,229
Royal Caribbean Cruises Ltd.	7,276	900,551
Ruth’s Hospitality Group, Inc.	2,996	63,216
Scientific Games Corp., Class A*	11,128	529,693
Six Flags Entertainment Corp.(a)	3,210	201,556
Sonic Corp.(a)	4,922	125,019
Starbucks Corp.	37,236	2,042,022
Texas Roadhouse, Inc.	4,066	203,341
Vail Resorts, Inc.	2,354	539,113
Wendy’s Co. (The)	19,688	299,454
Wyndham Worldwide Corp.	2,140	228,659
Wynn Resorts Ltd.	1,712	252,503
Yum Brands, Inc.	9,630	716,953
Zoe’s Kitchen, Inc.*	1,926	23,651
		21,912,196
Household Durables – 1.2%
Beazer Homes USA, Inc.*	28,462	597,133
CalAtlantic Group, Inc.	5,992	295,645
Cavco Industries, Inc.*	642	100,730
DR Horton, Inc.	18,832	832,563

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	113

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Household Durables – (continued)
Ethan Allen Interiors, Inc.	642	$19,099
Garmin Ltd.	856	48,458
GoPro, Inc., Class A* (a)	8,988	93,745
Hamilton Beach Brands Holding Co.*	424	16,438
Helen of Troy Ltd.* (a)	8,774	815,105
Hooker Furniture Corp.	856	40,574
Hovnanian Enterprises, Inc., Class A* (a)	11,984	29,001
iRobot Corp.* (a)	1,498	100,651
KB Home(a)	40,446	1,109,434
La-Z-Boy, Inc.	4,280	115,346
Leggett & Platt, Inc.	2,354	111,250
Lennar Corp., Class A	16,050	893,503
LGI Homes, Inc.* (a)	4,708	284,034
M/I Homes, Inc.*	2,996	100,066
MDC Holdings, Inc.	7,918	293,283
Meritage Homes Corp.*	9,844	479,403
Mohawk Industries, Inc.*	1,926	504,150
Newell Brands, Inc.	14,766	602,157
NVR, Inc.*	214	702,213
PulteGroup, Inc.	16,264	491,661
Taylor Morrison Home Corp., Class A*	17,334	418,616
Tempur Sealy International, Inc.* (a)	14,338	937,275
Toll Brothers, Inc.(a)	4,922	226,609
TRI Pointe Group, Inc.* (a)	75,542	1,336,338
Tupperware Brands Corp.	15,408	905,220
Universal Electronics, Inc.* (a)	2,782	166,920
Whirlpool Corp.	4,066	666,539
William Lyon Homes, Class A* (a)	10,486	290,987
		13,624,146
Household Products – 1.0%
Central Garden & Pet Co., Class A*	9,416	347,545
Church & Dwight Co., Inc.	6,420	289,991
Clorox Co. (The)	3,210	406,161
Colgate-Palmolive Co.	26,750	1,884,537

Investments	Shares	Value
Household Products – (continued)
Energizer Holdings, Inc.(a)	3,210	$137,998
HRG Group, Inc.*	29,318	475,538
Kimberly-Clark Corp.	7,704	866,777
Procter & Gamble Co. (The)	79,608	6,873,355
Spectrum Brands Holdings, Inc.(a)	2,140	235,229
WD-40 Co.(a)	1,498	166,053
		11,683,184
Independent Power and Renewable Electricity Producers – 0.4%
AES Corp.	58,422	621,026
Calpine Corp.*	123,906	1,851,155
Dynegy, Inc.* (a)	71,904	895,205
NRG Energy, Inc.(a)	23,112	577,800
NRG Yield, Inc., Class A	642	11,781
NRG Yield, Inc., Class C	30,388	565,217
Ormat Technologies, Inc.(a)	3,210	208,425
TerraForm Global, Inc., Class A*	19,046	92,849
		4,823,458
Industrial Conglomerates – 1.1%
3M Co.	16,692	3,842,331
Carlisle Cos., Inc.	1,498	164,525
General Electric Co.	244,816	4,935,491
Honeywell International, Inc.	20,972	3,023,324
Roper Technologies, Inc.(a)	2,782	718,229
		12,683,900
Insurance – 3.8%
Aflac, Inc.	14,552	1,220,767
Alleghany Corp.*	428	242,342
Allstate Corp. (The)	16,264	1,526,539
Ambac Financial Group, Inc.*	13,696	222,971
American Equity Investment Life Holding Co.	22,256	656,775
American Financial Group, Inc.	1,498	158,024
American International Group, Inc.	45,796	2,958,880
American National Insurance Co.	2,782	338,653

See Accompanying Notes to the Financial Statements.

114	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
AMERISAFE, Inc.(a)	1,498	$96,921
AmTrust Financial Services, Inc.(a)	5,564	69,884
Aon plc	7,704	1,104,985
Arch Capital Group Ltd.*	5,136	511,751
Argo Group International Holdings Ltd.	9,630	606,209
Arthur J Gallagher & Co.	7,704	487,894
Aspen Insurance Holdings Ltd.	18,404	789,532
Assurant, Inc.	2,782	280,008
Assured Guaranty Ltd.	9,202	341,394
Athene Holding Ltd., Class A*	14,552	758,596
Axis Capital Holdings Ltd.	4,066	221,150
Brown & Brown, Inc.	4,066	202,649
Chubb Ltd.	21,614	3,259,823
Cincinnati Financial Corp.(a)	4,708	330,360
CNO Financial Group, Inc.	57,780	1,384,987
Employers Holdings, Inc.	2,996	142,909
Enstar Group Ltd.* (a)	3,638	828,736
Erie Indemnity Co., Class A	214	25,851
Everest Re Group Ltd.	1,070	254,072
FBL Financial Group, Inc., Class A	2,782	215,188
Fidelity & Guaranty Life(a)	5,778	179,696
First American Financial Corp.	8,560	465,835
FNF Group	7,276	272,268
Genworth Financial, Inc., Class A*	141,240	467,504
Greenlight Capital Re Ltd., Class A*	6,420	141,561
Hanover Insurance Group, Inc. (The)	12,198	1,200,039
Hartford Financial Services Group, Inc. (The)	13,482	742,184
HCI Group, Inc.(a)	1,070	40,082
Heritage Insurance Holdings, Inc.(a)	2,140	34,326
Horace Mann Educators Corp.	10,914	478,033

Investments	Shares	Value
Insurance – (continued)
Infinity Property & Casualty Corp.	2,568	$242,291
Kemper Corp.(a)	8,346	534,979
Lincoln National Corp.	14,124	1,070,317
Loews Corp.	16,478	815,826
Maiden Holdings Ltd.(a)	10,058	82,979
Markel Corp.* (a)	428	464,080
Marsh & McLennan Cos., Inc.	14,124	1,143,055
MBIA, Inc.* (a)	856	6,206
Mercury General Corp.(a)	7,062	395,260
MetLife, Inc.	47,936	2,568,411
National General Holdings Corp.	13,268	267,748
National Western Life Group, Inc., Class A	428	153,044
Navigators Group, Inc. (The)	5,992	347,536
Old Republic International Corp.	16,050	325,655
Primerica, Inc.(a)	5,992	530,292
Principal Financial Group, Inc.	11,556	760,963
ProAssurance Corp.	4,708	263,883
Progressive Corp. (The)	21,186	1,030,699
Prudential Financial, Inc.	19,902	2,198,375
Reinsurance Group of America, Inc.	1,284	191,804
RenaissanceRe Holdings Ltd.	1,926	266,481
RLI Corp.(a)	2,782	164,388
Safety Insurance Group, Inc.(a)	2,140	175,908
Selective Insurance Group, Inc.	15,194	905,562
Stewart Information Services Corp.(a)	2,996	113,668
Torchmark Corp.	4,708	396,084
Travelers Cos., Inc. (The)	14,124	1,870,724
United Fire Group, Inc.	5,136	236,718
Universal Insurance Holdings, Inc.(a)	6,848	163,325
Unum Group	8,560	445,462
Validus Holdings Ltd.	10,272	534,966
White Mountains Insurance Group Ltd.	214	190,278

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	115

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
Willis Towers Watson plc	3,852	$620,480
WMIH Corp.*	61,204	50,799
WR Berkley Corp.	2,996	205,466
XL Group Ltd.	16,264	658,204
		43,651,294
Internet & Direct Marketing Retail – 2.0%
Amazon.com, Inc.*	11,770	13,009,146
Expedia, Inc.	2,782	346,804
Groupon, Inc.* (a)	28,676	136,785
HSN, Inc.(a)	12,412	467,932
Liberty Expedia Holdings, Inc., Class A*	22,684	1,045,733
Liberty Interactive Corp. QVC Group, Class A*	23,112	525,105
Liberty TripAdvisor Holdings, Inc., Class A*	32,314	348,991
Liberty Ventures, Series A*	1,070	60,947
Netflix, Inc.*	14,124	2,774,377
Nutrisystem, Inc.(a)	3,852	192,407
PetMed Express, Inc.(a)	856	30,268
Priceline Group, Inc. (The)*	1,712	3,273,276
Shutterfly, Inc.*	1,712	73,102
TripAdvisor, Inc.* (a)	7,276	272,850
Wayfair, Inc., Class A*	2,140	149,586
		22,707,309
Internet Software & Services – 3.2%
Akamai Technologies, Inc.*	5,350	279,537
Alphabet, Inc., Class A*	7,062	7,295,328
Alphabet, Inc., Class C*	10,486	10,660,487
Bankrate, Inc.*	4,280	59,492
Blucora, Inc.*	14,338	311,135
Care.com, Inc.*	1,926	29,603
Cimpress NV*	2,568	280,272
Cornerstone OnDemand, Inc.* (a)	1,712	65,672
CoStar Group, Inc.*	1,498	443,033
eBay, Inc.*	26,108	982,705
Endurance International Group Holdings, Inc.*	13,054	107,043
Envestnet, Inc.*	1,712	91,421

Investments	Shares	Value
Internet Software & Services – (continued)
Etsy, Inc.*	2,996	$50,033
Facebook, Inc., Class A*	70,192	12,638,772
Gogo, Inc.* (a)	1,070	10,636
GrubHub, Inc.* (a)	3,424	208,932
IAC/InterActiveCorp*	1,070	138,083
j2 Global, Inc.(a)	3,852	285,587
LogMeIn, Inc.	2,140	259,047
Meet Group, Inc. (The)* (a)	5,778	19,587
MercadoLibre, Inc.(a)	642	154,279
NIC, Inc.(a)	2,354	40,018
Nutanix, Inc., Class A* (a)	2,782	79,287
Pandora Media, Inc.* (a)	18,832	137,662
Quotient Technology, Inc.*	2,354	36,840
SPS Commerce, Inc.* (a)	642	31,561
Stamps.com, Inc.*	1,284	288,130
Twilio, Inc., Class A* (a)	2,140	68,373
Twitter, Inc.*	15,622	322,126
VeriSign, Inc.*	2,782	299,121
Web.com Group, Inc.* (a)	12,412	299,129
XO Group, Inc.* (a)	2,354	46,986
Yelp, Inc.*	428	19,996
Zillow Group, Inc., Class A*	6,420	265,210
Zillow Group, Inc., Class C* (a)	2,782	114,841
		36,419,964
IT Services – 3.4%
Accenture plc, Class A	19,474	2,772,319
Acxiom Corp.*	2,568	64,611
Alliance Data Systems Corp.	2,354	526,660
Automatic Data Processing, Inc.	12,840	1,492,778
Black Knight, Inc.* (a)	2,230	101,131
Blackhawk Network Holdings, Inc.* (a)	9,202	312,408
Booz Allen Hamilton Holding Corp.	9,202	347,744
Broadridge Financial Solutions, Inc.	2,782	239,029
CACI International, Inc., Class A*	7,276	1,045,925
Cardtronics plc, Class A*	3,210	73,509
Cass Information Systems, Inc.(a)	428	27,606

See Accompanying Notes to the Financial Statements.

116	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
IT Services – (continued)
Cognizant Technology Solutions Corp., Class A	17,334	$1,311,664
Convergys Corp.	28,248	726,821
CoreLogic, Inc.*	6,206	291,061
CSG Systems International, Inc.	5,564	235,580
CSRA, Inc.	1,284	41,075
DST Systems, Inc.	4,280	250,894
DXC Technology Co.	9,416	861,752
EPAM Systems, Inc.*	1,926	175,555
Euronet Worldwide, Inc.*	3,638	351,576
Everi Holdings, Inc.* (a)	13,268	109,992
EVERTEC, Inc.	14,338	215,070
ExlService Holdings, Inc.*	1,284	80,147
Fidelity National Information Services, Inc.	6,634	615,370
First Data Corp., Class A*	32,742	583,135
Fiserv, Inc.*	7,276	941,733
FleetCor Technologies, Inc.*	2,568	424,413
Gartner, Inc.* (a)	2,782	348,612
Genpact Ltd.	6,848	208,522
Global Payments, Inc.	4,280	444,906
International Business Machines Corp.	41,516	6,395,955
Jack Henry & Associates, Inc.	1,926	212,110
Leidos Holdings, Inc.	5,350	334,482
ManTech International Corp., Class A	4,708	218,498
Mastercard, Inc., Class A	25,466	3,788,577
MAXIMUS, Inc.	4,494	298,536
MoneyGram International, Inc.* (a)	3,210	49,916
Net 1 UEPS Technologies, Inc.* (a)	7,918	72,291
Paychex, Inc.	8,560	546,042
PayPal Holdings, Inc.*	28,890	2,096,258
Perficient, Inc.*	12,840	249,738
Sabre Corp.(a)	214	4,186
Science Applications International Corp.	3,210	235,421
ServiceSource International, Inc.*	13,268	46,173

Investments	Shares	Value
IT Services – (continued)
Sykes Enterprises, Inc.*	10,272	$297,272
Syntel, Inc.* (a)	11,128	259,950
TeleTech Holdings, Inc.	4,494	187,175
Teradata Corp.* (a)	14,766	493,923
Total System Services, Inc.	5,136	370,049
Travelport Worldwide Ltd.	38,948	611,094
Unisys Corp.* (a)	214	1,873
Vantiv, Inc., Class A* (a)	3,210	224,700
Virtusa Corp.*	7,704	293,985
Visa, Inc., Class A	51,574	5,672,109
Western Union Co. (The)(a)	17,548	348,503
WEX, Inc.*	1,712	211,586
		38,742,000
Leisure Products – 0.1%
Acushnet Holdings Corp.(a)	5,778	106,720
American Outdoor Brands Corp.*	7,276	104,265
Brunswick Corp.	5,564	281,816
Callaway Golf Co.	5,778	83,376
Hasbro, Inc.(a)	2,996	277,400
Mattel, Inc.(a)	214	3,022
Nautilus, Inc.* (a)	428	5,564
Polaris Industries, Inc.(a)	2,568	304,128
Sturm Ruger & Co., Inc.(a)	2,782	137,848
Vista Outdoor, Inc.* (a)	7,490	156,616
		1,460,755
Life Sciences Tools & Services – 0.6%
Agilent Technologies, Inc.	5,778	393,077
Bio-Rad Laboratories, Inc., Class A*	214	47,035
Bio-Techne Corp.(a)	2,354	308,421
Bruker Corp.	5,136	161,271
Cambrex Corp.* (a)	4,280	185,110
Charles River Laboratories International, Inc.*	3,210	373,291
Illumina, Inc.*	3,852	790,392
INC Research Holdings, Inc., Class A*	856	48,920
Mettler-Toledo International, Inc.*	856	584,331
NeoGenomics, Inc.* (a)	4,494	38,963

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	117

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Life Sciences Tools & Services – (continued)
PerkinElmer, Inc.	1,926	$139,288
Quintiles IMS Holdings, Inc.*	5,136	555,202
Thermo Fisher Scientific, Inc.	11,342	2,198,420
VWR Corp.*	29,746	984,593
Waters Corp.*	1,498	293,683
		7,101,997
Machinery – 2.4%
Actuant Corp., Class A(a)	1,070	27,285
AGCO Corp.	3,210	220,110
Alamo Group, Inc.	856	90,308
Albany International Corp., Class A	3,852	232,468
Altra Industrial Motion Corp.	1,284	61,504
American Railcar Industries, Inc.(a)	1,284	51,103
Astec Industries, Inc.	1,712	88,938
Barnes Group, Inc.	6,848	445,736
Briggs & Stratton Corp.(a)	2,996	75,499
Caterpillar, Inc.	20,116	2,731,753
Chart Industries, Inc.* (a)	7,490	325,815
CIRCOR International, Inc.(a)	2,354	103,458
Colfax Corp.*	10,914	455,223
Columbus McKinnon Corp.	856	33,863
Crane Co.	5,992	498,055
Cummins, Inc.	8,346	1,476,240
Deere & Co.	10,486	1,393,380
Douglas Dynamics, Inc.(a)	2,140	89,773
Dover Corp.	5,564	531,306
Energy Recovery, Inc.* (a)	4,708	36,299
EnPro Industries, Inc.	1,070	89,602
ESCO Technologies, Inc.	642	37,204
Federal Signal Corp.	4,922	105,085
Flowserve Corp.(a)	642	28,293
Fortive Corp.	6,848	494,836
Franklin Electric Co., Inc.	1,498	68,159
Global Brass & Copper Holdings, Inc.	5,992	209,720
Gorman-Rupp Co. (The)	1,070	34,219
Graco, Inc.	856	112,812
Greenbrier Cos., Inc. (The)(a)	8,132	424,490
Hillenbrand, Inc.	11,342	448,576

Investments	Shares	Value
Machinery – (continued)
IDEX Corp.	1,498	$192,059
Illinois Tool Works, Inc.	10,272	1,607,773
Ingersoll-Rand plc	6,206	549,852
ITT, Inc.(a)	5,992	279,467
John Bean Technologies Corp.(a)	3,638	388,902
Kadant, Inc.	3,210	364,656
Lincoln Electric Holdings, Inc.	1,498	137,322
Lindsay Corp.(a)	214	19,594
Lydall, Inc.*	4,066	235,015
Manitowoc Co., Inc. (The)*	16,692	158,908
Meritor, Inc.*	21,186	551,048
Middleby Corp. (The)*	2,996	347,236
Mueller Industries, Inc.	4,708	163,603
Mueller Water Products, Inc., Class A	10,700	127,758
Navistar International Corp.*	16,906	715,293
NN, Inc.(a)	8,560	252,948
Nordson Corp.	856	108,447
Oshkosh Corp.	4,280	391,877
PACCAR, Inc.	15,194	1,089,866
Parker-Hannifin Corp.	4,922	898,806
Pentair plc	2,568	180,941
Proto Labs, Inc.*	428	37,343
RBC Bearings, Inc.*	1,712	211,980
Rexnord Corp.*	35,524	906,572
Snap-on, Inc.(a)	1,284	202,590
SPX Corp.*	20,972	614,270
SPX FLOW, Inc.*	10,486	432,338
Standex International Corp.	1,926	199,437
Stanley Black & Decker, Inc.	4,494	726,006
Sun Hydraulics Corp.	856	49,246
Tennant Co.	1,070	74,205
Terex Corp.(a)	10,272	483,914
Timken Co. (The)(a)	9,416	443,964
Titan International, Inc.	6,848	66,700
Toro Co. (The)	7,704	484,196
TriMas Corp.*	9,630	255,676
Trinity Industries, Inc.	49,862	1,621,512
Wabash National Corp.(a)	17,334	390,015
WABCO Holdings, Inc.*	1,498	221,060
Wabtec Corp.(a)	1,712	130,968

See Accompanying Notes to the Financial Statements.

118	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Machinery – (continued)
Watts Water Technologies, Inc., Class A	2,140	$144,236
Woodward, Inc.	4,280	330,972
Xylem, Inc.(a)	3,210	213,561
		28,023,244
Marine – 0.0%(c)
Kirby Corp.* (a)	428	30,324
Matson, Inc.	3,210	87,408
		117,732
Media – 2.3%
AMC Entertainment Holdings, Inc., Class A(a)	214	2,975
AMC Networks, Inc., Class A* (a)	22,684	1,154,162
CBS Corp. (Non-Voting), Class B	11,770	660,533
Charter Communications, Inc., Class A*	6,848	2,288,396
Cinemark Holdings, Inc.	4,280	155,535
Comcast Corp., Class A	132,680	4,780,460
Discovery Communications, Inc., Class A* (a)	16,264	307,064
Discovery Communications, Inc., Class C*	15,836	282,039
DISH Network Corp., Class A*	6,206	301,239
Entercom Communications Corp., Class A(a)	8,346	92,223
Entravision Communications Corp., Class A	12,840	66,768
EW Scripps Co. (The), Class A* (a)	9,202	159,563
Gannett Co., Inc.	856	7,447
Gray Television, Inc.*	2,996	46,648
IMAX Corp.* (a)	4,708	114,169
Interpublic Group of Cos., Inc. (The)	7,704	148,302
John Wiley & Sons, Inc., Class A	4,494	245,597
Liberty Broadband Corp., Class A*	8,774	756,407

Investments	Shares	Value
Media – (continued)
Liberty Media Corp.-Liberty Braves, Class C*	5,350	$126,314
Liberty Media Corp.-Liberty Formula One, Class A*	13,268	482,955
Liberty Media Corp.-Liberty Formula One, Class C*	1,926	73,458
Liberty Media Corp.-Liberty SiriusXM, Class A*	2,354	98,185
Liberty Media Corp.-Liberty SiriusXM, Class C*	5,136	213,915
Lions Gate Entertainment Corp., Class A*	2,140	62,103
Lions Gate Entertainment Corp., Class B*	2,140	59,192
Live Nation Entertainment, Inc.*	9,844	430,970
Meredith Corp.(a)	8,132	430,996
MSG Networks, Inc., Class A*	14,552	252,477
National CineMedia, Inc.(a)	8,132	54,728
New Media Investment Group, Inc.(a)	16,692	266,571
New York Times Co. (The), Class A(a)	12,626	241,157
News Corp., Class A	4,280	58,465
News Corp., Class B	1,284	17,848
Nexstar Media Group, Inc., Class A(a)	2,140	136,532
Omnicom Group, Inc.(a)	3,638	244,437
Regal Entertainment Group, Class A(a)	16,264	265,916
Scholastic Corp.	4,066	150,198
Scripps Networks Interactive, Inc., Class A	5,136	427,726
Sinclair Broadcast Group, Inc., Class A(a)	13,910	440,947
Sirius XM Holdings, Inc.(a)	56,068	305,010
TEGNA, Inc.	2,996	36,641
Time Warner, Inc.	20,330	1,998,236
Time, Inc.	8,132	94,331
Tribune Media Co., Class A	23,968	981,010
Twenty-First Century Fox, Inc., Class A	43,228	1,130,412

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	119

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Media – (continued)
Twenty-First Century Fox, Inc., Class B	13,696	$348,563
Viacom, Inc., Class A(a)	2,782	83,599
Viacom, Inc., Class B	24,610	591,378
Walt Disney Co. (The)	43,870	4,290,925
World Wrestling Entertainment, Inc., Class A	3,424	90,839
		26,055,561
Metals & Mining – 0.8%
AK Steel Holding Corp.* (a)	71,262	327,093
Alcoa Corp.*	1,926	92,024
Allegheny Technologies, Inc.* (a)	18,404	463,413
Carpenter Technology Corp.(a)	7,490	372,927
Century Aluminum Co.* (a)	18,404	257,656
Cleveland-Cliffs, Inc.* (a)	142,738	850,718
Coeur Mining, Inc.*	19,474	147,808
Commercial Metals Co.	31,458	612,802
Compass Minerals International, Inc.(a)	2,354	154,422
Freeport-McMoRan, Inc.*	56,496	789,814
Hecla Mining Co.	43,228	204,036
Kaiser Aluminum Corp.	3,210	318,368
Materion Corp.	1,284	65,933
McEwen Mining, Inc.* (a)	15,408	29,891
Newmont Mining Corp.	18,832	680,965
Nucor Corp.	9,844	569,279
Reliance Steel & Aluminum Co.	428	32,888
Royal Gold, Inc.	1,926	161,996
Schnitzer Steel Industries, Inc., Class A	9,202	270,999
Steel Dynamics, Inc.	2,996	111,481
SunCoke Energy, Inc.* (a)	31,672	351,242
TimkenSteel Corp.* (a)	24,824	347,536
United States Steel Corp.(a)	49,434	1,251,669
Worthington Industries, Inc.	14,124	642,642
		9,107,602

Investments	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) – 0.8%
AG Mortgage Investment Trust, Inc.	14,980	$281,774
AGNC Investment Corp.	31,886	641,865
Annaly Capital Management, Inc.	76,398	875,521
Anworth Mortgage Asset Corp.	8,346	46,654
Apollo Commercial Real Estate Finance, Inc.(a)	17,120	309,358
ARMOUR Residential REIT, Inc.	15,622	391,331
Blackstone Mortgage Trust, Inc., Class A(a)	32,956	1,048,990
Chimera Investment Corp.	47,936	877,229
CYS Investments, Inc.	58,422	467,376
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,498	36,042
Invesco Mortgage Capital, Inc.	32,742	563,817
Ladder Capital Corp.	20,972	281,864
MFA Financial, Inc.	129,684	1,068,596
MTGE Investment Corp.(a)	6,634	120,075
New Residential Investment Corp.	34,026	599,878
New York Mortgage Trust, Inc.(a)	42,158	254,213
Orchid Island Capital, Inc.(a)	4,280	42,629
PennyMac Mortgage Investment Trust	20,758	333,373
Redwood Trust, Inc.(a)	17,120	268,955
Resource Capital Corp.(a)	6,206	63,674
Starwood Property Trust, Inc.	4,280	92,063
Two Harbors Investment Corp.	92,020	901,796
Western Asset Mortgage Capital Corp.	5,350	53,875
		9,620,948
Multiline Retail – 0.5%
Big Lots, Inc.(a)	16,478	845,486
Dillard’s, Inc., Class A(a)	4,708	239,166
Dollar General Corp.	10,486	847,688
Dollar Tree, Inc.*	14,766	1,347,397

See Accompanying Notes to the Financial Statements.

120	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Multiline Retail – (continued)
Fred’s, Inc., Class A(a)	5,136	$22,650
JC Penney Co., Inc.* (a)	25,466	71,305
Kohl’s Corp.(a)	6,420	268,099
Nordstrom, Inc.(a)	5,778	229,098
Sears Holdings Corp.* (a)	22,256	122,631
Target Corp.	30,388	1,794,108
		5,787,628
Multi-Utilities – 0.9%
Ameren Corp.	9,630	596,964
Avista Corp.	14,766	771,376
Black Hills Corp.(a)	4,280	279,313
CenterPoint Energy, Inc.	11,128	329,166
CMS Energy Corp.	6,206	300,184
Consolidated Edison, Inc.(a)	11,984	1,031,223
Dominion Energy, Inc.(a)	15,836	1,284,933
DTE Energy Co.	7,490	827,346
MDU Resources Group, Inc.	5,992	163,881
NiSource, Inc.	9,844	259,586
NorthWestern Corp.	10,486	621,610
Public Service Enterprise Group, Inc.	23,326	1,147,639
SCANA Corp.	3,210	138,480
Sempra Energy	5,778	678,915
Unitil Corp.	2,568	133,536
Vectren Corp.	6,848	466,623
WEC Energy Group, Inc.	11,342	764,337
		9,795,112
Oil, Gas & Consumable Fuels – 4.2%
Anadarko Petroleum Corp.	8,988	443,738
Andeavor	9,630	1,023,091
Antero Resources Corp.* (a)	10,272	199,277
Apache Corp.(a)	12,626	522,338
Arch Coal, Inc., Class A(a)	8,132	621,447
Bill Barrett Corp.*	44,726	220,499
Cabot Oil & Gas Corp.	15,836	438,657
California Resources Corp.* (a)	428	4,721
Callon Petroleum Co.* (a)	14,124	156,635
Carrizo Oil & Gas, Inc.* (a)	4,708	83,285
Cheniere Energy, Inc.*	7,062	330,078

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Chesapeake Energy Corp.* (a)	35,310	$137,709
Chevron Corp.	55,854	6,472,920
Cimarex Energy Co.	3,210	375,345
Concho Resources, Inc.*	3,424	459,535
ConocoPhillips	34,240	1,751,376
CONSOL Energy, Inc.* (a)	13,696	220,916
Continental Resources, Inc.*	4,066	165,527
CVR Energy, Inc.	642	17,623
Delek US Energy, Inc.	18,404	479,424
Devon Energy Corp.	13,482	497,486
Diamondback Energy, Inc.* (a)	2,782	298,119
Eclipse Resources Corp.*	27,820	61,760
Energen Corp.*	856	44,255
EOG Resources, Inc.	20,972	2,094,474
EP Energy Corp., Class A* (a)	23,968	64,714
EQT Corp.	6,634	414,890
Exxon Mobil Corp.	122,408	10,202,707
Gener8 Maritime, Inc.*	5,564	25,650
Gran Tierra Energy, Inc.* (a)	128,828	279,557
Green Plains, Inc.	11,984	220,506
Gulfport Energy Corp.*	59,278	812,109
Halcon Resources Corp.*	13,054	85,895
Hess Corp.(a)	214	9,450
HollyFrontier Corp.	18,190	672,120
Kinder Morgan, Inc.	57,994	1,050,271
Kosmos Energy Ltd.* (a)	4,066	31,227
Marathon Oil Corp.	53,072	754,684
Marathon Petroleum Corp.	25,252	1,508,554
Matador Resources Co.* (a)	5,136	136,361
Murphy Oil Corp.(a)	856	22,898
NACCO Industries, Inc., Class A(a)	428	17,805
Newfield Exploration Co.* (a)	4,280	131,781
Noble Energy, Inc.	1,712	47,713
Oasis Petroleum, Inc.*	83,460	788,697
Occidental Petroleum Corp.	25,680	1,658,158
ONEOK, Inc.	17,120	929,102
Pacific Ethanol, Inc.*	4,280	20,544

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	121

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Parsley Energy, Inc., Class A*	6,634	$176,464
PBF Energy, Inc., Class A(a)	49,220	1,425,903
PDC Energy, Inc.* (a)	1,284	65,394
Peabody Energy Corp.*	31,886	984,959
Phillips 66	16,692	1,520,307
Pioneer Natural Resources Co.	4,494	672,617
Range Resources Corp.	214	3,876
Renewable Energy Group, Inc.* (a)	4,708	56,967
Resolute Energy Corp.* (a)	4,066	122,102
REX American Resources Corp.*	1,284	113,223
Rice Energy, Inc.*	14,980	424,683
RSP Permian, Inc.*	1,926	66,274
Sanchez Energy Corp.* (a)	214	927
SandRidge Energy, Inc.* (a)	1,498	28,117
SM Energy Co.	6,848	146,068
Southwestern Energy Co.* (a)	190,032	1,054,678
SRC Energy, Inc.* (a)	3,424	32,665
Targa Resources Corp.	5,992	248,668
Valero Energy Corp.	19,474	1,536,304
Whiting Petroleum Corp.*	48,792	293,240
WildHorse Resource Development Corp.*	4,708	61,251
Williams Cos., Inc. (The)	35,524	1,012,434
World Fuel Services Corp.	31,886	886,431
WPX Energy, Inc.*	34,454	388,641
		48,327,821
Paper & Forest Products – 0.3%
Boise Cascade Co.*	5,350	189,658
Clearwater Paper Corp.* (a)	4,066	187,646
Domtar Corp.	19,902	941,763
KapStone Paper and Packaging Corp.	25,466	571,966
Louisiana-Pacific Corp.*	36,166	982,992
Mercer International, Inc.	17,762	261,101
Neenah Paper, Inc.	2,568	222,902
PH Glatfelter Co.(a)	2,568	53,825

Investments	Shares	Value
Paper & Forest Products – (continued)
Resolute Forest Products, Inc.*	1,070	$6,367
Schweitzer-Mauduit International, Inc.	4,280	180,744
		3,598,964
Personal Products – 0.2%
Avon Products, Inc.*	14,766	33,666
Coty, Inc., Class A(a)	7,276	112,050
Edgewell Personal Care Co.* (a)	856	55,580
Estee Lauder Cos., Inc. (The), Class A	5,778	646,038
Herbalife Ltd.*	5,564	404,058
Inter Parfums, Inc.	2,354	108,990
Medifast, Inc.	1,284	80,122
Natural Health Trends Corp.(a)	856	16,487
Nu Skin Enterprises, Inc., Class A	7,062	449,214
Revlon, Inc., Class A* (a)	2,354	52,965
USANA Health Sciences, Inc.*	1,498	98,419
		2,057,589
Pharmaceuticals – 3.2%
Aerie Pharmaceuticals, Inc.* (a)	1,070	66,072
Akorn, Inc.*	11,984	390,319
Allergan plc	8,560	1,517,089
Bristol-Myers Squibb Co.	51,360	3,166,858
Collegium Pharmaceutical, Inc.* (a)	6,420	66,319
Depomed, Inc.*	2,354	11,393
Eli Lilly & Co.	30,388	2,489,993
Endo International plc*	30,816	196,606
Horizon Pharma plc* (a)	28,248	383,043
Impax Laboratories, Inc.* (a)	2,782	50,493
Innoviva, Inc.* (a)	21,614	264,555
Jazz Pharmaceuticals plc* (a)	2,568	363,449
Johnson & Johnson	82,390	11,485,990
Lannett Co., Inc.* (a)	10,058	200,154
Medicines Co. (The)* (a)	3,210	92,255

See Accompanying Notes to the Financial Statements.

122	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Pharmaceuticals – (continued)
Merck & Co., Inc.	82,390	$4,538,865
Mylan NV*	14,552	519,652
Nektar Therapeutics*	5,778	139,192
Pacira Pharmaceuticals, Inc.*	3,638	116,598
Perrigo Co. plc	6,634	537,288
Pfizer, Inc.	280,126	9,821,218
Prestige Brands Holdings, Inc.* (a)	3,638	170,622
Supernus Pharmaceuticals, Inc.*	428	17,805
Zoetis, Inc.	11,984	764,819
		37,370,647
Professional Services – 0.5%
CBIZ, Inc.*	10,058	170,483
Dun & Bradstreet Corp. (The)	642	75,005
Equifax, Inc.	2,782	301,930
Exponent, Inc.	2,568	189,647
Forrester Research, Inc.	428	18,704
FTI Consulting, Inc.* (a)	7,276	311,049
GP Strategies Corp.*	1,070	31,084
Heidrick & Struggles International, Inc.	1,498	37,225
Huron Consulting Group, Inc.* (a)	214	7,832
ICF International, Inc.*	3,638	195,361
IHS Markit Ltd.* (a)	4,066	173,252
Insperity, Inc.	2,140	203,086
Kelly Services, Inc., Class A	2,782	73,194
Kforce, Inc.	3,210	67,250
Korn/Ferry International	11,128	465,484
ManpowerGroup, Inc.	1,284	158,292
Mistras Group, Inc.* (a)	214	4,496
Navigant Consulting, Inc.*	15,836	274,121
Nielsen Holdings plc	8,346	309,386
On Assignment, Inc.*	17,120	1,048,086
Resources Connection, Inc.	2,996	47,187
Robert Half International, Inc.	2,354	121,867
RPX Corp.*	8,774	114,237
TriNet Group, Inc.*	2,140	74,301
TrueBlue, Inc.*	15,836	429,156
Verisk Analytics, Inc.*	3,638	309,412

Investments	Shares	Value
Professional Services – (continued)
WageWorks, Inc.*	1,712	$109,140
		5,320,267
Real Estate Management & Development – 0.1%
CBRE Group, Inc., Class A*	5,564	218,776
HFF, Inc., Class A	2,996	131,404
Howard Hughes Corp. (The)*	856	109,251
Jones Lang LaSalle, Inc.	2,140	277,109
Kennedy-Wilson Holdings, Inc.(a)	2,568	49,948
Realogy Holdings Corp.	15,836	511,978
St Joe Co. (The)*	7,062	125,704
		1,424,170
Road & Rail – 1.0%
AMERCO(a)	642	252,075
ArcBest Corp.	7,276	237,198
Avis Budget Group, Inc.* (a)	23,754	979,853
CSX Corp.	33,598	1,694,347
Genesee & Wyoming, Inc., Class A*	428	30,722
Heartland Express, Inc.	2,996	63,905
Hertz Global Holdings, Inc.* (a)	30,602	761,072
JB Hunt Transport Services, Inc.	1,498	159,372
Kansas City Southern	1,284	133,818
Knight-Swift Transportation Holdings, Inc.* (a)	12,626	523,348
Landstar System, Inc.	2,782	274,723
Marten Transport Ltd.	7,276	142,973
Norfolk Southern Corp.	11,128	1,462,442
Old Dominion Freight Line, Inc.	3,424	414,749
Ryder System, Inc.	13,268	1,075,769
Saia, Inc.*	6,634	429,883
Union Pacific Corp.	20,758	2,403,569
Werner Enterprises, Inc.(a)	1,070	38,145
		11,077,963
Semiconductors & Semiconductor Equipment – 3.5%
Advanced Energy Industries, Inc.*	5,350	453,252

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	123

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Semiconductors & Semiconductor Equipment – (continued)
Advanced Micro Devices, Inc.* (a)	51,146	$561,839
Ambarella, Inc.* (a)	428	24,156
Amkor Technology, Inc.*	26,536	307,022
Analog Devices, Inc.	7,490	683,837
Applied Materials, Inc.	34,668	1,956,315
Broadcom Ltd.	10,914	2,880,314
Brooks Automation, Inc.	4,494	154,549
Cabot Microelectronics Corp.	1,926	186,186
Cavium, Inc.*	4,708	324,805
CEVA, Inc.*	214	10,336
Cirrus Logic, Inc.*	7,918	443,408
Cypress Semiconductor Corp.(a)	38,520	610,927
Diodes, Inc.*	856	29,395
Entegris, Inc.	15,194	497,604
First Solar, Inc.*	3,210	175,972
FormFactor, Inc.*	13,696	249,267
Inphi Corp.* (a)	2,140	87,697
Integrated Device Technology, Inc.* (a)	11,556	359,045
Intel Corp.	211,218	9,608,307
IXYS Corp.*	856	21,143
KLA-Tencor Corp.	1,926	209,722
Kulicke & Soffa Industries, Inc.*	4,280	96,942
Lam Research Corp.	6,206	1,294,385
Lattice Semiconductor Corp.*	6,848	40,061
MACOM Technology Solutions Holdings, Inc.* (a)	856	34,993
Marvell Technology Group Ltd.(a)	14,980	276,681
Maxim Integrated Products, Inc.	7,276	382,281
MaxLinear, Inc.* (a)	8,774	214,700
Microchip Technology, Inc.(a)	3,638	344,882
Micron Technology, Inc.*	50,932	2,256,797
Microsemi Corp.*	11,984	639,586

Investments	Shares	Value
Semiconductors & Semiconductor Equipment – (continued)
MKS Instruments, Inc.	4,708	$511,524
Monolithic Power Systems, Inc.	3,210	390,561
Nanometrics, Inc.*	214	6,050
NeoPhotonics Corp.* (a)	3,424	17,839
NVIDIA Corp.	16,906	3,496,330
ON Semiconductor Corp.* (a)	11,128	237,249
PDF Solutions, Inc.* (a)	856	12,540
Photronics, Inc.* (a)	8,774	85,108
Power Integrations, Inc.(a)	1,498	120,364
Qorvo, Inc.*	8,774	665,157
QUALCOMM, Inc.	73,616	3,755,152
Rambus, Inc.* (a)	10,272	151,101
Rudolph Technologies, Inc.*	1,498	41,569
Silicon Laboratories, Inc.* (a)	2,354	223,395
Skyworks Solutions, Inc.	4,708	536,053
SolarEdge Technologies, Inc.*	6,420	210,897
SunPower Corp.* (a)	18,190	129,513
Synaptics, Inc.*	2,996	111,212
Teradyne, Inc.	6,634	284,532
Texas Instruments, Inc.	28,034	2,710,607
Veeco Instruments, Inc.* (a)	8,988	162,233
Xcerra Corp.*	1,070	10,540
Xilinx, Inc.	5,350	394,242
Xperi Corp.	4,494	103,362
		39,783,536
Software – 3.9%
8x8, Inc.*	6,634	88,564
ACI Worldwide, Inc.* (a)	10,058	242,197
Activision Blizzard, Inc.	19,902	1,303,382
Adobe Systems, Inc.*	12,626	2,211,570
ANSYS, Inc.*	2,568	351,071
Aspen Technology, Inc.*	5,564	358,989
Autodesk, Inc.*	4,708	588,312
Blackbaud, Inc.(a)	3,638	368,529
Bottomline Technologies de, Inc.* (a)	428	13,936
BroadSoft, Inc.* (a)	1,070	58,689
CA, Inc.	20,544	665,215

See Accompanying Notes to the Financial Statements.

124	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Software – (continued)
Cadence Design Systems, Inc.*	5,350	$230,906
Callidus Software, Inc.*	3,424	86,798
CDK Global, Inc.	3,852	244,833
Citrix Systems, Inc.*	4,280	353,571
Dell Technologies, Inc., Class V*	5,136	425,107
Digimarc Corp.* (a)	642	22,919
Ebix, Inc.(a)	3,852	261,743
Electronic Arts, Inc.*	7,918	946,993
Ellie Mae, Inc.*	2,568	230,992
Fair Isaac Corp.	1,926	279,578
FireEye, Inc.* (a)	5,350	90,522
Fortinet, Inc.*	8,560	337,350
Glu Mobile, Inc.* (a)	34,668	139,019
Guidewire Software, Inc.* (a)	2,140	171,157
Imperva, Inc.*	1,712	73,102
Intuit, Inc.	7,490	1,131,140
Manhattan Associates, Inc.*	3,424	143,329
Microsoft Corp.	225,984	18,797,349
MicroStrategy, Inc., Class A*	856	113,215
Monotype Imaging Holdings, Inc.(a)	1,712	39,462
Nuance Communications, Inc.* (a)	9,416	138,792
Oracle Corp.	91,592	4,662,033
Pegasystems, Inc.(a)	2,782	162,191
Progress Software Corp.	3,210	135,879
Proofpoint, Inc.* (a)	2,568	237,309
PTC, Inc.* (a)	7,704	511,931
Qualys, Inc.*	1,284	67,924
RealPage, Inc.* (a)	214	9,266
Red Hat, Inc.*	4,066	491,295
salesforce.com, Inc.*	22,256	2,277,679
ServiceNow, Inc.* (a)	2,782	351,561
Silver Spring Networks, Inc.* (a)	5,778	93,141
Snap, Inc., Class A* (a)	4,922	75,503
Splunk, Inc.* (a)	3,638	244,837
SS&C Technologies Holdings, Inc.(a)	7,276	292,495

Investments	Shares	Value
Software – (continued)
Symantec Corp.	14,980	$486,850
Synchronoss Technologies, Inc.* (a)	20,116	227,914
Synopsys, Inc.*	3,852	333,275
Tableau Software, Inc., Class A* (a)	2,568	208,239
Take-Two Interactive Software, Inc.*	5,778	639,336
TiVo Corp.(a)	57,994	1,052,591
Tyler Technologies, Inc.* (a)	1,712	303,520
Ultimate Software Group, Inc. (The)* (a)	1,498	303,480
VASCO Data Security International, Inc.*	2,782	37,835
Verint Systems, Inc.*	17,548	740,526
Workday, Inc., Class A* (a)	2,996	332,526
Zendesk, Inc.*	2,568	79,608
		44,867,075
Specialty Retail – 2.3%
Aaron’s, Inc.	20,116	740,269
Abercrombie & Fitch Co., Class A(a)	21,614	290,276
Advance Auto Parts, Inc.	1,070	87,462
American Eagle Outfitters, Inc.	80,250	1,044,855
Asbury Automotive Group, Inc.*	8,132	499,305
AutoNation, Inc.* (a)	7,062	334,739
AutoZone, Inc.*	642	378,459
Bed Bath & Beyond, Inc.	214	4,259
Best Buy Co., Inc.	10,914	610,966
Big 5 Sporting Goods Corp.(a)	642	4,077
Buckle, Inc. (The)(a)	214	3,520
Burlington Stores, Inc.*	4,494	421,942
Caleres, Inc.	12,412	339,220
Camping World Holdings, Inc., Class A	4,494	188,838
CarMax, Inc.* (a)	11,556	867,856
Cato Corp. (The), Class A	214	2,752
Chico’s FAS, Inc.(a)	2,996	23,938
Children’s Place, Inc. (The)	1,926	209,549
Citi Trends, Inc.	2,140	46,566

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	125

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Specialty Retail – (continued)
Conn’s, Inc.* (a)	7,062	$217,157
Dick’s Sporting Goods, Inc.(a)	2,354	57,602
DSW, Inc., Class A(a)	7,276	139,335
Finish Line, Inc. (The), Class A	214	1,984
Five Below, Inc.*	1,498	82,764
Foot Locker, Inc.	1,284	38,623
GameStop Corp., Class A(a)	50,076	935,920
Gap, Inc. (The)(a)	8,774	228,036
GNC Holdings, Inc., Class A(a)	1,498	10,246
Group 1 Automotive, Inc.(a)	6,420	504,419
Haverty Furniture Cos., Inc.(a)	856	20,416
Hibbett Sports, Inc.*	214	2,739
Home Depot, Inc. (The)	35,096	5,818,215
L Brands, Inc.(a)	3,210	138,158
Lithia Motors, Inc., Class A(a)	8,132	920,380
Lowe’s Cos., Inc.	26,964	2,155,772
Lumber Liquidators Holdings, Inc.* (a)	7,062	217,368
MarineMax, Inc.* (a)	2,568	47,636
Michaels Cos., Inc. (The)* (a)	12,198	236,885
Monro, Inc.	1,926	95,048
Murphy USA, Inc.* (a)	5,136	381,913
Office Depot, Inc.	179,546	556,593
O’Reilly Automotive, Inc.*	2,354	496,576
Party City Holdco, Inc.* (a)	13,910	155,096
Penske Automotive Group, Inc.(a)	10,058	468,904
Pier 1 Imports, Inc.	34,882	145,109
Rent-A-Center, Inc.(a)	19,474	193,572
Restoration Hardware Holdings, Inc.* (a)	5,350	481,072
Ross Stores, Inc.	10,486	665,756
Sally Beauty Holdings, Inc.* (a)	51,360	889,042
Select Comfort Corp.* (a)	3,852	125,190
Shoe Carnival, Inc.	428	8,034
Signet Jewelers Ltd.(a)	214	14,032

Investments	Shares	Value
Specialty Retail – (continued)
Sonic Automotive, Inc., Class A(a)	15,836	$314,345
Tiffany & Co.	1,712	160,277
TJX Cos., Inc. (The)	23,326	1,628,155
Tractor Supply Co.(a)	6,634	399,765
Ulta Beauty, Inc.*	1,712	345,464
Urban Outfitters, Inc.* (a)	40,874	1,002,230
Vitamin Shoppe, Inc.*	214	984
Williams-Sonoma, Inc.(a)	3,852	198,763
Zumiez, Inc.*	5,350	94,428
		26,692,851
Technology Hardware, Storage & Peripherals – 2.8%
3D Systems Corp.* (a)	15,408	190,751
Apple, Inc.	156,220	26,407,429
Cray, Inc.*	2,140	44,191
Diebold Nixdorf, Inc.(a)	9,202	177,598
Eastman Kodak Co.* (a)	11,342	60,680
Electronics For Imaging, Inc.* (a)	3,852	118,873
Hewlett Packard Enterprise Co.	78,538	1,093,249
HP, Inc.	67,624	1,457,297
NCR Corp.* (a)	9,630	309,027
NetApp, Inc.	12,412	551,341
Pure Storage, Inc., Class A*	17,334	284,797
Seagate Technology plc	10,700	395,579
Super Micro Computer, Inc.*	3,210	63,879
Western Digital Corp.	11,984	1,069,812
Xerox Corp.	11,342	343,776
		32,568,279
Textiles, Apparel & Luxury Goods – 0.8%
Carter’s, Inc.(a)	3,638	351,904
Columbia Sportswear Co.(a)	2,568	160,192
Crocs, Inc.* (a)	3,638	37,108
Deckers Outdoor Corp.*	11,128	759,375
G-III Apparel Group Ltd.* (a)	4,494	113,878
Hanesbrands, Inc.(a)	16,692	375,570
Lululemon Athletica, Inc.*	2,568	157,958
Michael Kors Holdings Ltd.*	11,128	543,158
Movado Group, Inc.(a)	3,424	94,845
NIKE, Inc., Class B	40,874	2,247,661

See Accompanying Notes to the Financial Statements.

126	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Textiles, Apparel & Luxury Goods – (continued)
Oxford Industries, Inc.(a)	3,852	$248,839
Perry Ellis International, Inc.*	1,498	34,888
PVH Corp.	5,564	705,571
Skechers U.S.A., Inc., Class A*	45,368	1,448,146
Steven Madden Ltd.*	3,638	141,882
Tapestry, Inc.	7,062	289,189
Under Armour, Inc., Class A* (a)	1,712	21,434
Under Armour, Inc., Class C* (a)	1,712	19,739
Unifi, Inc.*	856	32,571
Vera Bradley, Inc.* (a)	11,984	86,285
VF Corp.	13,910	968,831
Wolverine World Wide, Inc.	31,030	847,119
		9,686,143
Thrifts & Mortgage Finance – 0.7%
Beneficial Bancorp, Inc.	4,708	77,682
BofI Holding, Inc.* (a)	17,334	466,285
Capitol Federal Financial, Inc.	1,070	14,755
Dime Community Bancshares, Inc.(a)	14,766	325,590
Essent Group Ltd.*	19,902	848,223
Federal Agricultural Mortgage Corp., Class C	4,280	317,747
Flagstar Bancorp, Inc.*	7,918	295,896
HomeStreet, Inc.*	5,564	161,634
LendingTree, Inc.*	428	114,725
MGIC Investment Corp.*	125,190	1,790,217
Nationstar Mortgage Holdings, Inc.* (a)	17,334	337,493
New York Community Bancorp, Inc.	2,782	34,942
Northfield Bancorp, Inc.	4,280	73,017
Northwest Bancshares, Inc.	13,482	227,441
Ocwen Financial Corp.* (a)	27,820	97,092
Oritani Financial Corp.(a)	856	14,509
PHH Corp.*	7,490	98,943
Provident Financial Services, Inc.	11,770	320,144

Investments	Shares	Value
Thrifts & Mortgage Finance – (continued)
Radian Group, Inc.	71,262	$1,493,652
TFS Financial Corp.	2,354	36,299
TrustCo Bank Corp.(a)	16,264	149,222
United Financial Bancorp, Inc.	2,354	43,102
Walker & Dunlop, Inc.*	9,416	516,844
Washington Federal, Inc.(a)	13,482	469,174
WSFS Financial Corp.	4,494	223,352
		8,547,980
Tobacco – 0.8%
Altria Group, Inc.	53,714	3,449,513
Philip Morris International, Inc.	48,364	5,060,809
Universal Corp.	7,918	454,097
Vector Group Ltd.	10,111	210,107
		9,174,526
Trading Companies & Distributors – 0.7%
Air Lease Corp.(a)	29,532	1,283,165
Aircastle Ltd.	21,614	502,742
Applied Industrial Technologies, Inc.	4,708	299,664
Beacon Roofing Supply, Inc.*	5,564	308,301
BMC Stock Holdings, Inc.*	10,272	220,334
DXP Enterprises, Inc.* (a)	3,424	109,808
Fastenal Co.	1,498	70,361
GATX Corp.(a)	16,478	978,958
H&E Equipment Services, Inc.	4,494	148,032
HD Supply Holdings, Inc.*	1,712	60,588
Herc Holdings, Inc.*	1,498	72,593
Kaman Corp.(a)	5,350	299,279
MRC Global, Inc.*	22,470	385,361
MSC Industrial Direct Co., Inc., Class A	2,996	248,368
NOW, Inc.* (a)	428	5,359
Rush Enterprises, Inc., Class A*	10,700	543,346
Triton International Ltd.*	5,778	230,542
United Rentals, Inc.*	3,852	544,981
Univar, Inc.*	15,194	452,022
Veritiv Corp.*	856	27,520

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	127

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Trading Companies & Distributors – (continued)
Watsco, Inc.(a)	1,926	$320,814
WESCO International, Inc.*	10,486	662,191
WW Grainger, Inc.	428	84,616
		7,858,945
Transportation Infrastructure – 0.0%(c)
Macquarie Infrastructure Corp.	428	29,768
Wesco Aircraft Holdings, Inc.* (a)	13,482	122,012
		151,780
Water Utilities – 0.1%
American States Water Co.	4,066	218,548
American Water Works Co., Inc.	3,424	300,490
Aqua America, Inc.	1,926	68,334
California Water Service Group	4,066	170,772
Connecticut Water Service, Inc.(a)	428	26,545
SJW Group	642	38,077
		822,766
Wireless Telecommunication Services – 0.1%
Boingo Wireless, Inc.*	4,066	95,063
Shenandoah Telecommunications Co.	7,062	268,356
Spok Holdings, Inc.	2,354	39,900
Sprint Corp.* (a)	32,956	215,532
Telephone & Data Systems, Inc.	8,774	255,762
T-Mobile US, Inc.*	6,206	370,933
United States Cellular Corp.*	856	31,321
		1,276,867
Total Common Stocks (Cost $773,836,305)		1,140,168,051

Investments	No. of Rights	Value
RIGHTS – 0.0%(c)
Biotechnology – 0.0%(c)
Dyax Corp., CVR* ‡ (d)	7,175	$13,561
Media – 0.0%(c)
Media General, Inc., CVR* ‡ (d)	22,261	2,226
Total Rights (Cost $–)		15,787
	Principal Amount
SECURITIES LENDING REINVESTMENTS(e) – 9.1%
CERTIFICATES OF DEPOSIT – 5.2%
ABN Amro Bank NV 1.46%, 1/5/2018	$1,500,000	1,496,430
Bank of Nova Scotia, Houston (ICE LIBOR USD 3 Month + 0.14%), 1.46%, 5/24/2018(f)	3,000,000	3,000,339
BNP Paribas, New York (ICE LIBOR USD 1 Month + 0.15%), 1.39%, 12/1/2017(f)	6,000,000	6,000,000
Credit Suisse, New York 1.43%, 4/16/2018	4,000,000	3,999,808
Industrial & Commercial Bank of China Ltd., New York Branch 1.52%, 11/20/2017	2,000,000	2,000,000
KBC Bank NV, Brussels 1.50%, 1/18/2018	3,500,000	3,500,560
Landesbank Baden-Wurttemberg, London 1.33%, 11/22/2017	4,000,000	3,996,912
Mitsubishi UFJ Trust & Banking Corp., New York (ICE LIBOR USD 1 Month + 0.19%), 1.43%, 3/8/2018(f)	3,000,000	3,000,204

See Accompanying Notes to the Financial Statements.

128	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(e) – (continued)
CERTIFICATES OF DEPOSIT – (continued)
Mizuho Bank Ltd., New York 1.42%, 3/7/2018	$1,000,000	$999,929
(ICE LIBOR USD 1 Month + 0.20%), 1.44%, 4/11/2018(f)	2,000,000	2,001,825
National Bank of Canada, New York 1.36%, 3/16/2018	2,000,000	2,000,070
Norinchukin Bank, New York 1.40%, 4/17/2018	4,000,000	3,999,620
OCBC, New York 1.37%, 3/20/2018	2,000,000	1,999,996
Standard Chartered, New York 1.45%, 5/1/2018	3,500,000	3,500,000
Sumitomo Mitsui Trust Bank Ltd., New York (ICE LIBOR USD 1 Month + 0.19%), 1.42%, 11/3/2017(f)	2,500,000	2,500,000
1.43%, 4/26/2018	1,000,000	1,000,000
Swedbank, New York 1.16%, 11/2/2017	2,000,000	2,000,000
The Chiba Bank Ltd., New York Branch 1.36%, 11/6/2017	4,000,000	4,000,000
The Sumitomo Bank Ltd., New York 1.42%, 1/22/2018	2,500,000	2,500,122
1.44%, 4/11/2018	2,000,000	1,999,908
Toronto Dominion, New York 1.30%, 12/13/2017	2,000,000	2,000,000
Wells Fargo Bank (San Francisco) NA (ICE LIBOR USD 3 Month + 0.14%), 1.51%, 10/26/2018(f)	3,000,000	3,000,000
Total Certificates of Deposit (Cost $60,493,016)		60,495,723

Investments	Principal Amount	Value
COMMERCIAL PAPER – 0.9%
Bank of China, Hong Kong Branch 1.56%, 12/11/2017	$2,500,000	$2,495,667
GE Capital Treasury Services LLC (ICE LIBOR USD 1 Month + 0.08%), 1.32%, 12/14/2017(f)	3,500,000	3,500,000
Union Bank of Switzerland (ICE LIBOR USD 1 Month + 0.21%), 1.41%, 5/2/2018(f) (g)	4,000,000	4,000,772
Total Commercial Paper (Cost $9,995,667)		9,996,439

FUNDING AGREEMENTS – 0.3%
United of Omaha Life Insurance 1.37%, 11/30/2017 (Cost $3,000,000)	3,000,000	3,000,000

REPURCHASE AGREEMENTS – 2.7%
Citigroup Global Markets, Inc., 1.34%, dated 10/31/2017, due 11/1/2017, repurchase price $10,000,372, collateralized by various Common Stocks; total market value $11,000,011	10,000,000	10,000,000
Citigroup Global Markets, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $1,602,301, collateralized by various U.S. Treasury Securities, 1.25%, maturing 7/15/2020; total market value $1,634,300	1,602,254	1,602,254

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	129

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(e) – (continued)
REPURCHASE AGREEMENTS – (continued)
Deutsche Bank AG, London Branch, 1.55%, dated 10/31/2017, due 11/1/2017, repurchase price $13,100,564, collateralized by various U.S. Treasury Securities, 1.38%, maturing 1/31/2020; Common Stocks; total market value $14,563,595	$13,100,000	$13,100,000
ML Pierce Fenner & Smith, Inc., 1.71%, dated 10/31/2017, due 1/31/2018, repurchase price $6,026,220, collateralized by various Common Stocks; total market value $6,600,000	6,000,000	6,000,000
Total Repurchase Agreements (Cost $30,702,254)		30,702,254
Total Securities Lending Reinvestments (Cost $104,190,937)		104,194,416
Total Investments – 108.2% (Cost $878,027,242)		1,244,378,254
Liabilities Less Other Assets – (8.2%)		(94,179,196)
NET ASSETS – 100.0%		$1,150,199,058

*	Non-income producing security.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $118,491,191, collateralized in the form of cash with a value of $104,184,770 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $2,263,063 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 8.00%, and maturity dates ranging from November 9, 2017 – May 15, 2047 and $15,027,938 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – January 22, 2060; a total value of $121,475,771.

(b)	Investment in affiliated company. Northern Trust Investments, Inc., the Investment Adviser of the Fund, is a subsidiary of Northern Trust Corporation.

(c)	Represents less than 0.05% of net assets.

(d)

Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $15,787, which represents approximately 0.00% of net assets of the Fund.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2017. The total value of securities purchased was $104,194,416.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(g)

Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $4,000,772, representing 0.35% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

CVR – Contingent Value Rights

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – US Dollar

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$372,789,726
Aggregate gross unrealized depreciation	(6,543,118)
Net unrealized appreciation	$366,246,608
Federal income tax cost	$878,525,679

See Accompanying Notes to the Financial Statements.

130	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar US Market Factor Tilt Index Fund (cont.)

Investment in a company which was affiliated for the period ending October 31, 2017, was as follows:

Security	Value October 31, 2016	Purchases at Cost	Sales Proceeds	Shares October 31, 2017	Value October 31, 2017	Change in Unrealized Appreciation(Depreciation)	Dividend Income	Realized Gain
Northern Trust Corp.	$476,524	$72,332	$6,090	7,344	$686,811	$140,786	$11,050	$3,259

Futures Contracts

FlexShares® Morningstar US Market Factor Tilt Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation
Long Contracts
Russell 2000 E-Mini Index	35	12/15/2017	USD	$2,629,725	$126,032
S&P 500 E-Mini Index	49	12/15/2017	USD	6,303,115	224,334
S&P Midcap 400 E-Mini Index	5	12/15/2017	USD	916,950	43,667
					$394,033

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	131

Schedule of Investments

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 98.3%
Aerospace & Defense – 0.8%
Airbus SE	17,593	$1,798,433
BAE Systems plc	101,032	796,272
Bombardier, Inc., Class B*	48,735	103,209
CAE, Inc.	7,384	130,943
Cobham plc*	40,347	74,475
Dassault Aviation SA	55	85,793
Elbit Systems Ltd.	412	61,089
Jamco Corp.	500	10,380
Leonardo SpA	17,744	306,549
LISI	3,196	146,693
Magellan Aerospace Corp.	12,045	180,521
Maxar Technologies Ltd.(a)	2,742	173,590
Meggitt plc	21,970	151,273
MTU Aero Engines AG	1,423	239,955
QinetiQ Group plc	54,177	175,616
Rolls-Royce Holdings plc*	43,946	567,824
Rolls-Royce Holdings plc* (d)	2,021,516	2,684
Saab AB, Class B	1,995	101,945
Safran SA	9,709	1,022,808
Senior plc	356,105	1,363,341
Singapore Technologies Engineering Ltd.	40,700	103,961
Thales SA	2,847	296,770
Ultra Electronics Holdings plc	7,188	174,106
Zodiac Aerospace	2,608	74,588
		8,142,818
Air Freight & Logistics – 0.5%
Bollore SA	13,523	65,378
Bollore SA*	77	365
Cia de Distribucion Integral Logista Holdings SA	2,380	55,770
CTT-Correios de Portugal SA	124,189	731,472
Deutsche Post AG (Registered)	26,864	1,230,528
Freightways Ltd.	12,987	68,149
ID Logistics Group*	97	16,668
Kerry Logistics Network Ltd.	26,000	35,858
Kintetsu World Express, Inc.	30,800	527,202
Konoike Transport Co. Ltd.	28,000	429,992
Mainfreight Ltd.	3,192	53,486

Investments	Shares	Value
Air Freight & Logistics – (continued)
Oesterreichische Post AG	126	$5,601
Panalpina Welttransport Holding AG (Registered)	275	37,879
PostNL NV	324,159	1,382,500
Royal Mail plc	38,363	190,735
Yamato Holdings Co. Ltd.	12,100	246,142
		5,077,725
Airlines – 0.7%
Air Canada*	14,044	278,461
Air France-KLM*	152,424	2,388,267
Air New Zealand Ltd.	25,676	58,045
ANA Holdings, Inc.	4,500	172,111
Cathay Pacific Airways Ltd.* (a)	95,000	162,437
Chorus Aviation, Inc.	110,011	779,148
Deutsche Lufthansa AG (Registered)	12,410	396,123
easyJet plc	7,007	124,593
El Al Israel Airlines	225,584	123,413
Exchange Income Corp.(a)	4,564	122,854
Finnair OYJ	45,552	594,337
International Consolidated Airlines Group SA, DI	42,486	358,827
Japan Airlines Co. Ltd.	7,800	265,652
Norwegian Air Shuttle ASA* (a)	1,076	30,379
Qantas Airways Ltd.	45,640	215,216
SAS AB* (a)	196,000	606,369
Singapore Airlines Ltd.	4,400	33,168
WestJet Airlines Ltd.	9,887	206,775
Wizz Air Holdings plc* (b)	2,172	94,461
		7,010,636
Auto Components – 2.7%
Aisan Industry Co. Ltd.	20,508	233,000
Aisin Seiki Co. Ltd.	8,600	441,996
ARB Corp. Ltd.	389	5,431
Autoneum Holding AG	165	44,610
Brembo SpA	3,575	59,055
Bridgestone Corp.	31,600	1,498,935
Burelle SA	77	115,091

See Accompanying Notes to the Financial Statements.

132	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Auto Components – (continued)
CIE Automotive SA	3,217	$95,640
Cie Generale des Etablissements Michelin	8,906	1,288,581
Cie Plastic Omnium SA	5,676	236,719
Continental AG	5,595	1,420,249
Daikyonishikawa Corp.	38,104	643,506
Denso Corp.	26,300	1,433,157
Dometic Group AB(c)	4,308	37,462
Eagle Industry Co. Ltd.	19,100	367,780
ElringKlinger AG(a)	20,161	350,772
Exedy Corp.	2,800	83,288
Faurecia	3,951	287,256
FCC Co. Ltd.	34,400	824,050
Gestamp Automocion SA* (b)	12,716	84,437
GKN plc	64,313	270,732
G-Tekt Corp.	16,400	348,119
GUD Holdings Ltd.	4,785	43,807
Hella GmbH & Co. KGaA	1,320	79,439
HI-LEX Corp.	3,164	80,026
Hybrid Kinetic Group Ltd.* (d)	884,000	22,095
Ichikoh Industries Ltd.	45,000	349,292
Kasai Kogyo Co. Ltd.	29,200	435,572
Keihin Corp.	40,700	742,507
Koito Manufacturing Co. Ltd.	2,800	185,796
KYB Corp.	3,300	212,875
Leoni AG	27,123	1,800,394
Linamar Corp.	3,564	216,422
Magna International, Inc.	15,701	857,215
MGI Coutier	7,081	287,726
Mitsuba Corp.	34,400	568,237
Musashi Seimitsu Industry Co. Ltd.	17,100	541,006
NGK Spark Plug Co. Ltd.(a)	7,400	166,651
NHK Spring Co. Ltd.	8,900	100,882
Nifco, Inc.(a)	1,200	78,148
Nippon Seiki Co. Ltd.	44,000	1,013,746
Nissin Kogyo Co. Ltd.	27,500	506,292
NOK Corp.	4,600	112,014
Nokian Renkaat OYJ	4,490	205,930
Pacific Industrial Co. Ltd.	46,100	595,572
Piolax, Inc.	21,900	602,284
Press Kogyo Co. Ltd.	94,900	527,825

Investments	Shares	Value
Auto Components – (continued)
Schaeffler AG (Preference)	7,416	$117,365
Showa Corp.	37,400	486,796
Stanley Electric Co. Ltd.	3,800	139,285
Sumitomo Electric Industries Ltd.	36,900	623,984
Sumitomo Riko Co. Ltd.	33,700	324,455
Sumitomo Rubber Industries Ltd.	9,500	179,248
Tachi-S Co. Ltd.	33,100	616,092
Tokai Rika Co. Ltd.	2,600	54,137
Topre Corp.	6,000	175,834
Toyo Tire & Rubber Co. Ltd.	4,500	101,144
Toyoda Gosei Co. Ltd.	7,500	181,378
Toyota Boshoku Corp.	2,600	51,986
Toyota Industries Corp.	8,700	529,059
TPR Co. Ltd.	22,800	799,595
TS Tech Co. Ltd.	8,400	298,654
Unipres Corp.	30,800	821,297
Valeo SA	6,862	464,445
Xinyi Glass Holdings Ltd.	120,000	116,127
Yokohama Rubber Co. Ltd. (The)	8,000	178,122
		26,760,622
Automobiles – 2.7%
Bayerische Motoren Werke AG	16,793	1,711,763
Bayerische Motoren Werke AG (Preference)	2,555	222,995
Daimler AG (Registered)	47,377	3,934,626
Ferrari NV	3,577	428,787
Fiat Chrysler Automobiles NV*	50,783	877,929
Honda Motor Co. Ltd.	87,900	2,725,264
Isuzu Motors Ltd.	25,300	367,043
Mazda Motor Corp.	33,900	483,902
Mitsubishi Motors Corp.	24,300	192,681
Nissan Motor Co. Ltd.	109,500	1,058,574
Nissan Shatai Co. Ltd.	1,000	10,587
Peugeot SA	28,762	682,356
Porsche Automobil Holding SE (Preference)	5,955	432,262
Renault SA	8,398	832,946
Subaru Corp.	31,200	1,067,549
Suzuki Motor Corp.	15,300	831,448
Toyota Motor Corp.	131,438	8,085,467

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	133

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Automobiles – (continued)
Volkswagen AG	1,450	$269,255
Volkswagen AG (Preference)	8,395	1,524,664
Yamaha Motor Co. Ltd.	16,900	501,214
		26,241,312
Banks – 12.4%
77 Bank Ltd. (The)	2,200	55,547
ABN AMRO Group NV, CVA(b)	14,089	435,190
Aichi Bank Ltd. (The)	400	24,571
Akita Bank Ltd. (The)	1,600	50,972
Aktia Bank OYJ	22,934	247,933
Aldermore Group plc*	149,212	596,420
Aomori Bank Ltd. (The)	1,500	48,117
Aozora Bank Ltd.	4,300	167,451
Australia & New Zealand Banking Group Ltd.	139,251	3,194,579
Awa Bank Ltd. (The)	6,000	40,447
Banca Popolare di Sondrio SCPA	47,250	187,039
Banco Bilbao Vizcaya Argentaria SA	314,966	2,756,667
Banco BPM SpA*	86,775	302,659
Banco Comercial Portugues SA, Class R*	811,735	242,554
Banco de Sabadell SA	214,255	429,056
Banco Espirito Santo SA (Registered)* ‡ (d)	48,647	—
Banco Santander SA	769,253	5,218,231
Bank Hapoalim BM	51,408	363,894
Bank Leumi Le-Israel BM	69,716	385,562
Bank of Cyprus Holdings plc*	20,808	69,448
Bank of East Asia Ltd. (The)	48,180	211,202
Bank of Ireland Group plc	33,389	261,696
Bank of Iwate Ltd. (The)	20,300	831,616
Bank of Kyoto Ltd. (The)(a)	2,600	135,457
Bank of Montreal(a)	30,599	2,345,900
Bank of Nagoya Ltd. (The)	999	39,651
Bank of Nova Scotia (The)	57,232	3,697,371
Bank of Okinawa Ltd. (The)	4,240	171,831
Bank of Queensland Ltd.	7,595	77,801
Bank of the Ryukyus Ltd.	36,561	552,775

Investments	Shares	Value
Banks – (continued)
Bankia SA	21,522	$102,770
Bankinter SA	22,022	207,879
Banque Cantonale de Geneve	1,898	306,178
Banque Cantonale Vaudoise (Registered)(a)	186	133,883
Barclays plc	736,466	1,818,572
Bendigo & Adelaide Bank Ltd.	11,221	97,910
BGEO Group plc	30,764	1,454,369
BNP Paribas SA	53,436	4,173,258
BPER Banca(a)	4,818	23,484
CaixaBank SA	108,576	508,219
Canadian Imperial Bank of Commerce	23,275	2,050,352
Canadian Western Bank	1,545	43,554
Chiba Bank Ltd. (The)	32,000	242,753
Chugoku Bank Ltd. (The)	6,500	92,269
Chukyo Bank Ltd. (The)	6,800	138,178
Collector AB*	4,772	50,417
comdirect bank AG	7,483	104,259
Commerzbank AG*	36,062	494,253
Commonwealth Bank of Australia	47,012	2,798,286
Concordia Financial Group Ltd.	47,021	246,216
Credit Agricole SA	61,739	1,077,404
Credito Emiliano SpA	71,785	629,285
CYBG plc*	50,595	211,641
Dah Sing Banking Group Ltd.(a)	24,640	54,511
Dah Sing Financial Holdings Ltd.	5,340	35,866
Daishi Bank Ltd. (The)	800	38,933
Danske Bank A/S	37,522	1,431,541
DBS Group Holdings Ltd.	85,829	1,435,103
DNB ASA	40,077	771,475
Ehime Bank Ltd. (The)	6,800	87,491
Eighteenth Bank Ltd. (The)	146,000	390,601
Erste Group Bank AG*	14,892	639,984
FIBI Holdings Ltd.	6,277	146,347
FinecoBank Banca Fineco SpA	4,895	45,790
Fukuoka Financial Group, Inc.	30,000	153,393
Graubuendner Kantonalbank	68	101,168
Gunma Bank Ltd. (The)	29,900	191,036
Hachijuni Bank Ltd. (The)	37,900	235,478

See Accompanying Notes to the Financial Statements.

134	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Hang Seng Bank Ltd.	21,900	$518,461
Heartland Bank Ltd.(a)	416,840	542,557
Hiroshima Bank Ltd. (The)	13,000	109,144
Hokkoku Bank Ltd. (The)	1,700	77,348
Hokuetsu Bank Ltd. (The)	2,800	67,493
HSBC Holdings plc	1,009,769	9,846,395
Hyakugo Bank Ltd. (The)	192,200	894,780
Hyakujushi Bank Ltd. (The)	83,000	299,481
ING Groep NV	189,216	3,495,975
Intesa Sanpaolo SpA	734,964	2,470,983
Intesa Sanpaolo SpA (Retirement Savings Plan)(a)	28,483	89,855
Israel Discount Bank Ltd., Class A*	72,101	191,512
Iyo Bank Ltd. (The)	4,700	40,204
Juroku Bank Ltd. (The)	31,100	1,042,779
Jyske Bank A/S (Registered)	2,448	138,351
Kansai Urban Banking Corp.	400	5,080
KBC Group NV	10,731	891,452
Keiyo Bank Ltd. (The)	224,000	1,088,163
Kiyo Bank Ltd. (The)	58,800	1,004,925
Kyushu Financial Group, Inc.	24,770	156,298
Laurentian Bank of Canada	30,108	1,401,350
Liberbank SA* (a)	278,656	128,874
Liechtensteinische Landesbank AG	11,468	572,365
Lloyds Banking Group plc	3,349,094	3,037,149
Luzerner Kantonalbank AG (Registered)	259	116,729
Mebuki Financial Group, Inc.	65,710	271,792
Mediobanca SpA	29,638	324,897
Metro Bank plc*	1,540	72,742
Minato Bank Ltd. (The)	2,900	54,692
Mitsubishi UFJ Financial Group, Inc.	682,300	4,578,489
Miyazaki Bank Ltd. (The)	14,600	521,658
Mizrahi Tefahot Bank Ltd.	8,204	148,047
Mizuho Financial Group, Inc.	1,193,500	2,152,144
Musashino Bank Ltd. (The)	32,400	1,043,598
Nanto Bank Ltd. (The)	2,346	65,861
National Australia Bank Ltd.	71,613	1,793,337
National Bank of Canada	14,454	702,013

Investments	Shares	Value
Banks – (continued)
Nordax Group AB(b)	2,128	$12,608
Nordea Bank AB	148,789	1,798,591
North Pacific Bank Ltd.	22,900	76,380
Ogaki Kyoritsu Bank Ltd. (The)	32,000	908,211
Oita Bank Ltd. (The)	600	24,105
Oversea-Chinese Banking Corp. Ltd.	216,303	1,889,317
Permanent TSB Group Holdings plc*	91,469	208,851
Raiffeisen Bank International AG*	2,693	93,834
Resona Holdings, Inc.	89,100	476,904
Ringkjoebing Landbobank A/S	1,100	54,935
Royal Bank of Canada	42,121	3,295,900
Royal Bank of Scotland Group plc*	133,517	500,884
San-In Godo Bank Ltd. (The)	22,400	204,228
Senshu Ikeda Holdings, Inc.	249,200	956,184
Seven Bank Ltd.	6,600	24,279
Shiga Bank Ltd. (The)	5,000	28,470
Shikoku Bank Ltd. (The)	1,400	21,734
Shinsei Bank Ltd.	8,600	143,876
Shizuoka Bank Ltd. (The)	6,000	57,925
Skandiabanken ASA(b)	13,668	138,235
Skandinaviska Enskilda Banken AB, Class A	84,122	1,036,980
Skandinaviska Enskilda Banken AB, Class C	7,040	87,035
Societe Generale SA	34,894	1,943,059
Spar Nord Bank A/S	68,336	869,231
SpareBank 1 Nord Norge	68,144	537,196
SpareBank 1 SMN	112,128	1,161,448
SpareBank 1 SR-Bank ASA	7,150	79,086
St Galler Kantonalbank AG (Registered)	110	49,714
Standard Chartered plc*	68,401	681,612
Sumitomo Mitsui Financial Group, Inc.	67,700	2,691,199
Sumitomo Mitsui Trust Holdings, Inc.	18,100	708,039
Suruga Bank Ltd.	12,000	271,196
Svenska Handelsbanken AB, Class A	44,530	638,286

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	135

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Svenska Handelsbanken AB, Class B	5,372	$77,643
Swedbank AB, Class A	25,331	628,751
Sydbank A/S	5,402	210,749
TBC Bank Group plc	29,579	672,464
Tochigi Bank Ltd. (The)	25,400	114,672
Toho Bank Ltd. (The)	22,732	87,223
TOMONY Holdings, Inc.	111,600	533,299
Toronto-Dominion Bank (The)	50,370	2,865,670
UniCredit SpA*	97,197	1,860,363
Unione di Banche Italiane SpA	72,605	341,031
United Overseas Bank Ltd.	75,226	1,359,413
Valiant Holding AG (Registered)	13,375	1,378,022
Van Lanschot Kempen NV, CVA	28,543	866,359
Virgin Money Holdings UK plc	213,988	829,194
Walliser Kantonalbank (Registered)*	4,312	406,845
Westpac Banking Corp.	90,958	2,300,790
Yamagata Bank Ltd. (The)	2,200	51,578
Yamaguchi Financial Group, Inc.(a)	18,000	216,703
Zuger Kantonalbank AG	4	21,268
		122,354,285
Beverages – 1.3%
A.G. Barr plc	4,785	39,682
Anheuser-Busch InBev SA/NV	28,835	3,528,770
Asahi Group Holdings Ltd.	15,400	699,458
Britvic plc	16,720	168,079
Carlsberg A/S, Class B	3,158	360,661
Coca-Cola Amatil Ltd.	8,861	55,373
Coca-Cola Bottlers Japan, Inc.	2,954	102,687
Coca-Cola European Partners plc	7,300	298,278
Coca-Cola HBC AG, DI*	4,146	140,120
Cott Corp.(a)	2,592	38,887
Davide Campari-Milano SpA	13,794	110,557
Diageo plc	67,744	2,313,788
Fevertree Drinks plc	3,795	106,889
Heineken Holding NV	2,847	264,334

Investments	Shares	Value
Beverages – (continued)
Heineken NV	6,128	$597,233
Ito En Ltd.(a)	800	27,915
Kirin Holdings Co. Ltd.	26,638	634,009
Molson Coors Canada, Inc., Class B	1,282	103,377
Nichols plc	3,604	84,496
Pernod Ricard SA	6,280	941,920
Refresco Group NV(b)	53,394	1,234,697
Remy Cointreau SA	571	74,168
Royal Unibrew A/S	1,210	69,672
Sapporo Holdings Ltd.	1,800	56,710
Suntory Beverage & Food Ltd.	3,000	137,024
Takara Holdings, Inc.	8,600	83,631
Treasury Wine Estates Ltd.	21,535	258,412
		12,530,827
Biotechnology – 0.5%
Abcam plc	10,049	132,778
Basilea Pharmaceutica AG (Registered)* (a)	790	64,314
Bavarian Nordic A/S*	1,694	68,687
BioGaia AB, Class B	526	19,132
Cellectis SA* (a)	2,012	69,402
CK Life Sciences Int’l Holdings, Inc.	222,000	17,073
CSL Ltd.	13,140	1,399,733
DBV Technologies SA*	789	35,631
Galapagos NV*	1,680	163,008
Genmab A/S*	1,733	349,986
Genus plc	6,007	187,539
Grifols SA	11,899	372,534
Grifols SA (Preference), Class B	5,834	134,839
HEALIOS KK*	1,100	14,269
Japan Tissue Engineering Co. Ltd.*	4,100	45,030
Knight Therapeutics, Inc.*	4,759	30,937
Nordic Nanovector ASA*	1,620	16,553
PeptiDream, Inc.*	2,500	78,984
Pharma Mar SA*	12,784	48,848
Probi AB(a)	315	13,094
ProMetic Life Sciences, Inc.* (a)	31,800	33,796
SanBio Co. Ltd.*	2,200	40,542

See Accompanying Notes to the Financial Statements.

136	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Biotechnology – (continued)
Shire plc	25,061	$1,238,340
Sirtex Medical Ltd.(a)	4,314	45,184
Swedish Orphan Biovitrum AB*	3,685	54,581
Takara Bio, Inc.	1,500	19,907
Vitrolife AB	889	71,041
		4,765,762
Building Products – 1.0%
Aica Kogyo Co. Ltd.	1,500	52,143
Asahi Glass Co. Ltd.	5,200	202,728
Assa Abloy AB, Class B	27,740	585,496
Belimo Holding AG (Registered)	21	90,126
Bunka Shutter Co. Ltd.	52,700	447,553
Central Glass Co. Ltd.(a)	32,800	729,434
Cie de Saint-Gobain	16,380	960,964
Daikin Industries Ltd.	8,100	888,911
Geberit AG (Registered)	1,095	496,090
GWA Group Ltd.	14,406	28,056
Inwido AB	8,811	97,090
James Halstead plc	8,559	53,534
Kingspan Group plc	3,575	149,513
Lindab International AB	5,702	46,996
LIXIL Group Corp.	12,500	342,119
Nibe Industrier AB, Class B	9,994	99,978
Nichias Corp.	13,000	168,749
Nichiha Corp.	7,300	292,951
Nippon Sheet Glass Co. Ltd.*	83,000	661,049
Nitto Boseki Co. Ltd.	1,800	60,275
Noritz Corp.	38,500	704,743
Okabe Co. Ltd.	34,100	325,605
Reliance Worldwide Corp. Ltd.(a)	35,079	100,325
Rockwool International A/S, Class A	220	54,556
Rockwool International A/S, Class B	82	22,273
Sanwa Holdings Corp.	9,800	122,381
Schweiter Technologies AG	55	67,536
Sekisui Jushi Corp.	25,000	555,751
Takara Standard Co. Ltd.	1,376	23,396

Investments	Shares	Value
Building Products – (continued)
Takasago Thermal Engineering Co. Ltd.	52,300	$917,310
Tarkett SA	605	25,746
TOTO Ltd.	3,000	146,000
Uponor OYJ	2,765	55,693
		9,575,070
Capital Markets – 2.5%
3i Group plc	52,016	663,807
Acasta Enterprises, Inc., Class B*	9,860	42,068
Amundi SA(b)	1,518	128,704
Anima Holding SpA(b)	26,762	203,582
ASX Ltd.	2,924	121,022
AURELIUS Equity Opportunities SE & Co. KGaA(a)	2,312	141,482
Avanza Bank Holding AB(a)	1,367	51,517
Azimut Holding SpA(a)	1,311	25,902
Banca Generali SpA	1,320	43,487
Bolsas y Mercados Espanoles SHMSF SA	4,069	139,812
Brederode SA	726	41,586
Brewin Dolphin Holdings plc	19,014	89,182
Brookfield Asset Management, Inc., Class A	24,820	1,042,013
BT Investment Management Ltd.	6,705	55,421
Bure Equity AB	2,304	28,484
Burford Capital Ltd.	9,671	159,248
Capital Stage AG	3,696	27,057
China Industrial Securities International Financial Group Ltd.(b)	952,000	139,106
China LNG Group Ltd.*	208,000	34,659
China Medical & HealthCare Group Ltd.*	1,500,000	54,795
China Smarter Energy Group Holdings Ltd.*	162,000	12,043
CI Financial Corp.(a)	17,450	388,229
Close Brothers Group plc	11,943	220,291
CMBC Capital Holdings Ltd.(a)	680,000	59,268
Credit Suisse Group AG (Registered)*	59,736	942,664
Daiwa Securities Group, Inc.	85,000	527,893
Deutsche Bank AG (Registered)	94,496	1,535,659
Deutsche Boerse AG	5,477	565,817

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	137

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
EFG International AG*	55,480	$507,602
Emperor Capital Group Ltd.	2,190,000	188,072
Euronext NV(b)	1,650	98,050
Fiera Capital Corp.	41,245	449,852
Financiere de Tubize SA	1,063	74,709
Freeman FinTech Corp. Ltd.*	480,000	27,994
GAM Holding AG*	132,551	2,067,785
Gimv NV	2,444	147,396
GMO Financial Holdings, Inc.	13,600	89,645
Haitong International Securities Group Ltd.	80,579	45,651
Hargreaves Lansdown plc	5,061	106,322
Hong Kong Exchanges & Clearing Ltd.	33,437	930,877
IG Group Holdings plc	589	5,111
IGM Financial, Inc.	925	32,627
Intermediate Capital Group plc	17,208	222,344
Investec plc	18,424	126,123
IOOF Holdings Ltd.	16,584	136,822
IP Group plc*	18,948	37,240
Jafco Co. Ltd.	300	14,706
Japan Exchange Group, Inc.	17,600	314,579
Julius Baer Group Ltd.*	6,718	397,634
Jupiter Fund Management plc	12,914	101,952
kabu.com Securities Co. Ltd.	24,400	77,304
Kyokuto Securities Co. Ltd.	13,700	202,070
Leonteq AG*	343	21,558
London Stock Exchange Group plc	8,979	448,449
Macquarie Group Ltd.	10,950	825,738
Magellan Financial Group Ltd.	5,237	97,455
Man Group plc	102,074	262,423
Marusan Securities Co. Ltd.	3,500	31,880
Mason Group Holdings Ltd.*	558,905	9,456
Melker Schorling AB	770	53,162
Monex Group, Inc.	15,400	48,790
Natixis SA	43,459	340,825
Nomura Holdings, Inc.	164,400	938,685
Okasan Securities Group, Inc.	177,000	1,081,035
Partners Group Holding AG	584	393,122
Perpetual Ltd.	1,210	44,978

Investments	Shares	Value
Capital Markets – (continued)
Platinum Asset Management Ltd.	3,520	$19,702
Rathbone Brothers plc	5,232	177,934
Ratos AB, Class B	11,384	54,650
Rothschild & Co.	35,150	1,262,222
Sanne Group plc	12,308	130,755
SBI Holdings, Inc.	10,700	167,520
Schroders plc	2,873	133,265
Schroders plc (Non-Voting)	4,377	146,473
Singapore Exchange Ltd.	3,100	17,452
St James’s Place plc	15,111	236,184
Thomson Reuters Corp.	8,906	416,733
TMX Group Ltd.	101	5,523
Tokai Tokyo Financial Holdings, Inc.	13,200	85,731
TP ICAP plc	39,712	287,145
UBS Group AG (Registered)*	181,624	3,093,876
Value Partners Group Ltd.(a)	89,000	88,181
Vontobel Holding AG (Registered)	339	21,102
Vostok New Ventures Ltd., SDR* (a)	2,193	18,075
VZ Holding AG	55	19,022
Yunfeng Financial Group Ltd.*	136,000	117,317
		24,983,683
Chemicals – 3.2%
ADEKA Corp.	4,200	72,150
Agrium, Inc.	4,380	477,210
Air Liquide SA	11,294	1,438,054
Air Water, Inc.	6,000	114,266
Akzo Nobel NV	7,482	677,594
Arkema SA	3,723	470,359
Asahi Kasei Corp.	62,000	746,968
BASF SE	25,039	2,730,819
Borregaard ASA	4,323	41,608
C Uyemura & Co. Ltd.	4,300	266,787
Chr Hansen Holding A/S	2,774	242,762
Chugoku Marine Paints Ltd.	52,900	445,993
CI Takiron Corp.	73,000	461,911
Clariant AG (Registered)* (a)	12,438	313,196
Corbion NV	3,198	106,885
Covestro AG(b)	2,861	274,499

See Accompanying Notes to the Financial Statements.

138	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
Croda International plc	4,498	$249,915
Daicel Corp.	15,100	186,840
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	14,600	665,564
Denka Co. Ltd.	2,600	86,148
DIC Corp.	2,899	106,898
DuluxGroup Ltd.	12,466	70,445
Elementis plc	25,549	96,457
EMS-Chemie Holding AG (Registered)	114	74,795
Essentra plc(a)	28,253	199,599
Evonik Industries AG	10,011	364,797
Frutarom Industries Ltd.	975	80,288
FUCHS PETROLUB SE	54	2,690
FUCHS PETROLUB SE (Preference)	2,151	120,767
Fujimori Kogyo Co. Ltd.	10,900	375,068
Fuso Chemical Co. Ltd.	1,100	35,044
Givaudan SA (Registered)	219	489,498
Hexpol AB	5,994	60,643
Hitachi Chemical Co. Ltd.	2,200	62,246
Incitec Pivot Ltd.	65,481	191,793
Israel Chemicals Ltd.	3,980	16,596
Israel Corp. Ltd. (The)*	136	25,377
Johnson Matthey plc	8,825	396,225
JSP Corp.	9,500	305,575
JSR Corp.	8,300	159,820
K+S AG (Registered)(a)	6,011	145,792
Kaneka Corp.	9,000	73,819
Kansai Paint Co. Ltd.(a)	6,100	156,057
Kanto Denka Kogyo Co. Ltd.	38,900	406,014
Kemira OYJ	1,433	20,199
KH Neochem Co. Ltd.	23,700	591,092
Koninklijke DSM NV	5,275	450,068
Konishi Co. Ltd.	29,200	505,469
Kumiai Chemical Industry Co. Ltd.(a)	85,948	582,416
Kuraray Co. Ltd.	16,000	313,016
Kureha Corp.	12,000	702,279
LANXESS AG	2,647	206,849
Lenzing AG	485	65,653

Investments	Shares	Value
Chemicals – (continued)
Linde AG(a)	4,818	$1,040,600
Lintec Corp.	1,800	49,740
Methanex Corp.	5,230	255,070
Mitsubishi Chemical Holdings Corp.	73,500	761,650
Mitsubishi Gas Chemical Co., Inc.	8,500	206,385
Mitsui Chemicals, Inc.	7,600	232,755
Nihon Parkerizing Co. Ltd.	7,600	123,534
Nippon Kayaku Co. Ltd.	7,000	110,763
Nippon Paint Holdings Co. Ltd.	5,200	182,135
Nippon Shokubai Co. Ltd.	1,400	104,849
Nippon Soda Co. Ltd.	115,198	716,756
Nissan Chemical Industries Ltd.	3,800	140,957
Nitto Denko Corp.	4,700	434,511
NOF Corp.	2,000	57,379
Novozymes A/S, Class B	7,010	387,176
Nufarm Ltd.	7,150	49,779
Nufarm Ltd.* (d)	1,589	11,063
OCI NV*	1,386	32,882
Okamoto Industries, Inc.	4,000	43,404
Orica Ltd.	7,072	113,167
Osaka Soda Co. Ltd.(a)	15,400	403,059
Potash Corp. of Saskatchewan, Inc.	18,396	358,330
Sakata INX Corp.	36,900	708,579
Sanyo Chemical Industries Ltd.	9,900	518,393
Shikoku Chemicals Corp.	10,000	165,977
Shin-Etsu Chemical Co. Ltd.	10,600	1,111,027
Shin-Etsu Polymer Co. Ltd.	26,000	276,864
Showa Denko KK	9,000	298,997
Sika AG	73	540,836
Sirius Minerals plc* (a)	232,717	82,822
SOL SpA	3,009	36,280
Solvay SA	3,869	574,892
Sumitomo Bakelite Co. Ltd.	15,000	121,315
Sumitomo Chemical Co. Ltd.	73,000	510,094
Sumitomo Seika Chemicals Co. Ltd.	7,300	386,746
Symrise AG	3,431	267,036
Synthomer plc	12,732	82,813
T Hasegawa Co. Ltd.	900	18,225
Taiyo Holdings Co. Ltd.	900	43,087

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	139

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
Taiyo Nippon Sanso Corp.	7,200	$85,731
Takasago International Corp.	600	20,752
Teijin Ltd.	8,200	172,689
Tessenderlo Group SA*	1,427	68,490
Tikkurila OYJ(a)	422	8,343
Toagosei Co. Ltd.	6,900	89,021
Tokai Carbon Co. Ltd.	11,000	108,809
Tokuyama Corp.(a)	2,500	70,514
Tokyo Ohka Kogyo Co. Ltd.	700	25,411
Toray Industries, Inc.	54,100	544,428
Tosoh Corp.	13,200	283,214
Toyo Ink SC Holdings Co. Ltd.	8,000	46,819
Toyobo Co. Ltd.	5,600	107,387
Ube Industries Ltd.	8,700	265,295
Umicore SA	5,694	254,517
Victrex plc	3,740	119,097
Wacker Chemie AG	884	137,944
Yara International ASA	6,205	294,100
Zeon Corp.	8,000	105,817
		31,891,177
Commercial Services & Supplies – 1.0%
Aggreko plc(a)	8,423	104,807
Babcock International Group plc	16,571	178,684
Bell System24 Holdings, Inc.	5,600	60,963
Bilfinger SE(a)	2,914	117,252
Boyd Group Income Fund	300	22,364
Brambles Ltd.	33,255	241,214
Bravida Holding AB(b)	4,950	33,791
Caverion OYJ*	10,528	79,720
Cleanaway Waste Management Ltd.	76,916	88,463
Coor Service Management Holding AB(b)	51,780	408,213
Credit Corp. Group Ltd.	845	12,997
Dai Nippon Printing Co. Ltd.	11,200	266,620
Daiseki Co. Ltd.	2,500	61,383
De La Rue plc	9,248	85,966
dormakaba Holding AG*	50	49,508
Downer EDI Ltd.	46,801	250,834
Duskin Co. Ltd.	5,700	155,505

Investments	Shares	Value
Commercial Services & Supplies – (continued)
Edenred	2,315	$66,747
Elis SA – XLON	4,520	116,843
Elis SA – XPAR	6,971	181,867
G4S plc	58,619	218,739
Halcyon Agri Corp. Ltd.*	518,300	226,357
HomeServe plc	11,489	130,598
Intrum Justitia AB(a)	2,887	101,178
ISS A/S	5,161	218,476
ITAB Shop Concept AB, Class B	1,176	9,236
IWG plc	13,915	39,803
Kokuyo Co. Ltd.	5,600	99,945
Lassila & Tikanoja OYJ	1,345	28,517
Loomis AB, Class B	2,261	90,718
Mitie Group plc(a)	294,628	927,265
Mitsubishi Pencil Co. Ltd.	1,800	42,469
Nippon Kanzai Co. Ltd.	1,300	23,362
Nippon Parking Development Co. Ltd.	14,200	20,745
Okamura Corp.	88,600	986,350
Park24 Co. Ltd.(a)	2,200	50,707
Pilot Corp.	500	25,125
Prestige International, Inc.	2,000	21,526
Prosegur Cia de Seguridad SA	11,866	90,543
Realord Group Holdings Ltd.*	32,000	20,836
Relia, Inc.	2,100	24,617
Renewi plc	85,612	118,009
Rentokil Initial plc	45,324	202,111
Ritchie Bros Auctioneers, Inc.	202	5,669
Sato Holdings Corp.	1,100	26,612
Secom Co. Ltd.	6,100	460,439
Securitas AB, Class B	7,056	123,812
Serco Group plc*	64,239	99,467
SG Fleet Group Ltd.	11,375	35,672
SmartGroup Corp. Ltd.	918	6,849
Societe BIC SA	1,081	114,182
Sohgo Security Services Co. Ltd.	1,900	90,962
SPIE SA	2,145	56,423
Tomra Systems ASA	2,590	36,087
Toppan Forms Co. Ltd.	34,400	353,597
Toppan Printing Co. Ltd.	18,000	181,853
Transcontinental, Inc., Class A	52,805	1,173,171

See Accompanying Notes to the Financial Statements.

140	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Commercial Services & Supplies – (continued)
Waste Connections, Inc.	8,760	$619,404
		9,685,172
Communications Equipment – 0.2%
Hitachi Kokusai Electric, Inc.	1,000	27,589
Mitel Networks Corp.* (a)	73,264	629,338
Nokia OYJ	150,818	740,732
Sierra Wireless, Inc.*	2,176	48,716
Spirent Communications plc	63,512	83,286
Telefonaktiebolaget LM Ericsson, Class A(a)	28,338	178,894
Telefonaktiebolaget LM Ericsson, Class B	73,657	463,667
VTech Holdings Ltd.	4,500	63,966
		2,236,188
Construction & Engineering – 2.4%
ACS Actividades de Construccion y Servicios SA	5,735	226,185
Aecon Group, Inc.	2,805	42,278
AF Gruppen ASA	1,188	18,440
Arcadis NV(a)	56,696	1,311,053
Balfour Beatty plc	31,636	115,110
Bouygues SA	11,024	529,300
Carillion plc(a)	387,752	234,286
Chiyoda Corp.(a)	4,000	23,550
Cie d’Entreprises CFE	275	40,221
CIMIC Group Ltd.	1,935	71,735
COMSYS Holdings Corp.	4,300	108,266
Eiffage SA	2,721	284,302
Elco Ltd.	7,072	142,083
Elecnor SA(a)	34,531	487,952
Electra Ltd.	1,316	299,534
Ferrovial SA	16,098	349,750
FLSmidth & Co. A/S	2,982	204,477
Galliford Try plc	70,743	1,146,107
Gold-Finance Holdings Ltd.* (b)	89,827	43,752
Hazama Ando Corp.	154,000	1,249,564
Hibiya Engineering Ltd.	1,600	34,568
HOCHTIEF AG(a)	440	77,656
Implenia AG (Registered)	1,972	124,734

Investments	Shares	Value
Construction & Engineering – (continued)
JGC Corp.	5,300	$88,108
John Laing Group plc(b)	316,893	1,201,856
Kajima Corp.	45,000	464,534
Kandenko Co. Ltd.	3,000	29,438
Kier Group plc	73,012	1,008,345
Kinden Corp.	7,500	126,067
Koninklijke BAM Groep NV(a)	194,498	1,098,915
Kumagai Gumi Co. Ltd.	29,800	941,494
Kyowa Exeo Corp.	3,900	84,466
Kyudenko Corp.	2,100	92,590
Lehto Group OYJ	1,385	20,152
Maeda Corp.	8,000	99,974
Maeda Road Construction Co. Ltd.	3,000	64,340
Maire Tecnimont SpA	83,950	470,993
Mirait Holdings Corp.	13,700	177,715
Monadelphous Group Ltd.	5,516	71,773
NCC AB, Class A	1,880	40,534
NCC AB, Class B	2,271	49,018
Nippo Corp.	2,000	41,626
Nippon Densetsu Kogyo Co. Ltd.	1,700	36,699
Nishimatsu Construction Co. Ltd.	2,600	78,254
Obayashi Corp.	36,900	480,613
Obrascon Huarte Lain SA* (a)	110,653	621,581
Okumura Corp.	3,000	114,450
Peab AB	7,294	70,790
Penta-Ocean Construction Co. Ltd.	9,000	59,166
Porr Ag(a)	7,811	244,365
Raito Kogyo Co. Ltd.	43,800	446,365
Sacyr SA*	261,661	672,132
Salini Impregilo SpA(a)	107,126	453,011
Sanki Engineering Co. Ltd.	38,100	434,883
Shikun & Binui Ltd.	43,724	103,445
Shimizu Corp.	37,000	432,747
Shinnihon Corp.	1,900	16,805
SHO-BOND Holdings Co. Ltd.	600	36,751
Skanska AB, Class B	15,113	331,620
SNC-Lavalin Group, Inc.	4,234	190,893
Star Group, Inc. (The)*	6,644	133,849

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	141

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Construction & Engineering – (continued)
Sumitomo Mitsui Construction Co. Ltd.	125,740	$770,176
Sweco AB, Class B	2,085	44,605
Taikisha Ltd.	26,400	764,376
Taisei Corp.	10,800	595,934
Takamatsu Construction Group Co. Ltd.	2,600	70,589
Toda Corp.	9,000	72,947
Toenec Corp.	200	5,817
Tokyu Construction Co. Ltd.(a)	68,200	598,393
Toshiba Plant Systems & Services Corp.	3,800	65,279
Totetsu Kogyo Co. Ltd.	1,800	60,037
United Engineers Ltd.	82,100	159,090
Veidekke ASA	3,948	44,151
Vinci SA(a)	14,600	1,429,545
Vision Fame International Holding Ltd.*	110,000	5,640
WSP Global, Inc.	1,210	54,272
Yat Sing Holdings Ltd.*	15,000	4,749
YIT OYJ	17,174	130,545
Yokogawa Bridge Holdings Corp.	30,400	645,294
Yurtec Corp.	25,000	217,372
		24,034,071
Construction Materials – 0.6%
Adelaide Brighton Ltd.(a)	26,716	127,209
Boral Ltd.	30,569	167,587
Breedon Group plc*	66,896	75,620
Buzzi Unicem SpA(a)	811	22,608
Buzzi Unicem SpA	1,925	30,521
Cementir Holding SpA	28,051	238,386
CRH plc	23,471	883,310
CSR Ltd.	54,020	196,330
Fletcher Building Ltd.(a)	46,793	235,929
HeidelbergCement AG	3,756	382,730
Ibstock plc(b)	360,141	1,186,536
Imerys SA	2,862	260,692
James Hardie Industries plc, CHDI	12,867	196,230
LafargeHolcim Ltd. (Registered)*	11,972	676,788

Investments	Shares	Value
Construction Materials – (continued)
Mitani Sekisan Co. Ltd.	9,700	$233,814
Rhi Magnesita NV* (a)	21,462	953,082
Sumitomo Osaka Cement Co. Ltd.	17,000	77,497
Taiheiyo Cement Corp.	5,100	202,869
Vicat SA(a)	770	59,571
Wienerberger AG(a)	2,468	63,425
		6,270,734
Consumer Finance – 0.4%
Acom Co. Ltd.* (a)	14,400	59,562
AEON Financial Service Co. Ltd.	4,800	102,522
Aiful Corp.*	18,300	63,292
Allied Properties HK Ltd.	954,000	202,984
B2Holding ASA	12,936	29,091
Cembra Money Bank AG	1,320	118,387
Credit Saison Co. Ltd.	12,400	248,153
Eclipx Group Ltd.	233,969	726,553
FlexiGroup Ltd.(a)	262,080	295,396
Hitachi Capital Corp.	8,900	215,940
Hoist Finance AB(b)	3,245	34,110
Hong Leong Finance Ltd.	197,100	394,952
J Trust Co. Ltd.(a)	57,700	422,480
Jaccs Co. Ltd.	21,000	522,089
Orient Corp.(a)	19,200	30,922
Provident Financial plc(a)	3,980	49,232
Sun Hung Kai & Co. Ltd.	228,996	147,052
		3,662,717
Containers & Packaging – 0.3%
Amcor Ltd.	35,187	427,357
BillerudKorsnas AB	4,345	74,789
Cascades, Inc.	53,947	650,327
CCL Industries, Inc., Class B	3,840	185,223
DS Smith plc	46,282	320,208
FP Corp.	600	31,418
Fuji Seal International, Inc.	2,000	65,388
Huhtamaki OYJ(a)	2,035	86,719
Intertape Polymer Group, Inc.	3,675	54,280
Mayr Melnhof Karton AG	275	39,949
Orora Ltd.	44,370	115,670
Pack Corp. (The)	15,800	547,153

See Accompanying Notes to the Financial Statements.

142	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Containers & Packaging – (continued)
Pact Group Holdings Ltd.(a)	11,241	$49,990
Rengo Co. Ltd.	16,800	109,556
RPC Group plc	10,093	126,323
Smurfit Kappa Group plc	9,518	283,908
Toyo Seikan Group Holdings Ltd.	5,600	98,221
Vidrala SA	1,180	106,878
Winpak Ltd.	930	35,927
		3,409,284
Distributors – 0.1%
Canon Marketing Japan, Inc.	3,700	92,736
China Trustful Group Ltd.*	84,000	33,269
D’ieteren SA/NV	935	42,769
Doshisha Co. Ltd.	1,800	39,412
Inchcape plc	27,083	281,065
Jardine Cycle & Carriage Ltd.	2,222	64,243
PALTAC Corp.	800	31,647
Uni-Select, Inc.	2,815	60,881
		646,022
Diversified Consumer Services – 0.3%
AA plc	525,987	1,196,504
AcadeMedia AB* (b)	2,208	16,616
Benesse Holdings, Inc.	1,600	54,000
Cross-Harbour Holdings Ltd. (The)	241,000	385,511
Dignity plc	606	19,499
Enercare, Inc.	6,265	97,734
G8 Education Ltd.(a)	368,316	1,287,773
IDP Education Ltd.(a)	6,853	29,425
InvoCare Ltd.(a)	5,225	67,986
		3,155,048
Diversified Financial Services – 0.9%
Ackermans & van Haaren NV	784	134,304
AMP Ltd.	167,024	636,486
Banca IFIS SpA	1,617	88,177
Banca Mediolanum SpA	14,294	121,808
Banque Nationale de Belgique	174	578,712
Cerved Information Solutions SpA	10,431	134,275

Investments	Shares	Value
Diversified Financial Services – (continued)
Challenger Ltd.	12,100	$123,393
Corp. Financiera Alba SA	385	22,582
Element Fleet Management Corp.	12,332	95,090
Eurazeo SA(a)	3,317	308,397
EXOR NV	5,312	340,661
FFP	330	39,693
First Pacific Co. Ltd.	218,000	165,977
Fuyo General Lease Co. Ltd.	700	45,525
Goldin Financial Holdings Ltd.*	60,000	31,531
GRENKE AG	495	48,444
Groupe Bruxelles Lambert SA	1,971	211,656
HAL Trust	2,304	427,246
IBJ Leasing Co. Ltd.(a)	31,438	817,006
Industrivarden AB, Class A	9,210	249,948
Industrivarden AB, Class C	275	7,069
Investment AB Latour, Class B	3,740	51,956
Investment AB Oresund	1,675	26,510
Investor AB, Class A	3,004	145,503
Investor AB, Class B	15,496	767,970
Japan Securities Finance Co. Ltd.	87,600	488,765
KBC Ancora	1,377	82,132
Kinnevik AB, Class A	1,836	63,840
Kinnevik AB, Class B	6,424	210,788
L E Lundbergforetagen AB, Class B	678	52,924
Mitsubishi UFJ Lease & Finance Co. Ltd.	22,000	115,005
Onex Corp.	2,263	172,126
ORIX Corp.	67,400	1,149,828
Pargesa Holding SA	1,265	106,030
Ricoh Leasing Co. Ltd.	17,600	630,397
Sofina SA	330	49,630
SRH NV* ‡ (d)	2,857	—
Tokyo Century Corp.	7,900	342,405
Wendel SA	1,533	258,594
Zenkoku Hosho Co. Ltd.	1,600	65,476
		9,407,859
Diversified Telecommunication Services – 1.6%
B Communications Ltd.*	9,976	154,918
BCE, Inc.	6,390	295,285

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	143

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Telecommunication Services – (continued)
Bezeq The Israeli Telecommunication Corp. Ltd.	125,759	$187,826
BT Group plc	375,937	1,299,484
Cellnex Telecom SA(b)	3,223	80,030
Chorus Ltd.	17,070	46,951
Com Hem Holding AB	5,606	84,172
Deutsche Telekom AG (Registered)	87,235	1,589,406
Ei Towers SpA	1,054	61,638
Elisa OYJ	4,526	182,378
Euskaltel SA(b)	10,413	83,410
HKT Trust & HKT Ltd.	87,400	106,760
Hutchison Telecommunications Hong Kong Holdings Ltd.(a)	1,090,000	391,192
Iliad SA	815	203,511
Infrastrutture Wireless Italiane SpA(c)	5,179	35,385
Inmarsat plc	9,916	81,773
Koninklijke KPN NV	98,477	340,032
Nippon Telegraph & Telephone Corp.	32,200	1,550,916
Orange SA	109,757	1,800,928
PCCW Ltd.	35,035	19,310
Proximus SADP	3,250	107,941
Singapore Telecommunications Ltd.	190,800	525,176
Spark New Zealand Ltd.	49,352	124,416
SpeedCast International Ltd.(a)	172,572	550,449
Sunrise Communications Group AG* (b)	770	64,115
Swisscom AG (Registered)	514	259,888
TalkTalk Telecom Group plc(a)	50,643	143,582
TDC A/S	22,168	131,080
Telecom Italia SpA*	555,604	482,202
Telecom Italia SpA	414,652	294,901
Telefonica Deutschland Holding AG	14,053	71,427
Telefonica SA	206,373	2,165,171
Telekom Austria AG*	1,405	13,179
Telenor ASA(a)	37,595	797,215
Telia Co. AB(a)	113,223	524,068

Investments	Shares	Value
Diversified Telecommunication Services – (continued)
Telstra Corp. Ltd.	114,742	$311,444
TELUS Corp.	5,256	190,490
Vocus Group Ltd.	27,028	59,684
		15,411,733
Electric Utilities – 1.2%
Acciona SA	1,557	128,981
Alpiq Holding AG (Registered)*	231	14,831
AusNet Services	33,122	44,951
BKW AG	1,400	81,882
Chubu Electric Power Co., Inc.	35,400	453,910
Chugoku Electric Power Co., Inc. (The)(a)	12,306	136,565
CK Infrastructure Holdings Ltd.	18,000	156,656
CLP Holdings Ltd.	53,000	539,049
Direct Energie	576	26,518
EDP – Energias de Portugal SA	94,025	335,504
Electricite de France SA(a)	10,765	140,957
Elia System Operator SA/NV	2,872	166,618
Emera, Inc.(a)	5,665	213,575
Endesa SA	10,094	231,064
Enel SpA	360,547	2,236,602
EVN AG	2,240	35,359
Fortis, Inc.	11,315	417,016
Fortum OYJ	12,556	266,652
Genesis Energy Ltd.	13,435	22,549
HK Electric Investments & HK Electric Investments Ltd.(a) (b)	61,500	56,598
Hokkaido Electric Power Co., Inc.* (a)	2,100	16,467
Hokuriku Electric Power Co.(a)	7,400	65,124
Hydro One Ltd.(b)	13,557	239,885
Iberdrola SA	178,050	1,439,075
Infratil Ltd.	37,798	83,248
Kansai Electric Power Co., Inc. (The)	37,400	509,342
Kyushu Electric Power Co., Inc.	22,000	249,758
Mercury NZ Ltd.	17,270	38,923
Okinawa Electric Power Co., Inc. (The)(a)	37,372	850,186
Orsted A/S(b)	5,509	308,758
Power Assets Holdings Ltd.	31,000	268,605

See Accompanying Notes to the Financial Statements.

144	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electric Utilities – (continued)
Red Electrica Corp. SA	16,279	$360,510
Romande Energie Holding SA (Registered)	56	63,539
Shikoku Electric Power Co., Inc.	10,500	136,575
Spark Infrastructure Group	37,950	73,909
SSE plc	46,486	853,124
Terna Rete Elettrica Nazionale SpA	41,381	249,711
Tohoku Electric Power Co., Inc.	26,500	345,622
Tokyo Electric Power Co. Holdings, Inc.*	33,115	135,223
Trustpower Ltd.	25,928	103,375
Verbund AG	3,625	88,112
		12,184,908
Electrical Equipment – 1.1%
ABB Ltd. (Registered)	56,210	1,470,663
Daihen Corp.	94,000	843,791
Fagerhult AB(a)	2,937	37,275
Fuji Electric Co. Ltd.	24,000	172,560
Fujikura Ltd.	12,500	108,026
Furukawa Electric Co. Ltd.	2,900	175,587
Futaba Corp.	3,400	66,995
GS Yuasa Corp.	6,000	29,939
Huber + Suhner AG (Registered)	715	38,734
Johnson Electric Holdings Ltd.	10,500	42,327
Legrand SA	7,373	547,732
Mabuchi Motor Co. Ltd.	2,000	104,022
Melrose Industries plc	77,348	225,869
Mitsubishi Electric Corp.	60,000	1,019,889
Nexans SA	2,204	144,296
Nidec Corp.	7,655	1,010,180
Nissin Electric Co. Ltd.	7,200	87,759
Nitto Kogyo Corp.	24,500	417,856
NKT A/S*	2,628	112,606
Nordex SE* (a)	5,604	57,933
OSRAM Licht AG	2,676	204,751
Philips Lighting NV(a) (b)	7,211	273,225
Prysmian SpA	8,814	303,929
Sanyo Denki Co. Ltd.	8,000	528,030
Schneider Electric SE*	15,549	1,366,687

Investments	Shares	Value
Electrical Equipment – (continued)
Senvion SA*	956	$12,757
SGL Carbon SE* (a)	4,984	78,295
Siemens Gamesa Renewable Energy SA	10,372	150,432
Somfy SA	275	27,871
TKH Group NV, CVA	2,194	147,859
Ushio, Inc.	5,900	81,207
Vestas Wind Systems A/S	6,351	560,271
Zumtobel Group AG	756	12,951
		10,462,304
Electronic Equipment, Instruments & Components – 1.6%
Ai Holdings Corp.	800	19,558
Alps Electric Co. Ltd.	8,700	263,764
ALSO Holding AG (Registered)*	4,964	672,291
Amano Corp.	2,600	63,656
Anritsu Corp.	6,200	58,001
Azbil Corp.	300	13,042
Barco NV	440	45,061
Canon Electronics, Inc.	12,700	284,333
Celestica, Inc.*	104,554	1,050,325
Citizen Watch Co. Ltd.	10,300	75,054
Comet Holding AG (Registered)*	120	18,876
CONEXIO Corp.	16,700	306,723
Datalogic SpA	535	21,259
Dexerials Corp.	5,600	62,934
Electrocomponents plc	24,445	225,447
Enplas Corp.	7,600	320,373
Evertz Technologies Ltd.	2,092	30,607
Fingerprint Cards AB, Class B* (a)	257,795	637,113
Halma plc	16,218	254,564
Hamamatsu Photonics KK	3,400	109,364
Hexagon AB, Class B	7,373	378,082
Hirose Electric Co. Ltd.	745	111,393
Hitachi High-Technologies Corp.	1,700	70,540
Hitachi Ltd.	224,000	1,768,265
Horiba Ltd.	300	17,715
Hosiden Corp.	2,700	46,311
Ibiden Co. Ltd.(a)	2,900	48,057

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	145

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electronic Equipment, Instruments & Components – (continued)
Inficon Holding AG (Registered)*	110	$68,364
Ingenico Group SA	1,766	171,456
Iriso Electronics Co. Ltd.(a)	1,200	67,165
Japan Aviation Electronics Industry Ltd.	2,044	37,128
Japan Display, Inc.* (a)	12,600	26,945
Jenoptik AG	2,585	87,044
Kaga Electronics Co. Ltd.	17,000	505,676
Keyence Corp.	2,400	1,327,044
Kyocera Corp.	11,000	730,203
Lagercrantz Group AB, Class B	3,520	37,421
LEM Holding SA (Registered)	27	35,348
Macnica Fuji Electronics Holdings, Inc.	29,200	606,974
Murata Manufacturing Co. Ltd.	5,800	902,948
Mycronic AB	1,738	20,656
Nichicon Corp.	5,100	63,958
Nippon Ceramic Co. Ltd.	900	25,583
Nippon Electric Glass Co. Ltd.	2,600	105,368
Nippon Signal Co. Ltd.	46,300	508,514
Nissha Co. Ltd.(a)	1,800	57,502
Nohmi Bosai Ltd.	23,900	401,734
Oki Electric Industry Co. Ltd.	9,600	133,317
Omron Corp.	7,600	422,705
Optex Group Co. Ltd.	500	20,593
Renishaw plc	1,617	106,399
Ryosan Co. Ltd.	1,400	56,490
Shimadzu Corp.	7,000	144,645
Siix Corp.	1,014	43,057
Spectris plc	4,921	167,292
Taiyo Yuden Co. Ltd.	2,500	43,078
TDK Corp.	4,300	328,091
Topcon Corp.	2,200	46,137
Truly International Holdings Ltd.(a)	1,334,000	516,378
V Technology Co. Ltd.	200	34,868
Venture Corp. Ltd.	17,300	247,488
Yaskawa Electric Corp.(a)	5,500	195,547
Yokogawa Electric Corp.	8,000	150,524
		15,416,348

Investments	Shares	Value
Energy Equipment & Services – 0.6%
Aker Solutions ASA* (b)	7,535	$41,276
Bourbon Corp.(a)	12,745	113,879
BW Offshore Ltd.*	82,344	269,720
CES Energy Solutions Corp.(a)	31,144	167,909
Enerflex Ltd.	3,685	50,168
Ensign Energy Services, Inc.	117,749	606,511
Fugro NV, CVA* (a)	9,157	118,035
Hunting plc*	21,556	149,853
John Wood Group plc	22,190	209,659
Modec, Inc.	14,600	335,095
Ocean Yield ASA	7,224	64,233
Odfjell Drilling Ltd.*	40,528	161,975
Petrofac Ltd.	10,406	57,942
Petroleum Geo-Services ASA* (a)	199,144	325,420
Precision Drilling Corp.*	9,860	29,601
Saipem SpA* (a)	29,419	123,652
SBM Offshore NV	9,020	160,980
Schoeller-Bleckmann Oilfield Equipment AG* (a)	202	18,859
Secure Energy Services, Inc.	16,232	105,896
Songa Offshore*	58,254	412,952
Subsea 7 SA	11,572	194,189
TechnipFMC plc*	15,403	421,888
Tecnicas Reunidas SA(a)	27,959	899,932
Tenaris SA	13,505	184,859
Vallourec SA* (a)	23,467	128,515
WorleyParsons Ltd.*	15,647	168,083
		5,521,081
Equity Real Estate Investment Trusts (REITs) – 2.5%
Abacus Property Group(a)	214,284	624,349
Activia Properties, Inc.	15	58,743
Advance Residence Investment Corp.	41	96,447
Aedifica SA	1,145	109,110
AEON REIT Investment Corp.	43	43,291
ALE Property Group	9,405	33,965
Allied Properties REIT	622	19,947
alstria office REIT-AG	6,756	95,665
Altarea SCA	118	26,565
Argosy Property Ltd.	94,153	66,757
Artis REIT	51,284	553,379

See Accompanying Notes to the Financial Statements.

146	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Ascendas REIT	109,500	$220,222
Ascott Residence Trust	70,564	61,894
Assura plc	171,403	137,479
Aventus Retail Property Fund Ltd.	256,541	456,350
Axiare Patrimonio SOCIMI SA	3,200	60,018
Befimmo SA	1,398	86,870
Beni Stabili SpA SIIQ	174,762	154,728
Big Yellow Group plc	17,851	184,308
Boardwalk REIT	3,027	93,480
British Land Co. plc (The)	16,524	131,878
BWP Trust(a)	44,067	104,406
Canadian Apartment Properties REIT	5,068	133,944
Canadian REIT	3,296	119,148
CapitaLand Mall Trust	12,400	18,385
CapitaLand Retail China Trust	95,662	116,558
CDL Hospitality Trusts	44,400	53,284
Champion REIT	51,000	36,803
Charter Hall Group	13,598	60,472
Choice Properties REIT	3,465	36,448
Cofinimmo SA	456	57,876
Comforia Residential REIT, Inc.	24	49,149
Cominar REIT	12,616	135,448
Crombie REIT	1,400	14,531
Cromwell Property Group(a)	930,051	713,117
CT REIT	2,800	30,713
Daiwa House REIT Investment Corp.	42	97,949
Daiwa Office Investment Corp.	9	43,721
Derwent London plc	516	18,337
Dexus	40,594	304,096
Dream Global REIT	80,051	692,397
Dream Office REIT	7,025	119,181
Eurocommercial Properties NV, CVA	742	30,902
Far East Hospitality Trust	53,300	27,385
First REIT	26,300	26,736
Folkestone Education Trust	8,106	17,403
Fonciere Des Regions	1,783	181,601
Frasers Centrepoint Trust	25,000	39,819
Frasers Commercial Trust	23,000	23,382

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Frasers Hospitality Trust	39,200	$22,587
Frasers Logistics & Industrial Trust(b)	113,800	93,135
Frontier Real Estate Investment Corp.	11	43,127
Fukuoka REIT Corp.	40	56,781
Gecina SA	2,001	324,717
Global One Real Estate Investment Corp.	12	39,497
GLP J-Reit	63	63,261
Goodman Group	44,971	288,265
Goodman Property Trust(a)	19,085	17,127
GPT Group (The)	52,779	205,984
Granite REIT	3,482	134,623
Green REIT plc	20,576	36,195
H&R REIT	3,660	60,815
Hamborner REIT AG	6,058	64,122
Hammerson plc	9,792	68,137
Hankyu Reit, Inc.	40	46,467
Hansteen Holdings plc	68,709	125,002
Heiwa Real Estate REIT, Inc.	73	58,847
Hibernia REIT plc	596,498	1,024,963
Hispania Activos Inmobiliarios SOCIMI SA	5,003	86,287
Hoshino Resorts REIT, Inc.	11	52,953
Hulic Reit, Inc.	26	36,267
ICADE	2,343	204,711
Ichigo Office REIT Investment	1,267	820,657
Industrial & Infrastructure Fund Investment Corp.	10	40,790
Intu Properties plc(a)	52,070	149,356
Invesco Office J-Reit, Inc.	657	600,742
Investa Office Fund	15,730	54,033
Invincible Investment Corp.	45	18,257
Japan Excellent, Inc.	31	36,421
Japan Hotel REIT Investment Corp.	77	50,891
Japan Logistics Fund, Inc.	25	44,882
Japan Prime Realty Investment Corp.	18	57,898
Japan Real Estate Investment Corp.	30	140,456
Japan Rental Housing Investments, Inc.	79	54,646

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	147

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Japan Retail Fund Investment Corp.	52	$92,166
Kenedix Office Investment Corp.	9	48,315
Kenedix Residential Investment Corp.	17	43,536
Kenedix Retail REIT Corp.(a)	35	69,119
Keppel DC REIT(a)	139,440	140,730
Keppel REIT	47,833	41,253
Killam Apartment REIT	37,887	388,245
Kiwi Property Group Ltd.(a)	4,340	3,939
Klepierre SA	6,862	272,951
Land Securities Group plc	14,712	188,725
LaSalle Logiport REIT	58	54,667
Link REIT	56,301	473,036
Lippo Malls Indonesia Retail Trust	383,400	122,416
LondonMetric Property plc	38,032	89,090
Mapletree Commercial Trust	32,090	36,626
Mapletree Greater China Commercial Trust(b)	49,500	42,691
Mapletree Industrial Trust	32,742	46,623
Mapletree Logistics Trust	72,123	67,231
MCUBS MidCity Investment Corp.	20	66,268
Merlin Properties Socimi SA	7,348	96,985
Mirvac Group(a)	183,960	339,934
Morguard REIT	12,852	142,069
Mori Hills REIT Investment Corp.	36	42,010
Mori Trust Sogo Reit, Inc.	28	39,944
National Storage REIT(a)	51,423	58,157
NewRiver REIT plc	246,375	1,095,705
Nippon Accommodations Fund, Inc.	8	30,872
Nippon Building Fund, Inc.	33	159,148
Nippon Prologis REIT, Inc.	41	86,164
NIPPON REIT Investment Corp.	33	94,530
Nomura Real Estate Master Fund, Inc.	87	108,798
Northview Apartment REIT	17,812	321,669
NorthWest Healthcare Properties REIT	39,493	348,332

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Orix JREIT, Inc.	58	$79,678
OUE Hospitality Trust	60,500	35,748
Parkway Life REIT	12,500	26,149
Precinct Properties New Zealand Ltd.	22,735	20,169
Premier Investment Corp.	14	12,358
Primary Health Properties plc	43,736	68,824
Property for Industry Ltd.	51,499	57,505
Prosperity REIT	81,000	34,573
Pure Industrial Real Estate Trust	106,224	548,795
Redefine International plc(a)	1,197,877	591,907
Regal REIT	690,000	210,490
Reit 1 Ltd.	131,108	526,592
Retail Estates NV	555	44,489
RioCan REIT	75	1,424
Safestore Holdings plc	12,195	72,097
Scentre Group	178,704	550,826
Secure Income REIT plc	4,460	22,358
Segro plc	42,301	305,023
Sekisui House Reit, Inc.	55	60,939
Sekisui House Residential Investment Corp.	55	53,775
Shaftesbury plc	15,147	199,133
Shopping Centres Australasia Property Group	33,990	61,245
SmartCentres REIT	2,280	51,256
SPH REIT	44,800	32,883
Stockland	67,386	233,540
Stride Property Group	23,842	26,623
Sunlight REIT	55,000	37,293
Suntec REIT	3,000	4,294
Terreis	968	46,922
Tokyu REIT, Inc.	40	46,959
Tritax Big Box REIT plc	105,738	206,831
Unibail-Rodamco SE	2,482	621,219
UNITE Group plc (The)	5,409	50,496
United Urban Investment Corp.	84	120,718
Vastned Retail NV	1,717	75,168
Vicinity Centres	46,350	94,178
Vital Healthcare Property Trust	43,976	66,578
Viva Energy REIT	28,511	46,782
Warehouses De Pauw CVA, CVA	900	97,328

See Accompanying Notes to the Financial Statements.

148	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Wereldhave NV	34,622	$1,573,588
Westfield Corp.(a)	40,100	238,902
Workspace Group plc	8,939	105,054
		24,454,188
Food & Staples Retailing – 1.5%
Aeon Co. Ltd.	30,613	471,601
Ain Holdings, Inc.	600	40,922
Alimentation Couche-Tard, Inc., Class B	12,337	578,904
Arcs Co. Ltd.	2,918	65,073
Axfood AB	3,184	57,581
Axial Retailing, Inc.	1,100	44,724
Belc Co. Ltd.	800	44,566
Booker Group plc	64,599	172,598
Carrefour SA	32,218	648,559
Casino Guichard Perrachon SA	1,292	73,803
Cawachi Ltd.	10,300	252,175
cocokara fine, Inc.	18,100	1,005,113
Colruyt SA(a)	546	27,929
Cosmos Pharmaceutical Corp.	300	62,281
Create SD Holdings Co. Ltd.	2,000	50,057
Daikokutenbussan Co. Ltd.	400	18,164
Distribuidora Internacional de Alimentacion SA(a)	37,343	182,711
Empire Co. Ltd., Class A	1,700	29,448
FamilyMart UNY Holdings Co. Ltd.	2,137	121,115
George Weston Ltd.	2,359	198,221
Heiwado Co. Ltd.	1,200	26,085
ICA Gruppen AB	1,931	71,226
Inageya Co. Ltd.	2,398	39,421
Itochu-Shokuhin Co. Ltd.	400	18,235
J Sainsbury plc	56,838	183,034
Jean Coutu Group PJC, Inc. (The), Class A	4,943	93,868
Jeronimo Martins SGPS SA	6,186	112,420
Kato Sangyo Co. Ltd.(a)	23,400	726,938
Kesko OYJ, Class A	562	28,499
Kesko OYJ, Class B	2,090	106,764
Kobe Bussan Co. Ltd.	400	17,179
Koninklijke Ahold Delhaize NV	60,591	1,140,308

Investments	Shares	Value
Food & Staples Retailing – (continued)
Kusuri no Aoki Holdings Co. Ltd.	600	$33,266
Lawson, Inc.	1,600	104,198
Life Corp.	700	18,543
Loblaw Cos. Ltd.	6,497	335,560
Madison Holdings Group Ltd.*	44,000	9,813
MARR SpA	1,155	29,507
Matsumotokiyoshi Holdings Co. Ltd.	1,800	128,945
Metcash Ltd.(a)	822,792	1,697,056
Metro, Inc.	6,789	213,871
Ministop Co. Ltd.	1,000	20,241
Mitsubishi Shokuhin Co. Ltd.	500	14,763
Nihon Chouzai Co. Ltd.	4,400	143,853
North West Co., Inc. (The)	5,684	138,804
Okuwa Co. Ltd.	2,000	20,241
Olam International Ltd.	27,500	47,435
Qol Co. Ltd.	1,500	27,497
Rallye SA(a)	13,677	233,897
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	375	18,353
Seven & i Holdings Co. Ltd.	22,200	893,236
Sheng Siong Group Ltd.(a)	51,500	35,722
Shufersal Ltd.	3,578	22,746
Sligro Food Group NV	1,155	51,957
Sogo Medical Co. Ltd.	1,000	55,355
Sonae SGPS SA	76,391	91,483
Sugi Holdings Co. Ltd.	800	40,553
Sundrug Co. Ltd.	1,600	69,489
Tesco plc	216,361	521,192
Tsuruha Holdings, Inc.	900	111,124
United Super Markets Holdings, Inc.	2,000	18,639
Valor Holdings Co. Ltd.	2,300	52,161
Welcia Holdings Co. Ltd.	1,800	68,116
Wesfarmers Ltd.	32,339	1,036,470
Wm Morrison Supermarkets plc	116,508	346,875
Woolworths Ltd.	31,931	633,622
Yaoko Co. Ltd.	1,800	87,917
Yokohama Reito Co. Ltd.(a)	46,600	442,091
		14,524,113

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	149

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – 2.6%
a2 Milk Co. Ltd.*	42,985	$255,304
AAK AB	834	67,443
Ajinomoto Co., Inc.	18,200	364,625
Ariake Japan Co. Ltd.(a)	800	61,040
Aryzta AG*	2,962	94,108
Associated British Foods plc(a)	7,665	339,156
Austevoll Seafood ASA	4,125	41,215
Australian Agricultural Co. Ltd.*	36,278	40,890
Bakkafrost P/F	2,188	97,581
Barry Callebaut AG (Registered)*	38	59,356
Bega Cheese Ltd.(a)	7,095	39,985
Bell Food Group AG (Registered)	168	72,598
Bonduelle SCA	12,118	572,157
Bourbon Corp.	14,600	341,005
Bumitama Agri Ltd.	282,300	163,694
Calbee, Inc.(a)	3,200	107,436
Chocoladefabriken Lindt & Spruengli AG	43	249,122
Chocoladefabriken Lindt & Spruengli AG (Registered)	5	347,412
Cloetta AB, Class B	9,240	31,235
Costa Group Holdings Ltd.	13,860	65,995
CP Pokphand Co. Ltd.	317,384	25,629
Cranswick plc	2,263	92,559
Dairy Crest Group plc(a)	8,688	70,089
Danone SA	17,888	1,461,621
DyDo Group Holdings, Inc.	500	24,465
Ebro Foods SA	1,485	35,732
Emmi AG (Registered)*	41	25,625
Ezaki Glico Co. Ltd.	1,300	71,962
First Resources Ltd.	12,400	17,930
ForFarmers NV	29,656	362,579
Freedom Foods Group Ltd.	787	2,830
Fuji Oil Holdings, Inc.	3,400	91,261
Fujicco Co. Ltd.	2,000	45,094
Fujiya Co. Ltd.	400	9,054
Glanbia plc	6,829	131,981
Golden Agri-Resources Ltd.	439,800	127,511
GrainCorp Ltd., Class A	12,362	80,568
Greencore Group plc	72,467	185,536

Investments	Shares	Value
Food Products – (continued)
Grieg Seafood ASA	50,070	$474,575
Hokuto Corp.	700	12,185
House Foods Group, Inc.	2,400	71,073
Inghams Group Ltd.	5,846	15,913
Itoham Yonekyu Holdings, Inc.	6,500	61,837
Japfa Ltd.	230,200	99,690
Kagome Co. Ltd.	900	29,860
Kameda Seika Co. Ltd.	900	40,711
Kerry Group plc, Class A	4,883	491,767
Kewpie Corp.	2,600	64,571
Kikkoman Corp.	4,000	136,584
Kotobuki Spirits Co. Ltd.	1,000	41,098
KWS Saat SE	60	25,324
LDC SA	2,628	352,377
Leroy Seafood Group ASA	9,350	56,064
Lotus Bakeries	13	33,015
Maple Leaf Foods, Inc.	1,870	48,538
Marine Harvest ASA*	22,883	446,087
Marudai Food Co. Ltd.	101,000	471,979
Maruha Nichiro Corp.	4,400	135,334
Megmilk Snow Brand Co. Ltd.	1,014	28,288
MEIJI Holdings Co. Ltd.	4,600	374,866
Mitsui Sugar Co. Ltd.	3,800	129,754
Morinaga & Co. Ltd.	1,100	62,633
Morinaga Milk Industry Co. Ltd.	1,200	46,044
Nagatanien Holdings Co. Ltd.	1,000	11,925
Naturex*	590	67,014
Nestle SA (Registered)	87,926	7,400,674
Neto ME Holdings Ltd.	1,292	129,255
NH Foods Ltd.	5,000	143,448
Nichirei Corp.	3,500	89,695
Nippon Flour Mills Co. Ltd.	68,200	1,042,536
Nippon Suisan Kaisha Ltd.	12,100	73,475
Nisshin Oillio Group Ltd. (The)	1,400	45,895
Nisshin Seifun Group, Inc.	7,090	124,105
Nissin Foods Holdings Co. Ltd.	1,500	94,121
Norway Royal Salmon ASA	18,526	358,886
Origin Enterprises plc	18,224	144,364
Orkla ASA(a)	19,856	194,024
Premium Brands Holdings Corp.	1,100	89,085
Prima Meat Packers Ltd.	33,000	215,198

See Accompanying Notes to the Financial Statements.

150	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
Raisio OYJ, Class V	4,125	$17,059
Riken Vitamin Co. Ltd.	800	30,696
Rokko Butter Co. Ltd.	15,600	349,809
S Foods, Inc.	4,500	170,686
Sakata Seed Corp.	2,800	84,397
Salmar ASA	3,732	111,159
Saputo, Inc.	4,230	152,846
Savencia SA	3,725	355,834
Schouw & Co. AB	1,156	120,258
Showa Sangyo Co. Ltd.	21,600	562,098
Strauss Group Ltd.	952	19,359
Suedzucker AG	3,833	75,909
SunOpta, Inc.*	4,692	43,677
Synlait Milk Ltd.*	74,881	421,150
Tassal Group Ltd.(a)	149,664	483,118
Tate & Lyle plc	3,248	27,885
Toyo Suisan Kaisha Ltd.	2,800	107,313
Vilmorin & Cie SA	4,467	430,253
Viscofan SA	825	49,957
Vitasoy International Holdings Ltd.	16,000	36,997
Wessanen	3,410	64,771
WH Group Ltd.(b)	374,500	379,214
Wilmar International Ltd.	190,100	473,017
Yakult Honsha Co. Ltd.	3,700	304,127
Yamazaki Baking Co. Ltd.	9,800	175,939
		25,294,778
Gas Utilities – 0.3%
APA Group	32,996	216,565
Gas Natural SDG SA	13,870	296,820
Hong Kong & China Gas Co. Ltd.	212,470	402,511
Italgas SpA	22,372	130,702
Osaka Gas Co. Ltd.	11,200	215,711
Rubis SCA(a)	3,956	248,308
Saibu Gas Co. Ltd.	3,300	82,391
Shizuoka Gas Co. Ltd.	60,600	469,846
Superior Plus Corp.	18,845	189,897
Toho Gas Co. Ltd.	2,000	55,707
Tokyo Gas Co. Ltd.	18,200	451,757

Investments	Shares	Value
Gas Utilities – (continued)
Valener, Inc.	83	$1,426
		2,761,641
Health Care Equipment & Supplies – 0.8%
Ambu A/S, Class B	1,775	163,673
Ansell Ltd.	3,438	63,266
Asahi Intecc Co. Ltd.	2,800	161,647
BioMerieux	825	64,719
Carl Zeiss Meditec AG	715	38,115
Cochlear Ltd.	1,232	166,180
Coloplast A/S, Class B	2,993	263,333
ConvaTec Group plc(b)	29,512	76,774
DiaSorin SpA	869	79,064
Draegerwerk AG & Co. KGaA	536	47,487
Draegerwerk AG & Co. KGaA (Preference)	952	109,406
Eiken Chemical Co. Ltd.	800	31,365
Elekta AB, Class B	14,092	135,503
Essilor International SA	5,767	730,276
Fisher & Paykel Healthcare Corp. Ltd.	12,815	116,321
Fukuda Denshi Co. Ltd.	8,463	592,849
Getinge AB, Class B	1,316	25,906
GN Store Nord A/S	2,532	83,758
Guerbet	343	30,887
Hogy Medical Co. Ltd.	600	41,028
Hoya Corp.	9,700	524,054
Ion Beam Applications	1,241	38,022
Koninklijke Philips NV	28,416	1,157,123
LivaNova plc* (a)	400	29,560
LivaNova plc*	800	59,120
Mani, Inc.	1,300	37,011
Mazor Robotics Ltd.*	2,094	66,023
Menicon Co. Ltd.	800	36,047
Nagaileben Co. Ltd.	1,500	37,253
Nakanishi, Inc.	1,700	76,899
Nihon Kohden Corp.	2,300	50,866
Nikkiso Co. Ltd.	1,100	10,261
Nipro Corp.	5,200	75,462
Olympus Corp.	8,400	309,742
Paramount Bed Holdings Co. Ltd.	800	35,096
Sartorius AG (Preference)(a)	1,400	130,491

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	151

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Equipment & Supplies – (continued)
Sartorius Stedim Biotech	770	$52,484
Sectra AB, Class B*	1,654	32,401
Smith & Nephew plc	26,426	498,663
Sonova Holding AG (Registered)	1,606	290,169
Straumann Holding AG (Registered)	219	153,023
Sysmex Corp.	4,200	285,717
Terumo Corp.	8,800	364,376
William Demant Holding A/S*	2,796	80,672
Ypsomed Holding AG (Registered)* (a)	165	28,753
		7,480,845
Health Care Providers & Services – 0.7%
Alfresa Holdings Corp.	11,800	224,411
Amplifon SpA	3,837	58,288
As One Corp.	700	38,256
Attendo AB(b)	3,465	40,747
BML, Inc.	1,200	26,423
Capio AB(b)	121,944	620,513
Chartwell Retirement Residences	2,222	26,458
CVS Group plc	4,284	80,783
EBOS Group Ltd.	1,980	23,873
Extendicare, Inc.	4,950	35,980
Fagron*	8,568	111,142
Fresenius Medical Care AG & Co. KGaA	6,132	593,051
Fresenius SE & Co. KGaA	11,242	939,140
Healthscope Ltd.(a)	9,719	14,606
Japan Lifeline Co. Ltd.	1,500	71,812
Korian SA	3,389	110,150
Lifco AB, Class B	896	32,108
Mediclinic International plc(a)	13,700	105,883
Medipal Holdings Corp.	7,100	131,090
Metlifecare Ltd.	10,298	40,776
Miraca Holdings, Inc.	1,300	60,292
NichiiGakkan Co. Ltd.	9,200	94,324
NMC Health plc	1,466	56,301
Orpea	1,116	133,714
Primary Health Care Ltd.(a)	348,485	913,827

Investments	Shares	Value
Health Care Providers & Services – (continued)
Raffles Medical Group Ltd.(a)	22,043	$18,283
Ramsay Health Care Ltd.	3,796	194,747
RHOEN-KLINIKUM AG(a)	2,259	78,817
Ryman Healthcare Ltd.	1,251	7,970
Ship Healthcare Holdings, Inc.	3,300	102,662
Sigma Healthcare Ltd.(a)	935,218	541,394
Sonic Healthcare Ltd.	15,442	257,760
Summerset Group Holdings Ltd.	11,425	38,116
Suzuken Co. Ltd.	3,380	121,214
Toho Holdings Co. Ltd.	4,200	82,130
Town Health International Medical Group Ltd.	398,000	38,260
UDG Healthcare plc	16,336	200,555
Vital KSK Holdings, Inc.	46,200	373,649
		6,639,505
Health Care Technology – 0.1%
AGFA-Gevaert NV*	140,598	661,219
CompuGroup Medical SE	624	35,859
M3, Inc.	5,000	148,508
RaySearch Laboratories AB*	846	18,746
		864,332
Hotels, Restaurants & Leisure – 1.9%
Accor SA	7,948	396,610
Aeon Fantasy Co. Ltd.	500	19,537
Ainsworth Game Technology Ltd.* (a)	87,076	152,225
Arcland Service Holdings Co. Ltd.	1,400	30,851
Ardent Leisure Group(a)	2,137	3,072
Aristocrat Leisure Ltd.	17,009	307,131
Atom Corp.	5,800	42,315
Autogrill SpA	6,257	81,857
Basic-Fit NV* (b)	3,008	69,085
Cafe de Coral Holdings Ltd.	6,000	18,457
Carnival plc	7,519	495,349
CHIMNEY Co. Ltd.	1,400	35,089
China Baoli Technologies Holdings Ltd.*	500,000	9,036
Codere SA*	23,570	10,434
Colowide Co. Ltd.(a)	3,500	65,454
Compass Group plc	45,413	996,861

See Accompanying Notes to the Financial Statements.

152	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Corporate Travel Management Ltd.(a)	4,734	$87,260
Create Restaurants Holdings, Inc.	2,200	23,524
Crown Resorts Ltd.	1,173	10,442
Dalata Hotel Group plc*	16,255	101,309
Domino’s Pizza Enterprises Ltd.(a)	2,518	89,950
Domino’s Pizza Group plc	39,408	175,678
Doutor Nichires Holdings Co. Ltd.	2,700	63,966
Elior Group SA(b)	4,004	113,720
Evolution Gaming Group AB(b)	1,265	90,737
Flight Centre Travel Group Ltd.(a)	3,651	131,012
Fuji Kyuko Co. Ltd.	1,000	22,239
Galaxy Entertainment Group Ltd.	57,000	387,949
Genting Singapore plc	144,000	128,949
GL Ltd.	451,500	306,545
Great Canadian Gaming Corp.*	2,860	68,022
Greene King plc	25,026	179,792
GVC Holdings plc	11,752	146,307
Hiday Hidaka Corp.	1,660	48,501
HIS Co. Ltd.	800	26,718
Ichibanya Co. Ltd.	1,000	38,722
InterContinental Hotels Group plc	6,299	348,978
International Game Technology plc	3,000	70,500
J D Wetherspoon plc	3,795	62,743
Kappa Create Co. Ltd.*	1,700	19,075
Kindred Group plc, SDR	4,675	59,695
Kingston Financial Group Ltd.(a)	250,000	192,904
Kisoji Co. Ltd.(a)	1,700	40,903
KOMEDA Holdings Co. Ltd.	1,200	20,414
Kyoritsu Maintenance Co. Ltd.	1,600	50,268
Ladbrokes Coral Group plc	53,108	89,849
Mandarin Oriental International Ltd.	8,000	17,600

Investments	Shares	Value
Hotels, Restaurants & Leisure – (continued)
Mantra Group Ltd.	251,655	$752,530
Marston’s plc(a)	549,201	777,446
Matsuya Foods Co. Ltd.	400	15,330
McDonald’s Holdings Co. Japan Ltd.	1,100	47,144
Melco International Development Ltd.	21,000	57,468
Melia Hotels International SA	2,585	35,384
Merlin Entertainments plc(b)	32,064	161,291
Miramar Hotel & Investment	16,000	34,536
Mitchells & Butlers plc	154,454	524,049
MOS Food Services, Inc.	2,100	64,129
NagaCorp Ltd.	2,062,000	1,665,077
NH Hotel Group SA	12,299	77,800
Ohsho Food Service Corp.	1,504	62,805
Oriental Land Co. Ltd.	7,300	581,662
Paddy Power Betfair plc	2,421	247,713
Pandox AB	2,365	43,109
Parques Reunidos Servicios Centrales SAU(b)	7,480	121,601
Plenus Co. Ltd.	1,000	20,320
Rank Group plc	164,039	518,231
Resorttrust, Inc.	1,800	35,246
Restaurant Brands International, Inc.	7,164	463,206
Restaurant Brands International, Inc.*	3,458	223,586
Restaurant Brands New Zealand Ltd.	6,220	28,890
Restaurant Group plc (The)	169,141	682,143
Retail Food Group Ltd.(a)	140,910	475,388
Rezidor Hotel Group AB(a)	3,130	11,216
Ringer Hut Co. Ltd.	1,700	36,804
Round One Corp.	2,700	34,787
Royal Holdings Co. Ltd.	1,600	41,229
Saizeriya Co. Ltd.	1,300	39,985
Sands China Ltd.	63,600	299,585
Scandic Hotels Group AB(b)	64,678	834,375
Shangri-La Asia Ltd.	32,000	63,657
SkiStar AB	1,110	24,264
SKYCITY Entertainment Group Ltd.(a)	15,031	40,055
Skylark Co. Ltd.	3,700	55,192

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	153

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Sodexo SA	2,701	$343,758
SSP Group plc	26,948	209,346
St Marc Holdings Co. Ltd.	1,400	42,260
Star Entertainment Grp Ltd. (The)(a)	18,462	81,396
Tabcorp Holdings Ltd.(a)	17,988	61,927
Tatts Group Ltd.	31,350	100,237
Thomas Cook Group plc	545,456	867,757
Tokyo Dome Corp.	72,700	678,823
Tokyotokeiba Co. Ltd.	900	27,286
Toridoll Holdings Corp.	1,600	51,395
Tosho Co. Ltd.	800	22,036
TUI AG, DI	24,771	447,367
Whitbread plc	3,374	165,465
William Hill plc	16,320	56,001
Wynn Macau Ltd.	18,000	46,143
Yoshinoya Holdings Co. Ltd.(a)	4,900	81,329
Young & Co’s Brewery plc	718	10,631
Zensho Holdings Co. Ltd.	3,600	66,563
		18,504,587
Household Durables – 1.8%
Alpine Electronics, Inc.	3,600	79,331
Barratt Developments plc	36,792	319,775
Bellway plc	6,205	300,757
Berkeley Group Holdings plc	4,540	225,541
Bonava AB, Class B	4,031	58,695
Bovis Homes Group plc	111,729	1,744,837
Breville Group Ltd.	3,137	28,022
Cairn Homes plc*	33,544	69,655
Casio Computer Co. Ltd.(a)	10,000	146,792
Clarion Co. Ltd.	86,000	325,442
Countryside Properties plc(b)	302,208	1,426,281
Crest Nicholson Holdings plc	213,598	1,606,863
De’ Longhi SpA	1,155	37,876
Dorel Industries, Inc., Class B	23,287	607,691
Ekornes ASA	22,703	317,713
Electra Consumer Products 1970 Ltd.	5,916	118,001
Electrolux AB, Series B	6,862	242,618
Fiskars OYJ Abp	2,172	54,249
Forbo Holding AG (Registered)	16	24,205

Investments	Shares	Value
Household Durables – (continued)
Foster Electric Co. Ltd.	19,637	$457,442
Fujitsu General Ltd.	2,000	38,071
Haseko Corp.	17,300	249,688
Husqvarna AB, Class A	3,604	35,128
Husqvarna AB, Class B	10,285	100,494
Iida Group Holdings Co. Ltd.	7,300	139,152
JM AB	3,328	87,813
Kaufman & Broad SA	18,187	803,621
Man Wah Holdings Ltd.	29,600	26,710
McCarthy & Stone plc(b)	4,978	10,577
Metall Zug AG (Registered)	10	38,453
Nagawa Co. Ltd.	500	20,087
Nikon Corp.	15,000	282,892
Nobia AB	2,640	21,664
Panasonic Corp.	73,200	1,095,455
Persimmon plc	12,092	449,933
Pioneer Corp.*	15,600	30,066
Pressance Corp.	19,600	262,874
Q Technology Group Co. Ltd.(b)	6,000	13,412
Redrow plc	23,920	206,787
Rinnai Corp.	900	76,749
Sangetsu Corp.	2,256	41,316
SEB SA	592	110,344
Sekisui Chemical Co. Ltd.	18,700	374,560
Sekisui House Ltd.	32,600	605,638
Sharp Corp.* (a)	4,600	145,129
Sony Corp.	36,500	1,417,535
Starts Corp., Inc.	27,100	732,175
Steinhoff International Holdings NV(a)	74,898	333,130
Sumitomo Forestry Co. Ltd.	8,000	134,049
Sundart Holdings Ltd.	68,000	40,703
Tamron Co. Ltd.	6,800	141,051
Taylor Wimpey plc	159,286	421,990
Techtronic Industries Co. Ltd.	47,500	278,542
Token Corp.	5,810	698,448
TomTom NV* (a)	12,278	139,886
Zojirushi Corp.(a)	46,600	419,535
		18,215,443
Household Products – 0.3%
Earth Chemical Co. Ltd.	600	28,091

See Accompanying Notes to the Financial Statements.

154	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Household Products – (continued)
Henkel AG & Co. KGaA	2,847	$358,857
Henkel AG & Co. KGaA (Preference)	5,070	711,709
Lion Corp.	6,000	114,899
Pigeon Corp.	2,400	84,590
Reckitt Benckiser Group plc	19,783	1,769,341
Svenska Cellulosa AB SCA, Class A	3,160	30,744
Unicharm Corp.	15,400	348,645
		3,446,876
Independent Power and Renewable Electricity Producers – 0.2%
Algonquin Power & Utilities Corp.	13,354	143,060
Boralex, Inc., Class A	2,035	36,182
Capital Power Corp.	471	8,926
Drax Group plc	26,399	97,387
EDP Renovaveis SA	6,490	53,680
Electric Power Development Co. Ltd.	5,500	137,706
eRex Co. Ltd.	1,800	17,742
ERG SpA	2,090	34,939
GCL New Energy Holdings Ltd.* (a)	6,220,000	454,434
Innergex Renewable Energy, Inc.	12,871	140,681
Meridian Energy Ltd.	28,875	56,375
Northland Power, Inc.	2,420	46,312
Saeta Yield SA	2,970	33,177
TransAlta Corp.	16,015	94,790
TransAlta Renewables, Inc.	4,100	44,241
Uniper SE	10,702	300,711
		1,700,343
Industrial Conglomerates – 1.0%
CIR-Compagnie Industriali Riunite SpA	237,491	356,898
CK Hutchison Holdings Ltd.	123,856	1,572,450
Daetwyler Holding AG	334	56,091
DCC plc	2,628	249,175
Hopewell Holdings Ltd.	8,000	30,711

Investments	Shares	Value
Industrial Conglomerates – (continued)
Indus Holding AG	990	$69,348
Italmobiliare SpA	208	5,597
Jardine Matheson Holdings Ltd.	13,900	890,434
Jardine Strategic Holdings Ltd.	8,200	343,908
Keihan Holdings Co. Ltd.	5,000	152,249
Keppel Corp. Ltd.	51,200	281,856
Nisshinbo Holdings, Inc.	7,500	89,369
Nolato AB, Class B	710	39,351
NWS Holdings Ltd.	53,401	108,009
Rheinmetall AG(a)	1,686	198,866
Seibu Holdings, Inc.	6,700	119,047
Sembcorp Industries Ltd.(a)	78,500	190,142
Shun Tak Holdings Ltd.	1,592,000	685,626
Siemens AG (Registered)	24,528	3,500,302
Smiths Group plc	7,072	147,537
TOKAI Holdings Corp.	12,795	101,905
Toshiba Corp.* (a)	202,000	584,863
		9,773,734
Insurance – 5.1%
Admiral Group plc	6,869	175,501
Aegon NV	53,556	316,193
Ageas	9,928	481,650
AIA Group Ltd.	353,000	2,655,938
Allianz SE (Registered)	22,265	5,170,663
ASR Nederland NV	8,183	335,554
Assicurazioni Generali SpA	60,590	1,103,939
AUB Group Ltd.	2,255	22,875
Aviva plc	184,325	1,236,111
AXA SA	97,382	2,941,633
Baloise Holding AG (Registered)	2,483	391,830
Beazley plc	40,324	270,686
CBL Corp. Ltd.	5,544	11,166
Clal Insurance Enterprises Holdings Ltd.*	12,556	240,884
CNP Assurances	8,260	192,209
Coface SA	80,688	881,696
Dai-ichi Life Holdings, Inc.	53,500	1,008,745
Direct Line Insurance Group plc	47,035	232,164
esure Group plc	17,708	63,139
Euler Hermes Group	1,281	148,648
Fairfax Financial Holdings Ltd.	1,108	583,963

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	155

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
Gjensidige Forsikring ASA	968	$18,184
Great Eastern Holdings Ltd.	6,800	131,019
Great-West Lifeco, Inc.	10,074	280,550
Grupo Catalana Occidente SA	2,102	88,472
Hannover Rueck SE	2,993	375,343
Harel Insurance Investments & Financial Services Ltd.	19,063	130,227
Hastings Group Holdings plc(b)	11,496	48,104
Helvetia Holding AG (Registered)	317	170,616
Hiscox Ltd.	14,056	266,546
IDI Insurance Co. Ltd.	1,910	128,039
Industrial Alliance Insurance & Financial Services, Inc.	2,652	120,267
Insurance Australia Group Ltd.	48,034	241,605
Intact Financial Corp.	3,651	298,656
Japan Post Holdings Co. Ltd.	29,200	336,122
Japan Post Insurance Co. Ltd.	7,300	157,204
Jardine Lloyd Thompson Group plc	3,135	54,245
Just Group plc	536,040	1,097,648
Lancashire Holdings Ltd.(a)	172,003	1,716,511
Legal & General Group plc	261,123	925,845
Manulife Financial Corp.	91,615	1,843,529
Mapfre SA	58,586	191,714
Medibank Pvt Ltd.	82,052	193,144
Menora Mivtachim Holdings Ltd.	8,171	101,102
Migdal Insurance & Financial Holding Ltd.	294,336	341,950
MS&AD Insurance Group Holdings, Inc.	25,400	857,247
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	7,154	1,600,555
nib holdings Ltd.	19,811	95,698
NN Group NV	17,583	736,580
Old Mutual plc	205,130	520,289
Phoenix Group Holdings	28,259	284,076
Phoenix Holdings Ltd. (The)*	21,712	107,558

Investments	Shares	Value
Insurance – (continued)
Poste Italiane SpA(b)	35,027	$256,050
Power Corp. of Canada	13,725	352,202
Power Financial Corp.	8,249	231,069
Prudential plc	129,429	3,183,129
QBE Insurance Group Ltd.	57,524	471,058
RSA Insurance Group plc	50,299	420,138
Sampo OYJ, Class A	14,092	738,413
SCOR SE	8,541	354,662
Societa Cattolica di Assicurazioni SC	124,173	1,346,018
Sompo Holdings, Inc.	18,400	734,996
Sony Financial Holdings, Inc.(a)	8,500	139,734
Standard Life Aberdeen plc	129,767	740,649
Steadfast Group Ltd.	33,550	68,942
Storebrand ASA	17,930	153,290
Sun Life Financial, Inc.	27,375	1,067,096
Suncorp Group Ltd.	63,583	662,056
Swiss Life Holding AG (Registered)*	1,606	558,749
Swiss Re AG	15,038	1,415,847
T&D Holdings, Inc.	29,300	450,858
Talanx AG	1,827	71,758
Tokio Marine Holdings, Inc.	38,200	1,632,148
Topdanmark A/S*	1,650	67,833
Tryg A/S	2,365	56,315
Unipol Gruppo SpA	6,334	28,585
UnipolSai Assicurazioni SpA(a)	28,798	65,620
UNIQA Insurance Group AG	5,720	58,679
Vittoria Assicurazioni SpA	20,586	288,020
Wuestenrot & Wuerttembergische AG	29,566	794,598
Zurich Insurance Group AG	7,081	2,163,086
		50,495,430
Internet & Direct Marketing Retail – 0.2%
AO World plc*	16,333	23,858
ASKUL Corp.	500	13,421
ASOS plc*	1,589	120,213
Belluna Co. Ltd.	43,900	496,063
boohoo.com plc*	21,681	57,726
N Brown Group plc	123,224	492,870
Ocado Group plc* (a)	40,281	153,894

See Accompanying Notes to the Financial Statements.

156	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Internet & Direct Marketing Retail – (continued)
Rakuten, Inc.(a)	23,600	$251,099
SRP Groupe SA* (b)	775	11,421
Start Today Co. Ltd.	4,000	108,774
Takkt AG	1,485	30,802
Trade Me Group Ltd.	9,570	29,567
Webjet Ltd.(a)	6,817	60,110
Yoox Net-A-Porter Group SpA* (a)	2,041	76,323
Zalando SE* (a) (b)	2,179	109,038
zooplus AG* (a)	279	46,267
		2,081,446
Internet Software & Services – 0.2%
Auto Trader Group plc(b)	43,895	199,644
carsales.com Ltd.	616	6,475
COOKPAD, Inc.(a)	8,700	58,036
DeNA Co. Ltd.(a)	4,000	93,532
Dip Corp.	1,400	34,030
F@N Communications, Inc.	2,200	22,672
GMO internet, Inc.	1,200	18,407
Gree, Inc.	2,000	13,500
Gurunavi, Inc.	1,800	23,144
Infomart Corp.	5,500	41,239
Internet Initiative Japan, Inc.	2,300	48,032
Istyle, Inc.	2,000	13,694
Just Eat plc*	12,483	129,299
Kakaku.com, Inc.	1,600	21,867
Mixi, Inc.	1,800	87,442
Moneysupermarket.com Group plc	30,328	130,850
NetEnt AB*	4,510	35,744
NEXTDC Ltd.*	16,647	65,863
Opera Software ASA*	6,778	19,385
Rightmove plc	3,160	174,315
Rocket Internet SE* (a) (b)	734	18,735
Shopify, Inc., Class A*	2,396	238,378
SMS Co. Ltd.	1,600	47,945
SUNeVision Holdings Ltd.	134,000	92,404
Takeaway.com NV* (b)	1,022	48,308
United Internet AG (Registered)	3,110	196,765
XING SE	165	49,034
Yahoo Japan Corp.(a)	37,300	166,427

Investments	Shares	Value
Internet Software & Services – (continued)
ZPG plc(b)	23,598	$109,679
		2,204,845
IT Services – 0.8%
Alten SA	1,434	125,541
Altran Technologies SA	3,520	65,118
Amadeus IT Group SA	12,862	872,794
Atea ASA*	10,346	130,243
Atos SE	3,151	489,679
Bechtle AG	1,192	95,023
CANCOM SE	1,168	86,157
Capgemini SE	4,905	596,264
CGI Group, Inc., Class A*	7,665	407,599
Computacenter plc	9,339	123,397
Computershare Ltd.	16,469	196,738
Digital Garage, Inc.	1,300	27,835
DTS Corp.	2,000	59,755
Econocom Group SA/NV	5,280	40,645
Equiniti Group plc(b)	6,906	27,778
FDM Group Holdings plc	3,850	49,899
Formula Systems 1985 Ltd.	5,658	232,234
Fujitsu Ltd.	89,000	688,001
Indra Sistemas SA*	7,713	110,878
Infocom Corp.	800	20,495
Information Services International-Dentsu Ltd.	900	19,960
Itochu Techno-Solutions Corp.	1,200	46,467
Kanematsu Electronics Ltd.	300	9,307
Link Administration Holdings Ltd.	25,312	159,728
Matrix IT Ltd.	2,464	27,086
Mitsubishi Research Institute, Inc.	10,400	307,982
NEC Networks & System Integration Corp.	26,400	653,785
NET One Systems Co. Ltd.	8,100	99,869
Nets A/S* (b)	2,602	66,439
Nihon Unisys Ltd.	2,600	42,925
Nomura Research Institute Ltd.	2,515	105,908
NS Solutions Corp.	800	19,319
NTT Data Corp.	37,800	438,111
Obic Co. Ltd.	1,500	98,610
Otsuka Corp.	900	60,987

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	157

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
IT Services – (continued)
Paysafe Group plc*	27,952	$217,517
Reply SpA	880	46,788
SCSK Corp.	900	38,573
Softcat plc	12,119	86,341
Sopra Steria Group	663	124,389
Tieto OYJ	1,598	48,978
TIS, Inc.	2,300	71,046
Transcosmos, Inc.	2,100	48,661
Wirecard AG	2,574	253,530
Worldline SA* (b)	1,045	51,124
Worldpay Group plc(b)	44,990	242,563
		7,832,066
Leisure Products – 0.2%
Amer Sports OYJ*	1,416	35,251
Bandai Namco Holdings, Inc.	8,500	289,866
Beneteau SA	2,358	42,413
BRP, Inc.	3,584	120,551
Heiwa Corp.(a)	1,250	22,980
Mars Engineering Corp.	6,800	138,178
Mizuno Corp.	800	22,635
Photo-Me International plc	19,912	47,398
Sega Sammy Holdings, Inc.	5,800	81,107
Shimano, Inc.(a)	2,800	381,202
Spin Master Corp.* (b)	2,040	75,580
Technogym SpA(b)	4,905	47,684
Thule Group AB(b)	2,805	62,756
Tomy Co. Ltd.	3,700	59,588
Trigano SA	414	66,797
Universal Entertainment Corp.(a)	300	9,756
Yamaha Corp.	4,600	179,741
Yonex Co. Ltd.	2,400	17,489
		1,700,972
Life Sciences Tools & Services – 0.2%
Clinigen Group plc	4,510	70,491
EPS Holdings, Inc.	1,900	37,238
Eurofins Scientific SE	283	177,039
Evotec AG*	5,032	105,604
Gerresheimer AG	922	73,295
Lonza Group AG (Registered)*	2,153	572,377

Investments	Shares	Value
Life Sciences Tools & Services – (continued)
MorphoSys AG* (a)	1,667	$144,793
QIAGEN NV*	6,545	221,614
Siegfried Holding AG (Registered)*	165	51,645
Tecan Group AG (Registered)	779	164,897
		1,618,993
Machinery – 3.5%
Aalberts Industries NV	1,980	97,673
Aichi Corp.	19,800	145,847
Aida Engineering Ltd.	41,100	476,721
Alfa Laval AB	3,958	100,276
Alstom SA	3,962	160,344
Amada Holdings Co. Ltd.	17,100	210,834
ANDRITZ AG	2,461	139,161
Atlas Copco AB, Class A(a)	18,869	827,623
Atlas Copco AB, Class B	12,191	484,186
ATS Automation Tooling Systems, Inc.*	792	9,124
Aumann AG* (a) (b)	223	20,679
Beijer Alma AB	1,000	32,251
Bobst Group SA (Registered)	200	21,388
Bodycote plc	17,206	214,092
Bucher Industries AG (Registered)	275	107,732
Cargotec OYJ, Class B	1,540	90,957
CKD Corp.	47,500	928,848
Concentric AB	914	15,339
Construcciones y Auxiliar de Ferrocarriles SA	2,072	85,327
Conzzeta AG (Registered)	55	54,073
Daifuku Co. Ltd.	4,800	232,755
Daiwa Industries Ltd.	1,600	17,897
Danieli & C Officine Meccaniche SpA	3,209	76,823
Danieli & C Officine Meccaniche SpA (Retirement Savings Plan)	3,477	57,842
DMG Mori AG	1,007	58,315
DMG Mori Co. Ltd.	2,000	39,884
Duerr AG	605	83,412
Ebara Corp.	4,100	146,493
FANUC Corp.	5,400	1,253,173

See Accompanying Notes to the Financial Statements.

158	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Machinery – (continued)
Fuji Machine Manufacturing Co. Ltd.(a)	4,900	$93,274
Fujitec Co. Ltd.	61,400	907,788
Furukawa Co. Ltd.	8,600	155,001
GEA Group AG(a)	2,652	127,888
Georg Fischer AG (Registered)	121	149,186
Glory Ltd.	2,000	74,276
Haldex AB*	1,120	12,442
Harmonic Drive Systems, Inc.(a)	1,500	77,620
Hino Motors Ltd.	14,700	187,712
Hirata Corp.(a)	600	67,165
Hitachi Construction Machinery Co. Ltd.	5,100	173,471
Hitachi Zosen Corp.	129,100	677,142
Hoshizaki Corp.	1,900	179,081
IHI Corp.	2,500	89,435
IMI plc	3,505	56,878
Industria Macchine Automatiche SpA	495	44,402
Interpump Group SpA	3,884	130,808
Interroll Holding AG (Registered)	34	48,640
Japan Steel Works Ltd. (The)	66,300	1,671,649
JTEKT Corp.	10,600	173,137
Jungheinrich AG (Preference)	4,639	210,710
Kawasaki Heavy Industries Ltd.(a)	7,300	252,477
KION Group AG	2,870	229,725
Kitz Corp.(a)	84,600	720,697
Koenig & Bauer AG	388	30,171
Komatsu Ltd.	25,600	832,907
Komax Holding AG (Registered)	165	47,259
Komori Corp.	4,400	61,646
Kone OYJ, Class B	10,879	588,937
Konecranes OYJ	2,243	103,370
Krones AG(a)	330	41,730
KSB AG (Preference)	730	399,694
Kubota Corp.	32,887	614,008
Kurita Water Industries Ltd.	3,400	107,419

Investments	Shares	Value
Machinery – (continued)
Kyokuto Kaihatsu Kogyo Co. Ltd.	29,200	$520,116
Makino Milling Machine Co. Ltd.	88,000	822,459
Makita Corp.	6,600	275,895
MAN SE	660	72,950
MAN SE (Preference)(a)	727	79,399
Max Co. Ltd.	2,000	28,197
Meidensha Corp.	164,000	643,703
Metso OYJ	3,481	126,563
MINEBEA MITSUMI, Inc.	14,611	265,140
Mitsubishi Heavy Industries Ltd.	13,811	537,101
Mitsuboshi Belting Ltd.	3,000	37,358
Mitsui Engineering & Shipbuilding Co. Ltd.(a)	62,600	812,594
Miura Co. Ltd.	3,300	77,106
Morgan Advanced Materials plc	39,032	162,754
Morita Holdings Corp.	37,900	650,067
Nabtesco Corp.	2,300	90,883
Nachi-Fujikoshi Corp.	33,000	201,549
Namura Shipbuilding Co. Ltd.	48,139	296,553
New Flyer Industries, Inc.	1,870	79,407
NGK Insulators Ltd.	8,200	160,565
Nitta Corp.	18,000	738,977
Norma Group SE	257	17,488
NSK Ltd.	22,900	325,473
NTN Corp.	19,000	91,296
Obara Group, Inc.	600	34,533
OC Oerlikon Corp. AG (Registered)*	4,758	76,372
Oiles Corp.	22,920	449,000
OKUMA Corp.	1,000	60,811
OSG Corp.(a)	1,500	32,315
Outotec OYJ*	6,765	53,866
Palfinger AG	2,657	117,620
Pfeiffer Vacuum Technology AG	302	48,498
Rational AG	55	36,073
Rieter Holding AG (Registered)*	165	38,618
Ryobi Ltd.(a)	23,600	603,760
Sandvik AB	31,390	573,297

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	159

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Machinery – (continued)
Schindler Holding AG	1,462	$331,619
Schindler Holding AG (Registered)	602	133,046
Shima Seiki Manufacturing Ltd.	1,300	72,648
Shinmaywa Industries Ltd.	65,000	634,384
Sintokogio Ltd.	2,200	25,479
SKF AB, Class A	3,795	88,304
SKF AB, Class B	11,408	265,312
SMC Corp.	1,800	684,960
Sodick Co. Ltd.(a)	43,800	600,935
Spirax-Sarco Engineering plc	2,821	211,657
Stabilus SA	1,549	140,716
Star Micronics Co. Ltd.	5,900	103,327
Sulzer AG (Registered)	242	31,027
Sumitomo Heavy Industries Ltd.	5,200	216,915
Tadano Ltd.	6,500	98,104
Takeuchi Manufacturing Co. Ltd.	30,800	643,485
Takuma Co. Ltd.	73,181	896,488
Talgo SA(b)	12,172	59,697
THK Co. Ltd.	2,500	90,645
Toshiba Machine Co. Ltd.(a)	18,245	112,396
Trelleborg AB, Class B	4,785	118,542
Tsubaki Nakashima Co. Ltd.	5,600	128,283
Tsubakimoto Chain Co.	9,000	76,749
Union Tool Co.	500	16,105
Valmet OYJ	5,005	97,079
VAT Group AG* (b)	114	14,856
Vesuvius plc	183,230	1,430,723
Volvo AB, Class A(a)	13,797	273,409
Volvo AB, Class B	42,413	840,478
Vossloh AG*	495	31,283
Wacker Neuson SE	5,236	170,639
Wartsila OYJ Abp	4,236	272,890
Weir Group plc (The)	4,429	114,866
YAMABIKO Corp.	36,500	493,391
Yangzijiang Shipbuilding Holdings Ltd.	144,100	166,587
		34,452,194

Investments	Shares	Value
Marine – 0.3%
AP Moller – Maersk A/S, Class A	39	$72,290
AP Moller – Maersk A/S, Class B	292	560,905
Clarkson plc	1,045	40,674
Dfds A/S	1,501	87,063
Iino Kaiun Kaisha Ltd.	4,300	20,132
Irish Continental Group plc	11,810	78,696
Kawasaki Kisen Kaisha Ltd.*	8,500	220,822
Kuehne + Nagel International AG (Registered)	1,679	293,421
Mitsui OSK Lines Ltd.	3,700	112,338
Nippon Yusen KK*	6,400	134,218
NS United Kaiun Kaisha Ltd.	6,800	156,670
Orient Overseas International Ltd.(a)	7,000	67,382
Pacific Basin Shipping Ltd.*	95,000	21,674
SITC International Holdings Co. Ltd.(a)	182,000	175,426
Stolt-Nielsen Ltd.	27,157	381,703
Wallenius Wilhelmsen Logistics*	16,984	97,355
Wilh Wilhelmsen Holding ASA, Class A	1,768	51,645
Wilh Wilhelmsen Holding ASA, Class B	2,216	64,325
		2,636,739
Media – 1.4%
Aimia, Inc.	139,649	274,076
Altice NV, Class A* (a)	9,855	185,928
Altice NV, Class B*	6,560	123,725
APG SGA SA	44	17,844
Ascential plc	19,337	86,511
Atresmedia Corp. de Medios de Comunicacion SA	3,386	34,791
Axel Springer SE	2,932	197,765
Cineplex, Inc.	737	22,308
Cineworld Group plc	21,933	193,542
Cogeco Communications, Inc.	2,501	179,946
Corus Entertainment, Inc., Class B	13,630	126,562
CTS Eventim AG & Co. KGaA	1,375	56,800
CyberAgent, Inc.(a)	2,200	67,764

See Accompanying Notes to the Financial Statements.

160	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Media – (continued)
Daiichikosho Co. Ltd.	1,100	$51,694
Daily Mail & General Trust plc, Class A	497	4,577
Dentsu, Inc.	9,400	399,146
Entertainment One Ltd.	248,132	931,186
Euromoney Institutional Investor plc	3,484	53,483
Eutelsat Communications SA	1,419	35,557
EVENT Hospitality and Entertainment Ltd.	9,654	98,893
Evergrande Health Industry Group Ltd.*	125,000	58,640
Fairfax Media Ltd.	155,344	131,021
Fuji Media Holdings, Inc.	1,200	18,375
Hakuhodo DY Holdings, Inc.	7,400	101,658
Huanxi Media Group Ltd.*	50,000	16,022
Informa plc	24,774	229,304
IPSOS	37,960	1,403,148
ITV plc	83,307	181,982
JCDecaux SA	507	19,402
Juventus Football Club SpA*	24,274	21,124
Kadokawa Dwango Corp.	2,500	28,712
Kinepolis Group NV	1,030	69,594
Lagardere SCA	5,344	176,026
Lifull Co. Ltd.	1,200	9,177
Mediaset Espana Comunicacion SA	10,369	112,725
Mediaset SpA*(a)	7,260	26,675
Metropole Television SA	1,210	27,980
Modern Times Group MTG AB, Class B	1,045	39,869
Nine Entertainment Co. Holdings Ltd.(a)	581,226	668,483
Nippon Television Holdings, Inc.	1,500	26,877
NOS SGPS SA	9,968	59,733
oOh!media Ltd.	9,341	31,371
Pearson plc	31,650	295,678
ProSiebenSat.1 Media SE	6,789	236,830
Publicis Groupe SA	4,832	315,001
Quebecor, Inc., Class B	4,046	152,788
RAI Way SpA(b)	8,120	49,236

Investments	Shares	Value
Media – (continued)
REA Group Ltd.	2,748	$152,296
Sanoma OYJ	67,245	798,255
Schibsted ASA, Class A	2,672	68,777
Schibsted ASA, Class B	4,623	108,203
Septeni Holdings Co. Ltd.	5,600	15,721
SES SA, FDR	7,227	117,531
Seven West Media Ltd.(a)	855,595	442,819
Shaw Communications, Inc., Class B	11,773	269,050
Shochiku Co. Ltd.	300	44,513
Singapore Press Holdings Ltd.(a)	7,800	15,458
Sky plc*	22,338	279,729
Southern Cross Media Group Ltd.	683,607	587,054
Stroeer SE & Co. KGaA(a)	605	38,693
Tamedia AG (Registered)	448	62,202
Technicolor SA (Registered)	13,251	46,959
Tele Columbus AG* (b)	3,355	35,125
Telenet Group Holding NV*	1,100	76,092
Television Francaise 1	8,863	126,068
Toei Animation Co. Ltd.	300	27,114
Toei Co. Ltd.	8,100	876,080
Toho Co. Ltd.	4,100	135,308
UBM plc	10,305	96,271
Vector, Inc.	1,500	19,682
Vivendi SA	21,243	527,731
Wowow, Inc.	3,630	112,928
WPP AUNZ Ltd.	262,654	185,279
WPP plc	33,288	589,692
Zenrin Co. Ltd.	1,600	50,480
		13,554,639
Metals & Mining – 4.7%
Acacia Mining plc	127,583	305,471
Acerinox SA	10,631	152,764
Agnico Eagle Mines Ltd.	6,775	302,723
Aichi Steel Corp.	9,100	367,187
Alamos Gold, Inc., Class A	47	298
Alumina Ltd.(a)	94,737	169,977
Anglo American plc(a)	62,143	1,171,824
Antofagasta plc	1,919	24,324
Aperam SA	3,252	174,968

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	161

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
ArcelorMittal*	31,171	$893,836
Asahi Holdings, Inc.	20,800	449,938
Aurubis AG	1,561	127,749
B2Gold Corp.*	33,008	83,986
Barrick Gold Corp.	33,429	483,373
Bekaert SA	1,430	67,643
BHP Billiton Ltd.	85,629	1,742,511
BHP Billiton plc	97,382	1,761,964
BlueScope Steel Ltd.	28,376	279,364
Boliden AB	14,680	513,777
Centamin plc	58,887	108,931
Centerra Gold, Inc.*	181,851	1,235,757
Daido Steel Co. Ltd.	1,700	106,970
Detour Gold Corp.*	6,664	71,081
Dominion Diamond Corp.	66,649	949,248
Dowa Holdings Co. Ltd.	2,200	92,062
Eldorado Gold Corp.	14,100	17,719
Endeavour Mining Corp.*	4,159	73,979
Eramet*	818	67,410
Evolution Mining Ltd.	63,722	115,307
Evraz plc	11,605	44,460
Ferrexpo plc	272,582	920,141
First Majestic Silver Corp.*	5,500	37,076
First Quantum Minerals Ltd.	12,878	144,154
Fortescue Metals Group Ltd.(a)	94,557	336,407
Franco-Nevada Corp.	6,309	501,744
Fresnillo plc	5,565	96,218
Galaxy Resources Ltd.* (a)	330,033	873,032
Glencore plc*	605,097	2,916,845
Goldcorp, Inc.	24,936	325,942
Granges AB	51,246	531,020
Hill & Smith Holdings plc	5,761	101,137
Hitachi Metals Ltd.	12,840	165,204
Hochschild Mining plc	13,695	40,083
Hudbay Minerals, Inc.	200,924	1,494,734
IAMGOLD Corp.*	20,564	112,942
Iluka Resources Ltd.(a)	4,233	30,477
Independence Group NL(a)	36,717	112,893
Ivanhoe Mines Ltd., Class A*	31,484	114,057
JFE Holdings, Inc.	24,200	515,392
KAZ Minerals plc* (a)	18,115	195,574
Kinross Gold Corp.*	33,128	131,063

Investments	Shares	Value
Metals & Mining – (continued)
Kirkland Lake Gold Ltd.(a)	155,214	$1,821,727
Kobe Steel Ltd.(a)	12,000	100,326
Kyoei Steel Ltd.(a)	18,200	317,295
Labrador Iron Ore Royalty Corp.	55,292	895,584
Lucara Diamond Corp.	266,502	465,154
Lundin Mining Corp.	22,025	168,122
Maruichi Steel Tube Ltd.	2,000	60,723
Mineral Resources Ltd.	130,503	1,741,099
Mitsubishi Materials Corp.	4,800	181,220
Mitsui Mining & Smelting Co. Ltd.	3,000	154,977
New Gold, Inc.*	42,031	139,223
Newcrest Mining Ltd.	21,827	375,050
Nippon Light Metal Holdings Co. Ltd.	66,500	194,297
Nippon Steel & Sumitomo Metal Corp.	39,710	943,912
Nisshin Steel Co. Ltd.(a)	5,500	79,671
Norsk Hydro ASA	48,191	371,950
Northern Star Resources Ltd.(a)	33,407	133,709
Novagold Resources, Inc.*	14,190	57,900
OceanaGold Corp.	35,220	94,532
Osaka Steel Co. Ltd.	1,000	22,028
OSAKA Titanium Technologies Co. Ltd.	1,000	15,242
Osisko Gold Royalties Ltd.	2,800	35,274
Osisko Mining, Inc.*	5,500	16,810
Outokumpu OYJ	14,885	140,803
OZ Minerals Ltd.	13,621	84,073
Pan American Silver Corp.	6,768	110,674
Petra Diamonds Ltd.* (a)	345,801	353,589
Polymetal International plc	14,864	172,614
Pretium Resources, Inc.* (a)	5,225	58,853
Randgold Resources Ltd.	2,805	275,456
Regis Resources Ltd.	379,032	1,130,523
Resolute Mining Ltd.(a)	616,631	486,986
Rio Tinto Ltd.	22,308	1,187,919
Rio Tinto plc	60,006	2,827,621
Salzgitter AG(a)	32,584	1,575,667
Sandfire Resources NL	134,628	592,517
Sandstorm Gold Ltd.*	16,268	70,165
Sanyo Special Steel Co. Ltd.(a)	20,800	531,029

See Accompanying Notes to the Financial Statements.

162	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Saracen Mineral Holdings Ltd.*	669,090	$746,451
Schmolz + Bickenbach AG (Registered)*	16,263	15,010
SEMAFO, Inc.*	24,291	61,053
Sims Metal Management Ltd.	5,940	60,210
South32 Ltd.	156,074	403,287
SSAB AB, Class A*	6,914	33,943
SSAB AB, Class B*	11,270	45,434
SSR Mining, Inc.*	1,500	14,417
St Barbara Ltd.	418,423	930,395
Sumitomo Metal Mining Co. Ltd.	15,400	603,911
Syrah Resources Ltd.*	10,849	28,033
Tahoe Resources, Inc.	5,137	24,667
Teck Resources Ltd., Class B	25,404	519,470
thyssenkrupp AG	11,552	308,244
TMAC Resources, Inc.* (a) (b)	1,400	8,764
Toho Titanium Co. Ltd.	200	1,788
Toho Zinc Co. Ltd.	10,600	512,136
Tokyo Steel Manufacturing Co. Ltd.	77,500	665,669
Topy Industries Ltd.(a)	14,700	498,711
Torex Gold Resources, Inc.*	4,421	61,011
UACJ Corp.(a)	1,200	35,061
Vedanta Resources plc	4,984	58,772
voestalpine AG	5,273	290,154
Wheaton Precious Metals Corp.	13,874	288,113
Yamana Gold, Inc.	12,600	32,744
Yodogawa Steel Works Ltd.	2,800	81,563
		45,966,061
Multiline Retail – 0.5%
B&M European Value Retail SA	21,469	113,269
Canadian Tire Corp. Ltd., Class A(a)	2,003	245,966
Debenhams plc	803,591	466,869
Dollarama, Inc.	3,139	349,695
Don Quijote Holdings Co. Ltd.	3,400	141,679
Europris ASA(b)	4,838	21,996

Investments	Shares	Value
Multiline Retail – (continued)
Fuji Co. Ltd.	2,100	$49,585
H2O Retailing Corp.	3,215	59,049
Harvey Norman Holdings Ltd.(a)	47,950	138,974
Hudson’s Bay Co.(a)	93,070	813,668
Isetan Mitsukoshi Holdings Ltd.	14,400	155,621
Izumi Co. Ltd.	1,300	67,156
J Front Retailing Co. Ltd.	10,700	157,068
Marks & Spencer Group plc	69,098	315,742
Marui Group Co. Ltd.	5,500	83,495
Myer Holdings Ltd.(a)	427,785	250,923
Next plc	8,250	539,124
Parco Co. Ltd.	16,000	212,761
Ryohin Keikaku Co. Ltd.	600	176,362
Seria Co. Ltd.	1,000	56,851
Takashimaya Co. Ltd.	13,000	118,754
Warehouse Group Ltd. (The)	31,891	46,097
		4,580,704
Multi-Utilities – 0.8%
A2A SpA	59,895	102,918
ACEA SpA	1,485	24,185
AGL Energy Ltd.	19,053	369,166
Atco Ltd., Class I	1,180	42,821
Canadian Utilities Ltd., Class A	2,695	81,450
Centrica plc	236,434	533,125
E.ON SE	110,567	1,304,795
Engie SA(a)	73,000	1,233,950
Hera SpA	23,474	75,530
Innogy SE(b)	7,884	366,919
Iren SpA	50,848	139,914
Just Energy Group, Inc.	66,357	369,594
Keppel Infrastructure Trust	59,400	24,198
National Grid plc	95,046	1,143,520
REN – Redes Energeticas Nacionais SGPS SA	35,894	114,029
RWE AG*	23,790	594,746
RWE AG (Preference) (Non-Voting)	6,955	131,580
Suez	13,233	232,778
Telecom Plus plc	3,958	64,123
Veolia Environnement SA	28,835	683,248
		7,632,589

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	163

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – 5.1%
Advantage Oil & Gas Ltd.*	20,577	$109,023
Africa Oil Corp.*	862	1,090
Aker BP ASA	4,404	101,086
AltaGas Ltd.(a)	8,720	198,941
ARC Resources Ltd.	2,821	34,423
Baytex Energy Corp.* (a)	42,727	117,664
Beach Energy Ltd.(a)	1,628,126	1,217,156
BP plc	589,131	3,991,481
Brightoil Petroleum Holdings Ltd.* (d)	50,147	9,641
BW LPG Ltd.* (b)	816	3,059
Cairn Energy plc*	66,833	187,619
Caltex Australia Ltd.	12,798	336,189
Cameco Corp.	1,566	12,731
Canadian Natural Resources Ltd.	27,521	961,132
Cenovus Energy, Inc.	17,228	167,322
China Aviation Oil Singapore Corp. Ltd.	230,900	299,980
Cosmo Energy Holdings Co. Ltd.	7,000	159,553
Crescent Point Energy Corp.(a)	6,364	52,379
Delek Group Ltd.	19	3,118
DNO ASA*	587,448	710,805
Enagas SA	6,351	182,967
Enbridge Income Fund Holdings, Inc.(a)	2,145	50,035
Enbridge, Inc.	43,946	1,690,205
Encana Corp.(a)	31,682	370,865
Enerplus Corp.	16,456	151,016
Eni SpA	70,226	1,148,609
Equital Ltd.*	6,205	142,959
Etablissements Maurel et Prom*	23,044	97,716
Freehold Royalties Ltd.	6,102	74,695
Frontera Energy Corp. SL* (a)	43,070	1,286,320
Galp Energia SGPS SA	5,576	103,672
Gaztransport Et Technigaz SA	16,060	786,156
Gibson Energy, Inc.	8,917	121,328
Hoegh LNG Holdings Ltd.(a)	4,943	39,118
Hurricane Energy plc*	81,124	30,972
Husky Energy, Inc.*	12,036	156,110
Idemitsu Kosan Co. Ltd.	5,800	168,186

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Imperial Oil Ltd.	3,808	$123,566
Inpex Corp.	23,800	252,285
Inter Pipeline Ltd.	15,128	307,935
Itochu Enex Co. Ltd.	43,900	445,452
James Fisher & Sons plc	536	11,075
Japan Petroleum Exploration Co. Ltd.	200	4,099
Jerusalem Oil Exploration*	6,951	373,366
JXTG Holdings, Inc.	136,150	698,783
Keyera Corp.	7,896	232,635
Lundin Petroleum AB*	4,170	98,076
MEG Energy Corp.* (a)	204,051	906,999
Naphtha Israel Petroleum Corp. Ltd.	30,535	177,546
Neste OYJ(a)	5,037	280,659
New Hope Corp. Ltd.(a)	220,068	337,474
New Zealand Refining Co. Ltd. (The)(a)	94,158	162,547
NexGen Energy Ltd.* (a)	22,848	42,892
Nippon Gas Co. Ltd.(a)	2,000	63,188
NuVista Energy Ltd.*	585	3,640
Obsidian Energy Ltd.* (a)	63,036	66,992
Oil Refineries Ltd.	38,080	19,567
OMV AG	6,862	412,325
Origin Energy Ltd.*	72,270	439,979
Paramount Resources Ltd., Class A*	2,755	47,188
Parex Resources, Inc.*	6,710	89,321
Parkland Fuel Corp.	5,221	106,113
Paz Oil Co. Ltd.	140	22,866
Pembina Pipeline Corp.	10,788	356,922
Pengrowth Energy Corp.* (a)	213,087	239,684
Peyto Exploration & Development Corp.(a)	9,456	129,102
PrairieSky Royalty Ltd.	1,759	46,858
Raging River Exploration, Inc.*	12,112	71,501
Repsol SA	64,161	1,202,263
Royal Dutch Shell plc, Class A	233,493	7,334,635
Royal Dutch Shell plc, Class B	166,172	5,343,478
San-Ai Oil Co. Ltd.	55,000	651,501
Santos Ltd.*	86,955	300,027
Saras SpA	424,095	1,132,361
Seven Generations Energy Ltd., Class A*	3,636	54,945

See Accompanying Notes to the Financial Statements.

164	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Showa Shell Sekiyu KK	10,200	$119,567
Snam SpA	74,326	379,767
Spartan Energy Corp.*	13,761	72,911
Statoil ASA(a)	25,300	511,448
Stobart Group Ltd.	19,788	74,339
Suncor Energy, Inc.	44,238	1,503,083
TORC Oil & Gas Ltd.	28,276	148,937
TOTAL SA	120,231	6,704,821
Tourmaline Oil Corp.*	11,368	208,206
TransCanada Corp.	26,289	1,249,090
Tullow Oil plc*	57,397	138,721
United Energy Group Ltd.*	6,716,000	365,852
Vermilion Energy, Inc.(a)	6,026	205,822
Washington H Soul Pattinson & Co. Ltd.	8,285	106,151
Whitehaven Coal Ltd.* (a)	24,365	69,683
Woodside Petroleum Ltd.	16,571	390,450
		50,114,014
Paper & Forest Products – 0.6%
Ahlstrom-Munksjo OYJ* (a)	7,738	169,651
Altri SGPS SA	79,132	505,634
Canfor Corp.*	7,392	147,140
Canfor Pulp Products, Inc.	27,448	300,009
Daiken Corp.	12,000	324,210
Daio Paper Corp.(a)	3,745	44,757
Ence Energia y Celulosa SA	90,885	527,265
Hokuetsu Kishu Paper Co. Ltd.	4,900	31,264
Holmen AB, Class B	2,035	100,026
Interfor Corp.*	53,336	868,867
Metsa Board OYJ	6,595	48,940
Mondi plc	13,870	335,404
Navigator Co. SA (The)*	6,520	33,261
Nippon Paper Industries Co. Ltd.(a)	4,700	93,313
Norbord, Inc.	3,136	113,121
Oji Holdings Corp.	30,000	174,778
Semapa-Sociedade de Investimento e Gestao	22,671	453,338
Stella-Jones, Inc.	1,045	40,856
Stora Enso OYJ, Class R	26,356	412,347

Investments	Shares	Value
Paper & Forest Products – (continued)
Svenska Cellulosa AB SCA, Class B	14,939	$140,257
Tokushu Tokai Paper Co. Ltd.	400	16,105
UPM-Kymmene OYJ	18,178	546,353
West Fraser Timber Co. Ltd.(a)	2,213	134,709
Western Forest Products, Inc.	269,443	547,623
		6,109,228
Personal Products – 0.9%
Asaleo Care Ltd.	99,523	112,938
Beiersdorf AG	2,701	303,011
Blackmores Ltd.	950	116,342
Ci:z Holdings Co. Ltd.	1,800	66,056
euglena Co. Ltd.* (a)	3,800	38,358
Fancl Corp.	2,500	65,608
Interparfums SA	492	18,341
Kao Corp.	13,200	794,114
Kobayashi Pharmaceutical Co. Ltd.	1,400	80,577
Kose Corp.	700	84,582
L’Oreal SA	7,017	1,561,729
Mandom Corp.	2,600	77,224
Milbon Co. Ltd.	500	31,198
Noevir Holdings Co. Ltd.	1,900	114,204
Ontex Group NV(a)	1,029	36,196
Oriflame Holding AG	1,656	59,678
Pola Orbis Holdings, Inc.	2,000	63,364
Shiseido Co. Ltd.	14,600	600,421
Unilever NV, CVA(a)	49,355	2,869,343
Unilever plc	36,500	2,069,434
		9,162,718
Pharmaceuticals – 3.4%
Almirall SA	2,295	22,217
Astellas Pharma, Inc.	59,200	785,912
AstraZeneca plc	35,954	2,402,534
Bayer AG (Registered)	22,703	2,954,226
Boiron SA	385	34,759
BTG plc*	12,197	122,125
Canopy Growth Corp.* (a)	8,908	111,808
Chugai Pharmaceutical Co. Ltd.	7,800	370,677
Daiichi Sankyo Co. Ltd.	17,300	395,846
Dechra Pharmaceuticals plc	5,318	145,196

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	165

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Pharmaceuticals – (continued)
Eisai Co. Ltd.	7,800	$432,250
Galenica AG* (b)	3,128	145,448
GlaxoSmithKline plc	140,926	2,540,462
GW Pharmaceuticals plc* (d)	1	10
H Lundbeck A/S	1,320	78,445
Haw Par Corp. Ltd.	3,200	28,655
Hikma Pharmaceuticals plc(a)	5,288	81,738
Hisamitsu Pharmaceutical Co., Inc.	1,900	104,171
Hutchison China MediTech Ltd.*	715	43,771
Indivior plc*	25,760	127,117
Ipsen SA	770	93,110
JCR Pharmaceuticals Co. Ltd.	600	23,603
Kaken Pharmaceutical Co. Ltd.	1,500	75,772
Kissei Pharmaceutical Co. Ltd.	1,400	38,379
Kyowa Hakko Kirin Co. Ltd.	5,000	91,877
Mayne Pharma Group Ltd.* (a)	123,409	64,817
Merck KGaA	3,702	396,289
Mitsubishi Tanabe Pharma Corp.	11,900	261,186
Mochida Pharmaceutical Co. Ltd.	1,600	116,589
Nichi-iko Pharmaceutical Co. Ltd.(a)	2,300	35,543
Nippon Shinyaku Co. Ltd.	1,400	98,812
Novartis AG (Registered)	73,146	6,031,903
Novo Nordisk A/S, Class B	48,983	2,437,034
Ono Pharmaceutical Co. Ltd.	15,200	347,461
Orion OYJ, Class A	1,474	60,460
Orion OYJ, Class B	1,684	69,055
Otsuka Holdings Co. Ltd.	15,900	662,139
Recipharm AB, Class B(a)	2,145	26,262
Recordati SpA	2,342	108,887
Roche Holding AG	19,929	4,608,381
Roche Holding AG – BR	876	203,709
Rohto Pharmaceutical Co. Ltd.	2,000	45,956
Sanofi	31,317	2,965,682
Santen Pharmaceutical Co. Ltd.	14,700	232,732
Sawai Pharmaceutical Co. Ltd.	1,200	67,905
Seikagaku Corp.	1,800	32,601

Investments	Shares	Value
Pharmaceuticals – (continued)
Shionogi & Co. Ltd.	8,600	$460,690
Sosei Group Corp.*	800	73,079
STADA Arzneimittel AG	2,344	225,415
Sumitomo Dainippon Pharma Co. Ltd.(a)	2,800	39,845
Taisho Pharmaceutical Holdings Co. Ltd.	2,500	189,431
Takeda Pharmaceutical Co. Ltd.	18,300	1,029,909
Teva Pharmaceutical Industries Ltd.	38,994	532,547
Torii Pharmaceutical Co. Ltd.	700	18,912
Towa Pharmaceutical Co. Ltd.	400	20,628
Tsumura & Co.	900	33,345
UCB SA	2,337	170,128
United Laboratories International Holdings Ltd. (The)*	130,000	113,141
Valeant Pharmaceuticals International, Inc.* (a)	18,766	219,375
Vectura Group plc*	19,355	25,703
Vifor Pharma AG	1,301	167,454
ZERIA Pharmaceutical Co. Ltd.	1,800	31,428
		33,474,541
Professional Services – 0.9%
Adecco Group AG (Registered)*	6,059	481,109
AF AB, Class B	3,322	68,449
ALS Ltd.	11,071	66,466
Applus Services SA	15,438	215,814
Benefit One, Inc.	1,000	19,132
Bertrandt AG(a)	4,823	452,294
Brunel International NV	2,003	34,056
Bureau Veritas SA	3,536	94,722
Capita plc	26,778	186,334
DKSH Holding AG(a)	660	55,386
en-japan, Inc.	1,700	65,229
Experian plc	27,594	581,165
Funai Soken Holdings, Inc.	1,800	65,819
Groupe Crit	2,561	241,658
Hays plc	34,264	84,814
Intertek Group plc	4,526	326,059
IPH Ltd.(a)	122,883	551,190
JAC Recruitment Co. Ltd.	1,300	23,945

See Accompanying Notes to the Financial Statements.

166	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Professional Services – (continued)
McMillan Shakespeare Ltd.	66,183	$799,247
Meitec Corp.	2,400	116,800
Morneau Shepell, Inc.	2,428	40,476
Nihon M&A Center, Inc.	1,200	57,133
Nomura Co. Ltd.	3,000	62,387
Outsourcing, Inc.	3,000	41,160
Pagegroup plc	20,728	128,738
Persol Holdings Co. Ltd.	5,700	140,556
Randstad Holding NV	2,200	135,372
Recruit Holdings Co. Ltd.	50,400	1,231,281
RELX NV	30,003	677,719
RELX plc	31,123	716,245
RWS Holdings plc	3,090	18,434
SEEK Ltd.	5,653	79,624
SGS SA (Registered)	190	469,663
Stantec, Inc.	3,052	87,268
Synergie SA	5,093	275,889
TechnoPro Holdings, Inc.	1,900	86,949
Teleperformance	1,606	234,612
Wolters Kluwer NV	8,760	429,425
		9,442,619
Real Estate Management & Development – 2.8%
ADO Group Ltd.*	8,391	170,275
ADO Properties SA(b)	1,742	85,659
Aeon Mall Co. Ltd.	7,690	136,367
Africa Israel Properties Ltd.*	9,951	236,303
Airport City Ltd.*	4,362	55,905
Allreal Holding AG (Registered)*	583	97,557
Alrov Properties and Lodgings Ltd.	7,681	246,106
Altus Group Ltd.	1,760	48,099
Amot Investments Ltd.	14,530	85,641
Atrium European Real Estate Ltd.* (a)	143,386	671,491
Atrium Ljungberg AB, Class B	1,034	17,143
Aveo Group	21,223	41,170
Azrieli Group Ltd.	639	36,066
Bayside Land Corp.	144	67,245
Big Shopping Centers Ltd.	3,258	238,207
Blue Square Real Estate Ltd.	4,663	192,321

Investments	Shares	Value
Real Estate Management & Development – (continued)
Bukit Sembawang Estates Ltd.	4,900	$22,838
BUWOG AG*	2,491	71,851
CA Immobilien Anlagen AG	1,760	50,233
Capital & Counties Properties plc	899	3,174
CapitaLand Ltd.	73,000	196,646
Castellum AB	11,987	192,295
City Developments Ltd.	13,300	126,323
Citycon OYJ	17,169	41,922
CK Asset Holdings Ltd.	146,000	1,200,479
CLS Holdings plc	14,240	41,753
Colliers International Group, Inc.	1,940	113,787
D Carnegie & Co. AB*	5,768	79,749
Daejan Holdings plc	6,336	521,241
Daibiru Corp.	3,300	38,654
Daikyo, Inc.	200	3,832
Daito Trust Construction Co. Ltd.	1,900	331,660
Daiwa House Industry Co. Ltd.	32,200	1,173,176
Deutsche EuroShop AG(a)	1,157	42,154
Deutsche Wohnen SE	9,636	410,459
Dios Fastigheter AB	76,066	499,729
Emperor International Holdings Ltd.	644,000	227,824
Fabege AB	3,190	67,368
Far East Consortium International Ltd.	878,019	479,423
Fastighets AB Balder, Class B*	2,530	65,881
FastPartner AB	2,660	43,212
First Capital Realty, Inc.	8,306	131,829
FirstService Corp.	1,780	124,010
Gateway Lifestyle(a)	250,870	378,938
Gazit-Globe Ltd.	3,940	37,458
Global Logistic Properties Ltd.	70,000	170,581
Goldcrest Co. Ltd.	15,600	336,218
Grainger plc	22,537	83,320
Great Eagle Holdings Ltd.	8,536	46,992
GuocoLand Ltd.	8,800	15,437
Hang Lung Group Ltd.	27,000	94,824
Hang Lung Properties Ltd.	22,000	50,532
Heiwa Real Estate Co. Ltd.	25,500	441,868
Hemfosa Fastigheter AB	10,627	129,096
Henderson Land Development Co. Ltd.	26,149	170,432

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	167

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Hiag Immobilien Holding AG*	112	$12,978
HKR International Ltd.	601,600	384,010
Ho Bee Land Ltd.	149,100	276,881
Hufvudstaden AB, Class A	2,640	43,454
Hulic Co. Ltd.	7,700	78,945
Hysan Development Co. Ltd.	19,000	91,812
Ichigo, Inc.	6,700	23,703
Inmobiliaria Colonial Socimi SA, REIT	9,408	89,531
Intershop Holding AG	55	27,037
Investors Cloud Co. Ltd.	500	30,362
Isras Investment Co. Ltd.	680	80,314
Japan Asset Marketing Co. Ltd.*	108,800	116,814
Jerusalem Economy Ltd.*	130,982	354,382
Jeudan A/S*	112	12,502
K Wah International Holdings Ltd.(a)	194,089	111,451
Kabuki-Za Co. Ltd.	1,000	49,283
Kenedix, Inc.	13,500	78,531
Kerry Properties Ltd.	39,000	175,460
Klovern AB, Class B	382,958	515,533
Kowloon Development Co. Ltd.	167,000	186,226
Kungsleden AB	161,873	1,155,297
Lai Sun Development Co. Ltd.	182,400	329,647
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	143,500	61,801
LEG Immobilien AG	1,400	142,217
LendLease Group	31,682	393,776
Leopalace21 Corp.	21,500	159,694
Melisron Ltd.	817	42,631
Mitsubishi Estate Co. Ltd.	44,182	795,338
Mitsui Fudosan Co. Ltd.	26,100	603,173
Mobimo Holding AG (Registered)*	252	63,708
Morguard Corp.	4,015	597,999
New World Development Co. Ltd.	168,662	251,205
Nexity SA*	1,545	94,942
Nomura Real Estate Holdings, Inc.	5,800	126,893

Investments	Shares	Value
Real Estate Management & Development – (continued)
Norstar Holdings, Inc.	13,398	$240,521
NTT Urban Development Corp.	3,200	32,921
Open House Co. Ltd.	2,000	76,740
Oxley Holdings Ltd.	333,400	177,419
PATRIZIA Immobilien AG*	3,248	68,524
Perennial Real Estate Holdings Ltd.	345,900	224,693
Property & Building Corp. Ltd.	1,843	176,997
PSP Swiss Property AG (Registered)	817	71,963
Purplebricks Group plc* (a)	13,464	65,037
Relo Group, Inc.	2,270	56,056
S IMMO AG*	3,095	54,534
Sagax AB, Class B	4,852	59,000
Savills plc	118,007	1,462,080
SEA Holdings Ltd.	13,170	13,673
Selvaag Bolig ASA	40,150	146,234
Sino Land Co. Ltd.(a)	163,233	281,198
Soundwill Holdings Ltd.	73,000	157,943
St Modwen Properties plc	2,689	13,594
Sumitomo Realty & Development Co. Ltd.	14,000	463,874
Summit Real Estate Holdings Ltd.	39,395	300,456
Sun Hung Kai Properties Ltd.	44,435	726,743
Swire Pacific Ltd., Class A	20,500	202,456
Swire Pacific Ltd., Class B	42,500	73,432
Swire Properties Ltd.	47,600	160,765
Swiss Prime Site AG (Registered)*	2,068	176,655
TAG Immobilien AG	7,460	128,316
TAI Cheung Holdings Ltd.	292,000	336,845
Takara Leben Co. Ltd.(a)	64,936	296,592
TOC Co. Ltd.	4,900	43,683
Tokyo Tatemono Co. Ltd.	14,800	205,921
Tokyu Fudosan Holdings Corp.	19,900	129,596
Tricon Capital Group, Inc.	5,225	43,937
United Industrial Corp. Ltd.	5,656	13,658
Unizo Holdings Co. Ltd.(a)	17,600	465,440
UOL Group Ltd.	26,999	179,148
Victoria Park AB, Class A	3,808	14,010
Victoria Park AB, Class B	7,869	29,044
Vonovia SE	15,375	676,323

See Accompanying Notes to the Financial Statements.

168	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Wallenstam AB, Class B(a)	5,225	$48,806
Wang On Properties Ltd.*	76,000	12,664
Wharf Holdings Ltd. (The)	57,000	518,361
Wheelock & Co. Ltd.	38,000	264,477
Wheelock Properties Singapore Ltd.	16,500	24,222
Wihlborgs Fastigheter AB	4,169	98,999
Wing Tai Holdings Ltd.	59,200	104,287
Yanlord Land Group Ltd.	22,400	29,430
		27,387,550
Road & Rail – 1.5%
Aurizon Holdings Ltd.	1,177	4,675
Canadian National Railway Co.	21,973	1,769,465
Canadian Pacific Railway Ltd.	3,942	684,002
Central Japan Railway Co.	10,400	1,882,672
ComfortDelGro Corp. Ltd.	52,700	78,137
DSV A/S	5,402	417,776
East Japan Railway Co.	11,300	1,090,918
Europcar Groupe SA(b)	3,289	47,051
Firstgroup plc*	1,008,568	1,473,261
Fukuyama Transporting Co. Ltd.	1,000	32,342
Go-Ahead Group plc	34,107	801,675
Hankyu Hanshin Holdings, Inc.	5,400	209,337
Hitachi Transport System Ltd.	2,700	66,508
Keikyu Corp.	6,000	123,506
Keio Corp.	2,800	121,482
Keisei Electric Railway Co. Ltd.	3,500	105,034
Kintetsu Group Holdings Co. Ltd.(a)	7,900	302,429
Kyushu Railway Co.	7,300	232,883
MTR Corp. Ltd.	38,881	225,258
Nagoya Railroad Co. Ltd.(a)	5,800	129,853
Nankai Electric Railway Co. Ltd.	3,000	77,251
National Express Group plc	17,820	86,965
Nikkon Holdings Co. Ltd.	2,600	66,264
Nippon Express Co. Ltd.	3,700	233,468
Nishi-Nippon Railroad Co. Ltd.	1,000	26,621
Nobina AB(b)	4,965	26,984

Investments	Shares	Value
Road & Rail – (continued)
Odakyu Electric Railway Co. Ltd.	14,800	$287,847
Sankyu, Inc.	2,333	96,088
Seino Holdings Co. Ltd.	7,500	108,708
Senko Group Holdings Co. Ltd.	120,400	867,795
Sixt SE(a)	550	51,162
Sixt SE (Preference)	238	15,363
Stagecoach Group plc	313,944	695,392
Stef SA	2,774	306,579
TFI International, Inc.	172	4,155
Tobu Railway Co. Ltd.	4,000	116,871
Tokyu Corp.	21,000	316,026
Trancom Co. Ltd.	600	36,434
Transport International Holdings Ltd.	197,600	631,921
VTG AG(a)	9,710	562,246
West Japan Railway Co.	9,600	673,597
		15,086,001
Semiconductors & Semiconductor Equipment – 1.0%
Advantest Corp.(a)	3,100	70,086
ams AG* (a)	3,292	300,369
ASM International NV	677	45,364
ASM Pacific Technology Ltd.(a)	5,000	72,740
ASML Holding NV	12,648	2,280,868
BE Semiconductor Industries NV	2,002	157,309
Dialog Semiconductor plc*	2,800	139,118
Disco Corp.	800	183,966
Infineon Technologies AG	31,828	871,519
Japan Material Co. Ltd.	1,300	37,525
Landing International Development Ltd.*	64,740,000	1,792,386
Lasertec Corp.	500	10,882
Melexis NV	495	49,598
Nordic Semiconductor ASA*	8,723	43,605
Nova Measuring Instruments Ltd.*	800	25,008
NuFlare Technology, Inc.	3,000	154,977
Renesas Electronics Corp.*	6,300	80,393
Rohm Co. Ltd.	2,200	202,517
Sanken Electric Co. Ltd.	98,000	609,751
SCREEN Holdings Co. Ltd.	1,800	139,558

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	169

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Semiconductors & Semiconductor Equipment – (continued)
Shindengen Electric Manufacturing Co. Ltd.	7,300	$493,391
Shinko Electric Industries Co. Ltd.	5,800	44,152
Siltronic AG*	754	111,729
SMA Solar Technology AG	992	45,988
SOITEC*	816	64,184
STMicroelectronics NV	23,798	560,014
SUMCO Corp.	4,100	89,014
Tokyo Electron Ltd.	4,300	747,571
Tokyo Seimitsu Co. Ltd.	1,400	55,073
Tower Semiconductor Ltd.*	3,423	113,468
u-blox Holding AG*	219	43,018
Ulvac, Inc.	1,700	119,537
		9,754,678
Software – 0.9%
AVEVA Group plc	2,554	85,570
Capcom Co. Ltd.(a)	1,300	32,846
COLOPL, Inc.(a)	3,000	33,160
Computer Modelling Group Ltd.	3,504	27,807
Constellation Software, Inc.	588	334,792
Dassault Systemes SE	3,869	410,921
Descartes Systems Group, Inc. (The)*	4,000	116,050
Fidessa Group plc	2,467	74,563
Fuji Soft, Inc.	1,600	48,367
Gemalto NV	1,510	59,773
GungHo Online Entertainment, Inc.(a)	18,500	49,657
Hilan Ltd.	1,569	30,787
IGG, Inc.(a)	75,000	100,554
IRESS Ltd.	13,633	122,824
Justsystems Corp.	5,600	119,708
Kinaxis, Inc.*	1,436	71,661
Koei Tecmo Holdings Co. Ltd.	1,440	28,488
Konami Holdings Corp.	2,200	106,486
LINE Corp.* (a)	900	36,949
Micro Focus International plc	15,392	540,633
Miroku Jyoho Service Co. Ltd.	1,000	23,268
MYOB Group Ltd.	31,509	90,598

Investments	Shares	Value
Software – (continued)
Nemetschek SE	770	$68,738
Nexon Co. Ltd.	3,500	93,637
Nice Ltd.	1,452	119,690
Nintendo Co. Ltd.	3,300	1,272,023
NSD Co. Ltd.	2,580	51,518
Open Text Corp.	7,630	267,000
Oracle Corp. Japan	800	67,236
Paradox Interactive AB	952	9,922
Playtech plc	6,010	78,533
Rentian Technology Holdings Ltd.*	2,810,000	135,065
Sage Group plc (The)	32,120	317,984
SAP SE	28,271	3,216,364
Silverlake Axis Ltd.	56,400	24,632
SimCorp A/S	1,868	114,111
Software AG	1,320	67,214
Sophos Group plc(b)	11,880	97,969
Square Enix Holdings Co. Ltd.	1,800	72,393
Systena Corp.	1,300	39,985
Technology One Ltd.	19,952	77,103
Temenos Group AG (Registered)*	1,377	159,140
Trend Micro, Inc.	2,500	133,107
Ubisoft Entertainment SA*	2,091	159,552
WiseTech Global Ltd.	4,953	44,319
Xero Ltd.*	1,674	39,449
		9,272,146
Specialty Retail – 2.3%
ABC-Mart, Inc.	700	35,237
Adastria Co. Ltd.	1,600	34,751
Alpen Co. Ltd.	17,100	339,351
AOKI Holdings, Inc.	33,300	461,857
Aoyama Trading Co. Ltd.	2,000	73,924
AP Eagers Ltd.	7,488	43,118
Arcland Sakamoto Co. Ltd.	25,400	412,418
Autobacs Seven Co. Ltd.(a)	2,100	36,001
Automotive Holdings Group Ltd.(a)	232,163	576,756
BCA Marketplace plc	40,832	112,919
Bic Camera, Inc.	4,100	50,226
Bilia AB, Class A	68,494	613,614
Card Factory plc	3,263	13,602

See Accompanying Notes to the Financial Statements.

170	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Specialty Retail – (continued)
CECONOMY AG	10,028	$130,840
Chiyoda Co. Ltd.	2,800	71,435
Chow Sang Sang Holdings International Ltd.	94,000	205,066
Chow Tai Fook Jewellery Group Ltd.	42,800	44,710
Clas Ohlson AB, Class B	3,046	52,666
DCM Holdings Co. Ltd.(a)	96,900	886,878
Delek Automotive Systems Ltd.	26,703	200,547
Dixons Carphone plc	38,207	87,978
Dufry AG (Registered)* (a)	1,203	179,219
Dunelm Group plc	81,543	792,646
EDION Corp.(a)	64,800	652,391
Esprit Holdings Ltd.*	17,500	10,587
Fast Retailing Co. Ltd.	1,700	562,677
Fenix Outdoor International AG	366	43,674
Fielmann AG	603	52,861
Fnac Darty SA*	13,873	1,311,332
Geo Holdings Corp.(a)	25,500	414,041
Giordano International Ltd.	986,000	557,341
GrandVision NV(b)	1,265	31,581
Halfords Group plc	143,230	628,619
Hennes & Mauritz AB, Class B(a)	22,703	570,029
Hikari Tsushin, Inc.	600	77,409
Hornbach Baumarkt AG	3,831	139,243
Hornbach Holding AG & Co. KGaA	7,135	611,009
IDOM, Inc.	51,100	370,557
Industria de Diseno Textil SA	31,974	1,195,478
JB Hi-Fi Ltd.(a)	5,590	98,152
JD Sports Fashion plc	8,615	40,910
JINS, Inc.	900	46,731
Joshin Denki Co. Ltd.	20,400	702,860
Joyful Honda Co. Ltd.	4,200	112,919
Kingfisher plc	133,371	553,646
Kohnan Shoji Co. Ltd.(a)	21,900	466,409
Komeri Co. Ltd.	1,000	29,790
K’s Holdings Corp.(a)	3,000	68,591
Leon’s Furniture Ltd.	21,480	326,091
L’Occitane International SA	15,250	28,968

Investments	Shares	Value
Specialty Retail – (continued)
Luk Fook Holdings International Ltd.	16,672	$70,519
Maisons du Monde SA(b)	2,216	95,904
Mekonomen AB(a)	15,258	308,010
Nafco Co. Ltd.	14,600	226,009
Nishimatsuya Chain Co. Ltd.	1,300	14,278
Nitori Holdings Co. Ltd.	2,300	333,068
Nojima Corp.	29,200	678,412
PAL GROUP Holdings Co. Ltd.	9,000	254,642
Pets at Home Group plc(a)	357,346	835,661
Premier Investments Ltd.(a)	2,860	29,034
Sa Sa International Holdings Ltd.(a)	194,677	70,617
Shimachu Co. Ltd.	37,900	1,065,656
Shimamura Co. Ltd.	900	99,956
Sleep Country Canada Holdings, Inc.(b)	1,952	57,950
Sports Direct International plc*	28,888	151,683
Super Retail Group Ltd.(a)	122,654	730,729
SuperGroup plc	6,540	161,016
T-Gaia Corp.(a)	7,600	154,033
United Arrows Ltd.	19,000	708,968
USS Co. Ltd.	6,200	124,404
Valora Holding AG (Registered)	109	34,965
VT Holdings Co. Ltd.	65,400	353,389
WH Smith plc	3,320	90,248
Xebio Holdings Co. Ltd.	5,000	95,265
XXL ASA(a) (b)	3,250	34,955
Yamada Denki Co. Ltd.	39,200	207,678
Yellow Hat Ltd.	14,700	450,198
		22,596,902
Technology Hardware, Storage & Peripherals – 0.7%
BlackBerry Ltd.*	12,455	136,424
Brother Industries Ltd.	14,900	359,158
Canon, Inc.	30,500	1,138,885
China Goldjoy Group Ltd.	128,000	9,844
Eizo Corp.	16,000	661,093
Elecom Co. Ltd.	5,600	111,970
FUJIFILM Holdings Corp.	21,900	891,573
Konica Minolta, Inc.	19,700	171,289
Logitech International SA (Registered)	3,669	131,183

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	171

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Technology Hardware, Storage & Peripherals – (continued)
Maxell Holdings Ltd.	33,400	$755,123
MCJ Co. Ltd.	21,900	229,928
Melco Holdings, Inc.	7,300	228,065
NEC Corp.	10,900	297,369
Neopost SA	26,134	963,274
Ricoh Co. Ltd.	14,200	130,715
Riso Kagaku Corp.	1,700	32,435
Seiko Epson Corp.	14,800	351,147
Toshiba TEC Corp.	19,000	110,525
		6,710,000
Textiles, Apparel & Luxury Goods – 1.4%
adidas AG	5,475	1,218,536
Aritzia, Inc.*	6,528	55,451
Asics Corp.(a)	4,600	69,913
Brunello Cucinelli SpA	2,164	72,654
Burberry Group plc	8,322	210,194
Cie Financiere Richemont SA (Registered)	13,651	1,259,924
Coats Group plc(a)	70,992	80,651
Delta-Galil Industries Ltd.	7,327	237,886
Descente Ltd.	2,800	38,785
Gildan Activewear, Inc.	7,008	214,627
Global Brands Group Holding Ltd.* (a)	4,876,000	568,735
Goldwin, Inc.	600	46,414
Gunze Ltd.	700	31,726
Hermes International	868	450,530
HUGO BOSS AG	570	51,023
Japan Wool Textile Co. Ltd. (The)	47,600	425,606
Kering(a)	2,117	970,449
Kurabo Industries Ltd.	170,000	492,212
Li & Fung Ltd.	272,000	137,014
Luxottica Group SpA	3,942	226,121
LVMH Moet Hennessy Louis Vuitton SE	7,835	2,337,523
Moncler SpA	3,061	86,937
Onward Holdings Co. Ltd.	6,000	50,480
OVS SpA(b)	111,576	834,475
Pacific Textiles Holdings Ltd.	80,000	84,186
Pandora A/S(a)	3,358	317,001

Investments	Shares	Value
Textiles, Apparel & Luxury Goods – (continued)
Puma SE	13	$5,885
Regina Miracle International Holdings Ltd.(a) (b)	20,000	19,201
Samsonite International SA	36,300	151,448
Seiko Holdings Corp.	20,800	515,469
Seiren Co. Ltd.	47,100	814,499
Stella International Holdings Ltd.	464,000	755,313
Swatch Group AG (The)	836	327,925
Swatch Group AG (The) (Registered)	3,306	249,409
Ted Baker plc	3,305	121,572
Texwinca Holdings Ltd.(a)	530,000	319,965
Tod’s SpA	219	14,568
TSI Holdings Co. Ltd.	4,800	39,961
Wacoal Holdings Corp.	1,500	42,704
Yondoshi Holdings, Inc.	1,400	38,440
Yue Yuen Industrial Holdings Ltd.	40,500	155,214
		14,140,626
Thrifts & Mortgage Finance – 0.5%
Aareal Bank AG	4,380	181,164
Deutsche Pfandbriefbank AG(b)	88,622	1,272,435
Equitable Group, Inc.(a)	7,958	370,398
First National Financial Corp.(a)	11,696	260,395
Genworth Mortgage Insurance Australia Ltd.	158,264	344,631
OneSavings Bank plc	154,468	832,811
Paragon Banking Group plc	207,393	1,308,736
		4,570,570
Tobacco – 0.7%
British American Tobacco plc	64,605	4,178,938
Imperial Brands plc	25,258	1,029,888
Japan Tobacco, Inc.	31,200	1,028,834
Scandinavian Tobacco Group A/S, Class A(b)	41,902	708,469
Swedish Match AB	4,143	156,084
		7,102,213

See Accompanying Notes to the Financial Statements.

172	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Trading Companies & Distributors – 2.0%
AddTech AB, Class B	4,329	$95,921
Advan Co. Ltd.	14,000	132,324
Ahlsell AB(b)	14,280	94,497
Ashtead Group plc	14,308	368,606
BayWa AG	11,960	466,749
Beijer Ref AB	1,265	44,122
Bergman & Beving AB(a)	23,330	265,437
Bossard Holding AG (Registered), Class A	174	41,144
Brenntag AG	4,386	248,397
Bunzl plc	8,833	275,063
Cramo OYJ	30,952	687,257
Digital Domain Holdings Ltd.*	340,000	9,805
Diploma plc	5,245	75,153
Ferguson plc	7,154	500,183
Finning International, Inc.	431	10,518
Grafton Group plc	181,681	1,984,391
Hanwa Co. Ltd.	4,200	158,383
Howden Joinery Group plc	32,854	178,920
IMCD Group NV	2,440	153,494
Inaba Denki Sangyo Co. Ltd.	1,000	43,695
Inabata & Co. Ltd.	41,100	592,103
Indutrade AB	2,198	60,964
ITOCHU Corp.(a)	81,500	1,418,701
Iwatani Corp.	2,197	65,931
Japan Pulp & Paper Co. Ltd.	8,800	369,797
Kanamoto Co. Ltd.(a)	30,323	988,707
Kanematsu Corp.	79,800	1,043,587
Kuroda Electric Co. Ltd.	26,600	472,868
Marubeni Corp.	68,700	457,496
MISUMI Group, Inc.	8,100	220,980
Mitani Corp.	12,500	494,478
Mitsubishi Corp.	73,600	1,715,477
Mitsui & Co. Ltd.	88,400	1,313,981
MonotaRO Co. Ltd.(a)	1,400	38,317
Nagase & Co. Ltd.	4,900	82,752
Nippon Steel & Sumikin Bussan Corp.	600	33,002
Nishio Rent All Co. Ltd.	15,700	545,072
Noble Group Ltd.*	46,830	9,968
Ramirent OYJ	12,059	110,980
Reece Ltd.	1,100	37,355

Investments	Shares	Value
Trading Companies & Distributors – (continued)
Rexel SA	8,704	$155,391
Richelieu Hardware Ltd.	5,260	137,876
Russel Metals, Inc.	5,264	117,767
Seven Group Holdings Ltd.	10,640	108,096
SIG plc(a)	499,491	1,144,191
Sojitz Corp.	58,900	176,757
Sumitomo Corp.	53,400	767,657
Toromont Industries Ltd.	3,554	156,788
Toyota Tsusho Corp.	15,500	559,271
Travis Perkins plc	7,214	145,613
Yamazen Corp.	75,200	855,042
		20,231,024
Transportation Infrastructure – 0.5%
Abertis Infraestructuras SA	19,305	417,627
Aena SME SA(b)	2,280	418,334
Aeroports de Paris	1,349	227,241
Ansaldo STS SpA*	2,145	29,611
ASTM SpA	28,251	783,282
Atlantia SpA	12,048	392,989
Auckland International Airport Ltd.	33,624	143,503
BBA Aviation plc	32,469	137,199
Enav SpA(b)	12,657	60,306
Flughafen Wien AG	468	18,847
Flughafen Zurich AG (Registered)	385	83,813
Fraport AG Frankfurt Airport Services Worldwide	880	83,509
Groupe Eurotunnel SE (Registered)	16,133	202,789
Hamburger Hafen und Logistik AG	1,220	38,942
Hong Kong Aircraft Engineering Co. Ltd.	32,000	215,950
Japan Airport Terminal Co. Ltd.	1,600	56,464
Kamigumi Co. Ltd.	6,500	154,735
Macquarie Atlas Roads Group	22,838	104,366
Port of Tauranga Ltd.	5,225	16,394
Qube Holdings Ltd.(a)	35,264	69,489
SATS Ltd.	19,000	65,546
SIA Engineering Co. Ltd.	5,000	11,964

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	173

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Transportation Infrastructure – (continued)
Societa Iniziative Autostradali e Servizi SpA	4,167	$70,922
Sumitomo Warehouse Co. Ltd. (The)	115,000	785,356
Sydney Airport	31,755	173,115
Transurban Group	58,181	541,123
Westshore Terminals Investment Corp.	5,020	95,836
		5,399,252
Water Utilities – 0.0%(e)
Pennon Group plc	6,638	69,991
Severn Trent plc	7,336	205,650
SIIC Environment Holdings Ltd.	45,600	17,739
United Utilities Group plc	14,017	155,054
		448,434
Wireless Telecommunication Services – 0.9%
Cellcom Israel Ltd.*	5,408	52,275
Drillisch AG	979	68,885
Freenet AG(a)	7,582	253,365
KDDI Corp.	53,000	1,410,473
M1 Ltd.(a)	16,500	21,800
Millicom International Cellular SA, SDR	404	25,842
NTT DOCOMO, Inc.	38,800	935,940
Okinawa Cellular Telephone Co.	10,200	353,225
Partner Communications Co. Ltd.*	6,748	35,920
Rogers Communications, Inc., Class B	10,074	523,120
SmarTone Telecommunications Holdings Ltd.(a)	382,740	476,352
SoftBank Group Corp.	25,541	2,235,821
StarHub Ltd.(a)	20,200	38,994
Tele2 AB, Class B	8,165	103,869
Vodafone Group plc	717,225	2,053,458
		8,589,339
Total Common Stocks (Cost $818,431,436)		968,846,304

Investments	Shares	Value
CLOSED END FUNDS – 0.2%
Capital Markets – 0.2%
HBM Healthcare Investments AG Class A*	5,110	$644,901
Tetragon Financial Group Ltd.	116,581	1,529,543
Total Closed End Funds (Cost $1,800,483)		2,174,444
	No. of Rights
RIGHTS – 0.0%(e)
Banks – 0.0%(e)
Banco Santander SA, expiring 11/1/2017*	769,253	36,742
Liberbank SA, expiring 11/10/2017, price 0.25 EUR*	278,656	100,308
		137,050
Construction & Engineering – 0.0%(e)
Ferrovial SA, expiring 11/13/2017*	16,098	7,745
Hotels, Restaurants & Leisure – 0.0%
Euro Disney SCA* (d)	11,550	—
Total Rights (Cost $206,150)		144,795
	Shares
INVESTMENT COMPANIES – 0.0%(e)
OceanaGold Corp. (Cost $3,133)	1,000	2,684
	Principal Amount
SECURITIES LENDING REINVESTMENTS(f) – 1.3%
CERTIFICATES OF DEPOSIT – 0.0%(e)
BNP Paribas, New York
(ICE LIBOR USD 1 Month + 0.15%), 1.39%, 12/1/2017(g) (Cost $500,000)	$500,000	500,000

See Accompanying Notes to the Financial Statements.

174	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(f) – (continued)
COMMERCIAL PAPER – 0.1%
GE Capital Treasury Services LLC (ICE LIBOR USD 1 Month + 0.08%), 1.32%, 12/14/2017(g) (Cost $500,000)	$500,000	$500,000

REPURCHASE AGREEMENTS – 1.2%
Citigroup Global Markets, Inc., 1.34%, dated 10/31/2017, due 11/1/2017, repurchase price $2,000,075, collateralized by various Common Stocks; total market value $2,200,002	2,000,000	2,000,000
Citigroup Global Markets, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $5,584,682, collateralized by various U.S. Treasury Securities, 1.25%, maturing 7/15/2020; total market value $5,696,211	5,584,519	5,584,519
Deutsche Bank AG, London Branch, 1.55%, dated 10/31/2017, due 11/1/2017, repurchase price $4,000,172, collateralized by various U.S. Treasury Securities, 1.38%, maturing 1/31/2020; Common Stocks; total market value $4,446,899	4,000,000	4,000,000
Total Repurchase Agreements (Cost $11,584,519)		11,584,519
Total Securities Lending Reinvestments (Cost $12,584,519)		12,584,519
Total Investments – 99.8% (Cost $833,025,721)		983,752,746
Other Assets Less Liabilities – 0.2%		1,854,801
NET ASSETS – 100.0%		$985,607,547
*	Non-income producing security.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $59,095,393, collateralized in the form of cash with a value of $12,584,519 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $5,820,078 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 7.13%, and maturity dates ranging from November 9, 2017 – August 15, 2047 and $44,623,015 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – July 22, 2068; a total value of $63,027,612.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At October 31, 2017, the value of these securities amounted to $16,996,345 or 1.72% of net assets of the Fund.

(c)

Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(d)

Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $45,494, which represents approximately 0.00% of net assets of the Fund.

(e)	Represents less than 0.05% of net assets.

(f)	The security was purchased with cash collateral held from securities on loan at October 31, 2017. The total value of securities purchased was $12,584,519.

(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

Abbreviations

CHDI – Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA – Dutch Certification

DI – Depositary Interest

EUR – Euro

FDR – Fiduciary Depositary Receipt

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

SDR – Swedish Depositary Receipt

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	175

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$167,182,803
Aggregate gross unrealized depreciation	(25,932,777)
Net unrealized appreciation	$141,250,026
Federal income tax cost	$843,075,355

Futures Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
EURO STOXX 50 Index	99	12/15/2017	EUR	$4,241,839	$203,213
FTSE 100 Index	23	12/15/2017	GBP	2,280,787	28,960
Hang Seng Index	2	11/29/2017	HKD	361,455	(419)
S&P/TSX 60 Index	11	12/14/2017	CAD	1,613,777	97,474
SGX Nikkei 225 Index	36	12/07/2017	JPY	3,477,867	389,312
SPI 200 Index	11	12/21/2017	AUD	1,241,522	35,287
					$753,827

Forward Foreign Currency Contracts

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2017:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	2,000,000	Toronto-Dominion Bank (The)	JPY	224,446,600	12/20/2017	$19,841
USD	2,838	Citibank NA	SGD	3,828	12/20/2017	27
Total unrealized appreciation						$19,868
AUD	215,501	BNP Paribas SA	USD	171,980	12/20/2017	$(6,825)
CAD	495,599	BNP Paribas SA	USD	406,272	12/20/2017	(21,629)
CHF	44,893	Societe Generale	USD	47,073	12/20/2017	(1,879)
EUR	802,063	BNP Paribas SA	USD	964,020	12/20/2017	(26,998)
EUR	707,164	Toronto-Dominion Bank (The)	USD	850,000	12/20/2017	(23,845)
GBP	598,775	Morgan Stanley	USD	813,707	12/20/2017	(17,331)
GBP	322,833	Toronto-Dominion Bank (The)	USD	440,000	12/20/2017	(10,630)
JPY	260,422,132	Citibank NA	USD	2,363,012	12/20/2017	(65,463)
JPY	77,415,100	Toronto-Dominion Bank (The)	USD	700,000	12/20/2017	(17,013)
SEK	1,442,512	Goldman Sachs & Co.	USD	182,285	12/20/2017	(9,447)
Total unrealized depreciation						$(201,060)
Net unrealized depreciation						$(181,192)

See Accompanying Notes to the Financial Statements.

176	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2017:

Australia	6.0%
Austria	0.3
Belgium	1.0
Canada	8.1
Denmark	1.2
Finland	0.8
France	7.5
Germany	6.5
Hong Kong	3.1
Ireland	0.4
Israel	0.9
Italy	2.5
Japan	28.2
Netherlands	3.1
New Zealand	0.3
Norway	1.1
Portugal	0.3
Singapore	1.4
Spain	2.6
Sweden	2.6
Switzerland	4.9
United Kingdom	15.7
Other[1]	1.5
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	177

Schedule of Investments

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 99.3%
Aerospace & Defense – 0.2%
Aselsan Elektronik Sanayi ve Ticaret A/S	4,322	$38,637
AviChina Industry & Technology Co. Ltd., Class H(a)	60,000	34,838
Bharat Electronics Ltd.	17,226	49,095
Embraer SA	69,300	331,952
Hanwha Techwin Co. Ltd.*	1,767	60,564
Korea Aerospace Industries Ltd.	3,018	153,008
LIG Nex1 Co. Ltd.	430	27,596
United Aircraft Corp. PJSC* ^	25,155,036	349,653
		1,045,343
Air Freight & Logistics – 0.4%
Allcargo Logistics Ltd.	3,182	8,528
Aramex PJSC	24,595	34,288
Blue Dart Express Ltd.	318	20,587
GD Express Carrier Bhd.	51,600	8,105
Gulf Warehousing Co.	1,548	17,390
Hanjin Transportation Co. Ltd.	10,296	263,753
Hyundai Glovis Co. Ltd.	1,485	200,147
Kerry TJ Logistics Co. Ltd.	14,000	16,966
Pos Malaysia Bhd.	8,600	11,153
Sinotrans Ltd., Class H	3,025,000	1,453,991
		2,034,908
Airlines – 0.7%
Aegean Airlines SA	42,372	385,511
Aeroflot PJSC	58,707	181,115
Air Arabia PJSC	3,382,046	1,141,883
Air China Ltd., Class H	198,000	188,564
AirAsia Bhd.	193,200	152,424
AirAsia X Bhd.*	2,979,900	263,957
Asiana Airlines, Inc.*	6,784	28,006
Bangkok Airways PCL, NVDR	133,000	73,666
Cebu Air, Inc.	318,420	672,306
China Airlines Ltd.*	127,000	51,795

Investments	Shares	Value
Airlines – (continued)
China Eastern Airlines Corp. Ltd., Class H	110,000	$55,833
China Southern Airlines Co. Ltd., Class H(a)	198,000	146,182
Controladora Vuela Cia de Aviacion SAB de CV, Class A*	23,900	24,412
Eva Airways Corp.	203,700	100,298
Garuda Indonesia Persero Tbk. PT*	472,916	12,762
Grupo Aeromexico SAB de CV*	23,179	36,834
Hanjin Kal Corp.*	4,554	87,800
Jeju Air Co. Ltd.	172	5,412
Jet Airways India Ltd.*	6,576	59,256
Korean Air Lines Co. Ltd.*	5,574	157,466
Latam Airlines Group SA	14,157	195,367
SpiceJet Ltd.*	30,186	67,040
Thai Airways International PCL, NVDR*	83,320	46,651
Turk Hava Yollari AO*	33,660	92,028
		4,226,568
Auto Components – 1.8%
Actron Technology Corp.	7,000	25,763
Apollo Tyres Ltd.	19,998	75,952
Balkrishna Industries Ltd.	1,380	36,325
Bharat Forge Ltd.	6,690	72,115
Bosch Ltd.	396	128,465
Cayman Engley Industrial Co. Ltd.	1,000	5,653
Ceat Ltd.	2,236	57,716
Chaowei Power Holdings Ltd.	1,020,000	575,252
Cheng Shin Rubber Industry Co. Ltd.	99,000	195,312
China First Capital Group Ltd.*	80,000	38,863
Cub Elecparts, Inc.	2,489	24,552
Depo Auto Parts Ind Co. Ltd.	198,000	529,147
Dong Ah Tire & Rubber Co. Ltd.(b)	823	17,924

See Accompanying Notes to the Financial Statements.

178	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Auto Components – (continued)
Exide Industries Ltd.	15,469	$49,855
Fuyao Glass Industry Group Co. Ltd., Class H(c)	41,600	158,363
Global PMX Co. Ltd.	1,000	5,869
Halla Holdings Corp.	10,494	634,127
Hankook Tire Co. Ltd.	8,217	396,053
Hanon Systems	11,880	137,850
Hiroca Holdings Ltd.	99,000	379,134
Hota Industrial Manufacturing Co. Ltd.	9,826	45,775
Hu Lane Associate, Inc.	8,000	45,624
Hyundai Mobis Co. Ltd.	6,931	1,648,691
Hyundai Wia Corp.	1,177	67,761
Iron Force Industrial Co. Ltd.	3,060	13,190
JK Tyre & Industries Ltd.	75,339	169,413
Kenda Rubber Industrial Co. Ltd.	29,307	38,869
Kumho Tire Co., Inc.*	3,552	20,766
Macauto Industrial Co. Ltd.	5,000	25,780
Mahindra CIE Automotive Ltd.*	6,379	24,646
Mando Corp.	693	201,959
Minth Group Ltd.	28,000	151,093
Motherson Sumi Systems Ltd.	37,294	210,275
MRF Ltd.	36	36,918
Nemak SAB de CV(c)	39,500	29,754
Nexen Corp.	31,383	228,296
Nexen Tire Corp.	3,532	40,511
Nexteer Automotive Group Ltd.*	26,000	50,855
Rassini SAB de CV	3,402	12,863
Rassini SAB de CV, Class A	8,600	16,139
S&T Motiv Co. Ltd.	13,563	552,035
Sanok Rubber Co. SA	2,092	31,108
Sebang Global Battery Co. Ltd.	8,811	266,214
Seoyon E-Hwa Co. Ltd.	16,077	172,200
SL Corp.	18,492	378,802
Sri Trang Agro-Industry PCL, NVDR	144,480	55,235

Investments	Shares	Value
Auto Components – (continued)
Sungwoo Hitech Co. Ltd.	45,342	$271,562
TI Financial Holdings Ltd.	3,206	29,114
Tianneng Power International Ltd.	1,014,000	977,374
Tong Yang Industry Co. Ltd.	27,400	57,145
Tung Thih Electronic Co. Ltd.	3,000	19,447
Tupy SA*	9,500	50,617
TYC Brother Industrial Co. Ltd.	297,000	339,744
WABCO India Ltd.	172	16,895
Xingda International Holdings Ltd.	1,268,000	484,329
		10,325,289
Automobiles – 2.2%
Astra International Tbk. PT	910,800	537,246
BAIC Motor Corp. Ltd., Class H(c)	99,000	115,854
Bajaj Auto Ltd.	3,069	154,328
Brilliance China Automotive Holdings Ltd.	156,000	394,309
BYD Co. Ltd., Class H(a)	49,500	433,659
China Motor Corp.	36,000	32,229
Chongqing Changan Automobile Co. Ltd., Class B	1,316,700	1,723,129
Dongfeng Motor Group Co. Ltd., Class H	276,000	378,528
DRB-Hicom Bhd.	1,039,500	417,421
Ford Otomotiv Sanayi A/S	3,527	49,748
Geely Automobile Holdings Ltd.	232,000	718,142
Great Wall Motor Co. Ltd., Class H(a)	297,000	374,210
Guangzhou Automobile Group Co. Ltd., Class H	214,000	532,134
Hero MotoCorp Ltd.	4,950	294,220
Hyundai Motor Co.	15,840	2,276,289
Hyundai Motor Co. (2nd Preference)	3,762	379,440
Hyundai Motor Co. (3rd Preference)	718	61,459
Hyundai Motor Co. (Preference)	2,079	191,134

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	179

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Automobiles – (continued)
Jiangling Motors Corp. Ltd., Class B	79,200	$151,866
Kia Motors Corp.	25,740	813,314
Mahindra & Mahindra Ltd.	12,594	261,480
Maruti Suzuki India Ltd.	6,336	803,234
Sanyang Motor Co. Ltd.	35,000	25,299
Ssangyong Motor Co.*	506	2,376
Tata Motors Ltd.*	55,381	366,292
Tata Motors Ltd., Class A*	22,135	82,308
Tofas Turk Otomobil Fabrikasi A/S	6,639	54,000
TVS Motor Co. Ltd.	6,454	72,072
UMW Holdings Bhd.*	400	495
Yadea Group Holdings Ltd.(c)	1,386,000	479,659
Yulon Motor Co. Ltd.	99,000	82,720
		12,258,594
Banks – 16.5%
Abu Dhabi Commercial Bank PJSC	133,056	267,731
AFFIN Holdings Bhd.	37,910	22,924
Agricultural Bank of China Ltd., Class H	2,871,000	1,350,531
Ajman Bank PJSC*	117,320	36,736
Akbank Turk A/S	223,308	588,775
Akbank Turk A/S, ADR	20,016	104,784
Al Khalij Commercial Bank PQSC	11,954	39,401
Alior Bank SA*	4,752	94,456
Allahabad Bank*	205,524	248,769
Alliance Bank Malaysia Bhd.	109,500	95,442
Alpha Bank AE*	88,506	176,310
AMMB Holdings Bhd.	89,100	90,079
Andhra Bank*	323,136	329,516
Axis Bank Ltd.	90,981	734,843
Banco Bradesco SA*	89,100	892,811
Banco Bradesco SA (Preference)*	316,800	3,358,437
Banco Davivienda SA (Preference)	159,984	1,576,179
Banco de Bogota SA	11,187	236,019
Banco de Chile	1,024,883	157,362

Investments	Shares	Value
Banks – (continued)
Banco de Credito e Inversiones	2,277	$153,263
Banco do Brasil SA*	110,400	1,162,265
Banco do Estado do Rio Grande do Sul SA (Preference), Class B	257,400	1,199,131
Banco Santander Brasil SA	19,800	173,163
Banco Santander Chile	3,568,455	280,827
Bancolombia SA	38,115	353,218
Bancolombia SA (Preference)	42,286	402,988
Bangkok Bank PCL, NVDR	48,500	281,773
Bank Al Habib Ltd.	1,584,000	828,128
Bank Central Asia Tbk. PT	584,100	900,106
Bank Danamon Indonesia Tbk. PT	297,000	111,683
Bank Handlowy w Warszawie SA	2,012	41,154
Bank Mandiri Persero Tbk. PT	1,227,600	638,126
Bank Millennium SA*	25,240	55,351
Bank Negara Indonesia Persero Tbk. PT	782,100	438,264
Bank of Ayudhya PCL, NVDR	84,200	98,216
Bank of Baroda	41,976	110,106
Bank of China Ltd., Class H	7,920,000	3,948,935
Bank of Chongqing Co. Ltd., Class H	59,500	48,275
Bank of Communications Co. Ltd., Class H	2,178,000	1,641,498
Bank of Jinzhou Co. Ltd., Class H(c)	198,000	224,856
Bank of Maharashtra*	164,065	70,417
Bank of the Philippine Islands	82,170	155,984
Bank of Tianjin Co. Ltd., Class H(c)	841,500	614,800
Bank of Zhengzhou Co. Ltd., Class H(c)	1,485,000	856,533
Bank Pan Indonesia Tbk. PT*	325,900	26,192
Bank Pekao SA	9,405	307,310
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk. PT	801,900	144,859

See Accompanying Notes to the Financial Statements.

180	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Bank Pembangunan Daerah Jawa Timur Tbk. PT	10,652,400	$545,874
Bank Permata Tbk. PT*	4,524,300	216,833
Bank Rakyat Indonesia Persero Tbk. PT	554,400	637,688
Bank Tabungan Negara Persero Tbk. PT	702,900	143,042
Bank Zachodni WBK SA	1,584	159,016
Banregio Grupo Financiero SAB de CV	4,800	25,591
Barclays Africa Group Ltd.	49,104	486,621
BDO Unibank, Inc.	87,120	232,039
BIMB Holdings Bhd.	13,680	14,186
BNK Financial Group, Inc.	17,919	158,981
BOC Hong Kong Holdings Ltd.	172,000	819,016
Canara Bank	10,037	62,852
Capitec Bank Holdings Ltd.	3,069	203,968
Central Bank of India*	15,111	19,072
Chang Hwa Commercial Bank Ltd.	322,668	174,924
China Banking Corp.	51,084	33,149
China CITIC Bank Corp. Ltd., Class H	1,225,000	788,216
China Construction Bank Corp., Class H	11,286,000	10,068,261
China Development Financial Holding Corp.	594,000	181,984
China Everbright Bank Co. Ltd., Class H	297,000	140,091
China Merchants Bank Co. Ltd., Class H	396,000	1,510,036
China Minsheng Banking Corp. Ltd., Class H	594,000	574,829
China Zheshang Bank Co. Ltd., Class H	136,000	73,563
Chong Hing Bank Ltd.	21,000	43,013
Chongqing Rural Commercial Bank Co. Ltd., Class H	316,000	214,668
CIMB Group Holdings Bhd.	247,500	358,958
City Union Bank Ltd.	8,796	21,939

Investments	Shares	Value
Banks – (continued)
Commercial Bank PQSC (The)*	10,314	$74,789
Commercial International Bank Egypt SAE	60,733	271,455
Corp. Bank*	255,222	178,498
Credicorp Ltd.	3,124	654,291
Credit Bank of Moscow PJSC*	1,132,956	88,294
CTBC Financial Holding Co. Ltd.	1,980,000	1,267,063
DCB Bank Ltd.	1,720	4,725
DGB Financial Group, Inc.	10,197	95,112
Doha Bank QPSC	8,645	66,961
Dubai Islamic Bank PJSC	143,662	239,394
E.Sun Financial Holding Co. Ltd.	482,200	293,386
East West Banking Corp.	485,100	304,450
Eurobank Ergasias SA*	190,971	155,953
Far Eastern International Bank	303,555	94,208
Federal Bank Ltd.	106,326	199,860
First Abu Dhabi Bank PJSC	150,876	425,188
First Financial Holding Co. Ltd.	520,610	335,744
Grupo Aval Acciones y Valores SA (Preference)	482,823	200,713
Grupo Elektra SAB DE CV	3,960	159,164
Grupo Financiero Banorte SAB de CV, Class O	138,600	824,344
Grupo Financiero Inbursa SAB de CV, Class O	89,100	153,466
Grupo Financiero Interacciones SA de CV, Class O	128,700	591,488
Grupo Financiero Santander Mexico SAB de CV, Class B	79,200	133,682
Grupo Security SA	59,746	27,078
Hana Financial Group, Inc.	30,591	1,309,268
Harbin Bank Co. Ltd., Class H* (a) (c)	4,376,000	1,318,106
Hong Leong Bank Bhd.	29,700	111,827
Hong Leong Financial Group Bhd.	12,600	49,704
Hua Nan Financial Holdings Co. Ltd.	430,911	235,748

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	181

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
Huishang Bank Corp. Ltd., Class H	86,000	$43,541
ICICI Bank Ltd.	153,105	709,370
IDBI Bank Ltd.*	47,471	45,916
IDFC Bank Ltd.	56,935	49,796
Indian Bank	6,072	29,511
Indian Overseas Bank*	563,805	219,790
IndusInd Bank Ltd.	16,533	415,334
Industrial & Commercial Bank of China Ltd., Class H	8,118,000	6,440,875
Industrial Bank of Korea	24,948	341,814
ING Bank Slaski SA*	2,475	134,672
Intercorp Financial Services, Inc.(c)	2,772	108,108
Itau CorpBanca	10,724,175	100,065
Itau Unibanco Holding SA (Preference)	336,600	4,326,663
Itausa – Investimentos Itau SA	138,805	427,699
Itausa – Investimentos Itau SA (Preference)	386,100	1,236,899
Jammu & Kashmir Bank Ltd. (The)*	289,179	369,671
JB Financial Group Co. Ltd.	13,585	71,420
Karnataka Bank Ltd. (The)	199,485	500,474
Karur Vysya Bank Ltd. (The)	382,080	748,572
Kasikornbank PCL, NVDR	55,600	368,212
KB Financial Group, Inc.	39,995	2,084,808
Kiatnakin Bank PCL, NVDR	29,400	67,039
King’s Town Bank Co. Ltd.	55,000	60,089
Komercni banka A/S	4,912	211,179
Kotak Mahindra Bank Ltd.	39,600	626,698
Krung Thai Bank PCL, NVDR	267,300	146,444
Kwangju Bank Co. Ltd.	32,274	339,923
LH Financial Group PCL, NVDR	290,449	15,388
Malayan Banking Bhd.	237,600	519,145
Masraf Al Rayan QSC	12,375	121,481
mBank SA*	533	67,444
MCB Bank Ltd.	79,200	149,460

Investments	Shares	Value
Banks – (continued)
Mega Financial Holding Co. Ltd.	594,000	$466,778
Metropolitan Bank & Trust Co.	62,512	104,863
Moneta Money Bank A/S(c)	24,453	83,593
National Bank of Greece SA*	226,710	75,006
Nedbank Group Ltd.	20,196	296,158
Oriental Bank of Commerce*	82,807	180,006
OTP Bank plc	11,409	460,008
Philippine National Bank*	20,010	22,655
Piraeus Bank SA*	26,936	77,506
Postal Savings Bank of China Co. Ltd., Class H(c)	396,000	239,068
Powszechna Kasa Oszczednosci Bank Polski SA*	36,630	390,072
Public Bank Bhd.	128,700	621,992
Punjab National Bank*	40,491	123,246
Qatar International Islamic Bank QSC	3,840	51,049
Qatar Islamic Bank SAQ	2,291	61,039
Qatar National Bank QPSC	9,935	331,553
RBL Bank Ltd.(c)	11,484	93,154
RHB Bank Bhd.	107,521	129,020
Rizal Commercial Banking Corp.	61,380	70,149
Sberbank of Russia PJSC	1,100,069	3,653,972
Sberbank of Russia PJSC (Preference)	145,728	395,930
Security Bank Corp.	13,750	65,521
Shengjing Bank Co. Ltd., Class H(c)	76,500	59,911
Shinhan Financial Group Co. Ltd.	49,302	2,209,096
Siam Commercial Bank PCL (The), NVDR	89,100	392,930
SinoPac Financial Holdings Co. Ltd.	1,227,900	376,600
Sociedad Matriz del Banco de Chile SA, Class B	133,757	63,564

See Accompanying Notes to the Financial Statements.

182	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
South Indian Bank Ltd. (The)	1,269,279	$598,668
Standard Bank Group Ltd.	135,167	1,567,569
State Bank of India	78,705	371,584
Syndicate Bank*	233,239	297,080
Taichung Commercial Bank Co. Ltd.	217,258	69,587
Taishin Financial Holding Co. Ltd.	1,029,959	450,785
Taiwan Business Bank	508,500	140,447
Taiwan Cooperative Financial Holding Co. Ltd.	407,160	220,054
Thanachart Capital PCL, NVDR	59,400	97,897
Tisco Financial Group PCL, NVDR	39,600	104,603
TMB Bank PCL, NVDR	2,277,000	176,841
Turkiye Garanti Bankasi A/S	199,386	547,759
Turkiye Halk Bankasi A/S	48,807	142,183
Turkiye Is Bankasi, Class C	145,035	272,761
Turkiye Sinai Kalkinma Bankasi A/S	1,816,353	655,438
Turkiye Vakiflar Bankasi TAO, Class D	99,297	165,558
UCO Bank*	38,479	19,248
Union Bank of India*	13,187	35,924
Union Bank of Taiwan	231,356	69,040
Union Bank of the Philippines	16,100	27,163
Union National Bank PJSC	62,605	73,129
Vijaya Bank	289,080	294,341
VTB Bank PJSC	202,191,660	207,925
Woori Bank	60,390	884,006
Yapi ve Kredi Bankasi A/S*	97,713	118,392
Yes Bank Ltd.	77,220	374,648
		93,615,464
Beverages – 0.7%
Ambev SA (Preference)	207,900	1,328,232
Anadolu Efes Biracilik ve Malt Sanayii A/S	10,922	63,175

Investments	Shares	Value
Beverages – (continued)
Arca Continental SAB de CV	20,800	$132,659
Becle SAB de CV*	34,400	55,223
Capevin Holdings Ltd.	21,041	12,647
Carabao Group PCL, NVDR	13,100	41,603
Carlsberg Brewery Malaysia Bhd.	17,200	64,762
China Resources Beer Holdings Co. Ltd.	65,107	187,765
Cia Cervecerias Unidas SA	9,009	130,128
Coca-Cola Embonor SA (Preference), Class B	4,368	11,987
Coca-Cola Femsa SAB de CV, Series L	19,800	134,044
Coca-Cola Icecek A/S	5,040	51,242
Distell Group Ltd.	2,111	19,391
Embotelladora Andina SA (Preference), Class B	9,513	48,816
Fomento Economico Mexicano SAB de CV	100,500	879,272
Fraser & Neave Holdings Bhd.	11,300	67,530
Heineken Malaysia Bhd.	13,700	61,421
Hite Jinro Co. Ltd.	1,790	42,499
Lotte Chilsung Beverage Co. Ltd.	16	19,142
Muhak Co. Ltd.	761	12,328
Organizacion Cultiba SAB de CV	30,600	25,305
Tibet Water Resources Ltd.*	131,000	54,067
Tsingtao Brewery Co. Ltd., Class H	6,000	25,110
Union de Cervecerias Peruanas Backus y Johnston SAA, Class I	1,376	7,203
United Breweries Ltd.	7,920	125,621
United Spirits Ltd.*	2,246	105,808
Varun Beverages Ltd.	774	6,013
Vina Concha y Toro SA	19,880	35,067
Yantai Changyu Pioneer Wine Co. Ltd., Class B	9,600	24,856
		3,772,916

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	183

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Biotechnology – 0.3%
3SBio, Inc.* (c)	38,980	$69,748
Biocon Ltd.	4,683	25,970
Celltrion, Inc.*	4,950	764,801
China Biologic Products Holdings, Inc.*	800	62,168
China Regenerative Medicine International Ltd.*	775,000	23,245
Green Cross Cell Corp.	258	10,340
Green Cross Corp.	300	56,500
Green Cross Holdings Corp.	1,787	60,372
Hugel, Inc.*	73	27,953
iNtRON Biotechnology, Inc.*	460	13,139
Medigen Biotechnology Corp.*	17,000	22,490
Medy-Tox, Inc.	171	64,639
OBI Pharma, Inc.*	9,000	51,327
PharmaEngine, Inc.	4,172	23,447
PharmaEssentia Corp.*	11,000	51,974
Seegene, Inc.*	999	25,369
Senhwa Biosciences, Inc.*	3,000	7,659
SillaJen, Inc.*	2,654	159,901
TaiMed Biologics, Inc.*	8,000	57,959
ViroMed Co. Ltd.*	679	89,818
		1,668,819
Building Products – 0.3%
Astral Polytechnik Ltd.	1,823	21,438
Cera Sanitaryware Ltd.	86	4,320
China Lesso Group Holdings Ltd.	71,000	47,413
Chosun Refractories Co. Ltd.	1,188	92,147
Dynasty Ceramic PCL, NVDR	104,000	12,710
Elementia SAB de CV* (a) (c)	39,375	51,786
IS Dongseo Co. Ltd.	644	19,860
Kajaria Ceramics Ltd.	2,608	27,388
KCC Corp.	297	103,387
Kyung Dong Navien Co. Ltd.	7,497	270,678

Investments	Shares	Value
Building Products – (continued)
LG Hausys Ltd.	101	$8,195
Ras Al Khaimah Ceramics	249,579	170,570
Sunspring Metal Corp.	99,000	128,184
Taiwan FU Hsing Industrial Co. Ltd.	198,000	251,771
Trakya Cam Sanayii A/S	494,630	535,468
Vanachai Group PCL, NVDR	34,400	12,426
		1,757,741
Capital Markets – 2.6%
5Paisa Capital Ltd.* (b)	349	1,543
Amanat Holdings PJSC	49,192	15,939
B3 SA – Brasil Bolsa Balcao*	108,900	795,607
Banco BTG Pactual SA*	18,600	125,143
Bolsa Mexicana de Valores SAB de CV	24,100	40,326
Brait SE*	5,664	21,188
Bursa Malaysia Bhd.	11,800	27,845
Capital Securities Corp.	77,000	26,680
Care Ratings Ltd.	516	11,980
Central China Securities Co. Ltd., Class H(c)	198,000	91,110
China Bills Finance Corp.	71,000	35,665
China Cinda Asset Management Co. Ltd., Class H	1,089,000	422,937
China Everbright Ltd.	76,000	180,215
China Galaxy Securities Co. Ltd., Class H	346,500	302,007
China Huarong Asset Management Co. Ltd., Class H(c)	1,188,000	558,840
China International Capital Corp. Ltd., Class H(c)	59,200	122,015
China Merchants Securities Co. Ltd., Class H(c)	118,800	197,954
China Minsheng Financial Holding Corp. Ltd.*	380,000	20,700
CITIC Securities Co. Ltd., Class H	99,000	219,780
Coronation Fund Managers Ltd.	14,570	73,513

See Accompanying Notes to the Financial Statements.

184	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
CRISIL Ltd.	1,032	$28,671
CSC Financial Co. Ltd., Class H(c)	1,188,000	1,088,749
Daishin Securities Co. Ltd.	3,258	39,258
Daishin Securities Co. Ltd. (Preference)	9,310	78,030
Daou Technology, Inc.	2,734	44,780
Dubai Financial Market PJSC*	67,052	21,178
Dubai Investments PJSC	190,202	136,204
Edelweiss Financial Services Ltd.	11,546	50,171
Egypt Kuwait Holding Co. SAE	168,102	132,801
Egyptian Financial Group-Hermes Holding Co.	21,531	28,640
Everbright Securities Co. Ltd., Class H(c)	990,000	1,365,377
GF Securities Co. Ltd., Class H	138,600	295,257
Guotai Junan International Holdings Ltd.(a)	142,800	45,576
Guotai Junan Securities Co. Ltd., Class H* (c)	59,400	139,025
Haitong Securities Co. Ltd., Class H	158,400	250,539
Hanwha Investment & Securities Co. Ltd.*	162,756	419,837
Hellenic Exchanges – Athens Stock Exchange SA*	6,448	36,056
Huarong International Financial Holdings Ltd.*	66,650	22,382
Huatai Securities Co. Ltd., Class H(c)	178,200	384,640
IIFL Holdings Ltd.	8,910	84,215
Indiabulls Ventures Ltd.	5,332	23,535
Investec Ltd.	38,511	262,636
Jih Sun Financial Holdings Co. Ltd.	94,813	25,181
JM Financial Ltd.	1,548	3,933
JSE Ltd.(a)	4,205	39,867
KIWOOM Securities Co. Ltd.	533	34,111

Investments	Shares	Value
Capital Markets – (continued)
Korea Investment Holdings Co. Ltd.	4,356	$246,115
Kresna Graha Investama PT Tbk.*	187,300	8,424
Kyobo Securities Co. Ltd.	31,977	259,732
Macquarie Korea Infrastructure Fund	17,622	134,011
Masterlink Securities Corp.	1,386,000	387,866
Meritz Securities Co. Ltd.	29,106	115,738
Mirae Asset Daewoo Co. Ltd.	23,166	209,876
Moscow Exchange MICEX-RTS PJSC	56,331	113,945
Motilal Oswal Financial Services Ltd.	774	16,421
Multi Commodity Exchange of India Ltd.	688	11,193
NH Investment & Securities Co. Ltd.	9,704	121,695
NH Investment & Securities Co. Ltd. (Preference)	3,705	30,358
Norte Grande SA	48,894,021	480,593
Orient Securities Co. Ltd., Class H(c)	1,227,600	1,252,493
OSK Holdings Bhd.	821,700	306,670
PPLA Participations Ltd.*	2,066	1,149
President Securities Corp.*	1,130,943	538,107
PSG Konsult Ltd.	3,256	2,026
Religare Enterprises Ltd.*	35,452	22,660
Samsung Securities Co. Ltd.	3,168	100,666
Shinyoung Securities Co. Ltd.	850	45,066
SK Securities Co. Ltd.*	40,531	45,041
Sociedad de Inversiones Oro Blanco SA	44,853,336	495,404
Warsaw Stock Exchange	2,305	29,138
Waterland Financial Holdings Co. Ltd.	149,140	45,247
Yuanta Financial Holding Co. Ltd.	1,235,929	549,129
Yuanta Securities Korea Co. Ltd.*	133,353	401,719
Zeder Investments Ltd.	1,341,945	593,099
		14,935,217

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	185

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – 3.9%
Acron PJSC	1,118	$69,269
AECI Ltd.	153,648	1,148,347
Aekyung Petrochemical Co. Ltd.	21,582	298,586
AK Holdings, Inc.	7,524	451,970
Akzo Nobel India Ltd.	2,084	61,560
Alexandria Mineral Oils Co.	369,765	276,327
Asia Polymer Corp.	46,331	28,804
Asian Paints Ltd.	14,256	259,902
Barito Pacific Tbk. PT*	213,400	31,784
BASF India Ltd.	836	22,449
Bayer CropScience Ltd.	562	33,445
Berger Paints India Ltd.	14,523	59,654
Bloomage BioTechnology Corp. Ltd.(b)	5,000	10,408
Braskem SA (Preference), Class A*	19,800	316,911
Castrol India Ltd.	4,545	28,061
Chambal Fertilizers and Chemicals Ltd.	143,352	333,419
China General Plastics Corp.	495,000	463,660
China Lumena New Materials Corp.* ‡ (b)	888,000	—
China Man-Made Fiber Corp.*	1,584,000	461,132
China Petrochemical Development Corp.*	105,700	47,138
China Synthetic Rubber Corp.	30,901	43,033
Ciech SA*	1,330	22,621
Coromandel International Ltd.	1,898	15,098
D&L Industries, Inc.	110,800	22,278
DCM Shriram Ltd.	9,116	73,720
Dongjin Semichem Co. Ltd.	44,946	826,427
Eastern Polymer Group PCL, NVDR	52,200	18,070
EID Parry India Ltd.	1,204	6,912
Foosung Co. Ltd.*	4,960	39,535
Formosa Chemicals & Fibre Corp.	198,000	601,363

Investments	Shares	Value
Chemicals – (continued)
Formosa Plastics Corp.	253,000	$770,925
Formosan Union Chemical	594,000	363,378
Fufeng Group Ltd.* (a)	198,000	142,629
Godrej Industries Ltd.	3,377	30,920
Grand Pacific Petrochemical	1,188,000	900,075
Green Seal Holding Ltd.	3,300	7,834
Grupa Azoty SA	1,999	40,102
Gujarat Fluorochemicals Ltd.	1,704	24,461
Hansol Chemical Co. Ltd.	528	34,780
Hanwha Chemical Corp.	10,890	295,979
Ho Tung Chemical Corp.*	1,419,250	428,700
Huabao International Holdings Ltd.	95,000	61,614
Huchems Fine Chemical Corp.	1,268	26,654
Hyosung Corp.	2,476	297,248
Indorama Ventures PCL, NVDR	95,000	131,547
Kansai Nerolac Paints Ltd.	3,983	31,555
Kolon Industries, Inc.	2,772	187,299
Korea Petrochemical Ind Co. Ltd.	428	95,506
Kumho Petrochemical Co. Ltd.	1,584	98,121
LCY Chemical Corp.	35,000	47,812
LG Chem Ltd.	2,316	834,120
LG Chem Ltd. (Preference)	495	114,654
Lotte Chemical Corp.	1,683	555,066
LOTTE Fine Chemical Co. Ltd.	756	27,160
Mexichem SAB de CV	39,600	102,176
Misr Fertilizers Production Co. SAE	1,204	6,368
Miwon Holdings Co. Ltd.	86	3,738
Namhae Chemical Corp.	30,987	251,138
Nan Ya Plastics Corp.	297,000	732,665
Nantex Industry Co. Ltd.	413,600	300,331
OCI Co. Ltd.	788	79,479
Omnia Holdings Ltd.	104,643	1,078,601
Oriental Union Chemical Corp.*	12,000	10,325

See Accompanying Notes to the Financial Statements.

186	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
Petkim Petrokimya Holding A/S	26,544	$46,424
Petronas Chemicals Group Bhd.	168,300	292,989
PhosAgro PJSC	5,544	222,347
PI Industries Ltd.	3,911	49,561
Pidilite Industries Ltd.	4,145	50,031
Polisan Holding A/S	72,369	158,213
PTT Global Chemical PCL, NVDR	168,300	405,298
Rain Industries Ltd.	112,464	470,284
Rallis India Ltd.	3,030	11,459
San Fang Chemical Industry Co. Ltd.	27,232	31,873
Sasol Ltd.	63,261	1,850,556
Scientex Bhd.	8,600	18,080
Sharda Cropchem Ltd.	602	4,090
Shinkong Synthetic Fibers Corp.	2,079,000	670,034
Sidi Kerir Petrochemicals Co.	241,712	291,506
Sinofert Holdings Ltd.*	172,000	30,424
Sinopec Shanghai Petrochemical Co. Ltd., Class H	396,000	236,022
SK Chemicals Co. Ltd.	1,387	91,489
SK Materials Co. Ltd.	594	99,411
SKC Co. Ltd.	1,898	67,341
Sociedad Quimica y Minera de Chile SA (Preference), Class B	5,346	319,606
Soda Sanayii A/S	27,772	38,404
Solar Industries India Ltd.	1,870	29,659
Songwon Industrial Co. Ltd.	23,661	454,065
Soulbrain Co. Ltd.	872	53,549
Supreme Industries Ltd.	1,204	21,024
Synthos SA	17,854	24,189
Taekwang Industrial Co. Ltd.	18	18,332
Taiwan Fertilizer Co. Ltd.	9,000	11,757
Taiwan Styrene Monomer	693,000	468,748
Unid Co. Ltd.	9,801	404,602

Investments	Shares	Value
Chemicals – (continued)
UNIPETROL A/S	6,667	$113,835
UPC Technology Corp.	49,200	27,325
UPL Ltd.	20,648	254,804
USI Corp.	1,108,360	547,574
Wonik Materials Co. Ltd.*	86	5,297
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	15,000	39,540
		22,114,585
Commercial Services & Supplies – 0.1%
3M India Ltd.*	131	28,700
Blue Label Telecoms Ltd.	33,418	40,764
China Everbright International Ltd.	117,000	164,962
Cleanaway Co. Ltd.	3,000	17,258
ECOVE Environment Corp.	1,000	5,537
KEPCO Plant Service & Engineering Co. Ltd.	628	23,150
Novus Holdings Ltd.	1	1
S-1 Corp.	1,311	107,188
Sunny Friend Environmental Technology Co. Ltd.	3,000	18,999
Taiwan Secom Co. Ltd.	11,165	32,874
Taiwan Shin Kong Security Co. Ltd.	24,240	31,144
		470,577
Communications Equipment – 0.4%
Accton Technology Corp.	14,000	45,120
Advanced Ceramic X Corp.	4,000	43,900
Alpha Networks, Inc.	430,000	333,626
Arcadyan Technology Corp.	198,000	311,186
BYD Electronic International Co. Ltd.(a)	49,500	133,873
D-Link Corp.*	891,000	333,835
Sercomm Corp.	26,000	74,312
Wistron NeWeb Corp.	8,503	24,387
Zinwell Corp.	466,000	468,943
ZTE Corp., Class H*	99,000	343,248
		2,112,430

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	187

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Construction & Engineering – 1.5%
Arabtec Holding PJSC*	33,946	$27,082
Ashoka Buildcon Ltd.	860	2,827
BES Engineering Corp.	281,000	64,381
Budimex SA	460	23,576
CH Karnchang PCL, NVDR	737	605
China Communications Construction Co. Ltd., Class H	445,000	540,151
China Energy Engineering Corp. Ltd., Class H(a)	594,000	105,068
China Machinery Engineering Corp., Class H	1,134,000	694,778
China Railway Construction Corp. Ltd., Class H	173,500	217,715
China Railway Group Ltd., Class H	357,000	286,907
China State Construction International Holdings Ltd.	221,750	311,515
Continental Holdings Corp.	594,000	284,597
CTCI Corp.	38,000	58,904
Daelim Industrial Co. Ltd.	2,705	201,363
Daewoo Engineering & Construction Co. Ltd.*	21,186	138,990
Dilip Buildcon Ltd.(c)	172	2,265
Dongkuk Structures & Construction Co. Ltd.	1,118	5,678
e Tec E&C Ltd.	86	11,537
Ekovest Bhd.(b)	17,200	4,713
Engineers India Ltd.	7,880	22,574
Gamuda Bhd.	89,100	110,494
GE Power India Ltd.	602	6,320
GMR Infrastructure Ltd.*	102,144	30,278
GS Engineering & Construction Corp.*	6,237	144,742
Hindustan Construction Co. Ltd.*	9,460	5,820
Hyundai Development Co-Engineering & Construction	4,158	148,825
Hyundai Engineering & Construction Co. Ltd.	5,841	197,333
IJM Corp. Bhd.	148,500	111,897

Investments	Shares	Value
Construction & Engineering – (continued)
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV*	29,800	$54,350
IRB Infrastructure Developers Ltd.	3,792	14,200
Iskandar Waterfront City Bhd.* (b)	17,200	5,688
Italian-Thai Development PCL, NVDR	118,243	14,451
KEC International Ltd.	516	2,333
KEPCO Engineering & Construction Co., Inc.	602	9,618
Larsen & Toubro Ltd.	14,372	271,205
Larsen & Toubro Ltd., GDR(c)	296	5,520
Metallurgical Corp. of China Ltd., Class H	4,059,000	1,342,283
NCC Ltd.	51,522	86,584
Orascom Construction Ltd.*	74,250	559,845
Polimex-Mostostal SA*	3,526	4,428
Run Long Construction Co. Ltd.	198,000	242,580
Sadbhav Engineering Ltd.	7,246	35,379
Samsung Engineering Co. Ltd.*	7,533	82,030
Sinopec Engineering Group Co. Ltd., Class H	148,500	127,338
Sino-Thai Engineering & Construction PCL, NVDR	41,571	31,034
Sunway Construction Group Bhd.	25,800	14,017
Taeyoung Engineering & Construction Co. Ltd.*	5,766	44,158
Tekfen Holding A/S	327,294	1,104,328
Voltas Ltd.	2,950	25,851
Waskita Karya Persero Tbk. PT	219,600	34,326
WCT Holdings Bhd.*	34,400	13,489
Wijaya Karya Persero Tbk. PT	111,166	16,147
Wilson Bayly Holmes-Ovcon Ltd.	86,130	922,740
		8,824,857

See Accompanying Notes to the Financial Statements.

188	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Construction Materials – 1.6%
ACC Ltd.	1,926	$53,806
Akcansa Cimento A/S	57,565	172,245
Ambuja Cements Ltd.	40,788	177,267
Anhui Conch Cement Co. Ltd., Class H	108,500	463,800
Asia Cement Corp.	104,020	92,778
BBMG Corp., Class H	3,427,000	1,708,712
Cahya Mata Sarawak Bhd.	32,900	28,754
Cementos Argos SA	11,158	40,701
Cementos Argos SA (Preference)	24,651	78,984
Cementos Pacasmayo SAA*	26,544	69,472
CEMEX Holdings Philippines, Inc.* (c)	111,800	9,897
CEMEX Latam Holdings SA*	7,998	28,333
Cemex SAB de CV*	699,048	569,317
Century Textiles & Industries Ltd.	2,602	54,618
China National Building Material Co. Ltd., Class H(a)	396,000	333,984
China Resources Cement Holdings Ltd.	198,000	133,746
China Shanshui Cement Group Ltd.* (b)	541,000	34,672
Cimsa Cimento Sanayi ve Ticaret A/S	75,042	283,244
CSG Holding Co. Ltd., Class B	1,278,916	790,122
Dalmia Bharat Ltd.	570	26,332
Eugene Corp.	65,439	317,163
Goldsun Building Materials Co. Ltd.*	73,000	21,833
Grasim Industries Ltd.	15,025	284,651
Grupo Argos SA	13,068	85,202
Grupo Argos SA (Preference)	5,305	32,078
Hanil Cement Co. Ltd.	7,227	864,389
Holcim Philippines, Inc.	43,000	9,995
India Cements Ltd. (The)	2,408	7,220

Investments	Shares	Value
Construction Materials – (continued)
Indocement Tunggal Prakarsa Tbk. PT	59,400	$98,325
JK Lakshmi Cement Ltd.	657	4,394
Lafarge Malaysia Bhd.*	23,500	38,635
Lucky Cement Ltd.	19,800	91,510
Orient Cement Ltd.	2,752	7,153
POSCO Chemtech Co. Ltd.	29,601	742,436
PPC Ltd.*	54,720	28,518
Prism Cement Ltd.*	10,157	18,614
Qatar National Cement Co. QSC	2,024	34,962
Qatari Investors Group QSC	1,720	13,866
Ramco Cements Ltd. (The)	4,924	54,800
SAMPYO Cement Co. Ltd.*	37,719	104,705
Semen Baturaja Persero Tbk. PT	86,000	17,691
Semen Indonesia Persero Tbk. PT	86,000	69,117
Shree Cement Ltd.	496	144,964
Siam Cement PCL (The), NVDR	12,450	183,639
Ssangyong Cement Industrial Co. Ltd.	2,781	40,213
Taiwan Cement Corp.	198,000	219,931
TCC International Holdings Ltd.(b)	34,000	15,776
Tipco Asphalt PCL, NVDR	94,600	63,788
Titan Cement Co. SA	1,860	44,896
TPI Polene PCL, NVDR	377,200	25,434
UltraTech Cement Ltd.	4,554	309,433
Union Andina de Cementos SAA	32,705	29,808
Universal Cement Corp.	75,140	58,175
Waskita Beton Precast Tbk. PT	490,200	14,891
West China Cement Ltd.*	46,008	7,312
		9,256,301
Consumer Finance – 0.4%
AEON Credit Service M Bhd.	118,800	390,060
AEON Thana Sinsap Thailand PCL, NVDR	108,900	350,762

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	189

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Consumer Finance – (continued)
Bajaj Finance Ltd.	8,019	$222,923
Capital First Ltd.	1,376	16,031
Cholamandalam Investment and Finance Co. Ltd.	1,997	35,493
Chong Sing Holdings FinTech Group Ltd.*	792,000	97,454
Credito Real SAB de CV SOFOM ER	356,400	572,692
Gentera SAB de CV	34,400	34,921
Group Lease PCL, NVDR	30,500	7,024
KRUK SA	858	65,785
Krungthai Card PCL, NVDR	3,800	15,729
Mahindra & Mahindra Financial Services Ltd.	12,814	85,395
Manappuram Finance Ltd.	18,492	28,778
Muangthai Leasing PCL, NVDR	17,200	20,322
Muthoot Finance Ltd.	3,784	28,819
Repco Home Finance Ltd.	1,425	13,619
Samsung Card Co. Ltd.	3,960	129,543
Shriram City Union Finance Ltd.	1,537	54,727
Shriram Transport Finance Co. Ltd.	5,901	106,411
Srisawad Corp. PCL, NVDR	23,515	49,196
Sundaram Finance Ltd.	1,310	35,497
Taiwan Acceptance Corp.	11,000	39,391
Transaction Capital Ltd.	17,028	18,050
Unifin Financiera SAB de CV SOFOM ENR	14,800	50,503
		2,469,125
Containers & Packaging – 0.5%
Beijing Enterprises Clean Energy Group Ltd.*	2,697,142	76,056
Cheng Loong Corp.	1,584,000	926,991
Dongwon Systems Corp.	344	14,861
Essel Propack Ltd.	860	3,787
Great China Metal Industry	270,000	228,286
Greatview Aseptic Packaging Co. Ltd.	73,000	45,661
Klabin SA	34,200	197,588

Investments	Shares	Value
Containers & Packaging – (continued)
Klabin SA (Preference)	61,000	$63,772
Lock&Lock Co. Ltd.	2,071	40,021
Nampak Ltd.*	971,091	1,277,277
Vitro SAB de CV, Series A	8,600	32,152
Yonwoo Co. Ltd.*	344	9,795
		2,916,247
Distributors – 0.2%
Dah Chong Hong Holdings Ltd.	1,188,000	557,318
Dogus Otomotiv Servis ve Ticaret A/S*	59,103	130,456
Imperial Holdings Ltd.	22,869	327,690
Inter Cars SA	402	31,817
Test Rite International Co. Ltd.	221,000	167,804
		1,215,085
Diversified Consumer Services – 0.3%
Advtech Ltd.	752,004	942,847
China Maple Leaf Educational Systems Ltd.	16,000	17,350
Curro Holdings Ltd.*	17,229	48,978
Daekyo Co. Ltd.	4,590	33,636
Estacio Participacoes SA	29,700	266,282
Fu Shou Yuan International Group Ltd.	11,000	7,726
Kroton Educacional SA	69,300	381,098
Lung Yen Life Service Corp.	4,000	9,722
Virscend Education Co. Ltd.(c)	39,000	24,944
		1,732,583
Diversified Financial Services – 1.2%
Al Waha Capital PJSC	1,272,546	599,432
Alexander Forbes Group Holdings Ltd.	1,315,845	678,335
Ayala Corp.	11,880	237,255
Bajaj Holdings & Investment Ltd.	2,574	117,986
Chailease Holding Co. Ltd.	99,000	255,382
Corp. Financiera Colombiana SA	4,714	44,305
Far East Horizon Ltd.	297,000	295,028

See Accompanying Notes to the Financial Statements.

190	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Financial Services – (continued)
FirstRand Ltd.(a)	192,654	$698,207
Fubon Financial Holding Co. Ltd.	739,000	1,177,372
Grupo de Inversiones Suramericana SA	13,266	168,364
Grupo de Inversiones Suramericana SA (Preference)	1,425	17,589
GT Capital Holdings, Inc.	2,580	58,971
Haci Omer Sabanci Holding A/S	119,196	330,913
Hankook Tire Worldwide Co. Ltd.	2,460	44,134
IFCI Ltd.*	843,975	315,980
Inversiones La Construccion SA	7,128	121,092
L&T Finance Holdings Ltd.	10,808	33,565
Meritz Financial Group, Inc.	4,139	60,218
Metro Pacific Investments Corp.	663,300	87,369
NICE Holdings Co. Ltd.	21,186	300,672
Power Finance Corp. Ltd.	58,014	124,723
PSG Group Ltd.	5,862	108,810
Qatar Industrial Manufacturing Co. QSC	18,315	204,039
Reliance Capital Ltd.	6,496	57,883
Remgro Ltd.(a)	22,572	341,583
RMB Holdings Ltd.	49,698	219,650
Rural Electrification Corp. Ltd.	86,625	231,638
Srei Infrastructure Finance Ltd.	4,988	8,833
		6,939,328
Diversified Telecommunication Services – 1.2%
APT Satellite Holdings Ltd.	594,000	281,704
Bharti Infratel Ltd.	44,055	300,734
China Communications Services Corp. Ltd., Class H	226,000	137,017
China Telecom Corp. Ltd., Class H	1,386,000	694,617

Investments	Shares	Value
Diversified Telecommunication Services – (continued)
China Unicom Hong Kong Ltd.*	276,000	$391,971
Chunghwa Telecom Co. Ltd.	198,000	676,205
CITIC Telecom International Holdings Ltd.	2,178,000	622,541
Emirates Telecommunications Group Co. PJSC	74,185	360,558
Hellenic Telecommunications Organization SA	14,553	172,926
Jasmine International PCL, NVDR	76,400	17,479
LG Uplus Corp.	17,523	200,982
Link Net Tbk. PT	86,800	31,936
Magyar Telekom Telecommunications plc	32,040	55,604
O2 Czech Republic A/S	3,092	37,662
Oi SA*	396,000	566,518
Oi SA (Preference)*	306,900	358,371
Ooredoo QPSC	4,455	105,111
Orange Polska SA*	72,666	112,029
Rostelecom PJSC	43,258	50,638
Rostelecom PJSC (Preference)	143,550	130,619
Tata Communications Ltd.	5,003	52,868
Telecom Egypt Co.	84,635	62,480
Telefonica Brasil SA (Preference)	19,800	305,654
Telekom Malaysia Bhd.	43,000	64,498
Telekomunikasi Indonesia Persero Tbk. PT	2,425,500	720,720
Telesites SAB de CV* (a)	60,200	44,559
Telkom SA SOC Ltd.	20,691	77,489
Thaicom PCL, NVDR	661,900	274,962
TIME dotCom Bhd.	18,200	39,465
True Corp. PCL, NVDR*	209,000	38,692
Turk Telekomunikasyon A/S*	30,041	51,037
		7,037,646

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	191

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electric Utilities – 1.3%
Adani Transmission Ltd.*	57,123	$183,439
Alupar Investimento SA	8,600	47,451
Celsia SA ESP	29,264	43,180
Centrais Eletricas Brasileiras SA*	39,600	266,917
Centrais Eletricas Brasileiras SA (Preference), Class B*	14,000	108,445
CESC Ltd.	6,930	108,993
CEZ A/S	10,296	225,765
Cia Energetica de Minas Gerais*	10,177	22,710
Cia Energetica de Minas Gerais (Preference)	82,771	195,583
Cia Paranaense de Energia	200	1,313
Cia Paranaense de Energia (Preference)	9,900	75,627
CPFL Energia SA	30,143	253,392
EDP – Energias do Brasil SA*	29,700	130,735
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference)	8,600	38,750
Enea SA	23,562	90,198
Enel Americas SA	1,667,556	359,078
Enel Chile SA	1,401,147	163,482
Energa SA	8,905	30,957
Energisa SA	8,600	64,986
Engie Energia Chile SA	15,830	33,704
Equatorial Energia SA	9,900	184,603
Federal Grid Co. Unified Energy System PJSC	28,377,360	76,846
First Philippine Holdings Corp.	288,090	356,311
Inter RAO UES PJSC	3,704,679	227,250
Interconexion Electrica SA ESP	14,104	61,737
Korea District Heating Corp.	4,158	266,474
Korea Electric Power Corp.	28,116	983,753
Light SA*	89,100	497,883
Luz del Sur SAA	7,120	26,417
Manila Electric Co.	15,840	89,532
Moscow United Electric Grid Co. PJSC	15,104,059	216,158

Investments	Shares	Value
Electric Utilities – (continued)
Mosenergo PJSC	2,090,880	$109,963
PGE Polska Grupa Energetyczna SA*	68,409	245,335
Power Grid Corp. of India Ltd.	72,270	236,377
Public Power Corp. SA*	7,874	17,061
Reliance Infrastructure Ltd.	20,988	162,907
ROSSETI PJSC	2,682,436	43,543
RusHydro PJSC	9,498,654	133,007
Tata Power Co. Ltd. (The)	99,594	130,545
Tauron Polska Energia SA*	69,255	66,993
Tenaga Nasional Bhd.	138,600	491,083
TGC-1 PJSC	1,049,770,359	252,701
Torrent Power Ltd.	5,978	25,039
Transmissora Alianca de Energia Eletrica SA	11,200	70,185
		7,416,408
Electrical Equipment – 0.7%
ABB India Ltd.	2,058	44,033
AcBel Polytech, Inc.	3,000	2,283
Amara Raja Batteries Ltd.	2,733	29,519
Bharat Heavy Electricals Ltd.	37,473	56,697
Bizlink Holding, Inc.	3,000	30,040
CG Power and Industrial Solutions Ltd.*	12,473	15,964
China High Speed Transmission Equipment Group Co. Ltd.(a)	109,000	118,755
Chung-Hsin Electric & Machinery Manufacturing Corp.	594,000	414,586
Doosan Heavy Industries & Construction Co. Ltd.	2,660	41,550
ElSewedy Electric Co.	8,798	56,818
Gunkul Engineering PCL, NVDR	120,400	14,642
Havells India Ltd.	18,315	137,070
Jiangnan Group Ltd.(a)	3,068,000	255,608
Korea Electric Terminal Co. Ltd.	9,999	624,742
Kung Long Batteries Industrial Co. Ltd.	5,000	24,205

See Accompanying Notes to the Financial Statements.

192	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electrical Equipment – (continued)
LS Corp.	2,376	$167,540
LS Industrial Systems Co. Ltd.	608	32,507
Shanghai Electric Group Co. Ltd., Class H*	54,000	24,502
Shihlin Electric & Engineering Corp.	26,000	35,820
Suzlon Energy Ltd.*	205,485	53,773
Taihan Electric Wire Co. Ltd.*	30,788	34,900
Teco Electric and Machinery Co. Ltd.	99,000	92,404
V-Guard Industries Ltd.	1,032	3,422
Voltronic Power Technology Corp.	1,323	24,916
Walsin Lihwa Corp.	297,000	151,654
Welling Holding Ltd.	1,202,000	244,967
Xinjiang Goldwind Science & Technology Co. Ltd., Class H(a)	910,800	1,153,414
Zhuzhou CRRC Times Electric Co. Ltd., Class H	23,400	136,918
		4,023,249
Electronic Equipment, Instruments & Components – 3.5%
AAC Technologies Holdings, Inc.	37,500	686,380
Asia Optical Co., Inc.	8,000	32,627
AU Optronics Corp.	990,000	405,395
Aurora Corp.*	4,900	14,752
Chang Wah Electromaterials, Inc.	1,000	4,675
Chaun-Choung Technology Corp.	3,000	9,997
Cheng Uei Precision Industry Co. Ltd.	25,000	40,659
China Railway Signal & Communication Corp. Ltd., Class H(c)	46,008	36,208
Chin-Poon Industrial Co. Ltd.	12,000	25,027
Chroma ATE, Inc.	15,000	73,111
Chunghwa Precision Test Tech Co. Ltd.	1,000	36,307

Investments	Shares	Value
Electronic Equipment, Instruments & Components – (continued)
Compeq Manufacturing Co. Ltd.	76,000	$89,332
Concraft Holding Co. Ltd.	1,050	12,638
CyberPower Systems, Inc.	99,000	377,493
Daeduck Electronics Co.	48,906	447,437
DataTec Ltd.	284,076	1,205,509
Delta Electronics Thailand PCL, NVDR	41,400	107,176
Delta Electronics, Inc.	99,000	475,969
E Ink Holdings, Inc.	48,000	67,004
Egis Technology, Inc.*	2,000	14,987
Elite Material Co. Ltd.	26,000	103,450
FLEXium Interconnect, Inc.	23,138	88,610
Flytech Technology Co. Ltd.	3,235	9,107
General Interface Solution Holding Ltd.	10,000	91,679
Genius Electronic Optical Co. Ltd.*	3,000	33,770
Giantplus Technology Co. Ltd.	297,000	230,435
Hana Microelectronics PCL, NVDR	22,400	32,872
Hannstar Board Corp.	396,000	239,626
HannStar Display Corp.	184,000	71,380
Hollysys Automation Technologies Ltd.	2,100	47,145
Hon Hai Precision Industry Co. Ltd.	1,628,900	6,049,066
Iljin Materials Co. Ltd.	1,623	46,719
Inari Amertron Bhd.	86,250	57,249
Innolux Corp.	926,489	405,499
Interflex Co. Ltd.*	172	9,825
ITEQ Corp.	307,000	642,308
Jhen Vei Electronic Co. Ltd.*	2,000	3,057
KCE Electronics PCL, NVDR	13,800	41,541
Kingboard Chemical Holdings Ltd.	61,000	361,615
Kingboard Laminates Holdings Ltd.	50,000	83,955
Kingpak Technology, Inc.	42,000	376,001
L&F Co. Ltd.	172	4,966
Largan Precision Co. Ltd.	5,000	947,463

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	193

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electronic Equipment, Instruments & Components – (continued)
LG Display Co. Ltd.	22,869	$598,082
LG Innotek Co. Ltd.	760	116,678
Lotes Co. Ltd.	13,000	80,174
Merry Electronics Co. Ltd.	6,000	45,757
Pan-International Industrial Corp.	9,000	7,639
Partron Co. Ltd.	6,794	53,001
Redington India Ltd.	395,505	962,945
Samsung Electro-Mechanics Co. Ltd.	3,069	284,890
Samsung SDI Co. Ltd.	2,673	491,487
SFA Engineering Corp.	1,425	51,831
Simplo Technology Co. Ltd.*	16,200	93,195
Sinbon Electronics Co. Ltd.	3,253	9,308
Sunny Optical Technology Group Co. Ltd.	35,000	512,318
Supreme Electronics Co. Ltd.	495,000	532,593
Synnex Technology International Corp.	119,000	150,725
Taiwan PCB Techvest Co. Ltd.	403,662	441,011
Test Research, Inc.	213,000	296,623
Tong Hsing Electronic Industries Ltd.	6,000	25,664
Tongda Group Holdings Ltd.(a)	180,000	50,988
TPK Holding Co. Ltd.*	6,000	19,795
Tripod Technology Corp.	41,000	150,898
VS Industry Bhd.	17,200	12,514
Wah Lee Industrial Corp.	239,000	419,208
Walsin Technology Corp.*	9,378	24,192
Wintek Corp.* (b)	64,000	—
WPG Holdings Ltd.	118,000	161,588
WT Microelectronics Co. Ltd.	27,000	42,703
Yageo Corp.*	4,000	31,764
Zhen Ding Technology Holding Ltd.	34,150	85,603
		19,893,195

Investments	Shares	Value
Energy Equipment & Services – 0.2%
China Oilfield Services Ltd., Class H	80,000	$70,855
Dialog Group Bhd.	217,800	116,270
Gulf International Services QSC	55,935	269,016
Sapura Energy Bhd.	167,400	63,267
Serba Dinamik Holdings Bhd.	25,800	16,028
TMK PJSC	409,761	558,328
Yinson Holdings Bhd.	34,400	32,178
		1,125,942
Equity Real Estate Investment Trusts (REITs) – 1.0%
Arrowhead Properties Ltd.	1,598,553	898,683
Axis REIT	366	133
Concentradora Fibra Danhos SA de CV	9,500	16,129
Emira Property Fund Ltd.	817,641	758,014
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S*	139,986	97,342
Fibra Uno Administracion SA de CV	148,500	234,197
Fortress Income Fund Ltd.	60,588	172,022
Fortress Income Fund Ltd., Class A	44,663	53,471
Growthpoint Properties Ltd.	161,172	279,348
Hyprop Investments Ltd.	15,062	113,274
IGB REIT	68,800	26,815
Investec Property Fund Ltd.	22,511	25,120
KLCCP Stapled Group	18,100	34,203
Korea Asset In Trust Co. Ltd.	1,806	13,605
Macquarie Mexico Real Estate Management SA de CV* (a)	1,207,800	1,452,119
Pavilion REIT	46,200	18,661
PLA Administradora Industrial S de RL de CV* (a)	25,800	39,799
Prologis Property Mexico SA de CV	1,000	1,961
Rebosis Property Fund Ltd.	1,004,553	760,097
Redefine Properties Ltd.(a)	328,086	246,159
Resilient REIT Ltd.(a)	17,147	170,776

See Accompanying Notes to the Financial Statements.

194	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
SA Corporate Real Estate Ltd.	105,784	$35,832
Sunway REIT	39,400	16,007
Vukile Property Fund Ltd.	30,583	42,605
YTL Hospitality REIT	43,000	12,290
Yuexiu REIT	32,000	20,180
		5,538,842
Food & Staples Retailing – 1.0%
7-Eleven Malaysia Holdings Bhd.	43,000	15,845
Al Meera Consumer Goods Co. QSC	744	29,018
Almacenes Exito SA	10,443	56,076
BGF retail Co. Ltd.(b)	1,366	96,444
Bid Corp. Ltd.	14,085	309,763
BIM Birlesik Magazalar A/S	9,952	202,760
Cencosud SA	82,962	248,564
Cia Brasileira de Distribuicao (Preference)*	9,900	230,602
Clicks Group Ltd.	11,088	124,223
Cosco Capital, Inc.	3,960,000	653,544
CP ALL PCL, NVDR	241,120	508,079
Dino Polska SA* (c)	1,806	34,007
Dis-Chem Pharmacies Ltd.(c)	10,492	24,558
Dongsuh Cos., Inc.	2,427	59,573
E-MART, Inc.	891	178,144
Eurocash SA	4,433	44,843
GS Retail Co. Ltd.	1,264	37,683
Hyundai Greenfood Co. Ltd.	845	12,068
InRetail Peru Corp.(c)	1,980	39,303
Magnit PJSC	2,871	378,548
Massmart Holdings Ltd.(a)	1,315	9,955
Migros Ticaret A/S*	3,526	24,240
Organizacion Soriana SAB de CV, Class B*	17,200	36,306
Philippine Seven Corp.	7,740	26,417
Pick n Pay Stores Ltd.	5,246	21,999

Investments	Shares	Value
Food & Staples Retailing – (continued)
President Chain Store Corp.	25,000	$224,639
Puregold Price Club, Inc.	47,000	46,431
Raia Drogasil SA*	10,400	248,639
Robinsons Retail Holdings, Inc.	25,190	47,330
Shoprite Holdings Ltd.	19,701	281,920
SPAR Group Ltd. (The)(a)	5,876	69,126
Sun Art Retail Group Ltd.(a)	99,000	99,992
Taiwan TEA Corp.	916,000	487,468
Wal-Mart de Mexico SAB de CV	227,700	509,908
		5,418,015
Food Products – 1.6%
Alicorp SAA	23,291	72,791
Avanti Feeds Ltd.	172	7,492
AVI Ltd.	14,553	101,522
Balrampur Chini Mills Ltd.	6,192	16,390
Binggrae Co. Ltd.	321	17,392
Boustead Plantations Bhd.	43,000	16,353
BRF SA*	30,300	409,854
Britannia Industries Ltd.	1,178	84,379
Century Pacific Food, Inc.	17,700	5,211
Charoen Pokphand Enterprise	12,000	25,345
Charoen Pokphand Foods PCL, NVDR	170,600	133,522
Charoen Pokphand Indonesia Tbk. PT	320,400	77,959
China Agri-Industries Holdings Ltd.	145,705	71,155
China Foods Ltd.	10,789	6,818
China Huishan Dairy Holdings Co. Ltd.* (a) (b)	158,000	8,506
China Huiyuan Juice Group Ltd.*	24,000	7,629
China Mengniu Dairy Co. Ltd.*	120,000	332,231
China Shengmu Organic Milk Ltd.* (c)	183,000	31,431
CJ CheilJedang Corp.	396	129,367
CJ CheilJedang Corp. (Preference)	457	66,285
COFCO Meat Holdings Ltd.* (c)	1,485,000	298,835

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	195

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
CROWNHAITAI Holdings Co. Ltd.	258	$4,111
Dali Foods Group Co. Ltd.(c)	148,500	114,966
Dongwon F&B Co. Ltd.	79	14,350
Dongwon Industries Co. Ltd.	159	40,518
Dutch Lady Milk Industries Bhd.	3,000	42,546
Edita Food Industries SAE	27,033	23,697
Farmsco	688	7,400
Felda Global Ventures Holdings Bhd.	106,100	47,868
Genting Plantations Bhd.	21,300	53,734
GFPT PCL, NVDR	8,600	4,789
GlaxoSmithKline Consumer Healthcare Ltd.	442	34,601
Great Wall Enterprise Co. Ltd.	27,800	31,617
Gruma SAB de CV, Class B	11,385	149,455
Grupo Bimbo SAB de CV, Series A	168,300	389,909
Grupo Lala SAB de CV(a)	35,400	54,792
Grupo Nutresa SA	13,266	117,794
Haitai Confectionery & Foods Co. Ltd.	946	14,017
Health and Happiness H&H International Holdings Ltd.*	2,500	13,058
Indofood CBP Sukses Makmur Tbk. PT	111,600	72,411
Indofood Sukses Makmur Tbk. PT	207,900	125,698
Industrias Bachoco SAB de CV, Series B	7,300	35,927
Inti Agri Resources Tbk. PT*	816,600	12,403
IOI Corp. Bhd.	108,900	114,726
Japfa Comfeed Indonesia Tbk. PT	391,600	39,701
JBS SA	108,900	250,999
Kaveri Seed Co. Ltd.	516	4,578
Kernel Holding SA	5,049	67,850
Khon Kaen Sugar Industry PCL, NVDR	273,504	37,049

Investments	Shares	Value
Food Products – (continued)
KRBL Ltd.	2,726	$27,152
Kuala Lumpur Kepong Bhd.	12,900	74,959
Lien Hwa Industrial Corp.	51,660	54,813
Lotte Confectionery Co. Ltd.*	102	16,905
Lotte Corp.	1,720	114,348
M Dias Branco SA*	3,000	44,156
Maeil Holdings Co. Ltd.	258	4,433
Manpasand Beverages Ltd.	516	3,493
Marfrig Global Foods SA*	14,400	28,304
Mayora Indah Tbk. PT	47,500	7,180
Minerva SA	128,700	452,428
MSM Malaysia Holdings Bhd.	17,200	16,333
Namchow Holdings Co. Ltd.	17,000	34,327
Namyang Dairy Products Co. Ltd.	35	20,494
Nestle India Ltd.	1,089	121,709
Nestle Malaysia Bhd.	1,300	27,176
Nippon Indosari Corpindo Tbk. PT	146,200	13,690
Nong Shim Holdings Co. Ltd.	134	13,695
NongShim Co. Ltd.	298	92,431
Oceana Group Ltd.	3,395	21,655
Orion Holdings Corp.	588	13,515
Ottogi Corp.	94	63,682
Perusahaan Perkebunan London Sumatra Indonesia Tbk. PT	122,600	13,650
Pioneer Foods Group Ltd.	1,538	12,942
PPB Group Bhd.	29,700	117,720
Pulmuone Co. Ltd.	1,881	198,954
QL Resources Bhd.	49,530	45,511
RCL Foods Ltd.	12,814	13,601
Salim Ivomas Pratama Tbk. PT	3,395,700	130,195
Samyang Corp.	334	28,918
Samyang Foods Co. Ltd.	86	4,659
Samyang Holdings Corp.	271	21,867
San Miguel Pure Foods Co., Inc.	35,640	212,632
Sao Martinho SA	11,600	65,281

See Accompanying Notes to the Financial Statements.

196	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
Sarawak Oil Palms Bhd.	366,300	$396,281
Sawit Sumbermas Sarana Tbk. PT	135,700	14,958
SPC Samlip Co. Ltd.	191	23,441
Standard Foods Corp.	17,652	43,721
Taokaenoi Food & Marketing PCL, Class R, NVDR	48,800	37,827
Thai Union Group PCL, NVDR	168,300	92,712
Thai Vegetable Oil PCL, NVDR	15,570	13,006
Tiger Brands Ltd.	9,702	264,826
Tingyi Cayman Islands Holding Corp.	52,000	81,981
Tongaat Hulett Ltd.	153,153	1,250,242
Ttet Union Corp.	1,000	2,984
Ulker Biskuvi Sanayi A/S	9,138	48,716
Uni-President China Holdings Ltd.	99,000	82,735
Uni-President Enterprises Corp.	227,000	474,179
Universal Robina Corp.	23,750	65,787
Want Want China Holdings Ltd.(a)	238,000	194,627
Wei Chuan Foods Corp.*	334,000	223,704
Yashili International Holdings Ltd.*	34,000	7,626
Zhou Hei Ya International Holdings Co. Ltd.(c)	43,000	41,392
		9,334,584
Gas Utilities – 0.4%
Aygaz A/S	7,701	32,678
China Gas Holdings Ltd.	99,640	302,682
China Resources Gas Group Ltd.	36,000	131,739
Empresa de Energia de Bogota SA ESP	65,205	42,748
ENN Energy Holdings Ltd.	32,000	234,613
GAIL India Ltd.	15,840	113,766
Gujarat Gas Ltd.	774	10,904
Gujarat State Petronet Ltd.	22,990	72,585

Investments	Shares	Value
Gas Utilities – (continued)
Infraestructura Energetica Nova SAB de CV	39,600	$202,634
Korea Gas Corp.*	3,168	115,511
Perusahaan Gas Negara Persero Tbk. PT	3,445,200	467,404
Petronas Gas Bhd.	9,500	40,482
Samchully Co. Ltd.	2,871	262,666
Towngas China Co. Ltd.*	141,339	115,944
		2,146,356
Health Care Equipment & Supplies – 0.1%
Dentium Co. Ltd.*	344	16,304
DIO Corp.*	64	1,937
Ginko International Co. Ltd.	3,000	21,038
Hartalega Holdings Bhd.	26,600	47,878
Kossan Rubber Industries	17,200	29,334
Lifetech Scientific Corp.*	82,000	20,285
Microport Scientific Corp.	11,035	10,891
Osstem Implant Co. Ltd.*	612	39,276
Pihsiang Machinery Manufacturing Co. Ltd.* (b)	5,000	2,868
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	76,000	54,552
St Shine Optical Co. Ltd.	2,000	48,873
TaiDoc Technology Corp.	4,200	12,143
Top Glove Corp. Bhd.	32,000	48,376
Value Added Technology Co. Ltd.	510	13,270
Vieworks Co. Ltd.	760	25,845
Yestar Healthcare Holdings Co. Ltd.	60,000	24,610
		417,480
Health Care Providers & Services – 0.4%
Alliar Medicos A Frente SA*	8,600	42,982
Apollo Hospitals Enterprise Ltd.	3,156	50,604
Bangkok Chain Hospital PCL, NVDR	110,900	55,083
Bangkok Dusit Medical Services PCL, NVDR	207,900	132,675

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	197

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Providers & Services – (continued)
Banmedica SA	16,561	$53,914
Bumrungrad Hospital PCL, NVDR	12,000	79,470
Chabiotech Co. Ltd.*	2,534	29,629
China Resources Phoenix Healthcare Holdings Co. Ltd.	50,000	65,626
Chularat Hospital PCL, NVDR	183,100	14,331
Dr Lal PathLabs Ltd.(c)	430	5,129
Fleury SA	7,200	63,563
Fortis Healthcare Ltd.*	9,651	21,441
IHH Healthcare Bhd.	138,600	184,647
Instituto Hermes Pardini SA	69,300	653,524
KPJ Healthcare Bhd.	31,224	7,523
Life Healthcare Group Holdings Ltd.(a)	46,888	86,871
Medicare Group	2,628	49,438
Medipost Co. Ltd.*	78	6,795
Mitra Keluarga Karyasehat Tbk. PT(c)	149,600	20,517
Narayana Hrudayalaya Ltd.* (c)	946	4,484
Netcare Ltd.	40,090	70,562
Neuca SA	86	5,790
Odontoprev SA	19,800	95,267
Qualicorp SA	6,900	73,823
Selcuk Ecza Deposu Ticaret ve Sanayi A/S	171,765	166,492
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	22,300	57,595
Sinopharm Group Co. Ltd., Class H	51,200	229,034
Universal Medical Financial & Technical Advisory Services Co. Ltd.(c)	62,000	65,482
Vibhavadi Medical Center PCL, NVDR	382,700	32,026
		2,424,317

Investments	Shares	Value
Health Care Technology – 0.0%(d)
Alibaba Health Information Technology Ltd.* (a)	130,000	$69,651
Hotels, Restaurants & Leisure – 0.5%
Alsea SAB de CV	29,800	90,536
AmRest Holdings SE*	411	39,882
Berjaya Sports Toto Bhd.	51,600	29,374
Bloomberry Resorts Corp.*	125,800	23,003
Central Plaza Hotel PCL	1,600	2,203
Central Plaza Hotel PCL, NVDR	12,500	17,215
China Travel International Investment Hong Kong Ltd.	172,200	63,788
Coffee Day Enterprises Ltd.* (c)	1,720	5,907
Cox & Kings Ltd.	1,548	6,244
CVC Brasil Operadora e Agencia de Viagens SA	9,900	130,735
Delta Corp. Ltd.	1,376	5,639
DXB Entertainments PJSC* (c)	221,980	44,727
EIH Ltd.	3,182	7,566
Famous Brands Ltd.*	4,669	33,760
Formosa International Hotels Corp.	2,311	11,609
Genting Bhd.	89,100	190,470
Genting Malaysia Bhd.	158,400	188,202
Gourmet Master Co. Ltd.	3,410	39,121
Grand Korea Leisure Co. Ltd.	1,040	25,992
Haichang Ocean Park Holdings Ltd.* (c)	134,000	32,118
Hana Tour Service, Inc.	403	35,899
Imperial Pacific International Holdings Ltd.*	2,970,000	47,204
Indian Hotels Co. Ltd. (The)	22,940	40,110
Jollibee Foods Corp.	21,780	105,050
Jubilant Foodworks Ltd.	1,324	33,373
Kangwon Land, Inc.	5,742	175,794
Magnum Bhd.	59,900	24,761
Mahindra Holidays & Resorts India Ltd.	6,354	37,067
Max’s Group, Inc.	55,400	20,711

See Accompanying Notes to the Financial Statements.

198	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Hotels, Restaurants & Leisure – (continued)
Melco Resorts And Entertainment Philippines Corp.*	17,200	$2,266
Minor International PCL, NVDR	118,800	154,669
MK Restaurants Group PCL, NVDR	1,500	3,420
Modetour Network, Inc.	1,133	29,732
OPAP SA	13,167	147,560
Orbis SA	2,013	48,405
Paradise Co. Ltd.	2,112	37,891
Premium Leisure Corp.	289,000	8,117
TA Global Bhd.	68,800	6,175
Thomas Cook India Ltd.	2,244	8,311
Westlife Development Ltd.*	774	2,979
Xiabuxiabu Catering Management China Holdings Co. Ltd.(c)	31,000	45,218
Yum China Holdings, Inc.*	19,800	798,930
		2,801,733
Household Durables – 0.8%
AmTRAN Technology Co. Ltd.	62,000	31,761
Arcelik A/S	18,117	98,875
Coway Co. Ltd.	2,574	223,546
Crompton Greaves Consumer Electricals Ltd.	9,035	30,848
Cyrela Brazil Realty SA Empreendimentos e Participacoes	17,300	67,691
Ez Tec Empreendimentos e Participacoes SA	8,600	56,521
Fabryki Mebli Forte SA	688	12,577
Haier Electronics Group Co. Ltd.*	99,000	260,767
Hanssem Co. Ltd.	570	86,745
Hisense Kelon Electrical Holdings Co. Ltd., Class H	495,000	620,511
Kinpo Electronics	1,683,000	580,354
LG Electronics, Inc.	11,583	940,825
LG Electronics, Inc. (Preference)	690	27,653

Investments	Shares	Value
Household Durables – (continued)
MJ International Co. Ltd.	2,000	$6,015
MRV Engenharia e Participacoes SA	29,700	114,847
Nien Made Enterprise Co. Ltd.	6,000	62,468
Oriental Weavers	363,924	375,546
PIK Group PJSC*	14,043	74,998
Skyworth Digital Holdings Ltd.	215,750	99,277
Symphony Ltd.	1,272	28,680
Tatung Co. Ltd.*	186,000	85,724
TTK Prestige Ltd.	202	20,406
Vestel Elektronik Sanayi ve Ticaret A/S*	7,415	19,297
Whirlpool of India Ltd.	2,289	48,688
Wuxi Little Swan Co. Ltd., Class B	138,600	745,247
		4,719,867
Household Products – 0.2%
Hindustan Unilever Ltd.	34,627	661,546
Jyothy Laboratories Ltd.	1,650	10,022
Kimberly-Clark de Mexico SAB de CV, Class A	9,500	16,393
Unilever Indonesia Tbk. PT	59,400	217,234
Vinda International Holdings Ltd.	7,000	14,140
		919,335
Independent Power and Renewable Electricity Producers – 1.4%
Aboitiz Power Corp.	25,837	21,270
Adani Power Ltd.*	43,621	22,056
AES Gener SA	121,980	42,158
AES Tiete Energia SA	2	2
AES Tiete Energia SA – UNIT	5,573	22,061
AES Tiete Energia SA (Preference)	30	24
Beijing Jingneng Clean Energy Co. Ltd., Class H	2,772,000	774,560
CGN New Energy Holdings Co. Ltd.	1,572,000	235,746
CGN Power Co. Ltd., Class H(c)	891,000	261,528

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	199

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Independent Power and Renewable Electricity Producers – (continued)
China Longyuan Power Group Corp. Ltd., Class H	297,000	$220,034
China Power Clean Energy Development Co. Ltd.	495,000	296,297
China Power International Development Ltd.(a)	190,000	60,396
China Resources Power Holdings Co. Ltd.	198,000	380,681
Cia Energetica de Sao Paulo (Preference), Class B	8,600	34,176
Cikarang Listrindo Tbk. PT(c)	189,200	15,276
Colbun SA	361,053	85,315
Datang International Power Generation Co. Ltd., Class H*	4,168,000	1,405,040
Electricity Generating PCL, NVDR	9,400	65,081
Enel Generacion Chile SA	80,754	70,470
Enel Generacion Peru SAA	15,222	10,546
Energy Development Corp.	368,200	41,153
Eneva SA*	8,600	35,096
Engie Brasil Energia SA	4,600	50,340
First Gen Corp.	86,439	29,435
Global Power Synergy PCL, NVDR	17,200	31,583
Glow Energy PCL, NVDR	10,400	28,176
Huadian Fuxin Energy Corp. Ltd., Class H	3,664,000	953,359
Huadian Power International Corp. Ltd., Class H	2,376,000	986,726
Huaneng Power International, Inc., Class H	396,000	264,954
Huaneng Renewables Corp. Ltd., Class H	456,000	156,641
JSW Energy Ltd.	42,197	55,636
Lopez Holdings Corp.	2,621,000	294,466
NHPC Ltd.	241,263	106,344

Investments	Shares	Value
Independent Power and Renewable Electricity Producers – (continued)
NTPC Ltd.	117,909	$329,946
Ratchaburi Electricity Generating Holding PCL, NVDR	38,600	64,779
Reliance Power Ltd.*	87,559	55,154
SPCG PCL, NVDR	445,500	335,265
Superblock PCL, NVDR*	638,800	24,037
Taiwan Cogeneration Corp.	18,000	14,085
Zorlu Enerji Elektrik Uretim A/S*	30,788	13,218
		7,893,110
Industrial Conglomerates – 1.8%
Aboitiz Equity Ventures, Inc.	115,830	168,052
Alfa SAB de CV, Class A	108,900	114,022
Alliance Global Group, Inc.*	455,400	141,141
AntarChile SA	10,098	174,659
Beijing Enterprises Holdings Ltd.	51,500	305,958
Berli Jucker PCL	500	805
Berli Jucker PCL, NVDR	58,900	94,857
Bidvest Group Ltd. (The)	14,108	171,097
Boustead Holdings Bhd.	78,120	55,728
CITIC Ltd.	693,000	1,014,389
CJ Corp.	792	131,841
CJ Corp. (Preference)	665	48,791
DMCI Holdings, Inc.	160,300	47,632
Dogan Sirketler Grubu Holding A/S*	43,291	10,491
Doosan Corp.	1,314	157,162
Doosan Corp. (Preference)	1,287	93,393
Enka Insaat ve Sanayi A/S	70,035	106,070
Far Eastern New Century Corp.	396,000	339,415
Fosun International Ltd.	247,500	613,532
Grupo Carso SAB de CV, Series A1	8,600	27,953
Grupo Industrial Saltillo SAB de CV	326,700	614,284
Hanwha Corp.	5,940	236,731
Hanwha Corp. (Preference)	1,425	24,039

See Accompanying Notes to the Financial Statements.

200	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Industrial Conglomerates – (continued)
HAP Seng Consolidated Bhd.	30,000	$65,761
Harim Holdings Co. Ltd.	34,353	116,365
Hong Leong Industries Bhd.	8,600	19,522
Hosken Consolidated Investments Ltd.	58,311	510,939
Industries Qatar QSC	5,148	135,036
JG Summit Holdings, Inc.	138,600	206,457
KAP Industrial Holdings Ltd.	63,408	38,113
KOC Holding A/S	103,257	461,271
Kolon Corp.	1,023	70,218
LG Corp.	13,365	1,025,920
LT Group, Inc.	131,600	45,834
Mytilineos Holdings SA*	10,890	114,050
Quinenco SA	51,977	161,035
Reunert Ltd.	3,945	19,400
Samsung C&T Corp.	4,059	536,200
San Miguel Corp.	45,540	90,859
Shanghai Industrial Holdings Ltd.	42,000	128,932
Siemens Ltd.	4,356	85,561
Sigdo Koppers SA	16,555	32,175
Sime Darby Bhd.	108,900	236,655
SK Holdings Co. Ltd.	3,564	920,943
SM Investments Corp.	23,760	439,531
Turkiye Sise ve Cam Fabrikalari A/S	78,984	92,578
		10,245,397
Insurance – 3.0%
Allianz Malaysia Bhd.	79,200	262,846
Anadolu Hayat Emeklilik A/S	10,968	19,500
AvivaSA Emeklilik ve Hayat A/S	3,440	16,980
Bajaj Finserv Ltd.	1,683	130,188
Bangkok Life Assurance PCL, NVDR	22,140	24,659
BB Seguridade Participacoes SA	29,700	251,756
Cathay Financial Holding Co. Ltd.	891,000	1,471,238

Investments	Shares	Value
Insurance – (continued)
China Life Insurance Co. Ltd.	338,760	$320,120
China Life Insurance Co. Ltd., Class H	396,000	1,309,544
China Pacific Insurance Group Co. Ltd., Class H	138,600	683,069
China Reinsurance Group Corp., Class H	396,000	87,811
China Taiping Insurance Holdings Co. Ltd.	99,000	326,117
Discovery Ltd.(a)	19,107	198,012
Dongbu Insurance Co. Ltd.	5,643	355,096
Hanwha General Insurance Co. Ltd.	67,471	491,421
Hanwha Life Insurance Co. Ltd.	21,384	151,168
Hyundai Marine & Fire Insurance Co. Ltd.	6,237	252,464
Korean Reinsurance Co.	17,226	172,206
Liberty Holdings Ltd.	6,016	47,239
Lotte Non-Life Insurance Co. Ltd.	98,406	290,295
LPI Capital Bhd.	12,306	52,962
Max Financial Services Ltd.*	5,068	45,930
Mercuries & Associates Holding Ltd.	59,385	48,044
Mercuries Life Insurance Co. Ltd.*	137,417	72,446
Meritz Fire & Marine Insurance Co. Ltd.	5,148	118,091
Mirae Asset Life Insurance Co. Ltd.	91,278	477,430
MMI Holdings Ltd.	61,692	82,016
New China Life Insurance Co. Ltd., Class H	39,600	247,443
Panin Financial Tbk. PT*	21,690,900	377,442
People’s Insurance Co. Group of China Ltd. (The), Class H	891,000	423,698
PICC Property & Casualty Co. Ltd., Class H	460,000	911,533
Ping An Insurance Group Co. of China Ltd., Class H(a)	518,500	4,552,443

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	201

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
Porto Seguro SA*	9,900	$108,068
Powszechny Zaklad Ubezpieczen SA	23,562	304,201
Qatar Insurance Co. SAQ	9,850	120,421
Qualitas Controladora SAB de CV	287,100	476,193
Rand Merchant Investment Holdings Ltd.	41,481	115,925
Samsung Fire & Marine Insurance Co. Ltd.	1,485	361,856
Samsung Fire & Marine Insurance Co. Ltd. (Preference)	194	31,082
Samsung Life Insurance Co. Ltd.	4,455	536,819
Sanlam Ltd.	94,446	472,188
Santam Ltd.	2,471	43,999
Shin Kong Financial Holding Co. Ltd.	792,000	253,413
Sul America SA	26,143	143,288
Tongyang Life Insurance Co. Ltd.	3,474	27,473
		17,266,133
Internet & Direct Marketing Retail – 0.0%(d)
B2W Cia Digital*	7,847	50,925
CJ O Shopping Co. Ltd.	279	49,258
Cogobuy Group(c)	58,000	34,866
GS Home Shopping, Inc.	257	48,218
Hyundai Home Shopping Network Corp.	293	31,906
Infibeam Incorporation Ltd.*	2,580	5,063
momo.com, Inc.	1,000	7,394
NS Shopping Co. Ltd.	948	12,735
		240,365
Internet Software & Services – 2.4%
Ahnlab, Inc.	190	8,480
Info Edge India Ltd.	2,204	38,681
Kakao Corp.	1,881	241,767
NAVER Corp.	1,386	1,105,979
PChome Online, Inc.	5,763	33,344

Investments	Shares	Value
Internet Software & Services – (continued)
SINA Corp.*	2,500	$269,125
Sohu.com, Inc.*	1,300	74,399
Tencent Holdings Ltd.	268,100	12,020,480
Tian Ge Interactive Holdings Ltd.(c)	48,000	35,069
		13,827,324
IT Services – 0.8%
AGTech Holdings Ltd.*	84,000	14,643
Chinasoft International Ltd.*	118,000	68,817
Cielo SA	49,500	338,640
Datasonic Group Bhd.	51,600	14,992
eClerx Services Ltd.	1,429	28,241
EOH Holdings Ltd.	5,439	40,543
HCL Technologies Ltd.	26,829	354,482
Hexaware Technologies Ltd.	12,151	53,428
Infosys Ltd.	93,753	1,334,330
Mindtree Ltd.	4,608	34,123
Mphasis Ltd.	3,418	36,596
My EG Services Bhd.	80,500	41,643
Nan Hai Corp. Ltd.	1,900,000	57,474
Persistent Systems Ltd.	900	9,057
Posco ICT Co. Ltd.	4,677	29,347
Samsung SDS Co. Ltd.	1,584	292,666
SONDA SA	24,083	46,953
Systex Corp.	16,000	31,406
Tata Consultancy Services Ltd.	23,265	942,507
Tech Mahindra Ltd.	19,534	145,379
TravelSky Technology Ltd., Class H	39,000	100,977
Vakrangee Ltd.	13,513	117,311
Wipro Ltd.	55,242	250,789
		4,384,344
Leisure Products – 0.0%(d)
Giant Manufacturing Co. Ltd.	13,000	66,811
HLB, Inc.*	2,016	44,896
KMC Kuei Meng International, Inc.	3,158	13,822
Merida Industry Co. Ltd.	9,350	43,558
		169,087

See Accompanying Notes to the Financial Statements.

202	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Life Sciences Tools & Services – 0.1%
Divi’s Laboratories Ltd.	2,071	$28,217
Genscript Biotech Corp.	18,000	21,987
Samsung Biologics Co. Ltd.* (c)	792	271,458
ST Pharm Co. Ltd.	344	10,133
Syngene International Ltd.(c)	860	6,709
		338,504
Machinery – 0.9%
AIA Engineering Ltd.	1,599	33,984
Airtac International Group	6,784	109,882
Ashok Leyland Ltd.	84,942	172,058
BEML Ltd.	768	20,318
China Conch Venture Holdings Ltd.	99,000	201,761
China International Marine Containers Group Co. Ltd., Class H	49,500	98,597
China Yuchai International Ltd.	29,700	662,310
CRRC Corp. Ltd., Class H	198,000	195,163
CSSC Offshore and Marine Engineering Group Co. Ltd., Class H	36,000	61,370
Cummins India Ltd.	2,089	29,193
Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	502	8,222
Doosan Bobcat, Inc.	1,462	47,304
Doosan Infracore Co. Ltd.*	21,285	175,926
Eicher Motors Ltd.	693	344,871
Escorts Ltd.	1,997	23,437
Famur SA*	1,118	1,767
Greaves Cotton Ltd.	602	1,194
Grupo Rotoplas SAB de CV*	8,600	13,608
Haitian International Holdings Ltd.	30,000	89,787
Hanjin Heavy Industries & Construction Co. Ltd.*	95,337	325,066
Hiwin Technologies Corp.	15,867	158,883
Hyundai Elevator Co. Ltd.	633	30,962

Investments	Shares	Value
Machinery – (continued)
Hyundai Heavy Industries Co. Ltd.*	1,386	$193,608
Hyundai Mipo Dockyard Co. Ltd.*	1,014	98,201
Hyundai Rotem Co. Ltd.*	1,341	23,460
Jain Irrigation Systems Ltd.	7,396	11,698
King Slide Works Co. Ltd.	3,000	40,137
Kinik Co.	18,000	46,970
Lakshmi Machine Works Ltd.	148	13,379
Lonking Holdings Ltd.	186,000	83,442
Marcopolo SA (Preference)*	31,900	38,713
Otokar Otomotiv Ve Savunma Sanayi A/S	18	523
Rechi Precision Co. Ltd.	21,969	22,581
Samsung Heavy Industries Co. Ltd.*	14,501	152,731
Shanghai Zhenhua Heavy Industries Co. Ltd., Class B	93,000	51,150
Shin Zu Shing Co. Ltd.	4,000	11,088
Sinotruk Hong Kong Ltd.(a)	11,000	14,607
SKF India Ltd.	1,144	29,036
Sunonwealth Electric Machine Industry Co. Ltd.	297,000	661,762
Syncmold Enterprise Corp.	198,000	458,900
Thermax Ltd.	2,214	33,845
Tube Investments of India Ltd.* (b)	3,206	10,800
United Wagon Co. PJSC*	2,236	30,026
WEG SA	39,600	257,596
Weichai Power Co. Ltd., Class H	64,000	79,571
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	34,400	16,667
		5,186,154
Marine – 0.3%
Cia Sud Americana de Vapores SA*	1,704,720	97,213
COSCO SHIPPING Development Co. Ltd., Class H*	86,000	19,290

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	203

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Marine – (continued)
COSCO SHIPPING Energy Transportation Co. Ltd., Class H(b)	1,822,000	$1,067,259
COSCO SHIPPING Holdings Co. Ltd., Class H* (a)	198,000	108,621
Evergreen Marine Corp. Taiwan Ltd.*	198,000	118,500
Grindrod Ltd.*	14,604	16,079
Hyundai Merchant Marine Co. Ltd.*	6,722	44,399
Korea Line Corp.*	2,236	65,363
MISC Bhd.	49,500	81,263
Pan Ocean Co. Ltd.*	6,945	32,606
Qatar Navigation QSC	2,280	33,504
Sinotrans Shipping Ltd.	258,000	73,745
Wisdom Marine Lines Co. Ltd.*	107,839	96,542
		1,854,384
Media – 1.3%
Alibaba Pictures Group Ltd.* (a)	510,000	83,019
Astro Malaysia Holdings Bhd.	148,500	98,567
BEC World PCL, NVDR	37,000	19,380
Cheil Worldwide, Inc.	3,237	60,097
CJ CGV Co. Ltd.	670	41,623
CJ E&M Corp.	863	65,090
CJ Hellovision Co. Ltd.	2,236	14,589
Cyfrowy Polsat SA	16,137	112,463
DB Corp. Ltd.	1,806	10,094
Dish TV India Ltd.*	17,517	21,000
Global Mediacom Tbk. PT	8,226,900	354,856
Grupo Televisa SAB	99,000	434,342
Hathway Cable & Datacom Ltd.*	13,588	6,367
Huayi Tencent Entertainment Co. Ltd.*	400,000	24,353
Hyundai Hy Communications & Network Co. Ltd.	51,975	169,330

Investments	Shares	Value
Media – (continued)
IMAX China Holding, Inc.* (c)	1,900	$5,881
Jagran Prakashan Ltd.	3,698	10,143
Jcontentree Corp.*	1,892	7,008
Loen Entertainment, Inc.	236	22,434
Major Cineplex Group PCL, NVDR	25,300	24,752
Megacable Holdings SAB de CV	15,500	61,448
Multiplus SA	3,500	40,656
Nasmedia Co. Ltd.	172	9,549
Naspers Ltd., Class N	21,510	5,240,127
Phoenix Satellite Television Holdings Ltd.	192,000	28,055
Plan B Media PCL, NVDR	149,900	32,038
PVR Ltd.	2,583	55,318
SBS Media Holdings Co. Ltd.	68,805	186,391
SM Entertainment Co.*	831	24,663
Smiles Fidelidade SA*	3,400	88,863
Star Media Group Bhd.	88,000	35,129
Sun TV Network Ltd.	2,254	29,806
TV18 Broadcast Ltd.*	39,466	26,566
VGI Global Media PCL, NVDR	228,896	42,375
Zee Entertainment Enterprises Ltd.	23,463	196,300
		7,682,672
Metals & Mining – 4.2%
African Rainbow Minerals Ltd.	10,218	89,642
Alrosa PJSC	219,186	282,502
Aluminum Corp. of China Ltd., Class H*	254,000	204,455
Aneka Tambang Persero Tbk. PT*	522,310	24,840
Anglo American Platinum Ltd.*	2,682	74,630
AngloGold Ashanti Ltd.	17,381	160,189
ArcelorMittal South Africa Ltd.*	24,510	11,023
Assore Ltd.	1,776	38,836
Boryszew SA*	1,548	4,254

See Accompanying Notes to the Financial Statements.

204	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Bradespar SA	8,600	$53,077
Bradespar SA (Preference)	15,900	116,649
CAP SA	13,365	145,562
Chiho Environmental Group Ltd.* (a)	54,000	27,063
China Hongqiao Group Ltd.* (a)	118,500	142,167
China Metal Products	396,000	364,363
China Metal Recycling Holdings Ltd.* ‡ (b)	51,000	—
China Molybdenum Co. Ltd., Class H	172,200	111,904
China Steel Corp.	594,000	483,519
China Zhongwang Holdings Ltd.	198,000	116,742
Chung Hung Steel Corp.*	1,386,000	530,788
Cia Minera Milpo SAA	41,416	63,124
Cia Siderurgica Nacional SA*	30,900	79,627
Dongkuk Steel Mill Co. Ltd.	9,306	90,124
Eregli Demir ve Celik Fabrikalari TAS	102,762	240,898
Feng Hsin Steel Co. Ltd.	26,000	44,915
Gerdau SA	12,700	42,083
Gerdau SA (Preference)	25,082	83,956
Gloria Material Technology Corp.	86,000	56,745
Gold Fields Ltd.	50,711	202,396
Grupa Kety SA	331	35,885
Grupo Mexico SAB de CV, Series B	188,100	612,964
Harmony Gold Mining Co. Ltd.	542,668	928,287
Hindalco Industries Ltd.	93,023	384,034
Hyundai Steel Co.	7,722	396,318
Impala Platinum Holdings Ltd.* (a)	16,966	47,054
Industrias Penoles SAB de CV	3,960	92,259
Jastrzebska Spolka Weglowa SA*	5,148	138,502
Jenax, Inc.*	705	17,619

Investments	Shares	Value
Metals & Mining – (continued)
Jiangxi Copper Co. Ltd., Class H	39,000	$62,186
Jindal Steel & Power Ltd.*	44,352	111,682
JSW Steel Ltd.	49,797	198,700
KGHM Polska Miedz SA	5,544	187,321
KISCO Corp.	4,356	147,163
KISWIRE Ltd.	9,900	311,046
Korea Zinc Co. Ltd.	594	271,458
Koza Altin Isletmeleri A/S*	3,880	33,603
Krakatau Steel Persero Tbk. PT*	4,286,700	155,506
Kumba Iron Ore Ltd.	1,244	23,928
Maanshan Iron & Steel Co. Ltd., Class H*	2,574,000	1,207,521
Magnitogorsk Iron & Steel Works PJSC	166,518	126,004
Mechel PJSC*	2,752	7,049
Mechel PJSC (Preference)	62,865	105,106
Metalurgica Gerdau SA (Preference)*	950,400	1,484,569
MMC Norilsk Nickel PJSC	2,558	464,376
MMC Norilsk Nickel PJSC, ADR	10,062	185,141
MMG Ltd.*	132,000	59,725
MOIL Ltd.	10,800	44,086
National Aluminium Co. Ltd.	27,956	41,305
Nickel Asia Corp.	101,064	13,704
NMDC Ltd.	27,419	54,249
Northam Platinum Ltd.* (a)	16,010	59,585
Novolipetsk Steel PJSC	119,790	273,495
Pelat Timah Nusantara Tbk. PT*	25,800	5,707
Philex Mining Corp.	66,900	9,862
Poongsan Corp.	2,772	121,361
Poongsan Holdings Corp.	5,445	263,903
POSCO	8,316	2,416,082
Press Metal Aluminium Holdings Bhd.	84,960	88,903
Raspadskaya OJSC*	2,924	4,485
Royal Bafokeng Platinum Ltd.*	5,676	13,085
Seah Besteel Corp.	1,449	41,064
SeAH Steel Corp.	5,247	429,932

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	205

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Severstal PJSC	21,780	$335,329
Sheng Yu Steel Co. Ltd.	198,000	219,931
Shougang Fushan Resources Group Ltd.	5,544,000	1,193,817
Sibanye Gold Ltd.(a)	163,223	211,340
Stalprodukt SA	3,267	475,840
Steel Authority of India Ltd.*	18,866	22,719
TA Chen Stainless Pipe	991,408	627,858
Tata Steel Ltd.	10,791	117,254
Timah Persero Tbk. PT	120,400	7,279
Tung Ho Steel Enterprise Corp.	32,000	25,730
Usinas Siderurgicas de Minas Gerais SA*	6,900	25,374
Usinas Siderurgicas de Minas Gerais SA (Preference), Class A*	23,300	62,749
Vale Indonesia Tbk. PT*	134,900	29,243
Vale SA*	326,700	3,205,732
Vedanta Ltd.	181,962	932,267
Volcan Cia Minera SAA, Class B	462,429	227,819
Yeong Guan Energy Technology Group Co. Ltd.	99,000	228,465
Yieh Phui Enterprise Co. Ltd.	223,344	85,162
Young Poong Corp.	99	98,351
Zhaojin Mining Industry Co. Ltd., Class H	36,000	29,578
Zijin Mining Group Co. Ltd., Class H	174,000	60,217
		23,783,941
Mortgage Real Estate Investment Trusts (REITs) – 0.0%(d)
Concentradora Hipotecaria SAPI de CV	51,200	52,163
Multiline Retail – 0.4%
Aeon Co. M Bhd.	28,000	13,691
El Puerto de Liverpool SAB de CV, Class C1	3,250	22,187
Far Eastern Department Stores Ltd.	143,012	70,416

Investments	Shares	Value
Multiline Retail – (continued)
Future Retail Ltd.*	4,120	$33,111
Golden Eagle Retail Group Ltd.	14,000	16,958
Grupo Sanborns SAB de CV	25,800	28,848
Gwangju Shinsegae Co. Ltd.	594	126,981
Hyundai Department Store Co. Ltd.	950	77,587
Lojas Americanas SA*	5,250	22,965
Lojas Americanas SA (Preference)*	29,700	159,606
Lojas Renner SA*	32,220	339,598
Lotte Shopping Co. Ltd.	731	146,869
Magazine Luiza SA	2,400	46,770
Matahari Department Store Tbk. PT	39,000	24,730
Mitra Adiperkasa Tbk. PT	25,800	12,460
Poya International Co. Ltd.	4,161	53,324
Ramayana Lestari Sentosa Tbk. PT	103,200	6,962
Ripley Corp. SA	110,385	115,809
Robinson PCL, NVDR	24,900	55,654
SACI Falabella	54,945	525,320
Shinsegae, Inc.	644	131,634
Taiwan FamilyMart Co. Ltd.	3,000	18,303
Woolworths Holdings Ltd.	36,333	144,780
		2,194,563
Multi-Utilities – 0.1%
Qatar Electricity & Water Co. QSC	2,459	123,600
Tianjin Development Holdings Ltd.	546,000	279,935
YTL Corp. Bhd.	292,726	87,814
YTL Power International Bhd.	292,726	89,889
		581,238
Oil, Gas & Consumable Fuels – 5.7%
Adaro Energy Tbk. PT	598,500	80,535
Aegis Logistics Ltd.	1,720	6,174
Attock Refinery Ltd.	59,400	187,806
Bangchak Corp. PCL, NVDR	57,700	72,516

See Accompanying Notes to the Financial Statements.

206	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Banpu PCL, NVDR	244,200	$128,642
Bashneft PJSC*	3,861	145,518
Bashneft PJSC (Preference)	5,544	142,245
Bharat Petroleum Corp. Ltd.	37,422	312,913
Bumi Resources Tbk. PT*	842,800	16,157
Chennai Petroleum Corp. Ltd.	49,797	360,420
China Coal Energy Co. Ltd., Class H(a)	297,000	135,903
China Petroleum & Chemical Corp., Class H	1,188,000	872,522
China Shenhua Energy Co. Ltd., Class H	346,500	827,855
CNOOC Ltd.	792,000	1,078,090
Coal India Ltd.	49,896	220,664
Cosan SA Industria e Comercio	19,800	226,365
Dana Gas PJSC*	463,026	94,556
Delta Dunia Makmur Tbk. PT*	137,600	9,182
E1 Corp.	4,455	228,645
Ecopetrol SA	540,639	295,814
Empresas COPEC SA	29,106	448,962
Energy Absolute PCL, NVDR	113,400	147,638
Esso Thailand PCL, NVDR*	287,100	132,229
Exxaro Resources Ltd.	14,090	143,239
Formosa Petrochemical Corp.	99,000	346,309
Gazprom PJSC	1,103,863	2,381,949
Gazprom PJSC, ADR	61,539	264,279
Great Eastern Shipping Co. Ltd. (The)	72,567	437,612
Grupa Lotos SA	8,712	158,087
GS Holdings Corp.	5,148	304,189
Hellenic Petroleum SA	6,163	54,421
Hindustan Petroleum Corp. Ltd.	55,737	384,782
Indian Oil Corp. Ltd.	47,421	304,200
Indo Tambangraya Megah Tbk. PT	79,200	129,640
Inner Mongolia Yitai Coal Co. Ltd., Class B	43,100	57,926

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Inner Mongolia Yitai Coal Co. Ltd., Class H	57,000	$67,142
IRPC PCL, NVDR	722,700	140,320
Kunlun Energy Co. Ltd.(a)	198,000	183,488
Lubelski Wegiel Bogdanka SA	588	11,914
LUKOIL PJSC	50,490	2,679,155
Mangalore Refinery & Petrochemicals Ltd.	15,060	33,098
Medco Energi Internasional Tbk. PT*	6,939,900	404,241
MOL Hungarian Oil & Gas plc	53,064	635,307
Motor Oil Hellas Corinth Refineries SA	7,029	168,272
Novatek PJSC	49,896	556,722
Oil & Gas Development Co. Ltd.	108,900	148,501
Oil & Natural Gas Corp. Ltd.	130,680	385,556
Oil India Ltd.	10,355	59,000
Pakistan Petroleum Ltd.	89,100	152,037
Pakistan State Oil Co. Ltd.	35,229	113,662
PetroChina Co. Ltd., Class H	990,000	645,889
Petroleo Brasileiro SA*	158,400	843,483
Petroleo Brasileiro SA (Preference)*	198,000	1,015,012
Petron Corp.	226,600	42,752
Petron Malaysia Refining & Marketing Bhd.	108,900	300,964
Petronas Dagangan Bhd.	9,500	53,766
Petronet LNG Ltd.	34,452	138,215
Polski Koncern Naftowy ORLEN SA	31,779	1,123,970
Polskie Gornictwo Naftowe i Gazownictwo SA	162,558	298,862
PTT Exploration & Production PCL	469	1,218
PTT Exploration & Production PCL, NVDR	69,300	179,926
PTT PCL, NVDR	93,200	1,178,326
Qatar Fuel QSC	86	2,197
Qatar Gas Transport Co. Ltd.	6,175	25,696

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	207

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Reliance Industries Ltd.	155,628	$2,260,611
Rosneft Oil Co. PJSC	117,512	641,883
Rosneft Oil Co. PJSC, GDR(c)	6,040	33,099
RussNeft PJSC*	2,322	22,223
Semirara Mining & Power Corp.	49,800	40,998
Sinopec Kantons Holdings Ltd.	1,428,000	924,325
SK Gas Ltd.	525	43,861
SK Innovation Co. Ltd.	6,435	1,177,467
S-Oil Corp.	4,158	476,907
S-Oil Corp. (Preference)	1,188	114,521
Star Petroleum Refining PCL, NVDR	131,100	68,668
Sugih Energy Tbk. PT*	978,600	3,608
Surgutneftegas OJSC	803,866	401,963
Surgutneftegas OJSC, ADR	3,506	17,516
Surgutneftegas OJSC (Preference)	679,437	337,706
Surgutneftegas OJSC, OTC, ADR	12,172	60,373
Tambang Batubara Bukit Asam Persero Tbk. PT	19,000	16,076
Tatneft PJSC	125,795	940,029
Tatneft PJSC, ADR	5,424	244,080
Tatneft PJSC (Preference)	9,729	52,826
Thai Oil PCL, NVDR	89,100	273,576
Transneft PJSC (Preference)	99	313,905
Tupras Turkiye Petrol Rafinerileri A/S	12,474	448,486
Ultrapar Participacoes SA	20,900	498,965
United Tractors Tbk. PT	69,300	177,178
Yanzhou Coal Mining Co. Ltd., Class H	198,000	197,447
		32,514,972
Paper & Forest Products – 0.9%
Chung Hwa Pulp Corp.	84,171	29,862
Dongwha Enterprise Co. Ltd.	4,752	150,786
Duratex SA	174	509
Empresas CMPC SA	53,064	169,334

Investments	Shares	Value
Paper & Forest Products – (continued)
Fibria Celulose SA	9,900	$158,395
Greenply Industries Ltd.	688	2,959
Hansol Paper Co. Ltd.	18,909	277,639
Indah Kiat Pulp & Paper Corp. Tbk. PT	3,742,200	1,455,492
Lee & Man Paper Manufacturing Ltd.	99,000	120,803
Long Chen Paper Co. Ltd.	100,522	147,986
Mondi Ltd.	6,476	155,314
Nine Dragons Paper Holdings Ltd.	152,000	278,992
Pfleiderer Group SA	946	10,399
Sappi Ltd.	30,987	207,511
Shandong Chenming Paper Holdings Ltd., Class B	623,700	1,136,791
Shandong Chenming Paper Holdings Ltd., Class H	351,500	638,862
Suzano Papel e Celulose SA (Preference), Class A	29,700	184,572
YFY, Inc.*	69,000	26,996
		5,153,202
Personal Products – 0.6%
Amorepacific Corp.	1,485	416,200
Amorepacific Corp. (Preference)	891	141,959
AMOREPACIFIC Group	1,386	177,526
AMOREPACIFIC Group (Preference)	1,782	101,161
Chlitina Holding Ltd.	3,000	10,842
CLIO Cosmetics Co. Ltd.	344	10,501
Colgate-Palmolive India Ltd.	2,518	41,389
Cosmax BTI, Inc.	392	12,963
Cosmax, Inc.	322	39,950
Dabur India Ltd.	27,423	140,923
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	4,128	5,012
Emami Ltd.	2,383	46,283
Gillette India Ltd.	324	29,889
Godrej Consumer Products Ltd.	12,474	179,856
Grape King Bio Ltd.	5,000	28,764
Hengan International Group Co. Ltd.(a)	49,500	487,907

See Accompanying Notes to the Financial Statements.

208	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Personal Products – (continued)
Industri Jamu Dan Farmasi Sido Muncul Tbk. PT	189,200	$6,864
It’s Hanbul Co. Ltd.	15,939	633,804
Jayjun Cosmetic Co. Ltd.*	1,892	11,348
Karex Bhd.	39,600	15,340
Kolmar BNH Co. Ltd.	688	20,941
Korea Kolmar Co. Ltd.	643	47,521
LG Household & Health Care Ltd.	495	520,029
LG Household & Health Care Ltd. (Preference)	198	115,758
Marico Ltd.	23,958	116,607
Natura Cosmeticos SA	9,900	93,724
Procter & Gamble Hygiene & Health Care Ltd.	293	39,243
TCI Co. Ltd.	2,301	15,640
Tonymoly Co. Ltd.	688	13,049
		3,520,993
Pharmaceuticals – 1.0%
Adcock Ingram Holdings Ltd.	5,074	21,091
Ajanta Pharma Ltd.	1,415	26,653
Alembic Pharmaceuticals Ltd.	2,150	16,755
Ascendis Health Ltd.	14,964	18,508
Aspen Pharmacare Holdings Ltd.(a)	22,770	514,373
Aurobindo Pharma Ltd.	13,662	160,304
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	34,000	47,589
Bukwang Pharmaceutical Co. Ltd.	1,379	27,264
Cadila Healthcare Ltd.	12,187	94,726
Caregen Co. Ltd.	258	16,880
Center Laboratories, Inc.*	23,194	36,991
China Medical System Holdings Ltd.	39,000	72,083
China Resources Pharmaceutical Group Ltd.(c)	99,000	120,549

Investments	Shares	Value
Pharmaceuticals – (continued)
China Traditional Chinese Medicine Holdings Co. Ltd.	198,000	$113,443
Chong Kun Dang Pharmaceutical Corp.	245	24,602
Chongkundang Holdings Corp.	2,772	170,227
Cipla Ltd.	15,543	150,604
CMG Pharmaceutical Co. Ltd.*	1,186	3,636
Consun Pharmaceutical Group Ltd.	39,000	35,892
CSPC Pharmaceutical Group Ltd.	198,000	344,136
Daewon Pharmaceutical Co. Ltd.	602	9,591
Daewoong Co. Ltd.	602	8,356
Daewoong Pharmaceutical Co. Ltd.	266	26,948
Dong-A Socio Holdings Co. Ltd.	339	36,915
DongKook Pharmaceutical Co. Ltd.	450	24,903
Dr Reddy’s Laboratories Ltd.	5,643	211,545
Egyptian International Pharmaceuticals EIPICO	3,731	27,029
Formosa Laboratories, Inc.	6,000	16,373
Genomma Lab Internacional SAB de CV, Class B*	32,700	38,238
GlaxoSmithKline Pharmaceuticals Ltd.	948	37,851
Glenmark Pharmaceuticals Ltd.	4,723	45,042
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	6,000	21,072
Hanall Biopharma Co. Ltd.*	1,501	15,675
Hanmi Pharm Co. Ltd.*	314	129,905
Hanmi Science Co. Ltd.*	1,188	97,343
Hua Han Health Industry Holdings Ltd.* (b)	3,780,000	256,787

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	209

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Pharmaceuticals – (continued)
Hypermarcas SA	19,800	$206,997
Il Dong Pharmaceutical Co. Ltd.	2,786	56,449
Ilyang Pharmaceutical Co. Ltd.	756	23,483
Indofarma Persero Tbk. PT*	17,200	3,348
Ipca Laboratories Ltd.	4,898	40,328
Jeil Pharma Holdings, Inc.	90	3,213
Jubilant Life Sciences Ltd.	4,445	43,945
JW Pharmaceutical Corp.	521	19,369
Kalbe Farma Tbk. PT	1,019,700	120,296
Kolon Life Science, Inc.	194	26,563
Komipharm International Co. Ltd.*	2,280	81,607
Kwang Dong Pharmaceutical Co. Ltd.	73	528
Laurus Labs Ltd.(c)	602	5,004
Livzon Pharmaceutical Group, Inc., Class H	4,160	28,207
Lupin Ltd.	9,009	142,991
Luye Pharma Group Ltd.	55,000	36,658
Mega Lifesciences PCL, NVDR	8,600	10,873
Natco Pharma Ltd.	3,518	52,584
Pfizer Ltd.	688	18,430
Piramal Enterprises Ltd.	3,861	163,834
Richter Gedeon Nyrt	7,128	177,291
Samjin Pharmaceutical Co. Ltd.	344	10,163
Sanofi India Ltd.	258	16,648
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	9,500	47,428
Shilpa Medicare Ltd.	774	8,091
Shin Poong Pharmaceutical Co. Ltd.*	1,548	8,456
Sihuan Pharmaceutical Holdings Group Ltd.	297,000	107,352
Sino Biopharmaceutical Ltd.	198,000	231,200
SSY Group Ltd.	140,165	66,653
Sun Pharma Advanced Research Co. Ltd.*	1,560	10,112

Investments	Shares	Value
Pharmaceuticals – (continued)
Sun Pharmaceutical Industries Ltd.	50,266	$429,080
Tong Ren Tang Technologies Co. Ltd., Class H	17,000	23,882
Torrent Pharmaceuticals Ltd.	2,009	39,387
TTY Biopharm Co. Ltd.	10,686	32,987
Wockhardt Ltd.	175	1,748
Yuhan Corp.	512	93,228
Yungjin Pharmaceutical Co. Ltd.*	5,316	42,183
		5,450,475
Professional Services – 0.0%(d)
Sporton International, Inc.	6,363	32,280
Real Estate Management & Development – 5.9%
Agile Group Holdings Ltd.	198,000	288,303
Aldar Properties PJSC	237,204	153,716
Aliansce Shopping Centers SA*	8,600	46,111
AP Thailand PCL, NVDR	1,376,100	368,672
Attacq Ltd.*	70,307	92,723
Ayala Land, Inc.	287,100	240,246
Bangkok Land PCL, NVDR	1,871,100	104,200
Barwa Real Estate Co.	4,940	40,719
Belle Corp.	182,000	13,397
BR Malls Participacoes SA	49,500	191,866
BR Properties SA	11,277	35,989
Bumi Serpong Damai Tbk. PT	302,200	38,325
Carnival Group International Holdings Ltd.*	440,000	22,277
Cathay Real Estate Development Co. Ltd.	33,100	18,493
Central China Real Estate Ltd.* (a)	907,016	434,802
Central Pattana PCL, NVDR	57,200	136,887
China Aoyuan Property Group Ltd.	1,980,000	1,200,415
China Electronics Optics Valley Union Holding Co. Ltd.	4,752,000	450,727

See Accompanying Notes to the Financial Statements.

210	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
China Evergrande Group* (a)	352,000	$1,355,790
China Jinmao Holdings Group Ltd.	594,000	266,477
China Logistics Property Holdings Co. Ltd.*	131,000	44,496
China Merchants Land Ltd.	1,980,000	373,068
China Oceanwide Holdings Ltd.*	202,000	16,829
China Overseas Grand Oceans Group Ltd.	1,287,000	753,876
China Overseas Land & Investment Ltd.	396,000	1,284,165
China Resources Land Ltd.	267,777	797,997
China SCE Property Holdings Ltd.	2,276,000	1,026,881
China South City Holdings Ltd.(a)	348,000	97,239
China Vanke Co. Ltd., Class H	127,600	453,857
China Vast Industrial Urban Development Co. Ltd.(c)	629,000	343,451
CIFI Holdings Group Co. Ltd.	413,149	230,357
Ciputra Development Tbk. PT	597,049	53,267
Corp. Inmobiliaria Vesta SAB de CV	3,700	4,603
Country Garden Holdings Co. Ltd.(a)	693,000	1,097,885
DAMAC Properties Dubai Co. PJSC	181,665	195,384
DLF Ltd.	19,408	60,332
Dongwon Development Co. Ltd.	6,017	30,451
DoubleDragon Properties Corp.*	42,720	33,514
Eastern & Oriental Bhd.	42,574	15,487
Eco World International Bhd.*	68,800	17,064
Emaar Malls PJSC	18,522	11,650
Emaar Properties PJSC	195,030	440,227
Eshraq Properties Co. PJSC*	46,956	10,100

Investments	Shares	Value
Real Estate Management & Development – (continued)
Ezdan Holding Group QSC	18,145	$47,347
Fantasia Holdings Group Co. Ltd.	2,079,000	295,789
Farglory Land Development Co. Ltd.	9,000	9,833
Filinvest Land, Inc.	14,454,000	554,362
Fullshare Holdings Ltd.* (a)	307,500	131,643
Future Land Development Holdings Ltd.	216,000	103,822
Gemdale Properties & Investment Corp. Ltd.	6,732,000	690,302
Globe Trade Centre SA	11,472	28,374
Glorious Property Holdings Ltd.*	86,000	9,370
Godrej Properties Ltd.*	3,326	34,882
Greenland Hong Kong Holdings Ltd.	1,188,000	569,499
Greentown China Holdings Ltd.(a)	58,000	72,409
Grupo GICSA SA de CV*	34,400	20,859
Guangzhou R&F Properties Co. Ltd., Class H(a)	111,200	236,887
Guorui Properties Ltd.(c)	97,000	28,596
Hanson International Tbk. PT*	2,409,275	20,962
Highwealth Construction Corp.	99,000	132,287
Hong Pu Real Estate Development Co. Ltd.	297,000	199,415
Hongkong Land Holdings Ltd.	59,400	430,650
Hopson Development Holdings Ltd.	24,000	24,548
Housing Development & Infrastructure Ltd.*	11,520	10,511
Huaku Development Co. Ltd.	41,000	92,034
Huang Hsiang Construction Corp.	176,000	182,072
Hung Sheng Construction Ltd.	594,000	469,733
IGB Corp. Bhd.	17,200	11,376
Iguatemi Empresa de Shopping Centers SA	4,800	56,461

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	211

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Indiabulls Real Estate Ltd.*	29,997	$104,064
IOI Properties Group Bhd.	110,625	52,000
Jiayuan International Group Ltd.*	1,188,000	857,294
Kindom Construction Corp.	433,000	276,372
Korea Real Estate Investment & Trust Co. Ltd.	9,438	27,968
KWG Property Holding Ltd.	114,918	114,008
Land & Houses PCL, NVDR	155,700	51,088
Lippo Karawaci Tbk. PT	810,600	41,240
Logan Property Holdings Co. Ltd.(a)	84,000	77,736
Longfor Properties Co. Ltd.	148,500	346,801
LSR Group PJSC	3,268	45,649
Mah Sing Group Bhd.	1,851,300	673,438
MAS Real Estate, Inc.	13,590	29,676
MBK PCL, NVDR	1,053,400	745,181
Medinet Nasr Housing	76,512	45,811
Megaworld Corp.	585,000	60,398
Mingfa Group International Co. Ltd.* (b)	36,000	8,721
Multiplan Empreendimentos Imobiliarios SA*	9,900	216,379
NEPI Rockcastle plc	30,294	423,436
New Europe Property Investments plc* (b)	16,041	—
Oberoi Realty Ltd.	2,997	21,967
Pakuwon Jati Tbk. PT	1,268,300	58,915
Palm Hills Developments SAE*	1,964,678	460,069
Parque Arauco SA	21,182	60,825
Phoenix Mills Ltd. (The)	1,462	11,864
Poly Property Group Co. Ltd.*	71,000	34,400
Powerlong Real Estate Holdings Ltd.	138,000	65,623
Prestige Estates Projects Ltd.	10,540	49,477
Prince Housing & Development Corp.	297,000	109,309
Puradelta Lestari Tbk. PT(c)	292,400	4,053
Quality Houses PCL, NVDR	6,969,600	616,816

Investments	Shares	Value
Real Estate Management & Development – (continued)
Radium Life Tech Co. Ltd.*	990,000	$443,144
Red Star Macalline Group Corp. Ltd., Class H(c)	1,504,800	1,797,628
Redco Properties Group Ltd.(c)	112,000	55,700
Road King Infrastructure Ltd.	339,000	557,048
Robinsons Land Corp.	81,900	39,978
Ronshine China Holdings Ltd.* (c)	495,000	557,698
Sansiri PCL, NVDR	8,692,200	612,274
Shenzhen Investment Ltd.	410,793	183,235
Shimao Property Holdings Ltd.	100,500	210,486
Shining Building Business Co. Ltd.*	620,400	214,963
Shui On Land Ltd.(a)	396,000	97,962
Singha Estate PCL, NVDR*	77,400	9,040
Sino-Ocean Group Holding Ltd.	300,267	195,898
Sinyi Realty, Inc.	20,105	23,365
SK D&D Co. Ltd.	258	6,932
SM Prime Holdings, Inc.	603,900	432,819
Sobha Ltd.	1,548	12,164
SOHO China Ltd.*	198,000	114,712
SP Setia Bhd. Group	818	632
SRE Group Ltd.*	7,722,000	199,934
Summarecon Agung Tbk. PT	433,400	33,074
Sunac China Holdings Ltd.(a)	99,000	503,768
Sunway Bhd.	100,235	40,961
Supalai PCL, NVDR	48,600	35,989
Taiwan Land Development Corp.*	74,965	25,105
Talaat Moustafa Group	137,054	74,601
Tian An China Investment Co. Ltd.*	771,000	575,152
Times Property Holdings Ltd.	792,000	817,196
Tomson Group Ltd.	1,188,000	549,704
UEM Sunrise Bhd.*	71,900	18,852
United Development Co. QSC	4,359	15,948
UOA Development Bhd.	16,500	9,939

See Accompanying Notes to the Financial Statements.

212	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Vista Land & Lifescapes, Inc.	7,771,500	$916,774
WHA Corp. PCL, NVDR	394,090	45,554
Wuzhou International Holdings Ltd.*	1,722,000	205,268
Yuexiu Property Co. Ltd.	594,000	114,966
Yuzhou Properties Co. Ltd.	69,000	34,050
Zall Group Ltd.*	84,000	67,184
Zhuguang Holdings Group Co. Ltd.*	3,366,000	453,011
		33,349,624
Road & Rail – 0.3%
Blue Bird Tbk. PT	1,049,400	352,831
BTS Group Holdings PCL, NVDR	230,440	58,963
CJ Logistics Corp.*	594	83,240
Container Corp. of India Ltd.	3,391	72,371
Cosan Logistica SA*	148,500	424,435
Cosan Logistica SA*	37,681	107,122
Dazhong Transportation Group Co. Ltd., Class B	86,100	59,495
Guangshen Railway Co. Ltd., Class H	30,000	17,457
Localiza Rent a Car SA*	10,320	182,560
PKP Cargo SA*	1,103	15,756
Rumo SA*	49,500	192,168
		1,566,398
Semiconductors & Semiconductor Equipment – 4.1%
A-DATA Technology Co. Ltd.	11,000	31,987
Advanced Process Systems Corp.*	430	14,738
Advanced Semiconductor Engineering, Inc.	303,840	366,206
Ardentec Corp.	597,720	565,822
ASMedia Technology, Inc.	2,104	23,510
ASPEED Technology, Inc.	1,000	23,110
Chipbond Technology Corp.	40,000	77,985
ChipMOS TECHNOLOGIES, Inc.	8,000	7,971

Investments	Shares	Value
Semiconductors & Semiconductor Equipment – (continued)
Dongbu HiTek Co. Ltd.*	2,966	$37,858
Elite Advanced Laser Corp.	3,600	14,622
Elite Semiconductor Memory Technology, Inc.	396,000	652,571
Eo Technics Co. Ltd.	390	31,643
Epistar Corp.*	99,000	160,188
E-Ton Solar Tech Co. Ltd.*	693,000	227,021
Eugene Technology Co. Ltd.	344	6,509
Everlight Electronics Co. Ltd.	31,000	47,333
Foxsemicon Integrated Technology, Inc.	1,050	7,450
GCL-Poly Energy Holdings Ltd.* (a)	1,171,000	201,125
Gigasolar Materials Corp.	1,380	12,469
Gigastorage Corp.*	34,000	21,701
Gintech Energy Corp.*	759,337	475,852
Global Lighting Technologies, Inc.	114,000	164,804
Global Unichip Corp.	2,000	19,894
Globalwafers Co. Ltd.	6,000	69,331
Greatek Electronics, Inc.	24,000	44,324
Hanmi Semiconductor Co. Ltd.	7,058	63,313
Hansol Technics Co. Ltd.*	81	1,276
HB Technology Co. Ltd.	2,150	8,214
Holtek Semiconductor, Inc.	19,000	43,973
Jusung Engineering Co. Ltd.*	774	9,465
KC Tech Co. Ltd.(b)	27,742	594,286
King Yuan Electronics Co. Ltd.	67,000	70,978
Kinsus Interconnect Technology Corp.	15,000	37,799
Koh Young Technology, Inc.	1,153	79,038
Land Mark Optoelectronics Corp.	2,000	25,498
LEENO Industrial, Inc.	1,178	53,835
Lextar Electronics Corp.*	86,000	52,040
Macronix International*	99,000	180,540
MediaTek, Inc.	74,000	840,365
Motech Industries, Inc.*	671,115	524,039

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	213

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Semiconductors & Semiconductor Equipment – (continued)
MPI Corp.	2,000	$4,834
Nanya Technology Corp.	12,000	32,547
Neo Solar Power Corp.*	42,000	21,307
Novatek Microelectronics Corp.	22,000	81,334
Panda Green Energy Group Ltd.*	172,000	26,015
Parade Technologies Ltd.	2,400	39,032
Phison Electronics Corp.	6,000	71,321
Pixart Imaging, Inc.	12,000	53,118
Powertech Technology, Inc.	24,000	75,041
Radiant Opto-Electronics Corp.	32,330	71,822
Realtek Semiconductor Corp.	17,070	64,240
Semiconductor Manufacturing International Corp.* (a)	125,000	191,622
Seoul Semiconductor Co. Ltd.	1,370	33,567
Sigurd Microelectronics Corp.	495,000	430,014
Silergy Corp.	2,000	43,171
Silicon Works Co. Ltd.	15,741	630,848
Siliconware Precision Industries Co. Ltd.	113,000	179,095
Sino-American Silicon Products, Inc.*	27,000	75,200
Sitronix Technology Corp.	198,000	560,659
SK Hynix, Inc.	60,192	4,416,283
Taiwan Semiconductor Co. Ltd.	297,000	733,649
Taiwan Semiconductor Manufacturing Co. Ltd.	910,000	7,332,018
Taiwan Surface Mounting Technology Corp.	399,000	379,030
TES Co. Ltd.	430	13,261
Tokai Carbon Korea Co. Ltd.	86	3,992
Topco Scientific Co. Ltd.	198,000	498,947
Toptec Co. Ltd.	516	12,965
Unisem M Bhd.	17,200	16,251
United Microelectronics Corp.	693,000	356,156

Investments	Shares	Value
Semiconductors & Semiconductor Equipment – (continued)
Vanguard International Semiconductor Corp.	30,000	$56,898
Win Semiconductors Corp.	21,961	179,492
Winbond Electronics Corp.	146,000	126,348
Wonik Holdings Co. Ltd.*	7,998	53,898
WONIK IPS Co. Ltd.*	946	30,609
XinTec, Inc.*	25,000	49,404
Xinyi Solar Holdings Ltd.	594,000	205,568
		23,040,239
Software – 0.2%
Asseco Poland SA	7,184	94,172
CD Projekt SA	2,139	70,892
Com2uSCorp	1,089	129,667
ComArch SA	172	7,591
Cyient Ltd.	764	6,376
DoubleUGames Co. Ltd.	1,395	63,876
Douzone Bizon Co. Ltd.	669	19,108
International Games System Co. Ltd.	3,000	15,816
Kingdee International Software Group Co. Ltd.*	118,000	63,221
Kingsoft Corp. Ltd.	43,000	108,578
Linx SA	6,200	39,004
NCSoft Corp.	891	339,190
NetDragon Websoft Holdings Ltd.	4,500	14,824
NHN Entertainment Corp.*	204	12,491
Oracle Financial Services Software Ltd.	883	47,704
Soft-World International Corp.	5,000	11,074
Tata Elxsi Ltd.	516	6,689
Webzen, Inc.*	474	11,846
XPEC Entertainment, Inc.* (b)	14,800	—
Zensar Technologies Ltd.	602	7,357
		1,069,476
Specialty Retail – 1.6%
Ace Hardware Indonesia Tbk. PT	578,100	53,494
Beauty Community PCL, NVDR	59,500	32,060

See Accompanying Notes to the Financial Statements.

214	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Specialty Retail – (continued)
Bermaz Auto Bhd.	106,700	$51,416
Cashbuild Ltd.	1,168	30,065
China Harmony New Energy Auto Holding Ltd.*	1,138,500	671,268
China Yongda Automobiles Services Holdings Ltd.(a)	1,089,000	1,341,394
China ZhengTong Auto Services Holdings Ltd.	1,237,500	1,302,248
Cia Hering	12,800	114,253
Detsky Mir PJSC(c)	549,351	955,669
FF Group*	2,374	49,725
Foschini Group Ltd. (The)(a)	6,884	65,962
GOME Retail Holdings Ltd.(a)	373,447	47,867
Home Product Center PCL, NVDR	275,265	106,062
Hotai Motor Co. Ltd.	14,000	162,470
Hotel Shilla Co. Ltd.	1,488	103,995
Italtile Ltd.	538,263	525,654
JUMBO SA	6,237	100,268
LOTTE Himart Co. Ltd.	639	42,263
M.Video PJSC*	105,358	763,654
Mr Price Group Ltd.	12,771	158,269
Padini Holdings Bhd.	17,200	19,177
PC Jeweller Ltd.	3,018	16,345
Pou Sheng International Holdings Ltd.(a)	2,970,000	544,374
PTG Energy PCL, NVDR	26,300	19,001
Seobu T&D	346	4,586
Siam Global House PCL, NVDR	56,030	30,865
Super Group Ltd.*	541,530	1,527,945
Truworths International Ltd.	16,915	90,142
Via Varejo SA*	5,700	39,326
Zhongsheng Group Holdings Ltd.	65,000	133,469
		9,103,286
Technology Hardware, Storage & Peripherals – 6.5%
Acer, Inc.*	139,858	72,342
Adlink Technology, Inc.	13,223	30,164
Advantech Co. Ltd.	25,220	172,261

Investments	Shares	Value
Technology Hardware, Storage & Peripherals – (continued)
Asia Vital Components Co. Ltd.	396,000	$375,523
Asustek Computer, Inc.	71,000	614,433
Casetek Holdings Ltd.	10,000	37,467
Catcher Technology Co. Ltd.	35,000	371,359
Chicony Electronics Co. Ltd.	42,654	106,778
Clevo Co.	39,322	40,418
CMC Magnetics Corp.*	2,418,301	358,421
Compal Electronics, Inc.	399,000	293,699
Coolpad Group Ltd.* (b)	326,000	30,085
Elitegroup Computer Systems Co. Ltd.*	452,530	354,108
Ennoconn Corp.	2,000	28,416
Foxconn Technology Co. Ltd.	63,000	200,743
Gigabyte Technology Co. Ltd.	38,000	58,840
HTC Corp.*	34,000	76,208
Inventec Corp.	306,000	237,418
Legend Holdings Corp., Class H(c)	503,600	1,323,259
Lenovo Group Ltd.(a)	248,000	143,680
Lite-On Technology Corp.	99,000	139,672
Meitu, Inc.* (c)	99,000	145,928
Micro-Star International Co. Ltd.	99,000	241,267
Mitac Holdings Corp.	42,676	53,063
Pegatron Corp.	217,000	561,216
Primax Electronics Ltd.	26,000	67,415
Qisda Corp.	83,000	60,545
Quanta Computer, Inc.	297,000	699,183
Quanta Storage, Inc.	297,000	385,043
Ritek Corp.*	200,823	33,360
Samsung Electronics Co. Ltd.	10,395	25,552,577
Samsung Electronics Co. Ltd. (Preference)	1,584	3,167,010
Sindoh Co. Ltd.	7,623	428,660
TPV Technology Ltd.	1,144,000	195,022
Transcend Information, Inc.	7,000	19,868
Wistron Corp.	319,718	266,613
		36,942,064

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	215

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Textiles, Apparel & Luxury Goods – 2.2%
361 Degrees International Ltd.	891,000	$339,187
Aditya Birla Fashion and Retail Ltd.*	6,536	15,833
Aksa Akrilik Kimya Sanayii A/S	112,167	394,419
Alpargatas SA (Preference)*	10,800	57,114
ANTA Sports Products Ltd.(a)	68,000	304,186
Arvind Ltd.	7,361	45,578
Bata India Ltd.	2,024	25,346
Bosideng International Holdings Ltd.	5,940,000	525,340
CCC SA	1,152	86,412
China Dongxiang Group Co. Ltd.	4,752,000	883,181
China Jicheng Holdings Ltd.* (c)	38,000	482
China Lilang Ltd.	642,000	499,492
Cosmo Lady China Holdings Co. Ltd.(a) (c)	990,000	395,909
De Licacy Industrial Co. Ltd.	309,339	262,573
Eclat Textile Co. Ltd.	8,698	103,968
F&F Co. Ltd.	10,989	387,437
Feng TAY Enterprise Co. Ltd.	16,122	72,700
Fila Korea Ltd.	514	31,060
Formosa Taffeta Co. Ltd.	33,000	33,865
Fuguiniao Co. Ltd., Class H* (b)	334,800	166,503
Fulgent Sun International Holding Co. Ltd.	2,000	5,060
Grendene SA	6,274	52,760
Guararapes Confeccoes SA*	300	14,352
Handsome Co. Ltd.	910	24,367
Hansae Co. Ltd.	1,034	24,042
Hansae Yes24 Holdings Co. Ltd.	17,919	161,541
HengTen Networks Group Ltd.*	1,032,000	54,895
HS Industries Co. Ltd.	60,786	580,542

Investments	Shares	Value
Textiles, Apparel & Luxury Goods – (continued)
Hwaseung Enterprise Co. Ltd.	344	$5,527
Kyungbang Ltd.	17,919	232,714
Lao Feng Xiang Co. Ltd., Class B	287,100	1,076,051
LF Corp.	25,839	595,034
Li Cheng Enterprise Co. Ltd.	111,000	203,160
Li Ning Co. Ltd.*	95,500	83,360
LPP SA	99	233,264
Makalot Industrial Co. Ltd.	7,650	35,384
Nan Liu Enterprise Co. Ltd.	6,000	31,532
Nien Hsing Textile Co. Ltd.*	194,060	192,712
Nishat Mills Ltd.	297,000	366,629
Page Industries Ltd.	215	66,242
Pou Chen Corp.	297,000	374,210
Quang Viet Enterprise Co. Ltd.	4,000	20,358
Rajesh Exports Ltd.	4,307	52,016
Relaxo Footwears Ltd.*	3,920	33,286
Ruentex Industries Ltd.*	99,000	158,547
Shenzhou International Group Holdings Ltd.	38,000	324,387
Sintex Industries Ltd.	549,254	225,989
SRF Ltd.	774	20,184
Tainan Spinning Co. Ltd.	48,555	21,815
Taiwan Paiho Ltd.	11,000	45,409
Texhong Textile Group Ltd.	318,000	438,576
Titan Co. Ltd.	21,681	212,638
TOPBI International Holdings Ltd.	99,000	352,874
Vardhman Textiles Ltd.	23,067	459,301
Welspun India Ltd.	46,526	48,127
Xtep International Holdings Ltd.(a)	1,188,000	392,863
Youngone Corp.	2,064	63,375
Youngone Holdings Co. Ltd.	7,821	390,928
		12,304,636
Thrifts & Mortgage Finance – 0.5%
Dewan Housing Finance Corp. Ltd.	13,266	131,644
GRUH Finance Ltd.	3,082	23,699
Housing Development Finance Corp. Ltd.	77,616	2,045,994

See Accompanying Notes to the Financial Statements.

216	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Thrifts & Mortgage Finance – (continued)
Indiabulls Housing Finance Ltd.	16,731	$321,349
LIC Housing Finance Ltd.	16,434	151,904
Malaysia Building Society Bhd.	89,915	23,575
PNB Housing Finance Ltd.(c)	860	18,895
		2,717,060
Tobacco – 0.3%
British American Tobacco Malaysia Bhd.	5,900	54,631
Godfrey Phillips India Ltd.	19,598	304,872
Gudang Garam Tbk. PT	21,000	108,387
ITC Ltd.	141,174	579,114
KT&G Corp.	6,237	590,103
		1,637,107
Trading Companies & Distributors – 0.5%
Adani Enterprises Ltd.	52,866	107,983
AKR Corporindo Tbk. PT	71,700	39,385
Barloworld Ltd.	27,819	262,270
BOC Aviation Ltd.(c)	29,700	159,696
China Aircraft Leasing Group Holdings Ltd.(c)	445,500	484,227
CITIC Resources Holdings Ltd.	126,000	13,728
Ferreycorp SAA	1,468,962	1,148,863
iMarketKorea, Inc.	25,542	218,179
International Business Settlement Holdings Ltd.*	330,000	22,418
Kushal Ltd.	76,422	157,041
LG International Corp.	4,356	112,948
Posco Daewoo Corp.	5,445	94,286
SK Networks Co. Ltd.	5,892	34,973
		2,855,997
Transportation Infrastructure – 1.2%
Adani Ports & Special Economic Zone Ltd.	43,956	292,050
Airports of Thailand PCL	54,000	96,312
Airports of Thailand PCL, NVDR	144,000	257,917

Investments	Shares	Value
Transportation Infrastructure – (continued)
Bangkok Aviation Fuel Services PCL, NVDR	18,800	$27,447
Bangkok Expressway & Metro PCL, NVDR	376,200	88,331
Beijing Capital International Airport Co. Ltd., Class H	60,000	98,439
CCR SA	69,300	385,547
China Merchants Port Holdings Co. Ltd.	72,606	227,074
COSCO SHIPPING Ports Ltd.(a)	67,376	78,069
Dalian Port PDA Co. Ltd., Class H	2,376,000	414,181
DP World Ltd.	8,613	204,559
EcoRodovias Infraestrutura e Logistica SA	14,880	55,493
Grupo Aeroportuario del Centro Norte SAB de CV	8,600	43,489
Grupo Aeroportuario del Pacifico SAB de CV, Class B	20,900	198,651
Grupo Aeroportuario del Sureste SAB de CV, Class B	10,395	185,793
Hopewell Highway Infrastructure Ltd.	19,000	11,787
IL&FS Transportation Networks Ltd.*	159,885	220,927
International Container Terminal Services, Inc.	37,050	76,002
Jasa Marga Persero Tbk. PT	88,423	42,378
Jiangsu Expressway Co. Ltd., Class H	44,000	67,451
Lingkaran Trans Kota Holdings Bhd.	17,200	23,930
Malaysia Airports Holdings Bhd.	22,416	43,842
Novorossiysk Commercial Sea Port PJSC	289,596	42,735
Promotora y Operadora de Infraestructura SAB de CV	8,415	80,084
Promotora y Operadora de Infraestructura SAB de CV, Class L	2,300	17,240

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	217

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Transportation Infrastructure – (continued)
Prumo Logistica SA*	8,600	$29,260
Shenzhen Expressway Co. Ltd., Class H	990,000	1,012,613
Shenzhen International Holdings Ltd.	54,751	104,564
Sociedad Matriz SAAM SA	6,549,543	685,181
Taiwan High Speed Rail Corp.	113,000	90,297
TAV Havalimanlari Holding A/S	7,999	39,757
Tianjin Port Development Holdings Ltd.	2,376,000	371,545
Westports Holdings Bhd.	61,600	53,983
Yuexiu Transport Infrastructure Ltd.	990,000	725,833
Zhejiang Expressway Co. Ltd., Class H	198,000	244,905
		6,637,666
Water Utilities – 0.8%
Aguas Andinas SA, Class A	108,924	71,031
Beijing Enterprises Water Group Ltd.	220,000	184,701
China Everbright Water Ltd.	42,900	15,272
China Water Affairs Group Ltd.	1,222,000	889,661
Cia de Saneamento Basico do Estado de Sao Paulo*	39,600	360,732
Cia de Saneamento de Minas Gerais-COPASA*	89,100	1,073,117
Cia de Saneamento do Parana (Preference)	435,600	1,444,743
CT Environmental Group Ltd.	192,000	29,532
Guangdong Investment Ltd.	198,000	286,780
Inversiones Aguas Metropolitanas SA	11,208	20,385
Manila Water Co., Inc.	33,800	20,296
Taliworks Corp. Bhd.	43,000	12,696
TTW PCL, NVDR	68,000	22,312
VA Tech Wabag Ltd.	860	7,791
		4,439,049

Investments	Shares	Value
Wireless Telecommunication Services – 1.6%
Advanced Info Service PCL, NVDR	44,000	$257,616
Almendral SA	930,279	82,018
America Movil SAB de CV, Series L	1,079,100	932,989
Axiata Group Bhd.	153,656	195,631
Bharti Airtel Ltd.	61,281	470,408
China Mobile Ltd.	270,117	2,712,665
DiGi.Com Bhd.	79,200	93,540
Empresa Nacional de Telecomunicaciones SA	5,699	66,303
Far EasTone Telecommunications Co. Ltd.	60,000	140,851
Global Telecom Holding SAE*	179,442	68,982
Globe Telecom, Inc.	1,560	61,705
Idea Cellular Ltd.*	135,079	193,637
Indosat Tbk. PT	68,800	30,437
Intouch Holdings PCL, NVDR	38,000	66,346
Maxis Bhd.	69,300	97,398
MegaFon PJSC	10,136	100,759
Mobile TeleSystems PJSC	98,630	475,860
MTN Group Ltd.	98,208	852,612
PLDT, Inc.	2,475	81,981
Reliance Communications Ltd.*	137,153	36,209
Sistema PJSC FC	371,216	83,792
SK Telecom Co. Ltd.	3,861	909,808
Taiwan Mobile Co. Ltd.	99,000	352,874
TIM Participacoes SA	29,700	110,126
Total Access Communication PCL, NVDR*	18,600	29,815
Tower Bersama Infrastructure Tbk. PT	81,300	40,762
Turkcell Iletisim Hizmetleri A/S	67,815	253,108
Vodacom Group Ltd.	22,968	249,475
Vodafone Qatar QSC*	38,054	73,166
XL Axiata Tbk. PT*	149,675	37,301
		9,158,174
Total Common Stocks (Cost $464,634,877)		564,170,674

See Accompanying Notes to the Financial Statements.

218	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	No. of Rights	Value
RIGHTS – 0.0%(d)
Banks – 0.0%(d)
CTBC Financial Holding Co. Ltd., expiring 12/15/2017* (b)	27,118	$—
Karur Vysya Bank Ltd. (The), expiring 12/31/2017* (b)	57,116	44,884
		44,884
Electric Utilities – 0.0%(d)
Cia Energetica de Minas Gerais, expiring 11/29/2017, price 6.57 BRL*	1,616	474
Cia Energetica de Minas Gerais, expiring 11/29/2017, price 6.57 BRL*	12,896	4,573
		5,047
Insurance – 0.0%(d)
Hanwha General Insurance Co. Ltd., expiring 11/2/2017* (b)	12,718	10,784
Marine – 0.0%(d)
Cia Sud Americana de Vapores SA, expiring 11/8/2017, price 30.55 CLP*	331,913	3,080
Metals & Mining – 0.0%(d)
TA Chen Stainless Pipe, expiring 12/11/2017* (b)	76,604	2,794
Semiconductors & Semiconductor Equipment – 0.0%(d)
Winbond Electronics Corp., expiring 12/11/2017* (b)	13,050	1,774
Total Rights (Cost $—)		68,363

Investments	Principal Amount		Value
CORPORATE BONDS – 0.0%(d)
Independent Power and Renewable Electricity Producers – 0.0%(d)
NTPC Ltd.
Series 54, 8.49%, 3/25/2025 (Cost $—)	INR	49,126	$10,381
	No. of Warrants
WARRANTS – 0.0%(d)
Independent Power and Renewable Electricity Producers – 0.0%(d)
Superblock PCL, expiring 8/31/2020, price 2.50 THB*		127,760	1,577
Real Estate Management & Development – 0.0%(d)
Supalai Public Co., expiring 10/19/2018, price 4.00 THB* (b)		12,150	7,534
Total Warrants (Cost $—)			9,111
	Principal Amount
CONVERTIBLE PREFERRED STOCKS – 0.0%(d)
Chemicals – 0.0%(d)
UPL Ltd.
Series Q2, 5.00%, 2/8/2018 (Cost $473)	INR	3,330	848

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	219

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(e) – 0.2%
REPURCHASE AGREEMENTS – 0.2%
Citigroup Global Markets, Inc., 1.34%, dated 10/31/2017, due 11/1/2017, repurchase price $150,006, collateralized by various Common Stocks; total market value $165,000	$150,000	$150,000
Citigroup Global Markets, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $704,452, collateralized by various U.S. Treasury Securities, 1.25%, maturing 7/15/2020; total market value $718,521	704,432	704,432
Deutsche Bank AG, London Branch, 1.55%, dated 10/31/2017, due 11/1/2017, repurchase price $250,011, collateralized by various U.S. Treasury Securities, 1.38%, maturing 1/31/2020; Common Stocks; total market value $277,931	250,000	250,000
		1,104,432
Total Securities Lending Reinvestments (Cost $1,104,432)		1,104,432
Total Investments – 99.5% (Cost $465,739,782)		565,363,809
Other Assets Less Liabilities – 0.5%		2,706,781
NET ASSETS – 100.0%		$568,070,590

*	Non-income producing security.
^	Security subject to restrictions on resale.

‡	Value determined using significant unobservable inputs.

(a)

The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $10,516,380, collateralized in the form of cash with a value of $1,104,432 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $555,356 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.00%, and maturity dates ranging from November 9, 2017 – August 15, 2047 and $9,491,035 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – July 22, 2068; a total value of $11,150,823.

(b)

Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $2,400,753, which represents approximately 0.42% of net assets of the Fund.

(c)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At October 31, 2017, the value of these securities amounted to $17,651,034 or 3.11% of net assets of the Fund.

(d)	Represents less than 0.05% of net assets.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2017. The total value of securities purchased was $1,104,432.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

BRL – Brazilian Real

CLP – Chile Peso

GDR – Global Depositary Receipt

INR – Indian Rupee

NVDR – Non-Voting Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

THB – Thai Baht

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$107,807,957
Aggregate gross unrealized depreciation	(14,253,195)
Net unrealized appreciation	$93,554,762
Federal income tax cost	$471,936,193

See Accompanying Notes to the Financial Statements.

220	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

Futures Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation
Long Contracts
MSCI Emerging Markets E-Mini Index	67	12/15/2017	USD	$3,766,070	$114,847

Forward Foreign Currency Contracts

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2017:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
KRW*	729,005,222	BNP Paribas SA	USD	646,407	12/20/2017	$4,461
USD	550,000	Morgan Stanley	INR*	35,603,150	12/20/2017	3,722
USD	300,000	Goldman Sachs & Co.	RUB*	17,522,358	12/20/2017	2,299
USD	121,163	BNP Paribas SA	TWD*	3,620,463	12/20/2017	831
USD	800,000	Bank of Montreal	ZAR	10,675,954	12/20/2017	51,399
Total unrealized appreciation						$62,712
BRL*	373,972	BNP Paribas SA	USD	118,039	12/20/2017	$(4,437)
HKD	13,541,874	Morgan Stanley	USD	1,737,929	12/20/2017	(803)
HKD	13,242,097	Toronto-Dominion Bank (The)	USD	1,700,000	12/20/2017	(1,328)
INR*	25,701,257	BNP Paribas SA	USD	397,779	12/20/2017	(3,431)
RUB*	24,489,570	Goldman Sachs & Co.	USD	416,793	12/20/2017	(720)
USD	2,800,000	Bank of Montreal	HKD	21,833,325	12/20/2017	(739)
USD	650,000	Morgan Stanley	KRW*	735,960,550	12/20/2017	(7,078)
ZAR	6,791,144	Citibank NA	USD	508,074	12/20/2017	(31,877)
Total unrealized depreciation						$(50,413)
Net unrealized appreciation						$12,299

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

BRL – Brazilian Real

HKD – Hong Kong Dollar

INR – Indian Rupee

KRW – Korean Won

RUB – Russian Ruble

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	221

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund (cont.)

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2017:

Brazil	6.8%
Chile	1.2
China	27.2
Colombia	0.7
Czech Republic	0.1
Egypt	0.4
Greece	0.3
Hong Kong	0.3
Hungary	0.2
India	7.4
Indonesia	1.9
Malaysia	1.8
Mexico	2.1
Pakistan	0.4
Peru	0.4
Philippines	1.4
Poland	1.0
Qatar	0.4
Russia	3.7
South Africa	6.2
South Korea	17.8
Taiwan	13.0
Thailand	2.2
Turkey	1.5
United Arab Emirates	0.9
Other[1]	0.7
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

222	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

October 31, 2017

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 99.3%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund(a) (Cost $16,289,069)	276,588	$18,799,687

Total Investments – 99.3% (Cost $16,289,069)		18,799,687
Other Assets Less Liabilities – 0.7%		141,476
NET ASSETS – 100.0%		$18,941,163

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the Underlying Fund.

Percentages shown are based on Net Assets.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,534,184
Aggregate gross unrealized depreciation	(20,502)
Net unrealized appreciation	$2,513,682
Federal income tax cost	$16,426,155

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund currently seeks its investment objective by investing a substantial portion of its assets in an affiliated FlexShares Fund. The Schedule of Investments of the affiliated FlexShares Fund is located elsewhere in this Report.

Investment in a company which was affiliated for the period ending October 31, 2017, was as follows:

Security	Value October 31, 2016	Purchases at Cost	Sales Proceeds	Shares October 31, 2017	Value October 31, 2017	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$3,588,250	$27,584,364	$16,229,962	276,588	$18,799,687	$2,532,829	$394,558	$1,324,206

Forward Foreign Currency Contracts

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2017:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	1,159,785	Toronto-Dominion Bank (The)	AUD	1,484,000	11/21/2017	$22,161
USD	1,519,683	Toronto-Dominion Bank (The)	CAD	1,915,000	11/21/2017	33,914
USD	934,009	Toronto-Dominion Bank (The)	CHF	917,000	11/21/2017	12,903
USD	219,504	Toronto-Dominion Bank (The)	DKK	1,384,000	11/21/2017	2,591
USD	4,628,211	Toronto-Dominion Bank (The)	EUR	3,921,000	11/21/2017	55,697
USD	583,646	Bank of Montreal	HKD	4,551,000	11/21/2017	198
USD	180,400	Bank of Montreal	ILS	629,000	11/21/2017	1,624
USD	5,212,820	Toronto-Dominion Bank (The)	JPY	590,588,000	11/21/2017	11,102
USD	208,498	Toronto-Dominion Bank (The)	NOK	1,663,000	11/21/2017	5,150
USD	60,542	Toronto-Dominion Bank (The)	NZD	87,000	11/21/2017	966
USD	496,208	Toronto-Dominion Bank (The)	SEK	4,041,000	11/21/2017	13,004
USD	230,117	Bank of Montreal	SGD	313,000	11/21/2017	348
Total unrealized appreciation						$159,658
USD	2,963,384	Toronto-Dominion Bank (The)	GBP	2,245,000	11/21/2017	$(19,508)
Total unrealized depreciation						$(19,508)
Net unrealized appreciation						$140,150

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	223

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

SGD – Singapore Dollar

USD – US Dollar

See Accompanying Notes to the Financial Statements.

224	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

October 31, 2017

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 99.8%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund(a) (Cost $31,941,481)	712,314	$41,185,996

Total Investments – 99.8% (Cost $31,941,481)		41,185,996
Other Assets Less Liabilities – 0.2%		98,779
NET ASSETS – 100.0%		$41,284,775

(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the Underlying Fund.

Percentages shown are based on Net Assets.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,307,427
Aggregate gross unrealized depreciation	(118,911)
Net unrealized appreciation	$9,188,516
Federal income tax cost	$32,094,404

The FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund currently seeks its investment objective by investing a substantial portion of its assets in an affiliated FlexShares Fund. The Schedule of Investments of the affiliated FlexShares Fund is located elsewhere in this Report.

Investment in a company which was affiliated for the period ending October 31, 2017, was as follows:

Security	Value October 31, 2016	Purchases at Cost	Sales Proceeds	Shares October 31, 2017	Value October 31, 2017	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$33,655,393	$13,393,183	$13,459,825	712,314	$41,185,996	$4,117,816	$906,671	$3,479,429

Forward Foreign Currency Contracts

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund had the following outstanding contracts as of October 31, 2017:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	2,942,003	BNP Paribas SA	BRL*	9,420,000	11/22/2017	$70,673
USD	463,333	BNP Paribas SA	CLP*	291,630,000	11/22/2017	4,785
USD	129,848	Toronto-Dominion Bank (The)	EUR	110,000	11/22/2017	1,563
USD	11,040,923	Bank of Montreal	HKD	86,090,000	11/22/2017	3,780
USD	787,881	Morgan Stanley	IDR*	10,683,740,000	11/22/2017	1,461
USD	913,464	Bank of Montreal	MXN	17,450,000	11/22/2017	4,630
USD	751,185	Goldman Sachs & Co.	MYR*	3,170,000	11/22/2017	3,078
USD	594,427	BNP Paribas SA	PHP*	30,720,000	11/22/2017	183
USD	420,547	Bank of Montreal	PLN	1,510,000	11/22/2017	5,599
USD	1,515,112	Goldman Sachs & Co.	RUB*	87,550,000	11/22/2017	19,657
USD	852,434	BNP Paribas SA	THB	28,280,000	11/22/2017	1,116
USD	646,865	Bank of Montreal	TRY	2,400,000	11/22/2017	18,416
USD	2,628,107	Bank of Montreal	ZAR	36,180,000	11/22/2017	79,025
Total unrealized appreciation						$213,966

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	225

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	2,959,274	Goldman Sachs & Co.	INR*	193,140,000	11/22/2017	$(14,537)
USD	7,101,845	Goldman Sachs & Co.	KRW*	8,045,680,000	11/22/2017	(80,212)
USD	5,388,505	Toronto-Dominion Bank (The)	TWD*	163,040,000	11/22/2017	(22,293)
Total unrealized depreciation						$(117,042)
Net unrealized appreciation						$96,924

*Non-deliverable	forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

BRL – Brazilian Real

CLP – Chilean Peso

EUR – Euro

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

THB – Thai Baht

TRY – Turkish Lira

TWD – Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

226	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® US Quality Large Cap Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 99.6%
Aerospace & Defense – 2.5%
Boeing Co. (The)	1,989	$513,122
Spirit AeroSystems Holdings, Inc., Class A	1,887	151,149
		664,271
Airlines – 1.4%
Delta Air Lines, Inc.	2,822	141,185
JetBlue Airways Corp.*	6,290	120,453
United Continental Holdings, Inc.*	2,040	119,299
		380,937
Auto Components – 0.6%
Lear Corp.	901	158,207
Banks – 6.9%
Bank of America Corp.	24,259	664,454
Citigroup, Inc.	7,973	586,016
Fifth Third Bancorp	5,440	157,216
JPMorgan Chase & Co.	935	94,070
PNC Financial Services Group, Inc. (The)	2,703	369,743
		1,871,499
Beverages – 0.1%
Brown-Forman Corp., Class A	612	35,086
Biotechnology – 1.0%
Amgen, Inc.	1,547	271,065
Capital Markets – 4.9%
Ameriprise Financial, Inc.	1,088	170,315
Goldman Sachs Group, Inc. (The)	1,785	432,827
Morgan Stanley	7,769	388,450
MSCI, Inc.	1,224	143,649
State Street Corp.	1,394	128,248
T. Rowe Price Group, Inc.	816	75,806
		1,339,295
Chemicals – 1.9%
Celanese Corp., Series A	1,479	154,274
Eastman Chemical Co.	1,649	149,746

Investments	Shares	Value
Chemicals – (continued)
LyondellBasell Industries NV, Class A	1,938	$200,641
		504,661
Communications Equipment – 1.9%
Cisco Systems, Inc.	15,419	526,559
Consumer Finance – 2.7%
Ally Financial, Inc.	6,290	164,358
American Express Co.	3,315	316,649
Capital One Financial Corp.	2,805	258,565
		739,572
Containers & Packaging – 0.6%
Packaging Corp. of America	1,326	154,174
Diversified Financial Services – 0.3%
Berkshire Hathaway, Inc., Class B*	493	92,162
Diversified Telecommunication Services – 1.0%
AT&T, Inc.	7,752	260,855
Electric Utilities – 3.4%
Edison International	1,853	148,147
Entergy Corp.	1,428	123,179
Exelon Corp.	5,168	207,805
FirstEnergy Corp.	4,148	136,677
NextEra Energy, Inc.	1,955	303,162
		918,970
Electrical Equipment – 0.7%
Eaton Corp. plc	2,465	197,249
Electronic Equipment, Instruments & Components – 1.9%
Corning, Inc.	5,678	177,778
Flex Ltd.*	7,973	141,919
TE Connectivity Ltd.	2,006	182,486
		502,183
Energy Equipment & Services – 0.5%
National Oilwell Varco, Inc.	3,723	127,289
Equity Real Estate Investment Trusts (REITs) – 4.0%
AvalonBay Communities, Inc.	816	147,965
Camden Property Trust	442	40,328

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	227

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Duke Realty Corp.	4,760	$135,565
Equity Residential	2,176	146,358
Essex Property Trust, Inc.	544	142,762
Host Hotels & Resorts, Inc.	7,769	151,962
Prologis, Inc.	3,094	199,810
Public Storage	119	24,663
Welltower, Inc.	1,292	86,512
		1,075,925
Food & Staples Retailing – 3.5%
CVS Health Corp.	5,287	362,318
Sysco Corp.	1,955	108,737
Wal-Mart Stores, Inc.	5,593	488,325
		959,380
Food Products – 3.0%
Archer-Daniels-Midland Co.	3,689	150,769
Bunge Ltd.	1,734	119,265
Conagra Brands, Inc.	3,621	123,693
Ingredion, Inc.	1,020	127,857
JM Smucker Co. (The)	1,241	131,608
Tyson Foods, Inc., Class A	2,295	167,329
		820,521
Health Care Equipment & Supplies – 2.4%
Baxter International, Inc.	2,890	186,318
Danaher Corp.	3,570	329,404
Varian Medical Systems, Inc.*	1,309	136,385
		652,107
Health Care Providers & Services – 4.6%
Anthem, Inc.	1,479	309,422
Express Scripts Holding Co.*	3,213	196,925
Humana, Inc.	850	217,047
UnitedHealth Group, Inc.	2,465	518,192
		1,241,586
Hotels, Restaurants & Leisure – 2.0%
Darden Restaurants, Inc.	1,598	131,467
Domino’s Pizza, Inc.	663	121,329
Royal Caribbean Cruises Ltd.	1,224	151,495
Yum Brands, Inc.	2,023	150,612
		554,903

Investments	Shares	Value
Household Durables – 1.8%
DR Horton, Inc.	3,842	$169,855
NVR, Inc.*	45	147,661
PulteGroup, Inc.	5,542	167,535
		485,051
Household Products – 0.5%
Church & Dwight Co., Inc.	2,839	128,238
Independent Power and Renewable Electricity Producers – 0.5%
NRG Energy, Inc.	5,202	130,050
Industrial Conglomerates – 0.1%
3M Co.	102	23,479
Insurance – 2.0%
Everest Re Group Ltd.	544	129,173
Lincoln National Corp.	2,023	153,303
Loews Corp.	3,009	148,976
Unum Group	1,989	103,507
		534,959
Internet & Direct Marketing Retail – 0.6%
Amazon.com, Inc.*	140	154,739
Internet Software & Services – 2.9%
Alphabet, Inc., Class A*	15	15,496
Alphabet, Inc., Class C*	247	251,110
eBay, Inc.*	5,882	221,398
Facebook, Inc., Class A*	850	153,051
VeriSign, Inc.*	1,428	153,539
		794,594
IT Services – 3.9%
Amdocs Ltd.	680	44,268
Cognizant Technology Solutions Corp., Class A	3,366	254,705
DXC Technology Co.	1,700	155,584
International Business Machines Corp.	2,856	439,996
Total System Services, Inc.	2,057	148,207
		1,042,760
Machinery – 2.9%
Cummins, Inc.	952	168,390
Deere & Co.	272	36,143

See Accompanying Notes to the Financial Statements.

228	FLEXSHARES ANNUAL REPORT

FlexShares® US Quality Large Cap Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Machinery – (continued)
Illinois Tool Works, Inc.	1,802	$282,049
Ingersoll-Rand plc	1,717	152,126
Pentair plc	2,278	160,508
		799,216
Media – 1.1%
Discovery Communications, Inc., Class A*	5,423	102,386
Discovery Communications, Inc., Class C*	6,579	117,172
Scripps Networks Interactive, Inc., Class A	1,071	89,193
		308,751
Metals & Mining – 0.6%
Nucor Corp.	2,635	152,382
Multiline Retail – 0.7%
Target Corp.	3,009	177,651
Multi-Utilities – 1.1%
CenterPoint Energy, Inc.	4,947	146,333
DTE Energy Co.	1,394	153,981
		300,314
Oil, Gas & Consumable Fuels – 5.8%
Chevron Corp.	5,185	600,890
ConocoPhillips	6,834	349,559
Exxon Mobil Corp.	3,094	257,885
Phillips 66	1,700	154,836
Valero Energy Corp.	2,584	203,852
		1,567,022
Pharmaceuticals – 4.6%
Allergan plc	1,768	313,343
Johnson & Johnson	4,675	651,742
Merck & Co., Inc.	5,083	280,022
		1,245,107
Semiconductors & Semiconductor Equipment – 6.7%
Applied Materials, Inc.	6,069	342,474
Intel Corp.	13,889	631,811
KLA-Tencor Corp.	1,411	153,644

Investments	Shares	Value
Semiconductors & Semiconductor Equipment – (continued)
Lam Research Corp.	986	$205,650
Microchip Technology, Inc.	1,853	175,664
Micron Technology, Inc.*	5,100	225,981
Texas Instruments, Inc.	935	90,405
		1,825,629
Software – 3.5%
Activision Blizzard, Inc.	1,088	71,253
CA, Inc.	4,250	137,615
Microsoft Corp.	4,131	343,617
Symantec Corp.	4,913	159,672
Synopsys, Inc.*	663	57,363
VMware, Inc., Class A*	1,411	168,883
		938,403
Specialty Retail – 3.2%
Best Buy Co., Inc.	2,465	137,991
Gap, Inc. (The)	5,559	144,478
Home Depot, Inc. (The)	3,451	572,107
		854,576
Technology Hardware, Storage & Peripherals – 4.2%
Apple, Inc.	4,284	724,168
NetApp, Inc.	3,400	151,028
Seagate Technology plc	2,822	104,329
Western Digital Corp.	1,853	165,417
		1,144,942
Textiles, Apparel & Luxury Goods – 0.2%
PVH Corp.	357	45,271
Tobacco – 0.4%
Altria Group, Inc.	1,683	108,082
Wireless Telecommunication Services – 0.5%
T-Mobile US, Inc.*	2,312	138,188
Total Common Stocks (Cost $24,483,051)		26,947,860

Total Investments – 99.6% (Cost $24,483,051)		26,947,860
Other Assets Less Liabilities – 0.4%		107,345
NET ASSETS – 100.0%		$27,055,205

*	Non-income producing security.

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	229

FlexShares® US Quality Large Cap Index Fund (cont.)

Percentages shown are based on Net Assets.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,068,349
Aggregate gross unrealized depreciation	(603,375)
Net unrealized appreciation	$2,464,974
Federal income tax cost	$24,482,886

See Accompanying Notes to the Financial Statements.

230	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® US ESG Impact Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 99.1%
Aerospace & Defense – 0.5%
L3 Technologies, Inc.	31	$5,803
United Technologies Corp.	499	59,760
		65,563
Air Freight & Logistics – 1.2%
Expeditors International of Washington, Inc.	139	8,115
FedEx Corp.	202	45,614
United Parcel Service, Inc., Class B	886	104,131
		157,860
Airlines – 0.3%
Alaska Air Group, Inc.	103	6,801
American Airlines Group, Inc.	468	21,912
Delta Air Lines, Inc.	162	8,105
United Continental Holdings, Inc.*	162	9,473
		46,291
Auto Components – 0.1%
Autoliv, Inc.	72	8,990
BorgWarner, Inc.	54	2,847
Goodyear Tire & Rubber Co. (The)	144	4,405
		16,242
Automobiles – 1.3%
Ford Motor Co.	3,109	38,147
General Motors Co.	1,836	78,911
Harley-Davidson, Inc.	117	5,539
Tesla, Inc.*	162	53,708
		176,305
Banks – 8.3%
Bank of America Corp.	12,082	330,926
BB&T Corp.	621	30,578
CIT Group, Inc.	441	20,559
Citigroup, Inc.	3,325	244,388
Citizens Financial Group, Inc.	585	22,236
Comerica, Inc.	76	5,971
First Republic Bank	90	8,766
JPMorgan Chase & Co.	3,582	360,385

Investments	Shares	Value
Banks – (continued)
KeyCorp	1,633	$29,802
PNC Financial Services Group, Inc. (The)	202	27,632
US Bancorp	909	49,431
		1,130,674
Beverages – 2.9%
Brown-Forman Corp., Class B	279	15,909
Coca-Cola Co. (The)	4,306	197,990
Coca-Cola European Partners plc	229	9,357
Dr Pepper Snapple Group, Inc.	387	33,150
PepsiCo, Inc.	1,192	131,394
		387,800
Biotechnology – 0.6%
Amgen, Inc.	301	52,741
Biogen, Inc.*	36	11,220
Vertex Pharmaceuticals, Inc.*	144	21,057
		85,018
Building Products – 0.3%
Fortune Brands Home & Security, Inc.	99	6,540
Johnson Controls International plc	567	23,468
Masco Corp.	171	6,809
		36,817
Capital Markets – 2.5%
Ameriprise Financial, Inc.	126	19,724
Bank of New York Mellon Corp. (The)	1,458	75,014
Cboe Global Markets, Inc.	94	10,627
E*TRADE Financial Corp.*	108	4,708
Goldman Sachs Group, Inc. (The)	387	93,840
Morgan Stanley	1,449	72,450
MSCI, Inc.	76	8,919
S&P Global, Inc.	274	42,873
SEI Investments Co.	184	11,870
		340,025
Chemicals – 2.5%
Air Products & Chemicals, Inc.	108	17,218
Celanese Corp., Series A	135	14,082
DowDuPont, Inc.	1,116	80,698

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	231

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Chemicals – (continued)
Eastman Chemical Co.	90	$8,173
Ecolab, Inc.	342	44,686
FMC Corp.	9	836
International Flavors & Fragrances, Inc.	72	10,614
LyondellBasell Industries NV, Class A	288	29,817
Monsanto Co.	562	68,058
Mosaic Co. (The)	207	4,624
PPG Industries, Inc.	202	23,481
Sherwin-Williams Co. (The)	103	40,700
		342,987
Commercial Services & Supplies – 0.2%
Cintas Corp.	81	12,072
Waste Management, Inc.	180	14,791
		26,863
Communications Equipment – 1.4%
Cisco Systems, Inc.	4,846	165,491
F5 Networks, Inc.*	135	16,372
Motorola Solutions, Inc.	108	9,778
		191,641
Construction Materials – 0.1%
Vulcan Materials Co.	108	13,149
Consumer Finance – 1.0%
Ally Financial, Inc.	238	6,219
American Express Co.	423	40,405
Capital One Financial Corp.	621	57,244
Synchrony Financial	823	26,846
		130,714
Containers & Packaging – 0.3%
Ball Corp.	171	7,341
International Paper Co.	148	8,476
Packaging Corp. of America	103	11,976
Sealed Air Corp.	90	3,980
WestRock Co.	130	7,973
		39,746
Diversified Financial Services – 2.2%
Berkshire Hathaway, Inc., Class B*	1,584	296,113

Investments	Shares	Value
Diversified Financial Services – (continued)
Voya Financial, Inc.	171	$6,867
		302,980
Diversified Telecommunication Services – 3.9%
AT&T, Inc.	6,741	226,835
CenturyLink, Inc.	1,480	28,105
Level 3 Communications, Inc.*	540	28,960
Verizon Communications, Inc.	5,197	248,780
		532,680
Electric Utilities – 1.3%
Alliant Energy Corp.	202	8,738
Duke Energy Corp.	868	76,653
Entergy Corp.	54	4,658
Eversource Energy	409	25,620
NextEra Energy, Inc.	234	36,286
Pinnacle West Capital Corp.	63	5,526
PPL Corp.	594	22,311
		179,792
Electrical Equipment – 0.3%
AMETEK, Inc.	166	11,204
Eaton Corp. plc	409	32,728
		43,932
Electronic Equipment, Instruments & Components – 0.3%
Amphenol Corp., Class A	175	15,225
CDW Corp.	342	23,940
		39,165
Energy Equipment & Services – 0.8%
Baker Hughes a GE Co.	796	25,018
Halliburton Co.	283	12,096
Schlumberger Ltd.	1,201	76,864
		113,978
Equity Real Estate Investment Trusts (REITs) – 1.4%
American Tower Corp.	265	38,073
Digital Realty Trust, Inc.	63	7,462
Federal Realty Investment Trust	81	9,762
HCP, Inc.	634	16,383
Host Hotels & Resorts, Inc.	850	16,626
Iron Mountain, Inc.	301	12,040
Prologis, Inc.	180	11,624

See Accompanying Notes to the Financial Statements.

232	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Realty Income Corp.	36	$1,932
Ventas, Inc.	315	19,766
Vornado Realty Trust	225	16,844
Weyerhaeuser Co.	1,152	41,368
		191,880
Food & Staples Retailing – 1.5%
Costco Wholesale Corp.	292	47,035
CVS Health Corp.	1,179	80,797
Kroger Co. (The)	1,071	22,170
Sysco Corp.	630	35,041
Walgreens Boots Alliance, Inc.	274	18,158
		203,201
Food Products – 1.9%
Archer-Daniels-Midland Co.	247	10,095
Campbell Soup Co.	337	15,964
Conagra Brands, Inc.	544	18,583
General Mills, Inc.	756	39,252
Hershey Co. (The)	184	19,537
Ingredion, Inc.	81	10,153
JM Smucker Co. (The)	193	20,468
Kellogg Co.	279	17,446
Kraft Heinz Co. (The)	598	46,243
Mondelez International, Inc., Class A	1,089	45,117
Tyson Foods, Inc., Class A	297	21,654
		264,512
Health Care Equipment & Supplies – 2.3%
Abbott Laboratories	1,966	106,616
Becton Dickinson and Co.	225	46,951
Danaher Corp.	441	40,691
Edwards Lifesciences Corp.*	144	14,721
Hologic, Inc.*	328	12,415
IDEXX Laboratories, Inc.*	40	6,647
Medtronic plc	918	73,917
Teleflex, Inc.	27	6,398
Varian Medical Systems, Inc.*	36	3,751
		312,107
Health Care Providers & Services – 0.7%
Aetna, Inc.	207	35,196

Investments	Shares	Value
Health Care Providers & Services – (continued)
Anthem, Inc.	22	$4,603
Cigna Corp.	265	52,263
		92,062
Hotels, Restaurants & Leisure – 2.6%
Carnival Corp.	391	25,959
Darden Restaurants, Inc.	63	5,183
Domino’s Pizza, Inc.	18	3,294
Hilton Worldwide Holdings, Inc.	40	2,891
Marriott International, Inc., Class A	391	46,717
McDonald’s Corp.	918	153,223
Royal Caribbean Cruises Ltd.	220	27,229
Starbucks Corp.	1,224	67,124
Wyndham Worldwide Corp.	81	8,655
Yum Brands, Inc.	261	19,432
		359,707
Household Products – 2.9%
Church & Dwight Co., Inc.	612	27,644
Clorox Co. (The)	252	31,885
Colgate-Palmolive Co.	1,206	84,963
Kimberly-Clark Corp.	72	8,101
Procter & Gamble Co. (The)	2,821	243,565
		396,158
Industrial Conglomerates – 2.7%
3M Co.	733	168,729
General Electric Co.	9,346	188,415
Roper Technologies, Inc.	63	16,265
		373,409
Insurance – 1.8%
Aflac, Inc.	468	39,260
Allstate Corp. (The)	279	26,187
Arthur J Gallagher & Co.	166	10,513
Chubb Ltd.	144	21,718
Hartford Financial Services Group, Inc. (The)	364	20,038
Loews Corp.	166	8,219
MetLife, Inc.	454	24,325
Principal Financial Group, Inc.	157	10,338
Progressive Corp. (The)	495	24,082
Prudential Financial, Inc.	49	5,413

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	233

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – (continued)
Reinsurance Group of America, Inc.	153	$22,855
Travelers Cos., Inc. (The)	126	16,689
Unum Group	76	3,955
Willis Towers Watson plc	58	9,343
		242,935
Internet & Direct Marketing Retail – 5.0%
Amazon.com, Inc.*	495	547,114
Netflix, Inc.*	324	63,643
Priceline Group, Inc. (The)*	36	68,831
		679,588
Internet Software & Services – 4.8%
Alphabet, Inc., Class C*	373	379,207
Facebook, Inc., Class A*	1,557	280,353
		659,560
IT Services – 2.2%
Accenture plc, Class A	814	115,881
Amdocs Ltd.	85	5,533
Automatic Data Processing, Inc.	94	10,928
Cognizant Technology Solutions Corp., Class A	148	11,199
DXC Technology Co.	121	11,074
International Business Machines Corp.	877	135,111
Jack Henry & Associates, Inc.	67	7,379
Total System Services, Inc.	112	8,070
		305,175
Leisure Products – 0.2%
Hasbro, Inc.	166	15,370
Mattel, Inc.	621	8,768
		24,138
Life Sciences Tools & Services – 0.6%
Agilent Technologies, Inc.	297	20,205
Thermo Fisher Scientific, Inc.	306	59,312
		79,517
Machinery – 2.0%
Caterpillar, Inc.	598	81,209
Cummins, Inc.	94	16,627

Investments	Shares	Value
Machinery – (continued)
Deere & Co.	256	$34,017
Dover Corp.	247	23,586
Illinois Tool Works, Inc.	306	47,895
Ingersoll-Rand plc	252	22,327
Pentair plc	112	7,892
Stanley Black & Decker, Inc.	153	24,717
Xylem, Inc.	121	8,050
		266,320
Media – 2.1%
Comcast Corp., Class A	1,062	38,264
Interpublic Group of Cos., Inc. (The)	540	10,395
Time Warner, Inc.	711	69,884
Walt Disney Co. (The)	1,710	167,255
		285,798
Metals & Mining – 0.2%
Newmont Mining Corp.	612	22,130
Mortgage Real Estate Investment Trusts (REITs) – 0.1%
Annaly Capital Management, Inc.	814	9,328
Multiline Retail – 0.5%
Dollar General Corp.	189	15,279
Kohl’s Corp.	175	7,308
Macy’s, Inc.	207	3,883
Target Corp.	688	40,620
		67,090
Multi-Utilities – 0.3%
CenterPoint Energy, Inc.	396	11,714
CMS Energy Corp.	153	7,400
Sempra Energy	36	4,230
WEC Energy Group, Inc.	202	13,613
		36,957
Oil, Gas & Consumable Fuels – 6.9%
Andeavor	243	25,816
Chevron Corp.	2,569	297,721
ConocoPhillips	1,003	51,304
Devon Energy Corp.	868	32,029
EQT Corp.	148	9,256
Exxon Mobil Corp.	4,909	409,165
Hess Corp.	553	24,421

See Accompanying Notes to the Financial Statements.

234	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Newfield Exploration Co.*	315	$9,699
Phillips 66	490	44,629
Range Resources Corp.	378	6,846
Valero Energy Corp.	387	30,530
		941,416
Personal Products – 0.3%
Estee Lauder Cos., Inc. (The), Class A	306	34,214
Pharmaceuticals – 2.5%
Eli Lilly & Co.	729	59,734
Merck & Co., Inc.	1,755	96,683
Pfizer, Inc.	5,350	187,571
		343,988
Real Estate Management & Development – 0.1%
CBRE Group, Inc., Class A*	202	7,943
Semiconductors & Semiconductor Equipment – 4.3%
Intel Corp.	5,557	252,788
Lam Research Corp.	99	20,648
Microchip Technology, Inc.	220	20,856
NVIDIA Corp.	751	155,314
Texas Instruments, Inc.	1,278	123,570
Xilinx, Inc.	175	12,896
		586,072
Software – 6.7%
Adobe Systems, Inc.*	459	80,398
Autodesk, Inc.*	283	35,364
CA, Inc.	49	1,587
Dell Technologies, Inc., Class V*	58	4,801
Intuit, Inc.	261	39,416
Microsoft Corp.	8,478	705,200
Snap, Inc., Class A*	441	6,765
Splunk, Inc.*	130	8,749
Symantec Corp.	814	26,455
		908,735
Specialty Retail – 2.0%
Bed Bath & Beyond, Inc.	189	3,761
Best Buy Co., Inc.	270	15,114
Foot Locker, Inc.	162	4,873

Investments	Shares	Value
Specialty Retail – (continued)
Home Depot, Inc. (The)	828	$137,266
Lowe’s Cos., Inc.	882	70,516
Tiffany & Co.	85	7,958
TJX Cos., Inc. (The)	342	23,872
Ulta Beauty, Inc.*	76	15,336
		278,696
Technology Hardware, Storage & Peripherals – 5.6%
Apple, Inc.	4,063	686,809
Hewlett Packard Enterprise Co.	1,498	20,852
HP, Inc.	1,903	41,010
Seagate Technology plc	126	4,658
Xerox Corp.	279	8,457
		761,786
Textiles, Apparel & Luxury Goods – 0.9%
Hanesbrands, Inc.	292	6,570
Michael Kors Holdings Ltd.*	229	11,178
NIKE, Inc., Class B	1,111	61,094
PVH Corp.	40	5,072
Tapestry, Inc.	279	11,425
VF Corp.	468	32,596
		127,935
Tobacco – 1.4%
Altria Group, Inc.	1,849	118,743
Philip Morris International, Inc.	666	69,690
		188,433
Trading Companies & Distributors – 0.1%
Fastenal Co.	315	14,795
HD Supply Holdings, Inc.*	135	4,778
		19,573
Water Utilities – 0.2%
American Water Works Co., Inc.	265	23,256
Total Common Stocks (Cost $11,972,930)		13,493,841

Total Investments – 99.1% (Cost $11,972,930)		13,493,841
Other Assets Less Liabilities – 0.9%		115,725
NET ASSETS – 100.0%		$13,609,566

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	235

FlexShares® STOXX® US ESG Impact Index Fund (cont.)

*	Non-income producing security.

Percentages shown are based on Net Assets.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,742,482
Aggregate gross unrealized depreciation	(228,627)
Net unrealized appreciation	$1,513,855
Federal income tax cost	$11,980,631

Futures Contracts

FlexShares® STOXX® US ESG Impact Index Fund had the following open futures contract as of October 31, 2017:

	Number of Contract	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini Index	1	12/15/2017	USD	$128,635	$645

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

236	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® Global ESG Impact Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 98.8%
Aerospace & Defense – 0.3%
Cobham plc*	532	$982
Meggitt plc	567	3,904
Saab AB, Class B	98	5,008
United Technologies Corp.	532	63,712
Zodiac Aerospace	217	6,206
		79,812
Air Freight & Logistics – 1.0%
Bollore SA	7	34
Deutsche Post AG (Registered)	1,806	82,725
Expeditors International of Washington, Inc.	301	17,572
FedEx Corp.	329	74,292
United Parcel Service, Inc., Class B	1,099	129,166
		303,789
Airlines – 0.3%
Air France-KLM*	224	3,510
Alaska Air Group, Inc.	224	14,791
American Airlines Group, Inc.	259	12,126
Deutsche Lufthansa AG (Registered)	315	10,055
International Consolidated Airlines Group SA, DI	1,505	12,711
Qantas Airways Ltd.	3,647	17,197
Singapore Airlines Ltd.	700	5,277
United Continental Holdings, Inc.*	301	17,602
		93,269
Auto Components – 0.6%
Autoliv, Inc.	105	13,110
Bridgestone Corp.	2,800	132,817
Cie Generale des Etablissements Michelin	217	31,397
GKN plc	679	2,858
NGK Spark Plug Co. Ltd.	700	15,765
Nokian Renkaat OYJ	84	3,853
Valeo SA	98	6,633
		206,433
Automobiles – 1.9%
Bayerische Motoren Werke AG	602	61,364

Investments	Shares	Value
Automobiles – (continued)
Daimler AG (Registered)	1,533	$127,315
Ferrari NV	175	20,978
Fiat Chrysler Automobiles NV*	1,127	19,483
Ford Motor Co.	2,317	28,430
General Motors Co.	2,037	87,550
Harley-Davidson, Inc.	182	8,616
Honda Motor Co. Ltd.	5,800	179,824
Peugeot SA	602	14,282
Porsche Automobil Holding SE (Preference)	77	5,589
Renault SA	252	24,994
Tesla, Inc.*	133	44,093
		622,518
Banks – 10.0%
ABN AMRO Group NV, CVA(a)	140	4,324
Allied Irish Banks plc	588	3,476
Australia & New Zealand Banking Group Ltd.	4,054	93,003
Banco Bilbao Vizcaya Argentaria SA	9,835	86,079
Banco Santander SA	20,993	142,406
Bank of America Corp.	20,265	555,058
Bank of Ireland Group plc	70	549
Bank of Montreal	665	50,983
Bank of Nova Scotia (The)	1,351	87,279
Bankinter SA	378	3,568
Barclays plc	15,687	38,736
BNP Paribas SA	1,449	113,164
BPER Banca	1,232	6,005
CaixaBank SA	1,092	5,111
CIT Group, Inc.	210	9,790
Citigroup, Inc.	6,209	456,362
Commerzbank AG*	1,253	17,173
Commonwealth Bank of Australia	2,877	171,247
Concordia Financial Group Ltd.	2,800	14,662
Danske Bank A/S	707	26,974
DNB ASA	315	6,064
Erste Group Bank AG*	322	13,838
Hang Seng Bank Ltd.	700	16,572
HSBC Holdings plc	22,071	215,217
ING Groep NV	6,440	118,986
Intesa Sanpaolo SpA	13,209	44,409

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	237

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Banks – (continued)
JPMorgan Chase & Co.	645	$64,893
JPMorgan Chase & Co.	2,260	227,379
KBC Group NV	133	11,049
KeyCorp	2,037	37,175
Lloyds Banking Group plc	84,504	76,633
National Australia Bank Ltd.	2,898	72,572
Nordea Bank AB	1,064	12,862
Raiffeisen Bank International AG*	105	3,659
Royal Bank of Scotland Group plc*	3,136	11,765
Skandinaviska Enskilda Banken AB, Class A	665	8,198
Societe Generale SA	343	19,100
Standard Chartered plc*	3,619	36,063
Svenska Handelsbanken AB, Class A	2,170	31,104
Swedbank AB, Class A	749	18,591
Toronto-Dominion Bank (The)	1,981	112,704
UniCredit SpA*	2,521	48,252
Unione di Banche Italiane SpA	1,778	8,351
United Overseas Bank Ltd.	700	12,650
Westpac Banking Corp.	3,829	96,855
		3,210,890
Beverages – 2.9%
Anheuser-Busch InBev SA/NV	525	64,248
Asahi Group Holdings Ltd.	1,500	68,129
Brown-Forman Corp., Class B	294	16,764
Carlsberg A/S, Class B	161	18,387
Coca-Cola Amatil Ltd.	833	5,205
Coca-Cola Co. (The)	4,970	228,521
Coca-Cola European Partners plc	385	15,731
Coca-Cola HBC AG, DI*	364	12,302
Diageo plc	2,989	102,089
Dr Pepper Snapple Group, Inc.	182	15,590
Heineken Holding NV	91	8,449
Heineken NV	217	21,149
Kirin Holdings Co. Ltd.	3,000	71,403
Molson Coors Brewing Co., Class B	182	14,718
PepsiCo, Inc.	1,911	210,650
Pernod Ricard SA	287	43,046
Suntory Beverage & Food Ltd.	500	22,837
Thai Beverage PCL	3,500	2,518
		941,736

Investments	Shares	Value
Biotechnology – 1.5%
AbbVie, Inc.	1,645	$148,461
Amgen, Inc.	728	127,560
CSL Ltd.	623	66,365
Galapagos NV*	42	4,075
Grifols SA	532	16,656
Regeneron Pharmaceuticals, Inc.*	70	28,184
Shire plc	1,260	62,260
Vertex Pharmaceuticals, Inc.*	273	39,921
		493,482
Building Products – 1.1%
Asahi Glass Co. Ltd.	1,400	54,581
Assa Abloy AB, Class B	1,638	34,573
Cie de Saint-Gobain	532	31,211
Daikin Industries Ltd.	900	98,768
Geberit AG (Registered)	35	15,857
Johnson Controls International plc	721	29,842
LIXIL Group Corp.	1,400	38,317
Masco Corp.	567	22,578
Nibe Industrier AB, Class B	301	3,011
TOTO Ltd.	200	9,733
		338,471
Capital Markets – 2.2%
3i Group plc	1,736	22,154
Bank of New York Mellon Corp. (The)	1,491	76,712
Brookfield Asset Management, Inc., Class A	385	16,163
Credit Suisse Group AG (Registered)*	1,967	31,040
Deutsche Bank AG (Registered)	3,416	55,514
Deutsche Boerse AG	294	30,373
Euronext NV(a)	42	2,496
Goldman Sachs Group, Inc. (The)	434	105,236
Hargreaves Lansdown plc	252	5,294
Hong Kong Exchanges & Clearing Ltd.	1,400	38,976
IG Group Holdings plc	105	911
Investec plc	623	4,265
Julius Baer Group Ltd.*	259	15,330
Macquarie Group Ltd.	462	34,839
Morgan Stanley	1,351	67,550
MSCI, Inc.	28	3,286
Natixis SA	749	5,874

See Accompanying Notes to the Financial Statements.

238	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Capital Markets – (continued)
S&P Global, Inc.	413	$64,622
Schroders plc	112	5,195
SEI Investments Co.	189	12,192
St James’s Place plc	693	10,832
Thomson Reuters Corp.	455	21,291
UBS Group AG (Registered)*	4,473	76,195
		706,340
Chemicals – 2.7%
Air Liquide SA	423	53,860
Air Products & Chemicals, Inc.	175	27,900
Akzo Nobel NV	441	39,938
Arkema SA	98	12,381
BASF SE	1,029	112,226
Celanese Corp., Series A	182	18,985
Covestro AG(a)	35	3,358
DowDuPont, Inc.	2,254	162,987
Eastman Chemical Co.	77	6,992
Ecolab, Inc.	364	47,560
FMC Corp.	77	7,150
Givaudan SA (Registered)	7	15,646
International Flavors & Fragrances, Inc.	112	16,511
Johnson Matthey plc	287	12,886
JSR Corp.	200	3,851
K+S AG (Registered)	91	2,207
Koninklijke DSM NV	224	19,112
Linde AG	168	36,285
LyondellBasell Industries NV, Class A	329	34,061
Mitsui Chemicals, Inc.	400	12,250
Monsanto Co.	581	70,359
Mosaic Co. (The)	455	10,165
Nitto Denko Corp.	300	27,735
Novozymes A/S, Class B	133	7,346
Orica Ltd.	777	12,434
Potash Corp. of Saskatchewan, Inc.	763	14,862
PPG Industries, Inc.	266	30,920
Praxair, Inc.	119	17,388
Sherwin-Williams Co. (The)	49	19,362
Sika AG	1	7,409
Solvay SA	28	4,161

Investments	Shares	Value
Chemicals – (continued)
Yara International ASA	224	$10,617
		878,904
Commercial Services & Supplies – 0.3%
Aggreko plc	301	3,745
Brambles Ltd.	1,491	10,815
Cintas Corp.	126	18,779
Dai Nippon Printing Co. Ltd.	700	16,664
Edenred	119	3,431
ISS A/S	126	5,334
Rentokil Initial plc	2,751	12,267
Toppan Printing Co. Ltd.	1,000	10,103
		81,138
Communications Equipment – 0.9%
Cisco Systems, Inc.	6,447	220,165
Motorola Solutions, Inc.	217	19,647
Nokia OYJ	4,816	23,653
Telefonaktiebolaget LM Ericsson, Class B	3,115	19,609
		283,074
Construction & Engineering – 0.5%
Balfour Beatty plc	259	942
Bouygues SA	350	16,805
Eiffage SA	119	12,434
Ferrovial SA	735	15,969
HOCHTIEF AG	28	4,942
Kajima Corp.	3,000	30,969
NCC AB, Class B	357	7,705
Vinci SA	651	63,742
		153,508
Construction Materials – 0.2%
CRH plc	798	30,092
Imerys SA	21	1,913
LafargeHolcim Ltd. (Registered)*	469	26,513
Taiheiyo Cement Corp.	200	7,956
Wienerberger AG	98	2,518
		68,992
Consumer Finance – 0.3%
Capital One Financial Corp.	693	63,881

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	239

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Consumer Finance – (continued)
Synchrony Financial	1,421	$46,353
		110,234
Containers & Packaging – 0.3%
Amcor Ltd.	2,205	26,780
BillerudKorsnas AB	336	5,783
DS Smith plc	322	2,228
Huhtamaki OYJ	119	5,071
International Paper Co.	574	32,873
Packaging Corp. of America	133	15,464
RPC Group plc	168	2,103
Smurfit Kappa Group plc	182	5,429
		95,731
Distributors – 0.0%(b)
Inchcape plc	301	3,124
Diversified Financial Services – 1.2%
Berkshire Hathaway, Inc., Class B*	1,848	345,465
Eurazeo SA	78	7,252
Kinnevik AB, Class B	196	6,431
Voya Financial, Inc.	462	18,554
		377,702
Diversified Telecommunication Services – 1.8%
AT&T, Inc.	4,879	164,178
CenturyLink, Inc.	821	15,591
Deutsche Telekom AG (Registered)	1,680	30,609
Elisa OYJ	112	4,513
Iliad SA	14	3,496
Koninklijke KPN NV	4,193	14,478
Level 3 Communications, Inc.*	246	13,193
Orange SA	371	6,088
PCCW Ltd.	28,000	15,432
Proximus SADP	77	2,557
Singapore Telecommunications Ltd.	8,400	23,121
Swisscom AG (Registered)	63	31,854
Telecom Italia SpA*	22,050	19,137
Telenor ASA	812	17,219
Telia Co. AB	1,260	5,832
TELUS Corp.	154	5,581

Investments	Shares	Value
Diversified Telecommunication Services – (continued)
Verizon Communications, Inc.	4,340	$207,756
		580,635
Electric Utilities – 1.2%
Alliant Energy Corp.	140	6,056
Chubu Electric Power Co., Inc.	2,100	26,927
CLP Holdings Ltd.	1,000	10,171
Duke Energy Corp.	938	82,835
EDP – Energias de Portugal SA	889	3,172
Electricite de France SA	694	9,087
Endesa SA	378	8,653
Enel SpA	8,792	54,540
Eversource Energy	525	32,886
Iberdrola SA	6,881	55,615
Orsted A/S(a)	154	8,631
PG&E Corp.	777	44,887
Pinnacle West Capital Corp.	126	11,052
Red Electrica Corp. SA	378	8,371
SSE plc	911	16,719
		379,602
Electrical Equipment – 1.5%
ABB Ltd. (Registered)	2,170	56,775
Eaton Corp. plc	616	49,292
Fuji Electric Co. Ltd.	1,000	7,190
Furukawa Electric Co. Ltd.	100	6,055
Legrand SA	343	25,481
Mitsubishi Electric Corp.	7,700	130,886
Nidec Corp.	900	118,767
Schneider Electric SE*	595	52,298
Ushio, Inc.	700	9,635
Vestas Wind Systems A/S	301	26,553
		482,932
Electronic Equipment, Instruments & Components – 0.9%
AAC Technologies Holdings, Inc.	500	9,152
Amphenol Corp., Class A	70	6,090
Halma plc	700	10,987
Hexagon AB, Class B	238	12,204
Hitachi Ltd.	9,000	71,046
Ingenico Group SA	63	6,117
Murata Manufacturing Co. Ltd.	700	108,977
Omron Corp.	800	44,495

See Accompanying Notes to the Financial Statements.

240	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Electronic Equipment, Instruments & Components – (continued)
TDK Corp.	200	$15,260
Yokogawa Electric Corp.	700	13,171
		297,499
Energy Equipment & Services – 0.9%
Halliburton Co.	336	14,361
John Wood Group plc	5,680	53,667
SBM Offshore NV	175	3,123
Schlumberger Ltd.	3,339	213,696
		284,847
Equity Real Estate Investment Trusts (REITs) – 1.2%
Activia Properties, Inc.	3	11,749
Advance Residence Investment Corp.	7	16,467
AvalonBay Communities, Inc.	182	33,002
British Land Co. plc (The)	847	6,760
Dexus	2,233	16,728
Digital Realty Trust, Inc.	133	15,753
Frontier Real Estate Investment Corp.	2	7,841
GPT Group (The)	4,550	17,758
Great Portland Estates plc	868	7,164
Hammerson plc	350	2,435
Host Hotels & Resorts, Inc.	1,624	31,765
ICADE	70	6,116
Iron Mountain, Inc.	497	19,880
Japan Hotel REIT Investment Corp.	21	13,879
Kenedix Office Investment Corp.	1	5,368
Klepierre SA	392	15,593
Link REIT	3,500	29,407
Mapletree Commercial Trust	2,800	3,196
Merlin Properties Socimi SA	1,435	18,940
Mirvac Group	6,440	11,900
Mori Hills REIT Investment Corp.	9	10,503
Orix JREIT, Inc.	7	9,616
Shaftesbury plc	336	4,417
Stockland	1,547	5,361
Suntec REIT	2,100	3,006
Unibail-Rodamco SE	126	31,537
Vicinity Centres	1,575	3,200
Vornado Realty Trust	63	4,716

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Weyerhaeuser Co.	1,008	$36,197
		400,254
Food & Staples Retailing – 1.8%
Aeon Co. Ltd.	3,500	53,918
Alimentation Couche-Tard, Inc., Class B	119	5,584
Carrefour SA	700	14,091
Casino Guichard Perrachon SA	77	4,399
CVS Health Corp.	1,456	99,780
Distribuidora Internacional de Alimentacion SA	686	3,356
ICA Gruppen AB	182	6,713
J Sainsbury plc	3,976	12,804
Kesko OYJ, Class B	168	8,582
Koninklijke Ahold Delhaize NV	1,141	21,473
Kroger Co. (The)	875	18,113
Lawson, Inc.	700	45,587
Loblaw Cos. Ltd.	105	5,423
Metro, Inc.	203	6,395
Seven & i Holdings Co. Ltd.	2,100	84,495
Sugi Holdings Co. Ltd.	100	5,069
Sysco Corp.	672	37,377
Tesco plc	3,857	9,291
Walgreens Boots Alliance, Inc.	518	34,328
Wesfarmers Ltd.	1,953	62,594
Woolworths Ltd.	2,465	48,914
		588,286
Food Products – 2.1%
Archer-Daniels-Midland Co.	476	19,454
Associated British Foods plc	574	25,398
Barry Callebaut AG (Registered)*	7	10,934
Campbell Soup Co.	196	9,284
Conagra Brands, Inc.	336	11,478
Danone SA	679	55,481
General Mills, Inc.	861	44,703
Golden Agri-Resources Ltd.	12,600	3,653
Hershey Co. (The)	91	9,662
JM Smucker Co. (The)	154	16,332
Kerry Group plc, Class A	91	9,165
MEIJI Holdings Co. Ltd.	200	16,298
Mondelez International, Inc., Class A	1,729	71,632

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	241

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Food Products – (continued)
Nestle SA (Registered)	4,109	$345,852
Tyson Foods, Inc., Class A	294	21,436
Wilmar International Ltd.	1,400	3,484
		674,246
Gas Utilities – 0.2%
Gas Natural SDG SA	168	3,595
Hong Kong & China Gas Co. Ltd.	7,200	13,640
Rubis SCA	84	5,272
Tokyo Gas Co. Ltd.	1,500	37,233
		59,740
Health Care Equipment & Supplies – 2.2%
Abbott Laboratories	3,206	173,861
Ansell Ltd.	546	10,048
Baxter International, Inc.	476	30,688
Becton Dickinson and Co.	378	78,877
Cochlear Ltd.	84	11,331
Danaher Corp.	364	33,586
Edwards Lifesciences Corp.*	238	24,331
Elekta AB, Class B	441	4,241
Essilor International SA	140	17,728
Fisher & Paykel Healthcare Corp. Ltd.	742	6,735
Getinge AB, Class B	189	3,721
Hologic, Inc.*	392	14,837
IDEXX Laboratories, Inc.*	91	15,121
Koninklijke Philips NV	1,323	53,874
Medtronic plc	1,379	111,037
Olympus Corp.	1,100	40,561
Smith & Nephew plc	798	15,058
Sonova Holding AG (Registered)	77	13,912
Sysmex Corp.	500	34,014
Teleflex, Inc.	28	6,635
Varian Medical Systems, Inc.*	98	10,211
		710,407
Health Care Providers & Services – 0.9%
Aetna, Inc.	364	61,891
Anthem, Inc.	343	71,759
Cigna Corp.	469	92,496
DaVita, Inc.*	140	8,504
Fresenius Medical Care AG & Co. KGaA	21	2,031
McKesson Corp.	63	8,686

Investments	Shares	Value
Health Care Providers & Services – (continued)
Orpea	42	$5,032
Ramsay Health Care Ltd.	371	19,034
Ryman Healthcare Ltd.	14	89
Sonic Healthcare Ltd.	1,351	22,551
		292,073
Hotels, Restaurants & Leisure – 2.1%
Accor SA	84	4,192
Aristocrat Leisure Ltd.	427	7,710
Carnival Corp.	693	46,008
Carnival plc	182	11,990
Compass Group plc	749	16,441
Darden Restaurants, Inc.	161	13,246
Hilton Worldwide Holdings, Inc.	98	7,083
InterContinental Hotels Group plc	287	15,900
Las Vegas Sands Corp.	266	16,859
Marriott International, Inc., Class A	735	87,818
McDonald’s Corp.	1,120	186,939
Merlin Entertainments plc(a)	1,869	9,402
Restaurant Brands International, Inc.	224	14,483
Royal Caribbean Cruises Ltd.	371	45,919
Sands China Ltd.	2,800	13,189
SJM Holdings Ltd.	7,000	6,011
Sodexo SA	77	9,800
Star Entertainment Grp Ltd. (The)	847	3,734
Starbucks Corp.	1,645	90,212
Tabcorp Holdings Ltd.	1,323	4,555
TUI AG, DI	763	13,780
Whitbread plc	231	11,329
William Hill plc	1,778	6,101
Wyndham Worldwide Corp.	175	18,699
Yum Brands, Inc.	294	21,888
		683,288
Household Durables – 0.2%
Barratt Developments plc	1,379	11,985
Berkeley Group Holdings plc	112	5,564
Electrolux AB, Series B	147	5,197
Husqvarna AB, Class B	245	2,394
JM AB	385	10,159
SEB SA	63	11,743
Steinhoff International Holdings NV	1,645	7,317
Taylor Wimpey plc	2,499	6,620

See Accompanying Notes to the Financial Statements.

242	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Household Durables – (continued)
Whirlpool Corp.	49	$8,033
		69,012
Household Products – 1.7%
Church & Dwight Co., Inc.	476	21,501
Clorox Co. (The)	63	7,971
Colgate-Palmolive Co.	1,246	87,781
Essity AB, Class B*	343	10,255
Henkel AG & Co. KGaA (Preference)	266	37,340
Kimberly-Clark Corp.	504	56,705
Procter & Gamble Co. (The)	2,919	252,026
Reckitt Benckiser Group plc	847	75,754
		549,333
Industrial Conglomerates – 2.0%
3M Co.	987	227,198
CK Hutchison Holdings Ltd.	3,500	44,435
General Electric Co.	15,561	313,710
Keppel Corp. Ltd.	700	3,853
Siemens AG (Registered)	399	56,940
Smiths Group plc	161	3,359
		649,495
Insurance – 2.4%
Admiral Group plc	238	6,081
Aegon NV	2,073	12,239
Aflac, Inc.	595	49,914
Ageas	210	10,188
Alleghany Corp.*	28	15,854
Allstate Corp. (The)	196	18,397
Arthur J Gallagher & Co.	280	17,732
Assicurazioni Generali SpA	1,386	25,253
Aviva plc	973	6,525
AXA SA	2,233	67,453
Direct Line Insurance Group plc	2,275	11,229
Great-West Lifeco, Inc.	147	4,094
Hannover Rueck SE	70	8,778
Hartford Financial Services Group, Inc. (The)	112	6,166
Hiscox Ltd.	609	11,548
Insurance Australia Group Ltd.	3,752	18,872
Legal & General Group plc	4,284	15,189

Investments	Shares	Value
Insurance – (continued)
Mapfre SA	2,401	$7,857
Medibank Pvt Ltd.	3,024	7,118
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	252	56,380
NN Group NV	637	26,685
Old Mutual plc	2,947	7,475
Phoenix Group Holdings	1,764	17,733
Power Corp. of Canada	364	9,341
Power Financial Corp.	315	8,824
Principal Financial Group, Inc.	497	32,727
Prudential plc	3,276	80,569
QBE Insurance Group Ltd.	658	5,388
Reinsurance Group of America, Inc.	119	17,776
RSA Insurance Group plc	1,155	9,647
Sampo OYJ, Class A	448	23,475
Sompo Holdings, Inc.	900	35,951
Standard Life Aberdeen plc	3,381	19,297
Swiss Life Holding AG (Registered)*	35	12,177
Swiss Re AG	427	40,203
Tryg A/S	161	3,834
Zurich Insurance Group AG	189	57,735
		785,704
Internet & Direct Marketing Retail – 2.2%
Amazon.com, Inc.*	490	541,587
Expedia, Inc.	98	12,217
Netflix, Inc.*	301	59,126
Priceline Group, Inc. (The)*	49	93,686
Zalando SE* (a)	35	1,751
		708,367
Internet Software & Services – 2.7%
Akamai Technologies, Inc.*	70	3,657
Alphabet, Inc., Class C*	504	512,387
carsales.com Ltd.	308	3,238
Facebook, Inc., Class A*	1,897	341,574
		860,856
IT Services – 2.3%
Accenture plc, Class A	1,428	203,290
Amadeus IT Group SA	434	29,451
Amdocs Ltd.	252	16,405

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	243

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
IT Services – (continued)
Atos SE	126	$19,581
Capgemini SE	245	29,783
Cognizant Technology Solutions Corp., Class A	693	52,439
Computershare Ltd.	511	6,104
DXC Technology Co.	203	18,579
Fujitsu Ltd.	8,000	61,843
International Business Machines Corp.	1,757	270,683
Jack Henry & Associates, Inc.	84	9,251
Wirecard AG	56	5,516
		722,925
Leisure Products – 0.1%
Hasbro, Inc.	231	21,388
Mattel, Inc.	805	11,367
		32,755
Life Sciences Tools & Services – 0.5%
Agilent Technologies, Inc.	105	7,143
Eurofins Scientific SE	21	13,137
Lonza Group AG (Registered)*	63	16,749
Thermo Fisher Scientific, Inc.	574	111,259
Waters Corp.*	28	5,489
		153,777
Machinery – 1.9%
Alfa Laval AB	112	2,837
Atlas Copco AB, Class A	770	33,773
CNH Industrial NV	1,218	15,565
Cummins, Inc.	112	19,811
Deere & Co.	357	47,438
Dover Corp.	112	10,695
FANUC Corp.	400	92,828
Georg Fischer AG (Registered)	7	8,631
Hino Motors Ltd.	700	8,939
Hitachi Construction Machinery Co. Ltd.	700	23,810
IHI Corp.	300	10,732
Illinois Tool Works, Inc.	147	23,008
Ingersoll-Rand plc	392	34,731
KION Group AG	14	1,121
Komatsu Ltd.	2,100	68,324

Investments	Shares	Value
Machinery – (continued)
Kone OYJ, Class B	357	$19,326
Kubota Corp.	2,800	52,277
Metso OYJ	63	2,291
Nabtesco Corp.	400	15,806
NTN Corp.	700	3,364
Pentair plc	217	15,290
Rotork plc	329	1,148
Sandvik AB	770	14,063
SKF AB, Class B	231	5,372
Spirax-Sarco Engineering plc	42	3,151
Stanley Black & Decker, Inc.	154	24,879
Volvo AB, Class B	1,960	38,840
Wartsila OYJ Abp	126	8,117
Xylem, Inc.	182	12,108
		618,275
Marine – 0.1%
AP Moller – Maersk A/S, Class B	7	13,447
Mitsui OSK Lines Ltd.	200	6,072
Nippon Yusen KK*	700	14,680
		34,199
Media – 1.5%
Comcast Corp., Class A	1,855	66,836
Eutelsat Communications SA	28	702
GEDI Gruppo Editoriale SpA*	8	7
Interpublic Group of Cos., Inc. (The)	1,036	19,943
ITV plc	2,044	4,465
Lagardere SCA	63	2,075
Pearson plc	1,946	18,180
Publicis Groupe SA	315	20,535
REA Group Ltd.	98	5,431
Schibsted ASA, Class A	154	3,964
Shaw Communications, Inc., Class B	350	7,999
Singapore Press Holdings Ltd.	7,000	13,873
Sky plc*	910	11,395
Telenet Group Holding NV*	77	5,326
UBM plc	3,059	28,577
Vivendi SA	609	15,129
Walt Disney Co. (The)	2,226	217,725
WPP plc	1,617	28,645
		470,807

See Accompanying Notes to the Financial Statements.

244	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – 1.7%
Agnico Eagle Mines Ltd.	427	$19,079
Alumina Ltd.	3,486	6,255
Anglo American plc	847	15,972
ArcelorMittal*	623	17,865
Aurubis AG	42	3,437
BHP Billiton Ltd.	5,453	110,966
BHP Billiton plc	2,961	53,574
BlueScope Steel Ltd.	392	3,859
Boliden AB	224	7,840
Centamin plc	1,785	3,302
Fortescue Metals Group Ltd.	1,792	6,375
Glencore plc*	13,671	65,900
Mitsubishi Materials Corp.	700	26,428
Newmont Mining Corp.	868	31,387
Norsk Hydro ASA	2,002	15,452
Outokumpu OYJ	399	3,774
OZ Minerals Ltd.	532	3,284
Randgold Resources Ltd.	161	15,811
Rio Tinto Ltd.	728	38,767
Rio Tinto plc	1,568	73,888
Teck Resources Ltd., Class B	189	3,865
thyssenkrupp AG	210	5,603
		532,683
Mortgage Real Estate Investment Trusts (REITs) – 0.0%(b)
Annaly Capital Management, Inc.	889	10,188
Multiline Retail – 0.4%
Canadian Tire Corp. Ltd., Class A	119	14,613
Dollar General Corp.	350	28,294
Kohl’s Corp.	63	2,631
Marui Group Co. Ltd.	1,400	21,253
Next plc	147	9,606
Target Corp.	889	52,487
		128,884
Multi-Utilities – 0.6%
AGL Energy Ltd.	1,155	22,379
CenterPoint Energy, Inc.	777	22,984
Centrica plc	6,706	15,121
E.ON SE	2,324	27,425
Engie SA	2,016	34,077

Investments	Shares	Value
Multi-Utilities – (continued)
Innogy SE(a)	203	$9,448
National Grid plc	1,680	20,212
RWE AG*	329	8,225
Sempra Energy	189	22,208
Suez	196	3,448
Veolia Environnement SA	896	21,231
		206,758
Oil, Gas & Consumable Fuels – 5.1%
Andeavor	224	23,798
BP plc	14,882	100,829
Caltex Australia Ltd.	476	12,504
Canadian Natural Resources Ltd.	1,323	46,204
Chevron Corp.	3,388	392,635
Devon Energy Corp.	231	8,524
Enagas SA	105	3,025
Enbridge, Inc.	203	7,808
Eni SpA	3,409	55,757
Exxon Mobil Corp.	4,501	375,158
Galp Energia SGPS SA	490	9,110
Hess Corp.	231	10,201
Inpex Corp.	700	7,420
JXTG Holdings, Inc.	3,500	17,964
Neste OYJ	210	11,701
Oil Search Ltd.	3,206	18,142
OMV AG	266	15,983
Phillips 66	413	37,616
Repsol SA	329	6,165
Royal Dutch Shell plc, Class A	6,867	215,712
Santos Ltd.*	1,680	5,797
Showa Shell Sekiyu KK	700	8,206
Snam SpA	3,227	16,488
Statoil ASA	1,694	34,245
Suncor Energy, Inc.	735	24,973
TOTAL SA	2,380	132,723
Woodside Petroleum Ltd.	1,365	32,162
		1,630,850
Paper & Forest Products – 0.1%
Mondi plc	133	3,216
Stora Enso OYJ, Class R	903	14,128
UPM-Kymmene OYJ	490	14,727
		32,071

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	245

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Personal Products – 1.1%
Beiersdorf AG	210	$23,559
Estee Lauder Cos., Inc. (The), Class A	469	52,439
L’Oreal SA	266	59,202
Ontex Group NV	63	2,216
Shiseido Co. Ltd.	2,100	86,362
Unilever NV, CVA	1,099	63,892
Unilever plc	889	50,403
		338,073
Pharmaceuticals – 6.4%
Allergan plc	189	33,496
Astellas Pharma, Inc.	10,500	139,393
AstraZeneca plc	1,729	115,536
Bayer AG (Registered)	868	112,948
Eli Lilly & Co.	1,505	123,320
GlaxoSmithKline plc	5,355	96,534
H Lundbeck A/S	63	3,744
Hikma Pharmaceuticals plc	245	3,787
Ipsen SA	56	6,772
Merck & Co., Inc.	2,947	162,350
Merck KGaA	84	8,992
Mylan NV*	469	16,748
Novartis AG (Registered)	2,996	247,062
Novo Nordisk A/S, Class B	2,142	106,570
Orion OYJ, Class B	175	7,176
Otsuka Holdings Co. Ltd.	2,100	87,452
Pfizer, Inc.	10,815	379,174
Roche Holding AG	882	203,954
Sanofi	1,596	151,139
UCB SA	175	12,740
Vifor Pharma AG	112	14,416
Zoetis, Inc.	490	31,272
		2,064,575
Professional Services – 0.5%
Adecco Group AG (Registered)*	196	15,563
ALS Ltd.	574	3,446
Bureau Veritas SA	735	19,689
Experian plc	483	10,173
Randstad Holding NV	175	10,768
RELX NV	1,225	27,671
RELX plc	1,302	29,964

Investments	Shares	Value
Professional Services – (continued)
SEEK Ltd.	259	$3,648
Teleperformance	28	4,090
Wolters Kluwer NV	371	18,187
		143,199
Real Estate Management & Development – 0.5%
CapitaLand Ltd.	3,500	9,428
Castellum AB	455	7,299
CBRE Group, Inc., Class A*	672	26,423
City Developments Ltd.	700	6,648
CK Asset Holdings Ltd.	3,500	28,779
Daiwa House Industry Co. Ltd.	1,400	51,008
Fullshare Holdings Ltd.*	17,500	7,492
Hulic Co. Ltd.	1,600	16,404
Sun Hung Kai Properties Ltd.	1,000	16,355
		169,836
Road & Rail – 0.1%
Aurizon Holdings Ltd.	2,023	8,035
Canadian National Railway Co.	217	17,475
DSV A/S	84	6,496
Nippon Express Co. Ltd.	200	12,620
		44,626
Semiconductors & Semiconductor Equipment – 3.1%
ASM International NV	28	1,876
Dialog Semiconductor plc*	35	1,739
Infineon Technologies AG	1,715	46,960
Intel Corp.	9,191	418,099
Lam Research Corp.	126	26,280
Microchip Technology, Inc.	252	23,890
NVIDIA Corp.	973	201,226
QUALCOMM, Inc.	693	35,350
STMicroelectronics NV	1,239	29,185
Texas Instruments, Inc.	1,883	182,067
Xilinx, Inc.	406	29,918
		996,590
Software – 5.6%
Adobe Systems, Inc.*	707	123,838
Autodesk, Inc.*	406	50,734
CA, Inc.	427	13,826
Constellation Software, Inc.	21	11,957

See Accompanying Notes to the Financial Statements.

246	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Software – (continued)
Dassault Systemes SE	182	$19,330
Dell Technologies, Inc., Class V*	154	12,746
Gemalto NV	98	3,879
Intuit, Inc.	364	54,971
Microsoft Corp.	16,443	1,367,729
SAP SE	1,057	120,254
Snap, Inc., Class A*	658	10,094
Splunk, Inc.*	70	4,711
Symantec Corp.	392	12,740
Temenos Group AG (Registered)*	56	6,472
		1,813,281
Specialty Retail – 1.4%
Best Buy Co., Inc.	168	9,405
Dixons Carphone plc	1,358	3,127
Dufry AG (Registered)*	21	3,129
Hennes & Mauritz AB, Class B	973	24,430
Home Depot, Inc. (The)	854	141,576
Industria de Diseno Textil SA	854	31,930
JB Hi-Fi Ltd.	581	10,202
Kingfisher plc	5,579	23,159
Lowe’s Cos., Inc.	1,134	90,663
Tiffany & Co.	245	22,937
TJX Cos., Inc. (The)	1,099	76,710
Ulta Beauty, Inc.*	91	18,363
		455,631
Technology Hardware, Storage & Peripherals – 5.5%
Apple, Inc.	9,625	1,627,010
Hewlett Packard Enterprise Co.	812	11,303
HP, Inc.	2,905	62,603
Logitech International SA (Registered)	84	3,003
NetApp, Inc.	77	3,420
Ricoh Co. Ltd.	2,100	19,331
Seagate Technology plc	420	15,528
Seiko Epson Corp.	1,400	33,217
Xerox Corp.	140	4,243
		1,779,658
Textiles, Apparel & Luxury Goods – 1.4%
adidas AG	336	74,782
Burberry Group plc	623	15,736

Investments	Shares	Value
Textiles, Apparel & Luxury Goods – (continued)
Cie Financiere Richemont SA (Registered)	434	$40,056
Gildan Activewear, Inc.	245	7,503
Hanesbrands, Inc.	147	3,308
Hermes International	29	15,052
HUGO BOSS AG	140	12,532
Kering	84	38,506
Li & Fung Ltd.	14,000	7,052
Luxottica Group SpA	70	4,015
LVMH Moet Hennessy Louis Vuitton SE	294	87,713
Michael Kors Holdings Ltd.*	294	14,350
NIKE, Inc., Class B	1,134	62,359
Pandora A/S	161	15,199
Swatch Group AG (The)	7	2,746
Tapestry, Inc.	315	12,899
VF Corp.	280	19,502
		433,310
Tobacco – 1.2%
Altria Group, Inc.	1,456	93,504
British American Tobacco plc	2,163	139,913
Japan Tobacco, Inc.	3,900	128,604
Swedish Match AB	567	21,361
		383,382
Trading Companies & Distributors – 0.8%
Ashtead Group plc	287	7,394
Brenntag AG	154	8,722
Bunzl plc	168	5,232
Fastenal Co.	364	17,097
Ferguson plc	224	15,661
IMCD Group NV	42	2,642
ITOCHU Corp.	4,900	85,296
Rexel SA	609	10,872
Sumitomo Corp.	4,900	70,441
Toyota Tsusho Corp.	700	25,257
Travis Perkins plc	588	11,869
		260,483
Transportation Infrastructure – 0.3%
Abertis Infraestructuras SA	518	11,206
Aeroports de Paris	77	12,971

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	247

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Transportation Infrastructure – (continued)
Atlantia SpA	245	$7,991
Auckland International Airport Ltd.	77	328
Fraport AG Frankfurt Airport Services Worldwide	21	1,993
Groupe Eurotunnel SE (Registered)	1,113	13,990
Macquarie Atlas Roads Group	561	2,564
SATS Ltd.	700	2,415
Sydney Airport	2,569	14,005
Transurban Group	2,457	22,852
		90,315
Water Utilities – 0.1%
American Water Works Co., Inc.	245	21,501
Severn Trent plc	749	20,997
		42,498
Wireless Telecommunication Services – 0.3%
Freenet AG	210	7,017
Tele2 AB, Class B	371	4,720
Vodafone Group plc	28,182	80,687
		92,424
Total Common Stocks (Cost $29,586,526)		31,787,776

CLOSED END FUNDS – 0.0%(b)
Chemicals – 0.0%(b)
BB Biotech AG (Registered) (Cost $4,321)	70	4,477
	No. of Rights
RIGHTS – 0.0%(b)
Banks – 0.0%(b)
Banco Santander SA, expiring 11/1/2017*	12,948	618

Investments	No. of Rights	Value
Construction & Engineering – 0.0%(b)
Ferrovial SA, expiring 11/13/2017*	735	$354
Total Rights (Cost $939)		972
Total Investments – 98.8% (Cost $29,591,786)		31,793,225
Other Assets Less Liabilities – 1.2%		395,480
NET ASSETS – 100.0%		$32,188,705

*	Non-income producing security.

(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At October 31, 2017, the value of these securities amounted to $39,410 or 0.12% of net assets of the Fund.

(b)	Represents less than 0.05% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,418,372
Aggregate gross unrealized depreciation	(224,761)
Net unrealized appreciation	$2,193,611
Federal income tax cost	$29,608,279

See Accompanying Notes to the Financial Statements.

248	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global ESG Impact Index Fund (cont.)

Futures Contracts

FlexShares® STOXX® Global ESG Impact Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation
Long Contracts
MSCI EAFE E-Mini Index	1	12/15/2017	USD	$100,370	$2,113
S&P 500 E-Mini Index	2	12/15/2017	USD	257,270	6,552
					$8,665

Abbreviations:

USD – US Dollar

FlexShares® STOXX® Global ESG Impact Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2017:

Australia	3.8%
Austria	0.1
Belgium	0.4
Canada	1.6
China	0.0	†
Denmark	0.8
Finland	0.5
France	4.8
Germany	3.8
Hong Kong	0.8
Ireland	0.2
Italy	1.2
Japan	9.3
Netherlands	1.5
New Zealand	0.0	†
Norway	0.3
Portugal	0.0	†
Singapore	0.3
Spain	1.4
Sweden	1.2
Switzerland	4.1
United Kingdom	7.8
United States	54.9
Other[1]	1.2
	100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	249

Schedule of Investments

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 99.2%
Building Products – 0.1%
Universal Forest Products, Inc.	57,266	$6,465,331
Chemicals – 14.0%
Agrium, Inc.	684,178	74,542,549
CF Industries Holdings, Inc.(a)	1,048,872	39,836,159
Incitec Pivot Ltd.	8,306,584	24,329,859
Israel Chemicals Ltd.	2,495,592	10,406,275
K+S AG (Registered)(a)	946,396	22,954,133
Monsanto Co.	2,176,108	263,526,679
Mosaic Co. (The)	1,519,056	33,935,711
Nufarm Ltd.(a)	1,027,799	7,155,629
Nufarm Ltd.* (b)	210,484	1,465,408
Potash Corp. of Saskatchewan, Inc.	4,077,942	79,433,034
Sasol Ltd.	488,268	14,283,166
Scotts Miracle-Gro Co. (The)(a)	238,106	23,720,120
UPL Ltd.	2,082,674	25,700,929
Yara International ASA	910,228	43,142,353
		664,432,004
Containers & Packaging – 0.3%
Klabin SA	2,411,200	13,930,542
Diversified Financial Services – 0.1%
Metro Pacific Investments Corp.	48,224,000	6,352,023
Equity Real Estate Investment Trusts (REITs) – 2.0%
Rayonier, Inc.(a)	400,862	12,017,843
Weyerhaeuser Co.	2,329,822	83,663,908
		95,681,751
Food Products – 11.3%
Archer-Daniels-Midland Co.	3,125,518	127,739,921
Bunge Ltd.	660,066	45,399,339
Charoen Pokphand Foods PCL, NVDR	18,988,200	14,861,324
Charoen Pokphand Indonesia Tbk. PT	48,826,800	11,880,438
CJ CheilJedang Corp.	45,210	14,769,367

Investments	Shares	Value
Food Products – (continued)
Fresh Del Monte Produce, Inc.(a)	189,882	$8,451,648
Golden Agri-Resources Ltd.(a)	34,359,600	9,961,863
GrainCorp Ltd., Class A	952,424	6,207,304
IOI Corp. Bhd.	18,988,200	20,004,103
Kuala Lumpur Kepong Bhd.	2,712,600	15,762,362
Marine Harvest ASA*	2,109,800	41,128,968
Maruha Nichiro Corp.	301,400	9,270,377
PPB Group Bhd.	3,014,000	11,946,361
Salmar ASA	313,456	9,336,368
Tyson Foods, Inc., Class A	1,998,282	145,694,741
Wilmar International Ltd.(a)	18,988,200	47,247,503
		539,661,987
Metals & Mining – 32.2%
Agnico Eagle Mines Ltd.	983,678	43,953,043
Anglo American plc(a)	4,216,586	79,511,696
AngloGold Ashanti Ltd.(a)	1,727,022	15,916,753
Barrick Gold Corp.	4,495,405	65,002,210
BHP Billiton Ltd.	10,295,824	209,515,326
Boliden AB	822,822	28,797,492
First Quantum Minerals Ltd.(a)	1,883,750	21,086,427
Fortescue Metals Group Ltd.(a)	5,114,758	18,196,876
Franco-Nevada Corp.	716,547	56,985,803
Freeport-McMoRan, Inc.*	3,137,574	43,863,285
Glencore plc*	34,070,256	164,234,251
Goldcorp, Inc.(a)	3,346,918	43,748,017
Grupo Mexico SAB de CV, Series B	9,946,200	32,411,814
Kinross Gold Corp.*	4,885,694	19,329,020
Korea Zinc Co. Ltd.	42,196	19,283,574
Mitsubishi Materials Corp.	400,900	15,135,624
MMC Norilsk Nickel PJSC	10,691	1,940,831
MMC Norilsk Nickel PJSC, ADR	1,967,930	36,209,912
Newcrest Mining Ltd.	3,113,462	53,498,203
Newmont Mining Corp.	2,073,632	74,982,533
Norsk Hydro ASA	4,307,006	33,242,576
Randgold Resources Ltd.	370,722	36,405,605

See Accompanying Notes to the Financial Statements.

250	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Metals & Mining – (continued)
Rio Tinto plc	3,640,912	$171,568,164
Royal Gold, Inc.(a)	229,064	19,266,573
South32 Ltd.	16,278,614	42,063,082
Southern Copper Corp.(a)	569,646	24,466,296
Sumitomo Metal Mining Co. Ltd.	907,415	35,584,276
Tahoe Resources, Inc.	1,302,120	6,252,519
Teck Resources Ltd., Class B	1,386,440	28,350,445
Vale SA*	5,187,866	50,905,742
Wheaton Precious Metals Corp.	1,935,839	40,200,458
		1,531,908,426
Multi-Utilities – 1.6%
Suez	1,305,062	22,957,013
Veolia Environnement SA	2,185,150	51,777,310
		74,734,323
Oil, Gas & Consumable Fuels – 28.5%
Anadarko Petroleum Corp.	446,072	22,022,575
Apache Corp.(a)	325,512	13,466,431
BP plc	18,251,606	123,658,294
Canadian Natural Resources Ltd.	1,027,774	35,893,558
Cenovus Energy, Inc.	768,570	7,464,507
Chevron Corp.	1,648,658	191,062,976
China Petroleum & Chemical Corp., Class H	24,112,000	17,708,959
CNOOC Ltd.	15,070,000	20,513,651
Concho Resources, Inc.* (a)	120,560	16,180,358
ConocoPhillips	1,030,788	52,724,806
Devon Energy Corp.	397,848	14,680,591
Eni SpA	2,498,606	40,866,944
EOG Resources, Inc.	458,128	45,753,243
Exxon Mobil Corp.	2,607,110	217,302,619
Gazprom PJSC	539,890	1,164,991
Gazprom PJSC, ADR	4,764,835	20,462,584
Gazprom PJSC, ADR, OTC	155,011	664,222
Hess Corp.(a)	201,938	8,917,582
LUKOIL PJSC	20,328	1,078,666
LUKOIL PJSC, ADR	376,614	19,998,203
Noble Energy, Inc.	355,652	9,912,021

Investments	Shares	Value
Oil, Gas & Consumable Fuels – (continued)
Occidental Petroleum Corp.	774,598	$50,015,793
PetroChina Co. Ltd., Class H	18,084,000	11,798,247
Petroleo Brasileiro SA (Preference)*	4,822,400	24,721,185
Pioneer Natural Resources Co.(a)	156,728	23,457,480
Repsol SA(a)	1,139,354	21,349,467
Royal Dutch Shell plc, Class A	4,001,867	125,709,273
Statoil ASA(a)	943,382	19,070,801
Suncor Energy, Inc.	1,510,014	51,306,038
TOTAL SA(a)	2,363,402	131,797,844
Woodside Petroleum Ltd.	657,052	15,481,608
		1,356,205,517
Paper & Forest Products – 3.4%
Canfor Corp.*	244,134	4,859,575
Century Plyboards India Ltd.	262,218	1,143,057
Duratex SA	904,200	2,642,381
Interfor Corp.*	229,064	3,731,552
Mondi plc	1,184,502	28,643,591
Oji Holdings Corp.	3,014,000	17,559,342
Stella-Jones, Inc.	153,714	6,009,763
Stora Enso OYJ, Class R	1,841,554	28,811,625
UPM-Kymmene OYJ	1,814,428	54,533,921
West Fraser Timber Co. Ltd.(a)	217,008	13,209,695
Western Forest Products, Inc.	1,531,112	3,111,871
		164,256,373
Trading Companies & Distributors – 1.7%
Marubeni Corp.	8,740,600	58,206,565
Mitsui & Co. Ltd.	1,617,500	24,042,573
		82,249,138
Water Utilities – 4.0%
Aguas Andinas SA, Class A	9,114,336	5,943,587
American States Water Co.(a)	105,490	5,670,088
American Water Works Co., Inc.	596,772	52,372,711
Aqua America, Inc.(a)	599,786	21,280,407
California Water Service Group(a)	141,658	5,949,636

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	251

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Water Utilities – (continued)
China Water Affairs Group Ltd.(a)	3,106,334	$2,261,526
Cia de Saneamento Basico do Estado de Sao Paulo*	1,020,138	9,292,834
Cia de Saneamento Basico do Estado de Sao Paulo, ADR*	378,662	3,453,397
Cia de Saneamento de Minas Gerais-COPASA*	301,400	3,630,049
Guangdong Investment Ltd.	10,359,576	15,004,641
Pennon Group plc	1,383,426	14,586,737
Severn Trent plc	837,892	23,488,646
United Utilities Group plc	2,308,724	25,538,697
		188,472,956
Total Common Stocks (Cost $4,374,520,170)		4,724,350,371
	Principal Amount
SECURITIES LENDING REINVESTMENTS(c) – 2.4%
CERTIFICATES OF DEPOSIT – 1.2%
ABN Amro Bank NV
1.46%, 1/5/2018	$1,000,000	997,620
Bank of Nova Scotia, Houston (ICE LIBOR USD 3 Month + 0.14%), 1.46%, 5/24/2018(d)	2,000,000	2,000,226
BNP Paribas, New York (ICE LIBOR USD 1 Month + 0.15%), 1.39%, 12/1/2017(d)	6,000,000	6,000,000
Credit Suisse, New York 1.43%, 4/16/2018	4,000,000	3,999,808
Industrial & Commercial Bank of China Ltd., New York Branch 1.52%, 11/20/2017	2,000,000	2,000,000
KBC Bank NV, Brussels 1.50%, 1/18/2018	3,500,000	3,500,560

Investments	Principal Amount	Value
CERTIFICATES OF DEPOSIT – (continued)
Landesbank Baden-Wurttemberg, London 1.33%, 11/22/2017	$3,500,000	$3,497,298
Mitsubishi UFJ Trust & Banking Corp., New York (ICE LIBOR USD 1 Month + 0.19%), 1.43%, 3/8/2018(d)	2,000,000	2,000,136
Mizuho Bank Ltd., New York 1.42%, 3/7/2018	1,000,000	999,929
(ICE LIBOR USD 1 Month + 0.20%), 1.44%, 4/11/2018(d)	2,000,000	2,001,825
National Bank of Canada, New York 1.36%, 3/16/2018	2,000,000	2,000,070
Norinchukin Bank, New York 1.40%, 4/17/2018	4,000,000	3,999,620
OCBC, New York 1.37%, 3/20/2018	1,500,000	1,499,997
Standard Chartered, New York 1.45%, 5/1/2018	3,500,000	3,500,000
Sumitomo Mitsui Trust Bank Ltd., New York (ICE LIBOR USD 1 Month + 0.19%), 1.42%, 11/3/2017(d)	1,500,000	1,500,000
1.43%, 4/26/2018	1,500,000	1,500,000
Swedbank, New York 1.16%, 11/2/2017	2,300,000	2,300,000
The Chiba Bank Ltd., New York Branch 1.36%, 11/6/2017	3,000,000	3,000,000
The Sumitomo Bank Ltd., New York 1.42%, 1/22/2018	2,500,000	2,500,122
1.44%, 4/11/2018	2,000,000	1,999,908
Toronto Dominion, New York 1.30%, 12/13/2017	2,000,000	2,000,000

See Accompanying Notes to the Financial Statements.

252	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(c) – (continued)
CERTIFICATES OF DEPOSIT – (continued)
Wells Fargo Bank (San Francisco) NA
(ICE LIBOR USD 3 Month + 0.14%), 1.51%, 10/26/2018(d)	$3,000,000	$3,000,000
Total Certificates of Deposit (Cost $55,794,712)		55,797,119

COMMERCIAL PAPER – 0.1%
Bank of China, Hong Kong Branch 1.56%, 12/11/2017	2,500,000	2,495,665
GE Capital Treasury Services LLC (ICE LIBOR USD 1 Month + 0.08%), 1.32%, 12/14/2017(d)	2,500,000	2,500,000
Union Bank of Switzerland (ICE LIBOR USD 1 Month + 0.21%), 1.41%, 5/2/2018(d) (e)	2,000,000	2,000,386
Total Commercial Paper (Cost $6,995,665)		6,996,051

FUNDING AGREEMENTS – 0.1%
United of Omaha Life Insurance 1.37%, 11/30/2017 (Cost $3,000,000)	3,000,000	3,000,000

REPURCHASE AGREEMENTS – 1.0%
Citigroup Global Markets, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $5,327,291, collateralized by various U.S. Treasury Securities, 1.25%, maturing 7/15/2020; total market value $5,433,680	5,327,136	5,327,136

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Citigroup Global Markets, Inc., 1.34%, dated 10/31/2017, due 11/1/2017, repurchase price $18,825,701, collateralized by various Common Stocks; total market value $20,707,520	$18,825,000	$18,825,000
Deutsche Bank AG, London Branch, 1.55%, dated 10/31/2017, due 11/1/2017, repurchase price $15,000,646, collateralized by various U.S. Treasury Securities, 1.38%, maturing 1/31/2020; Common Stocks; total market value $16,675,872	15,000,000	15,000,000
ML Pierce Fenner & Smith, Inc., 1.71%, dated 10/31/2017, due 1/31/2018, repurchase price $8,034,960, collateralized by various Common Stocks; total market value $8,800,000	8,000,000	8,000,000
Total Repurchase Agreements (Cost $47,152,136)		47,152,136
Total Securities Lending Reinvestments (Cost $112,942,513)		112,945,306
Total Investments – 101.6% (Cost $4,487,462,683)		4,837,295,677
Liabilities Less Other Assets – (1.6%)		(76,898,996)
NET ASSETS – 100.0%		$4,760,396,681

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $257,182,767, collateralized in the form of cash with a value of $112,937,857 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $25,288,756 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.00%,

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	253

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

and maturity dates ranging from November 9, 2017 – May 15, 2047 and $129,032,043 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – July 22, 2068; a total value of $267,258,656.

(b)

Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $1,465,408, which represents approximately 0.03% of net assets of the Fund.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2017. The total value of securities purchased was $112,945,306.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(e)

Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $2,000,386, representing 0.04% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

USD – US Dollar

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$582,654,484
Aggregate gross unrealized depreciation	(242,310,537)
Net unrealized appreciation	$340,343,947
Federal income tax cost	$4,498,607,546

Futures Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	89	12/15/2017	GBP	$8,825,655	$123,127
FTSE/JSE Top 40 Index	17	12/21/2017	ZAR	639,379	33,376
Hang Seng Index	4	11/29/2017	HKD	722,910	(838)
MSCI Emerging Markets E-Mini Index	14	12/15/2017	USD	786,940	23,285
S&P 500 E-Mini Index	8	12/15/2017	USD	1,029,080	44,594
S&P Midcap 400 E-Mini Index	26	12/15/2017	USD	4,768,140	268,642
S&P/TSX 60 Index	105	12/14/2017	CAD	15,404,236	1,054,441
SPI 200 Index	44	12/21/2017	AUD	4,966,086	150,602
					$1,697,229

See Accompanying Notes to the Financial Statements.

254	FLEXSHARES ANNUAL REPORT

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

Forward Foreign Currency Contracts

FlexShares® Morningstar Global Upstream Natural Resources Index Fund had the following outstanding contracts as of October 31, 2017:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
GBP	3,487,533	Citibank NA	USD	4,600,000	12/20/2017	$38,447
USD	1,190,000	BNP Paribas SA	AUD	1,497,237	12/20/2017	42,551
USD	2,900,000	Citibank NA	AUD	3,643,335	12/20/2017	107,828
USD	2,300,000	Toronto-Dominion Bank (The)	AUD	2,877,572	12/20/2017	94,692
USD	400,000	Morgan Stanley	BRL*	1,267,520	12/20/2017	14,961
USD	1,900,000	Toronto-Dominion Bank (The)	CAD	2,312,405	12/20/2017	105,302
USD	1,008,236	Societe Generale	CHF	961,534	12/20/2017	40,247
USD	1,136,990	Bank of New York	EUR	960,190	12/20/2017	15,233
USD	1,700,000	Citibank NA	GBP	1,269,147	12/20/2017	12,025
USD	3,900,000	Toronto-Dominion Bank (The)	GBP	2,861,472	12/20/2017	94,220
USD	1,400,000	Toronto-Dominion Bank (The)	JPY	157,112,620	12/20/2017	13,889
Total unrealized appreciation						$579,395
AUD	3,426,387	BNP Paribas SA	USD	2,734,423	12/20/2017	$(108,515)
AUD	6,072,252	Citibank NA	USD	4,750,000	12/20/2017	(96,360)
AUD	254,592	Toronto-Dominion Bank (The)	USD	200,000	12/20/2017	(4,887)
BRL*	3,184,900	BNP Paribas SA	USD	1,005,271	12/20/2017	(37,784)
CAD	4,304,457	BNP Paribas SA	USD	3,528,616	12/20/2017	(187,852)
CAD	618,067	Toronto-Dominion Bank (The)	USD	500,000	12/20/2017	(20,308)
EUR	960,190	BNP Paribas SA	USD	1,154,077	12/20/2017	(32,321)
GBP	2,988,072	Goldman Sachs & Co.	USD	4,025,009	12/20/2017	(50,849)
GBP	1,142,546	Morgan Stanley	USD	1,552,666	12/20/2017	(33,071)
GBP	223,539	Toronto-Dominion Bank (The)	USD	300,000	12/20/2017	(2,691)
INR*	495,000	BNP Paribas SA	USD	7,661	12/20/2017	(66)
JPY	81,266,594	Citibank NA	USD	737,395	12/20/2017	(20,428)
NOK	3,443,229	Goldman Sachs & Co.	USD	442,352	12/20/2017	(20,977)
RUB*	22,660,246	Goldman Sachs & Co.	USD	385,659	12/20/2017	(667)
SGD	542,819	Citibank NA	USD	402,493	12/20/2017	(3,901)
USD	500,000	Bank of Montreal	HKD	3,898,808	12/20/2017	(131)
Total unrealized depreciation						$(620,808)
Net unrealized depreciation						$(41,413)

* Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

NOK – Norwegian Krone

RUB – Russian Ruble

SGD – Singapore Dollar

USD – US Dollar

ZAR – South African Rand

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	255

FlexShares® Morningstar Global Upstream Natural Resources Index Fund (cont.)

FlexShares® Morningstar Global Upstream Natural Resources Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2017:

Australia	7.9%
Brazil	2.3
Canada	12.7
Chile	0.1
China	1.4
Finland	1.8
France	4.3
Germany	0.5
India	0.6
Indonesia	0.2
Israel	0.2
Italy	0.9
Japan	3.4
Malaysia	1.0
Mexico	0.7
Norway	3.1
Philippines	0.1
Russia	1.7
Singapore	1.2
South Africa	0.6
South Korea	0.7
Spain	0.4
Sweden	0.6
Thailand	0.3
United Kingdom	16.7
United States	35.8
Other[1]	0.8
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

256	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® STOXX® Global Broad Infrastructure Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 99.4%
Air Freight & Logistics – 3.6%
bpost SA	58,926	$1,662,259
CTT-Correios de Portugal SA	32,940	194,016
Deutsche Post AG (Registered)	544,242	24,929,459
Oesterreichische Post AG	19,032	846,058
PostNL NV	189,954	810,131
Royal Mail plc	597,678	2,971,562
Singapore Post Ltd.(a)	549,000	517,811
		31,931,296
Commercial Services & Supplies – 3.1%
Better World Green PCL, NVDR	36,600	1,939
China Everbright International Ltd.	1,445,000	2,037,350
Clean Harbors, Inc.* (a)	10,980	587,540
Cleanaway Co. Ltd.	49,000	281,885
Cleanaway Waste Management Ltd.	975,024	1,121,399
Daiseki Co. Ltd.	22,400	549,996
Republic Services, Inc.	47,946	3,119,846
Shanghai Youngsun Investment Co. Ltd., Class B* ^ (b)	57,800	168,892
Stericycle, Inc.* (a)	17,568	1,244,693
Waste Connections, Inc.	149,694	10,584,600
Waste Management, Inc.	92,232	7,578,703
		27,276,843
Diversified Financial Services – 0.1%
Metro Pacific Investments Corp.	9,882,000	1,301,648
Diversified Telecommunication Services – 14.6%
AT&T, Inc.	1,074,942	36,171,800
BCE, Inc.	156,282	7,221,875
BT Group plc	1,547,082	5,347,727
Cellnex Telecom SA(c)	29,280	727,049
CenturyLink, Inc.(a)	111,524	2,117,841
Chunghwa Telecom Co. Ltd.	799,304	2,729,764
Deutsche Telekom AG (Registered)	565,470	10,302,760
Infrastrutture Wireless Italiane SpA(c)	51,606	352,594
Level 3 Communications, Inc.*	52,338	2,806,887

Investments	Shares	Value
Diversified Telecommunication Services – (continued)
Nippon Telegraph & Telephone Corp.	241,300	$11,622,238
Telefonica SA	779,214	8,175,154
Telesites SAB de CV* (a)	329,400	243,818
Telstra Corp. Ltd.	2,085,468	5,660,575
Verizon Communications, Inc.	713,334	34,147,299
		127,627,381
Electric Utilities – 13.6%
American Electric Power Co., Inc.	102,114	7,598,303
Duke Energy Corp.	144,936	12,799,298
Edison International	68,442	5,471,938
Enel SpA	2,960,574	18,365,502
Exelon Corp.	192,150	7,726,352
Iberdrola SA(a)	2,220,156	17,944,240
NextEra Energy, Inc.	96,624	14,983,484
PG&E Corp.	105,774	6,110,564
PPL Corp.	142,008	5,333,820
Southern Co. (The)	206,424	10,775,333
SSE plc	381,006	6,992,324
Xcel Energy, Inc.	105,408	5,219,804
		119,320,962
Equity Real Estate Investment Trusts (REITs) – 3.9%
American Tower Corp.	74,664	10,726,977
CoreCivic, Inc.	18,666	460,304
Crown Castle International Corp.	71,370	7,642,300
CyrusOne, Inc.(a)	16,104	988,624
Digital Realty Trust, Inc.	34,066	4,034,777
Equinix, Inc.	13,542	6,276,717
GEO Group, Inc. (The)	20,130	522,373
Keppel DC REIT(a)	171,471	173,057
SBA Communications Corp.* (a)	21,594	3,394,145
		34,219,274
Gas Utilities – 0.4%
APA Group	362,340	2,378,175
Petronas Gas Bhd.	256,200	1,091,732
		3,469,907

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	257

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Health Care Providers & Services – 2.8%
Acadia Healthcare Co., Inc.* (a)	19,032	$596,843
Bangkok Dusit Medical Services PCL, NVDR	6,112,200	3,900,621
Bumrungrad Hospital PCL, NVDR	256,200	1,696,689
HCA Healthcare, Inc.* (a)	62,952	4,762,319
Healthscope Ltd.(a)	787,632	1,183,677
HealthSouth Corp.(a)	18,666	861,249
IHH Healthcare Bhd.	1,061,400	1,414,030
Life Healthcare Group Holdings Ltd.(a)	614,148	1,137,854
LifePoint Health, Inc.* (a)	10,248	493,441
Netcare Ltd.	740,052	1,302,565
Ramsay Health Care Ltd.	79,422	4,074,606
Spire Healthcare Group plc(c)	173,484	684,223
Tenet Healthcare Corp.* (a)	15,006	214,286
Universal Health Services, Inc., Class B(a)	17,568	1,804,234
		24,126,637
Industrial Conglomerates – 0.1%
Beijing Enterprises Holdings Ltd.	183,000	1,087,191
Media – 5.8%
Altice NV, Class A* (a)	100,650	1,898,900
Charter Communications, Inc., Class A*	36,966	12,352,928
Comcast Corp., Class A	827,526	29,815,762
DISH Network Corp., Class A*	40,626	1,971,986
Liberty Global plc, Class C*	95,892	2,866,212
Sirius XM Holdings, Inc.(a)	267,912	1,457,441
		50,363,229
Multi-Utilities – 7.9%
Consolidated Edison, Inc.(a)	62,220	5,354,031
Dominion Energy, Inc.(a)	126,270	10,245,548
Engie SA	641,964	10,851,390
National Grid plc	1,272,582	15,310,723
Public Service Enterprise Group, Inc.	104,676	5,150,059
Sempra Energy(a)	51,972	6,106,710
Suez	210,450	3,701,972
Veolia Environnement SA	319,518	7,571,005

Investments	Shares	Value
Multi-Utilities – (continued)
WEC Energy Group, Inc.	67,344	$4,538,312
		68,829,750
Oil, Gas & Consumable Fuels – 8.9%
Enagas SA	88,938	2,562,234
Enbridge Income Fund Holdings, Inc.(a)	44,286	1,033,031
Enbridge, Inc.	613,050	23,578,480
Inter Pipeline Ltd.	147,132	2,994,914
Keyera Corp.	74,298	2,188,999
Kinder Morgan, Inc.	395,646	7,165,149
Koninklijke Vopak NV(a)	26,352	1,141,226
ONEOK, Inc.	79,788	4,330,095
Pembina Pipeline Corp.	190,320	6,296,756
Plains GP Holdings LP, Class A	21,960	447,984
Polskie Gornictwo Naftowe i Gazownictwo SA	663,192	1,219,274
Snam SpA	875,106	4,471,328
TransCanada Corp.	334,158	15,877,106
Williams Cos., Inc. (The)	161,406	4,600,071
		77,906,647
Road & Rail – 18.1%
Aurizon Holdings Ltd.	1,171,566	4,653,185
Canadian National Railway Co.	371,490	29,915,737
Canadian Pacific Railway Ltd.	83,448	14,479,597
Central Japan Railway Co.	117,200	21,216,263
CSX Corp.	187,026	9,431,721
East Japan Railway Co.	219,600	21,200,493
Hankyu Hanshin Holdings, Inc.	146,400	5,675,367
Kansas City Southern	22,326	2,326,816
Keikyu Corp.	143,700	2,957,972
Keisei Electric Railway Co. Ltd.	95,600	2,868,926
MTR Corp. Ltd.(a)	919,632	5,327,920
Norfolk Southern Corp.	60,024	7,888,354
Tobu Railway Co. Ltd.	126,300	3,690,187
Union Pacific Corp.	167,262	19,367,267
West Japan Railway Co.	109,800	7,704,263
		158,704,068
Transportation Infrastructure – 8.7%
Abertis Infraestructuras SA	379,542	8,210,678
Aena SME SA(c)	40,992	7,521,197

See Accompanying Notes to the Financial Statements.

258	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Transportation Infrastructure – (continued)
Aeroports de Paris	19,398	$3,267,627
Airports of Thailand PCL, NVDR	2,488,800	4,457,664
Atlantia SpA	265,350	8,655,345
Auckland International Airport Ltd.(a)	489,708	2,090,006
Bangkok Expressway & Metro PCL, NVDR	4,941,000	1,160,138
CCR SA	695,400	3,868,825
China Merchants Port Holdings Co. Ltd.	765,543	2,394,223
COSCO SHIPPING Ports Ltd.(a)	900,091	1,042,942
Flughafen Zurich AG (Registered)	10,614	2,310,632
Groupe Eurotunnel SE (Registered)	264,984	3,330,799
Grupo Aeroportuario del Pacifico SAB de CV, Class B	219,600	2,087,263
International Container Terminal Services, Inc.	995,520	2,042,142
Jiangsu Expressway Co. Ltd., Class H	704,000	1,079,218
Macquarie Atlas Roads Group(a)	345,876	1,580,594
Promotora y Operadora de Infraestructura SAB de CV	98,820	940,457
Qube Holdings Ltd.(a)	833,016	1,641,497
Sydney Airport	1,290,516	7,035,367
Transurban Group	1,171,932	10,899,761
Westports Holdings Bhd.	439,200	384,890
Westshore Terminals Investment Corp.	29,280	558,980
		76,560,245
Water Utilities – 2.7%
Aguas Andinas SA, Class A	1,580,754	1,030,832
American Water Works Co., Inc.	35,868	3,147,776
Aqua America, Inc.	35,502	1,259,611
Beijing Enterprises Water Group Ltd.	2,902,000	2,436,374
Cia de Saneamento Basico do Estado de Sao Paulo*	183,000	1,667,018
Cia de Saneamento do Parana (Preference)	183,000	606,951

Investments	Shares	Value
Water Utilities – (continued)
Guangdong Investment Ltd.	1,678,000	$2,430,388
Pennon Group plc	242,658	2,558,567
Severn Trent plc	138,348	3,878,313
United Utilities Group plc	391,620	4,332,031
		23,347,861
Wireless Telecommunication Services – 5.1%
China Mobile Ltd.	950,000	9,540,427
KDDI Corp.	308,800	8,217,999
SoftBank Group Corp.	152,100	13,314,606
Vodafone Group plc	4,688,094	13,422,295
		44,495,327
Total Common Stocks (Cost $783,995,599)		870,568,266
	Principal Amount
SECURITIES LENDING REINVESTMENTS(d) – 3.0%
CERTIFICATES OF DEPOSIT – 0.9%
Bank of Nova Scotia, Houston (ICE LIBOR USD 3 Month + 0.14%), 1.46%, 5/24/2018(e)	$1,000,000	1,000,113
Credit Suisse, New York 1.43%, 4/16/2018	500,000	499,976
KBC Bank NV, Brussels 1.50%, 1/18/2018	1,000,000	1,000,160
Landesbank Baden-Wurttemberg, London 1.33%, 11/22/2017	1,000,000	999,228
OCBC, New York 1.37%, 3/20/2018	1,000,000	999,998
Swedbank, New York 1.16%, 11/2/2017	1,000,000	1,000,000
The Sumitomo Bank Ltd., New York 1.42%, 1/22/2018	1,000,000	1,000,049
Toronto Dominion, New York 1.30%, 12/13/2017	1,000,000	1,000,000
Total Certificates of Deposit (Cost $7,499,276)		7,499,524

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	259

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(d) – (continued)
COMMERCIAL PAPER – 0.2%
GE Capital Treasury Services LLC (ICE LIBOR USD 1 Month + 0.08%), 1.32%, 12/14/2017(e)	$1,000,000	$1,000,000
Union Bank of Switzerland (ICE LIBOR USD 1 Month + 0.21%), 1.41%, 5/2/2018(e) (f)	1,000,000	1,000,193
Total Commercial Paper (Cost $2,000,000)		2,000,193

REPURCHASE AGREEMENTS – 1.9%
Citigroup Global Markets, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $3,946,496, collateralized by various U.S. Treasury Securities, 1.25%, maturing 7/15/2020; total market value $4,025,310	3,946,381	3,946,381
Citigroup Global Markets, Inc., 1.34%, dated 10/31/2017, due 11/1/2017, repurchase price $5,705,213, collateralized by various Common Stocks; total market value $6,275,506	5,705,000	5,705,000
Deutsche Bank AG, London Branch, 1.55%, dated 10/31/2017, due 11/1/2017, repurchase price $5,000,215, collateralized by various U.S. Treasury Securities, 1.38%, maturing 1/31/2020; Common Stocks; total market value $5,558,624	5,000,000	5,000,000

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
ML Pierce Fenner & Smith, Inc., 1.71%, dated 10/31/2017, due 1/31/2018, repurchase price $2,008,740, collateralized by various Common Stocks; total market value $2,200,000	$2,000,000	$2,000,000
Total Repurchase Agreements (Cost $16,651,381)		16,651,381
Total Securities Lending Reinvestments (Cost $26,150,657)		26,151,098
Total Investments – 102.4% (Cost $810,146,256)		896,719,364
Liabilities Less Other Assets – (2.4%)		(21,090,919)
NET ASSETS – 100.0%		$875,628,445

*	Non-income producing security.

^	Security subject to restrictions on resale.

(a)

The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $43,170,374, collateralized in the form of cash with a value of $26,150,148 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $1,855,602 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.00%, and maturity dates ranging from November 9, 2017 – May 15, 2047 and $17,640,508 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – July 22, 2068; a total value of $45,646,258.

(b)

Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $168,892, which represents approximately 0.02% of net assets of the Fund.

(c)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At October 31, 2017, the value of these securities amounted to $9,285,063 or 1.06% of net assets of the Fund.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2017. The total value of securities purchased was $26,151,098.

See Accompanying Notes to the Financial Statements.

260	FLEXSHARES ANNUAL REPORT

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(f)

Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $1,000,193, representing 0.11% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

NVDR – Non-Voting Depositary Receipt

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

USD – US Dollar

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$117,253,536
Aggregate gross unrealized depreciation	(32,502,084)
Net unrealized appreciation	$84,751,452
Federal income tax cost	$812,233,039

Futures Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation
Long Contracts
EURO STOXX 50 Index	19	12/15/2017	EUR	$814,091	$41,561
FTSE 100 Index	5	12/15/2017	GBP	495,823	7,690
S&P 500 E-Mini Index	25	12/15/2017	USD	3,215,875	116,930
S&P/TSX 60 Index	6	12/14/2017	CAD	880,242	47,004
TOPIX Index	6	12/07/2017	JPY	930,916	85,490
					$298,675

Forward Foreign Currency Contracts

FlexShares® STOXX® Global Broad Infrastructure Index Fund had the following outstanding contracts as of October 31, 2017:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
GBP	106,133	Toronto-Dominion Bank (The)	USD	140,000	12/20/2017	$1,158
USD	1,488,000	Toronto-Dominion Bank (The)	CAD	1,810,978	12/20/2017	82,469
USD	1,550,000	Toronto-Dominion Bank (The)	EUR	1,289,534	12/20/2017	43,483
USD	612,000	Toronto-Dominion Bank (The)	GBP	449,031	12/20/2017	14,785
USD	1,514,000	Toronto-Dominion Bank (The)	JPY	168,252,952	12/20/2017	29,604
Total unrealized appreciation						$171,499
AUD	124,666	BNP Paribas SA	USD	99,490	12/20/2017	$(3,948)
AUD	127,909	Toronto-Dominion Bank (The)	USD	100,000	12/20/2017	(1,973)
CAD	2,103,610	BNP Paribas SA	USD	1,718,906	12/20/2017	(86,258)
CAD	449,300	Toronto-Dominion Bank (The)	USD	361,016	12/20/2017	(12,307)
EUR	1,199,013	BNP Paribas SA	USD	1,441,125	12/20/2017	(40,360)
EUR	568,381	Goldman Sachs & Co.	USD	680,000	12/20/2017	(15,980)
EUR	151,062	Toronto-Dominion Bank (The)	USD	178,028	12/20/2017	(1,547)
GBP	338,940	Morgan Stanley	USD	460,603	12/20/2017	(9,810)

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	261

FlexShares® STOXX® Global Broad Infrastructure Index Fund (cont.)

Forward Foreign Currency Contracts (cont.)

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
JPY	116,847,118	Citibank NA	USD	1,060,245	12/20/2017	$(29,372)
JPY	16,811,130	Goldman Sachs & Co.	USD	150,000	12/20/2017	(1,685)
JPY	16,797,360	Toronto-Dominion Bank (The)	USD	150,000	12/20/2017	(1,807)
Total unrealized depreciation						$(205,047)
Net unrealized depreciation						$(33,548)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

JPY – Japanese Yen

USD – US Dollar

FlexShares® STOXX® Global Broad Infrastructure Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2017:

Australia	4.6%
Austria	0.1
Belgium	0.2
Brazil	0.7
Canada	13.1
Chile	0.1
China	2.5
France	3.3
Germany	4.0
Hong Kong	0.6
Italy	3.6
Japan	11.3
Malaysia	0.3
Mexico	0.4
Netherlands	0.4
New Zealand	0.2
Philippines	0.4
Poland	0.1
Portugal	0.0 †
Singapore	0.1
South Africa	0.3
Spain	5.2
Switzerland	0.3
Taiwan	0.4
Thailand	1.3
United Kingdom	6.3
United States	39.6
Other[1]	0.6
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

262	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Global Quality Real Estate Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 97.4%
Commercial Services & Supplies – 0.3%
IWG plc	237,632	$679,724
Diversified Financial Services – 0.2%
Corp. Financiera Alba SA	8,058	472,644
Equity Real Estate Investment Trusts (REITs) – 71.8%
Abacus Property Group(a)	149,942	436,878
Alexander & Baldwin, Inc.	9,717	439,597
American Homes 4 Rent, Class A	87,058	1,852,594
Ascendas Hospitality Trust	916,400	588,557
AvalonBay Communities, Inc.	45,978	8,337,191
Beni Stabili SpA SIIQ	518,635	459,180
Big Yellow Group plc	48,585	501,631
BWP Trust(a)	271,760	643,869
Camden Property Trust	39,895	3,640,020
Canadian Apartment Properties REIT	35,629	941,649
Champion REIT(a)	948,000	684,104
Charter Hall Group	77,025	342,542
Chesapeake Lodging Trust	28,914	806,701
Columbia Property Trust, Inc.	58,618	1,294,285
CoreSite Realty Corp.	13,035	1,443,626
Cousins Properties, Inc.(a)	165,347	1,491,430
DCT Industrial Trust, Inc.	34,760	2,016,775
Dexus(a)	384,809	2,882,661
DiamondRock Hospitality Co.	93,220	1,012,369
Digital Realty Trust, Inc.	59,645	7,064,375
Dream Office REIT	9,164	155,470
Duke Realty Corp.	153,260	4,364,845
EastGroup Properties, Inc.(a)	15,721	1,424,165
Equinix, Inc.	632	292,932
Equity Commonwealth*	58,776	1,766,219
Equity LifeStyle Properties, Inc.	37,209	3,292,252
Equity Residential	156,894	10,552,690
Essex Property Trust, Inc.	7,031	1,845,145
Eurocommercial Properties NV, CVA	4,345	180,956
Fonciere Des Regions	16,274	1,657,533
Four Corners Property Trust, Inc.	30,099	742,843
Frontier Real Estate Investment Corp.	151	592,014

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Gecina SA	21,646	$3,512,659
Getty Realty Corp.	24,016	682,295
Goodman Property Trust(a)	468,628	420,554
GPT Group (The)	810,145	3,161,799
Granite REIT	12,245	473,424
Green REIT plc	408,272	718,181
Grivalia Properties REIC AE	30,099	313,821
H&R REIT	50,402	837,492
Hansteen Holdings plc(a)	464,283	844,666
Hersha Hospitality Trust	21,567	381,520
Highwoods Properties, Inc.	47,479	2,423,803
Hispania Activos Inmobiliarios SOCIMI SA	53,088	915,613
Host Hotels & Resorts, Inc.	317,343	6,207,229
Investa Office Fund	229,100	786,968
Japan Logistics Fund, Inc.	268	481,141
Killam Apartment REIT	40,132	411,251
LaSalle Hotel Properties(a)	51,982	1,466,412
Liberty Property Trust	67,624	2,899,717
Link REIT	988,500	8,305,285
LTC Properties, Inc.	18,565	863,458
Mapletree Greater China Commercial Trust(b)	876,900	756,281
Mapletree Industrial Trust(a)	568,800	809,947
Merlin Properties Socimi SA	141,252	1,864,369
Mirvac Group(a)	1,396,641	2,580,807
Morguard REIT	9,085	100,428
National Health Investors, Inc.	15,642	1,191,764
Nippon Accommodations Fund, Inc.	146	563,416
Nippon Building Fund, Inc.	397	1,914,600
Northview Apartment REIT	31,205	563,535
Paramount Group, Inc.(a)	94,247	1,500,412
Park Hotels & Resorts, Inc.	68,335	1,967,365
Pebblebrook Hotel Trust(a)	31,521	1,124,039
Piedmont Office Realty Trust, Inc., Class A	72,285	1,397,992
Potlatch Corp.(a)	18,723	969,851
Precinct Properties New Zealand Ltd.(a)	497,858	441,670
Prologis, Inc.	196,078	12,662,717
PS Business Parks, Inc.	9,638	1,275,397

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	263

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Public Storage	1,580	$327,455
Pure Industrial Real Estate Trust	119,211	615,891
Quality Care Properties, Inc.*	49,138	777,855
Rayonier, Inc.	61,304	1,837,894
Retail Properties of America, Inc., Class A	87,216	1,065,780
RioCan REIT	78,526	1,490,599
RLJ Lodging Trust	68,730	1,488,692
Safestore Holdings plc	99,935	590,819
Scentre Group	1,735,472	5,349,306
Segro plc	453,855	3,272,643
Shopping Centres Australasia Property Group	403,295	726,682
Simon Property Group, Inc.	15,326	2,380,588
SmartCentres REIT	21,172	475,964
Summit Hotel Properties, Inc.(a)	50,007	790,611
Sunlight REIT	632,000	428,527
Sunstone Hotel Investors, Inc.	103,253	1,685,089
Terreis(a)	5,431	263,260
Terreno Realty Corp.	16,985	623,688
Unibail-Rodamco SE	2,291	573,413
UNITE Group plc (The)	113,602	1,060,530
Universal Health Realty Income Trust(a)	5,767	422,202
Urstadt Biddle Properties, Inc., Class A	27,097	588,818
Vornado Realty Trust	72,759	5,446,739
Welltower, Inc.	84,056	5,628,390
Wereldhave Belgium NV	711	75,373
Weyerhaeuser Co.	127,822	4,590,088
Workspace Group plc	57,828	679,615
Xenia Hotels & Resorts, Inc.	50,086	1,089,871
		175,885,358
Household Durables – 0.5%
Iida Group Holdings Co. Ltd.	67,100	1,279,051
Industrial Conglomerates – 0.5%
Hopewell Holdings Ltd.	275,000	1,055,686
Real Estate Management & Development – 24.1%
ADO Properties SA(b)	7,110	349,617
Aeon Mall Co. Ltd.	52,300	927,436

Investments	Shares	Value
Real Estate Management & Development – (continued)
Alrov Properties and Lodgings Ltd.	10,349	$331,591
BUWOG AG* (a)	9,164	264,328
CA Immobilien Anlagen AG	34,365	980,821
CapitaLand Ltd.	1,137,600	3,064,439
City Developments Ltd.	181,700	1,725,777
CLS Holdings plc	115,261	337,958
Daejan Holdings plc	4,345	357,448
Daibiru Corp.	55,300	647,754
Daikyo, Inc.	28,100	538,359
Daito Trust Construction Co. Ltd.	31,500	5,498,570
Deutsche EuroShop AG(a)	15,484	564,141
Emperor International Holdings Ltd.	316,000	111,790
Entra ASA(b)	51,587	709,314
Fabege AB	60,672	1,281,303
First Capital Realty, Inc.	58,618	930,358
Forestar Group, Inc.* (a)	35,076	624,353
Frasers Centrepoint Ltd.	244,900	373,893
Global Logistic Properties Ltd.	403,000	982,061
Goldcrest Co. Ltd.	22,100	476,308
GuocoLand Ltd.	213,300	374,183
Hang Lung Group Ltd.	34,000	119,408
Heiwa Real Estate Co. Ltd.	35,900	622,081
Helical plc	60,937	248,428
Hemfosa Fastigheter AB	51,034	619,957
Henderson Land Development Co. Ltd.	540,300	3,521,528
HKR International Ltd.(a)	568,800	363,073
Ho Bee Land Ltd.	173,800	322,750
Hongkong Land Holdings Ltd.	497,700	3,608,325
Hufvudstaden AB, Class A	53,167	875,130
Kenedix, Inc.	134,300	781,240
Klovern AB, Class A(a)	213,458	288,119
Leopalace21 Corp.	118,500	880,172
Liu Chong Hing Investment Ltd.	206,000	353,816
Melcor Developments Ltd.	23,068	269,315
Mobimo Holding AG (Registered)*	3,081	778,904
Morguard Corp.	2,686	400,056
Nomura Real Estate Holdings, Inc.	55,700	1,218,606
Norstar Holdings, Inc.	3,476	62,401

See Accompanying Notes to the Financial Statements.

264	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Real Estate Management & Development – (continued)
Norwegian Property ASA(a)	242,925	$298,390
NTT Urban Development Corp.	63,200	650,187
Olav Thon Eiendomsselskap ASA	15,800	311,871
Raven Russia Ltd.*	358,077	234,188
Realogy Holdings Corp.	62,015	2,004,945
Relo Group, Inc.	45,100	1,113,708
Sagax AB, Class B	31,521	383,291
Sagax AB (Preference)(a)	51,034	210,920
Soundwill Holdings Ltd.	39,500	85,462
St Joe Co. (The)*	31,837	566,699
St Modwen Properties plc	143,385	724,884
Swire Pacific Ltd., Class A	212,000	2,093,696
Swire Pacific Ltd., Class B	332,500	574,496
Swire Properties Ltd.	505,600	1,707,626
TAG Immobilien AG	58,934	1,013,693
Technopolis OYJ	63,374	285,713
TOC Co. Ltd.	31,600	281,711
Tokyo Tatemono Co. Ltd.	94,800	1,319,007
Tokyu Fudosan Holdings Corp.	229,100	1,491,983
United Industrial Corp. Ltd.(a)	127,593	308,119
UOL Group Ltd.	209,775	1,391,930
Vonovia SE	21,567	948,700
Wallenstam AB, Class B(a)	84,372	788,109
Wheelock & Co. Ltd.	334,000	2,324,617
Wihlborgs Fastigheter AB	32,153	763,518
Yanlord Land Group Ltd.	331,800	435,938
		59,098,512
Total Common Stocks (Cost $211,066,920)		238,470,975
	Principal Amount
SECURITIES LENDING REINVESTMENTS(c) – 3.5%
CERTIFICATES OF DEPOSIT – 0.4%
BNP Paribas, New York
(ICE LIBOR USD 1 Month + 0.15%), 1.39%, 12/1/2017(d)	$500,000	500,000

Investments	Principal Amount	Value
CERTIFICATES OF DEPOSIT – (continued)
Swedbank, New York
1.16%, 11/2/2017	$400,000	$400,000
Total Certificates of Deposit (Cost $900,000)		900,000

REPURCHASE AGREEMENTS – 3.1%
Citigroup Global Markets, Inc., 1.34%, dated 10/31/2017, due 11/1/2017, repurchase price $1,500,056, collateralized by various Common Stocks; total market value $1,666,333	1,500,000	1,500,000
Citigroup Global Markets, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $4,253,587, collateralized by various U.S. Treasury Securities, 1.25%, maturing 7/15/2020; total market value $3,841,864	4,253,463	4,253,463
Deutsche Bank AG, London Branch, 1.55%, dated 10/31/2017, due 11/1/2017, repurchase price $2,000,086, collateralized by various U.S. Treasury Securities, 1.38%, maturing 1/31/2020; Common Stocks; total market value $2,232,626	2,000,000	2,000,000
Total Repurchase Agreements (Cost $7,753,463)		7,753,463
Total Securities Lending Reinvestments (Cost $8,653,463)		8,653,463
Total Investments – 100.9% (Cost $219,720,383)		247,124,438
Liabilities Less Other Assets – (0.9%)		(2,154,696)
NET ASSETS – 100.0%		$244,969,742

*	Non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	265

FlexShares® Global Quality Real Estate Index Fund (cont.)

was $11,843,261, collateralized in the form of cash with a value of $8,653,463 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $844,148 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.00%, and maturity dates ranging from November 9, 2017 – May 15, 2047 and $2,836,021 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – July 22, 2068; a total value of $12,333,632.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At October 31, 2017, the value of these securities amounted to $1,815,212 or 0.74% of net assets of the Fund.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2017. The total value of securities purchased was $8,653,463.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

OYJ – Public Limited Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

USD – US Dollar

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,501,867
Aggregate gross unrealized depreciation	(4,240,842)
Net unrealized appreciation	$26,261,025
Federal income tax cost	$221,106,071

Futures Contracts

FlexShares® Global Quality Real Estate Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
EURO STOXX 50 Index	9	12/15/2017	EUR	$385,622	$16,185
FTSE 100 Index	3	12/15/2017	GBP	297,494	4,283
Hang Seng Index	3	11/29/2017	HKD	542,182	(628)
S&P 500 E-Mini Index	27	12/15/2017	USD	3,473,145	110,039
SGX Nikkei 225 Index	9	12/07/2017	JPY	869,467	78,282
SPI 200 Index	9	12/21/2017	AUD	1,015,790	31,583
					$239,744

Forward Foreign Currency Contracts

FlexShares® Global Quality Real Estate Index Fund had the following outstanding contracts as of October 31, 2017:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	105,687	BNP Paribas SA	EUR	87,931	12/20/2017	$2,960
Total unrealized appreciation						$2,960
HKD	783,523	Morgan Stanley	USD	100,555	12/20/2017	$(46)
Total unrealized depreciation						$(46)
Net unrealized appreciation						$2,914

See Accompanying Notes to the Financial Statements.

266	FLEXSHARES ANNUAL REPORT

FlexShares® Global Quality Real Estate Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

USD – US Dollar

FlexShares® Global Quality Real Estate Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2017:

Australia	6.9%
Austria	0.5
Belgium	0.0 †
Canada	3.1
China	1.5
Finland	0.1
France	2.5
Germany	1.2
Greece	0.1
Hong Kong	8.9
Ireland	0.3
Israel	0.2
Italy	0.2
Japan	8.7
Netherlands	0.1
New Zealand	0.4
Norway	0.5
Singapore	4.5
Spain	1.3
Sweden	2.1
Switzerland	0.3
United Kingdom	3.9
United States	50.1
Other[1]	2.6
100.0%

†	Amount represents less than 0.05%.

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	267

Schedule of Investments

FlexShares® Real Assets Allocation Index Fund

October 31, 2017

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 100.0%
FlexShares Global Quality Real Estate Index Fund(a)	39,996	$2,485,751
FlexShares Global Upstream Natural Resources Index Fund(a)	21,501	680,722
FlexShares STOXX Global Broad Infrastructure Index Fund(a)	65,898	3,151,901
Total Exchange Traded Funds (Cost 6,026,403)		6,318,374

Total Investments – 100.0% (Cost $6,026,403)		6,318,374
Liabilities Less Other Assets – 0.0%		(90)
NET ASSETS – 100.0%		$6,318,284
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the Underlying Funds.

Percentages shown are based on Net Assets.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$291,176
Aggregate gross unrealized depreciation	—
Net unrealized appreciation	$291,176
Federal income tax cost	$6,027,198

The underlying index of the FlexShares Real Assets Allocation Index Fund is comprised of securities of affiliated FlexShares Funds. The Schedules of Investments of the affiliated FlexShares Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ending October 31, 2017, was as follows:

Security	Value October 31, 2016	Purchases at Cost	Sales Proceeds	Shares October 31, 2017	Value October 31, 2017	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain/ (Loss)
FlexShares Global Quality Real Estate Index Fund	$626,788	$2,010,783	$270,562	39,996	$2,485,751	$116,653	$23,003	$2,090
FlexShares Global Upstream Natural Resources Index Fund	136,432	519,987	18,742	21,501	680,722	43,753	7,551	(709)
FlexShares STOXX Global Broad Infrastructure Index Fund	517,936	2,560,835	32,029	65,898	3,151,901	105,694	43,716	(535)
	$1,281,156	$5,091,605	$321,333	127,395	$6,318,374	$266,100	$74,270	$846

See Accompanying Notes to the Financial Statements.

268	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 98.7%
Aerospace & Defense – 4.8%
Boeing Co. (The)	225,192	$58,095,032
Lockheed Martin Corp.	96,389	29,703,234
		87,798,266
Air Freight & Logistics – 1.7%
United Parcel Service, Inc., Class B	261,871	30,777,699
Banks – 5.6%
Bank of America Corp.	410,293	11,237,925
Citigroup, Inc.	92,124	6,771,114
JPMorgan Chase & Co.	214,956	21,626,723
Wells Fargo & Co.	1,108,047	62,205,759
		101,841,521
Beverages – 0.5%
Coca-Cola Co. (The)	104,066	4,784,954
PepsiCo, Inc.	43,503	4,795,336
		9,580,290
Biotechnology – 1.2%
AbbVie, Inc.	206,426	18,629,947
Amgen, Inc.	22,178	3,886,029
		22,515,976
Capital Markets – 4.0%
Ameriprise Financial, Inc.	80,182	12,551,690
Eaton Vance Corp.	174,865	8,825,437
Federated Investors, Inc., Class B	402,616	12,509,279
Lazard Ltd., Class A	196,190	9,326,873
LPL Financial Holdings, Inc.	301,109	14,938,017
T. Rowe Price Group, Inc.(a)	150,128	13,946,891
		72,098,187
Chemicals – 1.5%
Air Products & Chemicals, Inc.	10,236	1,631,926
Kronos Worldwide, Inc.	387,262	10,188,863
LyondellBasell Industries NV, Class A	144,157	14,924,574
		26,745,363

Investments	Shares	Value
Commercial Services & Supplies – 0.1%
Pitney Bowes, Inc.	175,718	$2,414,365
Communications Equipment – 1.7%
Cisco Systems, Inc.	612,454	20,915,304
InterDigital, Inc.	144,157	10,573,916
		31,489,220
Consumer Finance – 0.2%
Navient Corp.	350,583	4,368,264
Containers & Packaging – 1.0%
Greif, Inc., Class A(a)	172,306	9,568,152
Greif, Inc., Class B	104,066	6,540,548
Packaging Corp. of America	11,576	1,345,942
		17,454,642
Diversified Consumer Services – 0.4%
H&R Block, Inc.	278,931	6,900,753
Diversified Telecommunication Services – 0.5%
Verizon Communications, Inc.	179,983	8,615,786
Electric Utilities – 2.6%
ALLETE, Inc.(a)	148,422	11,628,864
Exelon Corp.	319,022	12,827,875
Hawaiian Electric Industries, Inc.	259,312	9,454,515
PG&E Corp.	53,739	3,104,502
Portland General Electric Co.(a)	32,414	1,547,444
PPL Corp.	224,339	8,426,173
		46,989,373
Electrical Equipment – 0.7%
Emerson Electric Co.	203,014	13,086,283
Electronic Equipment, Instruments & Components – 1.2%
Avnet, Inc.	301,109	11,984,138
Jabil, Inc.(a)	362,525	10,252,207
		22,236,345
Energy Equipment & Services – 0.2%
Helmerich & Payne, Inc.	80,182	4,354,685

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	269

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – 6.2%
Apple Hospitality REIT, Inc.	407,734	$7,722,482
CoreCivic, Inc.	371,055	9,150,216
Gaming and Leisure Properties, Inc.	21,325	779,216
Hospitality Properties Trust	60,563	1,730,891
Host Hotels & Resorts, Inc.	563,833	11,028,574
Lamar Advertising Co., Class A(a)	140,745	9,914,078
LaSalle Hotel Properties(a)	317,316	8,951,484
Lexington Realty Trust(a)	268,695	2,719,193
Omega Healthcare Investors, Inc.(a)	127,950	3,692,637
Outfront Media, Inc.	423,941	9,941,416
Park Hotels & Resorts, Inc.	260,165	7,490,150
Retail Properties of America, Inc., Class A	88,712	1,084,061
Ryman Hospitality Properties, Inc.(a)	104,919	6,938,293
Senior Housing Properties Trust	140,745	2,589,708
Simon Property Group, Inc.	51,180	7,949,789
Spirit Realty Capital, Inc.	366,790	3,048,025
Welltower, Inc.	159,511	10,680,857
WP Carey, Inc.	104,919	7,150,230
		112,561,300
Food & Staples Retailing – 2.7%
CVS Health Corp.	2,559	175,368
Wal-Mart Stores, Inc.	550,185	48,036,653
		48,212,021
Gas Utilities – 0.5%
National Fuel Gas Co.	148,422	8,615,897
Health Care Equipment & Supplies – 0.9%
Baxter International, Inc.	240,546	15,508,001
Health Care Providers & Services – 2.0%
Anthem, Inc.	44,356	9,279,719
Cardinal Health, Inc.	6,824	422,405
McKesson Corp.	59,710	8,232,815
Patterson Cos., Inc.(a)	214,956	7,953,372
UnitedHealth Group, Inc.	46,062	9,683,154
		35,571,465

Investments	Shares	Value
Hotels, Restaurants & Leisure – 0.6%
Darden Restaurants, Inc.	52,266	$4,299,924
Las Vegas Sands Corp.	33,267	2,108,462
McDonald’s Corp.	29,002	4,840,724
		11,249,110
Household Durables – 0.5%
Tupperware Brands Corp.(a)	150,128	8,820,020
Household Products – 2.7%
Procter & Gamble Co. (The)	559,568	48,313,101
Industrial Conglomerates – 4.2%
3M Co.	209,838	48,302,609
General Electric Co.	1,431,334	28,855,694
		77,158,303
Insurance – 2.2%
Aflac, Inc.(a)	149,275	12,522,680
Assurant, Inc.	38,385	3,863,450
Erie Indemnity Co., Class A	62,269	7,522,095
First American Financial Corp.	46,915	2,553,114
Principal Financial Group, Inc.	212,397	13,986,343
Prudential Financial, Inc.	1,686	186,236
		40,633,918
Internet Software & Services – 0.5%
j2 Global, Inc.(a)	111,743	8,284,626
IT Services – 6.2%
Accenture plc, Class A	222,633	31,694,034
Broadridge Financial Solutions, Inc.	91,271	7,842,004
DST Systems, Inc.	116,008	6,800,389
Fidelity National Information Services, Inc.	104,919	9,732,286
International Business Machines Corp.	119,420	18,397,845
Jack Henry & Associates, Inc.	104,066	11,460,789
Paychex, Inc.	75,064	4,788,332
Science Applications International Corp.	82,741	6,068,225
Visa, Inc., Class A	46,915	5,159,712
Western Union Co. (The)(a)	555,303	11,028,318
		112,971,934

See Accompanying Notes to the Financial Statements.

270	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Media – 0.1%
Scripps Networks Interactive, Inc., Class A	29,505	$2,457,176
Walt Disney Co. (The)	3,412	333,728
		2,790,904
Metals & Mining – 0.6%
Steel Dynamics, Inc.	279,784	10,410,763
Mortgage Real Estate Investment Trusts (REITs) – 1.1%
AGNC Investment Corp.	69,946	1,408,013
Annaly Capital Management, Inc.	135,627	1,554,286
Chimera Investment Corp.	441,001	8,070,318
MFA Financial, Inc.	336,935	2,776,344
Two Harbors Investment Corp.	578,334	5,667,673
		19,476,634
Multiline Retail – 2.2%
Kohl’s Corp.(a)	247,370	10,330,171
Macy’s, Inc.(a)	478,533	8,977,279
Nordstrom, Inc.(a)	224,339	8,895,041
Target Corp.	189,366	11,180,169
		39,382,660
Multi-Utilities – 1.8%
CenterPoint Energy, Inc.	268,695	7,947,998
MDU Resources Group, Inc.	419,676	11,478,138
Vectren Corp.	190,219	12,961,523
		32,387,659
Oil, Gas & Consumable Fuels – 7.9%
Chevron Corp.	250,782	29,063,126
Delek US Energy, Inc.(a)	292,579	7,621,683
Exxon Mobil Corp.	322,434	26,874,874
HollyFrontier Corp.(a)	362,525	13,395,299
Occidental Petroleum Corp.	56,298	3,635,162
ONEOK, Inc.	194,484	10,554,646
PBF Energy, Inc., Class A(a)	497,299	14,406,752
Phillips 66	162,923	14,839,027
Tallgrass Energy GP LP	351,436	8,785,900
Valero Energy Corp.	176,571	13,929,686
		143,106,155
Paper & Forest Products – 0.6%
Domtar Corp.(a)	246,517	11,665,185

Investments	Shares	Value
Personal Products – 0.6%
Nu Skin Enterprises, Inc., Class A	165,482	$10,526,310
Pharmaceuticals – 6.4%
Johnson & Johnson	162,923	22,713,095
Merck & Co., Inc.	730,168	40,224,955
Pfizer, Inc.	1,510,663	52,963,845
		115,901,895
Professional Services – 0.4%
Nielsen Holdings plc	211,544	7,841,936
Semiconductors & Semiconductor Equipment – 4.0%
KLA-Tencor Corp.	106,625	11,610,397
Lam Research Corp.	53,739	11,208,343
Maxim Integrated Products, Inc.	177,424	9,321,857
QUALCOMM, Inc.	117,714	6,004,591
Texas Instruments, Inc.	353,142	34,145,300
		72,290,488
Software – 2.0%
Activision Blizzard, Inc.	109,184	7,150,460
CA, Inc.	211,544	6,849,795
Intuit, Inc.	52,033	7,858,024
SS&C Technologies Holdings, Inc.	193,631	7,783,966
Symantec Corp.	226,657	7,366,352
		37,008,597
Specialty Retail – 4.6%
Best Buy Co., Inc.(a)	253,341	14,182,029
Foot Locker, Inc.	48,621	1,462,520
Gap, Inc. (The)(a)	494,740	12,858,293
Home Depot, Inc. (The)	268,695	44,544,257
Office Depot, Inc.	191,925	594,967
Williams-Sonoma, Inc.(a)	199,602	10,299,463
		83,941,529
Technology Hardware, Storage & Peripherals – 5.3%
Apple, Inc.	334,376	56,522,919
HP, Inc.	730,168	15,735,120
NetApp, Inc.	168,894	7,502,272
Seagate Technology plc(a)	266,989	9,870,583
Xerox Corp.	196,190	5,946,519
		95,577,413

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	271

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Textiles, Apparel & Luxury Goods – 0.7%
VF Corp.	182,542	$12,714,050
Tobacco – 2.8%
Altria Group, Inc.	388,968	24,979,525
Philip Morris International, Inc.	220,927	23,117,801
Vector Group Ltd.	120,991	2,514,193
		50,611,519
Trading Companies & Distributors – 0.5%
WW Grainger, Inc.	44,356	8,769,181
Total Common Stocks (Cost $1,491,219,462)		1,791,569,592
	Principal Amount
SECURITIES LENDING REINVESTMENTS(b) – 3.9%
CERTIFICATES OF DEPOSIT – 2.3%
ABN Amro Bank NV 1.46%, 1/5/2018	$2,500,000	2,494,050
Bank of Nova Scotia, Houston (ICE LIBOR USD 3 Month + 0.14%), 1.46%, 5/24/2018(c)	3,000,000	3,000,339
BNP Paribas, New York (ICE LIBOR USD 1 Month + 0.15%), 1.39%, 12/1/2017(c)	5,000,000	5,000,000
Credit Suisse, New York 1.43%, 4/16/2018	3,500,000	3,499,832
Industrial & Commercial Bank of China Ltd., New York Branch 1.52%, 11/20/2017	2,000,000	2,000,000
KBC Bank NV, Brussels 1.50%, 1/18/2018	2,000,000	2,000,320
Landesbank Baden-Wurttemberg, London 1.33%, 11/22/2017	3,000,000	2,997,684
Mitsubishi UFJ Trust & Banking Corp., New York (ICE LIBOR USD 1 Month + 0.19%), 1.43%, 3/8/2018(c)	3,000,000	3,000,204

Investments	Principal Amount	Value
CERTIFICATES OF DEPOSIT – (continued)
Mizuho Bank Ltd., New York (ICE LIBOR USD 1 Month + 0.20%), 1.44%, 4/11/2018(c)	$1,500,000	$1,501,369
National Bank of Canada, New York 1.36%, 3/16/2018	2,000,000	2,000,070
OCBC, New York 1.37%, 3/20/2018	1,500,000	1,499,997
Standard Chartered, New York 1.45%, 5/1/2018	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank Ltd., New York (ICE LIBOR USD 1 Month + 0.19%), 1.42%, 11/3/2017(c)	1,000,000	1,000,000
1.43%, 4/26/2018	1,000,000	1,000,000
The Chiba Bank Ltd., New York Branch 1.36%, 11/6/2017	4,000,000	4,000,000
The Sumitomo Bank Ltd., New York
1.42%, 1/22/2018	2,500,000	2,500,122
1.44%, 4/11/2018	1,000,000	999,954
Wells Fargo Bank (San Francisco) NA (ICE LIBOR USD 3 Month + 0.14%), 1.51%, 10/26/2018(c)	2,000,000	2,000,000
Total Certificates of Deposit (Cost $42,491,206)		42,493,941

COMMERCIAL PAPER – 0.7%
Bank of China, Hong Kong Branch
1.56%, 12/11/2017	2,500,000	2,495,667
GE Capital Treasury Services LLC (ICE LIBOR USD 1 Month + 0.08%), 1.32%, 12/14/2017(c)	6,000,000	6,000,000
Union Bank of Switzerland (ICE LIBOR USD 1 Month + 0.21%), 1.41%, 5/2/2018(c) (d)	4,000,000	4,000,772
Total Commercial Paper (Cost $12,495,667)		12,496,439

See Accompanying Notes to the Financial Statements.

272	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(b) – (continued)
FUNDING AGREEMENTS – 0.2%
United of Omaha Life Insurance
1.37%, 11/30/2017 (Cost $4,000,000)	$4,000,000	$4,000,000

REPURCHASE AGREEMENTS – 0.7%
Citigroup Global Markets, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $52,430, collateralized by various U.S. Treasury Securities, 1.25%, maturing 7/15/2020; total market value $53,477	52,428	52,428
Deutsche Bank AG, London Branch, 1.55%, dated 10/31/2017, due 11/1/2017, repurchase price $4,900,211, collateralized by various U.S. Treasury Securities, 1.38%, maturing 1/31/2020; Common Stocks; total market value $5,447,452	4,900,000	4,900,000
ML Pierce Fenner & Smith, Inc., 1.71%, dated 10/31/2017, due 1/31/2018, repurchase price $8,034,960, collateralized by various Common Stocks; total market value $8,800,000	8,000,000	8,000,000
Total Repurchase Agreements (Cost $12,952,428)		12,952,428
Total Securities Lending Reinvestments (Cost $71,939,301)		71,942,808
Total Investments – 102.6% (Cost $1,563,158,763)		1,863,512,400
Liabilities Less Other Assets – (2.6%)		(47,847,814)
NET ASSETS – 100.0%		$1,815,664,586
(a)

The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $79,772,452, collateralized in the form of cash with a value of $71,930,953 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $10,739,365 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – January 22, 2060; a total value of $82,670,318.

(b)	The security was purchased with cash collateral held from securities on loan at October 31, 2017. The total value of securities purchased was $71,942,808.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(d)

Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $4,000,772, representing 0.22% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – US Dollar

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$316,177,000
Aggregate gross unrealized depreciation	(16,276,038)
Net unrealized appreciation	$299,900,962
Federal income tax cost	$1,564,548,456

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	273

FlexShares® Quality Dividend Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini Index	185	12/15/2017	USD	$23,797,475	$937,018

Abbreviation:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

274	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Defensive Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 99.3%
Aerospace & Defense – 4.8%
Boeing Co. (The)	37,697	$9,725,072
Lockheed Martin Corp.	17,284	5,326,238
		15,051,310
Air Freight & Logistics – 2.0%
CH Robinson Worldwide, Inc.(a)	12,963	1,017,984
United Parcel Service, Inc., Class B	44,551	5,236,079
		6,254,063
Banks – 6.0%
Bank of America Corp.	66,752	1,828,337
Bank of Hawaii Corp.(a)	19,221	1,568,626
Citigroup, Inc.	21,754	1,598,919
JPMorgan Chase & Co.	29,502	2,968,196
Wells Fargo & Co.	192,657	10,815,764
		18,779,842
Beverages – 0.6%
Coca-Cola Co. (The)	12,218	561,784
PepsiCo, Inc.	11,771	1,297,517
		1,859,301
Biotechnology – 0.1%
Amgen, Inc.	1,490	261,078
Capital Markets – 0.1%
BGC Partners, Inc., Class A	1,490	22,603
Virtu Financial, Inc., Class A(a)	19,072	269,869
		292,472
Chemicals – 1.9%
Kronos Worldwide, Inc.	68,093	1,791,527
LyondellBasell Industries NV, Class A	24,585	2,545,285
Scotts Miracle-Gro Co. (The)	15,198	1,514,025
		5,850,837
Commercial Services & Supplies – 0.6%
Pitney Bowes, Inc.	37,548	515,910
Rollins, Inc.(a)	33,078	1,452,455
		1,968,365

Investments	Shares	Value
Communications Equipment – 2.2%
Brocade Communications Systems, Inc.	13,708	$159,698
Cisco Systems, Inc.	101,469	3,465,166
InterDigital, Inc.	20,860	1,530,081
Motorola Solutions, Inc.	18,327	1,659,327
		6,814,272
Containers & Packaging – 0.4%
Greif, Inc., Class B	21,754	1,367,239
Diversified Consumer Services – 0.6%
H&R Block, Inc.	76,288	1,887,365
Diversified Telecommunication Services – 2.4%
AT&T, Inc.	95,509	3,213,878
Verizon Communications, Inc.	90,592	4,336,639
		7,550,517
Electric Utilities – 3.9%
ALLETE, Inc.	10,281	805,516
American Electric Power Co., Inc.	21,754	1,618,715
Avangrid, Inc.	6,854	354,557
Edison International	13,410	1,072,130
Entergy Corp.	15,347	1,323,832
Exelon Corp.	47,680	1,917,213
Hawaiian Electric Industries, Inc.	44,253	1,613,464
PG&E Corp.	4,172	241,017
Portland General Electric Co.	20,115	960,290
PPL Corp.	36,654	1,376,724
Xcel Energy, Inc.	17,284	855,904
		12,139,362
Electrical Equipment – 0.5%
Emerson Electric Co.	26,671	1,719,213
Electronic Equipment, Instruments & Components – 2.2%
CDW Corp.	23,095	1,616,650
FLIR Systems, Inc.	28,012	1,311,522
Jabil, Inc.	75,692	2,140,569
National Instruments Corp.(a)	6,109	274,905
TE Connectivity Ltd.	18,774	1,707,871
		7,051,517

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	275

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Equity Real Estate Investment Trusts (REITs) – 6.6%
Apple Hospitality REIT, Inc.	79,715	$1,509,802
CoreCivic, Inc.	61,686	1,521,177
Crown Castle International Corp.	6,556	702,016
CubeSmart(a)	16,092	438,024
DDR Corp.	54,385	417,133
Digital Realty Trust, Inc.	10,877	1,288,272
EPR Properties	8,642	597,854
GEO Group, Inc. (The)	10,877	282,258
HCP, Inc.	19,668	508,221
Hospitality Properties Trust	8,791	251,247
LaSalle Hotel Properties(a)	27,863	786,015
Lexington Realty Trust	39,783	402,604
Medical Properties Trust, Inc.	27,863	368,628
National Health Investors, Inc.(a)	12,069	919,537
Outfront Media, Inc.	70,030	1,642,204
Park Hotels & Resorts, Inc.	54,087	1,557,165
Retail Properties of America, Inc., Class A	122,627	1,498,502
Ryman Hospitality Properties, Inc.	12,218	807,976
Senior Housing Properties Trust	27,416	504,454
Spirit Realty Capital, Inc.	35,313	293,451
Ventas, Inc.(a)	20,264	1,271,566
VEREIT, Inc.	58,557	462,015
Welltower, Inc.	20,115	1,346,900
WP Carey, Inc.	18,327	1,248,985
		20,626,006
Food & Staples Retailing – 2.6%
Wal-Mart Stores, Inc.	94,019	8,208,799
Food Products – 1.0%
Conagra Brands, Inc.	52,448	1,791,624
Hershey Co. (The)	13,559	1,439,694
		3,231,318
Gas Utilities – 0.4%
ONE Gas, Inc.	15,049	1,158,472
Health Care Providers & Services – 3.4%
Aetna, Inc.	17,731	3,014,802
Anthem, Inc.	16,241	3,397,780
Cardinal Health, Inc.	2,086	129,123
UnitedHealth Group, Inc.	20,115	4,228,575
		10,770,280

Investments	Shares	Value
Hotels, Restaurants & Leisure – 4.0%
Cracker Barrel Old Country Store, Inc.	1,490	$232,634
Darden Restaurants, Inc.(a)	13,857	1,140,015
Domino’s Pizza, Inc.	5,811	1,063,413
Dunkin’ Brands Group, Inc.	14,751	871,341
McDonald’s Corp.	54,981	9,176,879
		12,484,282
Household Durables – 0.3%
Garmin Ltd.	7,599	430,180
Tupperware Brands Corp.	8,195	481,456
		911,636
Household Products – 3.2%
Clorox Co. (The)	11,324	1,432,826
Kimberly-Clark Corp.	2,384	268,224
Procter & Gamble Co. (The)	97,446	8,413,487
		10,114,537
Industrial Conglomerates – 0.7%
3M Co.	1,341	308,685
General Electric Co.	95,658	1,928,465
		2,237,150
Insurance – 3.2%
Assurant, Inc.	13,410	1,349,716
Axis Capital Holdings Ltd.	12,069	656,433
Erie Indemnity Co., Class A	13,261	1,601,929
Everest Re Group Ltd.	7,450	1,769,003
First American Financial Corp.(a)	28,161	1,532,522
FNF Group	32,035	1,198,750
Old Republic International Corp.	19,817	402,087
ProAssurance Corp.	5,066	283,949
Validus Holdings Ltd.	21,456	1,117,428
		9,911,817
Internet Software & Services – 0.2%
j2 Global, Inc.(a)	9,387	695,952
IT Services – 4.3%
Accenture plc, Class A	6,705	954,524
Amdocs Ltd.	16,092	1,047,589
Automatic Data Processing, Inc.	11,324	1,316,528

See Accompanying Notes to the Financial Statements.

276	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
IT Services – (continued)
Broadridge Financial Solutions, Inc.	15,347	$1,318,614
Fidelity National Information Services, Inc.	18,774	1,741,476
International Business Machines Corp.	19,966	3,075,962
Jack Henry & Associates, Inc.	14,453	1,591,709
Paychex, Inc.	6,407	408,703
Visa, Inc., Class A	3,278	360,514
Western Union Co. (The)(a)	77,331	1,535,794
		13,351,413
Machinery – 0.4%
Toro Co. (The)	19,817	1,245,499
Media – 0.3%
Comcast Corp., Class A	3,278	118,106
Meredith Corp.(a)	3,278	173,734
Walt Disney Co. (The)	7,301	714,111
		1,005,951
Mortgage Real Estate Investment Trusts (REITs) – 2.0%
AGNC Investment Corp.(a)	66,603	1,340,718
Annaly Capital Management, Inc.	121,882	1,396,768
Chimera Investment Corp.	85,675	1,567,852
MFA Financial, Inc.	61,090	503,382
Two Harbors Investment Corp.	133,057	1,303,959
		6,112,679
Multiline Retail – 1.4%
Kohl’s Corp.(a)	22,350	933,336
Macy’s, Inc.(a)	41,720	782,667
Nordstrom, Inc.(a)	40,081	1,589,212
Target Corp.	19,221	1,134,808
		4,440,023
Multi-Utilities – 2.0%
Ameren Corp.	20,413	1,265,402
CenterPoint Energy, Inc.	53,342	1,577,856
CMS Energy Corp.	22,350	1,081,070
Consolidated Edison, Inc.	5,811	500,037
DTE Energy Co.	11,920	1,316,683
WEC Energy Group, Inc.	5,811	391,603
		6,132,651

Investments	Shares	Value
Oil, Gas & Consumable Fuels – 8.5%
Chevron Corp.	35,760	$4,144,226
Exxon Mobil Corp.	140,656	11,723,678
HollyFrontier Corp.	57,514	2,125,142
Occidental Petroleum Corp.	22,052	1,423,898
ONEOK, Inc.	24,585	1,334,228
PBF Energy, Inc., Class A(a)	79,566	2,305,027
Plains GP Holdings LP, Class A	18,476	376,910
Targa Resources Corp.	10,728	445,212
Valero Energy Corp.	33,972	2,680,051
		26,558,372
Paper & Forest Products – 0.6%
Domtar Corp.	41,571	1,967,140
Pharmaceuticals – 6.9%
Eli Lilly & Co.	16,241	1,330,788
Johnson & Johnson	26,224	3,655,888
Merck & Co., Inc.	153,917	8,479,287
Pfizer, Inc.	228,715	8,018,748
		21,484,711
Professional Services – 0.2%
Nielsen Holdings plc	20,115	745,663
Semiconductors & Semiconductor Equipment – 4.7%
KLA-Tencor Corp.	9,536	1,038,375
Maxim Integrated Products, Inc.	26,820	1,409,123
Microchip Technology, Inc.(a)	15,496	1,469,021
NVIDIA Corp.	10,281	2,126,214
QUALCOMM, Inc.	23,840	1,216,078
Skyworks Solutions, Inc.	12,665	1,442,037
Texas Instruments, Inc.	62,431	6,036,453
		14,737,301
Software – 1.9%
Activision Blizzard, Inc.	38,442	2,517,566
CA, Inc.	36,058	1,167,558
CDK Global, Inc.	3,278	208,350
Intuit, Inc.	11,622	1,755,154
Pegasystems, Inc.	6,109	356,155
		6,004,783

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	277

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Specialty Retail – 2.6%
Aaron’s, Inc.	32,333	$1,189,854
Foot Locker, Inc.	47,680	1,434,214
Gap, Inc. (The)(a)	72,712	1,889,785
Home Depot, Inc. (The)	8,940	1,482,073
L Brands, Inc.	12,814	551,515
Williams-Sonoma, Inc.(a)	30,843	1,591,499
		8,138,940
Technology Hardware, Storage & Peripherals – 5.5%
Apple, Inc.	57,812	9,772,541
HP, Inc.	117,114	2,523,807
NetApp, Inc.	36,803	1,634,789
Seagate Technology plc(a)	49,021	1,812,306
Xerox Corp.	52,746	1,598,731
		17,342,174
Textiles, Apparel & Luxury Goods – 0.9%
VF Corp.	38,591	2,687,863
Thrifts & Mortgage Finance – 0.2%
TFS Financial Corp.	31,588	487,087
Tobacco – 3.0%
Altria Group, Inc.	106,833	6,860,815
Philip Morris International, Inc.	18,327	1,917,738
Vector Group Ltd.	23,781	494,169
		9,272,722
Total Common Stocks (Cost $261,008,470)		310,911,974
	No. of Rights
RIGHTS – 0.0%(b)
Food & Staples Retailing – 0.0%(b)
Safeway, Inc. (Casa Ley subsidiary), CVR*(c)	8,450	8,576
Safeway, Inc. (PDC subsidiary), CVR*(c)	8,450	268
		—
Total Rights (Cost $—)		8,844

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(d) – 5.4%
CERTIFICATES OF DEPOSIT – 0.9%
Bank of Nova Scotia, Houston (ICE LIBOR USD 3 Month + 0.14%), 1.46%, 5/24/2018(e)	$500,000	$500,056
BNP Paribas, New York (ICE LIBOR USD 1 Month + 0.15%), 1.39%, 12/1/2017(e)	1,500,000	1,500,000
Swedbank, New York
1.16%, 11/2/2017	500,000	500,000
Total Certificates of Deposit (Cost $2,500,000)		2,500,056

COMMERCIAL PAPER – 0.5%
GE Capital Treasury Services LLC (ICE LIBOR USD 1 Month + 0.08%), 1.32%, 12/14/2017(e)	1,000,000	1,000,000
Union Bank of Switzerland (ICE LIBOR USD 1 Month + 0.21%), 1.41%, 5/2/2018(e) (f)	500,000	500,097
Total Commercial Paper (Cost $1,500,000)		1,500,097

REPURCHASE AGREEMENTS – 4.0%
Citigroup Global Markets, Inc., 1.34%, dated 10/31/2017, due 11/1/2017, repurchase price $2,500,093, collateralized by various Common Stocks; total market value $2,750,003	2,500,000	2,500,000
Citigroup Global Markets, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $2,323,705, collateralized by various U.S. Treasury Securities, 1.25%, maturing 7/15/2020; total market value $2,370,110	2,323,637	2,323,637

See Accompanying Notes to the Financial Statements.

278	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(d) – (continued)
REPURCHASE AGREEMENTS – (continued)
Deutsche Bank AG, London Branch, 1.55%, dated 10/31/2017, due 11/1/2017, repurchase price $2,000,086, collateralized by various U.S. Treasury Securities, 1.38%, maturing 1/31/2020; Common Stocks; total market value $2,223,450	$2,000,000	$2,000,000
Mizuho Securities USA, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $5,000,146, collateralized by various U.S. Treasury Securities, ranging from 0.00% – 2.00%, maturing 1/18/2018 – 5/31/2024; total market value $5,100,001	5,000,000	5,000,000
ML Pierce Fenner & Smith, Inc., 1.71%, dated 10/31/2017, due 1/31/2018, repurchase price $1,004,370, collateralized by various Common Stocks; total market value $1,100,000	1,000,000	1,000,000
Total Repurchase Agreements (Cost $12,823,637)		12,823,637
Total Securities Lending Reinvestments (Cost $16,823,637)		16,823,790
Total Investments – 104.7% (Cost $277,832,107)		327,744,608
Liabilities Less Other Assets – (4.7%)		(14,577,575)
NET ASSETS – 100.0%		$313,167,033
*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $18,372,962, collateralized in the form of cash with a value of $16,823,637 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $2,035,003 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – January 22, 2060; a total value of $18,858,640.

(b)	Represents less than 0.05% of net assets.

(c)

Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $8,844, which represents approximately 0.00% of net assets of the Fund.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2017. The total value of securities purchased was $16,823,790.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(f)

Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration normally to qualified institutional buyers. At October 31, 2017, the aggregate value of these securities was $500,097, representing 0.16% of net assets.

Percentages shown are based on Net Assets.

Abbreviations

CVR – Contingent Value Rights

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – US Dollar

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$54,119,852
Aggregate gross unrealized depreciation	(4,210,980)
Net unrealized appreciation	$49,908,872
Federal income tax cost	$277,898,775

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	279

FlexShares® Quality Dividend Defensive Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini Index	16	12/15/2017	USD	$2,058,160	$63,039

Abbreviation:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

280	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Quality Dividend Dynamic Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 99.1%
Aerospace & Defense – 2.9%
Boeing Co. (The)	6,636	$1,711,955
Air Freight & Logistics – 1.5%
United Parcel Service, Inc., Class B	7,364	865,491
Airlines – 0.5%
Delta Air Lines, Inc.	5,628	281,569
Banks – 8.3%
Bank of America Corp.	11,536	315,971
Citigroup, Inc.	3,164	232,554
JPMorgan Chase & Co.	23,856	2,400,152
Wells Fargo & Co.	34,076	1,913,027
		4,861,704
Beverages – 0.4%
Coca-Cola Co. (The)	2,996	137,756
PepsiCo, Inc.	980	108,025
		245,781
Biotechnology – 2.9%
AbbVie, Inc.	17,556	1,584,429
Amgen, Inc.	728	127,560
		1,711,989
Capital Markets – 5.4%
Ameriprise Financial, Inc.	2,744	429,546
BlackRock, Inc.	448	210,932
Eaton Vance Corp.	6,244	315,135
Federated Investors, Inc., Class B	8,456	262,728
Franklin Resources, Inc.	6,440	271,317
Invesco Ltd.	3,388	121,256
Lazard Ltd., Class A	6,272	298,171
LPL Financial Holdings, Inc.	7,112	352,826
Morgan Stanley	11,592	579,600
T. Rowe Price Group, Inc.	3,612	335,555
		3,177,066
Chemicals – 2.5%
Chemours Co. (The)	1,428	80,839
Huntsman Corp.	10,248	328,141
Kronos Worldwide, Inc.	13,720	360,973

Investments	Shares	Value
Chemicals – (continued)
LyondellBasell Industries NV, Class A	3,584	$371,052
Trinseo SA	4,592	326,032
		1,467,037
Commercial Services & Supplies – 0.0%(a)
Pitney Bowes, Inc.	532	7,310
Communications Equipment – 1.6%
Cisco Systems, Inc.	19,740	674,121
InterDigital, Inc.	3,948	289,586
		963,707
Consumer Finance – 0.4%
Navient Corp.	20,468	255,031
Containers & Packaging – 1.2%
Greif, Inc., Class A(b)	5,796	321,852
Greif, Inc., Class B	3,360	211,176
Packaging Corp. of America	1,288	149,756
		682,784
Diversified Consumer Services – 0.5%
H&R Block, Inc.	11,508	284,708
Diversified Telecommunication Services – 2.0%
AT&T, Inc.	13,272	446,603
Verizon Communications, Inc.	15,036	719,773
		1,166,376
Electric Utilities – 0.3%
PPL Corp.	4,676	175,631
Electrical Equipment – 1.2%
Eaton Corp. plc	2,744	219,575
Emerson Electric Co.	7,196	463,854
		683,429
Electronic Equipment, Instruments & Components – 1.2%
Avnet, Inc.	7,616	303,117
CDW Corp.	2,856	199,920
TE Connectivity Ltd.	2,408	219,056
		722,093

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	281

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Energy Equipment & Services – 0.1%
Helmerich & Payne, Inc.(b)	1,344	$72,993
Equity Real Estate Investment Trusts (REITs) – 7.0%
Apple Hospitality REIT, Inc.	16,660	315,540
CoreCivic, Inc.	11,088	273,430
DDR Corp.	8,036	61,636
EPR Properties	728	50,363
Gaming and Leisure Properties, Inc.	1,344	49,110
GEO Group, Inc. (The)	3,668	95,185
Hospitality Properties Trust	1,176	33,610
Host Hotels & Resorts, Inc.	14,224	278,221
Iron Mountain, Inc.	2,240	89,600
Lamar Advertising Co., Class A(b)	4,312	303,737
LaSalle Hotel Properties(b)	10,192	287,516
Lexington Realty Trust	4,956	50,155
Liberty Property Trust	1,960	84,045
National Health Investors, Inc.	3,724	283,732
Omega Healthcare Investors, Inc.(b)	2,352	67,879
Outfront Media, Inc.	12,684	297,440
Park Hotels & Resorts, Inc.	10,892	313,581
RLJ Lodging Trust	20,076	434,846
Ryman Hospitality Properties, Inc.	4,424	292,559
Senior Housing Properties Trust	3,836	70,582
Simon Property Group, Inc.	392	60,889
Spirit Realty Capital, Inc.	9,744	80,973
VEREIT, Inc.	9,968	78,648
Weyerhaeuser Co.	476	17,093
WP Carey, Inc.	2,016	137,390
		4,107,760
Health Care Providers & Services – 0.8%
Cardinal Health, Inc.	728	45,063
Patterson Cos., Inc.(b)	7,588	280,756
UnitedHealth Group, Inc.	672	141,268
		467,087
Hotels, Restaurants & Leisure – 1.3%
Las Vegas Sands Corp.	1,540	97,605
McDonald’s Corp.	4,144	691,675
		789,280

Investments	Shares	Value
Household Durables – 0.7%
Tupperware Brands Corp.	4,900	$287,875
Whirlpool Corp.	588	96,391
		384,266
Household Products – 1.3%
Procter & Gamble Co. (The)	8,932	771,189
Independent Power and Renewable Electricity Producers – 0.1%
AES Corp.	6,552	69,648
Industrial Conglomerates – 4.3%
3M Co.	4,732	1,089,259
General Electric Co.	71,008	1,431,521
		2,520,780
Insurance – 1.8%
Assured Guaranty Ltd.	8,036	298,135
Lincoln National Corp.	4,088	309,789
Old Republic International Corp.	2,352	47,722
Principal Financial Group, Inc.	5,600	368,760
		1,024,406
Internet Software & Services – 0.1%
j2 Global, Inc.(b)	1,008	74,733
IT Services – 5.5%
Accenture plc, Class A	7,420	1,056,311
Broadridge Financial Solutions, Inc.	3,696	317,560
CSRA, Inc.	3,360	107,486
DST Systems, Inc.	5,488	321,707
International Business Machines Corp.	3,976	612,543
Paychex, Inc.	1,652	105,381
Science Applications International Corp.	3,948	289,546
Visa, Inc., Class A	1,204	132,416
Western Union Co. (The)	13,832	274,704
		3,217,654
Machinery – 0.4%
Cummins, Inc.	1,176	208,011
Media – 0.6%
Comcast Corp., Class A	3,584	129,131

See Accompanying Notes to the Financial Statements.

282	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Media – (continued)
TEGNA, Inc.(b)	11,900	$145,537
Walt Disney Co. (The)	896	87,638
		362,306
Metals & Mining – 0.7%
Nucor Corp.	2,492	144,112
United States Steel Corp.(b)	10,220	258,771
		402,883
Mortgage Real Estate Investment Trusts (REITs) – 2.0%
AGNC Investment Corp.	12,796	257,584
Annaly Capital Management, Inc.	23,296	266,972
Chimera Investment Corp.	15,904	291,043
MFA Financial, Inc.(b)	10,472	86,289
Two Harbors Investment Corp.	26,012	254,918
		1,156,806
Multiline Retail – 2.0%
Kohl’s Corp.(b)	7,616	318,044
Macy’s, Inc.(b)	11,648	218,516
Nordstrom, Inc.(b)	6,524	258,677
Target Corp.	6,132	362,033
		1,157,270
Multi-Utilities – 0.4%
CenterPoint Energy, Inc.	8,820	260,896
Oil, Gas & Consumable Fuels – 8.1%
Chevron Corp.	7,056	817,720
Exxon Mobil Corp.	17,248	1,437,621
HollyFrontier Corp.	2,436	90,010
Murphy Oil Corp.(b)	12,320	329,560
Occidental Petroleum Corp.	3,668	236,843
ONEOK, Inc.	1,960	106,369
PBF Energy, Inc., Class A(b)	13,972	404,769
Phillips 66	5,656	515,148
Plains GP Holdings LP, Class A	3,052	62,261
Tallgrass Energy GP LP	11,480	287,000
Targa Resources Corp.(b)	1,652	68,558
Valero Energy Corp.	5,040	397,605
		4,753,464

Investments	Shares	Value
Paper & Forest Products – 0.6%
Domtar Corp.(b)	6,944	$328,590
Personal Products – 0.6%
Nu Skin Enterprises, Inc., Class A	5,068	322,375
Pharmaceuticals – 6.9%
Johnson & Johnson	4,508	628,460
Merck & Co., Inc.	27,132	1,494,702
Pfizer, Inc.	54,712	1,918,203
		4,041,365
Professional Services – 0.7%
ManpowerGroup, Inc.	3,220	396,962
Semiconductors & Semiconductor Equipment – 4.6%
Applied Materials, Inc.	6,412	361,829
KLA-Tencor Corp.	3,668	399,409
Lam Research Corp.	1,820	379,597
Maxim Integrated Products, Inc.	1,960	102,978
QUALCOMM, Inc.	6,524	332,789
Texas Instruments, Inc.	11,788	1,139,782
		2,716,384
Software – 2.1%
Activision Blizzard, Inc.	7,812	511,608
CA, Inc.	2,856	92,477
Intuit, Inc.	2,660	401,713
Pegasystems, Inc.	4,116	239,963
		1,245,761
Specialty Retail – 4.8%
Best Buy Co., Inc.	5,992	335,432
Foot Locker, Inc.	4,228	127,178
Gap, Inc. (The)(b)	12,516	325,291
Home Depot, Inc. (The)	10,836	1,796,392
Office Depot, Inc.	67,872	210,403
		2,794,696
Technology Hardware, Storage & Peripherals – 5.5%
Apple, Inc.	10,416	1,760,721
Hewlett Packard Enterprise Co.	4,760	66,259
HP, Inc.	21,952	473,065
NetApp, Inc.	7,504	333,328
Seagate Technology plc	9,072	335,392

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	283

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Technology Hardware, Storage & Peripherals – (continued)
Xerox Corp.	8,680	$263,091
		3,231,856
Tobacco – 3.2%
Altria Group, Inc.	17,276	1,109,465
Philip Morris International, Inc.	6,496	679,741
Vector Group Ltd.(b)	2,675	55,587
		1,844,793
Trading Companies & Distributors – 0.1%
Triton International Ltd.*	1,372	54,743
Total Common Stocks (Cost $49,844,062)		58,042,618
	Principal Amount
SECURITIES LENDING REINVESTMENTS(c) – 5.9%
REPURCHASE AGREEMENTS – 5.9%
Citigroup Global Markets, Inc., 1.34%, dated 10/31/2017, due 11/1/2017, repurchase price $300,011, collateralized by various Common Stocks; total market value $333,267	$300,000	300,000
Citigroup Global Markets, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $2,671,503, collateralized by various U.S. Treasury Securities, 1.25%, maturing 7/15/2020; total market value $2,412,916	2,671,425	2,671,425

Investments	Principal Amount	Value
REPURCHASE AGREEMENTS – (continued)
Deutsche Bank AG, London Branch, 1.55%, dated 10/31/2017, due 11/1/2017, repurchase price $500,022, collateralized by various U.S. Treasury Securities, 1.38%, maturing 1/31/2020; Common Stocks; total market value $558,156	$500,000	$500,000
		3,471,425
Total Securities Lending Reinvestments (Cost $3,471,425)		3,471,425
Total Investments – 105.0% (Cost $53,315,487)		61,514,043
Liabilities Less Other Assets – (5.0%)		(2,943,381)
NET ASSETS – 100.0%		$58,570,662

* Non-income producing security.

(a)	Represents less than 0.05% of net assets.

(b)

The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $3,908,177, collateralized in the form of cash with a value of $3,471,425 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $536,771 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – January 22, 2060; a total value of $4,008,196.

(c)	The security was purchased with cash collateral held from securities on loan at October 31, 2017. The total value of securities purchased was $3,471,425.

Percentages shown are based on Net Assets.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,822,741
Aggregate gross unrealized depreciation	(1,623,715)
Net unrealized appreciation	$8,199,026
Federal income tax cost	$53,333,043

See Accompanying Notes to the Financial Statements.

284	FLEXSHARES ANNUAL REPORT

FlexShares® Quality Dividend Dynamic Index Fund (cont.)

Futures Contracts

FlexShares® Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini Index	4	12/15/2017	USD	$514,540	$18,026

Abbreviation:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	285

Schedule of Investments

FlexShares® International Quality Dividend Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 99.0%
Air Freight & Logistics – 1.1%
bpost SA	245,061	$6,912,990
Deutsche Post AG (Registered)	85,417	3,912,597
		10,825,587
Airlines – 0.6%
Aeroflot PJSC	2,014,946	6,216,235
Auto Components – 0.9%
Bridgestone Corp.	186,500	8,846,563
Automobiles – 1.9%
Bayerische Motoren Werke AG (Preference)	29,467	2,571,823
Subaru Corp.	192,100	6,572,954
Toyota Motor Corp.	149,200	9,178,104
		18,322,881
Banks – 11.8%
Agricultural Bank of China Ltd., Class H	9,325,000	4,386,520
Aozora Bank Ltd.	186,500	7,262,717
Australia & New Zealand Banking Group Ltd.	320,034	7,341,951
Bank of China Ltd., Class H	9,325,000	4,649,472
Bank of Communications Co. Ltd., Class H	2,984,000	2,248,958
Bank Pekao SA	61,545	2,010,993
Barclays Africa Group Ltd.(a)	670,281	6,642,495
BOC Hong Kong Holdings Ltd.	932,500	4,440,305
Canadian Imperial Bank of Commerce	56,323	4,961,632
Commonwealth Bank of Australia	204,031	12,144,496
Grupo Financiero Santander Mexico SAB de CV, Class B	3,618,100	6,107,001
HSBC Holdings plc	1,944,449	18,960,588
Intesa Sanpaolo SpA	1,540,117	5,177,944

Investments	Shares	Value
Banks – (continued)
Intesa Sanpaolo SpA (Retirement Savings Plan)	728,842	$2,299,266
Mediobanca SpA	183,889	2,015,824
Nordea Bank AB	390,158	4,716,308
Royal Bank of Canada	32,078	2,510,052
Swedbank AB, Class A	311,828	7,740,015
Toronto-Dominion Bank (The)	5,968	339,534
Westpac Banking Corp.(a)	374,492	9,472,806
		115,428,877
Capital Markets – 4.7%
Banca Generali SpA	22,753	749,593
CI Financial Corp.(a)	282,734	6,290,289
Coronation Fund Managers Ltd.	456,179	2,301,661
IG Group Holdings plc	895,200	7,768,683
IGM Financial, Inc.	218,951	7,722,986
Macquarie Group Ltd.	119,733	9,029,049
Natixis SA	333,835	2,618,082
Nomura Holdings, Inc.	820,600	4,685,429
UBS Group AG (Registered)*	311,082	5,299,129
		46,464,901
Chemicals – 3.1%
BASF SE	107,797	11,756,623
Kuraray Co. Ltd.	111,900	2,189,155
Mitsui Chemicals, Inc.	263,400	8,066,814
Synthos SA	6,023,204	8,160,379
		30,172,971
Commercial Services & Supplies – 0.8%
Edenred	262,219	7,560,433
Consumer Finance – 1.2%
Provident Financial plc	938,468	11,608,712
Diversified Financial Services – 0.9%
Banca Mediolanum SpA	413,657	3,525,023
Rural Electrification Corp. Ltd.	1,852,691	4,954,144
		8,479,167

See Accompanying Notes to the Financial Statements.

286	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Telecommunication Services – 4.3%
Bezeq The Israeli Telecommunication Corp. Ltd.	5,212,976	$7,785,777
Inmarsat plc	278,258	2,294,674
O2 Czech Republic A/S	544,580	6,633,215
Spark New Zealand Ltd.	2,731,106	6,885,074
Telefonica Deutschland Holding AG	481,916	2,449,423
Telenor ASA(a)	419,252	8,890,383
Telia Co. AB(a)	635,219	2,940,196
Telstra Corp. Ltd.	1,642,319	4,457,738
		42,336,480
Electric Utilities – 2.0%
CEZ A/S	106,305	2,331,001
EDP – Energias de Portugal SA	706,089	2,519,496
Endesa SA	299,146	6,847,831
Federal Grid Co. Unified Energy System PJSC	1,912,427,696	5,178,854
SSE plc	162,628	2,984,593
		19,861,775
Electrical Equipment – 0.4%
Mitsubishi Electric Corp.	261,100	4,438,218
Electronic Equipment, Instruments & Components – 1.5%
AU Optronics Corp.	5,222,000	2,138,354
Murata Manufacturing Co. Ltd.	13,900	2,163,962
Omron Corp.	149,200	8,298,372
WPG Holdings Ltd.	1,492,000	2,043,124
		14,643,812
Equity Real Estate Investment Trusts (REITs) – 1.9%
Fonciere Des Regions	23,499	2,393,410
Growthpoint Properties Ltd.	856,408	1,484,350
H&R REIT	94,369	1,568,058
ICADE	24,991	2,183,495
Japan Retail Fund Investment Corp.	373	661,112
Redefine Properties Ltd.(a)	2,559,153	1,920,100
RioCan REIT	202,539	3,844,643
SmartCentres REIT	82,433	1,853,160
Unibail-Rodamco SE	10,444	2,614,024
		18,522,352

Investments	Shares	Value
Food & Staples Retailing – 0.7%
Casino Guichard Perrachon SA	113,019	$6,456,021
J Sainsbury plc	39,911	128,524
		6,584,545
Food Products – 1.8%
Marine Harvest ASA*	398,737	7,773,079
Nestle SA (Registered)	88,028	7,409,259
Orkla ASA	223,427	2,183,232
		17,365,570
Gas Utilities – 0.9%
Cia de Gas de Sao Paulo – COMGAS (Preference), Class A	410,300	6,321,280
Gas Natural SDG SA	109,662	2,346,781
		8,668,061
Health Care Equipment & Supplies – 0.8%
Hoya Corp.	149,200	8,060,713
Hotels, Restaurants & Leisure – 1.6%
Crown Resorts Ltd.	695,272	6,189,288
OPAP SA	134,653	1,509,032
Sands China Ltd.	1,641,200	7,730,793
		15,429,113
Household Durables – 1.1%
Berkeley Group Holdings plc	51,847	2,575,687
Casio Computer Co. Ltd.(a)	298,400	4,380,280
Panasonic Corp.	223,800	3,349,220
Sekisui House Ltd.	37,300	692,953
		10,998,140
Independent Power and Renewable Electricity Producers – 1.3%
China Power International Development Ltd.(a)	4,849,000	1,541,377
Datang International Power Generation Co. Ltd., Class H*	5,968,000	2,011,823
Engie Brasil Energia SA	634,100	6,939,270
NHPC Ltd.	4,165,664	1,836,150
		12,328,620

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	287

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Industrial Conglomerates – 0.0%(b)
Siemens AG (Registered)	1,119	$159,688
Insurance – 6.7%
Aegon NV	511,115	3,017,606
Allianz SE (Registered)	53,339	12,387,064
BB Seguridade Participacoes SA	708,700	6,007,383
Direct Line Insurance Group plc	352,112	1,738,021
Euler Hermes Group	19,769	2,294,008
Gjensidige Forsikring ASA	277,139	5,206,158
Legal & General Group plc	2,494,251	8,843,682
MMI Holdings Ltd.	1,152,943	1,532,773
Poste Italiane SpA(c)	363,302	2,655,760
Power Corp. of Canada	83,179	2,134,483
Power Financial Corp.	83,552	2,340,441
Powszechny Zaklad Ubezpieczen SA	217,086	2,802,726
Sompo Holdings, Inc.	74,600	2,979,930
Tokio Marine Holdings, Inc.	20,400	871,618
Zurich Insurance Group AG	35,062	10,710,653
		65,522,306
Internet Software & Services – 0.7%
Tencent Holdings Ltd.	149,200	6,689,502
Leisure Products – 0.1%
Sankyo Co. Ltd.	37,300	1,199,784
Machinery – 3.1%
FANUC Corp.	40,000	9,282,760
Hino Motors Ltd.	223,800	2,857,817
IHI Corp.	74,600	2,668,741
IMI plc	74,600	1,210,575
JTEKT Corp.	335,700	5,483,228
Komatsu Ltd.	111,900	3,640,714
Kone OYJ, Class B	51,101	2,766,364
Metso OYJ(a)	63,037	2,291,905
		30,202,104
Marine – 1.2%
COSCO SHIPPING Energy Transportation Co. Ltd., Class H(d)	8,856,000	5,187,510

Investments	Shares	Value
Marine – (continued)
Kuehne + Nagel International AG (Registered)	38,419	$6,714,075
		11,901,585
Media – 2.4%
Eutelsat Communications SA	274,155	6,869,796
ITV plc	3,641,972	7,955,807
Multiplus SA	596,800	6,932,429
ProSiebenSat.1 Media SE	43,641	1,522,391
		23,280,423
Metals & Mining – 5.0%
Alrosa PJSC	4,106,357	5,292,563
Eregli Demir ve Celik Fabrikalari TAS	3,322,684	7,789,148
Fortescue Metals Group Ltd.(a)	1,592,337	5,665,089
MMC Norilsk Nickel PJSC	46,252	8,396,533
Novolipetsk Steel PJSC	2,139,528	4,884,795
Rio Tinto plc	144,351	6,802,152
Severstal PJSC	495,717	7,632,147
Vedanta Ltd.	519,962	2,663,981
		49,126,408
Multiline Retail – 0.1%
Marks & Spencer Group plc	327,867	1,498,180
Multi-Utilities – 0.4%
Engie SA(a)	229,022	3,871,256
Oil, Gas & Consumable Fuels – 8.3%
AltaGas Ltd.	72,362	1,650,893
BP plc	2,205,176	14,940,510
China Petroleum & Chemical Corp., Class H	11,190,000	8,218,450
Enagas SA	263,711	7,597,306
Eni SpA	274,901	4,496,253
Inter Pipeline Ltd.	98,472	2,004,426
LUKOIL PJSC	28,348	1,504,232
Peyto Exploration & Development Corp.(a)	467,742	6,386,052
PTT Exploration & Production PCL, NVDR	596,800	1,549,488
Repsol SA	137,637	2,579,072

See Accompanying Notes to the Financial Statements.

288	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Snam SpA	1,592,337	$8,135,999
S-Oil Corp. (Preference)	25,737	2,481,007
Tatneft PJSC (Preference)	291,313	1,581,745
TOTAL SA(a)	282,679	15,763,921
Tupras Turkiye Petrol Rafinerileri A/S	71,989	2,588,271
		81,477,625
Paper & Forest Products – 1.1%
Svenska Cellulosa AB SCA, Class B	809,410	7,599,277
UPM-Kymmene OYJ	102,948	3,094,175
		10,693,452
Personal Products – 1.7%
Unilever NV, CVA(a)	292,432	17,001,069
Pharmaceuticals – 4.5%
AstraZeneca plc	146,962	9,820,360
Bayer AG (Registered)	6,341	825,122
GlaxoSmithKline plc	576,285	10,388,644
Novartis AG (Registered)	80,941	6,674,709
Orion OYJ, Class B	100,337	4,114,443
Roche Holding AG	38,419	8,884,009
Sanofi	32,824	3,108,393
		43,815,680
Professional Services – 0.2%
Capita plc	270,425	1,881,741
Real Estate Management & Development – 0.5%
Daito Trust Construction Co. Ltd.	8,100	1,413,918
Land & Houses PCL, NVDR	6,527,500	2,141,775
SP Setia Bhd. Group	1,774,577	1,370,702
		4,926,395
Road & Rail – 0.2%
Aurizon Holdings Ltd.	618,434	2,456,274
Semiconductors & Semiconductor Equipment – 2.6%
Novatek Microelectronics Corp.	1,865,000	6,894,926

Investments	Shares	Value
Semiconductors & Semiconductor Equipment – (continued)
Siliconware Precision Industries Co. Ltd.	1,119,000	$1,773,511
Taiwan Semiconductor Manufacturing Co. Ltd.	487,222	3,925,627
Tokyo Electron Ltd.	56,500	9,822,736
Vanguard International Semiconductor Corp.	1,492,000	2,829,702
		25,246,502
Software – 0.1%
Oracle Corp. Japan	6,500	546,290
SAP SE	373	42,436
		588,726
Specialty Retail – 1.1%
CECONOMY AG	688,185	8,979,053
USS Co. Ltd.	74,600	1,496,858
		10,475,911
Technology Hardware, Storage & Peripherals – 4.0%
Asustek Computer, Inc.	257,000	2,224,075
Chicony Electronics Co. Ltd.	746,000	1,867,504
Compal Electronics, Inc.	2,984,000	2,196,482
Inventec Corp.	2,611,000	2,025,809
Konica Minolta, Inc.	74,600	648,639
Lenovo Group Ltd.	3,730,000	2,160,989
Lite-On Technology Corp.	4,849,000	6,841,126
Pegatron Corp.	2,238,000	5,788,027
Quanta Computer, Inc.	1,119,000	2,634,294
Samsung Electronics Co. Ltd.	2,611	6,418,257
Wistron Corp.	8,206,000	6,842,982
		39,648,184
Textiles, Apparel & Luxury Goods – 1.6%
HUGO BOSS AG	82,806	7,412,359
Li & Fung Ltd.(a)	17,158,000	8,642,998
		16,055,357
Tobacco – 4.2%
British American Tobacco plc	517,351	33,464,561
Japan Tobacco, Inc.	223,800	7,379,905
		40,844,466

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	289

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Trading Companies & Distributors – 0.7%
ITOCHU Corp.(a)	186,500	$3,246,475
Sumitomo Corp.	223,800	3,217,261
		6,463,736
Transportation Infrastructure – 1.7%
Atlantia SpA	79,076	2,579,348
Hopewell Highway Infrastructure Ltd.	1,305,500	809,892
Hutchison Port Holdings Trust	4,476,000	1,924,680
Jiangsu Expressway Co. Ltd., Class H	746,000	1,143,603
Shenzhen Expressway Co. Ltd., Class H	1,492,000	1,526,079
Sydney Airport	421,490	2,297,792
TAV Havalimanlari Holding A/S	1,287,596	6,399,741
		16,681,135
Wireless Telecommunication Services – 1.5%
Intouch Holdings PCL, NVDR	4,625,200	8,075,304
StarHub Ltd.(a)	3,692,700	7,128,451
		15,203,755
Total Common Stocks (Cost $888,836,677)		970,074,970
	Principal Amount
SECURITIES LENDING REINVESTMENTS(e) – 0.7%
CERTIFICATES OF DEPOSIT – 0.0%(b)
Bank of Nova Scotia, Houston (ICE LIBOR USD 3 Month + 0.14%), 1.46%, 5/24/2018(f)	$500,000	500,057
BNP Paribas, New York (ICE LIBOR USD 1 Month + 0.15%), 1.39%, 12/1/2017(f)	500,000	500,000
Total Certificates of Deposit (Cost $1,000,000)		1,000,057

Investments	Principal Amount	Value
COMMERCIAL PAPER – 0.1%
GE Capital Treasury Services LLC (ICE LIBOR USD 1 Month + 0.08%), 1.32%, 12/14/2017(f) (Cost $500,000)	$500,000	$500,000

REPURCHASE AGREEMENTS – 0.6%
Citigroup Global Markets, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $1,306,860, collateralized by various U.S. Treasury Securities, 1.25%, maturing 7/15/2020; total market value $1,332,959	1,306,822	1,306,822
Citigroup Global Markets, Inc., 1.34%, dated 10/31/2017, due 11/1/2017, repurchase price $1,500,056, collateralized by various Common Stocks; total market value $1,650,002	1,500,000	1,500,000

See Accompanying Notes to the Financial Statements.

290	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Investments	Principal Amount	Value
SECURITIES LENDING REINVESTMENTS(e) – (continued)
REPURCHASE AGREEMENTS – (continued)
Deutsche Bank AG, London Branch, 1.55%, dated 10/31/2017, due 11/1/2017, repurchase price $2,500,108, collateralized by various U.S. Treasury Securities, 1.38%, maturing 1/31/2020; Common Stocks; total market value $2,779,312	$2,500,000	$2,500,000
Total Repurchase Agreements (Cost $5,306,822)		5,306,822
Total Securities Lending Reinvestments (Cost $6,806,822)		6,806,879
Total Investments – 99.7% (Cost $895,643,499)		976,881,849
Other Assets Less Liabilities – 0.3%		2,819,223
NET ASSETS – 100.0%		$979,701,072

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $57,514,509, collateralized in the form of cash with a value of $6,806,822 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $15,089,024 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.00%, and maturity dates ranging from November 9, 2017 – August 15, 2047 and $38,701,006 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – July 22, 2068; a total value of $60,596,852.

(b)	Represents less than 0.05% of net assets.

(c)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At October 31, 2017, the value of these securities amounted to $2,655,760 or 0.27% of net assets of the Fund.

(d)

Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $5,187,510, which represents approximately 0.53% of net assets of the Fund.

(e)	The security was purchased with cash collateral held from securities on loan at October 31, 2017. The total value of securities purchased was $6,806,879.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

USD – US Dollar

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$99,642,948
Aggregate gross unrealized depreciation	(21,128,335)
Net unrealized appreciation	$78,514,613
Federal income tax cost	$898,724,285

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	291

FlexShares® International Quality Dividend Index Fund (cont.)

Futures Contracts

FlexShares® International Quality Dividend Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
EURO STOXX 50 Index	70	12/15/2017	EUR	$2,999,280	$134,256
FTSE 100 Index	20	12/15/2017	GBP	1,983,293	24,549
Hang Seng Index	1	11/29/2017	HKD	180,728	(209)
MSCI Emerging Markets E-Mini Index	31	12/15/2017	USD	1,742,510	44,510
S&P/TSX 60 Index	4	12/14/2017	CAD	586,828	27,237
SPI 200 Index	7	12/21/2017	AUD	790,059	26,712
TOPIX Index	9	12/07/2017	JPY	1,396,374	103,215
					$360,270

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Index Fund had the following outstanding contracts as of October 31, 2017:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	250,152	BNP Paribas SA	AUD	313,454	12/20/2017	$9,927
USD	290,000	Toronto-Dominion Bank (The)	AUD	362,824	12/20/2017	11,940
USD	150,000	Toronto-Dominion Bank (The)	CHF	143,208	12/20/2017	5,831
USD	875,000	Toronto-Dominion Bank (The)	EUR	727,963	12/20/2017	24,547
USD	655,000	Toronto-Dominion Bank (The)	GBP	480,581	12/20/2017	15,824
USD	57,981	BNP Paribas SA	INR*	3,746,261	12/20/2017	500
USD	870,000	Toronto-Dominion Bank (The)	JPY	97,357,120	12/20/2017	11,076
USD	273,780	BNP Paribas SA	TWD*	8,180,828	12/20/2017	1,878
Total unrealized appreciation						$81,523
CAD	225,384	BNP Paribas SA	USD	184,761	12/20/2017	$(9,836)
CHF	201,045	Societe Generale	USD	210,810	12/20/2017	(8,415)
EUR	1,057,362	BNP Paribas SA	USD	1,270,871	12/20/2017	(35,591)
EUR	169,706	Toronto-Dominion Bank (The)	USD	200,000	12/20/2017	(1,738)
GBP	228,182	Morgan Stanley	USD	310,088	12/20/2017	(6,605)
GBP	149,026	Toronto-Dominion Bank (The)	USD	200,000	12/20/2017	(1,794)
HKD	806,362	Morgan Stanley	USD	103,486	12/20/2017	(48)
JPY	73,612,933	Citibank NA	USD	667,947	12/20/2017	(18,504)
SEK	337,877	Goldman Sachs & Co.	USD	42,696	12/20/2017	(2,213)
Total unrealized depreciation						$(84,744)
Net unrealized depreciation						$(3,221)

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

See Accompanying Notes to the Financial Statements.

292	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Index Fund (cont.)

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound

HKD – Hong Kong Dollar

INR – Indian Rupee

JPY – Japanese Yen

SEK – Swedish Krona

TWD – Taiwan Dollar

USD – US Dollar

FlexShares® International Quality Dividend Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2017:

Australia	6.0%
Belgium	0.7
Brazil	2.7
Canada	4.5
China	4.1
Czech Republic	0.9
Finland	1.3
France	5.7
Germany	5.3
Greece	0.2
Hong Kong	2.1
India	1.0
Israel	0.8
Italy	3.2
Japan	13.8
Malaysia	0.1
Mexico	0.6
Netherlands	2.0
New Zealand	0.7
Norway	2.5
Poland	1.3
Portugal	0.3
Russia	4.2
Singapore	0.9
South Africa	1.4
South Korea	0.9
Spain	2.0
Sweden	2.3
Switzerland	4.7
Taiwan	5.1
Thailand	1.2
Turkey	1.7
United Kingdom	14.8
Other[1]	1.0
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	293

Schedule of Investments

FlexShares® International Quality Dividend Defensive Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 98.6%
Air Freight & Logistics – 1.1%
bpost SA	25,004	$705,344
Deutsche Post AG (Registered)	6,878	315,053
		1,020,397
Airlines – 0.8%
Aeroflot PJSC	43,510	134,231
Japan Airlines Co. Ltd.	19,000	647,100
		781,331
Auto Components – 0.4%
Bridgestone Corp.	5,100	241,917
Nokian Renkaat OYJ	3,344	153,369
		395,286
Automobiles – 2.9%
Ford Otomotiv Sanayi A/S	37,810	533,307
Nissan Motor Co. Ltd.	30,400	293,887
Subaru Corp.	20,000	684,326
Toyota Motor Corp.	20,400	1,254,915
		2,766,435
Banks – 14.3%
Agricultural Bank of China Ltd., Class H	1,596,000	750,765
Aozora Bank Ltd.	19,000	739,901
Australia & New Zealand Banking Group Ltd.	32,566	747,102
Bank Pekao SA	6,004	196,182
Banque Cantonale Vaudoise (Registered)(a)	266	191,468
Barclays Africa Group Ltd.	30,096	298,252
Canadian Imperial Bank of Commerce	5,016	441,872
China Everbright Bank Co. Ltd., Class H	114,000	53,772
Commonwealth Bank of Australia	21,128	1,257,598
First Financial Holding Co. Ltd.	342,000	220,557
Grupo Financiero Santander Mexico SAB de CV, Class B	334,400	564,435
HSBC Holdings plc	189,278	1,845,676

Investments	Shares	Value
Banks – (continued)
Industrial & Commercial Bank of China Ltd., Class H	228,000	$180,897
Intesa Sanpaolo SpA	161,386	542,587
Intesa Sanpaolo SpA	204,744	645,903
Malayan Banking Bhd.	102,600	224,176
Mizuho Financial Group, Inc.	266,000	479,657
National Bank of Canada	5,738	278,688
Nordea Bank AB	35,150	424,900
Royal Bank of Canada	18,126	1,418,330
Skandinaviska Enskilda Banken AB, Class C	24,206	299,257
Swedbank AB, Class A	30,856	765,890
Toronto-Dominion Bank (The)	760	43,238
Westpac Banking Corp.(a)	38,608	976,592
		13,587,695
Capital Markets – 2.8%
Banca Generali SpA	7,068	232,854
China Huarong Asset Management Co. Ltd., Class H(b)	1,672,000	786,516
CI Financial Corp.	11,248	250,247
Coronation Fund Managers Ltd.	37,962	191,538
IG Group Holdings plc	83,828	727,472
IGM Financial, Inc.	5,700	201,054
Natixis SA	30,400	238,410
		2,628,091
Chemicals – 1.2%
BASF SE	418	45,588
Evonik Industries AG	5,814	211,860
Synthos SA	585,200	792,843
Yara International ASA	1,938	91,856
		1,142,147
Construction & Engineering – 0.3%
Obayashi Corp.	3,800	49,494
Vinci SA(a)	1,938	189,757
		239,251
Consumer Finance – 1.2%
Provident Financial plc	92,302	1,141,762

See Accompanying Notes to the Financial Statements.

294	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Diversified Financial Services – 0.6%
Rural Electrification Corp. Ltd.	201,134	$537,838
Diversified Telecommunication Services – 4.8%
Bezeq The Israeli Telecommunication Corp. Ltd.	479,218	715,730
BT Group plc	23,028	79,600
HKT Trust & HKT Ltd.	114,000	139,253
Inmarsat plc	21,508	177,367
Maroc Telecom	13,604	193,790
O2 Czech Republic A/S	56,772	691,507
Proximus SADP	6,156	204,458
Spark New Zealand Ltd.	254,942	642,705
Telenor ASA(a)	39,102	829,171
Telia Co. AB(a)	48,830	226,016
Telstra Corp. Ltd.	247,342	671,359
		4,570,956
Electric Utilities – 2.2%
CEZ A/S	10,374	227,476
EDP – Energias de Portugal SA	62,472	222,915
Endesa SA	30,514	698,504
Federal Grid Co. Unified Energy System PJSC	200,056,016	541,751
HK Electric Investments & HK Electric Investments Ltd.(a) (b)	209,000	192,343
Korea Electric Power Corp.	6,232	218,052
		2,101,041
Electronic Equipment, Instruments & Components – 1.0%
AU Optronics Corp.	494,000	202,288
Kingboard Laminates Holdings Ltd.	209,000	350,932
Murata Manufacturing Co. Ltd.	1,000	155,681
WPG Holdings Ltd.	152,000	208,146
		917,047
Equity Real Estate Investment Trusts (REITs) – 1.8%
Gecina SA	1,330	215,829
GPT Group (The)	48,602	189,682
Growthpoint Properties Ltd.	106,552	184,679
H&R REIT	10,716	178,060
Japan Retail Fund Investment Corp.	38	67,352

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Link REIT	22,500	$189,043
Redefine Properties Ltd.	250,268	187,773
RioCan REIT	10,716	203,414
SmartCentres REIT	7,106	159,748
Stockland	48,374	167,650
		1,743,230
Food & Staples Retailing – 0.6%
Casino Guichard Perrachon SA	3,990	227,922
Lawson, Inc.	5,400	351,668
		579,590
Food Products – 3.1%
Marine Harvest ASA*	37,088	723,003
Nestle SA (Registered)	22,230	1,871,085
Orkla ASA(a)	22,876	223,534
Tate & Lyle plc	16,986	145,828
		2,963,450
Gas Utilities – 0.6%
Cia de Gas de Sao Paulo – COMGAS (Preference), Class A	38,040	586,063
Hotels, Restaurants & Leisure – 0.9%
Crown Resorts Ltd.	71,402	635,618
OPAP SA	16,188	181,416
		817,034
Household Durables – 0.2%
Berkeley Group Holdings plc	4,674	232,198
Independent Power and Renewable Electricity Producers – 1.1%
Datang International Power Generation Co. Ltd., Class H*	532,000	179,338
Engie Brasil Energia SA	60,800	665,364
NHPC Ltd.	362,900	159,960
		1,004,662
Industrial Conglomerates – 1.7%
Bidvest Group Ltd. (The)	43,244	524,448
HAP Seng Consolidated Bhd.	87,400	191,584
Siemens AG (Registered)	6,612	943,575
		1,659,607

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	295

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – 5.9%
Admiral Group plc	7,942	$202,916
Allianz SE (Registered)	114	26,475
Assicurazioni Generali SpA	16,568	301,866
Direct Line Insurance Group plc	43,814	216,265
Euler Hermes Group	1,862	216,068
Gjensidige Forsikring ASA	37,848	710,989
Legal & General Group plc	87,172	309,079
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,672	374,074
NN Group NV	2,439	102,174
Poste Italiane SpA(b)	29,830	218,059
Powszechny Zaklad Ubezpieczen SA	22,420	289,457
Sampo OYJ, Class A	15,010	786,516
SCOR SE	4,750	197,242
Tryg A/S	26,106	621,630
Zurich Insurance Group AG	3,458	1,056,341
		5,629,151
Internet Software & Services – 1.3%
Kakaku.com, Inc.	38,000	519,353
Tencent Holdings Ltd.	15,200	681,504
		1,200,857
IT Services – 0.8%
Otsuka Corp.	11,000	745,402
Leisure Products – 0.1%
Sankyo Co. Ltd.	3,800	122,230
Machinery – 2.2%
FANUC Corp.	3,800	881,862
IHI Corp.	7,600	271,882
Kone OYJ, Class B	9,462	512,228
Metso OYJ	684	24,869
SKF AB, Class A	16,530	384,630
		2,075,471
Marine – 0.1%
COSCO SHIPPING Energy Transportation Co. Ltd., Class H(c)	228,000	133,554

Investments	Shares	Value
Media – 2.8%
Eutelsat Communications SA	25,536	$639,883
ITV plc	343,976	751,408
Lagardere SCA	6,156	202,772
Multiplus SA	59,600	692,314
ProSiebenSat.1 Media SE	5,510	192,213
Shaw Communications, Inc., Class B	9,722	222,178
		2,700,768
Metals & Mining – 5.0%
Alrosa PJSC	430,388	554,715
Eregli Demir ve Celik Fabrikalari TAS	306,812	719,239
Fortescue Metals Group Ltd.(a)	154,736	550,507
MMC Norilsk Nickel PJSC	4,712	855,411
Novolipetsk Steel PJSC	284,126	648,693
Rio Tinto plc	14,212	669,702
Severstal PJSC	16,612	255,761
Severstal PJSC, GDR(b)	32,560	496,540
		4,750,568
Multiline Retail – 0.2%
Marks & Spencer Group plc	40,014	182,843
Multi-Utilities – 0.7%
Engie SA(a)	18,430	311,530
Innogy SE(b)	7,600	353,702
		665,232
Oil, Gas & Consumable Fuels – 7.8%
AltaGas Ltd.	9,538	217,603
BP plc	220,514	1,494,027
China Petroleum & Chemical Corp., Class H	112,000	82,258
Enagas SA	24,738	712,682
Hindustan Petroleum Corp. Ltd.	103,056	711,450
Inter Pipeline Ltd.	12,008	244,426
Peyto Exploration & Development Corp.(a)	44,764	611,160
Snam SpA	154,736	790,619
S-Oil Corp. (Preference)	2,394	230,778
Statoil ASA(a)	15,086	304,969
Tatneft PJSC (Preference)	38,304	207,980
TOTAL SA(a)	26,637	1,485,443
Tupras Turkiye Petrol Rafinerileri A/S	8,398	301,939
Vermilion Energy, Inc.(a)	1,900	64,896
		7,460,230

See Accompanying Notes to the Financial Statements.

296	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Paper & Forest Products – 0.8%
Svenska Cellulosa AB SCA, Class B	85,614	$803,801
Personal Products – 0.1%
Unilever NV, CVA(a)	1,064	61,858
Pharmaceuticals – 6.4%
Astellas Pharma, Inc.	49,400	655,812
AstraZeneca plc	2,888	192,983
Bayer AG (Registered)	608	79,116
Eisai Co. Ltd.	1,600	88,667
GlaxoSmithKline plc	111,568	2,011,227
Novartis AG (Registered)	7,600	626,726
Orion OYJ, Class A	5,548	227,567
Orion OYJ, Class B	14,896	610,829
Roche Holding AG	3,762	869,925
Sanofi	1,710	161,935
Shionogi & Co. Ltd.	11,400	610,682
		6,135,469
Professional Services – 0.6%
Capita plc	26,676	185,624
Recruit Holdings Co. Ltd.	15,200	371,338
		556,962
Real Estate Management & Development – 1.9%
Daito Trust Construction Co. Ltd.	3,800	663,319
Land & Houses PCL, NVDR	676,400	221,937
Logan Property Holdings Co. Ltd.(a)	760,000	703,325
SP Setia Bhd. Group	238,510	184,228
		1,772,809
Road & Rail – 0.2%
Aurizon Holdings Ltd.	56,012	222,466
Semiconductors & Semiconductor Equipment – 2.2%
Novatek Microelectronics Corp.	152,000	561,946
Siliconware Precision Industries Co. Ltd.	114,000	180,679
Taiwan Semiconductor Manufacturing Co. Ltd.	49,000	394,801
Tokyo Electron Ltd.	5,700	990,966
		2,128,392

Investments	Shares	Value
Software – 0.3%
Nintendo Co. Ltd.	700	$269,823
SAP SE	152	17,293
		287,116
Specialty Retail – 1.9%
CECONOMY AG	64,296	838,898
Fast Retailing Co. Ltd.	600	198,592
Hennes & Mauritz AB, Class B(a)	30,552	767,103
		1,804,593
Technology Hardware, Storage & Peripherals – 3.6%
Asustek Computer, Inc.	25,000	216,350
Compal Electronics, Inc.	304,000	223,770
Inventec Corp.	266,000	206,383
Lite-On Technology Corp.	494,000	696,951
Pegatron Corp.	228,000	589,665
Quanta Computer, Inc.	76,000	178,915
Samsung Electronics Co. Ltd.	266	653,871
Wistron Corp.	798,000	665,452
		3,431,357
Textiles, Apparel & Luxury Goods – 1.9%
HUGO BOSS AG	3,876	346,959
Li & Fung Ltd.(a)	1,444,000	727,386
Pandora A/S	7,410	699,516
		1,773,861
Thrifts & Mortgage Finance – 0.3%
Indiabulls Housing Finance Ltd.	16,036	308,001
Tobacco – 4.2%
British American Tobacco plc	44,232	2,861,122
Imperial Brands plc	8,360	340,877
Japan Tobacco, Inc.	22,800	751,840
		3,953,839
Trading Companies & Distributors – 0.6%
ITOCHU Corp.	19,000	330,740
Sumitomo Corp.	19,000	273,137
		603,877
Transportation Infrastructure – 2.4%
Atlantia SpA	8,246	268,973
Hutchison Port Holdings Trust	440,800	189,544

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	297

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Transportation Infrastructure – (continued)
Jiangsu Expressway Co. Ltd., Class H	153,000	$234,546
Sydney Airport	129,618	706,624
TAV Havalimanlari Holding A/S	119,510	594,001
Transurban Group	29,906	278,146
		2,271,834
Wireless Telecommunication Services – 0.7%
StarHub Ltd.(a)	334,400	645,531
Total Common Stocks (Cost $86,881,134)		93,843,183
	Principal Amount
SECURITIES LENDING REINVESTMENTS(d) – 0.3%
REPURCHASE AGREEMENTS – 0.3%
Citigroup Global Markets, Inc., 1.34%, dated 10/31/2017, due 11/1/2017, repurchase price $20,001, collateralized by various Common Stocks; total market value $22,000	$20,000	20,000
Citigroup Global Markets, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $296,365, collateralized by various U.S. Treasury Securities, 1.25%, maturing 7/15/2020; total market value $302,285	296,357	296,357
		316,357
Total Securities Lending Reinvestments (Cost $316,357)		316,357
Total Investments – 98.9% (Cost $87,197,491)		94,159,540
Other Assets Less Liabilities – 1.1%		1,057,608
NET ASSETS – 100.0%		$95,217,148

*	Non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $4,572,450, collateralized in the form of cash with a value of
$316,357 that was reinvested in the securities shown in the Securities Lending Reinvestment section of the Schedule of Investments; $900,995 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.00%, and maturity dates ranging from November 9, 2017 – August 15, 2047 and $3,645,793 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – July 22, 2068; a total value of $4,863,145.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At October 31, 2017, the value of these securities amounted to $2,047,160 or 2.15% of net assets of the Fund.

(c)

Security fair valued as of October 31, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2017 amounted to $133,554, which represents approximately 0.14% of net assets of the Fund.

(d)	The security was purchased with cash collateral held from securities on loan at October 31, 2017. The total value of securities purchased was $316,357.

Percentages shown are based on Net Assets.

Abbreviations

CVA – Dutch Certification

GDR – Global Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$9,613,936
Aggregate gross unrealized depreciation	(2,992,705)
Net unrealized appreciation	$6,621,231
Federal income tax cost	$87,576,418

See Accompanying Notes to the Financial Statements.

298	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

Futures Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation
Long Contracts
MSCI EAFE E-Mini Index	11	12/15/2017	USD	$1,104,070	$25,471
MSCI Emerging Markets E-Mini Index	5	12/15/2017	USD	281,050	8,477
					$33,948

Forward Foreign Currency Contracts

FlexShares® International Quality Dividend Defensive Index Fund had the following outstanding contracts as of October 31, 2017:

Contracts to Receive		Counterparty	In Exchange For		Maturity Date	Unrealized Appreciation/ (Depreciation)
USD	84,086	BNP Paribas SA	AUD	105,364	12/20/2017	$3,337
USD	31,564	BNP Paribas SA	BRL*	100,000	12/20/2017	1,186
Total unrealized appreciation						$4,523
NOK	59,477	Goldman Sachs & Co.	USD	7,641	12/20/2017	$(362)
Total unrealized depreciation						$(362)
Net unrealized appreciation						$4,161

*	Non-deliverable forward. See Note 2 in the Notes to Financial Statements.

Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

NOK – Norwegian Krone

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	299

FlexShares® International Quality Dividend Defensive Index Fund (cont.)

FlexShares® International Quality Dividend Defensive Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2017:

Australia	6.7%
Belgium	1.0
Brazil	2.0
Canada	4.8
China	4.3
Czech Republic	1.0
Denmark	1.4
Finland	2.4
France	4.3
Germany	3.9
Greece	0.2
Hong Kong	1.3
India	1.8
Israel	0.8
Italy	3.1
Japan	13.3
Malaysia	0.6
Mexico	0.6
Morocco	0.2
Netherlands	0.2
New Zealand	0.7
Norway	3.0
Poland	1.3
Portugal	0.2
Russia	3.9
Singapore	0.9
South Africa	1.5
South Korea	1.2
Spain	1.5
Sweden	3.9
Switzerland	4.8
Taiwan	4.8
Thailand	0.2
Turkey	2.3
United Kingdom	14.5
Other[1]	1.4
100.0%

[1]	Includes any non-equity securities, securities lending reinvestments and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

300	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® International Quality Dividend Dynamic Index Fund

October 31, 2017

Investments	Shares	Value
COMMON STOCKS – 99.0%
Air Freight & Logistics – 1.0%
bpost SA	33,363	$941,146
Airlines – 0.8%
Aeroflot PJSC	247,698	764,164
Auto Components – 2.4%
Cie Generale des Etablissements Michelin	2,013	291,255
Continental AG	1,221	309,942
Faurecia	2,343	170,347
Nokian Renkaat OYJ	19,074	874,811
Sumitomo Rubber Industries Ltd.	13,200	249,061
Valeo SA	3,927	265,793
		2,161,209
Automobiles – 2.8%
Bayerische Motoren Werke AG	3,597	366,653
Bayerische Motoren Werke AG (Preference)	2,376	207,373
Honda Motor Co. Ltd.	6,600	204,627
Nissan Motor Co. Ltd.	29,700	287,120
Subaru Corp.	26,400	903,311
Toyota Motor Corp.	6,600	406,002
Yamaha Motor Co. Ltd.	6,600	195,741
		2,570,827
Banks – 12.3%
Agricultural Bank of China Ltd., Class H	1,881,000	884,831
Aozora Bank Ltd.	6,600	257,019
Australia & New Zealand Banking Group Ltd.	32,010	734,347
Bank of China Ltd., Class H	858,000	427,801
Bank of Communications Co. Ltd., Class H	264,000	198,970
Bank Pekao SA	5,808	189,777
Barclays Africa Group Ltd.(a)	79,959	792,395
Canadian Imperial Bank of Commerce	792	69,769
Commonwealth Bank of Australia	28,149	1,675,507

Investments	Shares	Value
Banks – (continued)
Grupo Financiero Santander Mexico SAB de CV, Class B	89,100	$150,392
HSBC Holdings plc	177,144	1,727,355
Industrial & Commercial Bank of China Ltd., Class H	264,000	209,459
ING Groep NV	25,806	476,795
Intesa Sanpaolo SpA	73,392	246,747
Intesa Sanpaolo SpA (Retirement Savings Plan)(a)	133,848	422,248
National Bank of Canada	2,706	131,427
Nordea Bank AB	34,848	421,250
Royal Bank of Canada	891	69,719
Sumitomo Mitsui Trust Holdings, Inc.	6,600	258,180
Swedbank AB, Class A	38,511	955,898
Toronto-Dominion Bank (The)	462	26,284
Westpac Banking Corp.(a)	36,960	934,906
		11,261,076
Building Products – 0.4%
Cie de Saint-Gobain	5,313	311,697
TOTO Ltd.	700	34,067
		345,764
Capital Markets – 4.3%
CI Financial Corp.(a)	6,666	148,306
Coronation Fund Managers Ltd.	39,270	198,138
IGM Financial, Inc.	26,499	934,690
Macquarie Group Ltd.	13,794	1,040,204
Natixis SA	31,218	244,825
Nomura Holdings, Inc.	118,800	678,319
Schroders plc (Non-Voting)	3,531	118,163
St James’s Place plc	8,943	139,779
UBS Group AG (Registered)*	27,753	472,759
		3,975,183
Chemicals – 2.6%
BASF SE	10,230	1,115,711
Sumitomo Chemical Co. Ltd.	33,000	230,590
Synthos SA	747,813	1,013,155
		2,359,456

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	301

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Commercial Services & Supplies – 1.1%
Edenred	35,541	$1,024,736
Construction & Engineering – 1.6%
ACS Actividades de Construccion y Servicios SA	23,727	935,778
Vinci SA(a)	5,247	513,755
		1,449,533
Distributors – 0.2%
Imperial Holdings Ltd.	11,319	162,190
Diversified Financial Services – 0.7%
Rural Electrification Corp. Ltd.	247,269	661,204
Diversified Telecommunication Services – 1.9%
Bezeq The Israeli Telecommunication Corp. Ltd.	610,467	911,756
Elisa OYJ	7,227	291,216
Proximus SADP	5,313	176,459
Telenor ASA(a)	5,049	107,066
Telia Co. AB	48,609	224,993
		1,711,490
Electric Utilities – 1.6%
CEZ A/S	10,065	220,700
EDP – Energias de Portugal SA	60,192	214,780
Endesa SA	19,305	441,916
Federal Grid Co. Unified Energy System PJSC	161,526,420	437,413
Korea Electric Power Corp.	5,346	187,052
		1,501,861
Electrical Equipment – 1.1%
Mitsubishi Electric Corp.	59,400	1,009,690
Electronic Equipment, Instruments & Components – 1.8%
AU Optronics Corp.	495,000	202,697
Murata Manufacturing Co. Ltd.	3,300	513,747
Omron Corp.	13,200	734,172
WPG Holdings Ltd.	132,000	180,759
		1,631,375

Investments	Shares	Value
Equity Real Estate Investment Trusts (REITs) – 0.8%
Growthpoint Properties Ltd.	89,298	$154,774
H&R REIT	9,471	157,372
Redefine Properties Ltd.(a)	252,186	189,212
Unibail-Rodamco SE	1,023	256,046
		757,404
Food & Staples Retailing – 1.6%
Casino Guichard Perrachon SA	14,487	827,545
J Sainsbury plc	46,959	151,221
Seven & i Holdings Co. Ltd.	6,600	265,557
Wesfarmers Ltd.	8,019	257,010
		1,501,333
Food Products – 1.9%
Marine Harvest ASA*	47,355	923,150
Nestle SA (Registered)	9,768	822,166
		1,745,316
Gas Utilities – 1.1%
Cia de Gas de Sao Paulo – COMGAS (Preference), Class A	50,440	777,103
Gas Natural SDG SA	10,791	230,929
		1,008,032
Health Care Equipment & Supplies – 1.0%
Hoya Corp.	16,500	891,433
Hotels, Restaurants & Leisure – 1.8%
Crown Resorts Ltd.	90,090	801,978
OPAP SA	14,289	160,134
Sands China Ltd.	145,200	683,958
		1,646,070
Independent Power and Renewable Electricity Producers – 1.1%
Datang International Power Generation Co. Ltd., Class H*	528,000	177,989
Engie Brasil Energia SA	79,200	866,725
		1,044,714
Industrial Conglomerates – 0.8%
Siemens AG (Registered)	4,884	696,978

See Accompanying Notes to the Financial Statements.

302	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Insurance – 7.5%
Aegon NV	160,432	$947,185
Allianz SE (Registered)	4,983	1,157,216
Assicurazioni Generali SpA	16,731	304,836
AXA SA	20,625	623,023
BB Seguridade Participacoes SA	82,500	699,321
CNP Assurances	5,544	129,008
Legal & General Group plc	78,606	278,707
Manulife Financial Corp.	21,516	432,957
Mapfre SA	39,897	130,557
MMI Holdings Ltd.	110,385	146,751
Old Mutual plc	75,669	191,926
Poste Italiane SpA(b)	22,605	165,244
Power Corp. of Canada	9,735	249,813
Power Financial Corp.	7,359	206,139
T&D Holdings, Inc.	9,900	152,338
Zurich Insurance Group AG	3,498	1,068,560
		6,883,581
Internet Software & Services – 0.5%
Tencent Holdings Ltd.	9,900	443,874
Machinery – 2.3%
Hino Motors Ltd.	16,500	210,697
IHI Corp.	6,600	236,108
JTEKT Corp.	46,200	754,617
Komatsu Ltd.	9,900	322,101
Metso OYJ(a)	6,699	243,563
NGK Insulators Ltd.	9,900	193,853
NSK Ltd.	9,900	140,707
		2,101,646
Media – 2.6%
Eutelsat Communications SA	23,232	582,149
ITV plc	441,177	963,741
Multiplus SA	75,900	881,655
		2,427,545
Metals & Mining – 5.9%
Alrosa PJSC	254,265	327,715
Boliden AB	6,270	219,440

Investments	Shares	Value
Metals & Mining – (continued)
Eregli Demir ve Celik Fabrikalari TAS	267,597	$627,310
Fortescue Metals Group Ltd.(a)	194,172	690,810
Glencore plc*	136,884	659,844
MMC Norilsk Nickel PJSC	1,326	240,720
MMC Norilsk Nickel PJSC, ADR	44,985	827,724
Rio Tinto Ltd.	4,719	251,290
Rio Tinto plc	13,728	646,895
Severstal PJSC	62,832	967,373
		5,459,121
Multi-Utilities – 0.4%
Engie SA(a)	19,965	337,477
Oil, Gas & Consumable Fuels – 8.6%
AltaGas Ltd.	7,524	171,655
BP plc	217,965	1,476,757
Canadian Natural Resources Ltd.	1,419	49,556
China Petroleum & Chemical Corp., Class H	1,320,000	969,468
Crescent Point Energy Corp.(a)	4,224	34,766
Eni SpA	27,555	450,687
Inter Pipeline Ltd.	9,867	200,846
LUKOIL PJSC	3,729	197,872
Peyto Exploration & Development Corp.(a)	25,575	349,174
PTT Exploration & Production PCL, NVDR	181,500	471,233
Repsol SA	13,992	262,185
S-Oil Corp. (Preference)	2,409	232,224
Statoil ASA(a)	15,675	316,876
Tatneft PJSC (Preference)	31,251	169,684
TOTAL SA(a)	25,740	1,435,421
Tupras Turkiye Petrol Rafinerileri A/S	7,689	276,448
Vermilion Energy, Inc.(a)	23,727	810,410
		7,875,262
Paper & Forest Products – 1.6%
Shandong Chenming Paper Holdings Ltd., Class H	132,000	239,914

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	303

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

Investments	Shares	Value
COMMON STOCKS – (continued)
Paper & Forest Products – (continued)
Svenska Cellulosa AB SCA, Class B	107,019	$1,004,765
UPM-Kymmene OYJ	9,075	272,756
		1,517,435
Personal Products – 0.9%
Kose Corp.	6,600	797,483
Pharmaceuticals – 4.4%
AstraZeneca plc	14,190	948,210
Bayer AG (Registered)	1,023	133,118
GlaxoSmithKline plc	56,166	1,012,500
Novartis AG (Registered)	8,514	702,098
Novo Nordisk A/S, Class B	1,320	65,673
Roche Holding AG	1,848	427,331
Roche Holding AG – BR	1,023	237,893
Sanofi	5,247	496,885
		4,023,708
Professional Services – 0.2%
Capita plc	26,796	186,459
Real Estate Management & Development – 0.5%
Land & Houses PCL, NVDR	729,300	239,295
Shimao Property Holdings Ltd.	115,500	241,902
		481,197
Semiconductors & Semiconductor Equipment – 2.3%
MediaTek, Inc.	6,000	68,138
Novatek Microelectronics Corp.	231,000	854,009
Siliconware Precision Industries Co. Ltd.	132,000	209,208
STMicroelectronics NV	12,969	305,186
Taiwan Semiconductor Manufacturing Co. Ltd.	11,000	88,629
Tokyo Electron Ltd.	3,300	573,717
		2,098,887
Specialty Retail – 1.2%
CECONOMY AG	81,411	1,062,205

Investments	Shares	Value
Technology Hardware, Storage & Peripherals – 4.2%
Asustek Computer, Inc.	33,000	$285,582
Catcher Technology Co. Ltd.	66,000	700,277
Compal Electronics, Inc.	297,000	218,618
Inventec Corp.	231,000	179,227
Lenovo Group Ltd.	330,000	191,187
Lite-On Technology Corp.	627,000	884,592
Pegatron Corp.	301,000	778,461
Quanta Computer, Inc.	66,000	155,374
Samsung Electronics Co. Ltd.	132	324,477
Seiko Epson Corp.	6,600	156,592
		3,874,387
Textiles, Apparel & Luxury Goods – 1.8%
HUGO BOSS AG	8,283	741,451
Li & Fung Ltd.	1,848,000	930,893
		1,672,344
Tobacco – 4.1%
British American Tobacco plc	45,144	2,920,114
Japan Tobacco, Inc.	26,400	870,552
		3,790,666
Trading Companies & Distributors – 0.8%
ITOCHU Corp.(a)	16,500	287,222
Mitsubishi Corp.	9,900	230,750
Sumitomo Corp.	16,500	237,197
		755,169
Transportation Infrastructure – 0.2%
Hutchison Port Holdings Trust(a)	455,400	195,822
		195,822
Wireless Telecommunication Services – 2.3%
Intouch Holdings PCL, NVDR	541,200	944,900
SoftBank Group Corp.	3,300	288,877
StarHub Ltd.(a)	402,600	777,186
Turkcell Iletisim Hizmetleri A/S	20,097	75,009
		2,085,972
Total Common Stocks (Cost $83,783,378)		90,892,424

Total Investments – 99.0% (Cost $83,783,378)		90,892,424
Other Assets Less Liabilities – 1.0%		903,160
NET ASSETS – 100.0%		$91,795,584

See Accompanying Notes to the Financial Statements.

304	FLEXSHARES ANNUAL REPORT

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

*	Non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $6,246,529; $1,529,731 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.00% – 6.00%, and maturity dates ranging from November 9, 2017 – May 15, 2047 and $5,061,343 of collateral in the form of Foreign Government Fixed Income Securities, interest rates ranging from 0.00% – 8.50%, and maturity dates ranging from November 22, 2017 – July 22, 2068; a total value of $6,591,074.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At October 31, 2017, the value of these securities amounted to $165,244 or 0.18% of net assets of the Fund.

Percentages shown are based on Net Assets.

Abbreviations

ADR – American Depositary Receipt

NVDR – Non-Voting Depositary Receipt

OYJ – Public Limited Company

PJSC – Public Joint Stock Company

Preference – A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SCA – Limited partnership with share capital

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,650,533
Aggregate gross unrealized depreciation	(1,619,279)
Net unrealized appreciation	$7,031,254
Federal income tax cost	$83,883,733

Futures Contracts

FlexShares® International Quality Dividend Dynamic Index Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation
Long Contracts
MSCI EAFE E-Mini Index	7	12/15/2017	USD	$702,590	$18,472
MSCI Emerging Markets E-Mini Index	3	12/15/2017	USD	168,630	4,091
					$22,563

Abbreviations:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	305

FlexShares® International Quality Dividend Dynamic Index Fund (cont.)

FlexShares® International Quality Dividend Dynamic Index Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2017:

Australia	7.0%
Belgium	1.2
Brazil	3.5
Canada	4.4
China	4.3
Czech Republic	0.2
Denmark	0.1
Finland	1.8
France	8.5
Germany	6.3
Greece	0.2
Hong Kong	1.8
India	0.7
Israel	1.0
Italy	1.7
Japan	13.7
Mexico	0.2
Netherlands	1.5
Norway	1.5
Poland	1.3
Portugal	0.2
Russia	4.3
Singapore	1.1
South Africa	1.8
South Korea	0.8
Spain	2.2
Sweden	3.1
Switzerland	4.1
Taiwan	5.2
Thailand	1.8
Turkey	1.1
United Kingdom	12.4
Other[1]	1.0
100.0%

[1]	Includes any non-equity securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

306	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

October 31, 2017

Investments	Principal Amount	Value
U.S. TREASURY OBLIGATIONS – 99.8%
U.S. Treasury Inflation Linked Notes
2.13%, 1/15/2019	$37,646,810	$38,724,988
0.13%, 4/15/2019	116,652,622	116,977,568
1.88%, 7/15/2019	38,894,353	40,452,713
1.38%, 1/15/2020	48,056,806	49,686,151
0.13%, 4/15/2020	357,712,517	359,050,112
1.25%, 7/15/2020	248,572,180	258,550,099
1.13%, 1/15/2021	280,625,916	291,201,455
0.13%, 4/15/2021	317,531,277	318,185,566
0.63%, 7/15/2021	266,229,249	273,103,137
0.13%, 1/15/2022	100,161,315	100,321,927
0.13%, 4/15/2022	68,518,159	68,426,476
0.13%, 7/15/2022	97,583,210	97,933,175
0.13%, 1/15/2023	97,043,932	96,659,233
Total U.S. Treasury Obligations (Cost $2,111,753,391)		2,109,272,600

Total Investments – 99.8% (Cost $2,111,753,391)		2,109,272,600
Other Assets Less Liabilities – 0.2%		3,857,583
NET ASSETS – 100.0%		$2,113,130,183

Percentages shown are based on Net Assets.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,113,565
Aggregate gross unrealized depreciation	(5,233,630)
Net unrealized depreciation	$(3,120,065)
Federal income tax cost	$2,112,392,665

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	307

Schedule of Investments

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

October 31, 2017

Investments	Principal Amount	Value
U.S. TREASURY OBLIGATIONS – 99.8%
U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025	$65,001,762	$74,100,368
2.00%, 1/15/2026	23,304,031	26,156,658
2.38%, 1/15/2027	18,980,201	22,136,853
U.S. Treasury Inflation Linked Notes
1.13%, 1/15/2021	38,747,234	40,207,445
0.13%, 4/15/2021	43,808,634	43,898,904
0.63%, 7/15/2021	36,719,473	37,667,549
0.13%, 1/15/2022	42,187,401	42,255,050
0.13%, 4/15/2022	28,918,560	28,879,865
0.13%, 7/15/2022	41,294,567	41,442,662
0.13%, 1/15/2023	77,778,741	77,470,412
0.38%, 7/15/2023	77,159,211	78,025,395
0.63%, 1/15/2024	76,935,580	78,408,183
0.13%, 7/15/2024	39,912,400	39,455,038
0.25%, 1/15/2025	40,034,793	39,602,256
0.38%, 7/15/2025	39,931,257	39,903,825
0.63%, 1/15/2026	41,300,202	41,822,198
0.13%, 7/15/2026	35,670,203	34,676,400
0.38%, 7/15/2027	31,841,748	31,487,058
Total U.S. Treasury Obligations (Cost $818,528,772)		817,596,119

Total Investments – 99.8% (Cost $818,528,772)		817,596,119
Other Assets Less Liabilities – 0.2%		1,775,901
NET ASSETS – 100.0%		$819,372,020

Percentages shown are based on Net Assets.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,421,828
Aggregate gross unrealized depreciation	(3,612,253)
Net unrealized depreciation	$(1,190,425)
Federal income tax cost	$818,786,544

See Accompanying Notes to the Financial Statements.

308	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Disciplined Duration MBS Index Fund

October 31, 2017

Investments	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – 98.6%
FHLMC
4.50%, 6/1/2024	$257,038	$271,978
4.00%, 9/1/2024	217,863	228,156
4.00%, 4/1/2025	289,408	298,983
4.50%, 6/1/2025	237,826	252,132
4.00%, 10/1/2025	196,572	205,865
3.50%, 10/1/2025	377,857	393,592
3.50%, 2/1/2026	255,989	268,298
4.00%, 4/1/2026	159,081	166,675
4.50%, 5/1/2026	95,371	101,056
4.00%, 6/1/2026	153,554	162,013
3.50%, 8/1/2027	249,515	259,906
2.50%, 10/1/2027	138,768	140,378
2.50%, 2/1/2028	67,390	68,186
2.50%, 4/1/2028	34,799	35,195
2.50%, 11/1/2028	27,077	27,386
3.00%, 6/1/2029	103,687	106,455
6.50%, 12/1/2029	145,815	164,124
2.00%, 11/1/2031	306,527	300,731
3.00%, 4/1/2033	74,479	76,169
6.00%, 4/1/2034	88,289	100,141
Class E, 6.50%, 7/1/2034	120,227	134,130
3.00%, 5/1/2035	355,133	361,862
6.00%, 5/1/2035	305,179	350,900
6.00%, 12/1/2035	156,017	176,991
5.50%, 12/1/2036	199,039	221,410
Class F, 5.50%, 2/1/2037	66,780	74,354
6.00%, 4/1/2037	89,659	101,504
6.00%, 9/1/2037	282,849	322,293
5.50%, 9/1/2037	68,300	75,817
6.50%, 12/1/2037	68,495	76,014
5.50%, 1/1/2038	36,047	40,100
5.50%, 7/1/2038	7,637	8,486
5.00%, 7/1/2038	94,366	103,054
5.00%, 10/1/2038	69,024	75,394
6.50%, 12/1/2038	129,533	144,132
5.50%, 12/1/2038	24,216	26,832
5.00%, 2/1/2039	334,667	367,400
5.50%, 3/1/2039	201,146	223,682
6.50%, 4/1/2039	60,896	68,343
5.00%, 5/1/2039	158,116	175,364
5.00%, 8/1/2039	11,929	13,016
5.00%, 9/1/2039	15,382	16,801
4.50%, 10/1/2039	29,334	31,456

Investments	Principal Amount	Value
5.50%, 1/1/2040	$204,514	$227,458
4.00%, 2/1/2040	17,288	18,223
4.50%, 4/1/2040	184,156	197,553
6.00%, 4/1/2040	125,074	140,728
6.00%, 5/1/2040	285,236	320,973
5.50%, 6/1/2040	81,315	89,562
3.50%, 12/1/2040	181,836	187,900
4.00%, 1/1/2041	128,012	135,712
4.50%, 3/1/2041	194,242	208,314
5.50%, 4/1/2041	34,871	38,523
5.50%, 6/1/2041	466,619	519,101
4.50%, 8/1/2041	172,875	186,481
3.50%, 11/1/2041	257,263	265,842
5.00%, 2/1/2042	180,341	196,875
4.00%, 4/1/2042	138,500	146,452
3.00%, 3/1/2043	41,501	41,798
3.00%, 4/1/2043	141,826	142,832
3.00%, 6/1/2043	212,652	214,106
4.50%, 3/1/2044	124,363	133,305
4.00%, 6/1/2044	20,850	21,896
4.50%, 7/1/2044	215,151	230,935
4.00%, 8/1/2044	61,237	64,307
4.50%, 9/1/2044	95,995	102,568
4.50%, 12/1/2044	49,669	53,069
3.00%, 7/1/2045	121,421	121,727
4.50%, 9/1/2045	112,859	120,575
4.00%, 10/1/2045	231,432	243,032
4.00%, 4/1/2046	115,715	121,515
3.00%, 4/1/2046	300,456	301,284
3.50%, 5/1/2046	235,765	242,607
4.00%, 5/1/2046	128,552	134,995
4.50%, 5/1/2046	241,510	258,023
2.50%, 8/1/2046	446,953	431,949
FNMA
4.50%, 10/1/2018	42,491	43,236
4.00%, 12/1/2018	30,851	31,899
4.00%, 7/1/2019	6,107	6,314
4.50%, 10/1/2019	30,297	30,828
4.50%, 1/1/2020	120,829	122,945
4.50%, 4/1/2020	17,813	18,125
4.50%, 11/1/2020	123,309	125,763
4.50%, 4/1/2023	106,049	111,198
4.00%, 5/1/2024	162,783	170,424
4.50%, 8/1/2024	124,182	130,190
4.50%, 9/1/2024	238,011	249,754

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	309

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – (continued)
4.00%, 9/1/2025	$196,001	$206,049
3.50%, 12/1/2025	266,755	277,221
2.50%, 11/1/2026	201,830	203,597
4.50%, 1/1/2027	83,507	86,525
2.50%, 6/1/2027	29,096	29,429
2.50%, 8/1/2027	50,831	51,408
2.50%, 12/1/2027	174,747	176,841
3.00%, 3/1/2028	58,495	60,119
3.00%, 6/1/2028	66,294	68,214
3.00%, 7/1/2028	49,530	50,940
2.50%, 8/1/2028	92,402	93,424
2.50%, 9/1/2028	75,896	76,735
3.00%, 11/1/2028	49,626	51,041
4.00%, 7/1/2029	80,487	84,282
4.00%, 11/1/2029	203,691	214,041
3.00%, 9/1/2030	118,453	121,656
3.50%, 10/1/2030	173,793	180,029
2.00%, 9/1/2031	355,991	349,257
6.00%, 12/1/2032	33,011	37,523
3.00%, 3/1/2033	241,710	247,404
6.00%, 8/1/2034	256,962	292,683
6.50%, 9/1/2034	269,807	306,495
6.00%, 10/1/2034	156,298	176,146
5.00%, 7/1/2035	249,484	273,273
6.00%, 11/1/2035	55,103	62,780
5.00%, 2/1/2036	151,535	166,242
5.50%, 12/1/2036	160,721	178,949
5.50%, 1/1/2037	45,724	50,973
5.50%, 2/1/2037	19,684	22,007
6.00%, 8/1/2037	102,652	117,193
5.50%, 6/1/2038	195,661	217,810
5.50%, 9/1/2038	46,816	52,151
5.50%, 11/1/2038	176,102	195,810
5.00%, 1/1/2039	15,906	17,382
5.50%, 3/1/2039	258,919	288,803
4.50%, 4/1/2039	157,588	168,719
5.50%, 1/1/2040	50,315	55,833
5.50%, 4/1/2040	52,205	57,912
4.50%, 4/1/2040	27,780	29,905
4.00%, 9/1/2040	112,653	118,829
3.50%, 1/1/2041	46,353	47,910
4.50%, 2/1/2041	51,304	55,274
4.00%, 2/1/2041	192,994	203,527
3.50%, 2/1/2041	89,352	92,371
4.50%, 4/1/2041	129,296	139,360

Investments	Principal Amount	Value
5.50%, 4/1/2041	$13,742	$15,234
4.50%, 6/1/2041	46,046	49,932
5.50%, 8/1/2041	222,146	247,518
4.50%, 8/1/2041	55,794	60,052
5.50%, 9/1/2041	107,752	119,880
4.50%, 1/1/2042	60,965	65,673
4.00%, 1/1/2042	98,712	104,095
3.50%, 1/1/2042	161,861	167,197
3.50%, 4/1/2042	113,219	116,934
3.50%, 8/1/2042	174,356	180,060
3.50%, 1/1/2043	122,468	126,412
3.00%, 2/1/2043	228,215	229,657
2.50%, 5/1/2043	365,365	354,567
3.00%, 5/1/2043	15,884	15,984
3.00%, 6/1/2043	130,818	131,624
3.50%, 7/1/2043	65,584	67,638
4.00%, 8/1/2043	38,806	40,817
3.50%, 8/1/2043	120,436	124,092
5.00%, 8/1/2043	251,637	273,865
3.00%, 9/1/2043	167,168	168,220
4.50%, 9/1/2043	87,627	93,754
4.00%, 9/1/2043	38,372	40,554
4.00%, 11/1/2043	160,646	168,974
5.00%, 1/1/2044	331,816	362,184
5.00%, 3/1/2044	122,282	136,236
5.00%, 5/1/2044	156,421	170,350
5.00%, 6/1/2044	45,144	49,041
4.50%, 10/1/2044	219,956	235,602
3.00%, 2/1/2045	135,571	135,929
4.00%, 2/1/2045	107,342	112,781
4.00%, 4/1/2045	74,614	79,211
3.00%, 4/1/2045	142,740	143,118
3.00%, 5/1/2045	210,424	210,872
4.00%, 11/1/2045	144,538	153,409
4.50%, 3/1/2046	224,484	240,109
3.50%, 5/1/2046	154,175	158,648
4.00%, 5/1/2046	271,299	284,968
4.50%, 7/1/2046	230,551	246,678
3.50%, 2/1/2047	173,282	178,310
4.50%, 5/1/2047	192,517	205,889
TBA 2.50%, 11/25/2047	450,000	434,473
GNMA
2.50%, 4/20/2027	173,424	175,351
2.50%, 1/20/2028	93,506	94,550
2.50%, 12/20/2028	37,551	37,970
2.50%, 3/20/2031	268,096	271,093
6.00%, 3/15/2033	297,541	337,528

See Accompanying Notes to the Financial Statements.

310	FLEXSHARES ANNUAL REPORT

FlexShares® Disciplined Duration MBS Index Fund (cont.)

Investments	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – (continued)
5.50%, 6/15/2033	$451,061	$505,448
6.00%, 12/15/2033	213,101	244,890
5.50%, 3/20/2036	397,776	439,912
5.50%, 3/15/2038	186,390	208,871
5.50%, 2/20/2039	161,180	177,335
5.50%, 5/15/2039	91,190	101,175
5.00%, 5/15/2039	117,461	128,353
5.00%, 6/15/2039	216,937	238,603
5.50%, 9/15/2039	33,109	36,743
5.00%, 9/15/2039	252,170	278,364
4.00%, 9/20/2039	50,856	54,075
5.50%, 12/15/2039	93,352	103,604
5.00%, 1/20/2040	423,789	465,383
5.50%, 3/15/2040	198,946	220,514
4.00%, 8/15/2040	28,551	30,301
4.00%, 9/15/2040	162,054	171,301
4.00%, 10/15/2040	20,702	21,796
5.50%, 1/20/2041	51,876	57,678
4.00%, 3/15/2041	7,032	7,434
4.00%, 6/15/2041	231,163	244,384
3.50%, 9/15/2041	146,004	151,856
5.50%, 9/20/2041	185,005	204,140
3.50%, 11/20/2041	120,798	125,830
3.50%, 1/15/2042	35,524	37,005
5.50%, 2/20/2042	48,359	53,627
3.50%, 8/20/2042	63,515	66,265
3.00%, 10/15/2042	331,721	336,998
3.00%, 12/20/2042	150,447	153,097
3.50%, 12/20/2042	25,597	26,724
5.50%, 2/20/2043	27,662	30,481
3.00%, 2/20/2043	101,975	103,552
3.50%, 3/15/2043	61,837	64,540
3.00%, 3/20/2043	44,209	44,922
3.00%, 5/15/2043	290,974	296,593
2.50%, 5/20/2043	168,462	166,682
3.50%, 6/15/2043	322,518	336,876
3.00%, 9/20/2043	166,584	169,862
5.00%, 1/20/2044	9,885	10,622
3.50%, 8/20/2044	141,211	146,951
4.00%, 9/15/2044	71,898	75,642
3.50%, 10/15/2044	100,920	104,965
3.50%, 10/20/2044	23,754	24,704
2.50%, 11/20/2044	157,794	156,127
4.00%, 12/15/2044	101,456	106,741
3.00%, 12/20/2044	73,263	74,268

Investments	Principal Amount	Value
3.50%, 12/20/2044	$73,824	$76,726
3.50%, 1/15/2045	318,548	331,996
3.00%, 1/20/2045	239,167	242,306
3.50%, 2/20/2045	98,365	102,230
3.00%, 3/15/2045	201,058	204,363
3.00%, 3/20/2045	114,025	115,517
5.50%, 4/20/2045	172,540	191,830
3.50%, 5/15/2045	114,411	118,997
3.00%, 7/15/2045	118,584	120,119
3.50%, 12/20/2045	332,613	345,664
3.00%, 12/20/2045	172,131	174,381
4.00%, 3/15/2046	242,053	254,794
4.00%, 3/20/2046	305,059	323,022
3.50%, 4/20/2046	229,952	238,921
4.00%, 5/20/2046	287,178	302,865
3.00%, 9/20/2046	183,392	185,789
2.50%, 12/20/2046	319,368	312,719
Total Mortgage-Backed Securities (Cost $38,049,848)		37,636,228

Total Investments – 98.6% (Cost $38,049,848)		37,636,228
Other Assets Less Liabilities – 1.4%		546,744
NET ASSETS – 100.0%		$38,182,972

Percentages shown are based on Net Assets.

Abbreviations

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

TBA – To Be Announced; Security is subject to delayed delivery.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,340
Aggregate gross unrealized depreciation	(427,960)
Net unrealized depreciation	$(413,620)
Federal income tax cost	$38,049,848

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	311

Schedule of Investments

FlexShares® Credit-Scored US Corporate Bond Index Fund

October 31, 2017

Investments	Principal Amount	Value
CORPORATE BONDS – 99.0%
Aerospace & Defense – 1.9%
Boeing Co. (The)
4.88%, 2/15/2020	$10,000	$10,671
L3 Technologies, Inc.
4.75%, 7/15/2020	150,000	159,632
Lockheed Martin Corp.
3.35%, 9/15/2021	75,000	77,821
3.55%, 1/15/2026	70,000	72,836
Northrop Grumman Corp.
2.93%, 1/15/2025	200,000	200,829
3.20%, 2/1/2027	50,000	50,540
Rockwell Collins, Inc.
3.50%, 3/15/2027	100,000	102,842
United Technologies Corp.
4.50%, 4/15/2020	80,000	84,780
3.13%, 5/4/2027	200,000	200,447
		960,398
Air Freight & Logistics – 0.2%
FedEx Corp.
3.20%, 2/1/2025	70,000	71,567
United Parcel Service, Inc.
2.45%, 10/1/2022	30,000	30,226
		101,793
Banks – 30.7%
Australia & New Zealand Banking Group Ltd.
2.30%, 6/1/2021	250,000	249,130
Bank of America Corp.
Series L, 2.25%, 4/21/2020	350,000	350,460
5.63%, 7/1/2020	200,000	217,113
2.50%, 10/21/2022	200,000	197,917
3.30%, 1/11/2023	400,000	410,047
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023(a)	250,000	254,077
4.20%, 8/26/2024	320,000	338,224
4.00%, 1/22/2025	255,000	264,347
3.88%, 8/1/2025	250,000	262,418
3.50%, 4/19/2026	150,000	152,972

Investments	Principal Amount	Value
Banks – (continued)
Bank of Nova Scotia (The)
2.70%, 3/7/2022	$200,000	$201,646
Barclays plc
3.20%, 8/10/2021	200,000	202,822
3.65%, 3/16/2025	200,000	201,098
BB&T Corp.
2.45%, 1/15/2020	80,000	80,798
BNP Paribas SA
5.00%, 1/15/2021	90,000	97,475
Citigroup, Inc.
2.65%, 10/26/2020	600,000	605,557
2.70%, 3/30/2021	125,000	126,156
4.50%, 1/14/2022	150,000	160,889
3.50%, 5/15/2023	250,000	254,778
3.30%, 4/27/2025	200,000	202,819
4.40%, 6/10/2025	120,000	126,924
3.40%, 5/1/2026	150,000	151,637
3.20%, 10/21/2026	200,000	197,798
4.45%, 9/29/2027	150,000	158,480
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028(a)	100,000	103,190
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028(a)	50,000	50,601
Citizens Financial Group, Inc.
4.30%, 12/3/2025	60,000	62,848
Credit Suisse Group Funding Guernsey Ltd.
3.45%, 4/16/2021	250,000	257,188
3.80%, 9/15/2022	250,000	260,088
Discover Bank
3.10%, 6/4/2020	250,000	255,046
Fifth Third Bancorp
2.88%, 7/27/2020	120,000	122,270
3.50%, 3/15/2022	95,000	98,549
HSBC Holdings plc
4.00%, 3/30/2022	210,000	222,090
3.90%, 5/25/2026	200,000	209,147
ING Groep NV
3.15%, 3/29/2022	200,000	204,225
JPMorgan Chase & Co.
2.55%, 3/1/2021	700,000	704,843

See Accompanying Notes to the Financial Statements.

312	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Banks – (continued)
3.38%, 5/1/2023	$520,000	$533,739
3.13%, 1/23/2025	230,000	231,554
3.90%, 7/15/2025	250,000	263,819
3.30%, 4/1/2026	220,000	221,861
2.95%, 10/1/2026	250,000	245,875
4.13%, 12/15/2026	125,000	131,357
(ICE LIBOR USD 3 Month + 1.34%), 3.78%, 2/1/2028(a)	175,000	180,412
KeyCorp
5.10%, 3/24/2021	100,000	109,011
Lloyds Bank plc
6.38%, 1/21/2021	15,000	16,815
Lloyds Banking Group plc
3.10%, 7/6/2021	200,000	203,803
Mitsubishi UFJ Financial Group, Inc.
2.95%, 3/1/2021	200,000	203,305
3.85%, 3/1/2026	200,000	208,785
3.68%, 2/22/2027	150,000	155,108
Mizuho Financial Group, Inc.
2.95%, 2/28/2022	200,000	202,143
2.60%, 9/11/2022	200,000	198,459
National Australia Bank Ltd.
2.63%, 7/23/2020	250,000	253,242
PNC Financial Services Group, Inc. (The)
3.30%, 3/8/2022	380,000	393,668
3.90%, 4/29/2024	50,000	52,672
3.15%, 5/19/2027	100,000	100,068
Royal Bank of Canada
2.35%, 10/30/2020	150,000	151,078
Santander UK Group Holdings plc
2.88%, 10/16/2020	200,000	202,653
Skandinaviska Enskilda Banken AB
2.30%, 3/11/2020	250,000	251,199
Sumitomo Mitsui Financial Group, Inc.
2.06%, 7/14/2021	400,000	393,886
3.78%, 3/9/2026	250,000	259,288
3.36%, 7/12/2027	150,000	151,099
SunTrust Banks, Inc.
2.90%, 3/3/2021	200,000	203,466

Investments	Principal Amount	Value
Banks – (continued)
Svenska Handelsbanken AB
2.45%, 3/30/2021	$250,000	$251,560
US Bancorp
3.15%, 4/27/2027	150,000	150,775
Wells Fargo & Co.
3.50%, 3/8/2022	200,000	207,883
3.07%, 1/24/2023	250,000	253,494
4.48%, 1/16/2024	225,000	242,507
3.55%, 9/29/2025	200,000	205,487
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028(a)	150,000	151,613
Westpac Banking Corp.
2.15%, 3/6/2020	200,000	200,507
2.60%, 11/23/2020	300,000	303,800
2.85%, 5/13/2026	150,000	147,305
		15,648,963
Beverages – 1.5%
Anheuser-Busch InBev Finance, Inc.
2.65%, 2/1/2021	150,000	152,029
Coca-Cola Co. (The)
1.88%, 10/27/2020	150,000	149,905
2.88%, 10/27/2025	50,000	50,837
Constellation Brands, Inc.
4.25%, 5/1/2023	150,000	160,529
PepsiCo, Inc.
2.75%, 3/1/2023	150,000	152,640
3.60%, 3/1/2024	100,000	105,813
		771,753
Biotechnology – 3.7%
AbbVie, Inc.
3.20%, 11/6/2022	240,000	246,142
2.90%, 11/6/2022	250,000	252,937
3.20%, 5/14/2026	100,000	99,490
Amgen, Inc.
3.45%, 10/1/2020	150,000	155,488
2.70%, 5/1/2022	170,000	171,118
3.63%, 5/22/2024	100,000	104,485
Biogen, Inc.
3.63%, 9/15/2022	100,000	104,788
Celgene Corp.
2.88%, 8/15/2020	200,000	203,224
3.88%, 8/15/2025	75,000	78,106

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	313

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Biotechnology – (continued)
Gilead Sciences, Inc.
3.70%, 4/1/2024	$150,000	$158,027
3.50%, 2/1/2025	225,000	234,134
2.95%, 3/1/2027	100,000	98,540
		1,906,479
Capital Markets – 9.8%
Bank of New York Mellon Corp. (The)
Series 0012, 3.65%, 2/4/2024	300,000	315,902
(ICE LIBOR USD 3 Month + 1.07%), 3.44%, 2/7/2028(a)	150,000	153,935
BlackRock, Inc.
Series 2, 5.00%, 12/10/2019	90,000	95,803
3.20%, 3/15/2027	100,000	101,461
Deutsche Bank AG
3.70%, 5/30/2024	145,000	147,357
Goldman Sachs Group, Inc. (The)
5.38%, 3/15/2020	110,000	117,803
2.35%, 11/15/2021	250,000	247,852
5.75%, 1/24/2022	150,000	168,020
3.00%, 4/26/2022	400,000	404,058
3.63%, 1/22/2023	500,000	517,788
4.00%, 3/3/2024	210,000	221,714
3.50%, 1/23/2025	255,000	259,211
3.50%, 11/16/2026	200,000	200,490
3.85%, 1/26/2027	100,000	102,426
Intercontinental Exchange, Inc.
2.75%, 12/1/2020	150,000	153,161
Morgan Stanley
5.75%, 1/25/2021	400,000	441,607
2.63%, 11/17/2021	400,000	400,806
2.75%, 5/19/2022	250,000	250,783
3.75%, 2/25/2023	200,000	209,290
4.00%, 7/23/2025	100,000	105,414
3.88%, 1/27/2026	200,000	208,878
State Street Corp.
2.55%, 8/18/2020	150,000	152,761
		4,976,520

Investments	Principal Amount	Value
Chemicals – 1.4%
Dow Chemical Co. (The)
4.25%, 11/15/2020	$165,000	$173,238
Ecolab, Inc.
2.38%, 8/10/2022	100,000	99,620
EI du Pont de Nemours & Co.
4.25%, 4/1/2021	100,000	106,589
LYB International Finance BV
4.00%, 7/15/2023	130,000	137,576
Praxair, Inc.
3.20%, 1/30/2026	75,000	76,801
Sherwin-Williams Co. (The)
3.45%, 6/1/2027	100,000	101,787
		695,611
Commercial Services & Supplies – 0.4%
Republic Services, Inc.
3.55%, 6/1/2022	100,000	104,104
Waste Management, Inc.
2.40%, 5/15/2023	25,000	24,602
3.13%, 3/1/2025	50,000	50,624
		179,330
Communications Equipment – 0.4%
Cisco Systems, Inc.
3.00%, 6/15/2022	30,000	30,935
3.50%, 6/15/2025	20,000	21,079
2.95%, 2/28/2026	100,000	100,737
2.50%, 9/20/2026	50,000	48,684
		201,435
Consumer Finance – 4.5%
AerCap Ireland Capital DAC
3.95%, 2/1/2022	200,000	208,762
American Express Co.
3.63%, 12/5/2024	140,000	144,741
American Express Credit Corp.
Series F, 2.60%, 9/14/2020	195,000	197,555
American Honda Finance Corp.
2.45%, 9/24/2020	125,000	126,343
Capital One Financial Corp.
3.50%, 6/15/2023	200,000	205,378
3.75%, 7/28/2026	150,000	149,439
3.75%, 3/9/2027	100,000	101,338

See Accompanying Notes to the Financial Statements.

314	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Consumer Finance – (continued)
Discover Financial Services
3.75%, 3/4/2025	$40,000	$40,493
General Motors Financial Co., Inc.
3.20%, 7/6/2021	150,000	153,186
4.38%, 9/25/2021	300,000	318,843
HSBC Finance Corp.
6.68%, 1/15/2021	15,000	16,882
HSBC USA, Inc.
2.75%, 8/7/2020	300,000	304,869
Synchrony Financial
4.25%, 8/15/2024	150,000	156,328
Toyota Motor Credit Corp.
4.50%, 6/17/2020	170,000	180,609
		2,304,766
Diversified Financial Services – 1.2%
Berkshire Hathaway, Inc.
2.20%, 3/15/2021	165,000	165,839
3.13%, 3/15/2026	75,000	76,004
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	200,000	201,078
Shell International Finance BV
2.88%, 5/10/2026	175,000	174,242
		617,163
Diversified Telecommunication Services – 1.5%
AT&T, Inc.
2.80%, 2/17/2021	250,000	253,783
Verizon Communications, Inc.
4.60%, 4/1/2021	300,000	322,883
2.95%, 3/15/2022	158,000	160,634
		737,300
Electric Utilities – 2.4%
Commonwealth Edison Co.
2.55%, 6/15/2026	50,000	48,370
Duke Energy Carolinas LLC
3.90%, 6/15/2021	60,000	63,261
2.50%, 3/15/2023	50,000	50,188
2.95%, 12/1/2026	100,000	99,961

Investments	Principal Amount	Value
Electric Utilities – (continued)
Duke Energy Corp.
2.65%, 9/1/2026	$100,000	$96,154
Exelon Corp.
2.85%, 6/15/2020	180,000	183,248
MidAmerican Energy Co.
3.50%, 10/15/2024	50,000	52,437
NextEra Energy Capital Holdings, Inc.
3.55%, 5/1/2027	100,000	103,199
Pacific Gas & Electric Co.
2.95%, 3/1/2026	100,000	98,252
Public Service Electric & Gas Co.
2.38%, 5/15/2023	30,000	29,765
Southern Co. (The)
2.75%, 6/15/2020	100,000	101,542
3.25%, 7/1/2026	150,000	149,445
Virginia Electric & Power Co.
Series A, 3.15%, 1/15/2026	50,000	50,706
Series A, 3.50%, 3/15/2027	100,000	103,937
		1,230,465
Energy Equipment & Services – 0.2%
Halliburton Co.
3.25%, 11/15/2021	40,000	41,096
3.80%, 11/15/2025	50,000	51,933
		93,029
Equity Real Estate Investment Trusts (REITs) – 2.9%
American Tower Corp.
3.50%, 1/31/2023	200,000	206,295
Boston Properties LP
5.63%, 11/15/2020	120,000	130,892
3.65%, 2/1/2026	50,000	50,992
Brixmor Operating Partnership LP
3.85%, 2/1/2025	25,000	25,059
Digital Realty Trust LP
3.95%, 7/1/2022	34,000	35,868
ERP Operating LP
2.85%, 11/1/2026	100,000	97,821
HCP, Inc.
2.63%, 2/1/2020	145,000	146,355
4.25%, 11/15/2023	150,000	159,095
Realty Income Corp.
4.13%, 10/15/2026	100,000	104,186

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	315

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Simon Property Group LP
4.38%, 3/1/2021	$100,000	$106,519
3.75%, 2/1/2024	120,000	126,106
3.38%, 10/1/2024	100,000	102,990
Ventas Realty LP
3.50%, 2/1/2025	50,000	50,304
Welltower, Inc.
3.75%, 3/15/2023	30,000	31,194
4.25%, 4/1/2026	100,000	105,290
		1,478,966
Food & Staples Retailing – 2.2%
Costco Wholesale Corp.
3.00%, 5/18/2027	75,000	75,328
CVS Health Corp.
2.80%, 7/20/2020	200,000	202,505
2.13%, 6/1/2021	150,000	147,917
3.88%, 7/20/2025	100,000	103,009
Kroger Co. (The)
6.15%, 1/15/2020	150,000	162,385
Sysco Corp.
2.60%, 10/1/2020	150,000	151,935
Walgreens Boots Alliance, Inc.
3.30%, 11/18/2021	50,000	51,386
Wal-Mart Stores, Inc.
4.25%, 4/15/2021	90,000	96,524
5.88%, 4/5/2027	100,000	125,355
		1,116,344
Food Products – 1.0%
Kraft Heinz Foods Co.
3.50%, 7/15/2022	200,000	206,866
3.00%, 6/1/2026	150,000	145,210
Tyson Foods, Inc.
4.50%, 6/15/2022	74,000	79,894
Unilever Capital Corp.
2.90%, 5/5/2027	100,000	99,410
		531,380
Health Care Equipment & Supplies – 1.1%
Abbott Laboratories
2.35%, 11/22/2019	60,000	60,401

Investments	Principal Amount	Value
Health Care Equipment & Supplies – (continued)
Becton Dickinson and Co.
3.13%, 11/8/2021	$50,000	$51,149
2.89%, 6/6/2022	150,000	150,493
Boston Scientific Corp.
2.85%, 5/15/2020	150,000	152,264
Medtronic, Inc.
2.75%, 4/1/2023	50,000	50,464
Stryker Corp.
3.50%, 3/15/2026	115,000	118,847
		583,618
Health Care Providers & Services – 1.6%
Aetna, Inc.
2.75%, 11/15/2022	50,000	50,369
3.50%, 11/15/2024	100,000	102,115
Anthem, Inc.
3.30%, 1/15/2023	100,000	102,697
Express Scripts Holding Co.
3.90%, 2/15/2022	150,000	157,170
3.50%, 6/15/2024	150,000	151,992
UnitedHealth Group, Inc.
2.70%, 7/15/2020	100,000	101,893
3.75%, 7/15/2025	50,000	53,024
3.10%, 3/15/2026	100,000	100,997
		820,257
Hotels, Restaurants & Leisure – 0.5%
Marriott International, Inc.
2.30%, 1/15/2022	80,000	79,155
McDonald’s Corp.
2.75%, 12/9/2020	30,000	30,621
2.63%, 1/15/2022	15,000	15,166
3.38%, 5/26/2025	125,000	128,626
		253,568
Household Products – 0.3%
Procter & Gamble Co. (The)
3.10%, 8/15/2023	50,000	51,971
2.85%, 8/11/2027	100,000	99,575
		151,546

See Accompanying Notes to the Financial Statements.

316	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Independent Power and Renewable Electricity Producers – 0.2%
Southern Power Co.
Series D, 1.95%, 12/15/2019	$100,000	$99,581
Industrial Conglomerates – 0.3%
3M Co.
2.25%, 9/19/2026	100,000	95,529
Honeywell International, Inc.
1.85%, 11/1/2021	80,000	79,124
		174,653
Insurance – 2.2%
Aflac, Inc.
3.63%, 6/15/2023	100,000	105,013
American International Group, Inc.
3.38%, 8/15/2020	190,000	196,382
3.90%, 4/1/2026	100,000	103,819
Aon plc
3.50%, 6/14/2024	100,000	103,271
Chubb INA Holdings, Inc.
3.15%, 3/15/2025	170,000	173,119
Marsh & McLennan Cos., Inc.
3.50%, 3/10/2025	30,000	31,066
3.75%, 3/14/2026	120,000	125,993
MetLife, Inc.
3.60%, 4/10/2024	80,000	84,138
Prudential Financial, Inc.
4.50%, 11/15/2020	60,000	64,069
3.50%, 5/15/2024	100,000	104,360
(ICE LIBOR USD 3 Month + 3.04%), 5.20%, 3/15/2044(a)	10,000	10,676
		1,101,906
Internet Software & Services – 1.4%
Alibaba Group Holding Ltd.
2.50%, 11/28/2019	200,000	201,461
3.13%, 11/28/2021	200,000	204,261
Baidu, Inc.
3.00%, 6/30/2020	200,000	202,978
eBay, Inc.
3.45%, 8/1/2024	120,000	122,308
		731,008

Investments	Principal Amount	Value
IT Services – 2.1%
Fidelity National Information Services, Inc.
3.50%, 4/15/2023	$100,000	$103,186
3.00%, 8/15/2026	100,000	97,221
Fiserv, Inc.
3.50%, 10/1/2022	80,000	83,010
International Business Machines Corp.
3.38%, 8/1/2023	100,000	104,256
3.63%, 2/12/2024	100,000	105,478
3.45%, 2/19/2026	100,000	103,435
Visa, Inc.
2.80%, 12/14/2022	350,000	356,831
2.75%, 9/15/2027	100,000	98,222
		1,051,639
Life Sciences Tools & Services – 0.6%
Thermo Fisher Scientific, Inc.
4.50%, 3/1/2021	150,000	160,323
3.00%, 4/15/2023	150,000	152,010
		312,333
Machinery – 0.2%
Caterpillar, Inc.
3.40%, 5/15/2024	100,000	104,663
Media – 2.7%
21st Century Fox America, Inc.
4.50%, 2/15/2021	100,000	106,668
3.70%, 10/15/2025	50,000	51,552
CBS Corp.
3.70%, 8/15/2024	80,000	83,006
Comcast Corp.
3.15%, 3/1/2026	200,000	201,550
Discovery Communications LLC
3.30%, 5/15/2022	40,000	40,727
4.90%, 3/11/2026	100,000	107,657
Omnicom Group, Inc.
4.45%, 8/15/2020	170,000	180,128
Time Warner, Inc.
4.70%, 1/15/2021	80,000	85,414
4.05%, 12/15/2023	100,000	105,615
3.55%, 6/1/2024	80,000	81,128
3.88%, 1/15/2026	150,000	152,336

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	317

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Media – (continued)
Walt Disney Co. (The)
3.00%, 2/13/2026	$60,000	$60,664
2.95%, 6/15/2027	100,000	99,764
		1,356,209
Multiline Retail – 0.1%
Target Corp.
2.50%, 4/15/2026	40,000	38,485
Multi-Utilities – 0.3%
CMS Energy Corp.
3.00%, 5/15/2026	15,000	14,797
Dominion Energy, Inc.
4.45%, 3/15/2021	60,000	64,137
Sempra Energy
3.55%, 6/15/2024	80,000	82,504
		161,438
Oil, Gas & Consumable Fuels – 6.4%
BP Capital Markets plc
4.50%, 10/1/2020	200,000	213,384
3.28%, 9/19/2027	200,000	201,459
Canadian Natural Resources Ltd.
3.45%, 11/15/2021	150,000	155,123
Chevron Corp.
3.19%, 6/24/2023	150,000	155,530
2.95%, 5/16/2026	150,000	150,473
ConocoPhillips Co.
2.40%, 12/15/2022	100,000	99,336
4.95%, 3/15/2026	125,000	142,222
Enbridge, Inc.
2.90%, 7/15/2022	150,000	151,025
Enterprise Products Operating LLC
5.20%, 9/1/2020	200,000	216,346
3.35%, 3/15/2023	180,000	185,706
3.75%, 2/15/2025	100,000	104,329
EOG Resources, Inc.
2.45%, 4/1/2020	75,000	75,568
Exxon Mobil Corp.
2.22%, 3/1/2021	100,000	100,694
2.73%, 3/1/2023	160,000	162,770
Kinder Morgan Energy Partners LP
5.30%, 9/15/2020	100,000	107,540

Investments	Principal Amount	Value
Oil, Gas & Consumable Fuels – (continued)
3.95%, 9/1/2022	$150,000	$156,937
MPLX LP
4.00%, 2/15/2025	150,000	154,814
Occidental Petroleum Corp.
2.70%, 2/15/2023	80,000	80,810
3.00%, 2/15/2027	100,000	99,946
ONEOK Partners LP
4.90%, 3/15/2025	150,000	162,135
Total Capital Canada Ltd.
2.75%, 7/15/2023	130,000	131,750
Total Capital International SA
3.75%, 4/10/2024	80,000	84,941
TransCanada PipeLines Ltd.
3.80%, 10/1/2020	50,000	52,070
Williams Partners LP
4.13%, 11/15/2020	100,000	104,408
		3,249,316
Pharmaceuticals – 2.3%
Allergan Funding SCS
3.80%, 3/15/2025	250,000	256,567
AstraZeneca plc
2.38%, 6/12/2022	150,000	149,040
GlaxoSmithKline Capital, Inc.
2.80%, 3/18/2023	150,000	152,363
Johnson & Johnson
2.05%, 3/1/2023	50,000	49,498
Merck & Co., Inc.
1.85%, 2/10/2020	60,000	60,006
2.75%, 2/10/2025	115,000	114,738
Novartis Capital Corp.
3.40%, 5/6/2024	100,000	104,942
3.10%, 5/17/2027	100,000	101,849
Pfizer, Inc.
1.95%, 6/3/2021	150,000	149,526
Wyeth LLC
6.45%, 2/1/2024	40,000	48,704
		1,187,233
Road & Rail – 0.9%
Burlington Northern Santa Fe LLC
3.05%, 3/15/2022	100,000	103,055
CSX Corp.
3.70%, 10/30/2020	70,000	72,933

See Accompanying Notes to the Financial Statements.

318	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Road & Rail – (continued)
3.35%, 11/1/2025	$100,000	$102,236
Norfolk Southern Corp.
3.00%, 4/1/2022	80,000	81,766
Union Pacific Corp.
3.25%, 8/15/2025	100,000	103,642
		463,632
Semiconductors & Semiconductor Equipment – 1.6%
Applied Materials, Inc.
3.30%, 4/1/2027	75,000	76,796
Intel Corp.
2.45%, 7/29/2020	100,000	101,504
2.88%, 5/11/2024	150,000	151,749
3.70%, 7/29/2025	100,000	106,195
QUALCOMM, Inc.
2.25%, 5/20/2020	150,000	150,841
3.45%, 5/20/2025	75,000	77,250
3.25%, 5/20/2027	150,000	150,168
		814,503
Software – 2.6%
Microsoft Corp.
3.00%, 10/1/2020	150,000	154,857
2.70%, 2/12/2025	140,000	140,781
3.13%, 11/3/2025	150,000	154,361
2.40%, 8/8/2026	100,000	96,651
3.30%, 2/6/2027	150,000	155,392
Oracle Corp.
1.90%, 9/15/2021	100,000	99,012
2.50%, 5/15/2022	250,000	252,042
2.65%, 7/15/2026	100,000	98,233
VMware, Inc.
2.30%, 8/21/2020	150,000	149,784
		1,301,113
Specialty Retail – 1.1%
AutoZone, Inc.
3.75%, 6/1/2027	125,000	127,012
Home Depot, Inc. (The)
2.63%, 6/1/2022	200,000	203,597
3.00%, 4/1/2026	75,000	75,579
2.13%, 9/15/2026	50,000	47,067

Investments	Principal Amount	Value
Specialty Retail – (continued)
Lowe’s Cos., Inc.
3.38%, 9/15/2025	$100,000	$103,205
		556,460
Technology Hardware, Storage & Peripherals – 2.8%
Apple, Inc.
2.50%, 2/9/2022	150,000	151,658
2.40%, 5/3/2023	230,000	229,720
3.25%, 2/23/2026	150,000	153,783
2.45%, 8/4/2026	100,000	96,768
3.35%, 2/9/2027	150,000	154,097
3.20%, 5/11/2027	100,000	101,620
2.90%, 9/12/2027	200,000	198,810
Hewlett Packard Enterprise Co.
4.90%, 10/15/2025	95,000	101,171
HP, Inc.
4.38%, 9/15/2021	25,000	26,561
4.05%, 9/15/2022	125,000	132,146
Xerox Corp.
3.63%, 3/15/2023	100,000	98,785
		1,445,119
Tobacco – 1.6%
Altria Group, Inc.
2.85%, 8/9/2022	160,000	162,341
4.00%, 1/31/2024	55,000	58,834
Philip Morris International, Inc.
2.50%, 11/2/2022	200,000	199,132
3.60%, 11/15/2023	95,000	99,469
2.75%, 2/25/2026	100,000	98,224
Reynolds American, Inc.
3.25%, 6/12/2020	54,000	55,405
4.00%, 6/12/2022	150,000	158,238
		831,643
Trading Companies & Distributors – 0.2%
Air Lease Corp.
2.13%, 1/15/2020	120,000	119,933
Total Corporate Bonds (Cost $50,218,656)		50,461,551
Total Investments – 99.0% (Cost $50,218,656)		50,461,551
Other Assets Less Liabilities – 1.0%		520,288
NET ASSETS – 100.0%		$50,981,839

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	319

FlexShares® Credit-Scored US Corporate Bond Index Fund (cont.)

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

Percentages shown are based on Net Assets

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – US Dollar

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$370,918
Aggregate gross unrealized depreciation	(129,067)
Net unrealized appreciation	$241,851
Federal income tax cost	$50,219,700

See Accompanying Notes to the Financial Statements.

320	FLEXSHARES ANNUAL REPORT

Schedule of Investments

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

October 31, 2017

Investments	Principal Amount	Value
CORPORATE BONDS – 98.7%
Aerospace & Defense – 3.3%
Lockheed Martin Corp.
3.60%, 3/1/2035	$55,000	$54,864
3.80%, 3/1/2045	35,000	34,891
4.70%, 5/15/2046	60,000	67,943
Northrop Grumman Corp.
4.75%, 6/1/2043	50,000	57,122
3.85%, 4/15/2045	100,000	99,524
Raytheon Co.
4.88%, 10/15/2040	20,000	23,658
Rockwell Collins, Inc.
4.35%, 4/15/2047	30,000	32,301
United Technologies Corp.
5.70%, 4/15/2040	80,000	100,462
4.50%, 6/1/2042	70,000	76,405
4.15%, 5/15/2045	70,000	73,011
		620,181
Air Freight & Logistics – 1.1%
FedEx Corp.
3.90%, 2/1/2035	90,000	91,521
5.10%, 1/15/2044	15,000	17,077
4.75%, 11/15/2045	60,000	65,685
United Parcel Service, Inc.
6.20%, 1/15/2038	20,000	27,078
		201,361
Automobiles – 0.9%
Daimler Finance North America LLC
8.50%, 1/18/2031	20,000	29,927
General Motors Co.
5.00%, 4/1/2035	135,000	140,158
		170,085
Banks – 9.6%
Bank of America Corp.
3.25%, 10/21/2027	35,000	34,492
Series L, 4.18%, 11/25/2027	110,000	114,919
5.00%, 1/21/2044	85,000	99,176
Series L, 4.75%, 4/21/2045	35,000	38,907
(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 1/20/2048(a)	90,000	97,787

Investments	Principal Amount	Value
Banks – (continued)
Citigroup, Inc.
8.13%, 7/15/2039	$22,000	$34,666
5.88%, 1/30/2042	35,000	45,135
5.30%, 5/6/2044	125,000	147,147
4.65%, 7/30/2045	90,000	100,399
4.75%, 5/18/2046	35,000	38,146
(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048(a)	60,000	63,321
Fifth Third Bancorp
8.25%, 3/1/2038	25,000	37,765
HSBC Holdings plc
6.10%, 1/14/2042	110,000	148,457
JPMorgan Chase & Co.
3.63%, 12/1/2027	145,000	146,067
6.40%, 5/15/2038	90,000	121,306
4.95%, 6/1/2045	230,000	262,659
Wells Fargo & Co.
5.38%, 11/2/2043	155,000	182,571
5.61%, 1/15/2044	30,000	36,399
4.75%, 12/7/2046	60,000	65,731
		1,815,050
Beverages – 1.1%
Anheuser-Busch InBev Finance, Inc.
4.70%, 2/1/2036	75,000	82,367
PepsiCo, Inc.
4.45%, 4/14/2046	65,000	72,620
3.45%, 10/6/2046	50,000	47,645
		202,632
Biotechnology – 5.7%
AbbVie, Inc.
4.50%, 5/14/2035	220,000	236,462
4.40%, 11/6/2042	60,000	62,251
Amgen, Inc.
6.38%, 6/1/2037	20,000	25,772
5.15%, 11/15/2041	60,000	69,298
4.40%, 5/1/2045	150,000	158,572
Biogen, Inc.
5.20%, 9/15/2045	35,000	40,381
Celgene Corp.
5.00%, 8/15/2045	80,000	88,432

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	321

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Biotechnology – (continued)
Gilead Sciences, Inc.
4.60%, 9/1/2035	$80,000	$89,192
4.00%, 9/1/2036	50,000	51,799
4.75%, 3/1/2046	130,000	147,704
4.15%, 3/1/2047	95,000	98,142
		1,068,005
Building Products – 0.2%
Owens Corning
4.30%, 7/15/2047	30,000	28,850
Capital Markets – 4.9%
CME Group, Inc.
5.30%, 9/15/2043	25,000	31,731
Credit Suisse USA, Inc.
7.13%, 7/15/2032	25,000	34,428
Goldman Sachs Group, Inc. (The)
6.13%, 2/15/2033	230,000	289,748
6.45%, 5/1/2036	40,000	51,325
6.75%, 10/1/2037	170,000	224,844
6.25%, 2/1/2041	85,000	112,714
5.15%, 5/22/2045	60,000	68,491
Morgan Stanley
6.38%, 7/24/2042	35,000	47,701
4.30%, 1/27/2045	60,000	63,424
		924,406
Chemicals – 1.8%
Dow Chemical Co. (The)
7.38%, 11/1/2029	25,000	33,755
4.38%, 11/15/2042	80,000	83,794
Ecolab, Inc.
5.50%, 12/8/2041	20,000	24,768
LYB International Finance BV
4.88%, 3/15/2044	70,000	76,986
Monsanto Co.
4.20%, 7/15/2034	25,000	26,063
4.40%, 7/15/2044	50,000	52,138
Praxair, Inc.
3.55%, 11/7/2042	10,000	9,867
Sherwin-Williams Co. (The)
4.50%, 6/1/2047	35,000	37,298
		344,669

Investments	Principal Amount	Value
Commercial Services & Supplies – 0.1%
Waste Management, Inc.
4.10%, 3/1/2045	$20,000	$21,169
Communications Equipment – 0.5%
Cisco Systems, Inc.
5.90%, 2/15/2039	55,000	73,525
Harris Corp.
5.05%, 4/27/2045	25,000	29,012
		102,537
Consumer Finance – 0.1%
American Express Co.
4.05%, 12/3/2042	25,000	25,818
Diversified Financial Services – 1.9%
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/2035	200,000	214,242
Shell International Finance BV
4.13%, 5/11/2035	35,000	37,585
4.38%, 5/11/2045	100,000	108,654
		360,481
Diversified Telecommunication Services – 8.1%
AT&T, Inc.
4.50%, 5/15/2035	95,000	92,876
British Telecommunications plc
9.12%, 12/15/2030	85,000	128,891
Deutsche Telekom International Finance BV
8.75%, 6/15/2030	70,000	102,854
Orange SA
9.00%, 3/1/2031(b)	35,000	53,159
Telefonica Emisiones SAU
5.21%, 3/8/2047	150,000	165,813
Verizon Communications, Inc.
4.50%, 8/10/2033	150,000	154,876
4.40%, 11/1/2034	35,000	35,334
4.27%, 1/15/2036	50,000	49,198
5.25%, 3/16/2037	85,000	93,173
4.75%, 11/1/2041	200,000	201,465
4.86%, 8/21/2046	120,000	121,556
5.50%, 3/16/2047	150,000	166,228
4.67%, 3/15/2055	160,000	152,707
		1,518,130

See Accompanying Notes to the Financial Statements.

322	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Electric Utilities – 4.4%
Appalachian Power Co.
7.00%, 4/1/2038	$30,000	$41,961
Duke Energy Corp.
4.80%, 12/15/2045	60,000	68,081
3.75%, 9/1/2046	70,000	68,334
Florida Power & Light Co.
4.13%, 2/1/2042	30,000	32,677
Georgia Power Co.
4.30%, 3/15/2042	100,000	104,858
Pacific Gas & Electric Co.
6.05%, 3/1/2034	60,000	74,656
5.80%, 3/1/2037	100,000	122,782
4.00%, 12/1/2046	35,000	35,136
PPL Capital Funding, Inc.
4.00%, 9/15/2047	30,000	30,532
Progress Energy, Inc.
7.75%, 3/1/2031	40,000	56,389
South Carolina Electric & Gas Co.
4.35%, 2/1/2042	25,000	25,190
Southern California Edison Co.
4.65%, 10/1/2043	35,000	40,967
Southern Co. (The)
4.40%, 7/1/2046	125,000	132,079
		833,642
Electrical Equipment – 0.2%
Eaton Corp.
4.15%, 11/2/2042	30,000	30,526
Energy Equipment & Services – 1.2%
Baker Hughes a GE Co. LLC
5.13%, 9/15/2040	50,000	58,208
Halliburton Co.
4.85%, 11/15/2035	160,000	177,106
		235,314
Equity Real Estate Investment Trusts (REITs) – 0.7%
ERP Operating LP
4.50%, 7/1/2044	25,000	27,023
Federal Realty Investment Trust
4.50%, 12/1/2044	25,000	26,574
Simon Property Group LP
4.75%, 3/15/2042	30,000	33,308

Investments	Principal Amount	Value
Equity Real Estate Investment Trusts (REITs) – (continued)
Weyerhaeuser Co.
7.38%, 3/15/2032	$35,000	$48,782
		135,687
Food & Staples Retailing – 3.2%
CVS Health Corp.
5.30%, 12/5/2043	40,000	45,659
5.13%, 7/20/2045	95,000	106,563
Sysco Corp.
4.85%, 10/1/2045	40,000	45,006
Walgreen Co.
4.40%, 9/15/2042	90,000	89,347
Wal-Mart Stores, Inc.
5.25%, 9/1/2035	250,000	311,233
		597,808
Food Products – 0.9%
General Mills, Inc.
5.40%, 6/15/2040	25,000	29,372
Kellogg Co.
4.50%, 4/1/2046	25,000	26,013
Kraft Heinz Foods Co.
5.00%, 7/15/2035	25,000	27,497
Mead Johnson Nutrition Co.
4.60%, 6/1/2044	30,000	32,906
Tyson Foods, Inc.
5.15%, 8/15/2044	25,000	28,755
Unilever Capital Corp.
5.90%, 11/15/2032	20,000	26,323
		170,866
Health Care Equipment & Supplies – 1.2%
Abbott Laboratories
4.75%, 11/30/2036	50,000	55,191
Koninklijke Philips NV
5.00%, 3/15/2042	35,000	40,439
Medtronic, Inc.
4.38%, 3/15/2035	85,000	94,068
Stryker Corp.
4.63%, 3/15/2046	35,000	38,641
		228,339

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	323

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Health Care Providers & Services – 1.9%
Aetna, Inc.
6.75%, 12/15/2037	$35,000	$46,762
AmerisourceBergen Corp.
4.25%, 3/1/2045	25,000	24,978
Anthem, Inc.
4.65%, 1/15/2043	95,000	103,184
Cigna Corp.
5.38%, 2/15/2042	30,000	36,262
Express Scripts Holding Co.
4.80%, 7/15/2046	30,000	31,288
Humana, Inc.
4.95%, 10/1/2044	15,000	16,815
McKesson Corp.
4.88%, 3/15/2044	25,000	27,217
UnitedHealth Group, Inc.
4.63%, 7/15/2035	60,000	68,121
		354,627
Hotels, Restaurants & Leisure – 1.0%
McDonald’s Corp.
6.30%, 3/1/2038	95,000	124,861
4.88%, 12/9/2045	60,000	68,595
		193,456
Household Products – 0.2%
Procter & Gamble Co. (The)
5.55%, 3/5/2037	25,000	32,968
Industrial Conglomerates – 0.9%
General Electric Co.
6.75%, 3/15/2032	20,000	27,670
5.88%, 1/14/2038	30,000	38,661
4.50%, 3/11/2044	50,000	54,902
Honeywell International, Inc.
5.70%, 3/15/2037	25,000	32,531
Ingersoll-Rand Global Holding Co. Ltd.
5.75%, 6/15/2043	20,000	24,814
		178,578
Insurance – 3.4%
Allstate Corp. (The)
5.55%, 5/9/2035	25,000	30,582

Investments	Principal Amount	Value
Insurance – (continued)
(ICE LIBOR USD 3 Month + 2.12%), 6.50%, 5/15/2057(a)	$15,000	$17,963
American International Group, Inc.
3.88%, 1/15/2035	70,000	69,508
4.50%, 7/16/2044	35,000	36,815
Aon plc
4.75%, 5/15/2045	60,000	66,976
Berkshire Hathaway Finance Corp.
5.75%, 1/15/2040	35,000	45,591
Chubb Corp. (The)
6.00%, 5/11/2037	25,000	32,918
Marsh & McLennan Cos., Inc.
4.35%, 1/30/2047	20,000	21,658
MetLife, Inc.
6.40%, 12/15/2036	60,000	69,375
4.88%, 11/13/2043	60,000	69,024
4.60%, 5/13/2046	50,000	55,585
Principal Financial Group, Inc.
6.05%, 10/15/2036	25,000	31,809
Prudential Financial, Inc.
5.70%, 12/14/2036	50,000	62,138
Travelers Cos., Inc. (The)
3.75%, 5/15/2046	25,000	24,934
		634,876
Internet & Direct Marketing Retail – 0.2%
Amazon.com, Inc.
4.95%, 12/5/2044	40,000	47,087
Internet Software & Services – 0.2%
eBay, Inc.
4.00%, 7/15/2042	35,000	32,183
IT Services – 0.4%
Visa, Inc.
4.30%, 12/14/2045	70,000	77,704
Machinery – 0.3%
Fortive Corp.
4.30%, 6/15/2046	25,000	26,367
Illinois Tool Works, Inc.
3.90%, 9/1/2042	25,000	26,066
		52,433

See Accompanying Notes to the Financial Statements.

324	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Media – 7.9%
21st Century Fox America, Inc.
6.20%, 12/15/2034	$65,000	$80,926
6.65%, 11/15/2037	50,000	66,505
4.75%, 9/15/2044	110,000	117,721
CBS Corp.
4.60%, 1/15/2045	90,000	90,588
Comcast Corp.
5.65%, 6/15/2035	130,000	161,327
4.60%, 8/15/2045	150,000	165,205
3.40%, 7/15/2046	145,000	133,477
4.00%, 11/1/2049(c)	27,000	26,957
4.05%, 11/1/2052(c)	68,000	67,664
Discovery Communications LLC
4.88%, 4/1/2043	40,000	39,312
5.20%, 9/20/2047	130,000	133,016
Historic TW, Inc.
6.63%, 5/15/2029	120,000	148,231
Time Warner, Inc.
6.10%, 7/15/2040	90,000	104,253
6.25%, 3/29/2041	30,000	35,974
4.85%, 7/15/2045	70,000	70,024
Walt Disney Co. (The)
4.13%, 6/1/2044	50,000	53,265
		1,494,445
Metals & Mining – 0.5%
BHP Billiton Finance USA Ltd.
5.00%, 9/30/2043	45,000	53,699
Nucor Corp.
5.20%, 8/1/2043	30,000	35,320
		89,019
Multiline Retail – 0.5%
Target Corp.
4.00%, 7/1/2042	95,000	96,203
Multi-Utilities – 2.7%
Berkshire Hathaway Energy Co.
5.15%, 11/15/2043	50,000	59,669
4.50%, 2/1/2045	95,000	104,936
Consolidated Edison Co. of New York, Inc.
4.63%, 12/1/2054	31,000	35,082
Series C, 4.30%, 12/1/2056	35,000	37,780

Investments	Principal Amount	Value
Multi-Utilities – (continued)
Dominion Energy, Inc.
Series B, 5.95%, 6/15/2035	$115,000	$144,221
NiSource Finance Corp.
4.38%, 5/15/2047	50,000	53,105
Sempra Energy
6.00%, 10/15/2039	25,000	31,839
Southern Co. Gas Capital Corp.
5.88%, 3/15/2041	35,000	42,962
		509,594
Oil, Gas & Consumable Fuels – 8.1%
Canadian Natural Resources Ltd.
6.25%, 3/15/2038	40,000	49,604
ConocoPhillips
5.90%, 10/15/2032	165,000	202,991
6.50%, 2/1/2039	30,000	41,238
Devon Energy Corp.
5.60%, 7/15/2041	35,000	39,482
4.75%, 5/15/2042	95,000	97,097
Encana Corp.
6.50%, 8/15/2034	50,000	61,402
Enterprise Products Operating LLC
6.45%, 9/1/2040	120,000	154,827
4.85%, 3/15/2044	45,000	49,065
5.10%, 2/15/2045	75,000	85,089
Exxon Mobil Corp.
4.11%, 3/1/2046	40,000	43,674
Kinder Morgan, Inc.
7.75%, 1/15/2032	35,000	45,063
Magellan Midstream Partners LP
5.15%, 10/15/2043	20,000	22,451
4.20%, 10/3/2047	30,000	29,740
Marathon Petroleum Corp.
4.75%, 9/15/2044	50,000	51,018
Occidental Petroleum Corp.
4.63%, 6/15/2045	50,000	55,600
ONEOK Partners LP
6.13%, 2/1/2041	55,000	63,772
Petro-Canada
5.95%, 5/15/2035	120,000	145,835
Phillips 66
5.88%, 5/1/2042	50,000	62,712
4.88%, 11/15/2044	75,000	83,873

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	325

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Oil, Gas & Consumable Fuels – (continued)
Phillips 66 Partners LP
4.90%, 10/1/2046	$25,000	$26,027
Valero Energy Corp.
6.63%, 6/15/2037	90,000	115,875
		1,526,435
Pharmaceuticals – 4.0%
Allergan Funding SCS
4.55%, 3/15/2035	120,000	126,570
AstraZeneca plc
4.38%, 11/16/2045	120,000	129,866
Eli Lilly & Co.
3.70%, 3/1/2045	25,000	25,402
GlaxoSmithKline Capital, Inc.
5.38%, 4/15/2034	35,000	42,630
Johnson & Johnson
4.38%, 12/5/2033	75,000	85,478
3.70%, 3/1/2046	35,000	36,422
Merck & Co., Inc.
3.70%, 2/10/2045	50,000	50,881
Novartis Capital Corp.
3.70%, 9/21/2042	35,000	35,485
Wyeth LLC
6.50%, 2/1/2034	90,000	121,779
5.95%, 4/1/2037	50,000	66,919
Zoetis, Inc.
4.70%, 2/1/2043	35,000	38,434
		759,866
Road & Rail – 2.8%
Burlington Northern Santa Fe LLC
6.15%, 5/1/2037	45,000	59,632
4.90%, 4/1/2044	55,000	64,444
4.13%, 6/15/2047	50,000	53,505
Canadian Pacific Railway Co.
4.80%, 8/1/2045	35,000	40,853
CSX Corp.
6.15%, 5/1/2037	110,000	142,368
4.10%, 3/15/2044	35,000	35,740
Norfolk Southern Corp.
4.84%, 10/1/2041	65,000	73,998

Investments	Principal Amount	Value
Road & Rail – (continued)
Union Pacific Corp.
4.75%, 9/15/2041	$25,000	$28,769
4.05%, 3/1/2046	30,000	31,782
		531,091
Semiconductors & Semiconductor Equipment – 1.7%
Applied Materials, Inc.
5.85%, 6/15/2041	20,000	25,807
4.35%, 4/1/2047	35,000	38,339
Intel Corp.
4.90%, 7/29/2045	85,000	101,254
QUALCOMM, Inc.
4.65%, 5/20/2035	50,000	54,655
4.80%, 5/20/2045	40,000	43,576
4.30%, 5/20/2047	50,000	50,682
		314,313
Software – 4.3%
Microsoft Corp.
3.50%, 2/12/2035	160,000	163,627
4.00%, 2/12/2055	100,000	103,387
3.95%, 8/8/2056	180,000	185,259
4.50%, 2/6/2057	90,000	102,026
Oracle Corp.
5.38%, 7/15/2040	100,000	125,577
4.00%, 7/15/2046	65,000	67,326
4.38%, 5/15/2055	60,000	65,176
		812,378
Specialty Retail – 1.3%
Home Depot, Inc. (The)
5.88%, 12/16/2036	85,000	112,424
4.40%, 3/15/2045	50,000	55,169
3.50%, 9/15/2056	50,000	46,515
Lowe’s Cos., Inc.
4.05%, 5/3/2047	25,000	25,849
		239,957
Technology Hardware, Storage & Peripherals – 1.4%
Apple, Inc.
4.38%, 5/13/2045	110,000	121,199
4.65%, 2/23/2046	85,000	97,132
HP, Inc.
6.00%, 9/15/2041	35,000	38,202
		256,533

See Accompanying Notes to the Financial Statements.

326	FLEXSHARES ANNUAL REPORT

FlexShares® Credit-Scored US Long Corporate Bond Index Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Tobacco – 2.9%
Altria Group, Inc.
4.25%, 8/9/2042	$90,000	$93,531
5.38%, 1/31/2044	85,000	102,182
Philip Morris International, Inc.
6.38%, 5/16/2038	115,000	153,833
4.13%, 3/4/2043	85,000	87,757
Reynolds American, Inc.
5.70%, 8/15/2035	100,000	118,371
		555,674
Trading Companies & Distributors – 0.3%
WW Grainger, Inc.
4.60%, 6/15/2045	50,000	54,590
Wireless Telecommunication Services – 0.7%
New Cingular Wireless Services, Inc.
8.75%, 3/1/2031	25,000	36,352
Rogers Communications, Inc.
5.00%, 3/15/2044	55,000	62,721
Vodafone Group plc
7.88%, 2/15/2030	30,000	41,128
		140,201
Total Corporate Bonds (Cost $18,098,195)		18,619,767
Total Investments – 98.7% (Cost $18,098,195)		18,619,767
Other Assets Less Liabilities – 1.3%		238,587
NET ASSETS – 100.0%		$18,858,354

Percentages shown are based on Net Assets.

Abbreviations

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – US Dollar

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(b)

Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2017.

(c)

Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$572,022
Aggregate gross unrealized depreciation	(57,080)
Net unrealized appreciation	$514,942
Federal income tax cost	$18,104,825

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	327

Schedule of Investments

FlexShares® Ready Access Variable Income Fund

October 31, 2017

Investments	Principal Amount	Value
CORPORATE BONDS – 81.0%
Aerospace & Defense – 0.6%
United Technologies Corp.
(ICE LIBOR USD 3 Month + 0.35%), 1.66%, 11/1/2019(a)	$916,000	$920,842
Air Freight & Logistics – 1.1%
United Parcel Service, Inc.
(ICE LIBOR USD 3 Month + 0.38%), 1.69%, 5/16/2022(a)	1,838,000	1,845,778
Automobiles – 0.6%
Daimler Finance North America LLC
(ICE LIBOR USD 3 Month + 0.53%), 1.84%, 5/5/2020(a) (b)	916,000	920,052
Banks – 21.8%
Australia & New Zealand Banking Group Ltd.
1.45%, 5/15/2018	548,000	547,783
Bank of Montreal
1.80%, 7/31/2018	1,200,000	1,201,288
Bank of Nova Scotia (The)
(ICE LIBOR USD 3 Month + 0.39%), 1.75%, 7/14/2020(a)	2,300,000	2,304,798
Canadian Imperial Bank of Commerce
(ICE LIBOR USD 3 Month + 0.72%), 2.04%, 6/16/2022(a)	3,000,000	3,015,538
Citibank NA
(ICE LIBOR USD 3 Month + 0.23%), 1.54%, 11/9/2018(a)	3,000,000	3,003,297
(ICE LIBOR USD 3 Month + 0.34%), 1.67%, 3/20/2019(a)	400,000	400,821
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 0.96%), 2.33%, 4/25/2022(a)	1,380,000	1,396,034

Investments	Principal Amount	Value
Banks – (continued)
Commonwealth Bank of Australia
(ICE LIBOR USD 3 Month + 0.40%), 1.71%, 3/12/2018(a) (b)	$749,000	$749,997
1.63%, 3/12/2018	1,000,000	1,000,745
(ICE LIBOR USD 3 Month + 0.79%), 2.10%, 11/2/2018(a) (b)	830,000	835,540
DBS Group Holdings Ltd.
(ICE LIBOR USD 3 Month + 0.49%), 1.81%, 6/8/2020(a) (b)	800,000	803,280
Fifth Third Bank
(ICE LIBOR USD 3 Month + 0.25%), 1.63%, 10/30/2020(a)	1,500,000	1,500,076
JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 0.90%), 2.27%, 1/25/2018(a)	928,000	929,898
(ICE LIBOR USD 3 Month + 0.68%), 2.00%, 6/1/2021(a)	1,000,000	1,006,185
Lloyds Bank plc
(ICE LIBOR USD 3 Month + 0.52%), 1.84%, 3/16/2018(a)	1,000,000	1,001,636
National Australia Bank Ltd.
(ICE LIBOR USD 3 Month + 0.78%), 2.14%, 1/14/2019(a) (b)	1,000,000	1,007,068
(ICE LIBOR USD 3 Month + 0.59%), 1.94%, 1/10/2020(a) (b)	2,000,000	2,012,831
National Bank of Canada
2.10%, 12/14/2018	1,000,000	1,002,495
(ICE LIBOR USD 3 Month + 0.56%), 1.87%, 6/12/2020(a)	700,000	703,198
Nederlandse Waterschapsbank NV
(ICE LIBOR USD 3 Month + 0.23%), 1.54%, 2/14/2018(a) (b)	1,000,000	1,000,751

See Accompanying Notes to the Financial Statements.

328	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Banks – (continued)
PNC Bank NA
(ICE LIBOR USD 3 Month + 0.36%), 1.68%, 5/19/2020(a)	$900,000	$903,577
Royal Bank of Canada
(ICE LIBOR USD 3 Month + 0.53%), 1.85%, 3/15/2019(a)	185,000	185,954
(ICE LIBOR USD 3 Month + 0.38%), 1.70%, 3/2/2020(a)	2,205,000	2,211,411
(ICE LIBOR USD 3 Month + 0.52%), 1.84%, 3/6/2020(a)	749,000	752,795
Sumitomo Mitsui Trust Bank Ltd.
(ICE LIBOR USD 3 Month + 0.51%), 1.83%, 3/6/2019(a) (b)	1,000,000	1,001,864
Svenska Handelsbanken AB
(ICE LIBOR USD 3 Month + 0.36%), 1.68%, 9/8/2020(a)	1,000,000	1,002,922
US Bancorp
(ICE LIBOR USD 3 Month + 0.40%), 1.77%, 4/25/2019(a)	633,000	635,673
Wells Fargo & Co.
Series N, 2.15%, 1/30/2020	144,000	144,371
Wells Fargo Bank NA
1.65%, 1/22/2018	500,000	500,187
Westpac Banking Corp.
1.50%, 12/1/2017	69,000	69,010
(ICE LIBOR USD 3 Month + 0.74%), 2.05%, 11/23/2018(a)	830,000	835,763
(ICE LIBOR USD 3 Month + 0.43%), 1.75%, 3/6/2020(a)	1,838,000	1,844,824
		35,511,610

Investments	Principal Amount	Value
Beverages – 0.8%
Coca-Cola Co. (The)
(ICE LIBOR USD 3 Month + 0.05%), 1.36%, 11/16/2017(a)	$1,195,000	$1,195,033
1.55%, 9/1/2021	155,000	152,946
		1,347,979
Biotechnology – 2.9%
Amgen, Inc.
(ICE LIBOR USD 3 Month + 0.32%), 1.63%, 5/10/2019(a)	1,559,000	1,564,603
Gilead Sciences, Inc.
1.85%, 9/4/2018	1,000,000	1,001,360
(ICE LIBOR USD 3 Month + 0.17%), 1.50%, 9/20/2018(a)	2,100,000	2,102,242
		4,668,205
Capital Markets – 3.6%
Credit Suisse AG
1.75%, 1/29/2018	1,225,000	1,225,663
Goldman Sachs Group, Inc. (The)
1.95%, 7/23/2019	600,000	598,775
(ICE LIBOR USD 3 Month + 0.78%), 2.16%, 10/31/2022(a)	1,000,000	1,000,131
Morgan Stanley
2.50%, 1/24/2019	281,000	282,922
(ICE LIBOR USD 3 Month + 0.93%), 2.29%, 7/22/2022(a)	1,000,000	1,007,427
UBS AG
1.80%, 3/26/2018	1,480,000	1,481,733
(ICE LIBOR USD 3 Month + 0.58%), 1.90%, 6/8/2020(a) (b)	200,000	201,029
		5,797,680
Chemicals – 0.6%
EI du Pont de Nemours & Co.
(ICE LIBOR USD 3 Month + 0.53%), 1.84%, 5/1/2020(a)	916,000	924,573

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	329

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Communications Equipment – 1.8%
Cisco Systems, Inc.
1.40%, 2/28/2018	$2,330,000	$2,329,961
(ICE LIBOR USD 3 Month + 0.50%), 1.82%, 3/1/2019(a)	598,000	601,990
		2,931,951
Consumer Finance – 11.1%
American Express Co.
2.50%, 8/1/2022	500,000	497,987
American Express Credit Corp.
(ICE LIBOR USD 3 Month + 0.49%), 1.81%, 8/15/2019(a)	821,000	825,644
(ICE LIBOR USD 3 Month + 0.43%), 1.75%, 3/3/2020(a)	1,838,000	1,845,238
American Honda Finance Corp.
1.55%, 12/11/2017	185,000	185,025
(ICE LIBOR USD 3 Month + 0.10%), 1.42%, 3/8/2018(a)	458,000	458,197
(ICE LIBOR USD 3 Month + 0.34%), 1.65%, 2/14/2020(a)	623,000	625,377
1.95%, 7/20/2020	400,000	399,449
Capital One Financial Corp.
(ICE LIBOR USD 3 Month + 0.95%), 2.27%, 3/9/2022(a)	786,000	790,870
Caterpillar Financial Services Corp.
(ICE LIBOR USD 3 Month + 0.18%), 1.50%, 12/6/2018(a)	600,000	600,459
(ICE LIBOR USD 3 Month + 0.28%), 1.60%, 3/22/2019(a)	2,205,000	2,211,608
Ford Motor Credit Co. LLC
Series 1, (ICE LIBOR USD 3 Month + 0.83%), 2.14%, 3/12/2019(a)	1,000,000	1,005,819

Investments	Principal Amount	Value
Consumer Finance – (continued)
Harley-Davidson Financial Services, Inc.
(ICE LIBOR USD 3 Month + 0.35%), 1.67%, 3/8/2019(a) (b)	$1,380,000	$1,383,090
HSBC USA, Inc.
1.50%, 11/13/2017	1,000,000	1,000,003
John Deere Capital Corp.
(ICE LIBOR USD 3 Month + 0.27%), 1.63%, 10/15/2018(a)	916,000	918,172
1.95%, 12/13/2018	13,000	13,041
(ICE LIBOR USD 3 Month + 0.12%), 1.46%, 7/5/2019(a)	300,000	300,009
(ICE LIBOR USD 3 Month + 0.30%), 1.62%, 3/13/2020(a)	1,734,000	1,739,365
PACCAR Financial Corp.
2.30%, 8/10/2022	1,675,000	1,663,586
Toyota Motor Credit Corp.
(ICE LIBOR USD 3 Month + 0.26%), 1.61%, 4/17/2020(a)	1,559,000	1,564,054
		18,026,993
Diversified Financial Services – 4.0%
JPMorgan Chase Bank NA
1.45%, 9/21/2018	1,000,000	998,265
(ICE LIBOR USD 3 Month + 0.45%), 1.78%, 9/21/2018(a)	1,000,000	1,002,227
Shell International Finance BV
(ICE LIBOR USD 3 Month + 0.58%), 1.89%, 11/10/2018(a)	912,000	917,356
2.13%, 5/11/2020	749,000	752,681
Siemens Financieringsmaatschappij NV
1.45%, 5/25/2018(b)	749,000	748,354
(ICE LIBOR USD 3 Month + 0.28%), 1.60%, 5/25/2018(a) (b)	1,000,000	1,001,620
(ICE LIBOR USD 3 Month + 0.34%), 1.66%, 3/16/2020(a) (b)	1,045,000	1,049,033
		6,469,536

See Accompanying Notes to the Financial Statements.

330	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Electrical Equipment – 0.2%
Eaton Corp.
1.50%, 11/2/2017	$293,000	$293,000
Food & Staples Retailing – 2.6%
Costco Wholesale Corp.
1.70%, 12/15/2019	1,000,000	999,366
2.30%, 5/18/2022	176,000	176,180
Wal-Mart Stores, Inc.
1.90%, 12/15/2020	3,000,000	2,995,035
		4,170,581
Food Products – 2.3%
General Mills, Inc.
2.60%, 10/12/2022	1,500,000	1,499,340
Hershey Co. (The)
1.60%, 8/21/2018	1,000,000	1,000,746
Tyson Foods, Inc.
(ICE LIBOR USD 3 Month + 0.55%), 1.87%, 6/2/2020(a)	600,000	603,332
(ICE LIBOR USD 3 Month + 0.45%), 1.76%, 8/21/2020(a)	700,000	701,623
		3,805,041
Health Care Providers & Services – 1.5%
Cardinal Health, Inc.
1.95%, 6/14/2019	1,500,000	1,497,515
McKesson Corp.
1.40%, 3/15/2018	916,000	915,302
		2,412,817
Household Durables – 0.6%
Whirlpool Corp.
1.65%, 11/1/2017	900,000	900,000
Household Products – 2.7%
Church & Dwight Co., Inc.
(ICE LIBOR USD 3 Month + 0.15%), 1.52%, 1/25/2019(a)	1,400,000	1,400,242
Kimberly-Clark Corp.
1.40%, 2/15/2019	672,000	669,675
1.90%, 5/22/2019	249,000	249,495

Investments	Principal Amount	Value
Household Products – (continued)
Procter & Gamble Co. (The)
1.75%, 10/25/2019	$1,400,000	$1,401,111
(ICE LIBOR USD 3 Month + 0.27%), 1.58%, 11/1/2019(a)	739,000	742,263
		4,462,786
Industrial Conglomerates – 3.4%
General Electric Co.
1.60%, 11/20/2017	1,850,000	1,850,247
5.25%, 12/6/2017	91,000	91,326
(ICE LIBOR USD 3 Month + 0.51%), 1.87%, 1/14/2019(a)	700,000	703,249
Honeywell International, Inc.
1.40%, 10/30/2019	916,000	911,111
(ICE LIBOR USD 3 Month + 0.04%), 1.42%, 10/30/2019(a)	2,000,000	2,000,304
		5,556,237
Insurance – 1.3%
Berkshire Hathaway Finance Corp.
(ICE LIBOR USD 3 Month + 0.30%), 1.66%, 1/12/2018(a)	749,000	749,474
(ICE LIBOR USD 3 Month + 0.69%), 2.01%, 3/15/2019(a)	830,000	837,931
(ICE LIBOR USD 3 Month + 0.32%), 1.67%, 1/10/2020(a)	552,000	554,464
		2,141,869
Internet & Direct Marketing Retail – 0.3%
Amazon.com, Inc.
1.20%, 11/29/2017	500,000	499,916
		499,916
IT Services – 0.9%
International Business Machines Corp.
1.25%, 2/8/2018	400,000	399,814

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	331

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
IT Services – (continued)
Mastercard, Inc.
2.00%, 4/1/2019	$144,000	$144,627
Visa, Inc.
2.15%, 9/15/2022	1,000,000	993,036
		1,537,477
Machinery – 0.6%
Stanley Black & Decker, Inc.
1.62%, 11/17/2018	916,000	913,691
Media – 0.7%
Walt Disney Co. (The)
(ICE LIBOR USD 3 Month + 0.31%), 1.63%, 5/30/2019(a)	973,000	978,003
(ICE LIBOR USD 3 Month + 0.39%), 1.71%, 3/4/2022(a)	200,000	201,755
		1,179,758
Oil, Gas & Consumable Fuels – 2.9%
BP Capital Markets plc
1.77%, 9/19/2019	700,000	699,635
Canadian Natural Resources Ltd.
1.75%, 1/15/2018	153,000	153,030
Chevron Corp.
(ICE LIBOR USD 3 Month + 0.50%), 1.81%, 5/16/2018(a)	1,025,000	1,027,732
(ICE LIBOR USD 3 Month + 0.09%), 1.41%, 2/28/2019(a)	916,000	916,180
1.96%, 3/3/2020	55,000	55,153
(ICE LIBOR USD 3 Month + 0.95%), 2.26%, 5/16/2021(a)	458,000	470,467
Exxon Mobil Corp.
(ICE LIBOR USD 3 Month + 0.60%), 1.92%, 2/28/2018(a)	830,000	831,731
Total Capital Canada Ltd.
1.45%, 1/15/2018	621,000	620,913
		4,774,841

Investments	Principal Amount	Value
Pharmaceuticals – 5.3%
AstraZeneca plc
1.75%, 11/16/2018	$830,000	$829,896
(ICE LIBOR USD 3 Month + 0.53%), 1.84%, 11/16/2018(a)	830,000	833,033
Eli Lilly & Co.
1.25%, 3/1/2018	2,062,000	2,060,311
Johnson & Johnson
1.13%, 11/21/2017	867,000	866,988
(ICE LIBOR USD 3 Month + 0.27%), 1.59%, 3/1/2019(a)	874,000	876,963
Merck & Co., Inc.
1.10%, 1/31/2018	275,000	274,746
(ICE LIBOR USD 3 Month + 0.36%), 1.68%, 5/18/2018(a)	2,939,000	2,944,805
		8,686,742
Road & Rail – 0.5%
Canadian National Railway Co.
(ICE LIBOR USD 3 Month + 0.17%), 1.48%, 11/14/2017(a)	749,000	749,057
Semiconductors & Semiconductor Equipment – 1.9%
Intel Corp.
(ICE LIBOR USD 3 Month + 0.08%), 1.39%, 5/11/2020(a)	2,754,000	2,757,313
QUALCOMM, Inc.
(ICE LIBOR USD 3 Month + 0.45%), 1.77%, 5/20/2020(a)	352,000	355,017
		3,112,330
Specialty Retail – 2.0%
Home Depot, Inc. (The)
2.00%, 6/15/2019	3,000	3,015
(ICE LIBOR USD 3 Month + 0.15%), 1.47%, 6/5/2020(a)	2,000,000	2,003,985

See Accompanying Notes to the Financial Statements.

332	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
CORPORATE BONDS – (continued)
Specialty Retail – (continued)
Lowe’s Cos., Inc.
(ICE LIBOR USD 3 Month + 0.42%), 1.74%, 9/10/2019(a)	$1,195,000	$1,203,720
		3,210,720
Technology Hardware, Storage & Peripherals – 1.6%
Apple, Inc.
(ICE LIBOR USD 3 Month + 0.08%), 1.39%, 2/8/2019(a)	1,380,000	1,381,182
(ICE LIBOR USD 3 Month + 0.82%), 2.13%, 2/22/2019(a)	830,000	839,103
(ICE LIBOR USD 3 Month + 0.30%), 1.61%, 5/6/2019(a)	415,000	416,955
		2,637,240
Trading Companies & Distributors – 0.8%
Air Lease Corp.
2.63%, 7/1/2022	1,300,000	1,296,500
Total Corporate Bonds (Cost $131,443,128)		131,705,802

ASSET-BACKED SECURITIES – 4.5%
Ally Auto Receivables Trust
Series 2017-3, Class A1, 1.10%, 6/15/2018	526,198	526,106
American Express Credit Account Master Trust
Series 2017-6, Class A, 2.04%, 5/15/2023	1,000,000	1,001,627
Series 2017-2, Class A, 1.69%, 9/16/2024(c)	2,000,000	2,017,005
CarMax Auto Owner Trust
Series 2017-1, Class A2, 1.54%, 2/18/2020	1,055,421	1,055,350
Citibank Credit Card Issuance Trust
Series 2017-A4, Class A4, 1.46%, 4/7/2022(c)	900,000	902,567

Investments	Principal Amount	Value
ASSET-BACKED SECURITIES – (continued)
Hyundai Auto Lease Securitization Trust
Series 2017-A, Class A2B, 1.54%, 7/15/2019(b) (c)	$460,731	$461,159
John Deere Owner Trust 2017
Series 2017-A, Class A2, 1.50%, 10/15/2019	916,000	915,493
Mercedes-Benz Auto Lease Trust
Series 2017-A, Class A1, 1.15%, 4/16/2018	310,901	310,875
MMAF Equipment Finance LLC
Series 2017-AA, Class A1, 1.17%, 5/16/2018(b)	137,780	137,767
Total Asset-backed Securities (Cost $7,306,877)		7,327,949

U.S. TREASURY OBLIGATIONS – 2.0%
U.S. Treasury Floating Rate Notes
(US Treasury 3 Month Bill Money Market Yield + 0.17%), 1.30%, 10/31/2018(a)	2,760,300	2,766,099
U.S. Treasury Notes
1.38%, 9/30/2019	500,000	498,037
Total U.S. Treasury Obligations (Cost $3,258,797)		3,264,136

U.S. GOVERNMENT AGENCY SECURITIES – 1.8%
FHLB
0.88%, 10/1/2018	1,000,000	994,544
FHLMC
1.50%, 9/9/2019	916,000	912,013
FNMA
2.00%, 10/5/2022	1,000,000	996,981
Total U.S. Government Agency Securities (Cost $2,910,923)		2,903,538

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	333

FlexShares® Ready Access Variable Income Fund (cont.)

Investments	Principal Amount	Value
FOREIGN GOVERNMENT SECURITIES – 1.8%
Japan Bank for International Cooperation
(ICE LIBOR USD 3 Month + 0.57%), 1.89%, 2/24/2020(a)	$2,000,000	$2,013,228
Kingdom of Sweden
1.50%, 7/25/2019(b)	800,000	797,376
Total Foreign Government Securities (Cost $2,799,660)		2,810,604

SHORT-TERM INVESTMENTS – 8.0%
CERTIFICATES OF DEPOSIT – 4.9%
Chase Bank USA NA
(ICE LIBOR USD 1 Month + 0.51%), 1.74%, 1/9/2018(a)	2,000,000	2,001,946
Skandinaviska Enskilda Banken AB
(ICE LIBOR USD 1 Month + 0.21%), 1.45%, 4/26/2018(a)	3,000,000	3,001,347
Toronto-Dominion Bank (The)
1.75%, 10/26/2018	3,000,000	3,000,720
Total Certificates of Deposit (Cost $8,000,000)		8,004,013

REPURCHASE AGREEMENTS – 3.1%
SG America Securities LLC, 1.51%, dated 10/31/2017, due 11/1/2017, repurchase price $5,000,210, collateralized by various Corporate Bonds, ranging from 2.50% – 12.50%, maturing 9/15/2018 – 1/1/2999; Medium Term Notes, ranging from 5.63% – 8.00%, maturing 3/25/2020 – 8/1/2033; total market value $5,487,669 (Cost $5,000,000)	5,000,000	5,000,000

Investments	Value
Total Short-term Investments (Cost $13,000,000)	$13,004,013
Total Investments – 99.1% (Cost $160,719,385)	161,016,042
Other Assets Less Liabilities – 0.9%	1,541,091
Net assets – 100.0%	162,557,133

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(b)

Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(c)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2017.

Percentages shown are based on Net Assets.

Abbreviations

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

USD – US Dollar

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$349,873
Aggregate gross unrealized depreciation	(53,216)
Net unrealized appreciation	$296,657
Federal income tax cost	$160,719,385

See Accompanying Notes to the Financial Statements.

334	FLEXSHARES ANNUAL REPORT

FlexShares® Ready Access Variable Income Fund (cont.)

FlexShares® Ready Access Variable Income Fund invested, as a percentage of net assets, in companies domiciled in the following countries as of October 31, 2017:

Australia	5.5%
Canada	9.4
France	0.4
Germany	2.3
Japan	1.9
Netherlands	1.6
Singapore	0.5
Sweden	2.9
Switzerland	1.8
United Kingdom	2.1
United States	70.7
Other[1]	0.9
100.0%

[1]	Includes any non-fixed-income securities and net other assets (liabilities).

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	335

Schedule of Investments

FlexShares® Core Select Bond Fund

October 31, 2017

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 98.0%
FlexShares Credit-Scored US Corporate Bond Index Fund(a)	22,716	$1,162,832
FlexShares Credit-Scored US Long Corporate Bond Index Fund(a)	11,769	636,232
Flexshares Disciplined Duration MBS Index Fund(a)	48,695	1,159,915
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund(a)	5,634	141,132
FlexShares Ready Access Variable Income Fund(a)	3,470	262,297
iShares 3-7 Year Treasury Bond Fund	1,541	189,728
iShares 7-10 Year Treasury Bond Fund	1,286	136,522
Total Exchange Traded Funds (Cost 3,672,743)		3,688,658
	Principal Amount
SHORT-TERM INVESTMENT – 1.7%
U.S. TREASURY OBLIGATION – 1.7%
U.S. Treasury Bills 1.10%, 1/25/2018(b) (c) (Cost $64,831)	$65,000	64,833
Total Investments – 99.7% (Cost $3,737,574)		3,753,491
Other Assets Less Liabilities – 0.3%		8,897
NET ASSETS – 100.0%		$3,762,388
(a)	Investment in affiliated Fund. Northern Trust Investments, Inc. is the Investment Adviser to both the Fund and the Underlying Funds.

(b)	All or a portion of the security pledged as collateral for Futures Contracts.

(c)	The rate shown was the current yield as of October 31, 2017.

Percentages shown are based on Net Assets.

As of October 31, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative instruments, if applicable) for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$29,184
Aggregate gross unrealized depreciation	(18,186)
Net unrealized appreciation	$10,998
Federal income tax cost	$3,747,064

See Accompanying Notes to the Financial Statements.

336	FLEXSHARES ANNUAL REPORT

FlexShares® Core Select Bond Fund (cont.)

As of October 31, 2017, the FlexShares Core Select Bond Fund was invested in securities of affiliated FlexShares Funds. The Schedules of Investments of the affiliated FlexShares Funds are located elsewhere in this Report.

Investment in a company which was affiliated for the period ending October 31, 2017, was as follows:

Security	Value November 18, 2016*	Purchases at Cost	Sales Proceeds	Shares October 31, 2017	Value October 31, 2017	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Realized Gain/ (Loss)
FlexShares Credit-Scored US Corporate Bond Index Fund	$—	$1,697,429	$550,081	22,716	$1,162,832	$15,536	$21,948	$(52)
FlexShares Credit-Scored US Long Corporate Bond Index Fund	—	720,301	99,161	11,769	636,232	14,681	14,720	411
Flexshares Disciplined Duration MBS Index Fund	—	1,830,863	645,479	48,695	1,159,915	(14,619)	23,065	(10,850)
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	—	107,940	107,658	—	—	—	816	(282)
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	—	312,232	170,448	5,634	141,132	(715)	1,452	63
FlexShares Ready Access Variable Income Fund	—	462,693	200,513	3,470	262,297	29	509	88
	$—	$5,131,458	$1,773,340	92,284	$3,362,408	$14,912	$62,510	$(10,622)

*	Commencement of investment operations.

Futures Contracts

FlexShares® Core Select Bond Fund had the following open futures contracts as of October 31, 2017:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2 Year Note	2	12/29/2017	USD	$430,719	$(8)
Short Contracts
U.S. Treasury 10 Year Note	(1)	12/19/2017	USD	$(124,938)	$2,496
U.S. Treasury 5 Year Note	(3)	12/29/2017	USD	(351,562)	2,083
					$4,579
					$4,571

Abbreviation:

USD – US Dollar

See Accompanying Notes to the Financial Statements.

FLEXSHARES ANNUAL REPORT	337

Notes to the Financial Statements October 31, 2017

1. Organization

FlexShares® Trust (the “Trust”), a Maryland statutory trust, was formed on May 13, 2010, originally named NT ETF Trust and renamed FlexShares® Trust as of April 12, 2011. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of twenty-five operational exchange-traded funds as of October 31, 2017 (each a “Fund” and collectively, the “Funds”). The FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund and the FlexShares® Ready Access Variable Income Fund are non-diversified series of the Trust, pursuant to the 1940 Act. The FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund and the FlexShares® Core Select Bond Fund are diversified series of the Trust, pursuant to the 1940 Act.

The FlexShares Core Select Bond Fund commenced operations on November 18, 2016.

Each Fund, except the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund, seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). The FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and the FlexShares Credit-Scored US Long Corporate Bond Index Fund seek to track Underlying Indices developed by Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”), a subsidiary of Northern Trust Corporation. The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Morningstar Global Upstream Natural Resources Index Fund seek to track Underlying Indices sponsored by Morningstar, Inc. The FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, and FlexShares STOXX® Global Broad Infrastructure Index Fund seek to track an Underlying Index sponsored by STOXX. The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and FlexShares iBoxx 5-Year Target Duration TIPS Index Fund seek to track Underlying Indices sponsored by Markit Indices Limited. The FlexShares Disciplined Duration MBS Index Fund seeks to track an Underlying Index sponsored by Merrill Lynch, Pierce, Fenner & Smith Inc.

Each of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund currently seeks its investment objective by investing a substantial amount of its assets in the shares of another FlexShares ETF. Each of these Funds may also invest directly in the securities included in its Underlying Index. The FlexShares Real Assets Allocation Index Fund is a fund of funds that seeks its

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Notes to the Financial Statements (cont.)

investment objective by investing primarily in the shares of other FlexShares ETFs that are eligible for inclusion in its Underlying Index, rather than in securities of individual companies. The FlexShares Core Select Bond Fund seeks to achieve its investment objective by investing, under normal circumstances in U.S. dollar-denominated investment-grade fixed-income securities either directly or indirectly through FlexShares ETFs, unaffiliated ETFs and other registered investment companies. The investment performance each of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund and FlexShares Core Select Bond Fund is directly related to the performance of its underlying fund(s).

The FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund are actively managed and do not seek to replicate the performance of a specified index. The FlexShares Ready Access Variable Income Fund seeks maximum current income consistent with the preservation of capital and liquidity. The FlexShares Core Select Bond Fund seeks total return and preservation of capital. Each Fund, except the FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund, is referred to herein as an “Index Fund.” Each Fund is managed by the Investment Adviser.

2. Significant Accounting Policies

The Trust, which is an investment company, follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S.”) or (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Each Fund’s Net Asset Value (“NAV”) is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a fund is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Board of Trustees. The Funds’ investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Funds value securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board of Trustees. Such circumstances includes periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.

The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies

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Notes to the Financial Statements (cont.)

and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by an Index Fund’s Underlying Index. This difference may adversely affect an Index Fund’s ability to track its Underlying Index. Portfolio securities of the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund and FlexShares International Quality Dividend Dynamic Index Fund are listed on foreign exchanges and their value may change on days when shareholders will not be able to purchase or sell Fund shares.

Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price, or last sale price, reported on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.

Securities that are traded regularly in the over-the-counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over-the-counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over-the-counter include equity securities, fixed-income securities, non-exchange-listed foreign securities, and certain derivative instruments. Fixed income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when it approximates fair value.

Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the primary exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day on any exchange, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as Investment Adviser. Any use of a different rate from the rates used by the Index Provider may adversely affect the Fund’s ability to track its Underlying Index. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps. The

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Notes to the Financial Statements (cont.)

foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non-exchange traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.

Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAVs and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.

NTI has established a pricing and valuation committee (the “Northern Trust Asset Management PVC”) whose membership includes representatives of NTI. The Northern Trust Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board of Trustees’ oversight.

The Northern Trust Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Northern Trust Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transactions or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI monitors markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Northern Trust Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in three levels listed below:

•	Level 1—Quoted prices in active markets for identical assets on the measurement date.

•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities may be valued at amortized cost, as long as amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Board of Trustees.

FLEXSHARES ANNUAL REPORT	341

Notes to the Financial Statements (cont.)

The following is a summary of the valuations as of October 31, 2017 for each Fund based upon the three levels defined above. During the year ended October 31, 2017, there were two Level 3 securities. All the transfers in and out of the levels during the period are assumed to be transferred on the last day of the period at their current value. Please refer to the Schedules of Investments to view equity and debt securities segregated by industry type where applicable.

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar US Market Factor Tilt Index Fund
Investments
Common Stocks
Household Durables	$13,607,708	$16,438	$—	$13,624,146
Other*	1,126,543,905	—	—	1,126,543,905
Rights	—	—	15,787	15,787
Securities Lending Reinvestments
Certificates of Deposit	—	60,495,723	—	60,495,723
Commercial Paper	—	9,996,439	—	9,996,439
Funding Agreements	—	3,000,000	—	3,000,000
Repurchase Agreements	—	30,702,254	—	30,702,254
Total Investments	$1,140,151,613	$104,210,854	$15,787	$1,244,378,254

Other Financial Instruments
Assets
Futures Contracts	$394,033	$—	$—	$394,033
Total Other Financial Instruments	$394,033	$—	$—	$394,033

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 10/31/2016	$36,207
Total gain or loss (realized/unrealized included in earnings)	64,475
Purchases†	—
Sales††	(84,895)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10/31/2017	$15,787
The amount of change in net unrealized appreciation (depreciation) on investment in Level 3 securities still held at 10/31/2017.	$15,787

Contingent Value Rights	Fair Value at 10/31/2017	Valuation Techniques	Unobservable Inputs	Sensitivity[1,2]
Media General, Inc.	$2,226	Income Approach	Estimated Recovery Value	1
Dyax Corp.	$13,561	Discounted Cash Flow Analysis	Discount Rate and Projected Cash Flows	2

342	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs[a]	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund
Investments
Closed End Funds	$2,174,444	$—	$—	$2,174,444
Common Stocks
Aerospace & Defense	8,140,134	2,684	—	8,142,818
Auto Components	26,738,527	22,095	—	26,760,622
Chemicals	31,880,114	11,063	—	31,891,177
Oil, Gas & Consumable Fuels	50,104,373	9,641	—	50,114,014
Pharmaceuticals	33,474,531	10	—	33,474,541
Other*	818,463,132	—	—	818,463,132
Investment Companies	2,684	—	—	2,684
Rights	144,795	—	—	144,795
Securities Lending Reinvestments
Certificates of Deposit	—	500,000	—	500,000
Commercial Paper	—	500,000	—	500,000
Repurchase Agreements	—	11,584,519	—	11,584,519
Total Investments	$971,122,734	$12,630,012	$—	$983,752,746

Other Financial Instruments
Assets
Futures Contracts	$754,246	$—	$—	$754,246
Forward Foreign Currency Contracts	—	19,868	—	19,868
Liabilities
Futures Contracts	(419)	—	—	(419)
Forward Foreign Currency Contracts	—	(201,060)	—	(201,060)
Total Other Financial Instruments	$753,827	$(181,192)	$—	$572,635

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 10/31/2016	$533
Total gain or loss (realized/unrealized included in earnings)	(533)
Purchases†	—
Sales††	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10/31/2017	$—
The amount of change in net unrealized appreciation (depreciation) on investment in Level 3 securities still held at 10/31/2017.	$(533)

FLEXSHARES ANNUAL REPORT	343

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices[b]	Level 2 — Other Significant Observable Inputs[c]	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund
Investments
Common Stocks
Auto Components	$10,307,365	$17,924	$—	$10,325,289
Capital Markets	14,933,674	1,543	—	14,935,217
Chemicals	22,104,177	10,408	—	22,114,585
Construction & Engineering	8,814,456	10,401	—	8,824,857
Construction Materials	9,205,853	50,448	—	9,256,301
Food & Staples Retailing	5,321,571	96,444	—	5,418,015
Food Products	9,326,078	8,506	—	9,334,584
Health Care Equipment & Supplies	414,612	2,868	—	417,480
Hotels, Restaurants & Leisure	2,799,530	2,203	—	2,801,733
Industrial Conglomerates	10,244,592	805	—	10,245,397
Machinery	5,175,354	10,800	—	5,186,154
Marine	787,125	1,067,259	—	1,854,384
Oil, Gas & Consumable Fuels	32,513,754	1,218	—	32,514,972
Pharmaceuticals	5,193,688	256,787	—	5,450,475
Real Estate Management & Development	33,340,903	8,721	—	33,349,624
Semiconductors & Semiconductor Equipment	22,445,953	594,286	—	23,040,239
Technology Hardware, Storage & Peripherals	36,911,979	30,085	—	36,942,064
Textiles, Apparel & Luxury Goods	12,138,133	166,503	—	12,304,636
Other*	319,854,668	—	—	319,854,668
Convertible Preferred Stocks	848	—	—	848
Corporate Bonds*	—	10,381	—	10,381
Rights	8,127	60,236	—	68,363
Warrants	1,577	7,534	—	9,111
Securities Lending Reinvestments
Repurchase Agreements	—	1,104,432	—	1,104,432
Total Investments	$561,844,017	$3,519,792	$—	$565,363,809

Other Financial Instruments
Assets
Futures Contracts	$114,847	$—	$—	$114,847
Forward Foreign Currency Contracts	—	62,712	—	62,712
Liabilities
Forward Foreign Currency Contracts	—	(50,413)	—	(50,413)
Total Other Financial Instruments	$114,847	$12,299	$—	$127,146

344	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund
Investments
Exchange Traded Funds	$18,799,687	$—	$—	$18,799,687
Total Investments	$18,799,687	$—	$—	$18,799,687

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$159,658	$—	$159,658
Liabilities
Forward Foreign Currency Contracts	—	(19,508)	—	(19,508)
Total Other Financial Instruments	$—	$140,150	$—	$140,150

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund
Investments
Exchange Traded Funds	$41,185,996	$—	$—	$41,185,996
Total Investments	$41,185,996	$—	$—	$41,185,996

Other Financial Instruments
Assets
Forward Foreign Currency Contracts	$—	$213,966	$—	$213,966
Liabilities
Forward Foreign Currency Contracts	—	(117,042)	—	(117,042)
Total Other Financial Instruments	$—	$96,924	$—	$96,924

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares US Quality Large Cap Index Fund
Investments
Common Stocks*	$26,947,860	$—	$—	$26,947,860
Total Investments	$26,947,860	$—	$—	$26,947,860

FLEXSHARES ANNUAL REPORT	345

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares STOXX® US ESG Impact Index Fund
Investments
Common Stocks*	$13,493,841	$—	$—	$13,493,841
Total Investments	$13,493,841	$—	$—	$13,493,841
Other Financial Instruments
Assets
Futures Contracts	$645	$—	$—	$645
Total Other Financial Instruments	$645	$—	$—	$645

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares STOXX® Global ESG Impact Index Fund
Investments
Closed End Funds	$4,477	$—	$—	$4,477
Common Stocks*	31,787,776	—	—	31,787,776
Rights	972	—	—	972
Total Investments	$31,793,225	$—	$—	$31,793,225
Other Financial Instruments
Assets
Futures Contracts	$8,665	$—	$—	$8,665
Total Other Financial Instruments	$8,665	$—	$—	$8,665

346	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Morningstar Global Upstream Natural Resources Index Fund
Investments
Common Stocks
Chemicals	$662,966,596	$1,465,408	$—	$664,432,004
Other*	4,059,918,367	—	—	4,059,918,367
Securities Lending Reinvestments
Certificates of Deposit	—	55,797,119	—	55,797,119
Commercial Paper	—	6,996,051	—	6,996,051
Funding Agreement	—	3,000,000	—	3,000,000
Repurchase Agreements	—	47,152,136	—	47,152,136
Total Investments	$4,722,884,963	$114,410,714	$—	$4,837,295,677
Other Financial Instruments
Assets
Futures Contracts	$1,698,067	$—	$—	$1,698,067
Forward Foreign Currency Contracts	—	579,395	—	579,395
Liabilities
Futures Contracts	(838)	—	—	(838)
Forward Foreign Currency Contracts	—	(620,808)	—	(620,808)
Total Other Financial Instruments	$1,697,229	$(41,413)	$—	$1,655,816

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs[d]	Level 3 — Significant Unobservable Inputs	Total
FlexShares STOXX® Global Broad Infrastructure Index Fund
Investments
Common Stocks
Commercial Services & Supplies	$27,107,951	$168,892	$—	$27,276,843
Other*	843,291,423	—	—	843,291,423
Securities Lending Reinvestments
Certificates of Deposit	—	7,499,524	—	7,499,524
Commercial Paper	—	2,000,193	—	2,000,193
Repurchase Agreements	—	16,651,381	—	16,651,381
Total Investments	$870,399,374	$26,319,990	$—	$896,719,364
Other Financial Instruments
Assets
Futures Contracts	$298,675	$—	$—	$298,675
Forward Foreign Currency Contracts	—	171,499	—	171,499
Liabilities
Forward Foreign Currency Contracts	—	(205,047)	—	(205,047)
Total Other Financial Instruments	$298,675	$(33,548)	$—	$265,127

FLEXSHARES ANNUAL REPORT	347

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Global Quality Real Estate Index Fund
Investments
Common Stocks*	$238,470,975	$—	$—	$238,470,975
Securities Lending Reinvestments
Certificates of Deposit	—	900,000	—	900,000
Repurchase Agreements	—	7,753,463	—	7,753,463
Total Investments	$238,470,975	$8,653,463	$—	$247,124,438
Other Financial Instruments
Assets
Futures Contracts	$240,372	$—	$—	$240,372
Forward Foreign Currency Contracts	—	2,960	—	2,960
Liabilities
Futures Contracts	(628)	—	—	(628)
Forward Foreign Currency Contracts	—	(46)	—	(46)
Total Other Financial Instruments	$239,744	$2,914	$—	$242,658

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Real Assets Allocation Index Fund
Investments
Exchange Traded Funds	$6,318,374	$—	$—	$6,318,374
Total Investments	$6,318,374	$—	$—	$6,318,374

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Quality Dividend Index Fund
Investments
Common Stocks*	$1,791,569,592	$—	$—	$1,791,569,592
Securities Lending Reinvestments
Certificates of Deposit	—	42,493,941	—	42,493,941
Commercial Paper	—	12,496,439	—	12,496,439
Funding Agreements	—	4,000,000	—	4,000,000
Repurchase Agreements	—	12,952,428	—	12,952,428
Total Investments	$1,791,569,592	$71,942,808	$—	$1,863,512,400
Other Financial Instruments
Assets
Futures Contracts	$937,018	$—	$—	$937,018
Total Other Financial Instruments	$937,018	$—	$—	$937,018

348	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Quality Dividend Defensive Index Fund
Investments
Common Stocks*	$310,911,974	$—	$—	$310,911,974
Rights	—	8,844	—	8,844
Securities Lending Reinvestments
Certificates of Deposit	$—	$2,500,056	$—	$2,500,056
Commercial Paper	—	1,500,097	—	1,500,097
Repurchase Agreements	—	12,823,637	—	12,823,637
Total Investments	$310,911,974	$16,832,634	$—	$327,744,608

Other Financial Instruments
Assets
Futures Contracts	$63,039	$—	$—	$63,039
Total Other Financial Instruments	$63,039	$—	$—	$63,039

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Quality Dividend Dynamic Index Fund
Investments
Common Stocks*	$58,042,618	$—	$—	$58,042,618
Securities Lending Reinvestments
Repurchase Agreements	—	3,471,425	—	3,471,425
Total Investments	$58,042,618	$3,471,425	$—	$61,514,043

Other Financial Instruments
Assets
Futures Contracts	$18,026	$—	$—	$18,026
Total Other Financial Instruments	$18,026	$—	$—	$18,026

FLEXSHARES ANNUAL REPORT	349

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares International Quality Dividend Index Fund
Investments
Common Stocks
Marine	$6,714,075	$5,187,510	$—	$11,901,585
Other*	958,173,385	—	—	958,173,385
Securities Lending Reinvestments
Certificates of Deposit	—	1,000,057	—	1,000,057
Commercial Paper	—	500,000	—	500,000
Repurchase Agreements	—	5,306,822	—	5,306,822
Total Investments	$964,887,460	$11,994,389	$—	$976,881,849

Other Financial Instruments
Assets
Futures Contracts	$360,479	$—	$—	$360,479
Forward Foreign Currency Contracts	—	81,523	—	81,523
Liabilities
Futures Contracts	(209)	—	—	(209)
Forward Foreign Currency Contracts	—	(84,744)	—	(84,744)
Total Other Financial Instruments	$360,270	$(3,221)	$—	$357,049

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares International Quality Dividend Defensive Index Fund
Investments
Common Stocks
Marine	$—	$133,554	$—	$133,554
Other*	93,709,629	—	—	93,709,629
Securities Lending Reinvestments
Repurchase Agreements	—	316,357	—	316,357
Total Investments	$93,709,629	$449,911	$—	$94,159,540

Other Financial Instruments
Assets
Futures Contracts	$33,948	$—	$—	$33,948
Forward Foreign Currency Contracts	—	4,523	—	4,523
Liabilities
Forward Foreign Currency Contracts	—	(362)	—	(362)
Total Other Financial Instruments	$33,948	$4,161	$—	$38,109

350	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares International Quality Dividend Dynamic Index Fund
Investments
Common Stocks*	$90,892,424	$—	$—	$90,892,424
Total Investments	$90,892,424	$—	$—	$90,892,424

Other Financial Instruments
Assets
Futures Contracts	$22,563	$—	$—	$22,563
Total Other Financial Instruments	$22,563	$—	$—	$22,563

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund
Investments
U.S. Treasury Obligations	$—	$2,109,272,600	$—	$2,109,272,600
Total Investments	$—	$2,109,272,600	$—	$2,109,272,600

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund
Investments
U.S. Treasury Obligations	$—	$817,596,119	$—	$817,596,119
Total Investments	$—	$817,596,119	$—	$817,596,119

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Disciplined Duration MBS Index Fund
Investments
Mortgage-Backed Securities	$—	$37,636,228	$—	$37,636,228
Total Investments	$—	$37,636,228	$—	$37,636,228

FLEXSHARES ANNUAL REPORT	351

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Credit-Scored US Corporate Bond Index Fund
Investments
Corporate Bonds*	$—	$50,461,551	$—	$50,461,551
Total Investments	$—	$50,461,551	$—	$50,461,551

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Credit-Scored US Long Corporate Bond Index Fund
Investments
Corporate Bonds*	$—	$18,619,767	$—	$18,619,767
Total Investments	$—	$18,619,767	$—	$18,619,767

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Ready Access Variable Income Fund
Investments
Asset-Backed Securities	$—	$7,327,949	$—	$7,327,949
Corporate Bonds*	—	131,705,802	—	131,705,802
Foreign Government Securities	—	2,810,604	—	2,810,604
U.S. Government Agency Securities	—	2,903,538	—	2,903,538
Short-Term Investments	—	13,004,013	—	13,004,013
U.S. Treasury Obligations	—	3,264,136	—	3,264,136
Total Investments	$—	$161,016,042	$—	$161,016,042

352	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
FlexShares Core Select Bond Fund
Investments
Exchange Traded Funds	$3,688,658	$—	$—	$3,688,658
Short-Term Investments	—	64,833	—	64,833
Total Investments	$3,688,658	$64,833	$—	$3,753,491
Other Financial Instruments
Assets
Futures Contracts	$4,579	$—	$—	$4,579
Liabilities
Futures Contracts	(8)	—	—	(8)
Total Other Financial Instruments	$4,571	$—	$—	$4,571

*	See Schedules of Investments for segregation by industry type.

†	Purchases include all purchases of securities and securities received in corporate actions.

††	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

a	During the year ended October 31, 2017, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund changed classification of securities with an aggregated market value of $31,746 or 0.00% of the Fund’s net assets from Level 1 to Level 2 due to securities being valued with other observable inputs.

b	During the year ended October 31, 2017, the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund changed classification of securities with an aggregated market value of $110,446 or 0.02% of the Fund’s net assets from Level 2 to Level 1 due to securities being valued at unadjusted quoted market prices.

c	During the year ended October 31, 2017, the FlexShares Morningstar Emerging Markets Factor Tilt Index Fund changed classification of securities with an aggregated market value of $182,011 or 0.03% of the Fund’s net assets from Level 1 to Level 2 due to securities being valued with other observable inputs.

d

During the year ended October 31, 2017, the FlexShares STOXX® Global Broad Infrastructure Index Fund changed classification of security with a market value of $168,892 or 0.02% of the Fund’s net assets from Level 1 to Level 2 due to security being valued with other observable inputs.

1	The significant unobservable input that can be used in the fair value measurement is Estimated Recovery Value. Significant increases (decreases) in estimated recovery value would result in a significantly higher (lower) fair value measurement.

2	The significant unobservable inputs that can be used in the fair value measurement are; Discount Rate and Projected Cash Flows. Significant increases (decreases) in Discount Rates in isolation would result in a significantly lower (higher) fair value measurement while an increase (decrease) in Projected Cash Flow in isolation would result in a significantly higher (lower) fair value measurement.

Foreign Securities

The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (through its investment in its Underlying Fund), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund), FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index

Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund invest in publicly-traded equity securities of issuers in countries other than the United States of America (“U.S.”). Such investments include direct investments in non-U.S. dollar denominated securities traded outside the U.S. The Funds’ investments also may be in the form of ADRs and

FLEXSHARES ANNUAL REPORT	353

Notes to the Financial Statements (cont.)

Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) based on securities in their Underlying Indexes. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in foreign securities markets.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which market quotations are not readily available. Generally, all Depositary Receipts must be sponsored.

The FlexShares Credit-Scored US Corporate Bond Index Fund and FlexShares Credit-Scored US Long Corporate Bond Index Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations to the extent such bonds are included in each Fund’s underlying index. The FlexShares Core Select Bond Fund may invest in U.S. dollar denominated bonds of non-U.S. corporations, either directly or indirectly through Underlying Funds, to achieve its investment objective.

The FlexShares Ready Access Variable Income Fund may invest, without limitation, in fixed-income securities and instruments of foreign issuers in developed and emerging markets, including debt securities of foreign governments.

Investing in foreign securities, including Depositary Receipts, may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose taxes and limits on investment and repatriation. Any of these events could cause the value of a Fund’s foreign investment to decline.

The FlexShares Morningstar Emerging Markets Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (through its investment in its Underlying Fund) will invest primarily in emerging market countries. In addition, the FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund (through its investment in its Underlying Funds), FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund may invest its assets in emerging market countries. The FlexShares Ready Access Variable Income Fund may invest up to 20% of its total assets in fixed-income securities and instruments of issuers in emerging markets. The markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed foreign markets. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market.

Inflation-Indexed Securities

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund invest primarily in U.S. Treasury Inflation-Protected Securities (“TIPS”). The FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund may invest in inflation-indexed securities.

TIPS issued by the U.S. Treasury have varying maturities and pay interest on a semiannual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of TIPS will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation.

354	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Any increase in the principal amount of TIPS will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the TIPS’ inflation measure.

The periodic adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Mortgage-Backed Pass-Through Securities

The FlexShares Disciplined Duration MBS Index Fund invests primarily in U.S. agency mortgage-backed pass-through securities (“MBS”), a category of pass-through securities backed by pools of mortgages and issued by one of the following U.S. government agencies: the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) or the Government National Mortgage Association (GNMA or Ginnie Mae) (each a “US Agency”). Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities of its Underlying Index and in “to-be announced transactions” (“TBA transactions”) that represent securities in its Underlying Index. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, coupon rate, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement.

Pending settlement of such TBA contracts, the FlexShares Disciplined Duration MBS Index Fund will invest in liquid, short-term instruments. The FlexShares Core Select Bond Fund may also invest either directly or through its Underlying Funds in MBS, including TBA transactions.

Mortgage Dollar Rolls

The FlexShares Disciplined Duration MBS Index Fund and the FlexShares Core Select Bond Fund (directly or through its Underlying Funds) may enter into mortgage dollar roll transactions. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments.

For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.

Repurchase Agreements

To the extent consistent with its investment policies, each Fund may enter into repurchase agreements under which it purchases securities (collateral) for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying

FLEXSHARES ANNUAL REPORT	355

Notes to the Financial Statements (cont.)

collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for JP Morgan Chase, the Fund’s custodian, and is not reflected in the assets of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The Fund is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

The Northern Trust Company, the parent of NTI, currently is a party to various Master Repurchase Agreements with a number of different counterparties, and acts as agent on behalf of various disclosed principals, including the Funds and various other accounts managed by NTI, in entering into repurchase agreements under the Master Repurchase Agreements. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Funds and does not collect any additional fees from the Funds for such services. As of October 31, 2017, the FlexShares Ready Access Variable Income Fund had entered into repurchase agreements, as reflected in its Schedule of Investments under the caption “Repurchase Agreements.”

As of the year ended October 31, 2017 the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, and the FlexShares International Quality Dividend Defensive Index Fund invested cash collateral for loans of portfolio securities in repurchase agreements, as reflected in the respective Schedule of Investments under the caption “Securities Lending Reinvestments.”

Securities Lending

Each Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund is required to receive minimum initial collateral value as follows:

Type of Loan	Minimum Initial Collateral Requirement
U.S. dollar denominated securities secured by U.S. dollar denominated government securities or cash collateral	102%
U.S. dollar denominated securities secured by non-U.S. dollar denominated government securities or cash collateral	105%
Non-U.S. dollar denominated securities secured by government securities or cash collateral in the same denomination as the lent securities	102%
Non-U.S. dollar denominated securities secured by government securities or cash collateral in the different denomination from the lent securities	105%
U.S. dollar and Non-U.S. dollar denominated securities secured by equity securities collateral	105%

The collateral is maintained thereafter, at a value equal to at least 100% of the value of the securities loaned. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower.

Securities lending may represent no more than one-third of the value of a Fund’s total assets (including the loan collateral). JPMorgan Chase Bank, N.A. (the “Securities Lending Agent”) serves as the securities lending agent for the securities lending program of a Fund.

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or foreign governments or its agencies (or any combination thereof). Any cash collateral received by the Fund in connection with these loans may be invested in a variety of short-term investments,

356	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

either directly or indirectly through money market portfolios. The market value of securities on loan, and the value of investments made with cash collateral received are disclosed in the Schedule of Investments. Securities lending income includes income from the securities lending program recorded when earned from the Securities Lending Agent and any fees charged to borrowers less expenses associated with the loan. The net amount is reflected in the Statement of Operations under “Securities lending income (net of fees).”

When a Fund lends its securities, it will continue to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. A Fund does not have the right to vote securities on loan, but can terminate the loan and regain the right to vote if a material event affecting the securities occurred. A borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. Each Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower.

In accordance with guidance presented in FASB Accounting Standard Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2017, which were comprised of cash, were as follow:

Fund
FlexShares Morningstar US Market Factor Tilt Index Fund	$104,184,770
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	12,584,519
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	1,104,432
FlexShares Morningstar Global Upstream Natural Resources Index Fund	112,937,857

Fund
FlexShares STOXX® Global Broad Infrastructure Index Fund	$26,150,148
FlexShares Global Quality Real Estate Index Fund	8,653,463
FlexShares Quality Dividend Index Fund	71,930,953
FlexShares Quality Dividend Defensive Index Fund	16,823,637
FlexShares Quality Dividend Dynamic Index Fund	3,471,425
FlexShares International Quality Dividend Index Fund	6,806,822
FlexShares International Quality Dividend Defensive Index Fund	316,357

At October 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

Derivative Contracts

Futures Contracts

All of the Index Funds may invest in futures contracts to help track the price and yield performance of their underlying indexes. At the time a Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequent payments to be made or received by the Funds equal to the change in contract value are recorded as variation margin payable or receivable and offset in unrealized gains or losses. Futures are marked to market each day with the change in value reflected in the unrealized gains or losses. A Fund recognizes a realized gain or loss when a contract is closed or expires. The Statements of Operations reflect unrealized gains or losses on open futures contracts, as “Net change in unrealized appreciation (depreciation) on futures contracts”, and any realized gains (losses) on closed futures contracts as “Net realized gain (loss) on futures contracts”.

The FlexShares Core Select Bond Fund may take long or short positions in futures to manage the Fund’s exposure to interest rate risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of bonds by entering into short positions in U.S. Treasury futures or transactions in interest rate swaps. The Fund’s short positions in U.S. Treasury futures and interest rate swaps are not

FLEXSHARES ANNUAL REPORT	357

Notes to the Financial Statements (cont.)

intended to mitigate credit spread risk or other factors influencing the price of bonds, which may have a greater impact than interest rates. In addition, when interest rates fall, long-only bond investments will perform better than the Fund’s investments.

As of October 31, 2017, the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Core Select Bond Fund had open futures contracts.

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts; the possible inability to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of NTI to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protection as U.S. exchanges.

Foreign Currency Translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the prevailing market rates on the date of valuation as quoted by one or more banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). Any use of a rate different from the rates used by an Index Fund’s index provider may affect a Fund’s ability to track its Underlying Index. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received, and the portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in “Net realized gain (loss) on investment in securities” on the Statements of Operations. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies” on the Statements of Operations.

Forward Foreign Currency Exchange Contracts

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund expect to use forward foreign currency contracts to hedge the currency exposure resulting from investments in foreign securities, to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. The FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index

358	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ready Access Variable Income Fund may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders. The Index Funds, however, do not expect to engage in currency transactions for speculative purposes (e.g., for potential income or capital gain). The FlexShares Ready Access Variable Income Fund also may engage in forward foreign currency transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund, however, does not expect to engage in currency transactions for speculative purposes. All forward foreign currency exchange contracts held are “marked-to-market” daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded. The Funds record realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The difference between the future foreign currency exchange rates at the date of entry into the contract and the rates at the reporting date are included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” in the Statement of Operations. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

There are several risks associated with these contracts. One risk is the potential inability of counterparties to meet the terms of their contracts, and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect (i) realized gains or losses, if any, in “Net realized gain (loss) from settlement of forward foreign currency contracts” and (ii) unrealized gains or losses in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts”. Forward foreign currency exchange contracts are privately negotiated transactions and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward foreign currency exchange contracts are not required to continue to make markets in the currencies they trade, and these markets can experience periods of illiquidity.

As of October 31, 2017, the FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares International Quality Dividend Index Fund, and the FlexShares International Quality Dividend Defensive Index Fund had open forward foreign currency contracts.

Offsetting of Financial Assets and Derivative Assets

The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement or similar agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between the Fund and the applicable counterparty. In the event of a default, the agreement provides the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. The Funds’ right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject.

For financial reporting purposes, the Trust can offset financial assets and financial liabilities of the FlexShares

FLEXSHARES ANNUAL REPORT	359

Notes to the Financial Statements (cont.)

Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund,

FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares Ready Access Variable Income Fund that are subject to master netting arrangements or similar agreements in the Statements of Assets and Liabilities. The following table presents the gross and net amounts of these assets and liabilities:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — BNP Paribas SA	$—	$—	$—	$—
	Foreign Currency Contracts — Citibank NA	27	(27)	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	—	—	—	—
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Foreign Currency Contracts — Societe Generale	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	19,841	(19,841)	—	—
	Total	$19,868	$(19,868)	$—	$—
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$51,399	$(739)	$—	$50,660
	Foreign Currency Contracts — BNP Paribas SA	5,292	(5,292)	—	—
	Foreign Currency Contracts — Citibank NA	—	—	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	2,299	(720)	—	1,579
	Foreign Currency Contracts — Morgan Stanley	3,722	(3,722)	—	—
	Foreign Currency Contracts — Toronto- Dominion Bank (The)			—	—
	Total	$62,712	$(10,473)	$—	$52,239
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$2,170	$—		$2,170
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	157,488	(19,508)	—	137,980
	Total	$159,658	$(19,508)	$—	$140,150
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$111,450	$—	$—	$111,450
	Foreign Currency Contracts — BNP Paribas SA	76,757	—	—	76,757
	Foreign Currency Contracts — Goldman Sachs & Co.	22,735	(22,735)	—	—
	Foreign Currency Contracts — Morgan Stanley	1,461	—	—	1,461
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	1,563	(1,563)	—	—
	Total	$213,966	$(24,298)	$—	$189,668

360	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Assets presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Foreign Currency Contracts — Bank of Montreal	$—	$—	$—	$—
	Foreign Currency Contracts — Bank of New York	15,233	—	—	15,233
	Foreign Currency Contracts — BNP Paribas SA	42,551	(42,551)	—	—
	Foreign Currency Contracts — Citibank NA	158,300	(120,689)	—	37,611
	Foreign Currency Contracts — Goldman Sachs & Co.	—	—	—	—
	Foreign Currency Contracts — Morgan Stanley	14,961	(14,961)	—	—
	Foreign Currency Contracts — Societe Generale	40,247	—	—	40,247
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	308,103	(27,886)	—	280,217
	Total	$579,395	$(206,087)	$—	$373,308
FlexShares® STOXX® Global Broad Infrastructure Index Fund	Foreign Currency Contracts — BNP Paribas SA	$—	$—	$—	$—
	Foreign Currency Contracts — Citibank NA	—	—	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	—	—	—	—
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	171,499	(17,634)	—	153,865
	Total	$171,499	$(17,634)	$—	$153,865
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — BNP Paribas SA	$2,960	$—	$—	$2,960
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Total	$2,960	$—	$—	$2,960
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — BNP Paribas SA	$12,305	$(12,305)	$—	$—
	Foreign Currency Contracts — Citibank NA			—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	—	—	—	—
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Foreign Currency Contracts — Societe Generale		—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	69,218	(3,532)	—	65,686
	Total	$81,523	$(15,837)	$—	$65,686
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — BNP Paribas SA	$4,523	$—	$—	$4,523
	Foreign Currency Contracts — Goldman Sachs & Co	—	—	—	—
	Total	$4,523	$—	$—	$4,523
FlexShares Ready Access Variable Income Fund	Repurchase Agreements — SG Americas Securities LLC	$5,000,000	$(5,000,000)	$—	$—
	Total	$5,000,000	$(5,000,000)	$—	$—

FLEXSHARES ANNUAL REPORT	361

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	Foreign Currency Contracts — BNP Paribas SA	$(55,452)	$—	$—	$(55,452)
	Foreign Currency Contracts — Citibank NA	(65,463)	27	—	(65,436)
	Foreign Currency Contracts — Goldman Sachs & Co.	(9,447)	—		(9,447)
	Foreign Currency Contracts — Morgan Stanley	(17,331)	—	—	(17,331)
	Foreign Currency Contracts — Societe Generale	(1,879)	—	—	(1,879)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(51,488)	19,841	—	(31,647)
	Total	$(201,060)	$19,868	$—	$(181,192)
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$(739)	$739	$—	$—
	Foreign Currency Contracts — BNP Paribas SA	(7,868)	5,292	—	(2,576)
	Foreign Currency Contracts — Citibank NA.	(31,877)	—	—	(31,877)
	Foreign Currency Contracts — Goldman Sachs & CO.	(720)	720	—	—
	Foreign Currency Contracts — Morgan Stanley	(7,881)	3,722	—	(4,159)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(1,328)	—	—	(1,328)
	Total	$(50,413)	$10,473	$—	$(39,940)
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$—	$—	$—	$—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(19,508)	19,508	—	—
	Total	$(19,508)	$19,508	$—	$—
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	Foreign Currency Contracts — Bank of Montreal	$—	$—	$—	$—
	Foreign Currency Contracts — BNP Paribas SA	—	—	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	(94,749)	22,735	—	(72,014)
	Foreign Currency Contracts — Morgan Stanley	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(22,293)	1,563	—	(20,730)
	Total	$(117,042)	$24,298	$—	$(92,744)
FlexShares Morningstar Global Upstream Natural Resources Index Fund	Foreign Currency Contracts — Bank of Montreal	$(131)	$—	$—	$(131)
	Foreign Currency Contracts — Bank of New York	—	—	—	—
	Foreign Currency Contracts — BNP Paribas SA	(366,538)	42,551	—	(323,987)
	Foreign Currency Contracts — Citibank NA	(120,689)	120,689	—	—
	Foreign Currency Contracts — Goldman Sachs & Co.	(72,493)	—	—	(72,493)
	Foreign Currency Contracts — Morgan Stanley	(33,071)	14,961	—	(18,110)
	Foreign Currency Contracts — Societe General	—	—	—	—
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(27,886)	27,886	—	—
	Total	$(620,808)	$206,087	$—	$(414,721)

362	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Gross Amounts of Liabilities presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
FlexShares® STOXX® Global Broad Infrastructure Index Fund	Foreign Currency Contracts — BNP Paribas SA	$(130,566)	$—	$—	$(130,566)
	Foreign Currency Contracts — Citibank NA	(29,372)		—	(29,372)
	Foreign Currency Contracts — Goldman Sachs & Co.	(17,665)	—	—	(17,665)
	Foreign Currency Contracts — Morgan Stanley	(9,810)	—	—	(9,810)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(17,634)	17,634	—	—
	Total	$(205,047)	$17,634	$—	$(187,413)
FlexShares Global Quality Real Estate Index Fund	Foreign Currency Contracts — BNP Paribas SA	$—	$—	$—	$—
	Foreign Currency Contracts — Morgan Stanley	(46)	—	—	(46)
	Total	$(46)	$—	$—	$(46)
FlexShares International Quality Dividend Index Fund	Foreign Currency Contracts — BNP Paribas SA	$(45,427)	$12,305	$—	$(33,122)
	Foreign Currency Contracts — Citibank NA	(18,504)	—	—	(18,504)
	Foreign Currency Contracts — Goldman Sachs & Co.	(2,213)	—	—	(2,213)
	Foreign Currency Contracts — Morgan Stanley	(6,653)	—	—	(6,653)
	Foreign Currency Contracts — Societe Generale	(8,415)	—	—	(8,415)
	Foreign Currency Contracts — Toronto-Dominion Bank (The)	(3,532)	3,532	—	—
	Total	$(84,744)	$15,837	$—	$(68,907)
FlexShares International Quality Dividend Defensive Index Fund	Foreign Currency Contracts — BNP paribas SA	$—	$—	$—	$—
	Foreign Currency Contracts — Goldman sachs & Co.	(362)	—	—	(362)
	Total	$(362)	$—	$—	$(362)

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of October 31, 2017

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar US Market Factor Tilt Index Fund	$394,033
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	754,246
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	(419)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	19,868

FLEXSHARES ANNUAL REPORT	363

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$(201,060)
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	114,847
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	62,712
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	(50,413)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	159,658
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	(19,508)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	213,966
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	(117,042)
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® US ESG Impact Index Fund	645
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® Global ESG Impact Index Fund	8,665
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,698,067
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(838)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	579,395
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(620,808)
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares STOXX® Global Broad Infrastructure Index Fund	298,675
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	171,499
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	(205,047)
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	240,372
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Global Quality Real Estate Index Fund	(628)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	2,960

364	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Statements of Assets and Liabilities Location	Fund	Value
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	$(46)
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Quality Dividend Index Fund	937,018
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Quality Dividend Defensive Index Fund	63,039
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Quality Dividend Dynamic Index Fund	18,026
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	360,479
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares International Quality Dividend Index Fund	(209)
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	81,523
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(84,744)
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Defensive Index Fund	33,948
Foreign Currency Contracts	Assets — Unrealized appreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	4,523
Foreign Currency Contracts	Liabilities — Unrealized depreciation on forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	(362)
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares International Quality Dividend Dynamic Index Fund	22,563
Equity Index Futures Contracts	Assets — Unrealized appreciation on futures contracts*	FlexShares Core Select Bond Fund	4,579
Equity Index Futures Contracts	Liabilities — Unrealized depreciation on futures contracts*	FlexShares Core Select Bond Fund	(8)

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Current day’s variation margin is reported within the Statement of Assets and Liabilities for futures contracts.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended October 31, 2017

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar US Market Factor Tilt Index Fund	$2,341,254	$633,750

FLEXSHARES ANNUAL REPORT	365

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$929,413	$598,570
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	361,295	(228,883)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	1,180,297	125,816
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	26,659	16,544
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	(1,399,417)	133,842
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	(308)	—
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	(1,447,209)	186,367
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares US Quality Large Cap Index Fund	2,652	—

366	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® US ESG Impact Index Fund	$1,285	$645
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global ESG Impact Index Fund	12,386	8,634
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	2,150,684	1,550,560
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Morningstar Global Upstream Natural Resources Index Fund	(354,246)	31,529
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	1,036,178	270,006
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares STOXX® Global Broad Infrastructure Index Fund	197,434	(29,750)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Global Quality Real Estate Index Fund	358,422	242,851
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares Global Quality Real Estate Index Fund	33,739	(8,021)

FLEXSHARES ANNUAL REPORT	367

Notes to the Financial Statements (cont.)

Derivatives by risk type	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Index Fund	$2,148,683	$964,404
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Defensive Index Fund	509,619	81,362
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Quality Dividend Dynamic Index Fund	135,347	19,261
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Index Fund	1,049,206	273,365
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Index Fund	(68,491)	9,893
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Defensive Index Fund	204,346	62,606
Foreign Currency Contracts	Net realized gain (loss) on Foreign currency transactions, Net change in unrealized appreciation (depreciation) on Forward foreign currency contracts	FlexShares International Quality Dividend Defensive Index Fund	(5,576)	(11,415)
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares International Quality Dividend Dynamic Index Fund	128,537	27,321
Equity Index Futures Contracts	Net realized gain (loss) on Futures contracts, Net change in unrealized appreciation (depreciation) on Futures contracts	FlexShares Core Select Bond Fund	(7,126)	4,571

368	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

At October 31, 2017, the volume of derivative activities, which represents activities throughout the period, was as follows:

	Foreign Exchange Contracts		Equity Contracts
Fund	Number of Trades	Average Notional Amount	Number of Trades Long	Average Notional Balance Long	Number of Trades Short	Average Notional Balance Short
FlexShares Morningstar US Market Factor Tilt Index Fund	—	$—	286	$404,751	3	$2,077,446
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	116	492,423	261	289,153	—	—
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	124	265,403	120	359,341	—	—
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	948	806,869	—	—	—	—
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	1,187	1,425,206	1	211,380	—	—
FlexShares US Quality Large Cap Index Fund	—	—	4	122,425	—	—
FlexShares STOXX® US ESG Impact Index Fund	—	—	4	123,638	—	—
FlexShares STOXX® Global ESG Impact Index Fund	—	—	13	95,937	—	—
FlexShares Morningstar Global Upstream Natural Resources Index Fund	257	2,167,215	611	915,816	—	—
FlexShares STOXX® Global Broad Infrastructure Index Fund	111	395,465	273	287,861	—	—
FlexShares Global Quality Real Estate Index Fund	40	209,055	149	164,062	—	—
FlexShares Quality Dividend Index Fund	—	—	142	1,120,524	—	—
FlexShares Quality Dividend Defensive Index Fund	—	—	95	347,355	—	—
FlexShares Quality Dividend Dynamic Index Fund	—	—	45	153,699	—	—
FlexShares International Quality Dividend Index Fund	208	358,183	410	208,665	—	—
FlexShares International Quality Dividend Defensive Index Fund	57	92,315	88	127,759	—	—
FlexShares International Quality Dividend Dynamic Index Fund	—	—	73	104,100	—	—
FlexShares Core Select Bond Fund	—	—	1	646,089	18	128,272

FLEXSHARES ANNUAL REPORT	369

Notes to the Financial Statements (cont.)

Taxes and Distributions

Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal and state income taxes is required in the financial statements.

As of October 31, 2017, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and on-going analysis of tax law, regulation, and interpretations thereof.

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly
FlexShares Morningstar US Market Factor Tilt Index Fund			x
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund			x
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund			x

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund			x
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund			x
FlexShares US Quality Large Cap Index Fund			x
FlexShares STOXX® US ESG Impact Index Fund			x
FlexShares STOXX® Global ESG Impact Index Fund			x
FlexShares Morningstar Global Upstream Natural Resources Index Fund			x
FlexShares STOXX® Global Broad Infrastructure Index Fund			x
FlexShares Global Quality Real Estate Index Fund			x
FlexShares Real Assets Allocation Index Fund			x
FlexShares Quality Dividend Index Fund			x
FlexShares Quality Dividend Defensive Index Fund			x
FlexShares Quality Dividend Dynamic Index Fund			x
FlexShares International Quality Dividend Index Fund			x

370	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Dividends from Net Investment Income
Fund	Declared And Paid Annually	Declared And Paid Monthly	Declared And Paid Quarterly
FlexShares International Quality Dividend Defensive Index Fund			x
FlexShares International Quality Dividend Dynamic Index Fund			x
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund		x
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund		x
FlexShares Disciplined Duration MBS Index Fund		x
FlexShares Credit-Scored Scored US Corporate Bond Index Fund		x
FlexShares Credit-Scored US Long Corporate Bond Index Fund		x
FlexShares Ready Access Variable Income Fund		x
FlexShares Core Select Bond Fund		x

Distribution of net realized securities gains, if any, generally are distributed at least annually. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Tracking error is a measurement of how much the return on a portfolio deviates from the return on its benchmark index.

Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Funds’ tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

Temporary differences are generally due to different book and tax treatments for the timing of the recognition of gains and losses on certain investment transaction.

FLEXSHARES ANNUAL REPORT	371

Notes to the Financial Statements (cont.)

Permanent differences are primarily due to gain (loss) on in-kind redemptions, paydown loss reclass, foreign currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, and non-taxable special dividends, as of October 31, 2017 (the Funds’ tax year end), among the Funds’ components of net assets:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in Capital
FlexShares Morningstar US Market Factor Tilt Index Fund	$(113,432)	$(4,556,596)	$4,670,028
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	318,572	(318,572)	—
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	521,734	(521,734)	—
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	125,395	(1,371,107)	1,245,712
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	9,758	(3,488,782)	3,479,024
FlexShares US Quality Large Cap Index Fund	(961)	(660,728)	661,689
FlexShares STOXX® US ESG Impact Index Fund	—	—	—
FlexShares STOXX® Global ESG Impact Index Fund	12,532	(12,532)	—
FlexShares Morningstar Global Upstream Natural Resources Index Fund	(9,466,158)	(27,553,440)	37,019,598
FlexShares STOXX® Global Broad Infrastructure Index Fund	278,175	(20,981,188)	20,703,013
FlexShares Global Quality Real Estate Index Fund	902,576	(902,576)	—
FlexShares Real Assets Allocation Index Fund	717	(717)	—
FlexShares Quality Dividend Index Fund	(455,487)	(41,824,387)	42,279,874
FlexShares Quality Dividend Defensive Index Fund	(6,143)	(4,306,850)	4,312,993
FlexShares Quality Dividend Dynamic Index Fund	(26,856)	(2,833,179)	2,860,035
FlexShares International Quality Dividend Index Fund	(236,795)	236,795	—
FlexShares International Quality Dividend Defensive Index Fund	352,423	(637,988)	285,565
FlexShares International Quality Dividend Dynamic Index Fund	(54,823)	54,823	—
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	(59,301)	(117,356)	176,657
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	—	(104,142)	104,142
FlexShares Disciplined Duration MBS Index Fund	581,545	(581,545)	—
FlexShares Credit-Scored US Corporate Bond Index Fund	(1)	1	—
FlexShares Credit-Scored US Long Corporate Bond Index Fund	—	—	—
FlexShares Ready Access Variable Income Fund	22	(17,930)	17,908
FlexShares Core Select Bond Fund	8,453	(9,433)	980

372	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

As of October 31, 2017, the tax character of distributions paid for the tax year ended October 31, 2017, and October 31, 2016, were as follows:

	Year Ended October 31, 2017				Year Ended October 31, 2016
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares Morningstar US Market Factor Tilt Index Fund	$17,203,496	$—	$—	$17,203,496	$23,680,309	$—	$—	$23,680,309
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	20,692,030	—	—	20,692,030	26,820,980	—	—	26,820,980
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	10,564,341	—	—	10,564,341	8,605,953	—	—	8,605,953
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	386,878	—	—	386,878	108,151	—	15,681	123,832
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	889,287	—	—	889,287	526,177	—	—	526,177
FlexShares US Quality Large Cap Index Fund	281,734	—	—	281,734	66,564	—	—	66,564
FlexShares STOXX® US ESG Impact Index Fund	147,860	—	—	147,860	16,261	—	—	16,261
FlexShares STOXX® Global ESG Impact Index Fund	177,721	—	—	177,721	23,258	—	—	23,258
FlexShares Morningstar Global Upstream Natural Resources Index Fund	91,591,308	—	—	91,591,308	106,484,737	—	—	106,484,737
FlexShares STOXX® Global Broad Infrastructure Index Fund	25,424,557	—	—	25,424,557	15,592,983	—	—	15,592,983
FlexShares Global Quality Real Estate Index Fund	5,694,447	—	—	5,694,447	5,281,042	—	—	5,281,042

FLEXSHARES ANNUAL REPORT	373

Notes to the Financial Statements (cont.)

	Year Ended October 31, 2017				Year Ended October 31, 2016
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax Return of Capital	Total Distributions
FlexShares Real Assets Allocation Index Fund	71,705	—	—	71,705	50,647	—	—	50,647
FlexShares Quality Dividend Index Fund	49,628,114	—	—	49,628,114	36,033,305	—	—	36,033,305
FlexShares Quality Dividend Defensive Index Fund	8,458,570	—	—	8,458,570	6,358,981	—	—	6,358,981
FlexShares Quality Dividend Dynamic Index Fund	1,825,259	—	—	1,825,259	2,065,822	—	—	2,065,822
FlexShares International Quality Dividend Index Fund	28,328,453	—	—	28,328,453	15,734,887	—	—	15,734,887
FlexShares International Quality Dividend Defensive Index Fund	3,119,837	—	—	3,119,837	2,582,926	—	—	2,582,926
FlexShares International Quality Dividend Dynamic Index Fund	2,117,337	—	—	2,117,337	959,493	—	81,967	1,041,460
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	26,104,812	—	—	26,104,812	11,547,752	—	1,766,610	13,314,362
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	12,089,212	—	—	12,089,212	6,381,170	—	419,775	6,800,945
FlexShares Disciplined Duration MBS Index Fund	1,159,790	—	—	1,159,790	1,091,693	—	—	1,091,693
FlexShares Credit-Scored US Corporate Bond Index Fund	1,090,884	38,349	—	1,129,233	575,443	—	—	575,443
FlexShares Credit-Scored US Long Corporate Bond Index Fund	688,534	2,918	—	691,452	360,107	—	—	360,107
FlexShares Ready Access Variable Income Fund	1,720,304	—	—	1,720,304	881,399	—	—	881,399
FlexShares Core Select Bond Fund*	72,451	—	—	72,451	—	—	—	—

*	The FlexShares Core Select Bond Fund commenced investment operations on November 18, 2016.

374	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

As of October 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Year Ended October 31, 2017
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses and Other Losses	Unrealized Appreciated/ (Depreciated)
FlexShares Morningstar US Market Factor Tilt Index Fund	$1,952,628	$—	$(19,769,141)	$366,246,608
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	8,969,881	—	(45,485,785)	141,247,432
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	2,159,780	—	(23,627,921)	93,209,229
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	124,187	—	(1,047,387)	2,513,682
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	7,681	—	(2,576,815)	9,188,508
FlexShares US Quality Large Cap Index Fund	36,064	—	(268,439)	2,464,974
FlexShares STOXX® US ESG Impact Index Fund	25,960	—	(16,164)	1,513,855
FlexShares STOXX® Global ESG Impact Index Fund	43,331	—	(37,511)	2,192,411
FlexShares Morningstar Global Upstream Natural Resources Index Fund	921,895	—	(517,103,534)	339,767,329
FlexShares STOXX® Global Broad Infrastructure Index Fund	3,345,216	—	(27,294,055)	84,745,253
FlexShares Global Quality Real Estate Index Fund	1,249,920	—	(1,936,037)	26,235,609
FlexShares Real Assets Allocation Index Fund	873	—	—	291,176
FlexShares Quality Dividend Index Fund	5,178,572	—	(8,486,114)	299,900,962
FlexShares Quality Dividend Defensive Index Fund	979,163	—	(1,770,929)	49,908,872
FlexShares Quality Dividend Dynamic Index Fund	220,357	—	(1,390,356)	8,199,026
FlexShares International Quality Dividend Index Fund	5,180,743	—	(44,715,270)	78,508,667
FlexShares International Quality Dividend Defensive Index Fund	977,146	—	(13,502,219)	6,629,076
FlexShares International Quality Dividend Dynamic Index Fund	277,672	—	(6,487,841)	7,028,621
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	3,734,274	—	(41,236,862)	(3,120,065)
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	1,882,167	—	(8,107,426)	(1,190,425)
FlexShares Disciplined Duration MBS Index Fund	105,130	—	(1,430,269)	(413,620)
FlexShares Credit-Scored US Corporate Bond Index Fund	108,616	—	(23,182)	241,851
FlexShares Credit-Scored US Long Corporate Bond Index Fund	61,335	—	(38,559)	514,942
FlexShares Ready Access Variable Income Fund	197,903	—	(2,264)	296,657
FlexShares Core Select Bond Fund	—	—	(6,151)	10,998

FLEXSHARES ANNUAL REPORT	375

Notes to the Financial Statements (cont.)

Capital loss carry forwards will retain their character as either short-term or long-term capital losses and may be carried forward indefinitely to offset future gains.

For the tax year ended October 31, 2017, the following Funds had available post-enactment capital loss carryforwards to offset future net capital gains to the extent provided by regulations:

Fund	Short-Term	Long-Term	Total
FlexShares Morningstar US Markets Factor Tilt Index Fund	$19,769,141	$—	$19,769,141
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	7,141,622	38,344,163	45,485,785
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	—	23,627,921	23,627,921
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	399,432	647,955	1,047,387
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	1,272,247	1,304,568	2,576,815
FlexShares US Quality Large Cap Index Fund	237,100	31,339	268,439
FlexShares STOXX® US ESG Index Fund	—	16,164	16,164

Fund	Short-Term	Long-Term	Total
FlexShares STOXX® Global ESG Index Fund	$17,781	$19,730	$37,511
FlexShares Morningstar Global Upstream Natural Resources Index Fund	123,678,202	393,425,332	517,103,534
FlexShares STOXX® Global Broad Infrastructure Index Fund	10,565,615	16,728,440	27,294,055
FlexShares Global Quality Real Estate Index Fund	1,936,037	—	1,936,037
FlexShares Real Assets Allocation Index Fund	—	—	—
FlexShares Quality Dividend Index Fund	8,486,114	—	8,486,114
FlexShares Quality Dividend Defensive Index Fund	1,770,929	—	1,770,929
FlexShares Quality Dividend Dynamic Index Fund	1,390,356	—	1,390,356
FlexShares International Quality Dividend Index Fund	22,008,901	22,706,369	44,715,270

376	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Short-Term	Long-Term	Total
FlexShares International Quality Dividend Defensive Index Fund	$8,471,288	$5,030,931	$13,502,219
FlexShares International Quality Dividend Dynamic Index Fund	3,368,410	3,119,431	6,487,841
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	38,388,121	2,848,741	41,236,862
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	8,107,426	—	8,107,426
FlexShares Disciplined Duration MBS Ready Index Fund	886,379	543,890	1,430,269
FlexShares Credit-Scored US Corporate Bond Index Fund	23,182	—	23,182
FlexShares Credit-Scored US Long Corporate Bond Index Fund	38,559	—	38,559
FlexShares Ready Access Variable Income Fund	2,264	—	2,264
FlexShares Core Select Bond Fund	5,646	505	6,151

During the year ended October 31, 2017, the following Funds utilized capital loss carryforwards to offset net capital gains:

Fund	Capital Loss Utilized
FlexShares Morningstar US Markets Factor Tilt Index Fund	$273,795
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	4,069,679

Fund	Capital Loss Utilized
FlexShares STOXX® US ESG Index Fund	$12,496
FlexShares STOXX® Global ESG Index Fund	15,785
FlexShares Quality Dividend Index Fund	3,641,636
FlexShares Quality Dividend Defensive Index Fund	933,243
FlexShares Quality Dividend Dynamic Index Fund	2,536,382
FlexShares International Quality Dividend Index Fund	20,729,064
FlexShares International Quality Dividend Defensive Index Fund	727,768
FlexShares International Quality Dividend Dynamic Index Fund	1,500,086
FlexShares Ready Access Variable Income Fund	18,165

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, and the FlexShares Ready Access Variable Income Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If, at the close of the taxable year, more than 50% in value of a Fund’s assets consists of stock or securities in foreign corporations the Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow all shareholders to either (1) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) take that amount as an itemized deduction. If a Fund is not eligible to make this election or is eligible but does not make the election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

FLEXSHARES ANNUAL REPORT	377

Notes to the Financial Statements (cont.)

3. Investment Transactions and Related Income and Expense

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.

Interest income is recognized on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the yield to maturity method. Dividend income is recorded on the ex-dividend date, or as soon as information is available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Each Fund except the FlexShares iBoxx 3-Year Target Duration TIPs Index Fund, FlexShares iBoxx 5-Year Target Duration TIPs Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund and the FlexShares Credit-Scored US Long Corporate Bond Index Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods concluded.

All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which a Fund invests. These foreign taxes, if any, are paid by the Funds and disclosed in the Statements of Operations. Foreign taxes payable, if any, are reflected in the Funds’ Statements of Assets and Liabilities.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

4. Investment Advisory Fees

NTI serves as the Investment Adviser of the Funds pursuant to the Investment Advisory Agreement. The Investment Adviser is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities, subject to the general supervision of the Trust’s Board.

As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee, computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

From the unitary management fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services (“Covered Expenses”). Covered Expenses do not include the following fees under the Investment Advisory Agreement: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The unitary management fee rate payable by each Fund is set forth in the following table:

Fund	Unitary Management Fee
FlexShares Morningstar US Market Factor Tilt Index Fund	0.25%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.39%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	0.59%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.44%
FlexShares Currency Hedged EM Morningstar Factor Tilt Index Fund	0.64%
FlexShares US Quality Large Cap Index Fund	0.32%
FlexShares STOXX® US ESG Impact Index Fund	0.32%

378	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Unitary Management Fee
FlexShares STOXX® Global ESG Impact Index Fund	0.42%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.46%
FlexShares STOXX® Global Broad Infrastructure Index Fund	0.47%
FlexShares Global Quality Real Estate Index Fund	0.45%
FlexShares Real Assets Allocation Index Fund	0.57%
FlexShares Quality Dividend Index Fund	0.37%
FlexShares Quality Dividend Defensive Index Fund	0.37%
FlexShares Quality Dividend Dynamic Index Fund	0.37%
FlexShares International Quality Dividend Index Fund	0.47%
FlexShares International Quality Dividend Defensive Index Fund	0.47%
FlexShares International Quality Dividend Dynamic Index Fund	0.47%
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	0.20%
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	0.20%
FlexShares Disciplined Duration MBS Index Fund	0.20%
FlexShares Credit-Scored US Corporate Bond Index Fund	0.22%
FlexShares Credit-Scored US Long Corporate Bond Index Fund	0.22%
FlexShares Ready Access Variable Income Fund	0.25%
FlexShares Core Select Bond Fund	0.35%

Effective November 1, 2017, the contractual unitary management fee rate payable by each Fund below is set forth in the following table:

Fund	Unitary Management Fee
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	0.18%
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	0.18%

The Investment Adviser has contractually agreed until March 1, 2020 in the case of the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and March 1, 2018 in the case of the FlexShares Real Assets Allocation Index Fund to waive Management Fees or reimburse certain expenses in an amount equal to the acquired fund fees and expenses (“AFFE”) attributable to each Fund’s investments in their respective Underlying Fund(s). In the case of the FlexShares Core Select Bond Fund, the Investment Adviser has contractually agreed to waive Management Fees or reimburse certain expenses in an amount equal to the sum of (a) any AFFE, if any, incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds managed by NTI or an investment adviser controlling, controlled by, or under common control with NTI (“Affiliated Funds”); and (b) 0.05% or such lesser amount in AFFE incurred by the Fund that are attributable to the Fund’s investment in Acquired Funds that are not Affiliated Funds, until March 1, 2018. After these dates, the Investment Adviser and a Fund may mutually agree to extend the contractual arrangements. The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of a Fund and its shareholders. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Fund’s financial statements.

FLEXSHARES ANNUAL REPORT	379

Notes to the Financial Statements (cont.)

The Investment Adviser may voluntarily waive additional management fees. Amounts waived by the Investment Adviser may not be recouped by the Investment Adviser. As of the year ended October 31, 2017, no management fees had been voluntarily waived.

As of the year ended October 31, 2017, NTI made a payment to FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares STOXX Global ESG Impact Index Fund, and FlexShares Morningstar Global Upstream Natural Resources Index Fund, in the amount of $10,248, $69, and $2,597,250, respectively, relating to an error. The payments made are stated in the Statement of Operations under the caption “Net increase from payments by affiliates”.

5. Administration Fees

JPMorgan Chase Bank, N.A. (“the Administrator”) serves as administrator of the Funds. The Administrator provides certain administrative services to the Funds. For these services, the Administrator is entitled to certain fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

6. Custodian Fees

JPMorgan Chase Bank, N.A. (the “Custodian”) acts as custodian for the Funds in accordance with a Global Custody Agreement. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services rendered under the agreement, the Custodian is entitled to fees and reasonable out-of-pocket expenses. These fees and expenses are Covered Expenses as defined above.

7. Trustees Fees

The Trust compensates each Trustee who is not an officer, director or employee of Northern Trust Corporation, or its subsidiaries, for his or her services as a Trustee of the Trust and as a member of Board committees.

NTI has contractually agreed with each Fund to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel paid by each Fund until at least March 1, 2018. After this date, NTI and each Fund may mutually agree to extend the contractual arrangement. The Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

The Trust has adopted a deferred compensation plan (“DC Plan”) for its Trustees who are not officers of Northern Trust or NTI. Under the DC Plan, an Independent Trustee may elect to defer all or a portion of their compensation. The amount deferred is adjusted periodically based upon the performance of the investment options selected by the Trustees. The investment options currently under the DC Plan are the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Quality Dividend Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, and the FlexShares Ready Access Variable Income Fund. Expenses related to the DC Plan are stated on the Statements of Operations.

8. Distribution and Service Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ distributor and distributes Creation Units (as defined in Note 9) for each Fund on an agency basis. The Distributor does not receive a fee from the Funds for its distribution services. However, it receives compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Payments to financial intermediaries under the Plan are tied directly to their own out-of-pocket expenses. As of this date, the Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board of Trustees approval. The maximum distribution fee is 0.25% of each Fund’s respective average daily net assets under the Plan. The Funds did not pay any 12b-1 fees during the fiscal year.

9. Issuance and Redemption of Fund Shares

Each Fund issues and redeems shares only to Authorized Participants (typically market makers, large investors and

380	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

institutions) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

Retail investors may only purchase and sell fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees remaining in the Funds were as follows:

Fund	As of October 31, 2017	As of October 31, 2016
FlexShares Morningstar US Market Factor Tilt Index Fund	$7,500	$10,500
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	60,000	20,000
FlexShares Morningstar Emerging Market Factor Tilt Index Fund	150,000	25,000
FlexShares US Quality Large Cap Index Fund	500	500
FlexShares STOXX® US ESG Impact Index Fund	1,100	—
FlexShares STOXX® Global ESG Impact Index Fund	15,000	—
FlexShares Morningstar Global Upstream Natural Resources Index Fund	34,500	39,000
FlexShares STOXX® Global Broad Infrastructure Index Fund	16,000	10,000
FlexShares Global Quality Real Estate Index Fund	4,000	6,000
FlexShares Quality Dividend Index Fund	15,750	16,000
FlexShares Quality Dividend Defensive Index Fund	4,500	7,500
FlexShares Quality Dividend Dynamic Index Fund	3,000	750

Fund	As of October 31, 2017	As of October 31, 2016
FlexShares International Quality Dividend Index Fund	$70,000	$35,000
FlexShares International Quality Dividend Defensive Index Fund	10,000	10,000
FlexShares International Quality Dividend Dynamic Index Fund	10,000	—
FlexShares Disciplined Duration MBS Index Fund	1,200	800
FlexShares Credit-Scored US Corporate Bond Index Fund	1,500	—
FlexShares Credit-Scored US Long Corporate Bond Index Fund	1,000	—
FlexShares Ready Access Variable Income Fund	—	700

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund and the FlexShares Core Select Bond Fund do not charge creation unit transaction fees.

10. Investment Transactions

For the year ended October 31, 2017, the FlexShares iBoxx 3-Year Target Duration TIPS Index, FlexShares iBoxx 5-Year Target Duration TIPS Index and FlexShares Disciplined Duration MBS Index Funds invested solely in U.S. Government securities. The cost of securities purchased by each Fund and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions for the year ended October 31, 2017, were as follows:

Fund	Purchases	Sales
FlexShares Morningstar US Market Factor Tilt Index Fund	$231,481,991	$222,358,003
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	211,985,035	174,348,496

FLEXSHARES ANNUAL REPORT	381

Notes to the Financial Statements (cont.)

Fund	Purchases	Sales
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$297,713,923	$141,611,060
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	1,024,628	2,091,270
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	1,602,659	2,698,580
FlexShares US Quality Large Cap Index Fund	11,660,121	11,651,448
FlexShares STOXX® US ESG Impact Index Fund	5,822,064	5,856,237
FlexShares STOXX® Global ESG Impact Index Fund	7,957,820	7,340,428
FlexShares Morningstar Global Upstream Natural Resources Index Fund	829,576,391	744,328,344
FlexShares STOXX® Global Broad Infrastructure Index Fund	103,456,617	94,641,465
FlexShares Global Quality Real Estate Index Fund	134,714,293	135,097,887
FlexShares Real Assets Allocation Index Fund	323,400	321,333
FlexShares Quality Dividend Index Fund	1,484,376,147	1,490,095,909
FlexShares Quality Dividend Defensive Index Fund	219,056,359	217,125,431
FlexShares Quality Dividend Dynamic Index Fund	39,621,535	39,314,684
FlexShares International Quality Dividend Index Fund	572,292,311	490,735,146
FlexShares International Quality Dividend Defensive Index Fund	60,060,542	57,907,558

Fund	Purchases	Sales
FlexShares International Quality Dividend Dynamic Index Fund	$55,047,443	$42,170,967
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	2,661,317,499	2,676,012,368
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	651,902,355	662,536,941
FlexShares Disciplined Duration MBS Index Fund	22,099,302	24,603,857
FlexShares Credit-Scored US Corporate Bond Index Fund	42,042,740	26,801,880
FlexShares Credit-Scored US Long Corporate Bond Index Fund*	15,301,993	12,469,996
FlexShares Ready Access Variable Income Fund**	148,103,390	79,652,723
FlexShares Core Select Bond Fund***	2,855,601	2,788,890

*	Include $249,311 in purchases and $248,367 in sales in U.S. Government Securities.

**	Include $16,493,536 in purchases and $13,756,622 in sales in U.S. Government Securities.

***	Include $792,944 in purchases and $794,899 in sales in U.S. Government Securities.

11. In-Kind Transactions

During the year ended October 31, 2017, the Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended October 31, 2017, the fair value of the securities received for subscriptions for each Fund was as follows:

Fund	Fair Value
FlexShares Morningstar US Market Factor Tilt Index Fund	$136,377,929
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	161,471,924

382	FLEXSHARES ANNUAL REPORT

Notes to the Financial Statements (cont.)

Fund	Fair Value
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$28,239,969
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	26,559,734
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	11,790,523
FlexShares US Quality Large Cap Index Fund	23,308,696
FlexShares STOXX® US ESG Impact Index Fund	7,021,571
FlexShares STOXX® Global ESG Impact Index Fund	21,564,298
FlexShares Morningstar Global Upstream Natural Resources Index Fund	1,500,231,702
FlexShares STOXX® Global Broad Infrastructure Index Fund	196,921,411
FlexShares Global Quality Real Estate Index Fund	26,746,883
FlexShares Real Assets Allocation Index Fund	4,768,206
FlexShares Quality Dividend Index Fund	339,843,858
FlexShares Quality Dividend Defensive Index Fund	40,640,073
FlexShares Quality Dividend Dynamic Index Fund	9,199,812
FlexShares International Quality Dividend Index Fund	294,103,457
FlexShares International Quality Dividend Defensive Index Fund	11,399,189
FlexShares International Quality Dividend Dynamic Index Fund	50,829,620
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	304,492,428
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	189,089,947
FlexShares Credit-Scored US Long Corporate Bond Index Fund	2,490,428
FlexShares Core Select Bond Fund	4,216,936

During the year ended October 31, 2017, the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index

Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index, FlexShares iBoxx 5-Year Target Duration TIPS Index, FlexShares Ready Access Variable Income Fund, and FlexShares Core Select Bond Fund delivered securities in exchange for redemption of shares (redemptions-in-kind). For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction. For the year ended October 31, 2017, the fair value and realized gain (losses) of the securities transferred for redemptions for each Fund was as follows:

Fund	Fair Value	Net Realized Gains (Losses)
FlexShares Morningstar US Market Factor Tilt Index Fund	$9,622,143	$4,653,966
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	14,138,692	1,257,519
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	10,761,245	3,479,024
FlexShares US Quality Large Cap Index Fund	5,660,941	661,718
FlexShares Morningstar Global Upstream Natural Resources Index Fund	199,652,488	37,133,201
FlexShares STOXX® Global Broad Infrastructure Index Fund	80,246,592	20,809,686
FlexShares Quality Dividend Index Fund	184,503,751	42,235,581
FlexShares Quality Dividend Defensive Index Fund	18,227,493	4,309,348
FlexShares Quality Dividend Dynamic Index Fund	14,107,748	2,850,420
FlexShares International Quality Dividend Defensive Index Fund	5,287,582	304,892

FLEXSHARES ANNUAL REPORT	383

Notes to the Financial Statements (cont.)

Fund	Fair Value	Net Realized Gains (Losses)
FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$16,043,463	$180,916
FlexShares iBoxx 5-Year Target Duration TIPS Index Fund	11,247,598	117,864
FlexShares Ready Access Variable Income Fund	9,651,532	17,908
FlexShares Core Select Bond Fund	602,614	1,374

12. Guarantees and Indemnifications

In the normal course of business each Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds.

13. Investment Company Modernization

On October 13, 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amended existing rules and forms, to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a Fund’s financial statements, as well as other amendments. The Funds have updated disclosure in these financial statements to reflect the amendments, which were effective August 1, 2017. The compliance date for the new form types and other rule amendments is on or after June 1, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

14. Subsequent Events

Management has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

384	FLEXSHARES ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of FlexShares® Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of FlexShares® Trust (the “Trust”), consisting of FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX® Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, FlexShares® Ready Access Variable Income Fund, and FlexShares® Core Select Bond Fund (collectively, the “Funds”), as of October 31, 2017, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above included in the FlexShares® Trust as of October 31, 2017, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 21, 2017

FLEXSHARES ANNUAL REPORT	385

Tax Information October 31, 2017 (Unaudited)

QUALIFIED DIVIDEND INCOME (QDI)

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended October 31, 2017 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017:

Fund	QDI PERCENTAGE
FlexShares Morningstar US Market Factor Tilt Index Fund	97.91%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	77.16%
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	54.20%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	86.45%
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	62.51%
FlexShares US Quality Large Cap Index Fund	100.00%
FlexShares STOXX® US ESG Impact Index Fund	100.00%
FlexShares STOXX® Global ESG Impact Index Fund	100.00%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	94.33%
FlexShares STOXX® Global Broad Infrastructure Index Fund	76.49%
FlexShares Global Quality Real Estate Index Fund	32.66%
FlexShares Real Assets Allocation Index Fund	69.71%
FlexShares Quality Dividend Index Fund	81.95%
FlexShares Quality Dividend Defensive Index Fund	94.30%
FlexShares Quality Dividend Dynamic Index Fund	98.80%
FlexShares International Quality Dividend Index Fund	63.42%
FlexShares International Quality Dividend Defensive Index Fund	64.09%
FlexShares International Quality Dividend Dynamic Index Fund	65.44%

CORPORATE DIVIDENDS RECEIVED DEDUCTION (DRD)

A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends received deduction for corporate shareholders:

Fund	CORPORATE DRD PERCENTAGE
FlexShares Morningstar US Market Factor Tilt Index Fund	93.61%
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	0.01%
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.01%
FlexShares US Quality Large Cap Index Fund	100.00%
FlexShares STOXX® US ESG Impact Index Fund	100.00%
FlexShares STOXX® Global ESG Impact Index Fund	53.54%
FlexShares Morningstar Global Upstream Natural Resources Index Fund	29.81%
FlexShares STOXX® Global Broad Infrastructure Index Fund	31.86%
FlexShares Global Quality Real Estate Index Fund	0.12%
FlexShares Real Assets Allocation Index Fund	22.65%
FlexShares Quality Dividend Index Fund	80.52%
FlexShares Quality Dividend Defensive Index Fund	90.98%
FlexShares Quality Dividend Dynamic Index Fund	94.17%

FOREIGN TAX CREDIT

Each Fund below intends to make an election that will allow its shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid by them. The amounts per share, which represent income from sources within, and taxes paid to foreign countries, are as follows:

Fund	TAXES	INCOME
FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund	$0.1386	$1.3945

386	FLEXSHARES ANNUAL REPORT

Tax Information (cont.)

Fund	TAXES	INCOME
FlexShares Morningstar Emerging Markets Factor Tilt Index Fund	$0.1854	$1.4437
FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund	0.0594	0.5976
FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund	0.1166	0.9082
FlexShares Morningstar Global Upstream Natural Resources Index Fund	0.0375	0.5157
FlexShares STOXX Global Broad Infrastructure Index Fund	0.0458	0.7599
FlexShares Real Assets Allocation Index Fund	0.0085	0.1348
FlexShares International Quality Dividend Index Fund	0.0674	0.7407
FlexShares International Quality Dividend Defensive Index Fund	0.1178	0.8082
FlexShares International Quality Dividend Dynamic Index Fund	0.0615	0.6738

FLEXSHARES ANNUAL REPORT	387

Fund Expenses (Unaudited)

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2017.

The first line under each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended October 31, 2017.

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 10/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
FlexShares® Morningstar US Market Factor Tilt Index Fund
Actual	$1,000.00	$1,076.60	$1.31	0.25%
Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%
FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund
Actual	$1,000.00	$1,118.30	$2.08	0.39%
Hypothetical	$1,000.00	$1,023.24	$1.99	0.39%
FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund
Actual	$1,000.00	$1,123.90	$3.21	0.60%
Hypothetical	$1,000.00	$1,022.18	$3.06	0.60%
FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund(a)
Actual	$1,000.00	$1,099.40	$0.26	0.05%
Hypothetical	$1,000.00	$1,024.95	$0.26	0.05%

388	FLEXSHARES ANNUAL REPORT

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund(a)
Actual	$1,000.00	$1,121.50	$0.21	0.04%
Hypothetical	$1,000.00	$1,025.00	$0.20	0.04%
FlexShares® US Quality Large Cap Index Fund
Actual	$1,000.00	$1,092.60	$1.69	0.32%
Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%
FlexShares® STOXX® US ESG Impact Index Fund
Actual	$1,000.00	$1,086.90	$1.68	0.32%
Hypothetical	$1,000.00	$1,023.59	$1.63	0.32%
FlexShares® STOXX® Global ESG Impact Index Fund
Actual	$1,000.00	$1,103.20	$2.23	0.42%
Hypothetical	$1,000.00	$1,023.09	$2.14	0.42%
FlexShares® Morningstar Global Upstream Natural Resources Index Fund
Actual	$1,000.00	$1,096.50	$2.43	0.46%
Hypothetical	$1,000.00	$1,022.89	$2.35	0.46%
FlexShares® STOXX® Global Broad Infrastructure Index Fund
Actual	$1,000.00	$1,059.20	$2.44	0.47%
Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%
FlexShares® Global Quality Real Estate Index Fund
Actual	$1,000.00	$1,063.00	$2.34	0.45%
Hypothetical	$1,000.00	$1,022.94	$2.29	0.45%
FlexShares® Real Assets Allocation Index Fund(a)
Actual	$1,000.00	$1,063.10	$0.57	0.11%
Hypothetical	$1,000.00	$1,024.65	$0.56	0.11%
FlexShares® Quality Dividend Index Fund
Actual	$1,000.00	$1,053.70	$1.92	0.37%
Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%
FlexShares® Quality Dividend Defensive Index Fund
Actual	$1,000.00	$1,060.30	$1.92	0.37%
Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%
FlexShares® Quality Dividend Dynamic Index Fund
Actual	$1,000.00	$1,063.30	$1.92	0.37%
Hypothetical	$1,000.00	$1,023.34	$1.89	0.37%

FLEXSHARES ANNUAL REPORT	389

Fund Expenses (cont.)

	Beginning Account Value	Ending Account Value 10/31/17	Expenses Paid During the Period*	Annualized Expense Ratio During Period
FlexShares® International Quality Dividend Index Fund
Actual	$1,000.00	$1,091.20	$2.48	0.47%
Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%
FlexShares® International Quality Dividend Defensive Index Fund
Actual	$1,000.00	$1,081.20	$2.47	0.47%
Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%
FlexShares® International Quality Dividend Dynamic Index Fund
Actual	$1,000.00	$1,090.90	$2.48	0.47%
Hypothetical	$1,000.00	$1,022.84	$2.40	0.47%
FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund
Actual	$1,000.00	$998.80	$1.01	0.20%
Hypothetical	$1,000.00	$1,024.20	$1.02	0.20%
FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund
Actual	$1,000.00	$999.70	$1.01	0.20%
Hypothetical	$1,000.00	$1,024.20	$1.02	0.20%
FlexShares® Disciplined Duration MBS Index Fund
Actual	$1,000.00	$1,006.20	$1.01	0.20%
Hypothetical	$1,000.00	$1,024.20	$1.02	0.20%
FlexShares® Credit-Scored US Corporate Bond Index Fund
Actual	$1,000.00	$1,019.20	$1.12	0.22%
Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%
FlexShares® Credit-Scored US Long Corporate Bond Index Fund
Actual	$1,000.00	$1,065.10	$1.15	0.22%
Hypothetical	$1,000.00	$1,024.10	$1.12	0.22%
FlexShares® Ready Access Variable Income Fund
Actual	$1,000.00	$1,007.40	$1.26	0.25%
Hypothetical	$1,000.00	$1,023.95	$1.28	0.25%
FlexShares® Core Select Bond Fund(a)
Actual	$1,000.00	$1,020.60	$0.76	0.15%
Hypothetical	$1,000.00	$1,024.45	$0.77	0.15%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Fund(s) in which the Fund invests.

390	FLEXSHARES ANNUAL REPORT

Trustees and Officers (Unaudited)

NON-INTERESTED TRUSTEES
Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Sarah N. Garvey Age: 65	Trustee	Indefinite; July 2011 to present	• Chairman of the Board of John G. Shedd Aquarium from 2009 to 2012; • Chairman of the Board of Navy Pier from 2011 to 2013 and Member of the Board since 2011; • Member of the Board of Directors of the Metropolitan Pier and Exposition Authority from 2010 to 2012; • Member of the Board of Directors of The Civic Federation since 2004; • Trustee of the Art Institute of Chicago since 2011.	25	None
Philip G. Hubbard Age: 66	Trustee	Indefinite; July 2011 to present	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001; • President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001; • Chairman of the Board of Trustees of the Wheaton College Trust Company, N. A. since 2004; • Member since 1998 of the Board of Trustees of Wheaton College; • Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993; • Member of the Board of First Cup, LLC (restaurant franchising) since 2014 .	25	None

FLEXSHARES ANNUAL REPORT	391

Trustees and Officers (cont.)

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee(4)
Eric T. McKissack Age: 64	Trustee and Chairman	Indefinite; July 2011 to present

•  Founder and CEO of Channing Capital Management, LLC (an SEC registered investment adviser) since 2004;

•  Member of the Board of Directors of ICMA Retirement Corporation (an SEC registered investment adviser providing retirement administration services) from 2005 to 2012;

•  Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002;

•  Member of the Board of Grand Victoria Foundation since 2011; Member of the Board of the Graham Foundation since 2014;

•  Member of the RIC Tree of Life Board of the Rehabilitation Institute of Chicago since 2001.

				25	Consulting Group Capital Markets Funds (11 Portfolios) Since April 2013

INTERESTED TRUSTEE
Shundrawn A.Thomas(5) Age: 43	Trustee	Indefinite; July 2011 to present

•  President of Northern Trust Asset Management since October 2017;

•  President of the Trust from July 2011 to March 2017;

•  Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from May 2014 to September 2017;

•  Managing Director and Global Business Head of the Exchange-Traded Funds Group, Northern Trust Asset Management from 2010 to 2014;

•  Member of the Board of Florida A&M University Foundation since 2014;

•  Member of the Board of Trustees of Wheaton College since May 2009;

•  Member of the Board of Trustees of the Wheaton College Trust Company since 2009;

•  Partner at Tree of Life Resources, LLP (a multi-media company) since 2005.

				25	None

392	FLEXSHARES ANNUAL REPORT

Trustees and Officers (cont.)

(1)

Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paulita Pike, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Thomas may be contacted by writing to him at 50 S. LaSalle St., Chicago, IL 60603.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.

(3)	The “Fund Complex” consists of the Trust.

(4)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and is available, without charge, upon request by contacting the Fund directly at (855) 933-6287.

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Darlene Chappell Age: 54 50 South LaSalle Street Chicago, IL 60603	Anti-Money Laundering Officer	Indefinite; July 2011 to present	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds, and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009. Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011 and 50 South Capital Advisors, LLC since 2015; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for Northern Trust Company of Connecticut from 2009 to 2013; Anti-Money Laundering Compliance Officer for Northern Trust Global Advisers, Inc. from 2009 to 2012.
Jose Del Real Age: 39 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Indefinite; June 2015 to present	Senior Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company since August 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President, Asset Management Practice Group of the Legal Department of The Northern Trust Company from 2014 until 2015; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014, and since May 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 until 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 until 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 until 2011.
Susan W. Yee Age: 48 One BeaconStreet Boston, MA 02108	Assistant Secretary	Indefinite; October 2014 to present	Assistant Vice President, Regulatory Services Group, J.P. Morgan Chase Bank, N.A. since 1994, in various positions.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

FLEXSHARES ANNUAL REPORT	393

Trustees and Officers (cont.)

OFFICERS
Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603	Secretary	Indefinite; July 2011 to present	Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) since 2011; Secretary of Northern Institutional Funds and Northern Funds since 2010; Secretary of Northern Trust Global Advisers, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.
Benjamin D. Wiesenfeld Age: 39 50 South LaSalle Street Chicago, IL 60603	Officer Treasurer and Principal	Indefinite; July 2016 to present	Chief Compliance Officer of Northern Funds and Northern Institutional Funds since June 2016; Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.
Randal E. Rein Age: 47 50 South LaSalle Street Chicago, IL 60603	Financial Officer President	Indefinite; July 2011 to present	Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds, Northern Institutional Funds and Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.
Peter K. Ewing Age: 58 50 South LaSalle Street Chicago, IL 60603	Vice President	Indefinite; July 2011 to present	Director of ETF Product Management, Northern Trust Investments, Inc. and Senior Vice President, The Northern Trust Company, since September 2010.
Marie E. Dzanis Age: 50 50 South LaSalle Street Chicago, IL 60603	Vice President	Indefinite; July 2011 to present	Head of Distribution for Funds and Managed Accounts, Northern Trust Investments, Inc. since 2014; Director of ETF Sales and Servicing, Northern Trust Investments, Inc., from 2011 to 2014.
Peter J. Flood Age: 60 50 South LaSalle Street Chicago, IL 60603	Vice President	Indefinite; July 2011 to present	Director of ETF Investment Strategy, Northern Trust Investments, Inc. since 2010; Portfolio Manager, Northern Trust Investments, Inc. from 2007 to 2014;

394	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (Unaudited)

The Board of Trustees (the “Board”) of the FlexShares Trust (the “Trust”) oversees the management of the Trust and each separate series of the Trust covered in this report and, as required by law, determines whether to approve the Trust’s investment advisory and ancillary services agreement (the “Advisory Agreement”) with Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of the Northern Trust Corporation.

*****

At a meeting on June 9, 2017 (the “June Meeting”), the Board, including all of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (the “Independent Trustees”), considered whether to approve the continuation of the Advisory Agreement between the Trust, on behalf of the FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund, FlexShares® STOXX Global Broad Infrastructure Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® Quality Dividend Defensive Index Fund, FlexShares® Quality Dividend Dynamic Index Fund, FlexShares® International Quality Dividend Index Fund, FlexShares® International Quality Dividend Defensive Index Fund, FlexShares® International Quality Dividend Dynamic Index Fund, FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Disciplined Duration MBS Index Fund, FlexShares® Credit-Scored US Corporate Bond Index Fund, FlexShares® Credit-Scored US Long Corporate Bond Index Fund, FlexShares® US Quality Large Cap Index Fund, FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares® Real Assets Allocation Index Fund, FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund, FlexShares® Ready Access Variable Income Fund and FlexShares® Core Select Bond Fund (each, a “Fund” and together the “Funds”).

In advance of, and in preparation for, the Trustees’ consideration of the Advisory Agreement at the June Meeting, the Trustees received written materials relating to the Advisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. At the June Meeting, the Trustees considered NTI’s verbal presentations and discussed all of the information that had been provided. Among other things, the Board considered comparisons with other funds in relevant peer universes and peer groups that had been objectively determined solely by Broadridge, an independent provider of fund data, and included the following information: (1) a description of the types of funds chosen by Broadridge to compare to each Fund; (2) performance data for each Fund; (3) data on the Fund’s expenses and fees; and (4) comparative fee data for each Fund’s respective peer group, including expense comparisons of actual and contractual management fees and total expenses.

In considering the Advisory Agreement, the Independent Trustees met with their independent legal counsel separately from the “interested” Trustee of the Trust and officers and employees of NTI. After evaluating all the materials, the Trustees, including the Independent Trustees, concluded that the Advisory Agreement was in the best interest of the Funds and their shareholders and approved the continuation of the Advisory Agreement.

The material factors and conclusions that formed the basis for the Trustees reaching their determinations to approve the Advisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by NTI to each Fund. The Board also considered NTI’s responsibilities under the Advisory Agreement to perform securities trading services and ancillary services including, among other things: (i) filing reports with the SEC, (ii) periodically updating the Trust’s registration statement, (iii) establishing and maintaining the Funds’ website to comply with regulatory requirements, (iv) monitoring anticipated purchases and redemptions of creation units by shareholders and new investors, (v) providing information and assistance as required by the

FLEXSHARES ANNUAL REPORT	395

Approval of Advisory Agreement (cont.)

Trust’s administrator and fund accountant in connection with the Trust’s shares, and (vi) providing assistance in connection with the operations of the Trust generally.

The Board also considered the quality of NTI’s resources that are made available to the Trust. The Board noted NTI’s and its affiliates’ financial position, stability, and commitment to growing the exchange-traded funds business. The Board also considered the operation and strength of NTI’s compliance program.

The Board noted that Foreside, an entity unaffiliated with NTI, provides distribution services to the Funds and that JPMorgan, also an unaffiliated entity, provides custody, transfer agency and fund administration support services, and that these service provider arrangements are relevant to the Board’s considerations of the totality of the circumstances surrounding renewal of the Advisory Agreement with NTI. The Board concluded that each Fund benefits from the services provided under the Advisory Agreement and as a result of NTI’s operations, resources, experience, reputation and personnel.

Fees and Expenses—Investment Performance of the Funds and NTI

The Board considered the fees, expenses and performance of each Fund and NTI, including comparative information provided by Broadridge. The comparisons ranked each Fund in various quintiles over the since inception, one-year, two-year, three-year, four-year and five-year periods ending March 31, 2017, as applicable, with the first quintile being the best 20% of the funds in terms of fund cost and fund performance. The Board also considered that, with the exception of FlexShares Ready Access Variable Income Fund (“RAVI”) and FlexShares Core Select Bond Fund, the investment strategy of each Fund is to track the performance of a specified index (each, an “Underlying Index”). The Board noted that the differences in performance between each Fund and that of its Underlying Index (“tracking error”) demonstrated NTI’s expertise and effectiveness in managing index-based fixed-income and equity exchange-traded funds. The Board reviewed a report of the Funds’ tracking error contained in the meeting materials.

In reaching its determinations, the Board considered a large amount of data provided by NTI in response to a written request previously submitted by the Independent Trustees to NTI. Among the information considered by the Board was the following:

FlexShares® Morningstar US Market Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year and two-year and second quintile for the three-year, four-year and five-year for the periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year, four-year, and five-year periods.

The Board noted that the Fund’s total expense ratio ranked third compared to four other multi-cap core ETFs and that its total expenses, actual and contractual advisory fees were equal to its expense group medians.

FlexShares® Morningstar Developed Markets ex-US Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year and two-year and second quintile for the three-year, four-year and since inception periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year, four-year and since inception periods.

The Board also took into account that the Fund’s total expense ratio ranked sixth compared to six other international

396	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

multi-cap core ETFs and that its total expense ratio and actual and contractual advisory fees were higher than its expense group medians.

FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year, two-year, three-year, four-year and since inception periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year, four-year and since inception periods.

The Board noted that the Fund’s total expense ratio ranked third compared to six other emerging market ETFs and was slightly lower than its expense group median. The Board noted that the Fund’s actual and contractual advisory fees were equal to its expense group medians.

FlexShares® Morningstar Global Upstream Natural Resources Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year, four-year and five-year and first quintile for the two-year and three-year periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year, four-year and five-year periods.

The Board took into account that the Fund’s total expense ratio ranked second compared to seven other global natural resources ETFs and that its total expenses, actual and contractual advisory fees were lower than its expense group medians.

FlexShares® STOXX® Global Broad Infrastructure Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the two-year, three-year and since inception and fourth quintile for the one-year periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked second compared to five other specialty and miscellaneous ETFs in its expense group and that its total expenses and actual and contractual advisory fees were lower than that of its expense group medians.

FlexShares® Global Quality Real Estate Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the two-year, three-year and since inception and second quintile for the one-year periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked first compared to three other global real estate ETFs in its expense group and that its total expense ratio and actual and contractual advisory fees were lower than that of its expense group medians.

FlexShares® Quality Dividend Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the two-year,

FLEXSHARES ANNUAL REPORT	397

Approval of Advisory Agreement (cont.)

three-year, four-year and since inception and second quintile for the one-year periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year, four-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked fourth compared to five other equity income ETFs and that its actual and contractual advisory fees were higher than its expense group medians. The Board noted that the Fund’s total expense ratio was equal to its expense group median.

FlexShares® Quality Dividend Defensive Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year, second quintile for the two-year and first quintile for the three-year, four-year and since inception periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year, four-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked fourth compared to five other equity income ETFs and that its actual and contractual advisory fees were higher than its expense group medians. The Board noted that the Fund’s total expense ratio was equal to its expense group median.

FlexShares® Quality Dividend Dynamic Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year period, four-year and since inception and second quintile for the two-year and three-year periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year, four-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked fourth compared to five other equity income ETFs and that its actual and contractual advisory fees were higher than its expense group medians. The Board noted that the Fund’s total expense ratio was equal to its expense group median.

FlexShares® International Quality Dividend Index Fund

The Board considered that the Fund’s performance ranked in the second quintile of its performance universe for the one-year, two-year, three-year and since inception periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year and since inception periods.

The Board took into account that the Fund’s total expense ratio ranked second compared to seven other international equity income ETFs and that its total expense ratio was lower than that of its expense group median. The Board noted that the Fund’s contractual advisory fee was equal to its expense group median while its actual advisory fee was higher than its expense group median.

FlexShares® International Quality Dividend Defensive Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year, three-year and since inception and second quintile for

398	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

the two-year periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year two-year, three-year and since inception periods.

The Board took into account that the Fund’s total expense ratio ranked second compared to seven other international equity income ETFs and that its total expense ratio was lower than that of its expense group median. The Board noted that the Fund’s contractual advisory fee was equal to its expense group median while its actual advisory fee was lower than its expense group median.

FlexShares® International Quality Dividend Dynamic Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year, two-year, three-year and since inception periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year and since inception periods.

The Board took into account that the Fund’s total expense ratio ranked second compared to seven other international equity income ETFs and that its total expenses were lower than that of its expense group median. The Board noted that the Fund’s contractual advisory fee was equal to its expense group median while its actual advisory fee was lower than its expense group median.

FlexShares® iBoxx 3-Year Target Duration TIPS Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year, second quintile for the two-year and four-year and fourth quintile for the three-year and five-year periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year, four-year and five-year periods.

The Board took into account that the Fund’s total expense ratio ranked fourth compared to four other inflation-protected bond ETFs and that its total expense ratio was slightly higher than its expense group median. The Board noted that the Fund’s actual and contractual advisory fees were slightly higher than its expense group medians.

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

The Board noted that the Fund’s performance ranked in the third quintile of its performance universe for the one-year and second quintile for the two-year, three-year, four-year and five-year periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year, three-year, four-year and five-year periods.

The Board considered that the Fund’s total expense ratio ranked fourth compared to four other inflation-protected bond ETFs and that its total expenses were slightly higher than its expense group median. The Board noted that the Fund’s contractual advisory fee was slightly higher while its actual advisory fee was slightly lower than its expense group medians.

FlexShares® Disciplined Duration MBS Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the

FLEXSHARES ANNUAL REPORT	399

Approval of Advisory Agreement (cont.)

one-year and two-year and fifth quintile for the since inception periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked third compared to three other U.S. mortgage ETFs in its expense group and that its total expense ratio and actual advisory fee were higher than that of its expense group medians while its contractual advisory fee was equal to its expense group median.

FlexShares® Credit-Scored US Corporate Bond Index Fund

The Board considered that the Fund’s performance ranked in the fifth quintile of its performance universe for the one-year and third quintile for the two-year and since inception periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year, two-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked sixth compared to seven other BBB-rated corporate debt ETFs in its expense group and that its total expense ratio and actual advisory fee were higher than that of its expense group medians while its contractual advisory fee was equal to its expense group median.

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year and first quintile for the since inception periods ended

March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked sixth compared to seven other BBB-rated corporate debt ETFs in its expense group and that its contractual advisory fees were equal to its expense group median and actual advisory fees were slightly lower than that of its expense group median while its total expense ratio was slightly higher than that of its expense group median.

FlexShares® US Quality Large Cap Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year and since inception periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked fourth compared to six other multi-cap core ETFs in its expense group and that its total expense ratio and actual advisory fee were equal to its expense group medians while its contractual advisory fee was lower than that of its expense group median.

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the first quintile of its performance universe for the one-year and fifth quintile for the since inception periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the

400	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked third compared to three international small/mid-cap growth ETFs, and three international small/mid-cap core ETFs in its expense group and that its total expense ratio was lower than that of its expense group median, its contractual advisory fee was equal to its expense group median, and its actual advisory fee was lower than that of its expense group median.

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

The Board considered that the Fund’s performance ranked in the third quintile of its performance universe for the one-year and fourth quintile for the since inception periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked fourth compared to eight other emerging markets ETFs in its expense group and that its total expenses, actual and contractual advisory fees were lower than that of its expense group medians.

FlexShares® Real Assets Allocation Index Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year and third quintile for the since inception periods ended March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the one-year and since inception periods.

The Board considered that the Fund’s total expense ratio ranked fourth compared to five other specialty and miscellaneous ETFs in its expense group and that its total expense ratio and contractual advisory fees were higher than that of its expense group medians while its actual advisory fees were lower than that of its expense group median.

FlexShares® STOXX® US ESG Impact Index Fund

The Board noted that the Fund did not have a one-year track record and considered that the Fund’s performance ranked in the first quintile of its performance universe for the period since inception on July 13, 2016 through March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the since inception period.

The Board considered that the Fund’s total expense ratio ranked third compared to one other large-cap growth ETF and two large-cap core ETFs in its expense group and that its total expense ratio was higher than that of its expense group median while its contractual and actual advisory fees were lower than that of its expense group medians.

FlexShares® STOXX® Global ESG Impact Index Fund

The Board noted that the Fund did not have a one-year track record and considered that the Fund’s performance ranked in the first quintile of its performance universe for the period since inception on July 13, 2016 through March 31, 2017. The Board considered NTI’s explanation that performance information with respect to the Broadridge peers had limited relevance because none of the peer funds sought to track an index that was the same as the Fund’s index. The Board also considered the information

FLEXSHARES ANNUAL REPORT	401

Approval of Advisory Agreement (cont.)

that NTI provided regarding the difference between the Fund’s performance and the performance of its underlying index for the since inception period.

The Board considered that the Fund’s total expense ratio ranked third compared to four other international and global mutual funds and ETFs in its expense group and that its total expense ratio, and actual and contractual advisory fees were equal to its expense group medians.

FlexShares® Ready Access Variable Income Fund

The Board considered that the Fund’s performance ranked in the fourth quintile of its performance universe for the one-year, third quintile for the two-year and second quintile for the three-year, four-year and since inception periods ended March 31, 2017. The Board considered NTI’s assertion that of the five other ETFs in the Fund’s performance universe only two funds were comparable to the Fund. The Board also considered NTI’s explanation that the Fund’s performance compared favorably to these two funds on a volatility-adjusted basis.

The Board considered that the Fund’s total expense ratio ranked fourth compared to four other ultra-short obligation ETFs and one short investment-grade debt ETF, and that its actual and contractual advisory fee and total expense ratio were higher than its expense group medians.

FlexShares® Core Select Bond Fund

The Board noted that the Fund commenced operations on November 18, 2016 and accordingly did not have a one-year track record. The Board considered that the Fund ranked in the fifth quintile of its performance universe for the period since inception through March 31, 2017.

The Board considered that the Fund’s total expense ratio ranked fourth compared to three other general bond ETFs in its expense group and that its contractual and actual advisory fees and total expenses were higher than its expense group medians.

Costs of Services and Profits of NTI

The Board considered the unitary fee structure and the expenses for each Fund and noted that, under the Advisory

Agreement, NTI was responsible for most expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Board considered that NTI was not responsible under the Advisory Agreement for certain expenses, including the fees and expenses of the Trust’s Independent Trustees and their independent legal counsel, litigation expenses and other extraordinary expenses. The Board also considered the agreement between the Trust and NTI, whereby NTI agreed to reimburse the fees and expenses of the Independent Trustees and their independent legal counsel with respect to a Fund until at least March 1, 2018.

The Board considered the advisory fee for each Fund as compared to that of other comparable funds in relation to the Broadridge median. The Board considered NTI’s explanation that each Fund’s contractual management fee (which, owing to the unitary fee structure and the existence of the expense reimbursement agreement, is identical to its total expense ratio) compares favorably with its respective Broadridge median contractual management fee for comparable funds set forth in the Broadridge report, especially after taking into account, among other factors, important differences between the indexes upon which such comparable funds are based and the Fund’s underlying index and differences between the number of portfolio holdings for comparable funds and the Fund, among other factors.

The Board considered the advisory fee schedules for other accounts with similar investment advisory mandates as those of the Funds, noting that there were not comparable accounts with respect to all of the Funds. The Board considered the fees charged to the Funds and the fees charged to the other accounts, taking into account (a) the differences in managing ETFs versus separately managed accounts which involve daily purchase and redemption activity along with robust regulatory and governance requirements; and (b) the Funds’ unitary fee structure.

The Board examined NTI’s profitability information provided by NTI regarding its expectations of the length of time required for it to become profitable from its relationship with the Funds. The Trustees considered that NTI was profitable on a pre-distribution basis, but not on a post-distribution basis. The Board considered that NTI’s potential

402	FLEXSHARES ANNUAL REPORT

Approval of Advisory Agreement (cont.)

for profitability would continue to be subject to financial uncertainties and risks. The Board also considered that NTI would continue to develop and offer additional new products in efforts to complete the over-all integrity of the FlexShares product suite, consistent with its product strategy, and that these products may expose the Adviser to additional financial risks and uncertainties.

Economies of Scale

The Board considered whether NTI may realize economies of scale in managing and supporting the Funds. The Board reviewed each Fund’s fee arrangements, and considered that, in light of the unitary fee structure and expense reimbursement agreement, the length of time NTI expected for it to become profitable from its services to the Trust and the significant investment that NTI has made and continues to make in the Trust, breakpoints are not necessary. The Board also noted the reduction in the Management Fee rate payable by the FlexShares Morningstar US Market Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund and FlexShares Morningstar Global Upstream Natural Resources Index Fund, as of November 1, 2016.

Other Benefits to NTI

In addition to considering the profits that may be realized by NTI, the Board considered information regarding other direct and indirect benefits NTI may receive as a result of its relationship with the Funds, including whether any compensation would be paid to its affiliates. The Board also considered that some of the Funds’ shareholders have other client relationships with NTI’s affiliates. The Board also reviewed the extent to which NTI and its other clients, as well as the Funds, benefit from receipt of the research products and services generated by the Funds.

The Board, including the Independent Trustees, considered the data provided by NTI and concluded that sufficient information had been provided to allow them to evaluate each Fund’s investment advisory fee and the terms of the Advisory Agreement and the reasonableness of each Fund’s investment advisory fee. They determined that each Fund’s advisory fee is reasonable in light of the services provided and the performance achieved by each Fund.

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Supplemental Information (Unaudited)

Principal Risks

As with any investment, you could lose all or part of your investment in a Fund, and the Fund’s performance could trail that of other investments. In addition to the discussion of the risks of certain of the Funds’ investments included in Note 2, some of the principal risks of investment in the Funds are summarized below. A more complete description of principal risks is included in each Fund’s Prospectus.

The following risks apply to all of the Funds:

Derivatives Risk

Changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index, and the Funds could lose more than the principal amount invested.

Market Trading Risk

Each Fund’s shares are listed on a securities exchange, which presents risks including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Funds. Any of these factors may lead to the Funds’ shares trading at a premium or discount to NAV.

Valuation Risk

The sale price the Funds could receive for a security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology.

The following risk applies only to the Index Funds:

Tracking Error Risk

Tracking error risk is the risk that an Index Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, changes in the Underlying Indexes, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spinoffs), legal restrictions (such as tax-related diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances, among other factors.

Calculation Methodology Risk

Each of the Index Funds is subject to Calculation Methodology Risk. The Fund’s Underlying Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

The following risks apply to each Fund as disclosed:

Concentration Risk

Each of the Funds, except the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund and the FlexShares Ready Access Variable Income

404	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

Fund is subject to Concentration Risk. To the extent that the investments of these Funds are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Funds may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class. The Credit-Scored US Corporate Bond Index Fund and Credit-Scored US Long Corporate Bond Index Fund may be adversely impacted by events affecting the U.S. financials sector. The U.S. financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaults, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company, or on the sector as a whole cannot be predicted.

Interest Rate/Maturity Risk

The FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares Ready Access Variable Income Fund, and the FlexShares Core Select Bond Fund are subject to the risk that the value of the Funds’ fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

MLP Risk

The FlexShares STOXX® Global Broad Infrastructure Index Fund and the FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)) may invest in Master Limited Partnerships (MLPs). The Fund may not invest more than 25% of its net assets in MLPs. MLP Risk is the risk that accompanies an investment in MLP units. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the Fund’s shares. The Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.

Non-diversification Risk

The FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, FlexShares Real Assets Allocation Index Fund, FlexShares iBoxx 3-Year Target Duration TIPS Index Fund, FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, and the FlexShares Ready Access Variable Income Fund (each a “Fund” and collectively the “Funds”) are non-diversified series of the Trust, pursuant to the 1940 Act. Fund performance may depend on the performance of a small number of issuers because the Funds may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

FLEXSHARES ANNUAL REPORT	405

Supplemental Information (cont.)

Large Cap Risk

The FlexShares US Quality Large Cap Index Fund, FlexShares STOXX® US ESG Impact Index Fund, FlexShares STOXX® Global ESG Impact Index Fund, FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund are subject to the risk that returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.

Mid Cap Stock Risk

The FlexShares STOXX® US ESG Impact Index Fund and the FlexShares STOXX® Global ESG Impact Index Fund may invest in stocks of mid-sized companies which may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Mid and Small Cap Stock Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund (including through its investment in its Underlying Fund), FlexShares Morningstar Global Upstream Natural Resources Index Fund, FlexShares STOXX® Global Broad Infrastructure Index Fund, FlexShares Global Quality Real Estate Index Fund, and the FlexShares Real Assets Allocation Index Fund (including through its investment in its Underlying Fund(s)) may invest in stocks of smaller companies which may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Value Investing Risk

The FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares US Quality Large Cap Index Fund, FlexShares Global Quality Real Estate Index Fund, and the FlexShares Real Assets Allocation Index Fund’s (including through its investment in its Underlying Fund(s)) investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, may not appreciate in value as anticipated.

ESG Investment Risk

The FlexShares STOXX® US ESG Impact Index Fund and the FlexShares STOXX® Global ESG Impact Index Fund are subject to the risk that because the methodology of the Underlying Index selects and assigns weights to securities of issuers for nonfinancial reasons, the Fund may underperform the broader equity market or other funds that do not utilize ESG criteria when selecting investments.

406	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

Global Natural Resource Industry Risk

The FlexShares Morningstar Global Upstream Natural Resources Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund) is subject to the risks associated with investment in the global natural resources sector in addition to the general risk of the stock market. The natural resources sector can significantly be affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

The following risks apply only to the FlexShares Quality Dividend Index Fund, FlexShares Quality Dividend Defensive Index Fund, FlexShares Quality Dividend Dynamic Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, and the FlexShares International Quality Dividend Dynamic Index Fund:

Dividend Risk

The Fund is subject to the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

Volatility Risk

The Fund is subject to the risk that the actual level of volatility experienced by the Fund may be greater or lower than the targeted overall volatility of the Underlying Index. Although the Underlying Index is designed to have a targeted overall volatility, there is no guarantee that it will have the targeted overall volatility. The Fund will continue to seek to track the Underlying Index even if the Underlying Index does not have the targeted overall volatility. There is also the risk that the Fund may experience volatility greater or lower than that of the Underlying Index as a result of tracking error. A portfolio of securities with greater volatility is generally considered to have a higher risk profile than a portfolio with lower volatility.

The following risks apply to the FlexShares Global Quality Real Estate Index Fund (which is also an Underlying Fund of the FlexShares Real Assets Allocation Index Fund):

Interest Rate Risk

The Fund is subject to the risk that rising interest rates may adversely affect the Fund. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.

Real Estate Securities Risk

The Fund is subject to the risks associated with investment in the real estate sector in addition to the general risk of the stock market. Investing in securities of real estate companies will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way in which real estate companies are organized and operated. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may

FLEXSHARES ANNUAL REPORT	407

Supplemental Information (cont.)

underperform other sectors of the economy or broader equity markets. To the extent that the Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

Real Estate Investment Trust (REIT) Risk

The Fund is subject to the risk that the Fund’s investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

The following risk applies only to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares Real Assets Allocation Index Fund, and the FlexShares Core Select Bond Fund:

Fund of Funds Risk

The Fund is subject to the risk that the Fund’s investment performance largely depends on the investment performance of the Underlying Fund(s) in which it primarily invests. The Fund’s NAV will change with changes in the value of the Underlying Fund(s) and other securities in which the Fund invests based on their market valuations.

An investment in the Fund will entail more costs and expenses than direct investments in the Underlying Fund(s). The Fund will indirectly pay a proportional share of the expenses of the Underlying Fund(s) in which it invests (including operating expenses and management fees), in addition to the fees and expenses it pays directly. As the Fund’s allocation to an Underlying Fund changes from time to time, or to the extent that the expense ratio of an Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.

The following risk applies only to the FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and the FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund:

Currency Hedging Risk

The Fund is subject to the risk that the Fund’s hedging transactions will not be effective. The Fund enters into foreign currency forward contracts designed to offset the Fund’s currency exposure of non-U.S. dollar denominated securities included in the Underlying Index against the U.S. dollar. These contracts may not be successful. To the extent the Fund’s foreign currency contracts are not successful, the U.S. dollar value of your investment in the Fund may go down. Because the Fund’s currency hedge is reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of a investment in the Fund may also go up or down quickly and unpredictably and investors may lose money. In addition, a Fund’s currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause the Fund’s return to deviate from the Underlying Index.

In seeking to track the performance of the Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts, which may include non-deliverable foreign currency forward contracts (“NDFs”). NDFs on currencies are often less liquid than deliverable forward currency contracts. A lack of liquidity in NDFs of the hedged currency could result in the Fund being unable to structure

408	FLEXSHARES ANNUAL REPORT

Supplemental Information (cont.)

its hedging transactions as intended. In addition, NTI may seek to limit the size of the Fund in order to attempt to reduce a situation where the Fund is unable to obtain sufficient liquidity in an underlying currency to implement its investment objective.

Hedging Risk

The FlexShares Core Select Bond Fund is subject to the risk that the Fund’s short positions in U.S. Treasury futures and transactions in interest rate swaps will not completely eliminate interest rate risk of long positions in bonds. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the short U.S. Treasury futures and interest rate swaps positions as compared to gains in the long bond positions attributable to interest rate changes.

Corporate Bond Risk

The FlexShares Credit-Scored US Corporate Bond Index Fund and the FlexShares Credit-Scored US Long Corporate Bond Index Fund invest primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

The following risks apply to the FlexShares Disciplined Duration MBS Index Fund, FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund, FlexShares Ready Access Variable Income Fund, and the FlexShares Core Select Bond Fund:

Credit (or Default) Risk

The Fund is subject to the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Debt Extension Risk

The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Liquidity Risk

The Fund is subject to the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

Prepayment (or Call) Risk

The Fund is subject to the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

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Supplemental Information (cont.)

The following risks apply to the FlexShares Disciplined Duration MBS Index Fund, FlexShares Ready Access Variable Income Fund and the FlexShares Core Select Bond Fund:

U.S. Government Securities Risk

The Fund is subject to the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities that may be purchased by the Fund are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Mortgage Related and Other Asset-Backed Risks

The FlexShares Disciplined Duration MBS Index Fund is subject to the risks of investing in mortgage-related and other asset-backed securities, including Interest Rate/Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk.

The following risk applies to the FlexShares Disciplined Duration MBS Index Fund and the FlexShares Core Select Bond Fund:

Mortgage Backed Pass-Through Securities Risk

The Fund is subject to the risk of investing in mortgage-backed securities issued by a U.S. Agency. These securities may not be backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to Credit (or Default) Risk, Interest Rate/ Maturity Risk, Debt Extension Risk and Prepayment (or Call) Risk. Because of these risks, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The following risk applies to the FlexShares Morningstar US Market Factor Tilt Index Fund, FlexShares Morningstar Developed Markets ex-US Factor Tilt Index Fund, FlexShares Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund, FlexShares Currency Hedged Morningstar EM Factor Tilt Index Fund, FlexShares International Quality Dividend Index Fund, FlexShares International Quality Dividend Defensive Index Fund, FlexShares International Quality Dividend Dynamic Index Fund, Fund FlexShares Credit-Scored US Corporate Bond Index Fund, FlexShares Credit-Scored US Long Corporate Bond Index Fund FlexShares Ready Access Variable Income Fund, and the FlexShares Core Select Bond Fund:

Financial Sector Risk

The Fund is subject to the risk that the Fund will be impacted by events affecting the U.S. and/or non-U.S. financial sectors if it invests a relatively large percentage of its assets in those sectors, adversely affecting the Fund’s performance. The U.S. and non-U.S. financial sectors can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competition, the availability and cost of capital funds and fallout from the housing and sub-prime mortgage crisis. In 2008 and 2009, the U.S. financial sector was significantly impacted by bankruptcies and consolidations of major financial firms. Events affecting the U.S. and non-U.S. financial sectors have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in those sectors.

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Supplemental Information (cont.)

The following risk applies to the FlexShares STOXX US ESG Impact Index Fund and the FlexShares US Quality Large Cap Index Fund:

Information Technology Sector Risk

The Fund is subject to the risk that the Fund will be impacted by events affecting the U.S. information technology sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s price.

Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at www.flexshares.com.

FLEXSHARES ANNUAL REPORT	411

For More Information (Unaudited)

Portfolio Holdings

FlexShares® Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

FlexShares® Trust Proxy Voting Policies and Procedures are available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the Funds’ Web site www.flexshares.com or the SEC’s Web site at sec.gov. Each Fund’s portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by calling 1-855-FLEXETF (1-855-353-9383) or by visiting the SEC’s Web site at sec.gov.

412	FLEXSHARES ANNUAL REPORT

FlexShares® Trust

50 S. LaSalle Street

Chicago, IL 60603

800.595.9111

www.flexshares.com

FlexShares® is a registered trademark of NTI. Morningstar® is a registered trademark of Morningstar, Inc. (“Morningstar”). Morningstar® US Market Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt IndexSM, Morningstar® Emerging Markets Factor Tilt IndexSM, Morningstar® Developed Markets ex-US Factor Tilt Hedged IndexSM, Morningstar® Emerging Markets Factor Tilt Hedged IndexSM and Morningstar® Global Upstream Natural Resources IndexSM are service marks of Morningstar, Inc. STOXX and its licensors (the “Licensors”) have no relationship to FlexShares® Trust other than the licensing of the STOXX® USA ESG Impact Index, STOXX® Global ESG Impact Index and STOXX® Global Broad Infrastructure Index and the related trademarks for use in connection with the FlexShares® STOXX® US ESG Impact Index Fund, FlexShares® STOXX® Global ESG Impact Index Fund and FlexShares® STOXX® Global Broad Infrastructure Index Fund, respectively. The iBoxx 3-Year Target Duration TIPS Index and iBoxx 5-Year Target Duration TIPS Index are each the property of Markit North America, Inc. (“Markit”) and have been licensed for use in connection the FlexShares iBoxx 3-Year Target Duration TIPS Index Fund and the FlexShares iBoxx 5-Year Target Duration TIPS Index Fund, respectively. Northern Trust Quality Large Cap IndexSM, Northern Trust Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust Quality Dividend Defensive IndexSM, Northern Trust International Quality Dividend IndexSM, Northern Trust Quality Dividend Dynamic IndexSM, Northern Trust International Quality Dividend Defensive IndexSM, Northern Trust Global Quality Real Estate IndexSM, and Northern Trust Credit-Scored US Corporate Bond IndexSM , Northern Trust Credit-Scored US Long Corporate Bond IndexSM, Northern Trust Real Assets Allocation IndexSM are service marks of NTI and have been licensed for use by FlexShares Trust. “BofA Merrill Lynch” and “The BofA Merrill Lynch Constrained Duration US Mortgage Backed Securities IndexSM” are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by NTI.

FS00058-1217

Item 2. Code Of Ethics.

(a)

As of the end of the period, October 31, 2017, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not Applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

(e)	Not Applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR), serving on its audit committee. Philip G. Hubbard is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

In response to Items 4(a)-4(d), aggregate fees for professional services rendered for FlexShares Trust by Deloitte & Touche, LLP (“Deloitte”) for the fiscal years ended October 31, 2017 and October 31, 2016 were:

	2017
	All fees and services to the Trust that were pre-approved	All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$562,500	N/A
Audit Related Fees(b)	$0	$0
Tax Fees(c)	$62,500(1)	$0
All Other Fees (d)	$0	$0
Total:	$625,000	$0

	2016
	All fees and services to the Trust that were pre-approved	All fees and services to Service Affiliates(a) that were pre- approved
Audit Fees	$531,000	N/A
Audit Related Fees(b)	$0	$0
Tax Fees(c)	$60,000(1)	$0
All Other Fees (d)	$0	$0
Total:	$591,000	$0

(1)	Amounts relate to tax fees for the review of federal income tax returns, excise tax returns and year end distribution calculations.
(a)

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte for the periods ended October 31, 2017 and October 31, 2016 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the Registrant.

(b)

“Audit-Related Fees” are fees for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported as “Audit Fees.”

(c)	“Tax Fees” are fees for professional services rendered by Deloitte for tax compliance, tax advice and tax planning.
(d)	“All Other Fees” are for products and services provided by Deloitte other than those reported as Audit, Audit-Related or Tax Fees.

(e)(1)

The Registrant’s Audit Committee Charter provides that the Audit Committee is responsible for the approval of, prior to the appointment of, the engagement of the principal accountant to annually audit the Registrant’s financial statements. The Audit Committee must also pre-approve the engagement of the principal accountant to provide non-audit services to the Registrant, NTI or to any entity controlling, controlled by or under common control with NTI that provides ongoing services to the Registrant, if the engagement has a direct impact on the operations or financial reporting of the Registrant. The pre-approvals may be delegated to a designated representative (or representatives) of the audit committee and such pre-approvals and approvals must be reported to the full Audit Committee at its next meeting. Each designated representative must be a member of the Audit Committee.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees and services billed by Deloitte for services rendered to the Registrant and Service Affiliates for the periods ended October 31, 2017 and October 31, 2016, respectively, were $6,588,400 and $10,794,000.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services to Service Affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. All of the Board’s independent Trustees, Philip G. Hubbard, Eric T. McKissack and Sarah N. Garvey, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers.

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not Applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not Applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls And Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a—3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FlexShares Trust

By:
/s/ Peter K. Ewing
Peter K. Ewing
President
January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Peter K. Ewing
Peter K. Ewing
President
January 5, 2018

By:
/s/ Randal Rein
Randal Rein
Treasurer and Principal Financial Officer
January 5, 2018